                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[   ]      Preliminary Proxy Statement
[   ]      Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[ X ]      Definitive Proxy Statement
[   ]      Definitive Additional Materials
[   ]      Soliciting Material Pursuant to Section  240.14a-11(c) or
           Section  240.14a-12

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
         ____________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

         ____________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and
           O-11.

  1)    Title of each class of securities to which transaction applies:
        _____________________________________________________________________

  2)    Aggregate number of securities to which transaction applies:
        _____________________________________________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:*
        _____________________________________________________________________

  4)    Proposed maximum aggregate value of transaction:
        _____________________________________________________________________

  5)    Total fee paid:
        _____________________________________________________________________

[   ]      Fee paid previously with preliminary materials.

  * Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]      Check box if any part of the fee is offset as provided by
           Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)    Amount Previously Paid:
        _____________________________________________________________________

  2)    Form, Schedule or Registration Statement No.:
        _____________________________________________________________________

  3)    Filing Party:
        _____________________________________________________________________

  4)    Date Filed:
        _____________________________________________________________________

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                               26601 AGOURA ROAD
                          CALABASAS, CALIFORNIA  91302
                              --------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 1996

TO THE SHAREHOLDERS OF SUPERIOR NATIONAL INSURANCE GROUP, INC:

         The 1996 Special Meeting of Shareholders (the "Special Meeting") of Superior National Insurance Group, Inc., a California corporation (the "Company"), will be held at 10:00 a.m., Pacific Time, on Wednesday, December 11, 1996, at the Company's principal business offices at 26601 Agoura Road, Calabasas, California 91302, for the following purposes:

         1. To consider and vote to approve the issuance of 2,390,438 shares of the Company's Common Stock pursuant to the Stock Purchase Agreement dated as of September 17, 1996 among the Company, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P., TJS Partners, L.P., and certain members of the Company's management, the net proceeds of which shall be used by the Company, in addition to the net proceeds to be received by it under a term loan from one or more banks including The Chase Manhattan Bank, as agent, and cash on hand, to acquire Pac Rim Holding Corporation, a Delaware corporation;

         2. To consider and vote to approve a charter amendment that would establish restrictions on transfers of the Company's Common Stock in order to protect the availability of a substantial portion of its Net Operating Loss Carryforwards under the "ownership change" rules set forth in Section 382 of the Internal Revenue Code of 1986, as amended;

         3. To consider and vote to approve the reincorporation of the Company in the State of Delaware;

         4. To consider and vote to approve an amendment to the Bylaws of the Company that would increase the size of the Board of Directors of the Company from nine to eleven members;

         5. To elect two new directors to the Company's Board of Directors to fill the two newly created vacancies in the event the Company's Bylaws are amended in accordance with Proposal No. 4 of the Proxy Statement; and

         6. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         The Board of Directors intends to present Steven B. Gruber and Roger
W. Gilbert as nominees for election as directors at the Special Meeting.

         The foregoing items of business are more fully described in the Proxy Statement. Only the shareholders of record at the close of business on November 8, 1996 are entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

                                  By Order of the Board of Directors

                                  ROBERT E. NAGLE
                                  Secretary
November 11, 1996
Calabasas, California

         YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE SPECIAL MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.
                              --------------------

         REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO ROBERT E. NAGLE, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, AT THE OFFICES OF THE COMPANY, 26601 AGOURA ROAD, CALABASAS, CALIFORNIA 91302.

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                               26601 AGOURA ROAD
                          CALABASAS, CALIFORNIA 91302
                              --------------------
                                PROXY STATEMENT
                      1996 SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 1996
                              --------------------

                              GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Superior National Insurance Group, Inc., a California corporation (the "Company" or "SNIG"), for use at the 1996 Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, December 11, 1996 at 10:00 a.m., Pacific Time, at the Company's principal business offices at 26601 Agoura Road, Calabasas, California 91302, and any adjournment or postponement thereof. This Proxy Statement, the form of proxy utilized at the Special Meeting, and certain related documents were mailed or delivered to the shareholders of the Company on or about November 11, 1996.

MATTERS TO BE CONSIDERED

         The Special Meeting has been called (1) to consider and vote to approve the issuance (the "Stock Issuance") of 2,390,438 shares of the Company's Common Stock (the "Common Stock") pursuant to the Stock Purchase Agreement dated as of September 17, 1996 (the "Stock Purchase Agreement") among the Company, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P., TJS Partners, L.P., and certain members of the Company's management, the net proceeds of which shall be used by the Company, in addition to the net proceeds to be received by it under a term loan (the "Term Loan") from one or more banks including The Chase Manhattan Bank, as agent ("Chase"), and cash on hand, to acquire Pac Rim Holding Corporation, a Delaware corporation ("Pac Rim"); (2) to consider and vote to approve a charter amendment that would establish restrictions on transfers of the Common Stock that are designed to protect the availability of a substantial portion of the Company's Net Operating Loss Carryforwards ("NOLs") under the "ownership change" rules set forth in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), which would be adopted as part of the Company's Certificate of Incorporation in Delaware, were it to reincorporate, or alternatively as an amendment to the Company's existing Articles of Incorporation; (3) to consider and vote to approve the reincorporation of the Company in the State of Delaware; (4) to consider and vote to approve an amendment to the Bylaws of the Company that would increase the size of the Board of Directors from nine to eleven members; (5) to elect two new directors to the Board of Directors to fill the two newly created vacancies in the event the Company's Bylaws are amended in accordance with Proposal No. 4 of this Proxy Statement; and (6) to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

         The directors have fixed the close of business on November 8, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company's voting securities on the Record Date are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 3,437,523 shares of Common Stock.

QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the combined voting power of the outstanding shares of Common Stock and the Company's 14.5% Senior Subordinated Voting Notes due April 1, 2002 (the "Voting Notes") will constitute a quorum for the transaction of business at the Special Meeting. As to all matters, except the election of directors, each shareholder is entitled to one vote for each share of Common Stock held. Each holder of the Voting Notes is entitled to vote only in director elections, director removals, changes to the authorized number of directors, and votes on amendments to that right to vote. As of the Record Date, the number of votes held by the holders of the Voting Notes was equivalent to 1,569,363 shares of Common Stock.

         Upon the request of any person entitled to vote, each holder of voting securities voting in the election of directors may cumulate such holder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes held by such holder, or distribute such holder's votes on the same principle among as many candidates as the holder may select, provided that, for purposes of the Special Meeting, votes cannot be cast for more than two candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless, pursuant to the Bylaws of the Company, the candidate's name has been placed in nomination prior to the voting.

         All proxies that are properly completed, signed and returned prior to the Special Meeting will be voted. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to any such proposals, the proxy will be voted in accordance with the recommendations of the Board of Directors. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by the shareholder's attending the Special Meeting and expressing a desire to vote his or her shares in person.

         Proxies for the Special Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone. The Company does not expect to pay any fees or compensation for the solicitation of proxies but may reimburse brokers and other persons holding securities in their names, or in the names of nominees, for their expenses in sending proxy materials to shareholders and obtaining their proxies.

         All shareholders are urged to complete, sign and promptly return the enclosed proxy form.

VOTE REQUIRED

         Approval of "Proposal No. 1--The Stock Issuance" requires the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at a meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). The holders of the Voting Notes are not entitled to vote on this proposal. Abstentions will have no effect. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties (as defined in "Certain Considerations--Concentration of Ownership") be voted in favor of each of Proposals No. 1, No. 2, No. 4, and No. 5. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

         Approval of "Proposal No. 2--Transfer Restrictions Charter Amendment" requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The holders of the Voting Notes are not entitled to vote on this proposal. Abstentions will have the effect of a negative vote. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties vote in favor of each of Proposals No. 1, No. 2, No. 4, and No. 5. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

         Approval of "Proposal No. 3--Reincorporation of the Company in the State of Delaware" requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The holders of the Voting Notes are not entitled to vote on this proposal. Abstentions will have the effect of a negative vote. Reincorporation is not a condition precedent to the Stock Issuance, but is recommended by the Board of Directors.

         Approval of "Proposal No. 4--Amendment of Bylaws to Increase Authorized Number of Directors" requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon and the affirmative vote of a majority of the Common Stock equivalent votes held by the Voting Notes as provided in the Amended and Restated Articles of Incorporation and Bylaws of the Company, each voting as a separate class. Abstentions will have the effect of a negative vote. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties vote in favor of each of Proposals No. 1, No. 2, No. 4, and No. 5. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

         With respect to "Proposal No. 5--Election of Two Additional Directors," the two nominees who receive the greatest number of votes cast for the election of those directorships shall become directors at such time as the Stock Issuance occurs. Holders of shares of Common Stock are entitled to cast ballots for directors, as are the holders of the Voting Notes (casting votes as if they were holders of shares of Common Stock as provided in the Amended and Restated Articles of Incorporation and Bylaws of the Company). Shareholders may cumulate their votes for one or more candidates in the manner and upon the satisfaction of conditions described in this Proxy Statement. Abstentions shall have no effect on voting for election of directors. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties vote in favor of each of Proposals No.1, No. 2, No. 4, and No. 5. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

EFFECT OF BROKER NON-VOTES

         "Broker Non-Votes" occur when a broker holding shares of Common Stock in street name withholds its vote on certain "non-routine" matters because the broker has not received instructions from the beneficial owner of those shares and does not have discretionary authority to vote on such non-routine matters without specific instructions. Brokers holding shares in street name must receive specific instructions from the beneficial owners in order to have the authority to vote, in person or by proxy, on certain non-routine matters. When a beneficial owner does not give specific instructions to the broker, the broker, as the holder of record, is entitled to vote only on "routine" matters and must withhold its votes as to any "non-routine" matters. Where a proxy solicitation includes a non-routine proposal and the broker does not receive specific instructions from the beneficial owner, the resulting proxy is considered a "limited proxy." Shares represented by limited proxies are considered present for quorum purposes, but are not considered present for purposes of determining the total number of shares with voting power present with regard to a non-routine proposal. The resulting Broker Non-Vote of such a limited proxy will be treated as an abstention on such non-routine proposal.

         Each of "Proposal No. 1--The Stock Issuance," "Proposal No. 2--Transfer Restrictions Charter Amendment," "Proposal No. 3--Reincorporation of the Company in the State of Delaware," and "Proposal No. 4--Amendment of Bylaws to Increase Authorized Number of Directors" is a non-routine proposal. Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting. A limited proxy as to Proposal No. 1 will have no effect, unless abstentions cause the conditions to the Stock Issuance as discussed above under "--Vote Required" not to be satisfied. Approval of each of Proposal No. 2 and Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon, as discussed above under "--Vote Required." Approval of Proposal No. 4 requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon, and an affirmative vote of a majority of the Voting Notes, each voting as a separate class as discussed above under "--Vote Required." The effect of a limited proxy will be that Broker Non-Votes will be treated as votes against each of Proposals No. 2, No. 3, and No. 4. "Proposal No. 5--Election of Two Additional Directors" is a "routine" matter upon which brokers holding shares in street name can cast votes with or without specific instructions from the beneficial holders of those shares. Shares held by brokers thus will be counted for purposes of determining whether Proposal No. 5 has been approved.

SUBMISSION OF SHAREHOLDER PROPOSALS

         Any shareholder who wishes to present a proposal for action at the 1997 annual meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than December 15, 1996 in such form as required under the rules and regulations promulgated by the Securities and Exchange Commission.

OTHER INFORMATION

         The Common Stock is listed for trading under the symbol "SNTL" on The Nasdaq National Market ("Nasdaq"), which is operated by The Nasdaq Stock Market, Inc. On November 8, 1996, the closing price for a share of Common Stock on Nasdaq was $12.00.

         A member of KPMG Peat Marwick LLP, the Company's independent auditors, is expected to be present at the Special Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

         The principal executive offices of the Company are located at 26601 Agoura Road, Calabasas, California 91302, and its telephone number is (818) 880-1600.

         The information set forth in this Proxy Statement concerning Pac Rim has been furnished by Pac Rim.

                              --------------------
                THIS PROXY STATEMENT IS DATED NOVEMBER 11, 1996.

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

DOCUMENTS INCORPORATED BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

GLOSSARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
   Defined Terms and Selected Insurance Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SUMMARY FINANCIAL DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

CERTAIN CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   Inherent Uncertainties Relating to Certain Effects of the Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . .  21
   Registration of Additional Shares; Shares Eligible for Future Sale   . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   Concentration of Ownership   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   Dilution of Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   Increased Leverage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   Transfer Restrictions--Antitakeover Effect   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   Transfer Restrictions--Continued Risk of Ownership Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   Uncertainty as to Market Price of the Common Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

PROPOSAL NO. 1 -- THE STOCK ISSUANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
OVERVIEW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   Introduction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   Background of Stock Issuance and Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   Rationale for Stock Issuance and Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   Opinion of Financial Advisor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
   Management After the Stock Issuance and the Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
   Prior Relationships  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AFTER THE   STOCK ISSUANCE . . . . . . . . . . . . . . . . .  32
   Security Ownership of Certain    Beneficial Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
   Security Ownership of Management   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
TERMS OF THE STOCK ISSUANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
   Stock Purchase Agreement:  Parties and Amounts Committed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
   Representations and Warranties of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
   Representations and Warranties of the Purchasers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
   Certain Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Covenants of All Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
       Covenants of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
       Covenants of IP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
   Closing Conditions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       Conditions to Each Party's Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       Conditions to the Company's Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
       Conditions to Purchasers' Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   Amendment/Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   Expenses and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   Restrictions on Transfer of Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   Registration Rights Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
USE OF PROCEEDS:  THE ACQUISITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
   Pac Rim Holding Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
   Terms of the Acquisition and  Related Transactions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
       Structure of the Acquisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
       Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
       Effectiveness of the Acquisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
       Conditions to the Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
       Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
       Limited Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
       Covenants of the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
       Certain Payments Under Existing Pac Rim Compensation Arrangements  . . . . . . . . . . . . . . . . . . . . . . . . .  50
       Termination, Amendment and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
       Termination Fee and Liquidated Damages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
       Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
       Related Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   Certain Other Items Related to the Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
       Accounting Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
       Market Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
       Additional Information Regarding Pac Rim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
UNAUDITED PRO FORMA FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
CERTAIN OTHER ITEMS RELATED TO THE STOCK ISSUANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   Governmental and Regulatory Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   Federal Income Tax Consequences  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   Vote Required to Approve the Stock Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

PROPOSAL NO. 2--TRANSFER RESTRICTIONS CHARTER AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   Introduction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   Purpose of the Transfer Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   The Company's NOLs and Section 382   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   Effect of the Stock Issuance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
   Standstill on Exercise of Outstanding Warrants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
   Description of the Transfer Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   Enforceability of the Transfer Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

   Continued Risk of Ownership Change   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   Antitakeover Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   Possible Effect on Liquidity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   Vote Required to Approve the Transfer Restrictions Charter Amendment   . . . . . . . . . . . . . . . . . . . . . . . . .  65

PROPOSAL NO. 3--REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE . . . . . . . . . . . . . . . . . . . . . . . . . .  66
   Introduction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
   Principal Reasons for the Reincorporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
   Antitakeover Implications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
   Possible Disadvantages   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
   No Change in the Name, Board Members, Business, Management, Employee Plans, or Location of Principal
       Facilities of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
   The Charter and Bylaws of SNIG-California and SNIG-Delaware  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
   Comparison of the Charters of SNIG-California and SNIG-Delaware  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
   Significant Differences Between the Corporation Laws of California and Delaware  . . . . . . . . . . . . . . . . . . . .  71
   Application of the General Corporation Law of California to Delaware Corporations  . . . . . . . . . . . . . . . . . . .  79
   Certain Federal Income Tax Consequences  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
   Vote Required to Approve the Reincorporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80

PROPOSAL NO. 4--AMENDMENT OF BYLAWS TO INCREASE AUTHORIZED NUMBER OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . .  81
   Vote Required to Approve Bylaw Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

PROPOSAL NO. 5--ELECTION OF TWO ADDITIONAL DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
   Committees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
   Meetings and Remuneration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
EXECUTIVE OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
   Executive Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
       Employment Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
       Change-in-Control Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
       Equity Incentive Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
   Option Grants in Last Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
   Option Exercises and Year End Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
   Compensation Committee Interlocks and Insider Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
   Report of the Compensation Committee of the Board of Directors   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
   Company Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
   Transactions with IIA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
   Transactions with Centre and its Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
   Stock Issuance to IP   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934  . . . . . . . . . . . . . . . . . . . . . . . . . . .  95

COMPANY INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
SELECTED FINANCIAL DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
   Unaudited Condensed Consolidated Financial Statements for the Six Months Ended June 30, 1996 . . . . . . . . . . . . . .  97
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS . . . . . . . . . . . . . . . . . . . 102
   Overview   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
   Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
   Results of Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
   Selected Financial Data as Reported for the Six Months Ended June 30, 1996 and 1995  . . . . . . . . . . . . . . . . . . 105
   Year Ended December 31, 1995 Compared to Year Ended December 31, 1994  . . . . . . . . . . . . . . . . . . . . . . . . . 109
   Year Ended December 31, 1994 Compared to Year Ended December 31, 1993  . . . . . . . . . . . . . . . . . . . . . . . . . 111
   Discontinued Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
   Liquidity and Capital Resources  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113
   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
   Accounting Standard Issued and Adopted   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
   Overview   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
   Company Strategy   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117
   Workers' Compensation Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 118
   Data Processing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120
   Marketing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120
   Loss Control   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
   Claim Management   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
   Policyholder Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
   Claims and Claim Adjustment Expense Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123
   Reconciliation of Liability for Claims and Claim Adjustment Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . 124
   Analysis of Direct Claims and Claim Adjustment Expense Development   . . . . . . . . . . . . . . . . . . . . . . . . . . 125
   Discontinued P&C Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
   Reconciliation of Liability for Discontinued Operations Claims and Claim Adjustment Expense  . . . . . . . . . . . . . . 127
   Analysis of Discontinued Operations Direct Claims and Claim Adjustment Expense Development   . . . . . . . . . . . . . . 128
   Reinsurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 129
   Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
   Information Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 132
   Competition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
   Regulation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 134
   Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 137
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138
   Security Ownership of Certain Beneficial Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138
   Security Ownership of Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 140
MARKET PRICE OF AND DIVIDENDS ON THE COMPANY'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS  . . . . . . . . . . . . . . . 142
DOCUMENTS INCORPORATED BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143
OTHER BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                              --------------------

                                    ANNEXES

Annex A  - Stock Purchase Agreement dated as of September 17, 1996, among the
           Company, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P., TJS Partners, L.P., and certain members of the Company's management, as amended.

Annex B  - Opinion of Donaldson, Lufkin & Jenrette Securities Corporation.

Annex C  - Agreement and Plan of Merger dated as of September 17, 1996 among the Company, SNTL Acquisition Corp., and Pac Rim.

    Exhibit C to Annex C  -       Series A Convertible Debentures and Series 1,
                                  2 and 3 Detachable Warrant Purchase Agreement
                                  dated as of September 17, 1996 among the
                                  Company, Prac Limited Partnership and
                                  Allstate Insurance Company.
    Exhibit E to Annex C  -       Series 3 Detachable Warrant Surrender
                                  Agreement dated as of September 17, 1996,
                                  among Pac Rim and the individuals named
                                  therein.
    Exhibit H to Annex C  -       Voting Agreement dated as of September 17,
                                  1996, among the Company and certain
                                  stockholders and debenture holders of Pac
                                  Rim.
    Exhibit K to Annex C  -       Employment Agreement dated as of April 15,
                                  1994, among Pac Rim, The Pacific Rim
                                  Assurance Company and Stanley Braun, as
                                  amended March 27, 1995 and March 30, 1996.

Annex D  - Text of Transfer Restrictions Charter Amendment.

Annex E  - Agreement and Plan of Merger between the Company and Superior
           National Insurance Group, Inc., a Delaware corporation ("SNIG-Delaware").

Annex F  - Certificate of Incorporation of SNIG-Delaware.

Annex G  - Bylaws of SNIG-Delaware.

Annex H  - Pac Rim Annual Report on Form 10-K for the year ended December 31,
           1995.

Annex I  - Pac Rim Quarterly Report on Form 10-Q for the quarter ended June 30,
           1996.

                             AVAILABLE INFORMATION

         The Company and Pac Rim are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Copies of such reports, proxy statements, and other information filed by each of the Company and Pac Rim can be inspected and copied at the SEC's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the public reference facilities maintained by the SEC at its regional offices located at 500 West Market Street, Suite 1450, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained from the SEC at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Such reports, proxy statements and other information concerning each of the Company and Pac Rim are also available for inspection at The Nasdaq Stock Market, Inc., 1735 K Street, N.W., Washington, D.C. 20006.


                      DOCUMENTS INCORPORATED BY REFERENCE

         The following documents filed by Pac Rim are incorporated herein by reference:

         (1) The Annual Report of Pac Rim on Form 10-K for the year ended December 31, 1995.

         (2) The Quarterly Report of Pac Rim on Form 10-Q for the quarter ended June 30, 1996.

Such documents are attached to this Proxy Statement as Annex H and Annex I, respectively.

                                    GLOSSARY

DEFINED TERMS AND SELECTED INSURANCE TERMS


Acquisition . . . . . . . . . . . .   The acquisition of Pac Rim by the Company
                                      pursuant to the Pac Rim Acquisition
                                      Agreement, attached hereto as Annex C.

Admitted Assets . . . . . . . . . .   Assets recognized and accepted by state
                                      insurance regulatory authorities for their purposes in determining the financial condition of an insurance company.

Associate . . . . . . . . . . . . .   See definition in "Certain Considerations
                                      --Concentration of Ownership."

Bishop Estate . . . . . . . . . . .   Estate of Bernice P. Bishop, a limited
                                      partner of III.

Board of Directors  . . . . . . . .   Board of Directors of the Company.

Centre  . . . . . . . . . . . . . .   See definition in "Proposal No.
                                      1--Security Ownership of Certain
                                      Beneficial Owners and Management After
                                      the Stock Issuance--Security Ownership of
                                      Certain Beneficial Owners."

CentreLine  . . . . . . . . . . . .   See definition in "Proposal No.
                                      1--Security Ownership of Certain
                                      Beneficial Owners and Management After
                                      the Stock Issuance--Security Ownership of
                                      Certain Beneficial Owners."

CentreLine Warrant  . . . . . . . .   See definition in "Proposal No.
                                      1--Security Ownership of Certain
                                      Beneficial Owners and Management After the
                                      Stock Issuance--Security Ownership of
                                      Certain Beneficial Owners," footnote 6.

Certificate of Incorporation  . . .   Certificate of Incorporation of SNIG-
                                      Delaware, attached hereto as Annex F.

Chase . . . . . . . . . . . . . . .   The Chase Manhattan Bank.

Claims and Claim Adjustment Expenses  The estimated ultimate cost of claims, whether reported or unreported, charged
                                      against earnings when claims occur,
                                      including the estimated expenses of
                                      settling claims (claim adjustment
                                      expenses).

Closing Date  . . . . . . . . . . .   Date on which the Stock Issuance, the Term
                                      Loan and the Acquisition all will be
                                      consummated.

Code  . . . . . . . . . . . . . . .   Internal Revenue Code of 1986, as amended.

Combined Ratio  . . . . . . . . . .   The sum of the expense ratio, the loss
                                      ratio, and the policyholder dividend
                                      ratio.  A combined ratio under 100%
                                      generally indicates an underwriting
                                      profit, and a combined ratio over 100%
                                      generally indicates an underwriting loss.

Common Stock  . . . . . . . . . . .   Common Stock of SNIG.

Company . . . . . . . . . . . . . .   Superior National Insurance Group, Inc.,
                                      a California corporation, including, if
                                      the context requires, its subsidiaries,
                                      on a consolidated basis.

Convertible Debentures  . . . . . .   The Pac Rim Series A Convertible
                                      Debentures.

Debenture Purchase Agreement  . . .   The Series A Convertible Debentures and
                                      Series 1, 2 and 3 Detachable Warrant
                                      Purchase Agreement dated as of September
                                      17, 1996 among the Company, Prac Limited
                                      Partnership, and Allstate Insurance
                                      Company, attached hereto as Exhibit C to Annex C.

Disinterested Approval  . . . . . .   See definition in "Proposal No. 1--Terms
                                      of the Stock Issuance--Certain
                                      Covenants--Covenants of IP."

DLJ . . . . . . . . . . . . . . . .   Donaldson, Lufkin & Jenrette Securities
                                      Corporation.

DLJ Opinion . . . . . . . . . . . .   Opinion as to financial fairness provided
                                      by DLJ, described in "Proposal No.
                                      1--Overview--Opinion of Financial
                                      Advisor," and attached as Annex B.

DOI . . . . . . . . . . . . . . . .   California Department of Insurance.


Exchange Act  . . . . . . . . . . .   Securities Exchange Act of 1934, as
                                      amended.

Expense Ratio . . . . . . . . . . .   The ratio of underwriting expenses to net
                                      premiums earned.

Form A  . . . . . . . . . . . . . .   See definition in
                                      "Summary--Proposals--Proposal No.
                                      1--Governmental and Regulatory Approvals."

HSR Act . . . . . . . . . . . . . .   Hart-Scott-Rodino Antitrust Improvements
                                      Act of 1976, as amended.


IIA . . . . . . . . . . . . . . . .   International Insurance Advisors, Inc., a
                                      New York corporation, investment advisors to III.

III . . . . . . . . . . . . . . . .   International Insurance Investors, L.P.,
                                      a Bermuda limited partnership; owner of
                                      the Voting Notes.

IP  . . . . . . . . . . . . . . . .   IP Bermuda and IP Delaware, collectively.

IPA . . . . . . . . . . . . . . . .   See definition in "Proposal No. 1--Terms
                                      of the Stock Issuance--Expenses and Fees."


IP Associates . . . . . . . . . . .   See definition in "Proposal No. 1--Terms
                                      of the Stock Issuance--Certain
                                      Covenants--Covenants of IP."

IP Bermuda  . . . . . . . . . . . .   Insurance Partners Offshore (Bermuda),
                                      L.P., a Bermuda limited partnership; one of the Purchasers.

IP Delaware . . . . . . . . . . . .   Insurance Partners, L.P., a Delaware
                                      limited partnership; one of the
                                      Purchasers.

IRS . . . . . . . . . . . . . . . .   Internal Revenue Service.

Loss Ratio  . . . . . . . . . . . .   The ratio of claims and claim adjustment
                                      expenses to net premiums earned.

Merger Sub  . . . . . . . . . . . .   SNTL Acquisition Corp., a Delaware
                                      corporation and wholly-owned subsidiary
                                      of the Company.  Also referred to as
                                      "SNTL."

NAIC  . . . . . . . . . . . . . . .   National Association of Insurance
                                      Commissioners.

Nasdaq  . . . . . . . . . . . . . . . The Nasdaq National Market.

Net premiums Earned . . . . . . . .   The portion of net premiums written
                                      applicable to the insurance coverage
                                      provided in any particular accounting
                                      period.

Net Premiums Written  . . . . . . .   Premiums retained by an insurance company
                                      after deducting premiums on business
                                      reinsured with others.

Newly Issued Stock  . . . . . . . .   The 2,390,438 shares of Common Stock to be
                                      issued pursuant to the Stock Purchase
                                      Agreement.

NOLs  . . . . . . . . . . . . . . .   Net Operating Loss Carryfowards under the
                                      Code.

Ownership change  . . . . . . . . .   See discussion in "Proposal No. 2--The
                                      Company's NOLs and Section 382."

P&C . . . . . . . . . . . . . . . .   Property and casualty.

Pac Rim . . . . . . . . . . . . . .   Pac Rim Holding Corporation.

Pac Rim Common Stock  . . . . . . .   Common stock of Pac Rim.

Pac Rim Acquisition Agreement . . .   Agreement and Plan of Merger among the
                                      Company, Pac Rim, and SNTL dated as of
                                      September 17, 1996, attached as Annex C.

Pac Rim Warrants  . . . . . . . . .   Series 1, 2 and 3 Detachable Warrants to
                                      purchase Pac Rim Common Stock issued by
                                      Pac Rim.

Participating Policies  . . . . . .   Policies that provide for the
                                      discretionary payment of dividends to
                                      policyholders (as a refund of premiums).

Policy Acquisition Costs  . . . . .   Agents' or brokers' commissions, premium
                                      taxes, and marketing, underwriting, and
                                      other expenses associated with the
                                      production of business.

Policyholder Dividend Ratio . . . .   The ratio of policyholder dividends
                                      incurred to net premiums earned.
                                      Policyholder dividends are amounts
                                      refunded by an insurance company to
                                      policyholders.

Policyholders' Surplus  . . . . . .   The amount remaining after all liabilities
                                      are subtracted from all admitted assets, applying statutory accounting principles.
                                      This sum is regarded as financial
                                      protection to policyholders in the event an insurance company suffers unexpected or catastrophic losses.

Purchasers  . . . . . . . . . . . .   Parties purchasing the Newly Issued Stock
                                      pursuant to the Stock Purchase Agreement, comprised of IP Bermuda, IP Delaware,
                                      TJS, and certain members of the Company's management.

Record Date . . . . . . . . . . . .   The close of business on November 8, 1996.
                                      See "General Information--Record Date and
                                      Voting."

Registration Rights Agreement . . .   See definition in "Proposal No. 1--Terms
                                      of the Stock Issuance--Registration
                                      Rights Agreement."

Reincorporation . . . . . . . . . .   The reincorporation of the Company in the
                                      state of Delaware.

Reinsurance . . . . . . . . . . . .   An agreement whereby an insurer transfers
                                      ("cedes") a portion of the insurance risk to a reinsurer in exchange for the payment of a premium. Reinsurance can be effected by "treaties," which automatically cover all risks of a defined category, amount, and type, or by "facultative reinsurance," which is negotiated between an original insurer and the reinsurer on an individual, contract-by-contract basis.

SEC . . . . . . . . . . . . . . . .   Securities and Exchange Commission.

Section 382 . . . . . . . . . . . .   See definition in "Proposal No.1--Terms of
                                      the Stock Issuance--Closing
                                      Conditions--Conditions to Purchasers'
                                      Obligations" and discussion in "Proposal
                                      No. 2--The Company's NOLs and Section
                                      382."

Securities Act  . . . . . . . . . .   Securities Act of 1933, as amended.

SNIC  . . . . . . . . . . . . . . .   Superior National Insurance Company, the
                                      wholly-owned insurance subsidiary of SNIG.

SNIG  . . . . . . . . . . . . . . .   Superior National Insurance Group, Inc.

SNIG-Delaware . . . . . . . . . . .   Superior National Insurance Group, Inc.,
                                      a Delaware corporation to be formed for
                                      the purpose of reincorporating the
                                      Company.  See "Proposal No.
                                      3--Introduction."

SNIG-California . . . . . . . . . .   The Company as currently constituted.

SNIG Merger . . . . . . . . . . . .   Merger of SNIG-California and
                                      SNIG-Delaware to accomplish the
                                      Reincorporation.

SNIG Merger Agreement . . . . . . .   Agreement effecting the SNIG Merger and,
                                      hence, the Reincorporation, attached as
                                      Annex E.

SNTL  . . . . . . . . . . . . . . .   SNTL Acquisition Corp, a Delaware
                                      corporation and wholly-owned subsidiary
                                      of the Company.  Also referred to as
                                      "Merger Sub."

Special Meeting . . . . . . . . . .   The meeting of the Company's shareholders
                                      to be held on Wednesday, December 11,
                                      1996 at 10:00 a.m., Pacific Time, at the Company's principle executive offices at
                                      26601 Agoura Road, Calabasas, California
                                      91302, and any adjournment or
                                      postponement thereof.

Statutory Accounting Principles
   ("SAP")  . . . . . . . . . . . .   An accounting method prescribed or
                                      permitted by state insurance regulators.
                                      The more significant differences are:
                                      (a) premium income is taken into
                                      operations over the periods covered by the policies, whereas the related acquisition and commission costs are expensed when incurred; (b) deferred income taxes are not recognized; (c) certain assets such as agents' balances over ninety days due and prepaid expenses are nonadmitted assets for statutory reporting purposes; (d) policyholder dividends are accrued when declared; (e) the cash flow statement is not consistent with classifications and the presentation under GAAP; (f) bonds are recorded at amortized cost, regardless of trading activities; (g) loss and loss adjustment expense reserves and unearned premium reserves are stated net of reinsurance; and (h) minimum statutory reserves for losses in excess of Company's estimates are required.

Stock Issuance  . . . . . . . . . .   The issuance and sale of 2,390,438 shares
                                      of Common Stock for $7.53 per share,
                                      aggregating approximately $18 million,
                                      pursuant to the Stock Purchase Agreement.

Stock Purchase Agreement  . . . . .   The Stock Purchase Agreement dated as of
                                      September 17, 1996 among the Company,
                                      Insurance Partners, L.P., a Delaware
                                      limited partnership, Insurance Partners
                                      Offshore (Bermuda), L.P., a Bermuda
                                      limited partnership, TJS Partners, L.P., a New York limited partnership, and certain members of the Company's management, attached hereto as Annex A.

Surviving Corporation . . . . . . .   The combined entity following the merger
                                      of Pac Rim and Merger Sub, which will be named Superior Pacific Holding
                                      Corporation, a Delaware corporation.

Term Loan . . . . . . . . . . . . .   $44 million credit facility from one or
                                      more banks including The Chase Manhattan
                                      Bank, as agent.

TJS . . . . . . . . . . . . . . . .   TJS Partners, L.P., a New York limited
                                      partnership.

Transaction . . . . . . . . . . . .   The Stock Issuance, the Acquisition, and
                                      the Term Loan, collectively.

Transfer Restrictions . . . . . . .   See definition in "Proposal No.
                                      2--Introduction," and Annex D.

Treaty  . . . . . . . . . . . . . .   A reinsurance agreement.  See
                                      "Reinsurance," above.

Underwriting  . . . . . . . . . . .   The process whereby an insurer reviews
                                      applications submitted for insurance
                                      coverage, determines whether it will
                                      accept all or part of the coverage
                                      requested, and determines the premiums to be charged.

Underwriting Expenses . . . . . . .   The aggregate of commissions and other
                                      policy acquisition costs, as well as the portion of administrative, general, and other expenses attributable to the underwriting operations.

Underwriting Profit (Loss)  . . . .   The excess (deficiency) resulting from
                                      the difference between net premiums earned and the sum of claims and claims adjustment expenses, underwriting expenses, and policyholder dividends.

Unpaid Claims and Claim Adjustment    An estimate of claims that have occurred,
   Expenses   . . . . . . . . . . .   both reported and unreported (including
                                      claim adjustment expenses), and have been charged against earnings but remain unpaid.

Voting Agreement  . . . . . . . . .   Voting Agreement dated as of September
                                      17, 1996, among the Company and certain
                                      stockholders and debenture holders of Pac
                                      Rim, attached as Exhibit H to Annex C.

Voting Notes  . . . . . . . . . . .   See definition in "Proposal No.
                                      1--Security Ownership of Certain
                                      Beneficial Owners and Management After
                                      the Stock Issuance--Security Ownership
                                      of Certain Beneficial Owners."

Warrant Surrender Agreement . . . .   Series 3 Detachable Warrant Surrender
                                      Agreement dated as of September 17, 1996, among Pac Rim and the individuals named therein, attached as Exhibit E to Annex C.

WCIRB . . . . . . . . . . . . . . .   Workers' Compensation Insurance Rating
                                      Bureau.


ZRC . . . . . . . . . . . . . . . .   Zurich Reinsurance Centre.

                                    SUMMARY

         The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary does not contain a complete statement of all material features of the proposals to be voted on and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and in the accompanying Annexes.

                              GENERAL INFORMATION

THE COMPANIES


The Company . . . . . . . . . . .   Superior National Insurance Group, Inc., a
                                    California corporation (the "Company" or
                                    "SNIG"), is a holding company that, through its wholly owned subsidiary, Superior
                                    National Insurance Company ("SNIC"), is
                                    engaged in writing workers' compensation insurance principally in the State of California and, until September 30, 1993, was engaged in writing commercial property and casualty insurance. The Company's principal executive offices are located at 26601 Agoura Road, Calabasas, California
                                    91302 and its telephone number is (818)
                                    880-1600.  See "Company Information
                                    --Business."

Pac Rim . . . . . . . . . . . . .   Pac Rim Holding Corporation, a Delaware
                                    corporation ("Pac Rim"), is engaged through its wholly owned subsidiary, The Pacific Rim
                                    Assurance Company, and the latter's wholly owned subsidiary, Regional Benefits
                                    Insurance Services, Inc., exclusively in the writing and production of workers' compensation insurance, primarily in the
                                    State of California with an emphasis on the Southern California market. Pac Rim's principal executive offices are located at 6200 Canoga Avenue, Woodland Hills,
                                    California 91367 and its telephone number is (818) 226-6200. See "Proposal No.
                                    1--Use of Proceeds: The Acquisition--Pac
                                    Rim Holding Corporation."

SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY

Time, Date, Place, and Purpose  . . The 1996 Special Meeting of Shareholders of
                                    the Company (the "Special Meeting") will be held on December 11, 1996 at 10:00 a.m., Pacific Time, at the Company's principal executive offices at 26601 Agoura Road, Calabasas, California 91302.

                                    At the Special Meeting, the Company's
                                    shareholders will be asked: (i) to consider and vote to approve the issuance of 2,390,438 shares of the Company's Common Stock pursuant to the Stock Purchase Agreement; (ii) to consider and vote to approve a charter amendment that would establish restrictions on transfers of Common Stock in the interest of preserving certain tax benefits available to the Company; (iii) to consider and vote to approve the reincorporation of the Company in the State of Delaware; (iv) to consider and vote to approve an amendment to the Bylaws of the Company that would increase the size of the Board of Directors from nine to eleven members; (v) to elect two new directors to the Board of Directors to fill the two newly created vacancies in the event the Company's Bylaws are amended in accordance with Proposal No. 4; and (vi) to transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

Record Date;
Quorum  . . . . . . . . . . . . .   The Record Date for determining the
                                    shareholders of the Company entitled to
                                    vote upon the matters set forth in this
                                    Proxy Statement is the close of business on November 8, 1996.

                                    The presence, either in person or by
                                    properly designated proxy, at the Special
                                    Meeting of the holders of a majority of the combined voting power of the outstanding shares of Common Stock and the Company's 14.5% Senior Subordinated Voting Notes due April 1, 2002 (the "Voting Notes") is necessary to constitute a quorum. As to all matters, except the election of directors, each shareholder is entitled to one vote for each share of Common Stock held. With respect to the election of directors, a shareholder may cumulate such holder's votes in the manner described under "General Information--Quorum and Voting Requirements." Each holder of the Voting Notes is entitled to vote only in director elections, director removals, changes in the number of authorized directors, and votes on amendments to such voting rights. With respect to amendments to such voting rights, the Voting Notes vote as a separate class.

                                    As of November 8, 1996, directors and
                                    executive officers of the Company
                                    beneficially owned 400,277 shares of Common
                                    Stock (representing approximately 13.6% of the outstanding shares of Common Stock) and had voting control over the Voting Notes. See "Proposal No. 1--Security Ownership of Certain Beneficial Owners and Management After the Stock Issuance--Security Ownership of Certain Beneficial Owners" and "General Information--Quorum and Voting
                                    Requirements." The Company believes that all such directors and officers intend to vote in favor of each Proposal presented herein. See "General Information--Vote Required" regarding approval by disinterested shareholders.

Dissenters' or Appraisal Rights .   California law provides that no dissenters'
                                    or appraisal rights are available to
                                    shareholders of the Company with respect to any of the matters discussed in this Proxy
                                    Statement.

                                   PROPOSALS



PROPOSAL NO. 1 -- THE STOCK ISSUANCE


The Stock Purchase Agreement  . .   Pursuant to the Stock Purchase Agreement
                                    dated as of September 17, 1996 (the "Stock
                                    Purchase Agreement") among the Company,
                                    Insurance Partners, L.P. ("IP Delaware"),
                                    Insurance Partners Offshore (Bermuda), L.P.
                                    ("IP Bermuda" and, together with IP
                                    Delaware, "IP"), and TJS Partners, L.P., and certain members of the Company's management (together with IP, the
                                    "Purchasers"), the Company shall issue and sell an aggregate of 2,390,438 shares of Common Stock to the Purchasers (the "Stock
                                    Issuance") for an aggregate purchase price of approximately $18 million, the net proceeds of which, in addition to the net proceeds to be received by it under a $44 million Term Loan from one or more banks led by Chase and cash on hand, shall be used by the Company to acquire Pac Rim.

Effect of the Stock Issuance  . .   Based upon the Common Stock outstanding as
                                    of the Record Date, and assuming that no outstanding warrants or stock options convertible into shares of Common Stock are exercised prior to the Stock Issuance, approximately 5,827,961 shares of Common
                                    Stock will be outstanding upon consummation of the Stock Issuance, of which the Company believes 2,139,034 shares (approximately 37% of the total number of shares of Common
                                    Stock outstanding) will be held in the
                                    aggregate by IP and its Associates (as
                                    defined under "Certain Considerations
                                    --Concentration of Ownership").  In
                                    addition, Common Stock and warrants to
                                    purchase Common Stock held by IP and its Associates will represent approximately 40% of the Company's equity securities on a fully diluted basis. However, IP and its Associates have agreed to certain limitations on their voting power as shareholders. See "Proposal No. 1--Security
                                    Ownership of Certain Beneficial Owners and
                                    Management After the Stock Issuance" and "
                                    --Terms of the Stock Issuance--Certain
                                    Covenants--Covenants of IP."

Terms of the Stock
   Purchase Agreement . . . . . .   In addition to customary terms and
                                    provisions, including customary
                                    representations and warranties, covenants, and reciprocal indemnification provisions, the Stock Purchase Agreement contains certain covenants by IP that shall remain effective so long as IP and its Associates beneficially own an aggregate of 15% or more of the outstanding Common Stock on a fully diluted basis. One such covenant, with certain limited exceptions, prohibits IP or any of its Associates from acquiring any additional shares of Common Stock, entering into a merger or business combination involving the Company, participating in any solicitation of proxies, or participating in any group with respect to the foregoing, without a two-thirds majority vote of either the non-Associate and non-employee directors or the shareholders
                                    (excluding those shares held by executive officers having to report transactions in Common Stock under securities laws and by IP and its Associates.) Another covenant provides that IP and its Associates will not elect more than five directors (or the highest number that is less than a majority of the Board of Directors). An additional covenant provides that IP will not transfer any of its shares except in certain types of specified transactions.

                                    The Company covenants under the Stock
                                    Purchase Agreement that it shall present to its shareholders a proposal to amend its Bylaws to expand its Board of Directors from nine to eleven members and, so long as the Stock Purchase Agreement is in effect, nominate one individual designated by IP
                                    (so long as such person is reasonably
                                    acceptable to the Board of Directors) for election to the Board of Directors at each annual meeting of shareholders.

Conditions to the Stock Issuance;
  Termination of Stock
  Purchase Agreement  . . . . . .   Notwithstanding shareholder approval of the
                                    Stock Issuance, the Transfer Restrictions
                                    (discussed below under Proposal No. 2), the expansion of the Board of Directors, and the election of two additional directors, the consummation of the Stock Issuance is subject to a number of additional conditions, including without limitation, conditions requiring the receipt of all governmental authorizations required for performance of each party's obligations under the Stock Purchase Agreement, the distribution by International Insurance
                                    Investors, L.P., to its partners of certain warrants to purchase Common Stock, the absence of a material adverse effect on the Company between July 1, 1996 and the consummation of the Stock Issuance, the agreement of certain warrant holders
                                    (including those participating in the III distribution) to refrain from exercising their warrants so as to reduce risk of an "ownership change" under Section 382 of the Internal Revenue Code, and the simultaneous consummation of the Term Loan and the transactions contemplated by the Pac Rim
                                    Acquisition Agreement.

Restrictions on Transfer of Shares  The shares of Common Stock issued pursuant to the Stock Issuance will not be registered under the Securities Act and consequently will be subject to standard restrictions on transferability imposed by federal and state securities laws on privately issued securities. See "Proposal No. 1--Terms of the Stock Issuance--Restrictions on Transfer of Shares."

Governmental and Regulatory
  Approvals of the Stock
  Issuance . . . . . . . . . . . .  The Company is not aware of any governmental or regulatory approval that must be obtained in order to consummate the Stock Issuance, other than approval by the California Department of Insurance (the "DOI"), whose approval must be sought by IP in connection with its purchase of shares thereunder. IP has already filed a Form A Information Statement ("Form A") with the DOI under
                                    Section 1215.2 of the California Insurance
                                    Code and Title 10, California Code of
                                    Regulations Section 2683 et seq., in order to obtain such approval. As of the date of this Proxy Statement, such approval has not been obtained.

Opinion of Financial Advisor . . .  Donaldson, Lufkin & Jenrette Securities
                                    Corporation ("DLJ") has been retained by the Board of Directors to act as its financial advisor in connection with the Stock Issuance and the Acquisition (the Stock Issuance, the Acquisition, and the Term Loan are referred to collectively as the "Transaction"). DLJ has delivered to the Board of Directors its written opinion, dated September 17, 1996, to the effect that, as of such date and based upon and subject to the matters described therein, the Transaction, taken as a whole, is fair to the Company, from a financial point of view. Reference is made to the full text of such opinion, a copy of which is set forth in Annex B in its entirety. The Company's shareholders are urged to read this opinion carefully for a description of the procedures followed, the factors considered, and the assumptions made by DLJ. See "Proposal No. 1--Overview--Opinion of Financial Advisor."

The Board of Directors and
  Management of the Company
  Following the Stock Issuance . .  It is a condition to the Stock Issuance that one nominee designated by IP (so long as such person is reasonably acceptable to the Board of Directors) and one independent nominee designated by the Company be elected to the Board of Directors of the Company in connection with the expansion of the Board of Directors from nine to eleven members as contemplated by "Proposal No. 4--Amendment of Bylaws to Increase Authorized Number of Directors" and "Proposal No. 5--Election of Two Additional Directors."

The Acquisition  . . . . . . . . .  Pursuant to the Agreement and Plan of Merger
                                    dated as of September 17, 1996 (the "Pac Rim
                                    Acquisition Agreement") among the Company,
                                    SNTL Acquisition Corp. ("SNTL" or the
                                    "Merger Sub") and Pac Rim, the Company has agreed to acquire Pac Rim (the "Acquisition") for approximately $54 million in cash. The Acquisition will be financed by the Stock Issuance, if approved by the Company's shareholders, the Term Loan, and cash on hand. The Company is party to two additional agreements related to the Pac
                                    Rim Acquisition Agreement: (i) a Debenture
                                    Purchase Agreement, whereby part of the
                                    consideration under the Pac Rim Acquisition
                                    Agreement will be applied to the purchase of outstanding convertible debentures and warrants issued by Pac Rim; and (ii) a Voting Agreement, whereby certain principal holders of Pac Rim common stock and convertible debentures having voting rights have agreed to vote their shares in favor of the Acquisition at a special meeting of the stockholders of Pac Rim called for that purpose. A simultaneous closing of the Acquisition is a condition to consummation of the Stock Issuance.

Effect of the Acquisition . . . .   Under the Pac Rim Acquisition Agreement,
                                    Merger Sub, a newly formed Delaware
                                    subsidiary of the Company, will be merged with and into Pac Rim. The corporation resulting from this merger will be renamed
                                    Superior Pacific Holding Corporation, and will be a wholly owned subsidiary of the Company. As a result, The Pacific Rim
                                    Assurance Company, currently a wholly owned subsidiary of Pac Rim, will become an indirect operating subsidiary of the
                                    Company. Each share of Pac Rim common stock outstanding will be cancelled and converted into a right to receive cash. On or immediately prior to the Closing Date, in order to satisfy certain conditions to the Term Loan, the Company intends to contribute all of its shares of SNIC to Merger Sub, so that SNIC will also become an indirect operating subsidiary of the Company. Thus, upon the Closing Date, SNIC and The Pacific
                                    Rim Assurance Company will be subsidiaries of Superior Pacific Holding Corporation, which, in turn, will be a subsidiary of the Company.

Terms of the Pac Rim
  Acquisition Agreement . . . . .   The Pac Rim Acquisition Agreement contains
                                    customary terms and conditions,
                                    representations and warranties, covenants of the parties, conditions to closing and provisions requiring certain payments upon termination under certain conditions, all as more fully described herein.

Governmental and Regulatory
  Approvals of the Acquisition. .   The Acquisition requires the approval of
                                    the DOI. The Company has already filed a Form A with the DOI in order to obtain such approval. As of the date of this Proxy
                                    Statement, such approval has not been
                                    obtained. All other approvals of which the Company is aware have been obtained.

Pac Rim Board Approval;
  Opinion of Pac Rim's
  Financial Advisor . . . . . . .   The board of directors of Pac Rim has
                                    approved the Pac Rim Acquisition Agreement and the transactions contemplated thereunder, and has called a special meeting of the stockholders of Pac Rim to obtain stockholder approval of the Acquisition.
                                    Salomon Brothers Inc has agreed to deliver its written opinion to the board of directors of Pac Rim that, as of the date of the Acquisition, the consideration to be received by the stockholders of Pac Rim is fair to such stockholders, from a financial point of view.

Inherent Uncertainties Relating
  to Certain Effects of the
  Acquisition . . . . . . . . . .   The success of the Acquisition depends in
                                    part on the ability of the management of the Company to coordinate the operations of the business enterprises of the Company and Pac
                                    Rim. There can be no assurance that the coordination necessary to realize the expected benefits of the Acquisition will be achieved. In addition, management of the Company has identified reductions in pre-tax expenses they believe can be achieved through integration of functions. There can be no assurance that the Company will be able to realize the anticipated cost reductions, and the failure to realize them could adversely affect the Company's cash flow and earnings before taxes. Finally, there can be no assurance that the insurance market will receive favorably the combination of the two companies, or that the two operating companies will be able to maintain an acceptable percentage of their combined historical volume of premiums written. See "Certain Considerations."

Recommendation of the
  Board of Directors  . . . . . .   The Board of Directors has unanimously
                                    approved the Stock Issuance and recommends a vote FOR Proposal No. 1. For a discussion of the reasons considered by the Board of Directors in approving the Stock Issuance and all related transactions, see "Proposal
                                    No. 1--Overview--Rationale for Stock
                                    Issuance and Acquisition."


PROPOSAL NO. 2 -- TRANSFER RESTRICTIONS CHARTER AMENDMENT

Transfer Restrictions
  Proposal  . . . . . . . . . . .   The Company's shareholders are being asked
                                    to consider and vote to approve a provision that would be adopted as part of the Certificate of Incorporation of the Company if "Proposal No. 3--Reincorporation of the Company in the State of Delaware" is adopted, or, alternatively, as an amendment to the Amended and Restated Articles of Incorporation of the Company if the Company continues as a California corporation. The provision would provide for certain restrictions on the transferability of the Company's Common Stock (the "Transfer
                                    Restrictions") designed to prevent
                                    transactions in Common Stock that might
                                    prohibit the Company from utilizing a
                                    substantial portion of the Net Operating
                                    Loss Carryforwards ("NOLs") now available to the Company to reduce federal income taxes due. Under Section 382 of the Code, a corporation that undergoes an "ownership change" (as defined in Section 382) is limited in the amount of NOLs it may utilize in the tax years following such a change.
                                    Adoption of "Proposal No. 2--Transfer
                                    Restrictions Charter Amendment" is a
                                    condition to the consummation of the Stock
                                    Issuance.

Effect of the Transfer
  Restrictions  . . . . . . . . .   The Transfer Restrictions, if adopted, would
                                    prevent shareholders currently holding 4.90% or more of the Common Stock (including stock owned under applicable constructive ownership rules) from acquiring any additional equity securities of the Company.
                                    Additionally, the Transfer Restrictions
                                    would bar any additional person or group of affiliated persons from acquiring an aggregate of 4.90% or more of the Company's equity securities (including stock owned under applicable constructive ownership rules). See "Proposal No. 2--Description of the Transfer Restrictions."

Expiration of the
  Transfer Restrictions . . . . .   Under their terms, the Transfer Restrictions
                                    would be effective on the date the Stock
                                    Issuance occurs, and would expire on the day following the third anniversary of their effective date.

The Company's NOLs  . . . . . . .   As of December 31, 1995, the Company had
                                    available NOLs of $82.9 million to offset taxable income recognized by the Company in periods after December 31, 1995. For federal income tax purposes, these NOLs will expire in material amounts beginning in the year 2006.

Recommendation of the
  Board of Directors  . . . . . .   The Board of Directors has unanimously
                                    approved the Transfer Restrictions and
                                    recommends a vote FOR Proposal No. 2. For a discussion of the reasons considered by the Board of Directors in approving Proposal
                                    No. 2, see "Proposal No. 2--Purpose of the
                                    Transfer Restrictions."


PROPOSAL NO. 3 -- REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE

State of Delaware
  Reincorporation Proposal  . . .   The Company's shareholders are being asked
                                    to consider and vote to approve a proposal to reincorporate the Company in the State of Delaware. The Board of Directors believes that the Reincorporation of the Company is in the Company's best interests, having considered that the State of Delaware has been a leader in adopting, constructing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations, and having weighed possible disadvantages.
                                    Further, it is more likely that the Transfer
                                    Restrictions can be enforced more
                                    effectively in Delaware.  See

                                    "Proposal No. 3--Principal Reasons for the
                                    Reincorporation" and "--Possible
                                    Disadvantages."

Effect of Reincorporation . . . .   The Reincorporation, taken by itself, will
                                    NOT result in any change of the name,
                                    business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. Certain changes to the Company that would occur as a result of the Stock Issuance and the Acquisition would take place without regard to the Reincorporation. The Reincorporation may have certain effects on the rights of shareholders due to differences between
                                    California and Delaware law and the adoption in the Bylaws of the reincorporated Company of provisions available to Delaware corporations regarding the presentation of proposals at stockholder meetings and the solicitation of stockholder written consents.

Recommendation of the
  Board of Directors  . . . . . .   The Board of Directors has unanimously
                                    approved the Reincorporation and recommends a vote FOR Proposal No. 3. For a discussion of the reasons considered by the Board of Directors in approving Proposal No. 3, see
                                    "Proposal No. 3--Principal Reasons for the
                                    Reincorporation."


PROPOSAL NO. 4 -- AMENDMENT OF BYLAWS TO INCREASE AUTHORIZED NUMBER OF DIRECTORS

Bylaw Amendment Proposal  . . . .   The Company's shareholders are being asked
                                    to consider and vote to approve an amendment to the Bylaws of the Company (or, should the Company be reincorporated in Delaware, adoption of a provision of the Company's
                                    Delaware Bylaws), that would increase the number of directors of the Company from nine to eleven, effective upon, and as a precondition to, consummation of the Stock
                                    Issuance. The holders of Voting Notes and the holders of Common Stock, voting as separate classes, must each approve this Proposal No. 4.

Recommendation of the Board of
  Directors . . . . . . . . . . .   The Board of Directors has unanimously
                                    approved the Bylaw amendment and recommends a vote FOR Proposal No. 4. For a discussion of the reasons considered by the Board of Directors in approving Proposal No. 4, see
                                    "Proposal No. 4--Amendment to Bylaws to
                                    Increase Authorized Number of Directors."


PROPOSAL NO. 5 -- ELECTION OF TWO ADDITIONAL DIRECTORS

Election of Two
  Additional Directors  . . . . .   Upon adoption of "Proposal No. 4--Amendment
                                    of Bylaws to Increase Authorized Number of
                                    Directors," the Company's shareholders will be asked to vote to fill the vacancies to be created on the Board of Directors upon effectiveness of the Bylaw amendment or Reincorporation, as the case may be. The election to the

                                    Board of Directors of a designee of IP (so long as such person is reasonably acceptable to the Board of Directors) and an unaffiliated nominee is a condition to consummation of the Stock Issuance.

Recommendation of the Board of
  Directors . . . . . . . . . . .   The Board of Directors has nominated Steven
                                    B. Gruber and Roger W. Gilbert to fill the vacancies and recommends their election.
                                    Steven B. Gruber currently serves as
                                    Managing Partner of Insurance Partners
                                    Advisors, L.P., Managing Director of Oakhill
                                    Partners, L.P., and a Vice President of
                                    Keystone Inc. and was designated for
                                    nomination to the Board of Directors by IP pursuant to the terms of the Stock Purchase
                                    Agreement.  Roger W. Gilbert served as Chief
                                    Executive Officer of each of TIC Indemnity
                                    Co. and TMIC Insurance Co., Inc. until his retirement in 1993, and is unaffiliated with the Company or any of its principal shareholders.



SHAREHOLDERS ARE URGED TO CAREFULLY REVIEW THE MORE DETAILED INFORMATION INCLUDED IN THIS PROXY STATEMENT AND THE ANNEXED MATERIALS, INCLUDING THE SECTION ENTITLED "CERTAIN CONSIDERATIONS" FOLLOWING THIS SUMMARY.

                             SUMMARY FINANCIAL DATA

                                  THE COMPANY

                            Six-Month Period
                             Ended June 30,
                             --------------                                Year Ended December 31,
                              1996    1995     1995     1994      1993     1992   1991(2)    1990     1989    1988    1987    1986
                             -------------------------------------------------------------------------------------------------------
                                                               (In thousands, except per share data)
STATEMENT OF OPERATIONS
REVENUES:
Net premiums earned . . . . $43,033  $45,554  $89,735  $110,418  $153,585 $55,892 $ 98,119  $124,114 $91,127 $71,780 $53,108 $22,312
  Total Revenues  . . . . .  47,298   50,354   99,519   119,467   163,135  66,694  103,886   129,635  96,313  74,475  55,355  23,581
EXPENSES:
Claims and claim
  adjustment expenses,
  net of reinsurance  . . .  22,600   23,842   56,605    78,761   113,817  33,929   93,947    84,242  58,190  38,204  33,286  14,189
Underwriting and general
  and administrative
  expenses (e.g.,
   commissions) . . . . . .  18,246   14,049   27,348    22,000    29,522  11,090   27,525    34,610  24,998  19,212  13,779   6,749
  Total Expenses  . . . . .  44,236   39,589   87,830   114,470   160,931  50,839  132,934   121,246  87,716  60,596  49,441  21,907

Income (loss) before
  preferred securities
  dividends and
  accretion, discontinued
  operations, extraordinary
  items, and cumulative
  effect of change in
  accounting for
  income taxes  . . . . . .   2,014   11,105   11,701     3,599     2,734  10,549   (9,221)    7,118   7,603  10,535   4,877   1,195

Preferred securities
  dividends and accretion,
  net of income
  tax benefit . . . . . . .     (81)    (723)  (1,488)     (683)      --      --       --        --      --      --      --      --
Net income (loss) from
  continuing operations . . $ 1,204  $10,382  $10,213  $  2,916  $  2,734 $10,549 $ (9,221) $  7,118 $ 7,603 $10,535 $ 4,877 $ 1,195
                            ========================================================================================================
Per common share(1):
Income (loss) from
  continuing operations . . $  0.27  $  3.03  $  2.98  $   0.85  $   0.79 $  3.07 $  (2.69) $   2.08 $  2.22 $  3.14 $  1.47 $  0.40
Weighted average shares
  outstanding . . . . . . .   5,318    3,430    3,430     3,430     3,430   3,430    3,430     3,429   3,431   3,352   3,326   3,022

______________________
(1) Adjusted to reflect a four-into-one reverse stock split effective as of May 24, 1995.

(2) In 1991, several liabilities were revised upward including property and casualty and workers' compensation claims and claim adjustment expense of $22.6 million, policyholders dividends of $7.1 million, and employee severance of $1.2 million. In addition, premiums receivables were written down by $4.0 million.


                          Six-Month Period
                           Ended June 30,
                          -----------------                                Year Ended December 31,
                            1996     1995     1995     1994     1993     1992     1991(1)  1990     1989     1988     1987    1986
                          ----------------------------------------------------------------------------------------------------------
                                                                          (In thousands, except per share data)
BALANCE SHEET
ASSETS:
Total cash and
  investments
  - carrying value . . .  $157,033 $173,926 $168,360 $176,878 $150,179 $154,953 $ 82,285 $ 86,183 $102,193 $ 64,844 $48,277 $ 26,079
  - market value . . . .   154,628  168,318  170,512  172,706  156,744  154,294   85,463   86,641  102,447   64,109  47,721   26,520
Reinsurance
  receivables  . . . . .    32,054   48,014   38,892   68,129   71,003  104,389  138,367   62,519   33,242   27,740  18,256    2,956
    Total Assets . . . .   227,039  262,815  244,342  286,776  264,098  291,487  265,033  235,259  198,307  136,186  91,887   41,414


Liabilities and
  Shareholders' Equity:
Claims and claim
  adjustment expenses  .   122,650  156,579  140,774 171,258   171,038  202,634  182,440  143,890  102,903   68,136  47,258   13,536
Total Liabilities  . . .   160,836  199,599  179,817 227,622   224,044  253,012  227,025  188,293  157,892  104,077  71,412   29,637
Total Shareholders'
  Equity   . . . . . . .    43,931   43,330   43,480  40,364    40,055   38,475   38,003   46,966   40,415   32,109  20,475   11,777

                             SUMMARY FINANCIAL DATA

                                    PAC RIM


                                                       Six-Month Period
                                                         Ended June 30,                   Year Ended December 31,
                                                       -------------------   -----------------------------------------------------
                                                         1996       1995       1995       1994      1993        1992       1991
                                                       --------   --------   --------  --------   ---------   --------   ---------
                                                                             (In thousands, except per share data)
                                                                                                   Restated   Restated
STATEMENT OF OPERATIONS
REVENUES:
Net premiums earned . . . . . . . . . . . . . . . . .  $ 41,259   $ 39,156   $ 76,016  $ 92,894   $  99,917   $117,829   $ 100,952
  Total Revenues  . . . . . . . . . . . . . . . . . .    44,955     43,378     84,558    99,408     109,811    124,231     105,928
EXPENSES:
Claims and claim adjustment expenses,
  net of reinsurance  . . . . . . . . . . . . . . . .    31,132     22,873     50,957    63,788      87,689    100,595      75,311
Underwriting and general and administrative
  expenses (e.g., commissions)  . . . . . . . . . . .    13,424     16,876     30,309    31,492      24,903     25,511      22,964
  Total Expenses  . . . . . . . . . . . . . . . . . .    45,580     41,317     83,704    97,438     113,850    127,828     102,122

Income (loss) before preferred securities
  dividends and accretion and extraordinary items . .  $   (440)  $  1,344   $    575  $  1,158   $  (1,381)  $   (292)  $   3,211
Net income (loss) from continuing operations  . . . .  $   (440)  $  1,344   $    575  $  1,158   $  (1,381)  $   (292)  $   3,211
                                                       ========   ========   ========  ========   =========   ========   =========

Per common share:
Income (loss) from continuing operations  . . . . . .  $  (0.05)  $   0.14   $   0.06  $   0.12   $   (0.14)  $  (0.03)  $    0.35
Weighted average shares outstanding . . . . . . . . .     9,528      9,528      9,528     9,528       9,528      9,624       9,059



                                                     Six-Month Period
                                                       Ended June 30,                   Year Ended December 31,
                                                     -------------------   -----------------------------------------------------
                                                       1996       1995       1995       1994      1993        1992       1991
                                                     --------   --------   --------  --------   ---------   --------   ---------
                                                                           (In thousands, except per share data)
                                                                                                 Restated   Restated
BALANCE SHEET
Assets:
Total Cash and investments - carrying value . . . .  $118,547   $138,295   $129,804  $143,075    $ 17,173  $ 121,441    $104,080
  - market value  . . . . . . . . . . . . . . . . .   118,547    138,295    129,804   143,075     117,319    124,626     107,031
Reinsurance receivables . . . . . . . . . . . . . .     4,275      3,008      4,068     2,132      15,176     11,192        --
Total Assets  . . . . . . . . . . . . . . . . . . .  $163,489   $175,910   $169,051   186,570    $189,241  $ 198,501    $144,711

Liabilities and Shareholders' Equity:
Claims and claim adjustment expenses  . . . . . . .  $ 90,709   $104,002   $ 96,525   116,629    $135,965  $ 135,460    $ 86,702
Total Liabilities . . . . . . . . . . . . . . . . .   121,666    132,113    124,896   149,393     150,241    158,120     104,058
                                                     --------   --------   --------  --------    --------  --------     --------
Total Shareholders' Equity  . . . . . . . . . . . .  $ 41,823     43,797   $ 44,155  $ 37,177    $ 39,000  $  40,381    $ 40,653
                                                     ========    ========  ========  ========    ========  ========     ========

The unaudited pro forma combined financial data has been derived from the unaudited pro forma combined financial statements and notes thereto included elsewhere in this document and should be read in conjunction with those financial statements and notes. The summary unaudited pro forma financial information is not necessarily indicative of future operations and should not be construed as representative of future operations of the combined companies.

               SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION
   ACQUISITION OF PAC RIM HOLDING CORPORATION BY SUPERIOR NATIONAL INSURANCE
                                  GROUP, INC.
                           PURCHASE ACCOUNTING METHOD

               UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME


                                        Year Ended December 31, 1995                    Six Months Ended June 30, 1996
                                 --------------------------------------------     -------------------------------------------
                                                            Pro                                            Pro
                                                           Forma       Pro                                Forma        Pro
                                                          Adjust-      Forma                              Adjust-     Forma
                                  SNIG        Pac Rim    ments(1)    Combined       SNIG      Pac Rim    ments(1)    Combined
                                 ------       -------    --------    --------      ------     -------    --------    --------
                                                           Inc.                                                  Inc.
                                                          (Decr)                                                (Decr)
                                                        (In thousands, except share and per share amounts)
Revenues:
Net premiums earned . . . .      $  89,735   $  76,016               $ 165,751   $  43,033   $  41,259               $  84,292
   Total Revenues   . . . .         99,519      84,558                 184,077      47,298      44,955                  92,253


Expenses:
Claims and claim adjustment
   expenses, net of
   reinsurance  . . . . . .         56,605      50,957                 107,562      22,600      31,132                  53,732

Underwriting and general
   and administrative
   expenses   . . . . . . .         27,348      30,309                  57,657      18,246      13,424                  31,670

   Total Expenses   . . . .         87,830      83,704        443      171,977      44,236      45,580        170       89,986

Income (loss) before
   preferred securities
   dividends and accretion,
   extraordinary items, and
   cumulative effect of
   change in accounting
   treatment for income
   taxes  . . . . . . . . .         11,701         575       (292)      11,984       2,014        (440)      (112)       1,462

Preferred securities
   dividends and accretion,
   net of income tax
   benefit  . . . . . . . .         (1,488)       --         --         (1,488)       (810)       --          --          (810)
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net income (loss) from
   continuing operations  .      $  10,213   $     575   $   (292)   $  10,496   $   1,204   $    (440)  $    (112)  $     652
                                 =========   =========   =========   =========   =========   =========   =========   =========
Per common share:
Income (loss) from
   continuing operations  .      $    2.98   $    0.06               $    1.51   $    0.27   $   (0.05)              $    0.10

Weighted average shares
   outstanding  . . . . . .      3,430,373   9,528,000               7,103,711   5,318,118   9,528,000               7,236,211

----------------------

(1) See explanatory notes to "Proposal No. 1--Unaudited Pro Forma Financial Information."

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                         Purchase
                                                                          SNIG          Accounting       Pro Forma
                                                  SNIG     Pac Rim   Adjustments(1)   Adjustments(1)     Combined
                                                --------  --------   -------------    -------------      --------
Assets:
Investments . . . . . . . . . . . . . . . . .   $154,743   117,054       $   --           $   --         $271,797

Reinsurance receivables . . . . . . . . . . .     32,054     4,275           --               --           36,329

Goodwill  . . . . . . . . . . . . . . . . . .       --        --             --              1,062          1,062
   Total Assets   . . . . . . . . . . . . . .   $227,039   163,489       $ 54,070         $(57,892)      $386,706


Liabilities and Shareholders' Equity:

Claims and claim adjustment expenses  . . . .   $122,650   $90,709       $   --           $   --         $213,359
Term loan--The Chase Manhattan Bank . . . . .       --        --           44,000             --           44,000
   Total Liabilities  . . . . . . . . . . . .    160,836   121,666         36,070          (16,069)       302,503

   Total Shareholders' Equity   . . . . . . .   $ 43,931   $41,823       $ 18,000         $(41,823)      $ 61,931
----------------------

(1) See explanatory notes to "Proposal No. 1--Unaudited Pro Forma Financial Information."


         The unaudited pro forma combined balance sheet data assumes the Transaction took place on June 30, 1996, and combines the Company's June 30, 1996 balance sheet data with Pac Rim's June 30, 1996 balance sheet data using the purchase method of accounting. The unaudited pro forma statements of operations data assumes that the Transaction took place as of the beginning of each of the periods presented using the allocation of the purchase information calculated as of June 30, 1996, and combines the statement of operations data for the Company and for Pac Rim for the year ended December 31, 1995 and for the six-month period ended June 30, 1996. See "Proposal No. 1--Unaudited Pro Forma Financial Information."

         This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act. These statements are found principally in the Sections of this Proxy Statement discussing the reasons for the Stock Issuance, the Opinion of the Company's financial advisor, and the Acquisition of Pac Rim (including the Summary), but may also be found in various other sections of this Proxy Statement. Actual results could differ materially from those projected in the forward-looking statements as a result of certain considerations, including those set forth below.


                             CERTAIN CONSIDERATIONS


         The following factors should be considered carefully in evaluating Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4, and Proposal No. 5. These considerations should be taken into account in conjunction with the other information included or cross-referenced in this Proxy Statement.

INHERENT UNCERTAINTIES RELATING TO CERTAIN EFFECTS OF THE ACQUISITION

         Coordination of Operations. The success of the Acquisition in enhancing long-term shareholder value depends in part on the ability of the management of the Company to coordinate and integrate the operations of the business enterprises of the Company and Pac Rim. As in every business combination, such coordination will require the dedication of management resources, which may temporarily divert attention from the day-to-day business of the Company. There can be no assurance that the coordination necessary to realize the expected benefits of the Acquisition will be achieved.

         Realization of Cost Reductions and Cash Flow Increases. The senior management of the Company has identified cost reductions that they believe can be achieved. The Board of Directors took into account this expectation in deciding to approve the Pac Rim Acquisition Agreement and the transactions contemplated thereby. See "Proposal No. 1--Use of Proceeds: The Acquisition--Pac Rim Holding Corporation." In addition, DLJ considered these savings in connection with rendering its fairness opinion. See "Proposal No. 1--Overview--Opinion of Financial Advisor." There can be no assurance that the Company will be able to realize the expected cost reductions, or do so within any particular time frame, or to generate additional revenue to offset any unanticipated inability to realize such expected cost reductions.

         Maintenance of Premium Volume. The strategic and financial benefits expected to be realized as a result of the Acquisition are dependent on insurance market reception to the combination of the two companies, and on other factors beyond the Company's control. The ability of the combined companies to maintain an acceptable percentage of the volume of premiums historically written by the individual companies, as well as their ability to maintain gross margins in the face of expected price competition, is uncertain.

REGISTRATION OF ADDITIONAL SHARES; SHARES ELIGIBLE FOR FUTURE SALE

         The Company has agreed to provide the Purchasers with registration rights. See "Proposal No. 1--Terms of the Stock Issuance--Registration Rights Agreement." Future resales in the public market of Common Stock (whether pursuant to registration rights or otherwise) that was issued in the Stock Issuance could adversely affect the market price of the Common Stock.

CONCENTRATION OF OWNERSHIP

         Based upon the Common Stock outstanding as of the Record Date, and assuming no outstanding warrants or stock options convertible into shares of Common Stock are exercised prior to the Stock Issuance, approximately 5,827,961 shares of Common Stock will be outstanding upon consummation of the Stock Issuance, of which the Company believes 2,139,034 shares (approximately 37% of the total number of shares of Common Stock outstanding) will be held in the aggregate by IP and its Associates (which term is defined to mean any person or entity that controls, is under common control with, or is controlled by another person, and all individuals who are officers, directors, or control persons of any of such entities). In addition, Common Stock and warrants to purchase

Common Stock held by IP and its Associates will represent approximately 40% of the Company's equity securities on a fully diluted basis. However, IP and its Associates have agreed to certain limitations on their voting power as shareholders. See "Proposal No. 1--Security Ownership of Certain Beneficial Owners and Management After the Stock Issuance" and "--Terms of the Stock Issuance--Certain Covenants--Covenants of IP." As a result, these shareholders, acting together, have the ability to influence the vote on most matters requiring approval by the shareholders of the Company, including the election of a majority of the directors. Such a concentration of ownership may have the effect of delaying or preventing a change in control of the Company. However, other than with respect to the election of directors of the Company, IP and its Associates have agreed that if the aggregate number of all shares that are voted in like manner by IP and its Associates shall be greater than 35% of the total number of shares voted, then those votes that exceed such 35% threshold shall be voted in the same proportion as the other shareholders voted their shares with respect to the same matter. See "Proposal No. 1--Security Ownership of Certain Beneficial Owners and Management After the Stock Issuance."

DILUTION OF OWNERSHIP

         Following the Stock Issuance, the Newly Issued Stock will represent approximately 41% of the Common Stock outstanding. The issuance of such shares of Common Stock will dilute the ownership interest in the Company of its current shareholders. The $7.53 price per share being paid in the Stock Issuance by the Purchasers was approximately the fair market value of the Common Stock on September 17, 1996, the date of the Stock Purchase Agreement. As of November 8, 1996, however, that price was less than the market price of the Common Stock. See "Proposal No. 1--Terms of the Stock Issuance--Stock Purchase Agreement: Parties and Amounts Committed."

INCREASED LEVERAGE

         The Company intends, as part of the financing of the Acquisition, to enter into the Term Loan and borrow $44 million thereunder. As a result of this increased leverage, the Company's principal and interest obligations will be increased substantially. The degree to which the Company is leveraged could adversely affect the Company's ability to obtain additional financing for working capital, acquisitions, or other purposes and could make it more vulnerable to economic downturns and competitive pressures. See "Company Information--Management's Discussion and Analysis of Financial Condition and Results of Operations."

TRANSFER RESTRICTIONS--ANTITAKEOVER EFFECT

         The Transfer Restrictions substantially in the form of Annex D hereto that would be adopted if Proposal Nos. 1, 2, 3, 4, and 5 are approved and the Stock Purchase Agreement and the Pac Rim Acquisition Agreement are consummated in accordance with their terms (regardless of whether the Company is reincorporated in Delaware), may be deemed to have an "antitakeover" effect because they will restrict, for up to three years following the Closing Date, the ability of a person or entity or group thereof from acquiring in the aggregate 4.90% or more of the Company's equity securities (including equity securities owned under applicable constructive ownership rules) and the ability of persons, entities or groups now owning 4.90% or more of the Common Stock (including stock owned under applicable constructive ownership rules) from acquiring additional equity securities issued by the Company. The Transfer Restrictions would discourage or prohibit accumulations of substantial blocks of shares for which shareholders might receive a premium above market value. The Transfer Restrictions restrict a shareholder's ability to acquire, directly or indirectly, additional equity securities of the Company in excess of the specified limitations. Furthermore, a shareholder's ability to dispose of his Common Stock (or any other equity securities of the Company that such shareholder may acquire) may be restricted as a result of the Transfer Restrictions, and a shareholder's ownership of equity securities of the Company may become subject to the Transfer Restrictions upon the actions taken by that shareholder's related persons.

         The indirect "antitakeover" effect of the Transfer Restrictions is not the reason for the Transfer Restrictions. The Board of Directors considers the Transfer Restrictions to be reasonable and in the best interests of the Company and its shareholders because the Transfer Restrictions reduce certain risks that the Company and its subsidiaries will be unable to utilize the tax benefits described in Proposal No 2.

TRANSFER RESTRICTIONS--CONTINUED RISK OF OWNERSHIP CHANGE

         Notwithstanding the Transfer Restrictions, there remains a risk that certain changes in relationships among shareholders or other events will cause an ownership change of the Company under Section 382 of the Code, thus resulting in substantial limitations on the ability of the Company to utilize its NOLs.

         Purchases by other shareholders of the Common Stock and other events that occur prior to the Transfer Restrictions' becoming effective can effect a percentage shift in the Company's ownership as determined for purposes of
Section 382, and any such acquisition could increase the likelihood the Company will experience an ownership change if such shift, coupled with the consummation of the Stock Purchase Agreement, causes the ownership of "5 percent shareholders" of the Company (as defined in Section 382) to increase. There can be no assurance that holders of all of the Company's outstanding warrants will enter into standstill agreements acceptable to the Company.
There also can be no assurance, in the event transfers in violation of the Transfer Restrictions are attempted, that the Internal Revenue Service ("IRS") will not assert such transfers have federal income tax significance notwithstanding the Transfer Restrictions.

         The Board of Directors has the discretion to approve a transfer of equity securities that would otherwise violate the Transfer Restrictions. If the Board of Directors decides to permit a transfer that would otherwise violate the Transfer Restrictions, that transfer or later transfers may result in an ownership change that would limit the use of the Company's NOLs. The Board of Directors would only permit such an attempted transfer after making the determination that such transfer is in the best interests of the Company, after consideration of the risk that an ownership change might occur and any additional factors that the Board of Directors deems relevant (including possible future events).

         As a result of the foregoing, the Transfer Restrictions serve to reduce, but not necessarily eliminate, the risk that Section 382 will cause the limitations described in more detail herein on the use of the Company's NOLs.

UNCERTAINTY AS TO MARKET PRICE OF THE COMMON STOCK

         In light of the considerations set forth above, and the inherent uncertainty as to future market prices of the stock of any public company, the prices at which the Common Stock have traded in the past or are trading immediately prior to the Closing Date will not necessarily be indicative of the prices at which the Common Stock will trade following the Closing Date. See "Company Information--Market Price of and Dividends on the Company's Common Equity and Related Shareholder Matters."

                      PROPOSAL NO. 1 -- THE STOCK ISSUANCE

                                    OVERVIEW

INTRODUCTION

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by the issuance and sale (the "Stock Issuance") of 2,390,438 shares of Common Stock (the "Newly Issued Stock"), for an aggregate purchase price of approximately $18 million, under the terms and conditions of the Stock Purchase Agreement dated as of September 17, 1996 among the Company, Insurance Partners, L.P., a Delaware limited partnership ("IP Delaware"), Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership ("IP Bermuda" and, together with IP Delaware, "IP"), and TJS Partners, L.P., a New York limited partnership, and certain members of the Company's management (together with IP, the "Purchasers"). The principal reason for the Stock Issuance is to provide the Company a portion of the cash it needs to fund its acquisition of Pac Rim (the "Acquisition" and, together with the Stock Issuance and the Term Loan, the "Transaction"). For a discussion of the Acquisition, see "--Use of Proceeds: The Acquisition." Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related annexes, before voting on this proposal.

         The simultaneous closing of the Acquisition is a condition to consummation of the Stock Issuance. The Company has agreed to the Acquisition for the reasons set forth in this Proxy Statement. See "--Use of Proceeds:
The Acquisition--Pac Rim Holding Corporation."

         The affirmative vote of a majority of the outstanding shares of Common Stock held by persons that are neither parties to the Stock Purchase Agreement nor Associates of such parties voting at a meeting at which a quorum is present is a precondition to the Stock Issuance. See "--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations." The Stock Issuance has been unanimously approved by the Company's Board of Directors. In a separate vote, the disinterested directors of the Company unanimously approved the Stock Issuance. Robert A. Spass, who is a director of the Company and the President of the ultimate general partner of each of IP Delaware and IP Bermuda, abstained from the formal partnership approval process by IP Delaware and IP Bermuda of each such partnership's purchase of shares of Newly Issued Stock. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 1.

BACKGROUND OF STOCK ISSUANCE AND ACQUISITION

         In July, 1996 and August, 1996, representatives of the Company spoke at various times with representatives of Pac Rim to explore the possibility of a business combination between the Company and Pac Rim.

         To assist in the Company's evaluation of a possible acquisition of Pac Rim, on July 30, 1996, the Company engaged Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") to act as its financial advisor.

         In late July and early August, 1996, representatives of the Company initiated the Company's due diligence investigation of Pac Rim, and various meetings between the principal executive officers of each of the Company and Pac Rim were convened. To allow for the free flow of information relating to the parties, the Company and Pac Rim entered into a confidentiality agreement on August 22, 1996.

         In early September, 1996, representatives of the Company, IP and each of their respective legal advisors, and DLJ spoke at various times to discuss a possible equity investment in the Company by IP and certain other investors, the net proceeds of which would be used by the Company to pay a portion of the purchase price for the outstanding shares of, and securities convertible into, capital stock of Pac Rim.

         At the regularly scheduled meetings of the Board of Directors held on September 5, 1996 and September 6, 1996, the potential acquisition of Pac Rim was presented to the Board of Directors by senior management of the Company.
At these meetings, the Board of Directors reviewed certain financial and valuation information relating to Pac Rim that it deemed relevant, and it authorized management to continue to investigate the possible acquisition of Pac Rim and to analyze various financial alternatives to finance any such acquisition, including the incurrence of debt and the issuance and sale of the Common Stock pursuant to the Stock Purchase Agreement. During the September 6, 1996 meeting, DLJ presented a financial analysis of the Transaction and orally presented its opinion that the Transaction, taken as a whole, was fair to the Company, from a financial point of view.

         From September 6 to September 15, 1996, the Company's management and its financial and legal advisors spoke with the management of Pac Rim and its financial and legal advisors to negotiate the terms and conditions of a definitive acquisition agreement. During this same period, the Company's management and its financial and legal advisors conducted telephonic conferences with representatives of IP and its legal advisors to negotiate the terms and conditions of the definitive Stock Purchase Agreement pursuant to which the Company would issue and sell to IP and certain other parties approximately $18 million of the Company's Common Stock.

         On September 15, 1996, a special telephonic meeting of the Company's Board of Directors was held to update the Board of Directors with respect to remaining open issues relating to the Acquisition and the Stock Issuance. The Board approved the terms and conditions of the Stock Purchase Agreement and the terms and conditions of the Pac Rim Acquisition Agreement and authorized the transactions contemplated thereby, pending resolution by the Company's management of all remaining open business issues.

         On September 16 and September 17, 1996, executives of the Company and Pac Rim and each of their respective legal advisors conducted telephonic conferences to resolve all open business issues and to conclude the negotiation of the Pac Rim Acquisition Agreement. During this same time period, executives of the Company and IP and each of their respective legal and financial advisors conducted telephonic conferences to resolve all open business issues and to conclude the negotiation of the Stock Purchase Agreement. On September 17, 1996, the board of directors of Pac Rim approved the Pac Rim Acquisition Agreement and the transactions contemplated thereby.

RATIONALE FOR STOCK ISSUANCE AND ACQUISITION

         The Board of Directors has unanimously approved the Stock Issuance, has determined the Stock Issuance is fair and in the best interests of the Company and its shareholders, and recommends that the shareholders vote in favor of "Proposal No. 1--The Stock Issuance." In reaching these conclusions, the Board of Directors considered a number of factors that the Company's shareholders should consider in deciding whether to vote in favor of Proposal No. 1.

         The Acquisition of Pac Rim provides the opportunity for the Company's shareholders to recognize immediate strategic and financial benefits. The consolidation of two mid-sized companies whose home offices are located only eight miles apart should provide significant economies of scale that neither company could achieve independently. The combined company will be able to spread fixed costs over a wider premium base. In addition, Pac Rim's strong presence in Southern California complements the Company's historical focus in Northern and Central California. The Acquisition will also enable the Company to more effectively utilize its $82.9 million of NOLs, a valuable corporate asset. The foregoing statements contain forward-looking statements regarding efficiencies and economies of scale that management believes may be achieved through the acquisition of Pac Rim. Realization of management's beliefs and projections will depend on a number of factors, including management's successful execution of its business plan for integrating the operations of the two companies, the insurance market's reception to the combination of the two companies, and other factors beyond the Company's control. See "Certain Considerations."

         The principal reasons for the Stock Issuance are to provide: (i) a portion of the cash necessary to consummate the Acquisition; and (ii) an equity commitment sufficient to meet the requirements of prospective lenders in conjunction with the Term Loan that will provide the remainder of the funds needed to complete the Acquisition.

         The Company investigated a number of transaction forms and terms before selecting the Stock Issuance to raise the equity portion of the Acquisition financing. The Company considered a shareholder rights offering and various forms of public and private transaction structures, but rejected them for various reasons, including complexity, timing uncertainties, dependence on market receptiveness, and the expenses of placement fees, underwriting discounts, and other transaction costs. Further, in negotiations with Pac Rim it became clear that the Company would have to guarantee the availability of its financing. Thus, when the Acquisition was to close, the Company would have to have committed financing that it could call upon quickly and be confident that sufficient funds would be available at the designated time. This need eliminated all transactions, including a shareholder rights offering, that would rely upon the public market (or a large group of people) determining at a future date whether to invest the requisite sums needed to complete the Acquisition at or about the necessary time. These transactions presented too much risk that the market would be unfavorable and no transaction meeting the Company's needs could be completed on a timely basis.

         The Company determined, therefore, to complete a private equity transaction, in the form of the Stock Issuance, with investors who have the funds available to invest and who are known to the Company such that the substantial equity ownership the investors would have at the completion of the transaction would not be disruptive to the Company's future prospects.

         IP, a related party to several 5 percent or greater shareholders of the Company, was chosen as the primary investor for the equity transaction because it had approached the Company in connection with the Acquisition and communicated its desire and ability to enter quickly into a private equity investment agreement with the Company committing it to provide a portion of the Acquisition price. TJS Partners, L.P. ("TJS"), an 11.6% shareholder, was chosen to participate in the Stock Issuance because it had, on a number of occasions, communicated to the Company its willingness and ability to invest equity in the Company. Because of the need to enter into an agreement quickly with investors who had resources essentially "on hand" to commit to the Company, and because no other practical alternatives were readily available, the Company entered into serious negotiations with IP regarding the Stock Issuance. Because IP was the largest investor by an overwhelming margin, IP, in negotiations with the Company, determined the transaction terms from the investors' side. Those terms were acceptable to TJS.

         Members of the Company's management were asked to participate in the Stock Issuance by IP because it is IP's policy to require the management of the companies in which it makes investments to make a simultaneous, material investment on the same terms as IP's investment as a confirmation of such management's faith in their own ability to make IP's investment successful. IP did, however, agree to purchase the entire $18 million of Common Stock to be issued and sold in the Stock Issuance if any of TJS or any members of the Company's management were unable to meet their investment commitment. Because of the conflict of interest inherent in management's participation in the Stock Issuance, none of the Company's management played a leading role in negotiations regarding the terms and conditions of the Stock Issuance.
Instead, C. Len Pecchenino, an independent director of the Company who serves as Chairman of the Board of Directors, was designated by the Board of Directors to negotiate the Stock Purchase Agreement on behalf of the Company. Mr. Pecchenino, in consultation with the Company's lawyers and investment bankers, performed that function.

OPINION OF FINANCIAL ADVISOR

         At the meeting of the Board of Directors on September 6, 1996, DLJ gave a presentation, and subsequently delivered an opinion, to the effect that the Transaction, taken as a whole, was fair to the Company, from a financial point of view. No limitations were imposed by the Company with respect to the investigations made or the procedures followed by DLJ in rendering its opinion.

         THE FULL TEXT OF THE OPINION OF DLJ DATED SEPTEMBER 17, 1996, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. DLJ'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE TRANSACTION, TAKEN AS A WHOLE, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF THE COMPANY AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE STOCK ISSUANCE. THE SUMMARY OF THE OPINION OF DLJ SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         In its role as financial advisor to the Company, DLJ was asked by the Company to render its opinion to the Board of Directors as to the fairness, from a financial point of view, to the Company of (i) the consideration to be paid by the Company pursuant to: (a) the terms of the Pac Rim Acquisition Agreement, among the Company, Merger Sub and Pac Rim pursuant to which Merger Sub will be merged (the "Acquisition") with and into Pac Rim, and, (b) the terms of the Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrant Purchase Agreement dated as of September 17, 1996 (the "Debenture Purchase Agreement") by and among the Company, Prac Limited Partnership and Allstate Insurance Company pursuant to which the Company will purchase the Series A Convertible Debentures of Pac Rim (the "Convertible Debentures") and the Series 1, 2, and 3 Detachable Warrants of Pac Rim (the "Pac Rim Warrants"), and (ii) the consideration to be received by the Company pursuant to the Stock Purchase Agreement. On September 17, 1996, DLJ delivered its written opinion (the "DLJ Opinion") to the Board of Directors to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the Transaction, taken as a whole, was fair to the Company from a financial point of view.

         A copy of the DLJ Opinion is attached hereto as Annex B. The Company's shareholders are urged to read the opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review by DLJ.

         The DLJ Opinion was prepared for the Board of Directors and is directed only to the fairness, from a financial point of view, to the Company, and does not constitute a recommendation to any shareholder as to how to vote at the Special Meeting.

         In arriving at its opinion, DLJ reviewed the Pac Rim Acquisition Agreement, the Stock Purchase Agreement, the Debenture Purchase Agreement, the Series 3 Detachable Warrant Surrender Agreement, dated as of September 17, 1996 by and among Pac Rim and the individuals named therein, a draft of the Registration Rights Agreement dated as of September 17, 1996 among the Company and IP and the Voting Agreement dated as of September 17, 1996 by and among the Company and the holders of Pac Rim Common Stock and Convertible Debentures named therein. DLJ also reviewed financial and other information that was publicly available or furnished to DLJ by the Company and Pac Rim including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were certain financial projections of the Company for the period beginning December 31, 1996 and ending December 31, 2001, prepared by the management of the Company, certain financial projections of Pac Rim for the period beginning December 31, 1996 and ending December 31, 2001 prepared by the management of Pac Rim, and certain financial projections of the Company which are pro forma for the Transaction and certain other actions contemplated by the Company for the period beginning December 31, 1996 and ending December 31, 2001, prepared by the management of the Company. In addition, DLJ compared certain financial and securities data of the Company and Pac Rim with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the Company's Common Stock and Pac Rim Common Stock, reviewed prices and premiums paid in certain other business combinations, considered the Company's access to sources of equity other than pursuant to the Stock Purchase Agreement and conducted such other financial studies, analyses and investigations as it deemed appropriate for purposes of this opinion. DLJ was not requested to, and did not, solicit the interest of any other party in making an investment in the Company.

         In rendering its opinion, DLJ relied upon and assumed the accuracy, completeness and fairness of all of the financial and other information that was available from public sources, that was provided by the Company and Pac Rim or their respective representatives, or that was otherwise reviewed by DLJ. In particular, DLJ relied upon the estimates of the management of the Company of the operating synergies achievable as a result of the Acquisition and upon the discussion of such synergies with the management of Pac Rim. With respect to the financial projections supplied to DLJ, DLJ has assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and Pac Rim. DLJ did not make any independent evaluation of the Company's or Pac Rim's assets or liabilities, nor did DLJ verify any of the information reviewed by it.

         The DLJ Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to DLJ as of the date of the DLJ Opinion. It should be understood that, although subsequent developments may affect its opinion, DLJ does not have any obligation to update, revise or reaffirm the DLJ Opinion.

         The following is a summary of the presentation made by DLJ to the Board of Directors on September 6, 1996 and subsequently included in DLJ's opinion dated September 17, 1996.

         Pac Rim Public Market Valuation Analysis. To provide contextual data and comparative market information, DLJ compared selected share price and operating and financial data and ratios for Pac Rim to the corresponding data and ratios of the following publicly traded workers' compensation companies:
Argonaut Group, Fremont General, Zenith National and the Company (the "Publicly Traded Companies"). Such ratios included, among others, the multiples of stock price to shareholders' equity per share as of June 30, 1996, as well as the ratios of the aggregate equity market capitalization plus the amount of debt and preferred stock outstanding ("Enterprise Value") to statutory earnings for the last fiscal year ("LFY") and Enterprise Value to statutory capital and surplus as of the end of the LFY. Because Pac Rim's GAAP operating earnings for the last twelve months ended June 30, 1996 ("LTM") were negative, a multiple of this figure was not meaningful for comparative purposes. Additionally, Pac Rim has no current publicly available earnings estimates from the Institutional Brokers Estimate System. The range of multiples of price to LTM shareholders' equity for the Publicly Traded Companies at the date of DLJ's presentation to the Company's Board was 0.88x to 1.46x. The ranges of Enterprise Value as a multiple of LFY statutory net income and Enterprise Value as a multiple of LFY statutory capital and surplus were 12.2x to 35.5x and 0.75x to 4.57x, respectively. The average multiples of price to LTM shareholders' equity, Enterprise Value to LFY statutory net income and Enterprise Value to LFY statutory capital and surplus for the Publicly Traded Companies were 1.16x, 23.3x and 2.18x, respectively. This analysis indicated that the total consideration to be paid by the Company would result in multiples of price to LTM shareholders' equity and Enterprise Value to LFY statutory net income and Enterprise Value to LFY statutory capital and surplus within or below the ranges detailed above. The total consideration to be paid by the Company would result in a purchase price multiple to Pac Rim's June 30, 1996 shareholders' equity of 0.85x, an Enterprise Value multiple to Pac Rim's LFY statutory net income of 12.3x and an Enterprise Value multiple to Pac Rim's LFY statutory capital and surplus of 1.29x.

         Pac Rim Merger Market Valuation Analysis. DLJ reviewed publicly available information for selected transactions involving the acquisition of property and casualty insurance companies since January 1, 1989 (the "Selected Transactions"). In reviewing these transactions, several limitations on the analysis existed, including: (i) the lack of publicly available information for subsidiary and private company transactions which represent a significant portion of the merger and acquisition activity within the property and casualty industry; and (ii) the lack of directly comparable transactions. The Selected Transactions were not intended to represent the complete list of property and casualty insurance company transactions which have occurred over the period contemplated. Rather, such transactions included only selected recent transactions involving property and casualty insurance companies. Such transactions were used in this analysis because the companies involved were broadly deemed by DLJ to operate in similar businesses or have similar financial characteristics to the Company and Pac Rim.

         DLJ reviewed the consideration paid in such transactions in terms of the price paid for the common stock plus the amount of debt and preferred stock assumed, repaid or redeemed in such transactions (the "Transaction Value") as a multiple of statutory operating earnings for the LFY ended prior to the announcement of such transactions and as a multiple of statutory capital and surplus as of the end of the LFY ended prior to the announcement of such transactions. In analyzing acquisitions of property and casualty insurance companies, the purchase price paid may be expressed as multiples of the Transaction Value to statutory operating earnings and to statutory capital and surplus. Variances in multiples for different transactions may reflect such considerations as the consistency, quality and growth of earnings and the company's capitalization, asset quality and return on surplus. Since statutory operating earnings and statutory capital and surplus do not reflect the cost of a company's debt or preferred stock financing, which are usually at the holding company level rather than the insurance company level, multiples of statutory operating earnings and statutory capital and surplus are appropriately based on a Transaction Value which includes the cost of assuming, repaying or redeeming such debt or preferred stock financing. Comparing the multiples of Transaction Value to be paid for Pac Rim by the Company to the statutory operating earnings and statutory capital and surplus of Pac Rim with the multiples paid in other transactions indicates whether the valuation being placed on Pac Rim is within the range of values paid for other property and casualty insurance companies.

         The low, average and high multiples of Transaction Value to statutory operating earnings for the LFY prior to the announcement of the Selected Transactions were 6.3x, 16.3x and 62.5x, respectively. Based on the consideration to be paid by the Company, the implied multiple of Transaction Value to Pac Rim's statutory operating earnings for the LFY was 12.3x. The low, average and high multiples of Transaction Value to statutory capital and surplus as of the end of the LFY ended prior to the announcement of the Selected Transactions were 0.56x, 1.79x and 5.00x, respectively. Based on the consideration to be paid by the Company, the implied multiple of Transaction Value to Pac Rim's LFY statutory capital and surplus was 1.29x. In both cases, the consideration to be paid by the Company results in multiples within the range of those multiples of the Selected Transactions.

         Additionally, DLJ reviewed the consideration paid in the Selected Transactions in terms of the price paid for the common stock in the Selected Transactions as a multiple of GAAP operating earnings for the LTM ended prior to the announcement of such transactions and as a multiple of shareholders' equity as of the end of the last fiscal quarter ("LFQ") ended prior to the announcement of such transactions. In analyzing acquisitions of property and casualty insurance companies, the purchase price paid may be expressed as multiples of the price paid for common stock to GAAP operating earnings and to shareholders' equity. Variances in multiples for different transactions may reflect such considerations as the consistency, quality and growth of earnings and the company's capitalization, asset quality and return on capital. Since GAAP operating earnings and shareholders' equity already reflect the cost of a company's debt or preferred stock financing, multiples of GAAP operating earnings or shareholders' equity are appropriately based on the price paid for the company's common stock, which excludes the cost of assuming, repaying or redeeming such debt or preferred stock financing. Comparing the multiples of the price offered to be paid for Pac Rim Common Stock by the Company to the GAAP operating earnings and shareholders' equity of Pac Rim with similar multiples paid by acquirers in other transactions indicates whether the valuation being placed on Pac Rim is within the range of values paid for other property and casualty insurance companies.

         The low, average and high multiples of price paid for common stock to LTM GAAP operating earnings for the Selected Transactions were 2.1x, 19.4x and 57.3x, respectively. Based on the consideration to be paid by the Company, the implied multiple of price paid for common stock to Pac Rim's LTM GAAP operating earnings was not meaningful because Pac Rim's LTM operating earnings were negative. The low, average and high multiples of price paid for common stock to shareholders' equity as of the end of the LFQ ended prior to the announcement of the Selected Transactions were 0.36x, 1.40x and 3.86x, respectively. Based on the consideration to be paid by the Company, the implied multiple of price paid for Pac Rim Common Stock to Pac Rim's LFQ shareholders' equity was 0.85x.

         DLJ also determined the percentage premium of the offer prices (represented by the purchase price per share in cash transactions and the price of the constituent securities times the exchange ratio in the case of stock-for-stock mergers) over the public market trading prices one day, one week and one month prior to the announcement date of seven selected merger and acquisition transactions since January 5, 1993 where the acquired company's stock was publicly traded and the merger consideration was in the form of both cash and common stock (the "Selected Public Transactions"). The average premiums of offer prices to public market trading prices one day, one week and one month prior to the announcement date for the Selected Public Transactions were 35.8%, 41.9% and 39.0% respectively. The consideration to be paid by the Company represents premiums to the trading prices of Pac Rim Common Stock one day, one week and one month prior to September 3, 1996 of 11.6%, 11.6% and 41.2%, respectively.

         Analysis of Pac Rim Common Stock Trading History. DLJ also examined the history of the trading prices for Pac Rim Common Stock, and the historical multiple of price to shareholders' equity per share as represented by the historical values of Pac Rim Common Stock. Since March 8, 1991, Pac Rim's stock price has traded between $1.75 and $10.00. Since January 7, 1994, the multiple of price to shareholders' equity per share of Pac Rim Common Stock has ranged from 0.46x to 0.98x. The consideration to be paid for Pac Rim Common Stock results in a multiple of June 30, 1996 shareholders' equity of 0.85x.

         Discounted Cash Flow Analysis. DLJ also performed a discounted cash flow analysis, calculating the present value of terminal values of Pac Rim's equity. Because actual cash flow for property and casualty insurance companies is largely a function of state regulations, discounting actual cash flow may provide a distorted picture of a given company's actual equity value. Terminal values for the purpose of DLJ's analysis were based upon multiples of Pac Rim's projected GAAP operating income and projected shareholders' equity. Terminal values were calculated assuming the synergies projected by management. The multiples used to obtain the terminal values were based on a range of multiples reflecting the multiples of GAAP operating income and shareholders' equity found among the Publicly Traded Companies. Assuming synergies as projected by management and discounting the terminal value based on multiples of 2000 projected operating earnings from 8.0x to 12.0x by discount rates ranging from 10.0% to 15.0%, DLJ obtained a value for Pac Rim Common Stock of between $2.29 and $6.20 per share. Assuming synergies as projected by management and discounting the terminal value based on multiples of 2000 projected shareholders' equity from 0.80x to 1.60x by discount rates ranging from 10.0% to 15.0%, DLJ obtained a value for Pac Rim Common Stock of between $1.69 and $7.74 per share. The consideration to be paid for Pac Rim Common Stock fits within these ranges.

         Effect of the Transaction on the Company's Financial Position and Expected Earnings. DLJ analyzed certain pro forma financial effects resulting from the Transaction. In conducting its analysis, DLJ relied upon certain assumptions and financial projections as described above. DLJ analyzed the pro forma effect of the Transaction on the Company's operating earnings per share and on the Company's leverage ratios. DLJ has incorporated estimates of expense savings as provided by management of the Company for the years 1997 and 1998 in its analysis although DLJ does not express an opinion as to the likelihood of such expense savings being realized. The results of the pro forma merger analysis are not necessarily indicative of future operating results or financial position. Based on this analysis, and relying on the estimates provided by the Company, the Company's shareholders should realize earnings per share ("EPS") accretion of 32.4% and 19.4% in 1997 and 1998, respectively, versus the Company's projected results on a stand-alone basis. Pro forma for the Transaction, the Company's ratios of debt to total capitalization and debt and preferred stock to total capitalization as of March 31, 1996 would be 35.6% and 51.7%, respectively. On a stand-alone basis, these ratios were 11.1% and 40.5%, respectively, as of March 31, 1996. These ratios of debt to total capitalization and debt and preferred stock to total capitalization are projected to decline to 28.8% and 48.3%, respectively, in 1997 and 22.4% and 41.3%, respectively, in 1998 assuming the projections put together by management of the Company.

         Public Market Valuation Analysis of the Company. To provide contextual data and comparative market information, DLJ compared selected share price and operating and financial data and ratios for the Company to the corresponding data and ratios of the following publicly traded companies:
Argonaut Group, Fremont General, Zenith National and Pac Rim (the "Comparable Companies"). Such ratios included, among others, the multiples of stock price to shareholders' equity per share as of June 30, 1996, as well as the ratios of the Enterprise Value to statutory earnings for the LFY and Enterprise Value to statutory capital and surplus as of the end of the LFY. The range of price as a multiple of LTM shareholders' equity per share for the Comparable Companies at the date of the DLJ Opinion was 0.74x to 1.46x. DLJ found ranges of Enterprise Value as a multiple of LFY statutory net income and Enterprise Value as a multiple of LFY statutory capital and surplus of 9.0x to 31.3x and 0.94x to 4.57x, respectively. The average multiples of price to LTM shareholders' equity, Enterprise Value to LFY statutory net income and Enterprise Value to LFY statutory capital and surplus for the Comparable Companies were 1.13x, 16.6x and 2.23x, respectively. This analysis indicated that the amount to be paid by the Purchasers for the Common Stock would result in multiples of price to LTM shareholders' equity and Enterprise Value to LFY statutory net income within the ranges detailed above. The total amount to be paid by the Purchasers would result in a multiple to the Company's LTM shareholders' equity of 0.85x, an Enterprise Value multiple to the Company's LFY statutory net income of 34.7x and an Enterprise Value multiple to the Company's LFY statutory capital and surplus of 0.73x.

         Analysis of the Company Ordinary Share Trading History. DLJ also examined the history of the trading prices for the Common Stock, and the historical multiples of price to shareholders' equity per share as represented by the historical values of the Common Stock. Since March 5, 1996, the Company's stock price has traded between $4.88 and $8.00. Since March 5, 1996, the multiple of price to shareholders' equity per share of the Company's Common Stock has moved in a range from 0.55x to 0.89x. The consideration to be paid by the Purchasers for the Common Stock results in a multiple to the Company's June 30, 1996 shareholders' equity of 0.85x.

         Limitations of Opinion. The summary set forth above does not purport to be a complete description of the analyses performed by DLJ. The preparation of fairness opinions involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such opinions are not readily susceptible to summary description. The preparation of a fairness opinion does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires DLJ to exercise its professional judgment--based on its experience and expertise--in considering a wide variety of analyses taken as a whole. Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the transaction and to add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. DLJ did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, may create an incomplete view of the evaluation process underlying its opinion. In performing its analyses, DLJ made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by DLJ are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses.

         Engagement and Fees Payable to DLJ. The Company selected DLJ as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction and is familiar with the Company, its business and the insurance industry.
Pursuant to the terms of an engagement letter dated July 29, 1996, the Company has paid DLJ $375,000 for its services to date, including the delivery of the DLJ Opinion. In addition, the Company has agreed to pay DLJ 1.25% of the aggregate amount of consideration received by Pac Rim shareholders and including in such consideration the amount of any debt of Pac Rim assumed, acquired, retired or deceased or preferred stock redeemed or remaining outstanding, less $375,000. The Company also agreed to reimburse DLJ for all out-of-pocket expenses (including the reasonable fees and out-of-pocket expense of counsel) incurred by DLJ in connection with its engagement and to indemnify DLJ and certain related persons against certain liabilities in connection with its engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with DLJ, which DLJ and the Company believe are customary in transactions of this nature, were negotiated at arm's length between the Company and DLJ, and the Company's Board of Directors was aware of such arrangement.

         DLJ has performed investment banking and other services for IP in the past and has been compensated for such services. DLJ served as financial advisor to IP in IP's investments in NACOLAH Holding Corporation, Highlands Insurance Group, Inc., and Provident Companies, Inc. and as lead manager of the initial public offering of the common stock of Unionamerica Holdings, plc, an entity in which IP has an investment. Affiliates of DLJ, in the aggregate, own less than 2% of the limited partnership interests in each of IP, IP Bermuda and Insurance Partners Advisors, L.P.

MANAGEMENT AFTER THE STOCK ISSUANCE AND THE ACQUISITION

         Directors. The Company's current directors will continue to serve as directors if the Stock Issuance and Acquisition are consummated. Additionally, pursuant to the terms of the Stock Purchase Agreement and assuming that (i) the shareholders approve each of "Proposal No. 1--The Stock Issuance," "Proposal No. 2--Transfer Restrictions Charter Amendment," "Proposal No. 4--Amendment of Bylaws to Increase Authorized Number of Directors," and (ii) the other conditions precedent to the consummation of the Stock Issuance and the Acquisition are satisfied or waived, the Board of Directors will be expanded from nine to eleven directors. The Board of Directors intends to present Steven B. Gruber and Roger W. Gilbert as nominees to fill such newly-created vacancies. If elected, Messrs. Gruber and Gilbert will serve until each of their respective successors has been duly elected and qualified or otherwise as provided by law. See "Proposal No. 5--Election of Two Additional Directors."

         Officers. Following the consummation of the Stock Issuance, all executive officers of the Company will remain in their present positions. Following the consummation of the Acquisition, the executive officers of Pac Rim will be replaced with the executive officers of Superior Pacific Holding Corporation, the successor by merger to Merger Sub and Pac Rim.

PRIOR RELATIONSHIPS

         Prior to the commencement of negotiations regarding the Stock Issuance, no business relationship existed between the Company and IP.
However, since 1992, the Company has had significant business relationships with certain persons or entities related to IP, including International Insurance Investors, L.P. ("III"), CentreLine Reinsurance Limited ("CentreLine"), Centre Reinsurance Limited ("Centre"), International Insurance Advisors, Inc. ("IIA"), and Robert A. Spass, Steven D. Germain and Bradley E. Cooper, who are directors of the Company. See "Proposal No. 5--Certain Relationships and Related Transactions" and "Company Information--Security Ownership of Certain Beneficial Owners and Management--Security Ownership of Certain Beneficial Owners." Prior to the commencement of negotiations regarding the Acquisition, no business relationship existed between the Company and Pac Rim.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                    AND MANAGEMENT AFTER THE STOCK ISSUANCE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding an estimate of the beneficial ownership of the Company's voting securities immediately following the consummation of the Stock Issuance, currently estimated to occur at some time during the period from mid-December, 1996, to mid-January, 1997, by each person the Company expects to be a beneficial owner of more than 5% of the indicated classes of the Company's voting securities.
On March 31, 1992, the Company issued its 14.5% Senior Subordinated Voting Notes due April 1, 2002 (the "Voting Notes") in the aggregate principal amount of $30,000 and 14.5% Senior Subordinated promissory notes in an aggregate principal amount of $11 million, together with warrants to purchase approximately 1,616,886 shares of the Company's Common Stock. The Company redeemed all of those promissory notes with a prepayment, effective June 30, 1994, except for the Voting Notes, with respect to which prepayment is prohibited. The outstanding principal amount of the Voting Notes is $30,000. The number of votes attaching to the Voting Notes is equal to the number of shares of Common Stock that may be purchased upon exercise of the warrants that were issued in that March 31, 1992 transaction and that remain outstanding and are unexercised as of the applicable record date for a shareholder vote. As a result of the cancellation of a portion of the relevant warrants, the number of common stock-equivalent votes held by the Voting Notes has decreased somewhat since March 31, 1992. As of the Record Date, the number of votes held by the holders of the Voting Notes was equivalent to 1,566,465 shares of Common Stock. The Voting Notes are permitted to vote only in director elections, director removals, changes to the number of authorized directors, and votes on amending that right to vote. The specific voting rights of the Voting Notes are set forth in the Company's Amended and Restated Articles of Incorporation and Bylaws.

                                               Certain Beneficial Owners After the Stock Issuance
                                               --------------------------------------------------
                                                           Common Stock(1)              Voting Notes
                                                       ----------------------      ---------------------
                                                                                     Shares-
                 Name and Address                      Shares      Percent(2)      Equivalent    Percent
                 ----------------                      ------      ----------      ----------    -------
  "III"                                                  --            --           1,566,465(3)   100%
International Insurance Investors, L.P.,
a Bermuda limited partnership
c/o International Insurance Investors
(Bermuda) Limited, General Partner
Cumberland House
One Victoria Street
Hamilton HM HX, Bermuda

"IP DELAWARE"                                          1,369,856(4)     23.52%         --           --
Insurance Partners, L.P.
201 Main Street
Suite 2600
Ft. Worth, Texas  76102

"IP BERMUDA"                                             754,978(5)     12.96%         --           --
Insurance Partners Offshore (Bermuda), L.P.
Cedar House
41 Cedar Avenue
P.O. Box HM 1179
Hamilton HM HX, Bermuda

"CENTRELINE"                                             579,356(6)      9.05%         --           --
CentreLine Reinsurance Limited,
a Bermuda corporation
Cumberland House
One Victoria Street
Hamilton HM HX, Bermuda

"TJS"                                                    529,752(7)      9.09%         --           --
TJS Partners, L.P.
52 Vanderbilt Avenue, 5th Floor
New York, New York  10017

"CENTRE"                                                 470,390(8)      7.47%         --           --
Centre Reinsurance Limited
One Victoria Street
Seventh Floor
Hamilton HM HX, Bermuda

"BISHOP ESTATE"                                          388,752(9)      6.26%         --           --
Trustees of the Estate of Bernice P. Bishop
567 South King Street
Suite 200
Honolulu, Hawaii  96813

_________________
(1) Includes warrants expiring on April 1, 2002 to purchase 1,566,465 shares of Common Stock (the "Warrants") and a warrant expiring on June 30, 2001 to purchase 579,356 shares of Common Stock described more fully in footnote 6, below. The Warrants were issued on March 31, 1992 in a transaction in which the Company issued (a) Warrants to purchase approximately 1,616,886 shares of Common Stock and (b) promissory notes in the aggregate principal amount of $11 million to III, and certain members of the Company's management. The Warrants are exercisable at $4.00 per share. The Warrants purchased by III, exercisable into 1,474,306 shares of Common Stock, were issued to International Insurance Advisors, Inc. ("IIA"), as agent for each of the limited partners and the general partner of III. Pursuant to the Stock Purchase Agreement, the Warrants will be distributed prior to the consummation of the Stock Issuance to the partners of III, at which time IIA's agency relationship with such partners will terminate. The Company has retired certain Warrants issued to members of management no longer employed by the Company.

(2) Percent ownership is based on the approximate number of shares outstanding upon consummation of the Stock Issuance, which number is 5,827,961 shares, plus any shares issuable pursuant to warrants held by the entity in question which may be exercised within 60 days after December 12, 1996.

(3) Robert A. Spass, Craig F. Schwarberg, and Bradley E. Cooper, each of whom is a director of the Company, beneficially owns limited partnership interests in III of 0.583%, 0.225%, and 0.075%, respectively.

(4) Represents shares of Common Stock that will be purchased by IP Delaware upon consummation of the Stock Issuance. Robert A. Spass, a director of the Company, and Steven B. Gruber, a nominee for election as director at the Special Meeting, are the President and a Vice President, respectively, of Insurance GenPar MGP, Inc. ("GenPar Inc."), the general partner of Insurance GenPar MGP, L.P. ("GenPar MGP"), the general partner of Insurance GenPar, L.P. ("GenPar" and, together with GenPar MGP and IP Delaware, the "Delaware Partnerships"), which is the general partner of IP Delaware. Robert
         A. Spass owns 40% and Messrs. Gruber and Daniel L. Doctoroff each own 30% of the voting capital stock of GenPar Inc. In addition, Messrs. Spass, Gruber, Doctoroff, and Bradley E. Cooper, a director of the Company, own direct or indirect limited partnership interests in certain of the Delaware Partnerships. Each of Messrs. Spass, Gruber, and Cooper, as well as Mr. Doctoroff, disclaims beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of all shares of Common Stock that will be held by IP Delaware.

(5) Represents shares of Common Stock that will be purchased by IP Bermuda upon consummation of the Stock Issuance. Robert A. Spass, a director of the Company, and Steven B. Gruber, a nominee for election as director at the Special Meeting, are the President and a Vice President, respectively, of Insurance GenPar (Bermuda) MGP, Ltd. ("GenPar (Bermuda) Ltd."), the general partner of Insurance GenPar (Bermuda) MGP, L.P. ("GenPar (Bermuda) MGP"), the general partner of Insurance GenPar (Bermuda), L.P. ("GenPar (Bermuda)" and, together with GenPar (Bermuda) MGP and IP Bermuda, the "Bermuda Partnerships"), which is the general partner of IP Bermuda. Robert A. Spass owns 40% and Messrs. Gruber and Doctoroff each own 30% of the voting capital stock of GenPar (Bermuda) Ltd. In addition, each of Messrs. Spass, Gruber, Doctoroff, and Bradley E. Cooper, a director of the Company, owns direct or indirect limited partnership interests in certain of the Bermuda Partnerships. Each of Messrs. Spass, Gruber, and Cooper, as well as Mr. Doctoroff, disclaims beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of all shares of Common Stock that will be held by IP Bermuda.

(6) Represents a warrant to purchase 579,356 shares of Common Stock issued as of June 30, 1994 (the "CentreLine Warrant"). CentreLine is an affiliate of Centre. See footnote 8 below for information regarding Centre's beneficial ownership of securities of the Company. The CentreLine Warrant was issued in connection with an investment in the Company (and its affiliate, Superior National Capital, L.P.) by CentreLine and a second Centre affiliate, Centre Reinsurance Services (Bermuda) III Limited, aggregating $20 million. The CentreLine Warrant is exercisable at $5.20 per share. Steven D. Germain, a director of the Company, is an officer and a director of both Centre and CentreLine. In addition to Mr. Germain, each of Steven M. Gluckstern, Michael D. Palm, Laurence Cheng, David A. Brown and Jay S. Ralph is an officer and a director of both Centre and CentreLine. Messrs. Germain, Gluckstern, Palm, Cheng, Brown and Ralph disclaim any beneficial interest in the CentreLine Warrant and the Common Stock issuable upon its exercise, and in the Warrants issuable to Centre, as described in footnote 8, below, and the shares of Common Stock issuable upon the exercise of such Warrants. However, as officers and directors of both Centre and CentreLine, such persons share voting and/or investment power over such securities. Neither Robert A. Spass, Steven B. Gruber, Craig F. Schwarberg nor Bradley E. Cooper has any interest in or control over CentreLine or any power to vote or dispose of the shares underlying the CentreLine Warrant.

(7) Includes 132,802 shares to be issued to and purchased by TJS upon consummation of the Stock Issuance. Also includes 396,950 shares of Common Stock of which TJS is currently the direct beneficial owner. TJS Corporation and its controlling stockholder, sole director and executive officer, Thomas J. Salvatore, are the general partners of TJS Management, L.P., the general partner of TJS, and exercise voting control and dispositive power over all shares presently owned, and all shares that would be owned, upon consummation of the Stock Issuance and are and would be the beneficial owners of all such shares. The information contained in this footnote, other than that relating to the Stock Issuance, is based on Form 4s filed with the SEC in July 1996.

(8) Represents Warrants to purchase shares of Common Stock that would be received upon the distribution by III to its partners of the Warrants as described in footnote 1 above. See footnote 6 above for information concerning Centre's relationships with Mr. Steven D. Germain and CentreLine.

(9) Represents Warrants to purchase shares of Common Stock that would be received upon the distribution by III to its partners of the Warrants as described in footnote 1 above. Richard S. H. Wong, Oswald K. Stender, Lokelani Lindsey, Gerard A. Jervis and Henry H. Peters, the trustees of the Bishop Estate, share voting and/or investment power over securities held by the Bishop Estate. The number of shares reported for the Bishop Estate is based on a Schedule 13G filed with SEC in February 1996.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding an estimate of the beneficial ownership of the Common Stock immediately following consummation of the Stock Issuance, which for purposes of this table is estimated to occur on or about December 12, 1996, by (i) each director and certain executive officers of the Company and each person who the Company expects to be elected as a director at the Special Meeting, individually, and
(ii) all directors and executive officers and all persons the Company expects to be elected as directors at the Special Meeting, as a group:

                      Ownership of Management After the Stock Issuance
                      ------------------------------------------------
                                                                           Percent of Common
                Name                            Shares Owned                   Stock(1)
                ----                            ------------               -----------------
William Gentz . . . . . . . . . . .                 94,219(2)                      1.61%
J. Chris Seaman . . . . . . . . . .                167,818(3)                      2.83%
Joseph P. Wolonsky  . . . . . . . .                 58,538(4)                      1.00%
Karl O. Johnson . . . . . . . . . .                 51,368(5)                       *
Douglas R. Roche  . . . . . . . . .                 26,351(6)                       *
Thomas J. Jamieson  . . . . . . . .                245,300(7)                      4.21%
Gordon E. Noble . . . . . . . . . .                 10,000                          *
C.L. Pecchenino . . . . . . . . . .                 14,250                          *
Robert A. Spass . . . . . . . . . .                 16,591(8)                       *
Craig F. Schwarberg . . . . . . . .                  3,321(9)                       *
Bradley E. Cooper . . . . . . . . .                  3,107(10)                      *
Steven D. Germain . . . . . . . . .              1,053,947(11)                    15.32%
Steven B. Gruber  . . . . . . . . .                   --  (12)                     --
Roger W. Gilbert  . . . . . . . . .                   --                           --
Directors and Executive Officers as
         a Group (22 persons) . . .              2,821,650(13)                    34.68%
-----------------

* Less than 1%

(1) Percent ownership is based on the approximate number of shares outstanding upon consummation of the Stock Issuance, which number is 5,827,961 shares, plus any shares issuable pursuant to options or warrants held by the person in question that may be exercised within 60 days after December 12, 1996.

(2) Includes 16,335 shares issuable upon exercise of stock options that are exercisable within sixty days of December 12, 1996, in addition to 19,950 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 1,149 shares. Also includes 25,234 shares of Common Stock to be issued to and purchased by Mr. Gentz in connection with the Stock Issuance.

(3) Includes 58,795 shares issuable upon exercise of Warrants and 37,065 shares issuable upon exercise of stock options, each of which is exercisable within sixty days of December 12, 1996, in addition to 15,163 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 861 shares. Also includes 25,232 shares of Common Stock to be issued to and purchased by Mr. Seaman in connection with the Stock Issuance.

(4) Includes 10,582 shares issuable upon exercise of Warrants and 19,260 shares issuable upon exercise of stock options, both of which are exercisable within sixty days of December 12, 1996. Also includes 1,000 shares held by his spouse, the ownership of which is subject to community property laws, in addition to 9,125 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 534 shares. Also includes 9,296 shares of Common Stock to be issued to and purchased by Mr. Wolonsky in connection with the Stock Issuance.

(5) Includes 4,262 shares issuable upon exercise of Warrants and 14,060 shares issuable upon exercise of stock options, both of which are exercisable within sixty days of December 12, 1996, in addition to 7,625 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 362 shares. Also includes 9,296 shares of Common Stock to be issued to and purchased by Mr. Johnson in connection with the Stock Issuance.

(6) Includes 5,680 shares issuable upon exercise of stock options that are exercisable within sixty days of December 12, 1996, in addition to 4,687 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 284 shares. Also includes 9,296 shares to be purchased by Mr. Roche in connection with the Stock Issuance.

(7) Includes 98,050 shares owned of record by Jaco Oil Company, an entity controlled by Mr. Jamieson.

(8) Represents 8,000 shares of Common Stock and Warrants to purchase 8,591 shares of Common Stock that Mr. Spass will receive upon the distribution by III of the Warrants held by IIA as agent for the partners of III, as described in footnote 1 of the preceding "Certain Beneficial Owners After the Stock Issuance" table. Separately, 1,369,856 shares of Common Stock will be held by IP Delaware and 754,978 shares of Common Stock will be held by IP Bermuda upon consummation of the Stock Issuance. Mr. Spass is the President of GenPar Inc. and GenPar (Bermuda) Ltd., the ultimate general partners of IP Delaware and IP Bermuda, respectively. Mr. Spass disclaims beneficial ownership (as defined in Rule 13d-3, under the Exchange Act) of all shares of Common Stock that will be held by IP Delaware and IP Bermuda. See footnotes 4 and 5 to the preceding "Certain Beneficial Owners After the Stock Issuance" table for information concerning such partnerships. Pursuant to the terms of the Stock Purchase Agreement, so long as certain conditions apply, each of IP Delaware and IP Bermuda has agreed that Mr. Spass will abstain from votes of the investment committees of each of IP Delaware and IP Bermuda with respect to each such entity's holdings of shares of Common Stock.

(9) Comprised of Warrants representing the right to purchase 3,321 shares of Common Stock that Mr. Schwarberg will receive upon the distribution of the Warrants, as described in footnote 1 of the preceding "Certain Beneficial Owners After the Stock Issuance" table.

(10) Represents 2,000 shares of Common Stock. Also includes Warrants to purchase 1,107 shares of Common Stock that Mr. Cooper will receive upon the distribution by III of the Warrants, as described in footnote 1 of the preceding "Certain Beneficial Owners After the Stock Issuance" table.

(11) Represents (i) 3,600 shares of Common Stock owned directly, (ii) 600 shares of Common Stock owned indirectly as custodian for the benefit of his children under the New York Uniform Gift to Minors Act, and (iii) warrants to purchase Common Stock, consisting of the CentreLine Warrant to purchase 579,356 shares issued to CentreLine and the partnership interest held by Centre in the Warrants issued to IIA as agent for III, issuable to Centre upon revocation of the agency relationship and distribution of the Warrants to the III limited partners and general partner. Based upon Centre's interest in III, the Warrants distributable to it would be exercisable to purchase 470,391 shares of Common Stock. See the preceding "Certain Beneficial Owners After the Stock Issuance" table and footnotes 6 and 8 thereto. Mr. Germain is an officer and director of both Centre and CentreLine. As such, he shares voting and/or dispositive control over such securities (subject to the termination of the agency relationship with IIA by III, with respect to the Warrant and underlying shares distributable to Centre). Mr. Germain disclaims any beneficial interest in the CentreLine Warrant, the Warrants issuable to Centre, and the Common Stock issuable upon their exercise.

(12) Upon consummation of the Stock Issuance, 1,369,856 shares of Common Stock will be held by IP Delaware and 754,978 shares of Common Stock will be held by IP Bermuda. Mr. Gruber, a nominee for election as director at the Special Meeting, is a Vice President of each of GenPar Inc. and GenPar (Bermuda) Ltd., the ultimate general partners of IP Delaware and IP Bermuda, respectively. Mr. Gruber disclaims beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of all shares of Common Stock that will be held by IP Delaware and IP Bermuda. See footnotes 4 and 5 to the preceding "Certain Beneficial Owners After the Stock Issuance" table for information concerning such partnerships.

(13) Includes (i) 2,127,301 shares issuable upon exercise of warrants and (ii) 111,700 shares issuable upon exercise of stock options, each of which are exercisable within sixty days of December 12, 1996. Also includes 74,411 shares subject to the Company's right of repurchase, of which the restrictions have lapsed as to 4,078 shares. Also includes 107,906 shares to be purchased by the executive officers in connection with the Stock Issuance. Refer to footnotes 8 through 11 for information regarding beneficial interests in the Warrants and the Centreline Warrant held by certain directors.

                          TERMS OF THE STOCK ISSUANCE

     The detailed terms of, and conditions to, the Stock Issuance and certain related transactions are contained in the Stock Purchase Agreement and its material exhibits, a copy of which (including such exhibits) is attached to this Proxy Statement as Annex A and incorporated herein by reference. The statements made in this Proxy Statement with respect to the terms of the Stock Issuance and such related transactions are qualified in their entirety by reference to the more complete information set forth in Annex A, The Stock Purchase Agreement.

STOCK PURCHASE AGREEMENT:  PARTIES AND AMOUNTS COMMITTED

     The "Purchase Price and Amounts" table below sets forth the names of the Purchasers and the number of shares of Newly Issued Stock to be acquired by the Purchasers from the Company under the Stock Purchase Agreement. The price to be paid for each share of the Newly Issued Stock under the Stock Purchase Agreement is $7.53 per share for an aggregate consideration of approximately $18 million. This purchase price was determined by the Company, with the advice of DLJ, by taking the average closing price of the Common Stock over the 20 trading days prior to and including September 6, 1996, a period that omits the 5 trading days prior to the public announcement of the Acquisition. After considering the advice of DLJ on such matter, in addition to other factors deemed material by the Board, the disinterested directors of the Company determined the price of $7.53 per share was fair to and in the best interests of the Company and its shareholders. The Newly Issued Stock will not be registered under the Securities Act or any state securities law. The total number of shares of Newly Issued Stock to be sold to the Purchasers pursuant to the Stock Purchase Agreement is 2,390,438 shares and will be purchased as follows:

                          Purchase Price and Amounts
                          --------------------------
                                           Number of          Percent of
                                           Shares of          Shares of
                                             Newly           Newly Issued
         Purchaser                        Issued Stock     Stock Purchased
         ---------                        ------------     ---------------
IP Delaware(1)                             1,369,856            57.31%
IP Bermuda(1)                                754,978            31.58
TJS                                          132,802             5.56
William L. Gentz(2)                           25,234             1.06
J. Chris Seaman(2)                            25,232             1.06
Joseph P. Wolonsky                             9,296              *
Thomas I. Boggs, Jr.                           3,320              *
Karl O. Johnson                                9,296              *
Douglas R. Roche                               9,296              *
Robert E. Nagle                                3,984              *
James L. Cinney                                6,640              *
Matthew Natalizio                              5,976              *
Sue Binder                                     2,656              *
Harold Fedora                                  1,000              *
Jack Solomon                                   1,328              *
Robert J. Niebur                               4,648              *
Other Members of Management
as a Group (17 members)                       24,896             1.04
                                           ---------           ------
Total                                      2,390,438           100.00%

_________________

(1) Robert A. Spass and Bradley E. Cooper, directors of the Company, and Steven B. Gruber, a nominee for election as director at the Special Meeting, own direct or indirect limited partnership interests in certain of the Delaware Partnerships and Bermuda Partnerships. Messrs. Spass and Gruber are Officers of GenPar Inc. and GenPar (Bermuda), Ltd., the ultimate general partners of IP Delaware and IP Bermuda, respectively. See "--Security Ownership of Certain Beneficial Owners and Management After the Stock Issuance--Certain Beneficial Owners After the Stock Issuance" table,--footnotes 4 and 5.

(2)  Each of Messrs. Gentz and Seaman are directors of the Company.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Stock Purchase Agreement includes representations and warranties by the Company as to (i) the corporate and, where applicable, the partnership organization and good standing of the Company and its subsidiaries, (ii) the Company's capitalization, (iii) the authorization of the Stock Purchase Agreement, (iv) the valid issuance of the Newly Issued Stock, (v) pending or threatened litigation, (vi) the Stock Purchase Agreement's non-contravention of any agreement, law, charter or bylaw provision (except to the extent such contravention would not have a material adverse effect on the financial condition, results of operations, or prospects of the Company and its subsidiaries (a "Material Adverse Effect")) and that (except as specified) no governmental or third-party consents are required to execute, deliver, and perform the Stock Purchase Agreement, (vii) certain tax matters, (viii) the accuracy of financial statements and filings with the SEC, (ix) the conduct of business in the ordinary course and the absence of any material adverse change in the financial condition, results of operations, or prospects of the Company,
(x) the Company's and its subsidiaries' compliance with the requirements of applicable laws, and (xi) the existence and identity of brokers and finders.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         The Stock Purchase Agreement contains various representations and warranties by each of the Purchasers, severally but not jointly, as to (i) with respect to Purchasers that are limited partnerships, such Purchaser's organization and good standing and authorization of the Stock Purchase Agreement, (ii) the Stock Purchase Agreement's non-contravention of any agreement, law or charter provision (except to the extent contravention would not have a Material Adverse Effect on such Purchaser) and that (except as specified) no governmental or third-party consents are required to execute, deliver, and perform the Stock Purchase Agreement, (iii) brokers and finders,
(iv) availability of funds to meet such Purchaser's obligation to purchase the shares of the Newly Issued Stock, (v) state and federal securities laws matters, and (vi) the abstention by Robert A. Spass, a director of the Company and President of the ultimate general partner of each of IP Delaware and IP Bermuda, from the formal partnership approval process by each such entity regarding its purchase of shares of the Newly Issued Stock.

CERTAIN COVENANTS

         COVENANTS OF ALL PARTIES

         Each party to the Stock Purchase Agreement covenants that such party shall use its reasonable best efforts to consummate the transactions contemplated by the Stock Purchase Agreement and each other agreement contemplated thereby. Each such party further covenants the information to be supplied by such party for inclusion in this Proxy Statement and any related registration statement will be accurate as of the date of the mailing of this Proxy Statement and the Special Meeting.

         COVENANTS OF THE COMPANY

         The Company covenants that it shall take certain actions to cause the due preparation and timely mailing of this Proxy Statement and all accompanying documents to the Company's shareholders. The Company further covenants that the Board of Directors shall recommend the approval of Proposals No. 1, No. 2, No. 4 and No. 5 set forth in this Proxy Statement and take all reasonable, lawful action to solicit such approval. In addition, the Company covenants that it will use the net proceeds from the sale of the Newly Issued Stock to consummate the transactions contemplated under the Acquisition Agreement. The Company covenants further that during the term of the Stock Purchase Agreement, the Board of Directors will nominate one individual designated by IP (so long as such person is reasonably acceptable to the Board of Directors) for election as a director at each annual meeting of shareholders.

         COVENANTS OF IP

         Standstill. Each of the "IP Associates" (which term is defined to include CentreLine, Centre, III, IIA, and any person or entity that controls, is under common control with, or is controlled by IP or such persons or entities, and all individuals who are officers, directors, or control persons of any such entities, including IP) that is a signatory to the Stock Purchase Agreement covenants and agrees with respect to itself, and IP covenants and agrees with respect to itself and those of its Associates that are not signatories thereto, that neither it nor they will (i) acquire or offer or agree to acquire, directly or indirectly, by purchase or otherwise, any shares of Common Stock or voting securities of the Company (or direct or indirect rights or options to acquire any such securities); (ii) enter, agree to enter into, or propose to enter into, directly or indirectly, any merger or business combination involving the Company; (iii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are used in the rules of the SEC) or consent to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; or (iv) form, join, or in any way participate in a "group" (within the meaning of Section 13d-3 of the Exchange Act) with any persons not referred to herein with respect to any of the foregoing; provided, however, that none of the foregoing shall restrict IP or any of its Associates from (A) acquiring shares of Common Stock or voting securities as a result of a stock split, stock dividend, or similar recapitalization of the Company, (B) exercising the Warrant issued to IIA on March 31, 1992, and the CentreLine Warrant, (C) making, or in any way participating, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the Exchange Act) in connection with the election to the Board of Directors of directors nominated by IP or any of its Associates (to the extent not otherwise inconsistent with the Stock Purchase Agreement), or (D) with respect to a tender or exchange offer or a merger or other business combination involving the Company (a "Business Combination"), that was initiated without the encouragement by or the participation of IP or any of its Associates, making a tender or exchange offer or a proposal with respect to a Business Combination, or forming, joining or participating as a "group" to make such offer or proposal, in either case upon more favorable terms than those of the unsolicited tender or exchange offer or Business Combination; and provided further, that none of the foregoing shall affect or impair the right of any director of the Company to (x) act as a member of the Board of Directors or any committee thereof or (y) take any action necessary or advisable to carry out his obligations and duties as a director of the Company. Notwithstanding the foregoing, no provision of the Stock Purchase Agreement shall prohibit or restrict any Associate who is a director of the Company from acquiring, in one or more transactions, in his individual capacity, an aggregate of 25,000 shares of Common Stock so long as such acquisition does not violate any provision of the Company's charter in effect from time to time.

                 The limitations set forth above and in "--Transfer of Shares" below may be waived by the affirmative vote of the nearest whole number representing 66 2/3% or more of (i) the directors of the Company, excluding from the total number of directors voting those who are Associates of IP and those who are employees of the Company, or (ii) the shares of the Company, not including in such total number of shares voting those beneficially owned by those executive officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act and those owned by IP and its Associates (such approval shall be referred to herein as "Disinterested Approval").

                 In furtherance of the standstill covenants set forth above, each of the Company and IP covenants and agrees that any material business relationship between the Company and IP or any IP Associate must be approved by Disinterested Approval.

                 Other than with respect to the election of directors of the Company, IP covenants and agrees that, with respect to any vote of the shareholders of the Company on a particular matter, if the aggregate number of all shares that are voted in like manner by IP and its Associates shall be greater than 35% of the total number of shares voted, then those votes that exceed such 35% threshold shall be voted in the same proportion as the other shareholders voted their shares with respect to such matter.

                 IP covenants and agrees that IP and its Associates will not vote their shares of Common Stock, the Voting Notes, or shares of Common Stock issued upon exercise of the Warrants, to elect as directors of the Company a total of more than five persons (or the highest number that is less than a majority of the Board of Directors, as the case may be), including the individual designated by IP pursuant to the terms of the Stock Purchase Agreement, who are Associates of IP or of any of the IP Associates.

                 The agreements described herein under "--Standstill" shall continue so long as the shares of Common Stock owned by IP and its Associates, directly or indirectly, represent 15% of the outstanding shares of the Company on a fully diluted basis (including the Voting Notes).

         Transfer of Shares. So long as the shares of Common Stock owned by IP and its Associates, directly or indirectly, represent 15% of the shares of Common Stock outstanding on a fully diluted basis (including the Voting Notes), IP agrees not to transfer, assign, sell, or otherwise dispose of (each, a "Transfer") any of its shares of Common Stock, except for Transfers described herein under "--Transfer of Shares." IP may at any time Transfer any or all of its shares of Common Stock (i) to any Associate of IP, if such Associate executes and delivers to the Company, prior to any such Transfer, an instrument in form and substance reasonably satisfactory to the Company pursuant to which such Associate agrees to be bound by the provisions described above under "--Standstill" and described herein under "--Transfer of Shares," (ii) pursuant to Rule 144 under the Securities Act or any successor to such rule, (iii) pursuant to a tender offer or exchange offer made by the Company or any "Affiliate" (as such term is defined in Rule 12b-2 of the Exchange Act) of the Company, (iv) pursuant to a tender offer or exchange offer initiated by any person or "group" (within the meaning of Section 13d-3 of the Exchange Act) other than IP or any Associate thereof or a Business Combination, which is approved or recommended by the Board of Directors of the Company or with respect to which the Board of Directors has announced its intention to remain neutral, (v) so long as the shares of Common Stock to be Transferred represent, in the aggregate, not greater than 10% of the outstanding Common Stock, in a transaction or series of transactions exempt from the registration and prospectus delivery requirements of the Securities Act, (vi) by the Transfer of greater than 10% of the outstanding shares of Common Stock in a transaction or series of transactions exempt from the registration and prospectus delivery requirements of the Securities Act to (x) one purchaser, (y) one purchaser and its Affiliates, or (z) a "group" of purchasers, if such purchaser or purchasers of Common Stock in any such transaction or series of transactions execute and deliver to the Company prior to any such purchase or purchases an instrument in form satisfactory to the Company pursuant to which such purchaser or purchasers agree to be bound by the provisions described above under "--Standstill" and described herein under "--Transfer of Shares" (treating such purchaser or purchasers as an "Associate" for purposes of such sections) or (vii) pursuant to a registration statement filed under the Securities Act pursuant to the Registration Rights Agreement (defined below), or otherwise.

         IP Management. IP covenants that Robert A. Spass, a director of the Company and President of the ultimate general partner of each of IP Delaware and IP Bermuda, will abstain from the votes of the investment committees of each of IP Delaware and IP Bermuda with respect to their purchase of shares of the Newly Issued Stock.

         Hart-Scott-Rodino Act Filings. If IP is required to file a premerger notification report (an "HSR Report") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), in connection with its purchase of shares of Newly Issued Stock, then IP shall notify the Company in writing and, shortly thereafter, each of IP and the Company shall file with the Federal Trade Commission and the Antitrust Division of the Department of Justice an HSR Report and any supplemental information that may be requested in connection with such HSR Reports. As of the date of this Proxy Statement, no such notice has been received by the Company.

CLOSING CONDITIONS

         CONDITIONS TO EACH PARTY'S OBLIGATIONS

         It is a condition to each party's obligations under the Stock Purchase Agreement that the following conditions be satisfied or waived: (i) all governmental authorizations required for performance of the obligations under the Stock Purchase Agreement have been obtained, (ii) there shall be no statute, rule, regulation, writ, order or injunction of any court or governmental body that has the effect of prohibiting consummation of the transactions contemplated by the Stock Purchase Agreement, (iii) the Pac Rim Acquisition Agreement shall not have been materially amended, nor any provision thereof waived by the Company without the consent of IP and (iv) the closing of the Stock Purchase Agreement shall occur simultaneously with the closing of the transactions contemplated by the Pac Rim Acquisition Agreement.

         CONDITIONS TO THE COMPANY'S OBLIGATIONS

         The obligations of the Company under the Stock Purchase Agreement are subject to the fulfillment or waiver of the following additional conditions:
(i) each of the representations and warranties of the Purchasers contained in the Stock Purchase Agreement (A) shall have been true in all material respects when made and (B) shall be true in all material respects at the time of the Closing as if such representations and warranties had been made at such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation and warranty shall be true and correct as of such date, (ii) at or prior to the Closing, each of the Purchasers shall have performed in all material respects all obligations required of such Purchaser pursuant to the Stock Purchase Agreement, (iii) the Purchasers shall have delivered to the Company a certificate, dated as of the Closing Date, certifying as to the fulfillment of the conditions specified in clauses (i) and (ii) of this sentence, (iv) the Company shall have received a legal opinion from counsel for IP reasonably satisfactory to the Company, (v) the Company shall have received the favorable opinion of DLJ, financial advisor for the Company, as contemplated by the Stock Purchase Agreement, (vi) all of the conditions to the closing of the transactions contemplated by the Pac Rim Acquisition Agreement shall have been satisfied or waived, (vii) the Warrants issued to III and held by IIA as its agent shall be distributed to all partners of III, (viii) at the Special Meeting, the majority of shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties shall have been voted in favor of each of Proposal No. 1, Proposal No. 2, Proposal No. 4, and Proposal No. 5, and (ix) the Company shall have received fully executed copies of the Pac Rim Acquisition Agreement, the Term Loan Facility, and the Registration Rights Agreement.

         CONDITIONS TO PURCHASERS' OBLIGATIONS

         The Purchasers' obligations under the Stock Purchase Agreement are subject to the fulfillment or waiver of the following additional conditions:
(i) each of the representations and warranties of the Company contained in the Stock Purchase Agreement (A) shall have been true in all material respects when made and (B) shall be true in all material respects at the time of the Closing as if such representations and warranties had been made at such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation and warranty shall be true and correct as of such date, (ii) at or prior to the Closing, the Company shall have performed in all material respects all obligations required of it pursuant to the Stock Purchase Agreement, (iii) the Company shall have delivered to the Purchasers a certificate dated the date of the Closing certifying as to the fulfillment of the conditions specified in clauses (i) and (ii) of this sentence, (iv) the Purchasers shall have received a legal opinion from counsel for the Company, (v) no suit, action, proceeding, claim or dispute shall have been brought or otherwise arisen before any governmental body against the Company or any of its subsidiaries that would, if adversely determined, have a Material Adverse Effect on the Company or have a material adverse effect on the ability of the Company to perform its obligations under the Stock Purchase Agreement, (vi) at the Special Meeting, the majority of shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties shall have voted in favor of each of Proposal No. 1, Proposal No. 2, Proposal No. 4 and Proposal No. 5, (vii) IP shall have received fully executed copies of the Pac Rim Acquisition Agreement, the Term Loan, and the Registration Rights Agreement, (viii) since June 30, 1996 there shall have been no Material Adverse Effect upon the operations, financial condition, prospects or results of operations of the Company, (ix) (A) the Company shall have amended its Restated Articles of Incorporation or adopted a charter, in each case in a manner satisfactory to IP and its counsel, to restrict the issuance or transfer of any Common Stock by the Company or any of its shareholders so as to reduce, to the extent practicable, the risk of an "ownership change" within the meaning of Section 382 of the Code and the Treasury regulations promulgated thereunder (collectively, "Section 382") and (B) the Company shall have entered into agreements, in form and substance reasonably satisfactory to IP and its counsel, with all of its warrant holders in which such holders shall agree not to exercise any of their warrants in a manner that would cause, or increase the risk of, an "ownership change" within the meaning of Section 382 or otherwise conflict with the restrictions described in the immediately preceding subsection (A), and (x) the Company shall have delivered to IP at the Closing a schedule that has been prepared by the Company, solely in reliance upon its review of its stock ledger, public filings of Schedules 13D and 13G under the Exchange Act as they relate to ownership in the capital stock of the Company, and other matters to which it has actual knowledge, presenting information reasonably satisfactory to IP as of the Closing Date that there has been no increase in the Common Stock owned directly, indirectly or constructively by a "five percent shareholder" (as such term is defined in Section 382) over the three-year period immediately preceding the Closing Date.

AMENDMENT/TERMINATION

         The Stock Purchase Agreement may be amended by the parties thereto, but no amendment shall be enforceable against any party that has not signed such an amendment.

EXPENSES AND FEES

         The Company will pay IP's costs, expenses, and reasonable legal fees in connection with the Stock Issuance, whether or not consummated. The Company has also agreed to pay upon the closing of the Stock Issuance to Insurance Partners Advisors, L.P. ("IPA") a transaction fee of $625,000. If Pac Rim shall pay to the Company a termination fee (see "--Use of Proceeds: The Acquisition--Terms of the Acquisition and Related Transactions--Termination Fee and Liquidated Damages") or if the Company shall collect any amount under the Voting Agreement (see "--Use of Proceeds: The Acquisition--Terms of the Acquisition and Related Transactions--Related Agreements--Voting Agreement") then the Company shall pay to IPA that portion of the termination fee plus the fee under the Voting Agreement equal to the percentage of voting securities of the Company owned by IP on a fully diluted basis calculated as if the purchase by IP of its portion of the Newly Issued Stock had occurred (notwithstanding that no such purchase shall have occurred). See "Proposal No. 5--Certain Relationships and Related Transactions--Stock Issuance to IP."

INDEMNIFICATION

         The Company and each of the Purchasers have agreed to indemnify the other, and each of the other's respective partners, employees, agents and representatives, as the case may be, against, and hold them harmless from, all claims, obligations, costs and expenses including, without limitation, reasonable attorneys' fees and expenses incurred by the Purchasers in any action between the Purchasers and the Company or between the Purchasers and any third party and liabilities of and damages to the other party arising out of the material breach by such indemnifying party of any representation, warranty, covenant or agreement in the Stock Purchase Agreement.

RESTRICTIONS ON TRANSFER OF SHARES

         The shares of Newly Issued Stock to be received by the Purchasers are being offered and sold in a private transaction and will not be subject to a registration statement under the Securities Act, except if prepared on a subsequent date pursuant to the Registration Rights Agreement. See "--Registration Rights Agreement." In that regard, each Purchaser has represented and warranted to the Company, among other things, that such Purchaser is an "accredited investor" as defined in Rule 501 promulgated as part of Regulation D under the Securities Act and is not purchasing the shares with a view to a distribution or resale of any of such securities in violation of any applicable securities laws.


         Since the Newly Issued Stock has not been registered under the Securities Act, such stock is subject to the standard restrictions on transferability imposed by federal and state securities law, including Rule 144 promulgated under the Securities Act. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted securities for at least two years, will be entitled to sell in any three-month period a number of shares that does not exceed the greater of (i) 1% of the then outstanding shares of the Company's Common Stock or (ii) the average weekly trading volume in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the SEC. Sales pursuant to Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the Company. A person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of the Company at any time during the 90 days immediately preceding the sale and who has beneficially owned restricted securities for at least three years is entitled to sell such shares pursuant to Rule 144(k) without regard to the limitations described above. Rule 144(k) is not available to affiliates of the Company. IP and its Associates are further restricted from certain transfers of the Common Stock by certain covenants contained in the Stock Purchase Agreement. See "--Terms of the Stock Issuance--Certain Covenants--Covenants of IP."

REGISTRATION RIGHTS AGREEMENT

         The Registration Rights Agreement to be entered into by the Company and IP as a condition to the Stock Issuance ("Registration Rights Agreement") provides that, with respect to the shares of Newly Issued Stock to be received by IP pursuant to the Stock Purchase Agreement, IP and any Affiliate thereof (as defined in Rule 12b-2 promulgated pursuant to the Exchange Act) to whom or which such shares have been transferred may, on not more than three occasions at any time commencing after the Closing Date, require the Company at its sole expense to prepare and file with the SEC a registration statement under the Securities Act covering the public offer and sale of such shares, in addition to other shares requested to be so covered by other securities holders having similar, preexisting registration rights, and use its best efforts to cause to be declared effective and remain effective for up to the lesser of 180 days or the period during which all of the shares requested to be so registered by IP and any Affiliate thereof have been sold (a "Demand Registration"). Notwithstanding the terms described above, the Company is not required to file a registration statement in response to a Demand Registration if certain conditions are not met, including the anticipated failure of a Demand Registration to earn an aggregate net offering price of $7.5 million or more. In addition, IP's and its Affiliates' ability to request three Demand Registrations shall be reduced to two such requests if the Company has registered shares of Newly Issued Stock held by IP or any of its Affiliates having an anticipated net offering price of not less than $5 million pursuant to an exercise of their





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
"piggyback rights." Under the Registration Rights Agreement, IP and IP's Affiliates have customary "piggyback" registration rights allowing them to register shares in the event the Company proposes to sell any of its stock or other securities to the public in a transaction registered under the Securities Act. The Registration Rights Agreement contains additional customary terms and provisions, including reciprocal indemnification and contribution provisions with respect to information furnished or provided by the Company or IP for inclusion in any such registration statement.

                       USE OF PROCEEDS:  THE ACQUISITION

PAC RIM HOLDING CORPORATION

         Pac Rim Holding Corporation, a Delaware corporation ("Pac Rim"), is an insurance holding company that, through its wholly owned subsidiary, The Pacific Rim Assurance Company, is engaged in the underwriting of workers' compensation insurance in California, Arizona, Texas, and Georgia. For the year ended December 31, 1995, Pac Rim had net premiums earned of $76 million and operating income, excluding realized gains and interest charges, of approximately $2.7 million. The Acquisition of Pac Rim provides the opportunity for the Company's shareholders to recognize immediate strategic and financial benefits. The consolidation of two mid-sized companies whose home offices are located only eight miles apart should provide significant economies of scale that neither company could achieve independently. The combined company will be able to spread fixed costs over a wider premium base. In addition, Pac Rim's strong presence in Southern California complements the Company's historical focus in Northern and Central California. The Acquisition will also enable the Company to more efficiently utilize its $82.9 million NOLs, a valuable corporate asset. The foregoing statements contain forward-looking statements regarding efficiencies and economies of scale that management believes may be achieved through the acquisition of Pac Rim. Realization of management's beliefs and projections will depend on a number of factors, including management's successful execution of its business plan for integrating the operations of the two companies, the insurance markets reception to the combination of the two companies, and other factors beyond the Company's control. See "Certain Considerations". Pac Rim is located at 6200 Canoga Avenue, Woodland Hills, CA 91367, and its telephone number is (818) 226-6200. The foregoing description of Pac Rim is qualified in its entirety by reference to the more complete information set forth in the Annual Report of Pac Rim for the year ending December 31, 1995, which is being delivered together with this Proxy Statement as Annex H, as supplemented by the Quarterly Report for the quarter ended June 30, 1996 and attached hereto as Annex I, which documents are hereby incorporated into this Proxy Statement by this reference. Shareholders are urged to carefully review the Pac Rim Annual Report and Quarterly Report.

TERMS OF THE ACQUISITION AND RELATED TRANSACTIONS

         The detailed terms of, and conditions to, the Acquisition and certain related transactions are contained in the Pac Rim Acquisition Agreement and its exhibits, a copy of which (including such exhibits) is attached to this Proxy Statement as Annex C and incorporated herein by reference. The statements made in this Proxy Statement with respect to the terms of the Acquisition and such related transactions are qualified in their entirety by reference to the more complete information set forth in Annex C.

         STRUCTURE OF THE ACQUISITION

         The Pac Rim Acquisition Agreement provides that SNTL Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), will be merged with and into Pac Rim and the separate existence of Merger Sub will cease. The Company will pay a maximum of $54,021,032 to acquire Pac Rim. That amount will be allocated among holders of the Pac Rim Common Stock, holders of its Convertible Debentures, holders of its options and holders of the Pac Rim Warrants immediately prior to the Closing Date, under a formula that is itself dependant on the expected repricing of outstanding Pac Rim Warrants immediately prior to the allocation. Therefore, the price per each share of the Pac Rim Common Stock to be paid by the Company is variable, although it is expected to be between $3.00 and $3.10 per share of Pac Rim Common Stock. The outstanding shares of Pac Rim Common Stock will be converted into the right to receive cash, and outstanding options and warrants to purchase Pac Rim Common Stock will be surrendered in exchange for cash in an amount equal to the "spread" between the exercise price of such options or warrants and the price per share paid for the Pac Rim Common Stock. On the Closing Date, at the time a certificate of merger as to Merger Sub and Pac Rim is filed with the Delaware Secretary of State, the Company will acquire the $20,000,000 principal amount Convertible Debentures and certain of the Series 1 and 2 Detachable Pac Rim Warrants under a Series A Convertible Debenture and the Series 1, 2 and 3 Detachable Warrant Purchase Agreement among the Company, Allstate Insurance Company ("Allstate") and Prac Limited Partnership ("Prac"), dated as of September 17, 1996 (the "Debenture Purchase Agreement"). The Convertible Debentures will be acquired for their common-stock-equivalent price. The Series 1 and 2 Warrants held by Allstate and Prac will be acquired for cash in an amount





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
equal to the "spread" between the per share price paid for the Pac Rim Common Stock and the warrant exercise price (including an adjustment to the Series 1 and Series 2 Warrant exercise price that is expected to occur prior to the Effective Time based upon an evaluation of Pac Rim's loss reserves). It is expected that all Series 3 Pac Rim Warrants held by Prac and Allstate will have an exercise price greater than the underlying value of the Pac Rim Common Stock ("out of the money") and be cancelled without additional consideration. It is likely the obligation to purchase the Convertible Debentures and the Pac Rim Warrants will be assumed by Merger Sub in order to accommodate certain conditions to the Term Loan. Certain other holders of Series 3 Pac Rim Warrants that are expected to be "out of the money" have agreed to surrender those warrants to Pac Rim at the Effective Time under a Series 3 Detachable Warrant Surrender Agreement dated as of September 17, 1996 (the "Warrant Surrender Agreement"), but would not receive any consideration for "out of the money" warrants. The transactions will be consummated at a closing to be held following the satisfaction or waiver of certain conditions precedent specified in the Pac Rim Acquisition Agreement. See "--Conditions to the Acquisition" below. The Acquisition will be consummated on the Closing Date, as follows:
(a) prior to closing, the Company will reincorporate in Delaware (assuming the adoption of Proposal No. 3 by the shareholders); (b) next, the Company will contribute its shares in SNIC to Merger Sub; (c) immediately prior to closing, Chase and the Company will close the Term Loan and the Company and the Purchasers will consummate the transactions under the Stock Purchase Agreement; and (d) the merger of Merger Sub and Pac Rim will be consummated by filing a certificate of merger with the Delaware Secretary of State, the Convertible Debentures will be acquired and cancelled, and the combined entity (the "Surviving Corporation") will be renamed Superior Pacific Holding Corporation, a Delaware corporation. The Surviving Corporation will own all of the outstanding shares in SNIC and The Pacific Rim Assurance Company, and will in turn be 100% owned by the Company. The subsidiary operating companies will remain separate entities immediately after the Acquisition.

         PURCHASE PRICE

         The consideration to be paid by the Company for all of the outstanding securities of Pac Rim (including Pac Rim Common Stock, Convertible Debentures, options and the Pac Rim Warrants) will not exceed $54,021,032. As explained in "--Structure of the Acquisition," the allocation of this amount among Pac Rim's outstanding shares of common stock, warrants, options and debentures is dependent on a formula, which is used to calculate the per common share price payable. The per common share price is variable because certain Pac Rim Warrants are subject to repricing under their terms after an analysis of Pac Rim's loss reserves immediately prior to or on the Closing Date. The total consideration is expected to result in payment of approximately $3.00 to $3.10 per share to each of Pac Rim's common stockholders and Convertible Debenture holders (based upon the number of shares of Pac Rim Common Stock into which the Convertible Debentures are convertible). Holders of the Pac Rim Warrants and options to purchase Pac Rim Common Stock will receive cash in an amount equal to the spread between the exercise price of the warrants or options and the per common share price. "Out of the money" warrants and options to acquire Pac Rim Common Stock either will be surrendered to Pac Rim under the Warrant Surrender Agreement or cancelled. A more complete description of the pricing formula is set forth in Annex C, the Pac Rim Acquisition Agreement.

         EFFECTIVENESS OF THE ACQUISITION

         The Closing Date will occur on the first business day following the satisfaction or waiver of all of the conditions to the Acquisition specified in the Pac Rim Acquisition Agreement, or at such other time as the Company and Pac Rim shall agree after the satisfaction or waiver of such conditions. See "--Conditions to the Acquisition," below. It is anticipated that, if the Acquisition is approved by Pac Rim's stockholders at a special meeting called for that purpose, and all other conditions to the Acquisition have been fulfilled or waived, the closing of the Acquisition will occur as soon as practicable following the approval of the Acquisition by the DOI after completion of its review under Section 1215 et seq. of the California Insurance Code, which approval, if granted, is expected to occur in December 1996. The Company has filed a Form A with the DOI seeking such approval.

         CONDITIONS TO THE ACQUISITION

         The obligations of the Company and Pac Rim to effect the Acquisition are subject to, among other things, the satisfaction prior to the Closing Date of the following conditions: (a) the approval by the stockholders of Pac Rim of the Acquisition and the approval by the shareholders of the Company of the Stock Issuance pursuant to the Stock Purchase Agreement (provided, however, that if the Stock Purchase Agreement is not consummated the Company is required to either consummate the Acquisition under an alternative financing arrangement or to pay damages to Pac Rim for breach of the Pac Rim Acquisition Agreement);
(b) the now-completed termination of the waiting period under the HSR Act; (c) the required state insurance regulatory approvals, including approval by the DOI after completion of its review under Section 1215 et seq. of the California Insurance Code, shall have been obtained; (d) neither party shall be subject to any order or injunction of any court that would have the effect of prohibiting the consummation of the Acquisition; and (e) all consents, authorizations and approvals required to consummate the Acquisition shall have been obtained.

         The obligation of Pac Rim to effect the Acquisition is further subject to, among other things, the satisfaction prior to the Closing Date of the following conditions, unless waived by Pac Rim: (a) the Company shall have performed its obligations under the Pac Rim Acquisition Agreement required to be performed by it on or prior to the Closing Date; (b) the representations and warranties of the Company contained in the Pac Rim Acquisition Agreement shall be true and correct at and as of the Closing Date, except where the failure of the Company's representations and warranties to be so true and correct, individually or in the aggregate, would not have a "Parent Material Adverse Effect" as defined in the Pac Rim Acquisition Agreement (see "--Representations and Warranties" below); (c) Pac Rim shall have received a certificate executed by the President or a Vice President of the Company confirming the matters set forth in clauses (a) (performance of obligations by the Company) and (b) (the accuracy of the representations and warranties of the Company) above; (d) Pac Rim shall have received the opinion of Salomon Brothers Inc ("Salomon") dated as of the date of delivery to the Pac Rim stockholders of Pac Rim's proxy statement delivered in connection with the special meeting of Pac Rim stockholders, that the consideration to be received in the Acquisition by the stockholders of Pac Rim is fair to such stockholders from a financial point of view; and (e) Pac Rim shall have received a legal opinion from Riordan & McKinzie, counsel to the Company, in usual and customary form.

         The obligation of the Company to effect the Acquisition is further subject to, among other things, the satisfaction prior to the Closing Date of the following conditions, unless waived by the Company: (a) Pac Rim shall have performed its obligations under the Pac Rim Acquisition Agreement required to be performed by it on or prior to the Closing Date; (b) the representations and warranties of Pac Rim contained in the Pac Rim Acquisition Agreement shall be true and correct at and as of the Closing Date, except where the failure of Pac Rim's representations and warranties to be so true and correct, individually or in the aggregate, would not have a "Pac Rim Material Adverse Effect" as defined in the Pac Rim Acquisition Agreement (see "--Representations and Warranties" below); (c) the Company shall have received a certificate executed by the President or a Vice President of Pac Rim confirming the matters set forth in clauses (a) (performance of obligations by Pac Rim) and (b) (the accuracy of the representations and warranties of Pac Rim) above; (d) from the date of the Pac Rim Acquisition Agreement through the Effective Time, there shall not have occurred any changes in the financial condition, business, operations, or prospects of Pac Rim, which changes, taken together, would have a "Pac Rim Material Adverse Effect"; (e) the parties to the Debenture Purchase Agreement and the Warrant Surrender Agreement shall have sold or transferred all Convertible Debentures and Pac Rim Warrants to the Company or Pac Rim, as the case may be, such that after the Closing Date the Company will own or control all such Convertible Debentures and Pac Rim Warrants; and (f) the Company and Merger Sub shall have received a legal opinion from Barger & Wolen, counsel to Pac Rim, in usual and customary form.

         REPRESENTATIONS AND WARRANTIES

         The Pac Rim Acquisition Agreement contains various representations and warranties by Pac Rim and the Company to the effect that, except as disclosed and subject to certain exceptions (including exceptions that individually or in the aggregate would not have a "Parent Material Adverse Effect" (in the case of the Company) or a "Pac Rim Material Adverse Effect" (in the case of Pac Rim), among other things: (a) each such party is duly organized and in good standing, and has the requisite corporate power to own its properties and carry on its business; (b) each such party has all requisite corporate power and authority to enter into the Pac Rim Acquisition Agreement and to consummate the Acquisition, and the Pac Rim Acquisition Agreement has been duly authorized by and constitutes the valid and binding obligation of each such party; (c) the execution, delivery and performance of the Pac Rim Acquisition Agreement by each such party will not conflict with such party's articles or certificate of incorporation or bylaws or violate any agreement or law to which such party or its assets are bound; (d) each such party has no obligations in respect of any fees or commissions to any broker, finder, investment banker, or other intermediary, except with respect to DLJ, financial advisor to the Company, and Salomon, financial advisor to Pac Rim; and (e) that information provided by each party to the other for inclusion in a proxy statement will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         The Pac Rim Acquisition Agreement in addition contains various representations and warranties by the Company to the effect that, except as disclosed and subject to certain exceptions (including exceptions that individually or in the aggregate would not have a "Parent Material Adverse Effect"), among other things: (a) the Merger Sub was formed for the purpose of consummating the Acquisition and conducts no other business; (b) the Company has received the written commitment of Chase to undertake the Term Loan and has entered into the Stock Purchase Agreement, and that the aggregate funds obtained will be sufficient to consummate the Acquisition; (c) the Company has received an opinion of DLJ that the financing arrangements are fair to the Company from a financial point of view; (d) the Surviving Corporation will be solvent at the Effective Time; and (e) the Company owns no more than five percent (5%) of Pac Rim Common Stock.

         The Pac Rim Acquisition Agreement in addition contains various representations and warranties by Pac Rim to the effect that, except as disclosed and subject to certain exceptions (including exceptions that individually or in the aggregate would not have a "Pac Rim Material Adverse Effect"), among other things: (a) Pac Rim and its subsidiaries are qualified to do business in those jurisdictions in which the character of their business requires them to be so qualified; (b) each subsidiary of Pac Rim has been duly organized and possesses the requisite corporate power and authority to carry on its business as now conducted; (c) Pac Rim has in force each governmental license or permit required for the operation of its business; (d) Pac Rim is in compliance with all laws applicable to its business and assets; (e) each subsidiary of Pac Rim is in good standing, and all issued and outstanding capital stock of each such subsidiary is owned by its parent company; (f) Pac Rim has a certain number of authorized, issued and outstanding shares, and shares reserved for issuance, and $20,000,000 Series A Convertible Debentures outstanding; (g) the provisions of Section 203 of the Delaware General Corporation Law do not apply to the Acquisition; (h) Pac Rim has no equity investments in any entity not a subsidiary of Pac Rim; (i) Pac Rim has filed since December 31, 1993, all reports required to be filed by it with the SEC under the Exchange Act, such reports were accurate, and, except as disclosed in the financial statements filed with such reports, Pac Rim has incurred no liabilities, or since the date of the last financial statement filed with such a report, incurred liabilities outside the ordinary course of business; (j) there is no litigation pending or, to the best of Pac Rim's knowledge, threatened against any party that would prevent or delay the consummation of the Acquisition; (k) there have been no changes in its business since June 30, 1996; (l) its tax returns are accurate and it has paid all taxes due; (m) its employee benefit plans are as disclosed and there are no undisclosed liabilities in connection therewith; (n) there are no collective bargaining agreements with Pac Rim's employees nor attempts to form a collective bargaining unit pending; (o) Salomon has delivered an opinion to the effect that the consideration to be received by the Pac Rim stockholders is fair from a financial point of view; (p) there are no material liens on Pac Rim's properties and assets; (q) Pac Rim is in compliance with and unaware of any defaults under its leases for real property; (r) Pac Rim has no liability under any environmental laws; (s) Pac Rim owns or has the right to use all intellectual property utilized in its business; (t) Pac Rim is not party to any powers of attorney or guaranties of obligations of third parties; and (u) Pac Rim has disclosed to the Company all transactions between Pac Rim and its "affiliates" or "associates" (as such terms are used under the Exchange Act).

         The representations and warranties of each party to the Pac Rim Acquisition Agreement are qualified to the extent their failure to be true would not have a "Pac Rim Material Adverse Effect," in the case of Pac Rim, or a "Parent Material Adverse Effect," in the case of the Company. As used in the Pac Rim Acquisition Agreement, a "Pac Rim Material Adverse Effect" means an adverse effect on the business, results of operations, prospects, or financial condition of Pac Rim and its subsidiaries, taken as a whole, having an economic value of $1 million or more, excluding from the $1 million calculation (a) up to $4.5 million in adverse development in The Pacific Rim Assurance Company's reserves; (b) changes in the book value of Pac Rim or its subsidiaries based on an adjustment in the market value of securities carried on the books of said entities; and
(c) bonus and severance payable to Pac Rim officers and employees upon consummation of the Acquisition. As used in the Pac Rim Acquisition Agreement, a "Parent Material Adverse Effect" means an adverse effect on the business, results of operations, prospects, or financial condition of the Company and its subsidiaries, taken as a whole, having an economic value of $1 million or more, excluding from the $1 million calculation changes in the book value of the Company or its subsidiaries based on an adjustment in the market value of securities carried on the books of said entities.

         The foregoing summary of the various representations and warranties of the parties is qualified in its entirety by the full text of the representations and warranties of Pac Rim and the Company set forth in Articles V and VI, respectively, of the Pac Rim Acquisition Agreement attached to this Proxy Statement as Annex C.

         LIMITED SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         Although the accuracy of the representations and warranties of each party is a condition to the obligation of the other to consummate the Acquisition (See "--Conditions to the Acquisition" above), all representations and warranties contained in the Pac Rim Acquisition Agreement shall terminate and be extinguished upon, and shall not survive, the Closing. Accordingly, following the Closing no party shall have any recourse against the other for breach of any representation or warranty.

         COVENANTS OF THE PARTIES

         Under the terms of the Pac Rim Acquisition Agreement, Pac Rim has agreed that neither it nor any of its subsidiaries, nor its or their officers, directors, employees, agents, and representatives, shall initiate, solicit, or encourage any proposal or offer with respect to an acquisition of, merger or other business combination involving, or sale of significant assets of, Pac Rim (an "Acquisition Proposal," as more fully defined in section 7.1 of Annex C), and that it will immediately inform the Company if an Acquisition Proposal is received; provided, however, that prior to the approval by Pac Rim's stockholders of the Acquisition, if the board of directors of Pac Rim receives an unsolicited Acquisition Proposal that is financially superior to the Acquisition and not conditioned on the potential acquiror's obtaining financing, and then determines, based on a written opinion of its legal advisors, that it must consider such Acquisition Proposal, the Pac Rim board of directors may conduct negotiations with such potential acquiror, provided that the Company is informed prior to the commencement of, and kept apprised of the status and terms of, such negotiations. If the Pac Rim board of directors accepts such an Acquisition Proposal, it may terminate the Pac Rim Acquisition Agreement, in which case it will be required to pay a termination fee to the Company. See "--Termination Fee and Liquidated Damages," below.

         Pac Rim and its subsidiaries have also covenanted, for the period from the September 17, 1996 date of the Pac Rim Acquisition Agreement and continuing until the earlier of its termination or the Closing Date, to conduct their operations according to their usual, regular, and ordinary course in substantially the same manner as heretofore conducted, except as disclosed to and approved by the Company. Each party has covenanted to call a special meeting of shareholders to obtain the approvals required to consummate the Acquisition, and to prepare a proxy statement in connection therewith in compliance with the Exchange Act. Each party has covenanted to make such filings as may be required to obtain all governmental and regulatory consents and approvals required to consummate the Acquisition, including the filing of a Form A as required by Section 1215 et seq. of the California Insurance Code, to take any further acts required to effect the Acquisition, and to use its best efforts to take all actions required to consummate and make effective the transactions contemplated by the Pac Rim Acquisition Agreement. Pac Rim has covenanted to allow the Company access to Pac Rim's facilities, offices, records, and files. Each party has agreed to bear its own expenses in connection with the Acquisition.

         The Company and the Surviving Corporation (as successor to Merger Sub) have covenanted and agreed that, following the Closing Date, they will indemnify and hold harmless each person who is now or has been an officer or director of Pac Rim or of any subsidiary of Pac Rim, to the fullest extent permitted under the Certificate of Incorporation and Bylaws of Pac Rim or any indemnification agreement among Pac Rim and such persons (collectively, the "Indemnification Documents"), from all losses against which they were indemnified under the

Indemnification Documents, including, without limitation, liabilities arising in connection with the Acquisition. If such a claim is made against any of such persons, the Company will pay for and control the defense of such person except in the event of conflicts of interest, in which case such person may select his or her own counsel. The Company and the Surviving Corporation have agreed to keep in place for a minimum of three years from the Closing Date provisions in the Certificate of Incorporation and Bylaws of the Surviving Corporation indemnifying its officers and directors and eliminating their liability to the Surviving Corporation to the fullest extent permitted under Delaware law. The Company has also agreed to maintain officers' and directors' liability insurance covering those current and former officers and directors of Pac Rim who are currently covered under a similar policy held by Pac Rim, with a policy limit of $20 million through February 16, 1997, and a policy limit of $15 million from February 17, 1997 to three years after the Closing Date.

         After the Closing Date, the Company and the Surviving Corporation have agreed to honor the existing employee benefit plans of Pac Rim and its subsidiaries while reserving the right to modify or terminate such plans in accordance with applicable law. Each employee of Pac Rim and its subsidiaries will receive credit for time served as an employee of Pac Rim and its subsidiaries for purpose of receiving benefits as an employee of the Surviving Corporation and its subsidiaries. Each employee of Pac Rim and its subsidiaries not subject to an employment agreement with Pac Rim or its subsidiaries will be hired by the Surviving Corporation or its subsidiaries on an "at-will" basis. The Company and the Surviving Corporation have agreed for a period of nine months to honor a severance program adopted by Pac Rim in anticipation of the Acquisition that calls for an employee terminated without cause to receive as a severance payment one month's salary for each year of service to Pac Rim or its subsidiaries, and for an officer terminated without cause to receive two months salary for each year of service to Pac Rim or its subsidiaries. Employees and officers would also receive "COBRA" benefits. The Company believes that it will be required to make severance payments after the Closing Date but the extent of the potential liability cannot be stated exactly.

         CERTAIN PAYMENTS UNDER EXISTING PAC RIM COMPENSATION ARRANGEMENTS

         If the Acquisition is consummated, the Surviving Corporation has agreed to assume certain existing Pac Rim compensation arrangements. Under the Pac Rim Holding Corporation and The Pacific Rim Assurance Company Compensation Plan for Senior Management Team, the Surviving Corporation 90 days after the Closing Date will be required to fund annuities with a present value of $350,000, in the aggregate, or make cash payments of $350,000, in the aggregate, to three senior officers of Pac Rim in recognition of services performed in arranging the sale of Pac Rim prior to June 30, 1997. Under The Pacific Rim Assurance Company 1996 Annual Incentive Plan, the Surviving Corporation will be required to pay performance-based bonuses to certain officers of Pac Rim, which bonuses are dependent on the achievement of specified annual objectives by Pacific Rim Assurance Company through the Closing Date or December 31, 1996, whichever is earlier, and the calculation of which excludes any effects of the reevaluation of The Pacific Rim Assurance Company's reserves or other purchase accounting as a result of the consummation of the Acquisition. Any reserve adjustment may, however, be taken into consideration by the Surviving Corporation if, upon review, it is determined that such adjustment was required under generally accepted accounting principles.

         The Surviving Corporation has also agreed to assume the obligations of Pac Rim under an employment agreement between Pac Rim and Stanley Braun, as amended to date (the "Braun Employment Agreement"). The Company has agreed to unconditionally guarantee the Surviving Corporation's obligations thereunder. The Braun Employment Agreement is more fully described in the Annual Report of Pac Rim for the year ending December 31, 1995, a copy of which is attached to this Proxy Statement as Annex H, and the Braun Employment Agreement and all amendments thereto are attached hereto as Exhibit K to Annex C. The Braun Employment Agreement contains certain provisions set forth in the First Amendment thereto that take effect upon a change of control of Pac Rim. The Braun Employment Agreement would be extended pursuant to those provisions for four years at an annual salary of $400,000. Although Mr. Braun need only render services for two years, he would be bound by confidentiality and non-competition proposals for four years. In addition, the Braun Employment Agreement would require the Surviving Corporation to make a payment of $475,000 at the Closing Date and an additional $575,000 payment on January 10th of the calendar year following the Closing Date. These payments, on an after-tax basis, would be applied to repay a $450,000 loan by Pac Rim to Mr. Braun. Mr. Braun would receive certain other benefits. The Company believes that the Surviving Corporation would be obligated to pay to Mr. Braun, in consideration of services rendered and his covenant not to compete with the Surviving Corporation, a total of $2.8 million over a four-year period.

         TERMINATION, AMENDMENT AND WAIVER

         The Pac Rim Acquisition Agreement may be terminated at any time by the mutual written consent of the Company and Pac Rim. The Pac Rim Acquisition Agreement may also be terminated by any party if the Closing of the Acquisition has not occurred on or before March 1, 1997, provided that if the Closing occurs after February 1, 1997 due to any action or inaction on the part of the Company, the Company will pay interest of $5,000 per day to the common stockholders of Pac Rim, as a group. The Pac Rim Acquisition Agreement may also be terminated if this Proposal No. 1 is not approved by the Company's shareholders or if the stockholders of Pac Rim fail to approve the Acquisition. The affirmative vote of 70% of the stockholders of Pac Rim (including holders of the Convertible Debentures voting the common stock equivalents thereof) is required to approve the Acquisition. Pursuant to a Voting Agreement dated as of September 17, 1996 (the "Voting Agreement"), among the Company and several principal holders of Convertible Debentures and the Pac Rim Common Stock, 60% of the outstanding shares of Pac Rim Common Stock eligible to vote are committed to vote in favor of the Acquisition. A copy of the Voting Agreement is attached hereto as Exhibit H to Annex C.

         The Pac Rim Acquisition Agreement may be terminated by the Company alone if there is a breach of any of the representations and warranties of Pac Rim that would be reasonably likely to have a Pac Rim Material Adverse Effect or if Pac Rim fails to comply in any material respect with any of its respective covenants or agreements contained in the Pac Rim Acquisition Agreement, which breach, if curable, is not cured within thirty (30) days. In addition, the Company may terminate the Pac Rim Acquisition Agreement if holders of more than 1 million shares of Pac Rim Common Stock exercise their dissenters' rights with respect to the Acquisition under Delaware law.

         Pac Rim may terminate the Pac Rim Acquisition Agreement if the board of directors of Pac Rim believes, in the exercise of its good faith judgment as to its fiduciary duties to the stockholders of Pac Rim, that the board should accept an Acquisition Proposal, in which case Pac Rim would pay the Company a termination fee as described below under "--Termination Fee and Liquidated Damages." Pac Rim may also terminate the Pac Rim Acquisition Agreement if there is a breach of any of the representations and warranties of the Company that would be reasonably likely to have a Parent Material Adverse Effect or if the Company fails to comply in any material respect with any of its respective covenants or agreements contained in the Pac Rim Acquisition Agreement, which breach, if curable, is not cured within thirty (30) days.

         The Pac Rim Acquisition Agreement may be amended only by an instrument in writing signed by each of the parties thereto. At any time prior to the Closing, any party to the Pac Rim Acquisition Agreement may, in writing, (a) extend the time for performance of any obligation of the other party, (b) waive any inaccuracies in the representations and warranties made to such party in the Pac Rim Acquisition Agreement or any document delivered in connection therewith, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained in the Pac Rim Acquisition Agreement.

         TERMINATION FEE AND LIQUIDATED DAMAGES

         In the event Pac Rim's board of directors terminates the Pac Rim Acquisition Agreement by reason of an Acquisition Proposal or, after a public announcement of an Acquisition Proposal, the stockholders of Pac Rim fail to approve the Acquisition, upon execution of a definitive agreement for such Acquisition Proposal, if such agreement is executed within six months of termination, Pac Rim will pay to the Company a termination or "breakup" fee of $5 million. A portion of this fee is payable by the Company to IPA. See "--Terms of the Stock Issuance--Expenses and Fees."

         In the event the Company or Merger Sub breach their representations and warranties in the Pac Rim Acquisition Agreement or fail to comply with certain covenants and conditions set forth therein, and thereby cause the Pac Rim Acquisition Agreement to be terminated, or if the Company refuses to consummate the Acquisition after Pac Rim has satisfied all conditions to Closing, the Company will pay to Pac Rim liquidated damages of

$5 million. In the event Pac Rim breaches its representations and warranties in the Pac Rim Acquisition Agreement or fails to comply with certain covenants and conditions set forth therein, and thereby causes the Pac Rim Acquisition Agreement to be terminated, or if Pac Rim refuses to consummate the Acquisition after the Company has satisfied all conditions to Closing, Pac Rim will pay to the Company liquidated damages of $2.5 million.

         THE COMPANY IS OBLIGATED UNDER THE PAC RIM ACQUISITION AGREEMENT TO PROCEED WITH THE ACQUISITION REGARDLESS OF WHETHER THE STOCK PURCHASE AGREEMENT IS APPROVED BY ITS SHAREHOLDERS AND CONSUMMATED IN ACCORDANCE WITH ITS TERMS. IF THE STOCK PURCHASE AGREEMENT IS NOT APPROVED BY ITS SHAREHOLDERS, OR IS NOT CONSUMMATED FOR ANY OTHER REASON, AND THE COMPANY IS UNABLE TO SECURE ALTERNATIVE FINANCING SO AS TO BE ABLE TO PROCEED WITH THE ACQUISITION, IN THE EVENT PAC RIM HAS SATISFIED CERTAIN CONDITIONS THE COMPANY MAY BE LIABLE TO PAC RIM FOR LIQUIDATED DAMAGES IN THE AMOUNT OF $5 MILLION.

         The Company will in any event be responsible for all of its own costs and expenses incurred in connection with the Acquisition and the transactions contemplated thereby, whether or not the Closing occurs.

         EFFECT OF TERMINATION

         Except to the extent the Company may be obligated to pay liquidated damages, or Pac Rim may be obligated to pay a termination fee or liquidated damages, in the event of a termination of the Pac Rim Acquisition Agreement it shall become void and there will be no liability on the part of any party thereto, except that no party shall be relieved of any liability for a breach of a confidentiality agreement among the parties.

         RELATED AGREEMENTS

         Certain additional agreements to be consummated at the Closing are attached as Exhibits to the Pac Rim Acquisition Agreement (attached as Annex C to this Proxy Statement), consisting of: (a) the Debenture Purchase Agreement, (attached hereto as Exhibit C to Annex C), and (b) the Warrant Surrender Agreement (attached hereto as Exhibit E to Annex C). In addition, certain holders of Pac Rim Common Stock and Convertible Debentures have entered into the Voting Agreement.

         Debenture Purchase Agreement. The Debenture Purchase Agreement obligates Prac and Allstate to sell and transfer all of the outstanding Convertible Debentures held by them to the Company for the "Debenture Purchase Price," which is the value of the Convertible Debentures converted into Pac Rim Common Stock. The $20 million outstanding Convertible Debentures of Pac Rim are convertible into 7,272,727 shares of Pac Rim Common Stock. In addition, the Company will acquire Series 1, 2 and 3 Detachable Warrants of Pac Rim from Prac and Allstate at the "Warrant Purchase Price," which is the spread between the exercise price of such warrants (including the adjustment to the Series 1 and Series 2 Warrant exercise price that is expected to occur at or prior to the Closing based upon an evaluation of Pac Rim's loss reserves) and the price per share paid for the Pac Rim Common Stock. It is expected that the Series 3 Warrants held by Pac and Allstate will be "out of the money" and cancelled.
The approximately $54 million purchase price for Pac Rim includes the Debenture Purchase Price and the Warrant Purchase Price. Prac and Allstate have agreed to forego any rights with respect to adjustments in the warrant exercise price they may have under the agreements governing the Series 1 and 2 Detachable Warrants that would cause the Warrant Purchase Price to exceed $3.5 million.

         Each party to the Debenture Purchase Agreement has made standard representations and warranties and has agreed to standard covenants. Prac and Allstate have in addition agreed to release the Company, Merger Sub, the Surviving Corporation, and any of their subsidiaries from any claims such entities may have as creditors of Pac Rim, excepting rights to indemnification to the extent they are preserved under the Pac Rim Acquisition Agreement. The Debenture Purchase Agreement terminates in the event the Pac Rim Acquisition Agreement terminates.

         Warrant Surrender Agreement. The holders of Pac Rim's Series 3 Detachable Warrants, other than Prac and Allstate, have agreed to surrender such warrants to Pac Rim at the Effective Time, with the expectation that they will be "out of the money" at such time and therefore of no value. No payment will be made for the surrendered warrants. Each Series 3 Warrant holder and Pac Rim has made standard representations and warranties to the other parties. The Series 3 Warrant holders have in addition agreed to release the Company, Merger Sub, the Surviving Corporation, and any of their subsidiaries from any claims such holders may have as creditors of Pac Rim, excepting rights to indemnification to the extent they are preserved under the Pac Rim Acquisition Agreement. The Warrant Surrender Agreement terminates in the event the Pac Rim Acquisition Agreement terminates.

         Voting Agreement. The Company is party to the Voting Agreement with certain Pac Rim Common Stockholders and holders of Convertible Debentures, namely Prac, Allstate, Dito Caree Limited Partnership, a Nevada limited partnership, Dito-Devcar Corporation, a Nevada corporation, and Richard H. Pickup, in his capacity as trustee of each of the Pickup Family Trust, TMP Charitable Unitrust, and DRP Charitable Unitrust (collectively, the "Principal Stockholders"). The Principal Stockholders, who together hold 60% of the Pac Rim Common Stock and common stock equivalents, have agreed vote in favor of the Acquisition and against any competing proposals. The affirmative vote of 70% of the issued and outstanding shares of Pac Rim Common Stock and common stock equivalents are required in order to approve the Merger. However, the Principal Stockholders' obligations under the Voting Agreement terminate in the event the board of directors of Pac Rim recommends a competing Acquisition Proposal to its stockholders, provided that if a termination fee becomes payable under the Pac Rim Acquisition Agreement, the Convertible Debenture holders (except Allstate) will pay to the Company upon consummation of the competing transaction an amount equal to the difference between the price received for such persons' Convertible Debentures and Pac Rim Warrants under the competing transaction and the price that would have been paid under the Debenture Purchase Agreement. A portion of this amount is payable by the Company to IPA. See "--Terms of the Stock Issuance--Expenses and Fees." Each Principal Stockholder has separately represented and warranted as to its authority relative to the Voting Agreement, the absence of conflicts between the Voting Agreement and its organizational documents, material agreements or any laws, and as to its title to the securities being voted. Each Principal Stockholder has covenanted that it will not sell or encumber the securities held by it without the Company's consent. The Voting Agreement terminates upon the earliest to occur of the termination of the Pac Rim Acquisition Agreement, the Closing Date, or December 31, 1997.

TERM LOAN

         The Company has obtained a commitment from The Chase Manhattan Bank ("Chase") for a Term Loan in the amount of $44,000,000. The Company intends to use the proceeds of the Term Loan for the Acquisition and related expenses, and to refinance or repay existing indebtedness. Chase may arrange for other banks to participate in the Term Loan and if so will act as agent for the lending banks. Merger Sub will be the borrower and, after the Closing Date, Superior Pacific Holding Corporation (the Surviving Corporation) will be the obligor under the Term Loan. The loan will be due six years from the Closing Date. Principal payments will be due every six months beginning six months after the Closing Date, and will be paid in eleven consecutive installments of $3,650,000 and a final installment of $3,850,000. The interest rate will be a LIBOR-based variable rate, but will not exceed Chase's prime commercial lending rate unless default interest becomes due. The loan documents will, when prepared and delivered at the Closing Date, contain customary conditions and covenants, including financial ratios and customary events of default. The loan will be secured by the stock of the Company's subsidiaries. The closing of the Term Loan will be subject to customary closing conditions, the repayment or refinancing of indebtedness of the Company to be repaid or refinanced with the proceeds of the Term Loan, and the simultaneous closing of the Acquisition.

CERTAIN OTHER ITEMS RELATED TO THE ACQUISITION

         ACCOUNTING TREATMENT

         The Acquisition is to be treated as a purchase for accounting purposes. See "--Unaudited Pro Forma Financial Information."

         MARKET INFORMATION

         As of Friday, September 13, 1996, the business day prior to the date on which the Company announced its offer to acquire Pac Rim, the range of bid and ask prices for Pac Rim Common Stock (Symbol: PRIM) on Nasdaq was $2.75 to $3.125.

         ADDITIONAL INFORMATION REGARDING PAC RIM

         Shareholders are urged to review the Annual Report on Form 10-K of Pac Rim for the year ended December 31, 1995 attached hereto as Annex H, and the Quarterly Report on Form 10-Q of Pac Rim for the quarter ended June 30, 1996 attached hereto as Annex I, each incorporated herein by this reference, and the financial information included therewith.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma combined balance sheet data assumes the Transaction took place on June 30, 1996, and combines the Company's June 30, 1996 balance sheet data with Pac Rim's June 30, 1996 balance sheet data using the purchase method of accounting. The unaudited pro forma statements of operations data assumes that the Transaction took place as of the beginning of each of the periods presented using the allocation of the purchase information calculated as of June 30, 1996, and combines the statement of operations data for the Company and for Pac Rim for the year ended December 31, 1995 and for the six-month period ended June 30, 1996.

         The unaudited pro forma financial information is not necessarily indicative of future operations and should not be construed as representative of future operations of the combined companies.

                        PRO FORMA FINANCIAL INFORMATION
   ACQUISITION OF PAC RIM HOLDING CORPORATION BY SUPERIOR NATIONAL INSURANCE
                                  GROUP, INC.
                           PURCHASE ACCOUNTING METHOD
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               Purchase
                                                                SNIG          Accounting     Pro Forma
                                        SNIG     Pac Rim     Adjustments      Adjustments    Combined
                                      --------   --------    -----------      -----------    --------
ASSETS
Investments:
Bonds and notes:
 Available-for sale, at market  . .   $51,543    $112,277                                    $163,820
Equity securities, at market  . . .       643                                                     643
Funds withheld from reinsurers, at
 amortized cost   . . . . . . . . .    87,359                                                  87,359
Invested cash . . . . . . . . . . .    15,198       4,777                                      19,975
                                     --------    --------      --------         --------     --------
 Total Investments  . . . . . . . .   154,743     117,054             0                0      271,797
Cash  . . . . . . . . . . . . . . .     2,290       1,493        54,070 (d)      (57,100)(k)      753
Reinsurance receivables . . . . . .    32,054       4,275                                      36,329
Premiums receivable (less allowance
 for doubtful accounts)   . . . . .    15,513      13,650                                      29,163
Deferred policy acquisition costs .     3,062       1,241                                       4,303
Income taxes  . . . . . . . . . . .     9,847      10,482                           (139)(h)   20,190
Goodwill  . . . . . . . . . . . . .      --          --                            1,062 (l)    1,062
Other assets  . . . . . . . . . . .     9,530      15,294                         (1,265 (e)   23,109
                                                                                    (450 (f)
                                     --------    --------      --------         --------     --------
 Total Assets   . . . . . . . . . .  $227,039    $163,489       $54,070         $(57,892)    $386,706
                                     ========    ========      ========         ========     ========
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities:
Claims and claim adjustment
 expenses   . . . . . . . . . . . .  $122,650     $90,709                                    $213,359
Unearned premiums . . . . . . . . .     9,633       5,586                                      15,219
Long-term debt - Imperial Bank  . .     7,930                    (7,930)(a)
Debentures payable  . . . . . . . .                18,769                        (18,769)(g)        0
Term loan - The Chase Manhattan
 Bank   . . . . . . . . . . . . . .                              44,000 (b)                    44,000
Policyholder dividends  . . . . . .     6,187         233                                       6,420
Accounts payable and other
 liabilities  . . . . . . . . . . .    14,436       6,369                          2,700 (i)   23,505
                                     --------    --------      --------         --------     --------
 Total Liabilities  . . . . . . . .   160,836     121,666        36,070          (16,069)     302,503
Preferred securities issued by
 affiliate; authorized 1,100,000
 shares:  issued and outstanding
 966,860 shares in 1996   . . . . .    22,272                                                  22,272
Shareholders' Equity:
Common stock and additional paid-
 in-capital . . . . . . . . . . . .    15,943      29,719        18,000 (c)      (29,719)(j)   33,943
Unrealized (loss) on investments  .      (584)       (270)                           270 (j)     (584)
Paid in capital - warrants  . . . .     2,206       1,800                         (1,800)(j)    2,206
Retained earnings . . . . . . . . .    26,366      10,574                        (10,574)(j)   26,366
                                     --------    --------      --------         --------     --------
 Total Shareholders' Equity   . . .    43,931      41,823        18,000          (41,823)      61,931
                                     --------    --------      --------         --------     --------
 Total Liabilities and
   Shareholders' Equity . . . . . .  $227,039    $163,489       $54,070         $(57,892)    $386,706
                                     ========    ========      ========         ========     ========

See accompanying explanatory notes to pro forma financial statements.

                               Explanatory Notes


1)       Description of Pro Forma Adjustments

         The following descriptions reference the adjustments as labeled on the pro forma condensed balance sheet as of June 30, 1996:

         (a) Adjustment to long-term debt to reflect the redemption of SNIG's outstanding loan with Imperial Bank.

         (b) Adjustment to senior debt payable to reflect a new Term Loan provided by The Chase Manhattan Bank.

         (c) Adjustment to reflect the Newly Issued Stock pursuant to the terms of the Stock Purchase Agreement.

         (d) The increase in cash represents total funds provided by the $62 million obtained from the Term Loan and the Newly Issued Stock, less the repayment of $7.930 million of Imperial Bank debt.

         (e) Adjustment to other assets to write-off the unamortized debenture issuance costs resulting from the redemption of Pac Rim's Convertible Debentures.

         (f) Adjustment to other assets reflects a netting of receivables due from the Chief Executive Officer of Pac Rim against associated severance payments.

         (g) Adjustment to debentures payable to reflect the redemption of Pac Rim's Covertible Debentures.

         (h) Adjustment to deferred tax assets to write off the deferred tax asset relating to the unrealized loss on investments.

         (i) Adjustment to accounts payable and other liabilities to reflect assumption of amounts payable to officers of Pac Rim, gross of the receivable referred to in (f) above.

         (j) Adjustment to common stock and additional paid-in-capital to reflect the elimination of Pac Rim stockholder equity interest.

         (k) Reduction of cash to reflect the following items: i) purchase of Pac Rim Common Stock for $28.6 million, ii) redemption of the Pac Rim Warrants and options for $3.5 million, iii) redemption of the Convertible Debentures for $20.0 million, and iv) direct costs of acquisition of $5 million.

         (l) The excess of the purchase price paid for Pac Rim over the amounts assigned to identifiable assets acquired less liabilities assumed is recorded as goodwill.

                        PRO FORMA FINANCIAL INFORMATION
   ACQUISITION OF PAC RIM HOLDING CORPORATION BY SUPERIOR NATIONAL INSURANCE
                                  GROUP, INC.
                           PURCHASE ACCOUNTING METHOD
               UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME

                                      Year Ended December 31, 1995                      Six Months Ended June 30, 1996
                            ---------------------------------------------      ------------------------------------------------
                                                                       Pro
                                                    Pro Forma         Forma                            Pro Forma      Pro Forma
                            SNIG(1)   Pac Rim(1)   Adjustments      Combined     SNIG     Pac Rim      Adjustment     Combined
                            ------    ---------    -----------      --------     ----     -------      ----------     --------
                                                   Inc. (Decr)                                        Inc. (Decr)
                                                  (In thousands, except for share and per share amounts)
REVENUES:

Net premiums earned . .    $89,735     $76,016                      $165,751    $43,033     41,259                     $84,292
Net investment income
 and capital gains  . .      9,784       8,542           --           18,326      4,265      3,696                       7,961
                          --------    --------                      --------   --------   --------                    --------
 Total Revenues   . . .     99,519      84,558                       184,077     47,298     44,955                      92,253

EXPENSES:
Claims and claim
 adjustment expenses,
 net of reinsurance   .     56,605      50,957                       107,562     22,600     31,132                      53,732
Underwriting and
 general and
 administrative
 expenses   . . . . . .     27,348      30,309                        57,657     18,246     13,424                      31,670
Policyholder dividends      (5,742)        132                        (5,610)    (1,406)      (141)                     (1,547)
Goodwill amortization .       --          --               39(a)          39       --         --              20 (a)        20
Interest expense  . . .      9,619       2,306         (2,306)(b)     12,329      4,796      1,165         1,165)(b)     6,111
                                                         (800)(c)                                           (319)(c)
                                                        3,510(d)                                           1,634 (d)
                          --------    --------       --------       --------   --------   --------      --------      --------
 TOTAL EXPENSES   . . .     87,830      83,704            443        171,977     44,236     45,580           170        89,986
                          --------    --------       --------       --------   --------   --------      --------      --------
Income before income
 taxes, preferred
 securities dividends
 and accretion,
 discontinued
 operations,
 extraordinary items,
 and cumulative effect
 of change in
 accounting for income
 taxes  . . . . . . . .     11,689         854           (443)        12,100      3,062       (625)         (170)        2,267
Income tax expense
 (benefit)  . . . . . .        (12)        279           (151)(e)        116      1,048       (185)          (58)(e)       805
Income (loss) before
 preferred securities
 dividends and
 accretion,
 discontinued
 operations,
 extraordinary items,
 and cumulative effect
 of change in
 accounting for income
 taxes  . . . . . . . .     11,701         575           (292)        11,984      2,014       (440)         (112)        1,462
Preferred securities
 dividends and
 accretion, net of
 income tax benefit . .     (1,488)       --             --           (1,488)      (810)      --            --            (810)
                          --------    --------       --------       --------   --------   --------      --------      --------
Net income (loss) from
 continuing operations     $10,213        $575          $(292)       $10,496     $1,204      $(440)        $(112)         $652
                          ========    ========       ========       ========   ========   ========      ========      ========

Per common share:
Income (loss) from
 continuing operations       $2.98       $0.06                         $1.51      $0.27     $(0.05)                      $0.10
Weighted average shares
 outstanding  . . . . .  3,430,373   9,528,000                     7,103,711  5,318,118  9,528,000                   7,236,211

(1)  Derived from audited financial statements.

See accompanying explanatory notes to pro forma financial statements.

                               Explanatory Notes


1)       Description of Pro Forma Adjustments

         The following descriptions reference the adjustments as labeled on the pro forma condensed statements of operations for the year ended December 31, 1995 and six months ended June 30, 1996:

         (a) Adjustment represents amortization of goodwill on a straight line basis over an estimated 27-year period.

         (b) Adjustment represents the elimination of interest expense on Pac Rim's Convertible Debentures payable as if the redemption of Pac Rim's Convertible Debentures had been effective on January 1, 1995.

         (c) Adjustment represents the elimination of interest expense on the Company's term loan with Imperial Bank as if the repayment of such term loan had been effective on January 1, 1995.

         (d) Adjustment represents the interest expense on the Company's new Term Loan with Chase as if the Term Loan had been effective on January 1, 1995.

         (e) Adjustment represents the tax effect of pro forma adjustments at an effective tax rate of 34%.


               CERTAIN OTHER ITEMS RELATED TO THE STOCK ISSUANCE

GOVERNMENTAL AND REGULATORY APPROVALS

         Neither the Company nor Pac Rim is aware of any governmental or regulatory approvals required for consummation of the Acquisition, other than compliance with applicable securities laws, the premerger notification requirements of the HSR Act (now completed), and the approval of the DOI under
Section 1215 et seq. of the California Insurance Code of both of the Acquisition and the Stock Issuance. Each of the Stock Issuance and the Acquisition is subject to the filing of a Form A with, and approval by, the DOI under Section 1215.2 of the California Insurance Code and Title 10 California Code of Regulations Section 2683 et seq. Such Form As have been filed. As of the date of this Proxy Statement, approval has not been obtained. Further, due to the number of shares of Newly Issued Stock to be issued under the Stock Purchase Agreement, shareholder approval is required pursuant to Nasdaq Rule 4460(i)(1)(C)(ii).

FEDERAL INCOME TAX CONSEQUENCES

         Neither the Stock Issuance nor the Acquisition will have any federal, state or local income tax effect on any Company shareholder.

VOTE REQUIRED TO APPROVE THE STOCK ISSUANCE

         Approval of "Proposal No. 1--The Stock Issuance" requires the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at a meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). The holders of the Voting Notes are not entitled to vote on this proposal. Abstentions will have no effect. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties be voted in favor of each of Proposals No. 1, No. 2, No. 4, and No. 5. See "--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 1.





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            PROPOSAL NO. 2--TRANSFER RESTRICTIONS CHARTER AMENDMENT

INTRODUCTION

         The Board of Directors believes the best interests of the Company and its shareholders will be served by adopting provisions (the "Transfer Restrictions") in its articles of incorporation that are designed to restrict, for a period of three years, direct and indirect transfers of the Company's equity securities that could result in the imposition of limitations on the use by the Company, for federal income tax purposes, of NOLs and other tax attributes that are and will be available to the Company, as discussed more fully below.

         Under California law, the affirmative vote of a majority of the outstanding shares of the Common Stock is required for approval of an amendment to the Company's articles of incorporation. The Transfer Restrictions will be adopted as an amendment to the California Articles of Incorporation of the Company if "Proposal No. 3--Reincorporation of the Company in the State of Delaware" is not adopted. If both Proposal No. 2 and Proposal No. 3 are adopted, the Delaware Certificate of Incorporation of the Company will include the Transfer Restrictions as Article Sixth. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE ATTACHED ANNEX D, WHICH SETS FORTH THE TRANSFER RESTRICTIONS. Adoption of the Transfer Restrictions is a condition precedent to the consummation of the Stock Purchase Agreement. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations." The Transfer Restrictions have been approved by the Board of Directors.

         The discussion set forth below is qualified in its entirety by reference to the attached Annex D.

         THE APPROVAL BY SHAREHOLDERS OF THE TRANSFER RESTRICTIONS WILL CONSTITUTE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY, OR, SHOULD THE REINCORPORATION PROCEED, TO THE INCLUSION OF THE TRANSFER RESTRICTIONS IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL NO. 2.

PURPOSE OF THE TRANSFER RESTRICTIONS

         The Transfer Restrictions are designed to restrict direct and indirect transfers of the Company's stock that could result in the imposition of limitations on the use by the Company, for federal income tax purposes, of the NOLs and other tax attributes that are and will be available to the Company, as discussed more fully below.

THE COMPANY'S NOLS AND SECTION 382

         As of December 31, 1995, the Company had available NOLs of $82.9 million to offset taxable income recognized by the Company in periods after December 31, 1995. For federal income tax purposes, these NOLs will expire in material amounts beginning in the year 2006. NOLs benefit the Company by offsetting taxable income dollar-for-dollar by the amount of the NOLs, thereby eliminating (subject to a relatively minor alternative minimum tax) the federal corporate tax on such income. The maximum federal corporate tax rate is currently 35%.

         The benefit of a company's NOLs can be reduced or eliminated under
Section 382. Section 382 limits the use of losses and other tax benefits by a company that has undergone an "ownership change," as defined in Section 382. Generally, an ownership change occurs if one or more shareholders, each of whom owns 5% or more in value of a company's capital stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such shareholders over the preceding three-year period. For this purpose, all holders who each own less than 5% of a company's capital stock are generally treated together as one or more 5 percent shareholders. In addition, certain constructive ownership rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules, described below, can result in the treatment of options (including warrants) as exercised if such treatment would result in an ownership change. All percentage





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determinations are based on the fair market value of a company's capital stock, including any preferred stock that is voting or convertible or otherwise participates in corporate growth.

         Transactions in the public markets among shareholders owning less than 5% of the equity securities are not included in the calculation, but acquisitions by a shareholder causing that person to become a 5% or more shareholder are treated as a 5 percentage point change in ownership, regardless of the size of the purchase that caused the threshold to be exceeded. As examples, if a single shareholder owning 10% of the equity securities of the Company acquired an additional 50% of the equity securities in a three-year period, a change of ownership would occur. Similarly, if ten persons, none of whom owned 5% or more of the equity securities at the beginning of the period, each became an owner of at least 5% of the Company's equity securities within the three-year period, an ownership change would have occurred.

         If an ownership change of the Company were to occur, the amount of taxable income in any year (or portion of a year) subsequent to the ownership change that could be offset by NOLs or other carryovers existing (or "built-in") prior to such ownership change could not exceed the product obtained by multiplying (i) the aggregate value of the Company's stock immediately prior to the ownership change with certain adjustments by (ii) the federal long-term tax exempt rate (currently 5.80%). The Company would incur corporate income tax on any taxable income during a given year in excess of such limitation. Because the value of the Company's stock, as well as the federal long-term tax-exempt rate, fluctuate, it is impossible to state exactly the annual limitation upon the amount of taxable income of the Company that could be offset by such NOLs or other items if an ownership change were to occur on or subsequent to the Closing Date. However, at current values and rates, an ownership change would result in the Company's having available less than $2.5 million of NOLs for each year of the NOLs' remaining life. As the Company's NOLs begin to expire in material amounts in ten years, an ownership change at the current value of the Company's stock would mean that the Company would lose the availability of a very substantial portion of its existing NOLs. To continue the preceding example, a maximum of $25 million in NOLs would be available to the Company over a ten-year period, as opposed to the current $82.9 million. The effect of such an ownership change would be to significantly defer the utilization of the NOLs, cause a substantial portion of the NOLs to expire prior to their use, accelerate the payment of federal income tax, reduce stockholders' equity, and slow the growth of statutory policyholders' surplus.

EFFECT OF THE STOCK ISSUANCE

         Approval and consummation of the Stock Issuance increases the risk that the Company will undergo an "ownership change" under Section 382. The significant change in ownership attributable to IP's acquisition of the Newly Issued Stock, together with certain prior changes in ownership that may be counted under Section 382, may be interpreted to be so large that certain additional changes in ownership occurring during the three-year period following consummation of the Stock Purchase Agreement may be counted for
Section 382 purposes and thus may well result in an ownership change within the meaning of that Section. If such an ownership change were to occur, it would result in a dramatic reduction in the Company's ability to use its NOLs. Management believes that such a reduction would have a negative impact on the Company's earnings per share and on the market for the Common Stock.

STANDSTILL ON EXERCISE OF OUTSTANDING WARRANTS

         The Company believes that, assuming consummation of the Stock Issuance, the exercise of any sizeable portion of the Company's outstanding warrants in the three-year period following the Closing Date may well result in the occurrence of an ownership change. In order to minimize the possibility of an ownership change as a result of a warrant exercise, the Company intends to enter into "standstill" agreements with its warrant holders whereby the warrant holders will agree not to exercise any warrants to purchase Common Stock prior to or during the three-year period in which the Transfer Restrictions are in effect.

         Under certain circumstances, the Treasury regulations issued under
Section 382 would require that "options" (which term includes, by definition, warrants) be counted for change of ownership purposes when issued, not when exercised. The Company believes that there is little risk that its outstanding warrants would currently be deemed "exercised" for purposes of Section 382. Regulations issued in March 1994 provide that an "option" (as





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
defined above to include warrants) will be treated as having been exercised at the time of its issuance for purposes of Section 382 if it meets any one of three tests, each of which will apply only if a "principal purpose" of the issuance, transfer or structuring of the "option" was to avoid or ameliorate the impact of an ownership change under Section 382. At the time the Company's outstanding warrants were sold, Section 382 and the avoidance of an ownership change were so remote to the issues then facing the Company that they played no part in the issuance or structure of the warrants.

DESCRIPTION OF THE TRANSFER RESTRICTIONS

         THE FOLLOWING IS A BRIEF SUMMARY OF THE PROPOSED TRANSFER RESTRICTIONS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PROPOSED TRANSFER RESTRICTIONS. ALL SHAREHOLDERS ARE URGED TO READ THE TRANSFER RESTRICTIONS SET FORTH IN ANNEX D HERETO IN THEIR ENTIRETY.

         Upon the Reincorporation and adoption thereby of the SNIG-Delaware Certificate of Incorporation, Article Sixth thereof (or, if Reincorporation does not occur, a similar article in the Company's California Articles of Incorporation) generally will restrict, until three years after the Closing Date, any direct or indirect transfer of "stock" (which term, for purposes of the Transfer Restrictions, includes the Common Stock and any other equity security treated as "stock" under Section 382) of the Company if the effect would be to increase the ownership of stock by any person who during the preceding three-year period owned 4.90% or more of the Company's stock, would otherwise increase the percentage of stock owned by a "5 percent shareholder" (as defined in Section 382, substituting "4.90 percent" for "5 percent"), or otherwise would cause an ownership change of the Company within the meaning of
Section 382. Transfers included under the Transfer Restrictions include sales to persons whose resulting percent ownership would exceed the thresholds discussed above, or to persons whose ownership of shares would by attribution cause another person to exceed such thresholds, as well as sales by persons who exceeded such thresholds prior to the Transfer Restrictions' becoming effective. Numerous rules of attribution, aggregation, and calculation prescribed under the Code (and related regulations) will be applied in determining whether the 4.90% threshold has been met and whether a group of less than 4.90% shareholders will be treated as a "public group" that is a 5 percent shareholder under Section 382. As a result of these attribution rules, the Transfer Restrictions could result in prohibiting ownership of the Company's stock as a result of a change in the relationship between two or more persons or entities, or a transfer of an interest other than the Company's stock, such as an interest in an entity that, directly or indirectly, owns the Company's stock. The Transfer Restrictions may also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section
382) in respect of the Company's stock to the extent, generally, that exercise of the option would result in a proscribed level of ownership.

         Generally, the Transfer Restrictions will be imposed only with respect to the amount of the Company's stock (or options with respect to the Company's stock) purportedly transferred in excess of the threshold established in the Transfer Restrictions. In any event, the restrictions will not prevent a transfer if the purported transferee obtains the approval of the Board of Directors, which approval shall be granted or withheld in the sole and absolute discretion of the Board of Directors, after considering all facts and circumstances including but not limited to future events deemed by the Board of Directors to be reasonably possible.

         The Company believes that, as of the date hereof, the only shareholders that would, or may, be treated under Section 382 as beneficially owning 4.90% or more of the Company's stock are Thomas J. Jamieson and the persons or entities controlling CentreLine, Centre, the Bishop Estate, TJS or The Ravenswood Investment Company. See "Proposal No. 1--Security Ownership of Certain Beneficial Owners and Management after the Stock Issuance." In addition, if the Stock Issuance is approved and consummated, IP Delaware and IP Bermuda will each be a 4.90% shareholder on the Closing Date. There may be other shareholders that beneficially own 4.90% or more of the Company's stock, although the Company is not aware of any such shareholders. Except as discussed below, the Transfer Restrictions would restrict any other person or entity (or group thereof) from acquiring sufficient stock of the Company to cause such person or entity to become the owner of 4.90% of the Company's stock, and would prohibit persons that own over 4.90% of the Company's stock generally from increasing their ownership of the Company's stock, without obtaining the approval of the Board of Directors.

         Assuming adoption of the Transfer Restrictions, all certificates representing the Company's stock, including the Newly Issued Stock and stock issued on a negotiated or other transfer, would bear the following legend:
"THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT TO ARTICLE SIXTH OF THE CERTIFICATE OF INCORPORATION OF SUPERIOR NATIONAL INSURANCE GROUP, INC." or similar legend. The Board of Directors also intends to issue instructions to or make arrangements with the transfer agent of the Company (the "Transfer Agent") to implement the Transfer Restrictions. The Transfer Restrictions provide that the Transfer Agent shall not record any transfer of the Company's stock purportedly transferred in excess of the threshold established in the Transfer Restrictions. The Transfer Agent also has the right, prior to and as a condition to registering any transfers of the Company's stock on the Company's stock transfer records, to request an affidavit from the purported transferee of the stock regarding such purported transferee's actual and constructive ownership of the Company's stock, and if the Transfer Agent does not receive such affidavit or the affidavit evidences that the transfer would violate the Transfer Restrictions, the Transfer Agent is required to notify the Company and not to enter the transfer in the Company's stock transfer records. These provisions may result in the delay or refusal of certain requested transfers of the Company's stock.

         Upon adoption and filing of the Transfer Restrictions, any direct or indirect transfer of stock attempted in violation of the restrictions would be void ab initio as to the purported transferee, and the purported transferee would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such stock, or in the case of options, receiving stock in respect of their exercise. Stock acquired in violation of the Transfer Restrictions is referred to as "Excess Stock."

         Excess Stock automatically would be transferred to a trustee for the benefit of a charitable beneficiary designated by the Company, effective as of the close of business on the business day prior to the date of the violative transfer. Any dividends or other distributions paid prior to discovery by the Company that the stock has been transferred to the trustee are treated as held by the purported transferee as agent for the trustee and must be paid to the trustee upon demand, and any dividends or other distributions declared but unpaid after such time shall be paid to the trustee. Votes cast by a purported transferee with respect to Excess Stock prior to the discovery by the Company that the Excess Stock was transferred to the trustee will be rescinded as void and recast in accordance with the desire of the trustee acting for the benefit of the charitable beneficiary. The trustee shall have all rights of ownership of the Excess Stock. As soon as practicable following the receipt of notice from the Company that Excess Stock was transferred to the trustee, the trustee is required to sell such Excess Stock in an arms-length transaction that would not constitute a violation under the Transfer Restrictions. The net proceeds of the sale, after deduction of all costs incurred by the Company, the Transfer Agent, and the trustee, will be distributed first to the violating shareholder in an amount equal to the lesser of such proceeds or the cost incurred by the shareholder to acquire such Excess Stock, and the balance of the proceeds, if any, will be distributed to the charitable beneficiary together with any other distributions with respect to such Excess Stock received by the trustee. If the Excess Stock is sold by the purported transferee, such person will be treated as having sold the Excess Stock as an agent for the trustee, and shall be required to remit all proceeds to the trustee (less, in certain cases, an amount equal to the amount such person otherwise would have been entitled to retain had the trustee sold such shares).

         If the violative transaction results from indirect ownership of stock, the Transfer Restrictions provide a mechanism that is intended to invalidate the ownership of the Company's stock actually owned by the violating shareholder and any persons within such shareholder's control group. Only if such provisions will not be effective to prevent a violation of the Transfer Restrictions will ownership of stock by other persons be invalidated under the Transfer Restrictions.

         The Transfer Restrictions provide that any person who knowingly violates the Transfer Restrictions or any persons in the same control group with such person shall be jointly and severally liable to the Company for, and shall indemnify and hold the Company harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Company's ability to use its NOLs.

         The Transfer Restrictions will not apply to (i) any transfer described in Section 382(1)(3)(B) of the Code (relating to transfers upon death or divorce and certain gifts) if the transferor held the stock transferred for longer than the entire three-year period preceding the date of the transfer, (ii) any sale of Common Stock by a person who owns more than 4.90% of the outstanding Common Stock on the date of this Proxy Statement if such sale would not result in a net increase in the amount of stock owned by 5 percent shareholders (as determined for purposes of Section 382) during the three-year period ending on the date of such sale, provided such sale would not otherwise be prohibited under the Transfer Restrictions but for such transferor's ownership of stock of the Company, and (iii) any transfer which the Board of Directors has approved in writing, which approval may be given in the sole and absolute discretion of Board of Directors after considering all facts and circumstances, including but not limited to future events the occurrence of which are deemed to be reasonably possible.

         If the Reincorporation is approved, the Company's Bylaws after the Reincorporation will provide for the Transfer Restrictions and stock certificate legend.

         The Company does not believe that adoption of the Transfer Restrictions will adversely affect the continued listing of the Common Stock on Nasdaq.

ENFORCEABILITY OF THE TRANSFER RESTRICTIONS

         THE COMPANY BELIEVES THE TRANSFER RESTRICTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND ARE REASONABLE, AND THE COMPANY WILL ACT VIGOROUSLY TO ENFORCE THE RESTRICTIONS AGAINST ALL CURRENT AND FUTURE HOLDERS OF THE COMPANY'S STOCK REGARDLESS OF HOW THEY VOTE ON THE TRANSFER RESTRICTIONS. Among other things, the Transfer Restrictions require a shareholder (and any persons in such shareholder's control group) who knowingly violates the Transfer Restrictions to indemnify the Company for any damages suffered as a result of such violation, including damages resulting from a reduction in or elimination of the Company's ability to utilize the NOLs. Even if both of the Transfer Restrictions and the Reincorporation are approved, there can be no assurance that the Transfer Restrictions or portions thereof will be enforceable in Delaware courts. However, the Company believes the Transfer Restrictions are enforceable under Delaware law. If the Reincorporation is approved, the Company will receive an opinion of Delaware Counsel as to the enforceability of the Transfer Restrictions under Delaware law. Because under Delaware law, the Transfer Restrictions are not enforceable against a transferee of shares without knowledge of such restriction unless such restriction is stated on the share certificate, a restrictive legend will be placed on all shares of SNIG- Delaware that are issued to shareholders in exchange for their shares of SNIG-California Common Stock.

         The Company is uncertain as to enforceability of the Transfer Restrictions under California law, although it would vigorously attempt to enforce them should the Reincorporation not occur. For example, the Company would place a restrictive legend on its Common Stock share certificates, similar in text to that used by Delaware corporations, in order to place new shareholders on notice of the Transfer Restrictions. If the Reincorporation is not approved, under California law the Transfer Restrictions are not binding with respect to shares issued prior to the adoption of the Transfer Restrictions unless the holder of the shares voted in favor of the Transfer Restrictions Charter Amendment. In the event the Reincorporation does not occur, for the purpose of determining whether a shareholder is subject to the Transfer Restrictions, the Company intends to take the position that all shares were voted in favor of the Transfer Restrictions Charter Amendment unless the contrary is established to its satisfaction. The Company also intends in certain circumstances to assert the position that shareholders have waived the right to challenge or are estopped from challenging the enforceability of the Transfer Restrictions, regardless of whether they voted in favor of the Transfer Restrictions Charter Amendment.

CONTINUED RISK OF OWNERSHIP CHANGE

         Despite the adoption of the Transfer Restrictions, there still remains a risk that certain changes in relationships among shareholders or other events will cause an "ownership change" of the Company under Section 382.

         The Company believes the Transfer Restrictions are enforceable under Delaware law, and will receive an opinion of counsel as to enforceability at such time as the Reincorporation occurs. However, similar Transfer Restrictions have not been tested in Delaware courts. The Company is uncertain as to enforceability of the Transfer

Restrictions in California courts, but would vigorously attempt to enforce them if the Reincorporation does not occur. See "--Enforceability of the Transfer Restrictions," above. Purchases by other shareholders of the Common Stock and other events that occur prior to the Transfer Restrictions' becoming effective can effect the percentage shift in the Company's ownership as determined for purposes of Section 382, and any such acquisition could increase the likelihood that the Company will experience an ownership change if such shift, coupled with the consummation of the Stock Issuance, causes the ownership of 5 percent shareholders of the Company to increase. There can be no assurance that all holders of warrants will enter into standstill agreements acceptable to the Company. There also can be no assurance, in the event transfers in violation of the Transfer Restrictions are attempted, that the IRS will not assert that such transfers have federal income tax significance notwithstanding the Transfer Restrictions.

         The Board of Directors has the discretion to approve a transfer of stock that would otherwise violate the Transfer Restrictions. If the Board of Directors decides to permit a transfer that would otherwise violate the Transfer Restrictions, that transfer or later transfers may result in an ownership change that would limit the use of the Company's NOLs. The Board of Directors would only permit such an attempted transfer after making the determination that it is in the best interests of the Company, after consideration of the risk that an ownership change might occur and any other factors that the Board deems relevant (including possible future events).

         As a result of the foregoing, the Transfer Restrictions serve to reduce, but not necessarily eliminate, the risk that Section 382 will cause the limitations described above on the use of tax attributes of the Company.

ANTITAKEOVER EFFECT

         Because some corporate takeovers occur through the acquiror's purchase, in the public market or otherwise, of sufficient stock to give it control of a company, any provision that restricts the transferability of shares can have the effect of preventing such a takeover. The Transfer Restrictions therefore may be deemed to have an "antitakeover" effect because they will restrict, for up to three years following the Closing Date, the ability of a person or entity or group thereof from accumulating an aggregate of 4.90% or more of the Company's Common Stock or Voting Notes and the ability of persons, entities or groups now owning 4.90% or more of the Company's Common Stock or Voting Notes from acquiring additional securities. The Transfer Restrictions would discourage or prohibit accumulations of substantial blocks of shares for which shareholders might receive a premium above market value.

         The indirect "antitakeover" effect of the Transfer Restrictions is not the reason for the Transfer Restrictions. The Board of Directors considers the Transfer Restrictions to be reasonable and in the best interests of the Company and its shareholders because the Transfer Restrictions reduce certain of the risks that the Company will be unable to utilize its available NOLs. In the opinion of the Board of Directors, the fundamental importance to the Company's shareholders of maintaining the availability of the NOLs to the Company is a more significant consideration than the indirect "antitakeover" effect the Transfer Restrictions may have.

POSSIBLE EFFECT ON LIQUIDITY

         The Transfer Restrictions will restrict a shareholder's ability to acquire, directly or indirectly, additional stock of the Company in excess of the specified limitations. Furthermore, a shareholder's ability to dispose of his stock of the Company (or any other stock of the Company such shareholder may acquire) may be restricted as a result of the Transfer Restrictions, and a shareholder's ownership of stock of the Company may become subject to the Transfer Restrictions upon the actions taken by related persons. Upon completion the Reincorporation, the Company's shareholders will exchange their certificates in the Company for new certificates of SNIG-Delaware bearing the legend reflecting the Transfer Restrictions. If the Reincorporation is not approved, the Company would impose a similar legend on certificates representing newly issued or transferred shares. Either type of legend may result in a decreased valuation of the Common Stock due to the resulting restrictions on transfers to persons directly or indirectly owning or seeking to acquire a significant block of the Common Stock.

VOTE REQUIRED TO APPROVE THE TRANSFER RESTRICTIONS CHARTER AMENDMENT

         Approval of "Proposal No. 2--Transfer Restrictions Charter Amendment" requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The holders of the Voting Notes are not entitled to vote on this proposal. Abstentions will have the effect of a negative vote. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties vote in favor of each of Proposals No. 1, No. 2, No. 4, and No. 5. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

         Shareholders should be aware that a vote in favor of the Transfer Restrictions Charter Amendment may result in a waiver of the shareholder's ability to contest the enforceability of the Transfer Restrictions. Consequently, all shareholders should carefully consider this in determining whether to vote in favor of the Transfer Restrictions. The Company intends to enforce vigorously the Transfer Restrictions against all current and future holders of its stock.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 2. AN ABSTENTION WILL BE COUNTED AS A VOTE AGAINST THE PROPOSAL.

    PROPOSAL NO. 3--REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE

INTRODUCTION

                 The Board of Directors believes the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation"). Delaware has been a leading jurisdiction in adopting, constructing, and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations, including the need to attract and retain qualified independent directors. Further, the Company believes it is more likely to be able to enforce the Transfer Restrictions and preserve its NOLs if the Company proceeds with a reincorporation in Delaware. See "Proposal No. 2--Enforceability of the Transfer Restrictions." Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related annexes, before voting on this proposal.

                 Throughout this Proxy Statement, the term "SNIG-California" refers to Superior National Insurance Group, Inc., a California corporation, and the term "SNIG-Delaware" refers to Superior National Insurance Group, Inc., a new Delaware corporation to be formed as a wholly owned subsidiary of SNIG-California, which is the proposed successor of SNIG-California pursuant to the Reincorporation.

                 The Reincorporation will be effected by merging SNIG-California into SNIG-Delaware (the "SNIG Merger"), which subsidiary will be incorporated for this purpose pursuant to an Agreement of Plan and Merger (the "SNIG Merger Agreement") attached hereto as Annex E. Upon consummation of the SNIG Merger, SNIG-California will cease to exist and SNIG-Delaware will continue to operate the business of the Company under the name Superior National Insurance Group, Inc. It is anticipated that the SNIG Merger, and thus the Reincorporation, will become effective (the "Effective Date") in December 1996 or early 1997, immediately prior to the Acquisition. The SNIG Merger and Reincorporation may, pursuant to the terms of the SNIG Merger Agreement, be abandoned at the discretion of the Board of Directors if circumstances make it inadvisable to proceed or if the Company does not proceed with the Stock Issuance or the Acquisition.

                 If the Reincorporation is approved by the Company's shareholders, upon the Effective Date, (i) each outstanding share of SNIG-California Common Stock, no par value, will be converted into one share of SNIG-Delaware Common Stock, $0.01 par value; and (ii) each outstanding restricted stock grant and option to purchase SNIG-California Common Stock, including options under SNIG-California's 1986 Non- Statutory Stock Option and Non-Statutory Stock Purchase Plan and options and restricted stock grants under SNIG-California's 1995 Stock Incentive Plan, and each outstanding warrant to purchase SNIG-California Common Stock will be automatically assumed by SNIG-Delaware and will represent an option or warrant to acquire an equal number of shares of SNIG-Delaware Common Stock, $0.01 par value. If the Reincorporation occurs, the Newly Issued Stock will be stock in SNIG-Delaware.

                 Under California law, the affirmative vote of a majority of the outstanding shares of the Common Stock is required for approval of the SNIG Merger Agreement and the other terms of the Reincorporation. The Reincorporation has been approved by SNIG-California's Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL NO. 3.

                 The discussion set forth below is qualified in its entirety by reference to the SNIG Merger Agreement, the Certificate of Incorporation of SNIG-Delaware (the "Certificate of Incorporation"), and the Bylaws of SNIG-Delaware, copies of which are attached hereto as Annex E, Annex F, and Annex G, respectively. Persons who own shares of capital stock in a corporation are referred to as "shareholders" under California law and as "stockholders" under Delaware law. Both terms are used where appropriate in the following discussion.

                 THE APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION REQUESTED HEREBY WILL ALSO CONSTITUTE APPROVAL OF THE SNIG MERGER AGREEMENT ATTACHED HERETO AS ANNEX E, THE CERTIFICATE OF INCORPORATION OF SNIG-DELAWARE ATTACHED HERETO AS ANNEX F, AND THE BYLAWS OF SNIG- DELAWARE ATTACHED HERETO AS ANNEX G.





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PRINCIPAL REASONS FOR THE REINCORPORATION

                 For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, constructing, and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations. Many publicly and privately-held corporations initially choose Delaware for their state of incorporation or subsequently change their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have thereby developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. On the other hand, California adopted a new General Corporation Law, effective January 1, 1977, many provisions of which have yet to be interpreted by the courts. Further, the ballot initiative process in California has generated unpredictability as to the future applicability of laws related to director and officer liability. If developments in California law tend to increase liability, it would become more difficult for the Company to attract and retain qualified directors. Consequently, reincorporation in Delaware will provide greater predictability with respect to the Company's corporate legal affairs.

                 In addition, the Company seeks to adopt the Transfer Restrictions as part of a Certificate of Incorporation in Delaware. The adoption of Transfer Restrictions is a condition to the Stock Issuance. The Company believes it is more likely to be able to enforce the Transfer Restrictions in an effective manner and preserve its NOLs if the Company proceeds with a reincorporation in Delaware. See "Proposal No.
2--Enforceability of the Transfer Restrictions."

ANTITAKEOVER IMPLICATIONS

                 Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its corporate charter, bylaws or otherwise that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any known attempt to acquire majority share ownership or board representation. The Transfer Restrictions may, incidentally, for a three-year period, have an antitakeover effect. See "Proposal No. 2--Antitakeover Effect."

                 In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated, and will continue to evaluate, the Company's vulnerability to potential unsolicited bidders, taking into consideration in the future the adoption of certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies may include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for management and key employees that become effective upon a change in control of the Company, and the issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Although some of these strategies are permitted under current California law, reincorporation in Delaware may ultimately have antitakeover effects because there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to these defensive measures and as to the assessment of the conduct of boards of directors under the business judgment rule with respect to unsolicited takeover attempts. The Company does not anticipate any current antitakeover implications and does not intend to adopt such strategies.

                 Certain effects of the Reincorporation may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203") restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. Corporations may opt out of the provisions of Section 203 and thus decline its potential antitakeover protection; however, the Company does not intend to do so. See "--Significant Differences Between the Corporation Laws of California and Delaware--Stockholder Approval of Certain Business Combinations," below.





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
                 In addition, certain changes to the relative rights of stockholders and management that have antitakeover implications may be implemented under Delaware law, although, except as otherwise described in this Proxy Statement, the Board of Directors does not currently plan to implement any of these changes. Changes that the Board does not currently plan to implement include the establishment of a staggered board of directors, the elimination of the right of stockholders controlling at least ten percent (10%) of the voting shares to call a special meeting of stockholders, and the elimination of cumulative voting rights of the Company's stockholders for election of directors. For a discussion of these and other differences between the laws of California and Delaware, see "--Significant Differences Between the Corporation Laws of California and Delaware," below.

POSSIBLE DISADVANTAGES

                 Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, some shareholders may find the proposal disadvantageous. For example, Delaware law has been criticized by some on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "--Significant Differences Between the Corporation Laws of California and Delaware."

                 The Board of Directors has considered these potential disadvantages and has concluded that the potential benefits of the Reincorporation outweigh the possible disadvantages.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS, OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

                 The Reincorporation will change only the legal domicile of the Company and cause other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation in itself will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. Certain changes to the Company that would occur as a result of the Stock Issuance and the Acquisition would take place without regard to the Reincorporation. The nine current directors of SNIG-California will continue as the directors of SNIG-Delaware and if two additional directors are elected at the Special Meeting, they will serve as directors of SNIG-Delaware. All employee benefit and stock option plans of SNIG-California will be continued by SNIG-Delaware, and each option or right to purchase SNIG-California Common Stock issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of SNIG-Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions, as set forth in such plans. SHAREHOLDERS SHOULD NOTE THAT APPROVAL OF THE REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE ASSUMPTION OF THESE PLANS BY SNIG-DELAWARE. SNIG-California's other employee benefit arrangements will also be continued by SNIG-Delaware, upon the terms, and subject to the conditions, currently in effect. SNIG-Delaware, however, will reserve the right currently available to SNIG-California to revoke, replace or amend its employee welfare or benefit plans or policies from time to time.

THE CHARTER AND BYLAWS OF SNIG-CALIFORNIA AND SNIG-DELAWARE

                 The provisions of the SNIG-Delaware Certificate of Incorporation attached hereto as Annex F and Bylaws attached hereto as Annex G, which will be in effect immediately following the Reincorporation, are similar to those of the SNIG-California Articles of Incorporation and Bylaws in most respects except that the Transfer Restrictions would be included if Proposal No. 2 is approved. The material differences between the SNIG-California Articles of Incorporation and Bylaws and the SNIG-Delaware Certificate of Incorporation and Bylaws, respectively, are described below. AS NOTED ABOVE, APPROVAL OF THE REINCORPORATION WILL BE DEEMED TO BE APPROVAL OF THE SNIG-DELAWARE CERTIFICATE OF INCORPORATION AND BYLAWS.

                 Delaware law permits the implementation of certain provisions in a corporation's certificate of incorporation or bylaws that would alter some of the rights of shareholders and the powers of management permitted by California law. Although the Board of Directors of SNIG-California has no current plan to implement several of these provisions, certain changes will be deemed approved by approval of the Reincorporation and further changes could be implemented in the future by amendment of the Certificate of Incorporation or Bylaws of SNIG-

Delaware pursuant to stockholder approval and by amendment of the Bylaws of SNIG-Delaware by the Board of Directors without stockholder approval. For a discussion of such changes, see the discussion below and "--Significant Differences Between the Corporation Laws of California and Delaware." The discussion of the Certificate of Incorporation and Bylaws of SNIG-Delaware is qualified in its entirety by reference to Annex F and Annex G hereto, respectively.

COMPARISON OF THE CHARTERS OF SNIG-CALIFORNIA AND SNIG-DELAWARE

                 Authorized Stock. The Articles of Incorporation, as amended to date, of SNIG-California (the "Articles of Incorporation") currently authorize 25,000,000 shares of no-par value Common Stock.

                 The Certificate of Incorporation of SNIG-Delaware authorizes a single class of 25,000,000 shares of Common Stock, $.01 par value.

                 Change in Number of Directors. Under Delaware law, the authorized number of directors may be fixed by, or fixed in the manner provided in, the Bylaws. The authorized number of directors may be changed by resolution of the board of directors if permitted by the Certificate of Incorporation or Bylaws. If the Certificate of Incorporation fixes the number of directors, any change in the authorized number of directors must be made by an amendment to the Certificate of Incorporation, requiring a stockholder vote. Under California law, the directors can change the authorized number of directors if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number, but only within the bounds of stated minimum and maximum numbers that have been approved by the shareholders. The Bylaws of SNIG-California currently provide for nine directors and require the vote of the shareholders (including the holders of the Voting Notes voting as a separate class) to change that number. The Certificate of Incorporation and Bylaws of SNIG-Delaware would fix the number of directors at nine if Proposal No. 4 is not adopted, or at eleven if Proposal No. 4 is adopted. The provision in the Bylaws of SNIG-California requiring a shareholder vote (including among them the holders of the Voting Notes voting as a separate class) to change the number of authorized directors will be retained in the Certificate of Incorporation and Bylaws of SNIG-Delaware.

                 If the Reincorporation is approved, the nine directors of SNIG-California will serve as directors of SNIG-Delaware. If Proposal No. 4 is adopted at the Special Meeting, the shareholders present at the meeting (in person or by proxy) will immediately vote to fill the two vacancies. See "Proposal No. 5--Election of Two Additional Directors."

                 Indemnification and Limitation of Liability. Under Delaware law, Delaware corporations are permitted to adopt a provision in their certificates of incorporation reducing or eliminating the liability of a director to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct (including intentional misconduct and breach of the duty of loyalty). California has adopted a similar provision, which is included in SNIG-California's current Articles of Incorporation. SNIG-Delaware will adopt such a provision as part of its Certificate of Incorporation.

                 The Delaware General Assembly adopted an amendment to the Delaware General Corporation Law to add Section 102(b)(7), upon the recommendation of the Delaware Bar Association, in response to changes in the market for directors' liability insurance, resulting from significant increases in the number and magnitude of lawsuits against directors and the difficulty of obtaining such insurance on traditional terms, or on any terms at all. The General Assembly considered this development a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors to serve without the protections traditionally available to them against claims arising out of their services and of the deterrent effect on entrepreneurial decision-making by directors who do serve. Article Eleventh of the Certificate of Incorporation of SNIG-Delaware contains the limitation on director liability permitted by Section 102(b)(7).

                 Article Eleventh eliminates director liability to SNIG-Delaware or its stockholders for monetary damages arising out of a director's breach of his fiduciary duties, including the duty of care. The duty of care refers to the fiduciary duty of a director to be sufficiently diligent and careful in considering a transaction or taking or refusing to take some corporate action. A breach of the duty of care by a director may give rise to liability for monetary damages caused to SNIG-Delaware or its stockholders. Liability for a breach of the duty of care arises when directors have failed to exercise sufficient care in reaching decisions or otherwise attending to their responsibilities as directors. Article Eleventh of the Certificate of Incorporation of SNIG-Delaware does not eliminate the duty of care; it only eliminates monetary damage awards occasioned by a breach of that duty. Thus, if the Reincorporation is approved and SNIG-California is merged with and into SNIG-Delaware, a breach of the duty of care would remain a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the stockholders would no longer have a claim against directors for monetary damages based on the breach of the duty of care, even if that breach involved gross negligence on the part of the directors. See also "--Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

                 The Certificate of Incorporation of SNIG-Delaware does not limit or eliminate liability based on the following types of claims:

                 1. Liability based on a breach of the director's duty of loyalty to SNIG-Delaware or its stockholders;

                 2. Liability based on the payment of an improper dividend or an improper repurchase of SNIG-Delaware's stock under Section 174 of the Delaware General Corporation Law;

                 3. Liability for actions or failures to act which the director knew were in violation of law;

                 4. Liability arising out of intentional misconduct by the director;

                 5. Liability arising out of any transaction pursuant to which the director received some improper personal benefit; and

                 6. Liability for actions taken or failures to act by the director not in good faith.

                 Article Eleventh of the Certificate of Incorporation of SNIG-Delaware further provides that any repeal or modification of Article Eleventh by SNIG-Delaware stockholders will not adversely affect any right or protection of a director existing at the time of such repeal or modification.

                 The Company is not aware of any pending or threatened claim that would be covered by Article Eleventh, nor has there been any litigation in the recent past that would have been affected had Article Eleventh been in place at the time of the conduct referred to in such litigation.

                 The Board of Directors believes that Article Eleventh of the Certificate of Incorporation is in the best interests of SNIG- Delaware and its stockholders because it maintains SNIG-Delaware's ability to attract and retain qualified individuals to serve as directors of SNIG-Delaware by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. Article Eleventh, however, limits the remedies available to stockholders dissatisfied with a Board of Directors decision that is protected by such Article Eleventh. Directors will not be liable to the Company or its stockholders for business decisions made in good faith, including decisions made in connection with attempts to acquire SNIG-Delaware, even if such decisions involve gross negligence on the part of the directors. In any such case, the stockholders' only remedy would be to sue to stop the completion of the Board of Directors' action. In many situations, this remedy may not be effective due to prior completion of the Board of Directors' action.

                 The Board of Directors believes that the diligence exercised by directors stems primarily from their desire to act in the best interests of the Company, and not from a fear of monetary damage awards. Consequently, the Board of Directors believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of Article Eleventh of the Certificate of Incorporation.

                 Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or





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guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. Pursuant to the SNIG-Delaware Bylaws and in accordance with Delaware law, SNIG-Delaware may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

                 Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. SNIG-California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands vote by ballot, in which case such vote must be by ballot. Under Delaware law, the need to vote by written ballot may be restricted if so provided in the certificate of incorporation. Article Ninth of the Certificate of Incorporation of SNIG-Delaware provides that elections of directors need not be by written ballot unless the Bylaws provide for written ballot. The Bylaws of SNIG-Delaware do not currently provide for election of directors by written ballot. It may be more difficult for a stockholder to contest the outcome of a vote which has not been conducted by written ballot.

                 Stockholder Meetings and Written Consents. The proposed Bylaws of SNIG-Delaware contain two provisions that do not have equivalents in the Bylaws of SNIG-California, but that the Board of Directors believes will be more conducive to the conduct of business at stockholder meetings and with respect to the solicitation of stockholder written consents. The first such provision is a requirement that prior notice be given of nominations to the Board of Directors or matters to be voted upon at stockholder meetings. In the case of annual meetings, a timely notice must be delivered between ninety and seventy days prior to the anniversary of the previous year's annual meeting.
In the case of special meetings, timely notice must be delivered between ninety days prior to and the later of the seventieth day prior to or the tenth day after public announcement of the date of the special meeting. The second provision governs the establishment of a record date for the solicitation of written consents and limits the period of time in which consents may be delivered to sixty days from the date of the earliest dated consent. Shareholders are urged to carefully review Sections 1.8 and 1.9 of the Proposed SNIG-Delaware Bylaws, attached hereto as Annex G, before voting on this Proposal No. 3.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

                 The General Corporation Laws of California and Delaware differ in many respects. It is not practical to describe all the differences in this Proxy Statement, but the principal differences that could materially affect the rights of shareholders are discussed below.

                 Size of the Board of Directors. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the board of directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Certificate of Incorporation and Bylaws of SNIG-Delaware provide, consistent with the Bylaws of SNIG-California, that the size of the Board may be changed only with the approval of the stockholders, including holders of the Voting Notes voting as a separate class. If the Reincorporation is approved, the nine directors of SNIG-California who are currently serving will continue as directors of SNIG-Delaware after the Reincorporation is consummated. If Proposal No. 4 is adopted at the Special Meeting, the shareholders present at the meeting (in person or by proxy) will immediately vote to fill the two vacancies. See "Proposal No. 5--Election of Two Additional Directors."





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                 Cumulative Voting.  Generally, under California law, if any shareholder has given notice of his intention to cumulate votes for the election of directors, he and any other shareholder of the corporation are entitled to cumulate his or her votes at such election. Delaware law permits, but does not require, cumulative voting in the election of directors. The Certificate of Incorporation of SNIG-Delaware will permit cumulative voting. The Bylaws of SNIG-California also permit cumulative voting.

                 Classified Board of Directors. A classified board is one to which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors, and thus a potential change in control of a corporation, a lengthier and more difficult process. Under California law, California corporations meeting certain qualifications may amend their articles of incorporation to provide for a classified board, but for corporations not so qualified directors must be elected annually and a classified board is not permitted. Delaware law permits, but does not require, a classified board of directors for all corporations, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. SNIG-California does not have a classified board of directors and the Certificate of Incorporation and Bylaws of SNIG- Delaware do not provide for a classified board. The establishment of a classified board following the Reincorporation would require the approval of the stockholders of SNIG-Delaware.

                 Power to Call Special Stockholders' Meetings; Advance Notice of Stockholder Business and Nominees. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten (10%) percent of the votes at such meeting, and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of SNIG-Delaware establish the right of stockholders or corporate officers to call a special meeting of stockholders consistent with the Bylaws of SNIG-California. However, the Board of Directors could in the future approve the elimination of such right. Such a limitation in stockholders' ability to call special meetings could make it more difficult for stockholders to initiate action that is opposed by the Board of Directors.
Such action on the part of stockholders could include the removal of an incumbent director, the election of a stockholder nominee as a director, or the implementation of a rule requiring stockholder ratification of specific defensive strategies that have been adopted by the Board of Directors with respect to unsolicited takeover bids. In addition, Section 1.8 of the SNIG-Delaware Bylaws requires timely advance notice in proper written form of stockholder nominees for election as director or of stockholder business to be brought before a meeting. The ability of the Board of Directors under Delaware law to limit or eliminate the right of stockholders to initiate action at stockholder meetings may make it more difficult to change the then-existing Board of Directors and management.

                 Actions by Written Consent of Stockholders.   Under California
and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Delaware law permits a corporation to eliminate the ability of stockholders to act by written consent in its certificate of incorporation. Elimination of the ability of stockholders to act by written consent could lengthen the amount of time required to take stockholder actions because certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of the ability of stockholders to act by written consent, however, would deter hostile takeover attempts. Without the ability of stockholders to act by written consent, a holder or group of holders controlling a majority in interest of SNIG-Delaware's capital stock wishing to amend SNIG-Delaware's Bylaws or remove directors would have to call a stockholders' meeting and wait the notice periods determined by the Board of Directors pursuant to SNIG-Delaware's Bylaws prior to taking any such action. The Certificate of Incorporation and Bylaws of SNIG-Delaware permit actions by written consent of stockholders. The SNIG-Delaware Bylaws, however, in Section 1.9, limit the period of time in which written consents may be delivered to a period of sixty days from the earliest dated consent.

                 Stockholder Approval of Certain Business Combinations. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Under
Section 1203 of





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the California General Corporation Law, certain business combinations with a majority shareholder are subject to specified conditions, but there is no equivalent provision to Section 203, which addresses business combinations with a significant but not majority stockholder.

                 Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or that owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

                 For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guaranties, pledges, or other financial benefits provided by or through the corporation or a subsidiary.

                 The three-year moratorium imposed on business combinations by
Section 203 does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person's becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after such time the person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66-2/3%) of the voting stock not owned by the interested stockholder.

                 Section 203 only applies to Delaware corporations that have a class of voting stock that is listed on a national securities exchange, is authorized for quotation on Nasdaq, or is held of record by more than 2,000 stockholders. Section 203 would apply to SNIG- Delaware immediately as SNIG-Delaware is expected to be authorized for quotation on Nasdaq. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by the affirmative vote of a majority of the shares entitled to vote and may not be further amended by the board of directors. SNIG-Delaware does not intend to opt out of the terms of Section 203.

                 The constitutionality of Section 203 is challenged from time to time in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue. The Company believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Board of Directors.
Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for SNIG-Delaware, in which not all stockholders would be treated equally. Shareholders should note that the application of Section 203 to SNIG-Delaware will confer upon the Board the power to reject a proposed business combination, even though a potential acquiror may be offering a substantial premium for SNIG-Delaware's shares over the then-current market price. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions. See also "--Stockholder Voting," below.





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
                 Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation that has cumulative voting, as SNIG-Delaware will, if less than the entire board is to be removed, a director may not be removed without cause if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation and Bylaws of SNIG-Delaware provide for cumulative voting but do not provide for a classified board of directors, like the Articles of Incorporation and Bylaws of SNIG-California.

                 Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if the board is so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. SNIG- California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly-created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). The Bylaws of SNIG-Delaware provide, as do the Bylaws of SNIG-California, that only the stockholders may fill a vacancy created by the removal of a director by the stockholders.

                 Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states with respect to indemnification and limitation of liability.

                 The Articles of Incorporation of SNIG-California eliminate the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guaranties.

                 The Certificate of Incorporation of SNIG-Delaware likewise eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; and (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions may not limit a director's liability for violation of, or otherwise relieve SNIG-Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.





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                 California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

                 Indemnification is permitted by Delaware law only for acts taken in good faith and believed to be in or not opposed to the best interests of the corporation and its stockholders (or in the case of a criminal proceeding, if the accused had no reasonable cause to believe the conduct was unlawful), as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the stockholders (excluding shares owned by the indemnified party), or the court handling the action.

                 California corporations may include in their charter a provision that extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Bylaws of SNIG-California include a provision authorizing the Company to indemnify the directors and officers of the Company to the fullest extent permissible under California law.

                 A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Bylaws of SNIG-Delaware includes a provision providing that the Company shall indemnify the directors of the Company to the fullest extent permissible under Delaware law. The Company will in addition be bound under existing indemnification agreements with the officers and directors of Pac Rim under the terms of the Acquisition Agreement, and by indemnification provisions in existing Pac Rim employment agreements.

                 California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise). Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation (or in the case of a criminal proceeding, if the accused had no reasonable cause to believe the conduct was unlawful). Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his duty to the corporation.

                 Inspection of Shareholders List. Both California and Delaware law allow any shareholder to inspect and copy the shareholders list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholders list by persons holding an aggregate of 5% or more of a corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14B with the SEC relating to the solicitation of proxies for the election of directors. This provision has not been updated to reflect the recent elimination of Schedule 14B. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Certificate of Incorporation or Bylaws of SNIG-Delaware. Restricted access to stockholder records, even access that is unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

                 Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.





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
                 Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

                 Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

                 Stockholder Voting. Both California and Delaware law generally require that a majority of the shareholders of both the acquiring and target corporations must approve merger transactions. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no securities convertible into such stock are to be issued under the plan of merger or the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

                 Holding Company Reorganization. A new Section 251(g) has been added to the Delaware General Corporation Law permitting a Delaware corporation to reorganize as a holding company without stockholder approval. As SNIG-Delaware is already a holding company, it is unlikely this provision would ever be applied to it. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without stockholder approval under existing law.

                 Thus, the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without stockholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the stockholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the stockholders of the holding company by the same vote required of the stockholders of the corporation under the General Corporation Law and/or by the corporation's certificate of incorporation. To ensure that any restrictions on stockholders of the corporation imposed by
Section 203, or any exemption from such restrictions, remain unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are stockholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that





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
they applied to stockholders of the corporation immediately prior to the reorganization. In order for no stockholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to stockholders of the corporation. Appraisal rights are not available to stockholders in a merger that qualifies as a holding company reorganization.

                 Stockholder Approval of Other Reorganizations. With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. Should the Company reincorporate in Delaware and should the Company authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of the previously outstanding capital stock on proposals not adversely affecting a particular class. In such event the holders of the previously outstanding capital stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote.

                 Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

                 California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "--Stockholder Approval of Certain Business Combinations," above.

                 California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the stockholders of SNIG-Delaware might, therefore, be deprived of an opportunity to consider such other proposal.

                 Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval when there are no disinterested directors, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

                 Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of SNIG-California would lack the authority to approve, because of the number of interested directors, could be approved by a majority of the disinterested directors of SNIG-Delaware, even if they represented less than a majority of a quorum. Other than the Stock Issuance, which is being presented by the Proxy Statement to the disinterested shareholders of the Company for approval, the Company is not aware of any plans to propose any transaction involving interested directors of the Company that the Board of Directors would lack the authority to approve under California law but could approve under Delaware law.

                 Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

                 Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares or any combination thereof, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and either no shares of common stock of the surviving corporation and no securities convertible into such stock are to be issued under the plan of merger or the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

                 The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity, and if the shares of the surviving corporation have the same rights, preferences, privileges and restrictions as the shares of the disappearing corporation that are surrendered in exchange.

                 California law does not make dissenters' rights available to shareholders of a corporation that merges into a 90% or more owned subsidiary, as will be the case in the Reincorporation. Dissenters' rights of appraisal are, therefore, not available to shareholders of SNIG-California with respect to the Reincorporation.

                 Dissolution. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. SNIG-Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however; thus a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of SNIG-Delaware that had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

                 Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation that indicate they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in states other than California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "--Significant Differences Between the Corporation Laws of California and Delaware," above. Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded on Nasdaq and that have 800 or more shareholders (including those holding shares in the name of a nominee) as of the record date for its most recent annual meeting of shareholders.

                 Accordingly, following the Reincorporation, SNIG-Delaware may become subject to Section 2115 and may become subject to a number of key provisions of California law. However, as the Common Stock of SNIG-Delaware is listed on Nasdaq, SNIG-Delaware will be exempt from the applicability of
Section 2115 at the first annual meeting of stockholders for which SNIG-Delaware has 800 or more stockholders as of the record date for such meeting. It is possible that SNIG-Delaware could have 800 or more owners of the Common Stock (including those holding shares in the name of a nominee) as of the record date for the first annual meeting of stockholders following the Reincorporation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

                 The following is a discussion of certain federal income tax consequences to holders of SNIG-California Common Stock or Voting Notes who receive SNIG-Delaware Common Stock or Voting Notes in exchange for their SNIG-California Common Stock or Voting Notes as a result of the Reincorporation. The discussion does not address all the tax consequences of the Reincorporation that may be relevant to particular SNIG- California shareholders (such as dealers in securities, holders of stock options or warrants, or those SNIG-California shareholders who acquired their shares upon the exercise of stock options or warrants). Furthermore, no foreign, state or local tax consequences are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

                 The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation under the Code. The Company may solicit an opinion from its legal counsel substantially to the effect that the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code.

                 Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following federal income tax consequences should result:

                 (a) No gain or loss will be recognized by holders of Common Stock or Voting Notes of SNIG-California upon receipt of Common Stock or Voting Notes of SNIG-Delaware pursuant to the Reincorporation;

                 (b) The aggregate tax basis of the Common Stock or Voting Notes of SNIG-Delaware received by each shareholder will be the same as the aggregate tax basis of the Common Stock or Voting Notes of SNIG-California held by such shareholder at the time of the Reincorporation; and

                 (c) The holding period of the Common Stock or Voting Notes of SNIG-Delaware received by each shareholder of SNIG- California will include the period during which such shareholder held the Common Stock or Voting Notes of SNIG-California surrendered in exchange therefor, provided that such SNIG-California Common Stock or Voting Notes was held by such shareholder as a capital asset at the time of the Reincorporation.

                 The Company's belief will neither bind the IRS nor preclude it from asserting a contrary position.

                 A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder's recognizing gain or loss with respect to each share of SNIG-California Common Stock or principal amount of Voting Notes surrendered equal to the difference between that shareholder's basis in such share or note and the fair market value, as of the time of the Reincorporation, of the SNIG-Delaware Common Stock or Voting Notes received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of SNIG-Delaware Common Stock or Voting Notes received in the exchange would equal such fair market value, and such shareholder's holding period for such shares or Voting Notes would not include the period during which such shareholder held SNIG-California Common Stock or Voting Notes.

                 State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

VOTE REQUIRED TO APPROVE THE REINCORPORATION

                 Approval of "Proposal No. 3--Reincorporation of the Company in the State of Delaware" requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The holders of the Voting Notes are not entitled to vote on this proposal. Abstentions will have the effect of a negative vote. Reincorporation is not a condition precedent to the Stock Issuance, but is recommended by the Board of Directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 3. AN ABSTENTION WILL BE COUNTED AS A VOTE AGAINST THE PROPOSAL.





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                      PROPOSAL NO. 4--AMENDMENT OF BYLAWS
                   TO INCREASE AUTHORIZED NUMBER OF DIRECTORS


         The shareholders of the Company are asked to consider and vote upon an amendment to the Bylaws of the Company to change the authorized number of directors from nine to eleven.

         The Bylaws of SNIG-Delaware are presented for approval in Proposal No.
3. If "Proposal No. 3--Reincorporation of the Company in the State of Delaware," is adopted and this Proposal No. 4 is rejected, the number of authorized directors of the Company would be nine, although the Company may then elect not to proceed with the Reincorporation. If both of Proposals No. 3 and No. 4 are adopted, the number of authorized directors of SNIG-Delaware will be eleven.

         The principal purpose of this proposed bylaw amendment is to satisfy the condition to the Stock Purchase Agreement that two additional directors be elected to the Board of Directors effective as of the Closing Date. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations" and "Proposal No. 5--Election of Two Additional Directors." The Voting Notes vote separately on a change in the authorized number of directors, as set forth in Section 2.03 of the Bylaws of the Company, as amended effective May 20, 1992.

         The proposed increase in the authorized number of directors could have a number of effects on the Company's shareholders, depending on various future circumstances. The increase, coupled with the Company's agreement under the Stock Purchase Agreement to nominate one individual designated by IP (so long as such person is reasonably acceptable to the Board) as one of the two additional directors, could have a potential, but very slight, antitakeover effect, if the director aligned with IP were to vote against a hypothetical proposal to acquire the Company. In addition, a larger board may make it slightly more difficult for the Company to attract and retain qualified directors. Additionally, it may be easier for a minority faction of shareholders opposed to management to elect a director friendly to their interests by utilizing their ability to cumulate votes for the election of directors.

VOTE REQUIRED TO APPROVE BYLAW AMENDMENT

         Approval of "Proposal No. 4--Amendment of Bylaws to Increase Authorized Number of Directors" requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon and the affirmative vote of a majority of the Common Stock equivalent votes held by the Voting Notes as provided in the Amended and Restated Articles of Incorporation and Bylaws of the Company, each voting as a separate class. Abstentions will have the effect of a negative vote. A condition to the Stock Issuance is that the majority of the outstanding shares held by persons who are neither parties to the Stock Purchase Agreement nor Associates of such parties vote in favor of each of Proposals No. 1, No. 2, No. 4, and No. 5. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to Purchasers' Obligations."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 4. AN ABSTENTION WILL BE COUNTED AS A VOTE AGAINST THE PROPOSAL.

              PROPOSAL NO. 5--ELECTION OF TWO ADDITIONAL DIRECTORS

         Subject to the conditions described below, two directors are to be elected at the Special Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. The election of such two directors is contingent upon shareholder approval of "Proposal No. 4--Amendment of Bylaws To Increase Authorized Number of Directors," the effectiveness of which is in turn contingent upon shareholder approval of "Proposal No. 1--The Stock Issuance," "Proposal No. 2--Transfer Restrictions Charter Amendment," and the satisfaction and waiver of
(i) all conditions to the consummation of the Acquisition as set forth in the Pac Rim Acquisition Agreement and (ii) all conditions to the consummation of the Stock Issuance as set forth in the Stock Purchase Agreement. See "Proposal No. 1--Terms of the Stock Issuance--Closing Conditions--Conditions to the Company's Obligations." In the event that any nominee for election as director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that either of the persons named will be unavailable to serve.

         The nominees of the Board of Directors are Steven B. Gruber and Roger
W. Gilbert.

         No arrangement or understanding exists between either nominee and any other person or persons pursuant to which either nominee was or is to be selected as a director or nominee, except that under the terms of the Stock Purchase Agreement, IP is entitled to designate (so long as such person is reasonably acceptable to the Board of Directors) one nominee for appointment or election to the Board of Directors. IP designated Mr. Gruber as such nominee. The Stock Purchase Agreement requires that a second person be elected who is unaffiliated with the Company. Prior to his nomination, Mr. Gilbert had no affiliation with the Company. Neither of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

                                   DIRECTORS

         Information is set forth below concerning the two persons nominated by the Board of Directors for election as directors at the Special Meeting and each other director of the Company who is currently serving and shall continue to serve after the Special Meeting and until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Each nominee has furnished the information as to his beneficial ownership of Common Stock as of October 24, 1996 and such nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for director and has agreed to serve as a director if elected.

                                                                              Director
      Nominees for Directors         Age       Position with the Company        Since
----------------------------         ---       -------------------------      --------
Steven B. Gruber                      39    Nominee for Director                 --

Roger W. Gilbert                      64    Nominee for Director                 --

                                                                              Director
       Continuing Directors          Age       Position with the Company        Since
----------------------------         ---       -------------------------      --------
Steven D. Germain (2)                 43    Director                            1995

Thomas J. Jamieson (1)(3)             53    Director                            1985

Gordon E. Noble (2)                   68    Director                            1990

C. Len Pecchenino (1)                 69    Director                            1988

Craig F. Schwarberg (1)(3)            40    Director                            1992

Robert A. Spass                       40    Director                            1992

Bradley E. Cooper (2)(3)              30    Director                            1992

William Gentz                         55    President, Chief Executive          1994
                                            Officer and Director

J. Chris Seaman (3)                   41    Executive Vice President,           1993
                                            Chief Financial Officer and
                                            Director

_________________
(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Investment Committee


         Steven B. Gruber is a nominee for election as director of the Company. He was the founder of, and since February 1994, has served as the Managing Partner of, Insurance Partners Advisors, L.P. From May 1990 to present, Mr. Gruber has served as the Managing Director of Oakhill Partners, L.P. and from October 1992 to present, has served as a Vice President of Keystone, Inc. From 1981 to April 1990, he served as Managing Director and Co-Head of high-yield securities of Lehman Brothers, Inc. He is also a director of Union American Holdings plc and MVE Inc.

         Roger W. Gilbert is a nominee for election as director of the Company. From May 1988 until his retirement in June 1993, Mr. Gilbert served simultaneously as the Chief Executive Officer and Chairman of the Board of TIC Indemnity Co., the Chief Executive Officer of TMIC Insurance Co. Inc., and a California Special Deputy Insurance Commissioner, a position to which he was appointed by the California Insurance Commissioner. From 1974 to May 1988, Mr. Gilbert served as Senior Vice President and director of Great American Insurance Companies, and from 1983 to May 1988, also served as President of Great America West Inc.

         Steven D. Germain was elected to the Company's Board of Directors in April 1995 to fill a vacancy resulting from the resignation of Donald J. Peracchi from the Board. From 1988 to 1994 he served as General Counsel to the Centre Reinsurance Group of Companies. Since 1994 he has served as Managing Director of Centre ReSource Limited, a company that provides management services to the Centre Reinsurance Group of Companies. Mr. Germain continues to serve as a director and as Senior Vice President, General Counsel, and Secretary to Centre and as a director, Senior Vice President, and Secretary of CentreLine. Mr. Germain is also a director of Home Holdings, Inc.

         Thomas J. Jamieson has been a director of the Company since December 1985. Since 1971, he has served as President of Jaco Oil Company. He is also active as an independent investor. Mr. Jamieson has been a director of Berry Oil Co. since 1993.

         Gordon E. Noble became a director of the Company in October 1990. Since July 1990, he has been Chairman and Chief Executive Officer of Commodore Insurance Services. From January 1986 to January 1989, Mr. Noble served as Executive Vice President and as a director and member of the Executive Committee of Sedgwick James, an international insurance brokerage and risk management firm.

         C. Len Pecchenino became a director of the Company in May 1988 and was elected Chairman in June 1994. He served as the Company's Chief Executive Officer from September 1991 to February 1992 and as the President and Chief Executive Officer from February 1994 to May 1994. He also served as the Chairman from September 1991 to August 1992. Mr. Pecchenino was President and Chief Operating Officer of IC Industries, Inc. from November 1985 until he retired in 1986. From 1984 to November 1985, he was President and Chief Executive Officer of Pneumo Corporation, which was acquired by IC Industries in October 1984. Prior to 1984, he was Executive Vice President of Pneumo Corporation. IC Industries and Pneumo Corporation operated a number of companies in various industries, including manufacturing, aerospace, and retailing.

         Craig F. Schwarberg was appointed to the Board of Directors in March 1992. From 1991 to the present, Mr. Schwarberg has worked for IIA, serving as a Managing Director through February 1994. From 1994 to March 1996, Mr. Schwarberg was a director and Chairman of the Board of NACOLAH Holding Corporation. From 1983 to 1990, he was associated with Lehman Brothers, a division of Shearson Lehman Brothers Inc. He was an associate from 1983 to 1986, Vice President from 1986 to 1990 and Senior Vice President during 1990.

         Robert A. Spass was appointed to the Board of Directors in March 1992. Since 1990, Mr. Spass has served as President and Chief Executive Officer, and a director, of IIA. From 1994 to the present, Mr. Spass has been a Managing Partner of Insurance Partners Advisors, L.P. and a director of Unionamerica Holdings plc, and from 1994 to March 1996 was a director of NACOLAH Holding Corporation. Since January 1996, he has served as a director of Highlands Insurance Group, Inc. From 1984 to 1990, Mr. Spass was associated with Salomon Brothers Inc, where he was an associate from 1984 to 1985, Vice President from 1985 to 1988, and a director from 1988 to 1990. Mr. Spass served from 1991 to 1995 as a director of Home Holdings, Inc., the parent company to The Home Insurance Company. From 1990 to 1996 he served as a director of National Reinsurance Holdings Corp., the holding company for National Reinsurance Corp. In both these director positions he served as the designee of III pursuant to separate shareholder agreements.

         Bradley E. Cooper became a director of the Company in May 1992. From 1988 to 1990, Mr. Cooper was an analyst at Salomon Brothers Inc. From May 1990 to February 1994, Mr. Cooper served as Vice President of IIA. From 1994 to the present, Mr. Cooper has been a Principal of Insurance Partners Advisors, L.P. Since January 1996, he has served as a director of Highlands Insurance Group, Inc.

         William L. Gentz became a director of the Company in June 1994. Mr. Gentz has held the position of President and Chief Executive Officer since mid-1994. Mr. Gentz joined the Company after seventeen years at Zenith Insurance Company, where he was responsible for marketing, underwriting, loss control, and field operations for Zenith's workers' compensation operations. Mr. Gentz began his insurance career in 1958, and before joining Zenith, he worked in the marketing and underwriting departments of a variety of insurance companies in the mid-west and California.

         J. Chris Seaman became a director of the Company in March 1993. Mr. Seaman has held the positions of Executive Vice President since February 1995 and Chief Financial Officer since July 1991. Prior to joining the Company, Mr. Seaman was the CFO of a private company engaged in insurance company acquisitions following ten years with Ernst & Whinney. Mr. Seaman previously held staff and management positions at Industrial Indemnity Insurance Company and Allianz of America Corporation, respectively.

COMMITTEES

         The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Investment Committee.

         The Audit Committee recommends to the Board of Directors the engagement or discharge of the Company's independent auditors; reviews with the independent auditors the scope, timing and plan for the annual audit, any non-audit services, and the fees for audit and other services; reviews outstanding accounting and auditing issues with the independent auditors; and supervises or conducts such additional projects as may be relevant to its duties. The Audit Committee is also responsible for reviewing and making recommendations with respect to the Company's financial condition, its financial controls, and its accounting practices and procedures. The Audit Committee, which presently consists of Messrs. Pecchenino, Jamieson and Schwarberg, held four meetings during the fiscal year ended December 31, 1995.

         The Compensation Committee reviews and approves the Company's executive compensation policies and bonus distributions to officers and key employees of the Company. The Compensation Committee, which during the fiscal year ended December 31, 1995 held three meetings, consists of Messrs. Noble and Cooper and Mr. Germain, who was appointed to the committee on April 12, 1995.

         The Investment Committee reviews the investment practices of the Company's primary insurance subsidiary, SNIC, and oversees the relationship between SNIC and its investment manager. It carries out this function through the fact that its members also are the directors of SNIC responsible for the same oversight at SNIC. The Investment Committee, which presently consists of Messrs. Jamieson, Cooper, Seaman and Schwarberg, held four meetings during the fiscal year ended December 31, 1995.

MEETINGS AND REMUNERATION

         During the fiscal year ended December 31, 1995, the Board of Directors held four meetings and took various actions by unanimous written consent. Each incumbent director during his incumbency attended at least 75% of the aggregate of (i) the total number of meetings held by the Board of Directors during fiscal 1995 and (ii) the total number of meetings held by all Committees of the Board of Directors on which he served during that period.

         Each director is elected to hold office until the next annual meeting of shareholders and until his respective successor is elected and qualified. Each incumbent director who is not an officer of the Company is paid a fee of $4,000 for each regular Board of Directors meeting attended and $500 for each committee meeting attended. The Board of Directors regularly meets once each quarter. All directors are reimbursed for their out-of-pocket expenses in serving on the Board.

         Mr. Spass is an officer of IIA, which was paid $250,000 by the Company during fiscal 1995 for investment banking and financial consulting services. Mr. Germain is an officer and director of Centre, which during 1994 and 1995 was paid $15 million each year by the Company for reinsurance services. Such reinsurance services were canceled effective January 1, 1996 and no further reinsurance premium will be paid. The Company also engaged in a financing transaction with a company affiliated with Centre during the 1995 fiscal year. See "--Certain Relationships and Related Transactions."

                               EXECUTIVE OFFICERS

         Set forth in the table below are the names, ages and current offices held by all executive officers of the Company and SNIC. Unless specifically noted, the positions named are held at both the Company and at SNIC.

                                                                                           EXECUTIVE
NAME                       AGE    POSITION WITH THE COMPANY                              OFFICER SINCE
----                       ---    -------------------------                              -------------
William L. Gentz           55     President and Chief Executive Officer                        1994
J. Chris Seaman            41     Executive Vice President and Chief Financial Officer         1991
Joseph P. Wolonsky         49     Senior Vice President                                        1989
Thomas I. Boggs, Jr.       50     Senior Vice-President-Underwriting, SNIC                     1995
Richard D. Hotchkiss       64     Senior Vice President, SNIC                                  1990*
Karl O. Johnson            64     Senior Vice President, SNIC                                  1989
Douglas R. Roche           56     Senior Vice President                                        1990
Robert E. Nagle            47     Senior Vice President, General Counsel and Secretary         1996
James L. Cinney            55     Senior Vice President, SNIC                                  1994
Matthew Natalizio          41     Vice President                                               1994
Sue Binder                 48     Vice President, SNIC                                         1992
Harold Fedora              46     Vice President, SNIC                                         1993
Jack Solomon               62     Resident Vice President, SNIC                                1991
Robert J. Niebur           60     Resident Vice President, SNIC                                1995
----------------------

*   Retired from SNIC in June, 1996.

         Executive officers of the Company are elected by and serve at the discretion of the Board of Directors. No arrangement exists between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set forth below is a brief description of the business experience for the previous five years of all of the executive officers.

William L. Gentz has held the position of President and Chief Executive Officer since mid-1994. Mr. Gentz joined the Company after seventeen years at Zenith Insurance Company where he was responsible for marketing, underwriting, loss control, and field operations for Zenith's workers' compensation operations. Mr. Gentz began his insurance career in 1958, and from 1958 to 1968 worked in the marketing and underwriting departments of a variety of insurance companies in the mid-west and California.

J. Chris Seaman has held the positions of Executive Vice President since February 1995 and Chief Financial Officer since July 1991, and has served as a director of the Company since March 1993. Prior to joining the Company, Mr. Seaman was the CFO of a private company engaged in insurance company acquisitions following ten years with Ernst & Whinney. Mr. Seaman previously held staff and management positions at Industrial Indemnity Insurance Company and Allianz of America Corporation, respectively.

Joseph P. Wolonsky has held the position of Senior Vice President from 1989 to the present. He was General Counsel and Secretary from 1989 to December 1995, and has been Chief Claims Officer since December of 1992. Prior to joining the Company, Mr. Wolonsky had 12 years of insurance industry experience as General Counsel to a national credit life and accident and health general agency, and served as General Counsel to the Insurance Division of Borg-Warner Corporation.

Thomas I. Boggs, Jr. was appointed Senior Vice President of Workers' Compensation Underwriting of SNIC effective March 1995. Previously he was Assistant Vice President of Fremont Compensation Insurance Company, and held various underwriting and marketing positions at Fireman's Fund Insurance Company, Cypress Insurance Company, Industrial Indemnity Insurance Company, and Safeco.

Richard D. Hotchkiss was appointed Senior Vice President of Property and Casualty Claims for SNIC in February 1990. Prior to joining the Company, Mr. Hotchkiss was an Assistant Vice President and National Casualty Claims Director for the Unigard Insurance Group where he held various other claim management positions for twenty eight years. Mr. Hotchkiss retired from SNIC in June, 1996.

Karl O. Johnson has been responsible for SNIC's Central California Operations since 1989. He was promoted to Senior Vice President in 1994. Mr. Johnson has served with various insurance organizations in loss control and marketing capacities since 1955; he joined the Company in 1987.

Douglas R. Roche was appointed Senior Vice President-Management Information Systems in 1994, prior to which he served as Vice President of Internal Operations from the time he joined the Company in 1990. From 1987 to 1990, Mr. Roche sold software and provided systems consulting services to the insurance industry. From 1969 to 1987 he held a variety of management positions in various insurance companies' systems analysis operations.

Robert E. Nagle has held the positions of Senior Vice President, General Counsel and Secretary since January 1996. From 1986 until he joined the Company, Mr. Nagle was corporate counsel and senior corporate counsel for Farmers Group, Inc.

James L. Cinney has held the position of Senior Vice President - Loss Control of SNIC since 1994. Before joining the Company, Mr. Cinney was self-employed in the hospitality industry for one year. Prior to that, he was Vice President, responsible for loss control, at Industrial Indemnity Insurance Company. Mr. Cinney has 30 years of workers' compensation loss control experience in a variety of staff and management positions with Industrial Indemnity Insurance Company, Zenith Insurance Company, Employee Benefits Insurance Company, and Hanover Cal/Comp Insurance Company.

Matthew Natalizio has held the position of Vice President-Finance and Treasurer since 1994. From 1988 until he joined the Company, Mr. Natalizio was employed by KPMG Peat Marwick LLP.

Sue Binder has held the position of Home Office Claims Manager of SNIC since 1991 and was made a Vice President in 1992. Prior to 1991, Ms. Binder held a variety of claims department staff and management positions at Fremont Indemnity Company where she had been employed since 1977.

Harold ("Hal") J. Fedora, Jr. has held the position of Vice President Claims Services of SNIC since 1993, prior to which he was Calabasas Branch Claims Manager. From 1975 to 1987 Mr. Fedora was employed at several insurance companies in various claims department staff and management positions.

Jack Solomon has held the position of Resident Vice President of SNIC, in charge of the Phoenix branch since 1995 and was the Sacramento Branch Manager from 1990 until 1995. Prior to joining the Company, Mr. Solomon had 30 years experience in workers' compensation underwriting, marketing, and executive level management in a variety of insurance companies, principally in the mid-west.

Robert J. Niebur became Resident Vice President of SNIC, in charge of the South San Francisco branch in July, 1995. Prior to joining the Company, he was Workers' Compensation Manager for Flinn, Gray & Herterich, an insurance brokerage, from 1994 to 1995, and operated his own insurance consulting business from 1993 to 1994. For three years prior to that, Mr. Niebur was an operating executive with Great States Insurance Company and, earlier, he held various staff and executive positions for eleven years with Zenith Insurance Company.

EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, of those persons who were, at December 31, 1995, (i) the chief executive officer, (ii) the other four most highly compensated executive officers of the Company and
(iii) Edwin W. Wilson, the executive vice president of the Company until his resignation from such position in May 1995.

                                                Summary Compensation Table
                                                --------------------------

                                                                                    Long Term Compensation
                                                                                  --------------------------
                                                   Annual Compensation                         Awards      Payouts
                                                --------------------------     ---------     ---------    ---------
                                                                     Other
                                                                    Annual     Restricted    Securities               All Other
                                                                    Compen-      Stock       Underlying     LTIP       Compen-
                                                                    sation       Awards       Options/     Payouts     sation
Name and Principal Position          Year   Salary(1)    Bonus(2)      ($)        ($)(3)       SARs(#)        (#)       ($)(7)
---------------------------          ----   ---------    -------    -----        --------      -------     -------    ----------
William Gentz (4)                    1995   $ 294,508   $ 200,000      --      $    53,690        19,175      --          $2,250
         President and               1994     168,755     100,000      --             --          31,250      --            --
         Chief Executive             1993        --          --        --             --            --        --            --
         Officer

J. Chris Seaman(5)                   1995     215,600     125,000      --           40,170        39,325      --           2,250
         Executive Vice              1994     173,696      75,000      --             --            --        --           2,250
         President and               1993     176,455      75,000      --             --          15,000      --            --
         Chief Financial
         Officer

Douglas R. Roche                     1995     130,967      20,000      --           13,000         4,650      --           2,190
         Vice President              1994     119,300      12,000      --             --           6,250      --           1,929
                                     1993      86,417        --        --             --           3,750      --            --

Joseph P. Wolonsky                   1995     163,700      50,000      --           24,700        20,050      --           2,250
         Senior Vice                 1994     145,200      30,000      --             --            --        --           2,250
         President                   1993     145,889      30,000      --             --          10,000      --            --
         and Corporate
         Counsel

Karl O. Johnson                      1995     135,200      27,000      --           16,900        17,300      --           2,250
         Senior Vice                 1994     131,108      27,000      --             --            --        --           2,250
         President                   1993     101,225      23,000      --             --          10,000      --            --

Edwin W. Wilson(6)                   1995      93,203        --        --             --            --        --         130,484
         (Resigned)                  1994     171,943      20,000      --             --            --        --           2,250
                                     1993     172,294      24,000      --             --          15,000      --            --

_________________

(1) The amounts set forth for fiscal year 1995 include salary and other cash compensation paid in that year, other than amounts listed in the column entitled "Bonus."

(2) Bonus amounts represent cash payments and are presented in the year in which they are earned, although payment typically is made in the subsequent year.

(3) Represents the fair market value of the underlying shares on the date of grant.

(4) Mr. Furman K. Stanley resigned as President, Chief Executive Officer and director of the Company in February 1994. Mr. Pecchenino served as interim President, Chief Executive Officer and Chairman from February 1994 until Mr. Gentz's appointment to those positions in June 1994. During his tenure, Mr. Pecchenino received a total of $136,858 in cash compensation, with no bonus, long term compensation or other compensation earned or paid. Mr. Pecchenino was re-appointed as Chairman in June 1994 and continues to serve in that capacity.

(5) Mr. Seaman's $75,000 bonus earned in 1993 will be disbursed over five years, beginning in 1995, with interest at Northern Trust Co.'s prime rate, pursuant to a deferred compensation arrangement.

(6) Mr. Wilson resigned as an officer of SNIC effective May 31, 1995. His resignation was deemed a termination under the provisions of his employment contract. Mr. Wilson's options expired following his resignation. The amount set forth as "All Other Compensation" for fiscal year 1995 represents post-termination severance payments which commenced as of June 1, 1995 and will continue through May 31, 1997.

(7) Other than as specifically noted, represents the employer's contribution under the Company's 401(k) Plan.

         EMPLOYMENT AGREEMENTS

         The Company has in effect employment agreements with the following officers:

         (1) William L. Gentz, President and Chief Executive Officer. Mr. Gentz's agreement expires on June 1, 1997, but is subject to automatic renewal in one-year increments unless notification of non-renewal is given sixty days prior to the expiration of the then-current term. His salary was set as of June 1, 1994 at $275,000 annually, plus benefits and incidentals generally provided to officers of the Company, and is thereafter as determined by the Board. Mr. Gentz's annual salary was increased to $287,500 effective August 1, 1995. If Mr. Gentz's employment is terminated by the Company other than for cause, he is entitled to payments of his salary and benefits for the then-remaining term of his agreement. In the event of a change in control of the Company, Mr. Gentz would be deemed terminated without cause and his employment agreement would be deemed to have a three-year remaining term.

         (2) Edwin W. Wilson, Executive Vice President of SNIC, resigned as an officer of SNIC effective May 31, 1995. His resignation was deemed a termination under the provisions of his employment contract. Mr. Wilson is entitled to payments of his salary and benefits for a two- year period from the date of the termination.

         (3) Matthew Natalizio, Vice President, Finance and Treasurer. Mr. Natalizio's agreement is open-ended. His compensation and benefits are determined by the Board. If Mr. Natalizio's employment is terminated by the Company other than for cause, he is entitled to payments of his salary and benefits for one year from the date of the termination. Mr. Natalizio's agreement does not provide any special rights in the event of a change in control.

         (4) James L. Cinney, Senior Vice President, Loss Control, of SNIG. Mr. Cinney entered into a letter agreement upon his employment with the Company in December 1994 that provides that if Mr. Gentz departs from the Company prior to December 31, 1996, Mr. Cinney will be deemed to have been terminated and will be entitled to payments of his salary and benefits then in effect for a period of eight months.

         CHANGE-IN-CONTROL ARRANGEMENTS

         In addition to the rights described above with respect to Mr. Gentz, the only change-in-control arrangement in place is in connection with the Company's stock incentives. Under the terms of the 1986 Non-Statutory Stock Option and Non-Statutory Stock Purchase Plan (the "1986 Plan"), upon a change of control of the Company, unless replacement options to purchase stock in the new or recapitalized entity are offered, all option holders will have thirty days to exercise their outstanding options, excluding those that have then not yet vested. Under the terms of the 1995 Stock Incentive Plan (the "1995 Plan"), under similar circumstances, the Option Committee of the Board of Directors (the "Option Committee") may, in its discretion, allow each person holding an option or restricted stock who did not receive a replacement equity incentive grant to exercise that option without regard to its vesting provisions, or to retain that restricted stock without regard to the Company's repurchase right, as applicable.

         EQUITY INCENTIVE GRANTS

         Key employees, including directors who are key employees, chosen by the Compensation Committee (which acts as the Option Committee under the terms of the 1986 Plan and 1995 Plan) are eligible to participate in the 1995 Plan.

         Under the 1995 Plan, officers and key employees of the Company or its subsidiaries may be granted options to purchase shares of Common Stock or they may be given the opportunity to purchase restricted stock of the Company. The 1995 Plan permits the granting both of options that qualify for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the Code, and options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options").

         In 1986, the Company adopted the 1986 Plan, which allowed the Company to issue to employees of the Company and its subsidiaries Nonqualified Stock Options and rights to purchase the Common Stock. The purchase right aspect of the 1986 Plan was terminated by the Board of Directors in 1989. Following the adoption of the 1995 Plan, the Board of Directors determined to make no further grants pursuant to the 1986 Plan.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning options granted during fiscal 1995 to each of the executive officers named in the Summary Compensation Table set forth above under "--Executive Compensation."

                                        Individual Grants
                        -------------------------------------------------
                         Number of    % of Total                           Potential Realizable Value at
                        Securities     Options/                            Assumed Annual Rates of Stock
                        Underlying       SARs                                    Price Appreciation
                        Options/SARs  Granted to  Exercise or                      for Option Term
                          Granted     Employees   Base Price    Expiration  -----------------------------
        Name                (#)       in  Fiscal   ($/Sh)(1)       Date      0%(2)    5%($)(3)     10%
------------------      ----------    ----------  ----------    ----------  -------  ----------  --------

William Gentz             19,175(4)      14.20       $5.20       2/22/05      0      $62,707     $195,915

J. Chris Seaman           39,325(5)      29.13        5.20       2/22/05      0      128,603      325,904

Joseph P. Wolonsky        20,050(6)      14.85        5.20       2/22/05      0       65,569      166,164

Karl O. Johnson           17,300(7)      12.81        5.20       2/22/05      0       56,575      143,373

Edwin W. Wilson                0             0           0         --        --         --           --

Douglas R. Roche           4,650(4)       3.44        5.20       2/22/05      0       15,207       38,537

________________
(1) Represents the fair market value of the underlying shares of Common Stock at the time of the grant.

(2) Unless the stock price increases, which will benefit all shareholders commensurately, an option holder will realize no gain.

(3) Represents the value of the shares of Common Stock issuable upon the exercise of the option, assuming the stated rates of price appreciation for ten years, compounded annually, with the aggregate exercise price deducted from the final appreciated value. The 5% and 10% rates are established by the SEC as examples only and are not intended to forecast future appreciation in the Company's stock price.

(4) Represents a ten-year, incentive stock option grant, vesting at a rate of 20% per year for five years, granted pursuant to the 1995 Plan.

(5) Represents ten-year, incentive stock option grants pursuant to the 1995 Plan, 14,325 of which vest at a rate of 20% per year for five years. Of the remaining 25,000 options, 40% vest in the first installment with the remaining options vesting in three equal annual increments thereafter.

(6) Represents ten-year, incentive stock option grants pursuant to the 1995 Plan, 8,800 of which vest at a rate of 20% per year for five years. Of the remaining 11,250 options, 40% vest in the first installment with the remaining options vesting in three equal annual increments thereafter.

(7) Represents ten-year, incentive stock option grants pursuant to the 1995 Plan, 6,050 of which vest at a rate of 20% per year for five years. Of the remaining 11,250 options, 40% vest in the first installment with the remaining options vesting in three equal annual increments thereafter.

OPTION EXERCISES AND YEAR END VALUE

         The following table sets forth information concerning the aggregate number of options exercised during fiscal 1995 by each of the executive officers named in the Summary Compensation Table set forth above under "--Executive Compensation," and outstanding options held by each such officer as of December 31, 1995.

                                                                  Number of Securities          Value of
                                                                       Underlying             Unexercised
                                                                  Unexercised Options/        In-the-Money
                                                                        SARs at             Options/SARs at
                                                                   Fiscal Year-End(#)      Fiscal Year-End(1)
                                                                   ------------------      ------------------
                                      Shares
                                     Acquired         Value           Exercisable/            Exercisable/
             Name                 on Exercise(#)    Realized($)      Unexercisable           Unexercisable
-----------------------           --------------    -----------      -------------           -------------
William Gentz                           --              --            6,250/44,175                0/0

J. Chris Seaman                         --              --           16,300/38,025           $7,560/10,440

Joseph P. Wolonsky                      --              --            8,875/21,175            5,250/6,750

Karl O. Johnson                         --              --            8,650/18,650            4,980/7,020

Edwin W. Wilson (2)                     --              --                 --                      --

Douglas R. Roche                        --              --            2,750/11,900            2,050/3,700

________________

(1) Uses a fair market value at December 31, 1995 of $5.20 per share, with the aggregate exercise price deducted from the total value of the stock underlying the options.

(2) Mr. Wilson's options expired following his resignation on May 31, 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee during the fiscal year ended December 31, 1995 consisted of Messrs. Noble, Cooper and Germain, each of whom was a non-employee director. Mr. Cooper is an employee and beneficial owner of less than one percent of the equity securities of IIA, which was paid in excess of $60,000 by the Company in fiscal 1995 for investment banking and financial consulting services. Mr. Germain was elected to the Compensation Committee in April 1995. Mr. Germain is an officer and a director of Centre, which was involved in several transactions with the Company during 1995 involving payments in excess of $60,000. See "--Certain Relationships and Related Transactions."

         During fiscal 1995, no officers participated in deliberations of the Company's Compensation Committee concerning executive officer compensation, except William Gentz, the Company's Chief Executive Officer.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board was comprised of Messrs. Noble, Cooper and Germain during 1995. The Compensation Committee establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers, and administers the 1986 Plan and the 1995 Plan.

         As required by rules designated to enhance the disclosure of the Company's executive compensation policies and practices, the following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's executive officers for fiscal 1995:

         The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, establishes the compensation plans, establishes the specific compensation of Mr. William Gentz, the Company's Chief Executive Officer, reviews the Chief Executive Officer's recommendations as to the specific compensation levels for the other executive officers, and administers the Company's stock incentive plans.

         Compensation Policy and Programs. The Compensation Committee's responsibility is to provide a strong and direct link among shareholder values, Company performance, and executive compensation through its oversight of the design and implementation of a sound compensation program that will attract and retain highly qualified personnel. Compensation programs are intended to complement the Company's short and long-term business objectives and to focus executive efforts on the fulfillment of these objectives.

         The Compensation Committee, consistent with its standing policy, has conducted a full review of the Company's executive compensation program and will repeat this review annually. It is the Compensation Committee's practice to establish target levels of compensation for senior officers consistent with that of companies comparable in size and complexity to the Company, as well as companies that are direct business competitors of the Company. After considerable review of extensive data relating to all aspects of compensation paid by such groups of companies, actual compensation of the Company's executive officers is subject to increase or decrease by the Compensation Committee from targeted levels according to the Company's overall performance and the individual's efforts and contributions. As of 1995, a significant portion of executive compensation is directly related to the Company's financial performance and is therefore at risk. Total compensation for the Company's senior management is composed of base salary, near-term incentive compensation in the form of bonuses, and long-term incentive compensation in the form of stock options and restricted stock grants. The Compensation Committee retains the discretion to adjust the formula for certain items of compensation so long as total compensation reflects overall corporate performance and individual achievement.

         Base Salary. In establishing base salary levels for senior officer positions, the Compensation Committee and Mr. Gentz consider levels of compensation at other similarly situated companies and at direct competitors, levels of responsibility, and internal issues of consistency and fairness. In determining the base salary of a particular executive, the Compensation Committee and Mr. Gentz consider individual performance, including the accomplishment of short- and long-term objectives, and various subjective criteria including initiative, contribution to overall corporate performance, and leadership ability.

         In the fiscal year ended December 31, 1995, the annual base salary of Mr. Gentz began at $275,000 and increased to $287,500 in September, a level determined to be appropriate by the Compensation Committee based on comparable chief executive salaries of a peer group of companies and of direct competitors referred to above, the Company's overall performance and profitability in the prior fiscal year, and Mr. Gentz's efforts and contributions to the Company.

         Bonuses. The Company's executive officers are eligible for annual bonuses based upon recommendations made by Mr. Gentz (as to the other executive officers) and the Compensation Committee (as to Mr. Gentz) as to individual performance and the Company's achievement of certain operating results.

         Amounts of individual awards are based principally upon the results of the Company's financial performance during the prior fiscal year. The awards for senior officers are within guidelines established by the Compensation Committee and Mr. Gentz as a result of their review of total compensation for senior management of peer companies and competitors. The actual amount awarded within these guidelines is determined principally by the Compensation Committee's and Mr. Gentz's assessment of the individual's contribution to the Company's overall financial performance. Consideration is also given to factors such as the individual's successful completion of a special project, any significant increase or decrease in the level of the participant's executive responsibility, and the Compensation Committee's and Mr. Gentz's evaluation of the individual's overall efforts and ability to discharge the responsibilities of his position. In fiscal 1995, bonuses were paid with respect to fiscal 1994 performance to all of the continuing executive officers named in the Summary Compensation Table and to eleven executive officers in total. During fiscal 1995, bonuses were earned by twelve executive officers, with payment occurring during fiscal 1996. Officers named in the Summary Compensation Table that received these bonuses were Messrs. Gentz, Johnson, Roche, Seaman and Wolonsky.

         In determining Mr. Gentz's bonus, the Compensation Committee gives particular consideration to the following factors: (1) the Company's underwriting results; (2) the Company's return on average equity during the fiscal year; (3) the positive earnings growth of the Company during the fiscal year; and (4) the efforts and contributions made by Mr. Gentz in discharging his responsibilities as Chief Executive Officer. In 1995, the Compensation Committee placed significant weight on the Company's strengthening of its underwriting discipline and its growth in underwriting profits.

         Stock Incentives. The Company currently has in place the 1986 Plan and the 1995 Plan. The Company ceased providing options under the 1986 Plan in April 1995. The purpose of the 1995 Plan is to provide incentives and reward the contributions of key employees and officers for the achievement of long-term Company performance, as measured by earnings per share and the market value of the Common Stock. The Compensation Committee set guidelines for the number and terms of stock option or restricted stock awards based on factors similar to those considered with respect to the other components of the Company's compensation program, including comparison with the practices of peer group companies and direct competitors. In the event of unsatisfactory corporate performance, the Compensation Committee may decide not to award stock options or restricted stock in any given fiscal year although exceptions to this policy may be made for individuals who have assumed substantially greater responsibilities and other similar factors. The awards under the 1995 Plan are designed to align the interests of executives with those of the shareholders. Generally, stock options become exercisable in cumulative installments over a period of five years, but the individual forfeits any installment that has not vested during the period of his employment. Restricted stock grants generally vest in equal installments over nine years with unvested shares subject to repurchase by the Company at no gain to the officer upon the termination of his or her employment.

         Under the 1995 Plan, the Compensation Committee during 1995 approved a set of stock option and restricted stock grants to nine executive officers. These approvals were acted upon by the Compensation Committee in its capacity as the "Option Committee" under the terms of the 1995 Plan, following approval of the 1995 Plan by the shareholders at the Company's 1995 Annual Meeting of Shareholders held on May 24, 1995. Agreements reflecting these option grants and restricted stock grants have been prepared and delivered to the recipient employees. The share certificates representing the restricted stock have not yet been issued, hence those share grants are not reflected in the Company's total outstanding shares number.

         The Compensation Committee has reviewed the Company's executive compensation policies and plans in light of the provisions of the Omnibus Budget Reconciliation Act of 1993 and the rules recently promulgated under that Act. This legislation amended Section 162 of the Code by limiting to $1 million the deductibility of compensation paid to certain executives. Recent rulemaking has clarified the impact of the 1993 act on equity incentive plans. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its shareholders.

                                                      BRADLEY E. COOPER
                                                       STEVEN D. GERMAIN
                                                       GORDON E. NOBLE
                                           MEMBERS OF THE COMPENSATION COMMITTEE

COMPANY PERFORMANCE

         The graph below compares the cumulative total shareholder return of the Company with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Insurance Stocks Index for the period from June 30, 1995 (the date on which the Company's registration statement under Section 12 of the Exchange Act became effective) through December 31, 1995.

                                    [CHART]

                     Comparison of Cumulative Total Return*

         Superior National Insurance Group, Inc. Common Stock   . .   $113.89
         Nasdaq Insurance Stocks Index  . . . . . . . . . . . . . .    122.72
         Nasdaq Stock Market (U.S. Companies) Index   . . . . . . .    112.72

         Assumes that $100 was invested on June 30, 1995 (the date on which the Company's registration statement under Section 12 of the Exchange Act became effective) in each of the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) Index, and the Nasdaq Insurance Stocks Index, and that all dividends were reinvested.

* Pursuant to the proxy rules, this section of the Proxy Statement is not deemed "Filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH IIA

         Messrs. Spass, Schwarberg and Cooper, directors of the Company, are employees of IIA and are each the beneficial owner of less than one percent of IIA's equity securities. Mr. Spass is also an officer and director of IIA.
IIA was acting as advisor to III and SNIG regarding the purchase by III of $10 million of debt securities, including the Voting Notes, in 1992. IIA was paid $250,000 by the Company during fiscal 1995 for investment banking and financial consulting services. That payment was made pursuant to a consulting agreement entered into in 1992 that continues through 1998.

TRANSACTIONS WITH CENTRE AND ITS AFFILIATES

         Mr. Germain, a director of the Company, is an officer and director of Centre and of CentreLine. During 1995, the Company agreed to pay $15 million to Centre for reinsurance services. Such reinsurance services were canceled effective January 1, 1996 and no further reinsurance premium will be paid. The amounts paid to Centre are subject to future reimbursement to the Company in amounts that will depend upon the performance of the underlying insurance contracts.

         An affiliate of the Company, Superior National Capital, L.P., a Bermuda limited partnership, issued an additional 83,337 shares of preferred stock in 1995 for preferred securities dividends to an affiliate of Centre in connection with the transaction described in Footnote 5 to the Security Ownership of Certain Beneficial Owners table. See "Company Information--Security Ownership of Certain Beneficial Owners and Management--Security Ownership of Certain Beneficial Owners."

STOCK ISSUANCE TO IP

         Mr. Spass, a director of the Company, and Mr. Gruber, a director nominee, are executive officers of the ultimate general partner of each of IP Delaware and IP Bermuda. If the Stock Issuance is approved and consummated, IP will acquire 2,124,834 shares of Newly Issued Stock. In addition, each of Messrs. Spass and Gruber are executive officers of IPA. If the Stock Issuance is consummated, IPA will receive a transaction fee from the Company of $625,000. Under certain circumstances, alternative fees would be paid. See "Proposal No. 1--Terms of the Stock Issuance--Expenses and Fees."

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Directors and certain of its officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5s were required for those persons, the Company believes that its Insiders complied with all applicable Section 16(a) filing requirements for fiscal 1995, with the exception that Form 3s for all officers, directors and ten percent beneficial owners listed in "--Directors" and "--Executive Officers" and in "Company Information--Security Ownership of Certain Beneficial Owners and Management" were not filed on a timely basis.

                                                               COMPANY INFORMATION
                                                             SELECTED FINANCIAL DATA
                                 Six Months Ended June 30, 1996 and 1995 and Years Ended 1995 through 1986
                                 -------------------------------------------------------------------------
                                        (Amounts in thousands, except share and per share amounts.)

                                  Six-Month Period
                                   Ended June 30,
                                  ----------------   Operations for the Year Ended December 31,
                                    1996      1995      1995      1994      1993      1992       1991
                                  ----------------------------------------------------------------------
REVENUES:
Net premiums written               $42,796   $46,251   $89,139  $105,946  $154,431  $59,827     $93,742
Net earned premiums                 43,033    45,554    89,735   110,418   153,585   55,892      98,119
Net investment income
  (excluding capital gains
  and losses)                        4,244     5,269    10,309     9,014    8,481     5,050       5,436
Net capital gain (loss)                 21      (469)     (525)       35    1,069     5,752         331
                                  ----------------------------------------------------------------------
Total revenues                      47,298    50,354    99,519   119,467   163,135   66,694     103,886
                                  ----------------------------------------------------------------------
COMPONENTS OF NET INCOME
  (LOSS):
Underwriting profit (loss)
  (2)                                3,204    11,097    12,060     5,014      (382     6,554    (20,912)
Investment income and
  capital gains                      4,265     4,800     9,784     9,049     9,550    10,802      5,767
Interest (expense)                  (4,796)   (4,876)   (9,619)   (8,726)    (6,22)   (1,258)      (158)
Other income (expense), net            389      (256)     (536)     (340)     (743)     (243)      (456)
Federal income taxes
  benefit (expense)                   (630)    5,782     5,849        (4)    2,304       ---      6,538
Preferred securities
  (dividends and accretion)
  -  pre-tax                        (1,228)   (1,095)   (2,255)   (1,035)      ---       ---        ---
(Loss) from discontinued
  operations - pre-tax (3)             ---   (14,912)  (14,912)      ---    (4,532)  (15,606)       ---

Extraordinary (loss) - pre-
  tax                                  ---       ---       ---    (3,064)     (686)      ---        ---
Cumulative effect of change
  in accounting for income
  taxes                                ---       ---       ---       ---     2,297       ---        ---
                                  ----------------------------------------------------------------------
Net income (loss)                   $1,204     $540      $371      $894    $1,587       $249    ($9,221)
                                  ----------------------------------------------------------------------
PER SHARE:(1)
Income (loss) before items
  below - after all taxes            $0.42     $3.24     $5.12     $1.45     $1.31     $4.62     ($2.69)
                                  ----------------------------------------------------------------------
Preferred securities
  (dividends and accretion)
  - pre-tax                          (0.15)    (0.21)     (.66)    (0.30)      ---       ---        ---
(Loss) from discontinued
  operations - pre-tax                 ---     (2.87)    (4.35)      ---     (1.32)    (4.55)       ---
Extraordinary (loss) - pre-
  tax                                  ---       ---       ---     (0.89)    (0.20)      ---        ---
Cumulative effect of change
  in accounting for income
  taxes                                ---       ---       ---       ---      0.67       ---        ---
Net income (loss)                    $0.27     $0.16      $.11     $0.26     $0.46     $0.07     ($2.69)

RATIOS FROM CONTINUING
  OPERATIONS, NET OF
  REINSURANCE:
Claim and claim adjustment
  expense ratio                      52.5%     52.3%     63.1%     71.3%     74.1%     60.7%      95.7%
Underwriting expense ratio           43.3%     30.3%     29.9%     19.6%     18.7%     19.4%      27.9%
Interest and other expense
  ratio                              10.2%     11.3%     11.3%      8.2%      4.5%      2.7%       0.6%
Policyholder dividends ratio         -3.3%     -7.0%     -6.4%      4.5%      7.4%      8.2%      11.7%
                                  ----------------------------------------------------------------------
Continuing operations
  combined ratios, net of
  reinsurance                       102.8%     86.9%     97.9%    103.6%    104.7%     91.0%     135.9%
                                  ----------------------------------------------------------------------
PRE-TAX NET INCOME (LOSS)
  AS A PERCENT OF NET
  EARNED PREMIUMS                     4.3%    -11.5%     -6.1%      0.8%      0.5%      0.4%     -16.1%
RATE OF RETURN ON BEGINNING
  EQUITY                              5.5%      2.7%      0.9%      2.2%      4.1%      0.7%     -19.6%

FINANCIAL POSITION:
Total cash and investments
  carrying value                  $157,033  $173,926  $168,360  $176,878  $150,179  $154,953    $82,285
  market value                     154,628   168,318   170,512   172,706   156,744   154,294     85,463
Total assets                       227,039   262,815   244,342   286,776   264,098   291,487    265,033
Long-term debt                       7,930     9,130     8,530     9,730     6,743     9,192        ---
Claim and claim adjustment
  expense reserves                 122,650   156,579   140,774   171,258   171,038   202,634    182,440
Total liabilities                  160,836   199,599   179,817   227,622   224,044   253,012    227,025
Preferred securities issued
  by affiliate                      22,272    19,886    21,045    18,790       ---       ---        ---
Shareholders' equity                43,931    43,330    43,480    40,364    40,055    38,475     38,003
Book value per share(1)             $12.81    $12.63    $12.68    $11.77    $11.68    $11.22     $11.08
Outstanding shares(1)            3,430,373 3,429,873 3,430,373 3,429,873 3,429,873 3,429,873  3,429,873

----------------------

(1) Adjusted to reflect a four-into-one reverse stock split effective as of May 24, 1995.

(2) In 1991, several liabilities were revised upward including property and casualty and workers' compensation claims and claim adjustment expense of 422.6 million, policyholders dividends of $7.1 million, and employee severance of 41.2 million. In addition, premiums receivables were written down by $4.0 million.

(3) The Company's losses from discontinued operations resulted principally from contractors' and developers' liability business underwritten from 1986 to 1991.

                                                               COMPANY INFORMATION
                                                             SELECTED FINANCIAL DATA
                                 Six Months Ended June 30, 1996 and 1995 and Years Ended 1995 through 1986
                                 -------------------------------------------------------------------------
                                        (Amounts in thousands, except share and per share amounts.)

                                       Operations for the Year Ended December 31,
                                    1990       1989       1988       1987       1986
                                -------------------------------------------------------
REVENUES:
Net premiums written              $124,957    $96,656    $75,229    $57,064    $28,942
Net earned premiums                124,114     91,127     71,780     53,108     22,312
Net investment income
  (excluding capital gains
  and losses)                        5,744      4,398      3,245      2,414        792
Net capital gain (loss)               (223)       788       (550)      (167)       477
                                -------------------------------------------------------
Total revenues                     129,635     96,313     74,475     55,355     23,581
                                -------------------------------------------------------
COMPONENTS OF NET INCOME
  (LOSS):
Underwriting profit (loss)
  (2)                                3,978      4,994     12,433      4,260        691
Investment income and
  capital gains                      5,521      5,186      2,695      2,247      1,269
Interest (expense)                    (478)      (603)      (570)       ---        ---
Other income (expense), net)          (162)      (154)       152        (38        (95)
Federal income taxes
  benefit (expense)                 (1,741)    (1,820)    (4,175)    (1,592)      (670)
Preferred securities
  (dividends and accretion)
  -  pre-tax                           ---        ---        ---        ---        ---
(Loss) from discontinued
  operations - pre-tax (3)             ---        ---        ---        ---        ---

Extraordinary (loss) - pre-
  tax                                  ---        ---        ---        ---        ---
Cumulative effect of change
  in accounting for income
  taxes                                ---        ---        ---        ---        ---
                                -------------------------------------------------------
Net income (loss)                   $7,118     $7,603    $10,535     $4,877     $1,195
                                -------------------------------------------------------
PER SHARE:(1)
Income (loss) before items
  below - after all taxes            $2.08      $2.22      $3.14      $1.47      $0.40
                                -------------------------------------------------------
Preferred securities
  (dividends and accretion)
  - pre-tax                            ---        ---        ---        ---        ---
(Loss) from discontinued
  operations - pre-tax                 ---        ---        ---        ---        ---
Extraordinary (loss) - pre-
  tax                                  ---        ---        ---        ---        ---
Cumulative effect of change
  in accounting for income
  taxes                                ---        ---        ---        ---        ---
Net income (loss)                    $2.08      $2.22      $3.14      $1.47      $0.40

RATIOS FROM CONTINUING
  OPERATIONS, NET OF
  REINSURANCE:
Claim and claim adjustment
  expense ratio                      67.9%      63.9%      53.2%      62.7%      63.6%
Underwriting expense ratio           27.9%      27.4%      26.8%      25.9%      30.2%
Interest and other expense
  ratio                               0.5%       0.8%       0.6%       0.1%       0.4%
Policyholder dividends ratio          1.9%       5.0%       4.4%       4.5%       4.3%
                                -------------------------------------------------------
Continuing operations
  combined ratios, net of
  reinsurance                        98.2%      97.1%      85.0%      93.2%      98.5%
                                -------------------------------------------------------
PRE-TAX NET INCOME (LOSS)
  AS A PERCENT OF NET
  EARNED PREMIUMS                     7.1%      10.3%      20.5%      12.2%       8.4%
RATE OF RETURN ON BEGINNING
  EQUITY                             17.6%      23.7%      51.5%      41.4%      10.9%

FINANCIAL POSITION:
Total cash and investments
  carrying value                   $86,183   $102,193    $64,844    $48,277    $26,079
  market value                      86,641    102,447     64,109     47,721     26,520
Total assets                       235,259    198,307    136,186     91,887     41,414
Long-term debt                       2,635      4,500      5,000        ---        ---
Claim and claim adjustment
  expense reserves                143,890     102,903     68,136     47,258     13,356
Total liabilities                  188,293    157,892    104,077     71,412     29,637
Preferred securities issued
  by affiliate                         ---        ---        ---        ---        ---
Shareholders' equity                46,966     40,415     32,109     20,475     11,777
Book value per share(1)             $13.70     $11.78      $9.58      $6.16      $3.90
Outstanding shares(1)            3,429,323  3,430,973  3,351,578  3,326,047  3,021,875
                                -------------------------------------------------------
----------------------

 UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED
                                 JUNE 30, 1996

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                     (In thousands, except per share data)

                                                                                 June 30,           December 31,
                                                                                   1996                1995
                                                                                 ----------         ----------

                                   ASSETS                                       (Unaudited)             (*)
Investments:
Bonds and notes:
  Available-for-sale, at market (cost: 1996, $52,384; 1995, $41,800)           $     51,543        $     42,053
Equity securities, at market
  Common stock (cost: $686; 1996 and 1995)                                              643                 689
Funds withheld from reinsurers, at amortized cost
  Bonds and notes, at amortized cost (market: 1996, $84,954; 1995, $117,073)         87,359             114,921
  Invested cash (certificates of deposit and other short-term instruments)            1,624                --
Invested cash (certificates of deposit and other short-term instruments)             11,994               6,045
Restricted investment                                                                 1,580               1,700
                                                                               ------------        ------------
          TOTAL INVESTMENTS                                                         154,743             165,408

Cash (Restricted cash: 1996, $1,030; 1995, $2,686)                                    2,290               2,952
Reinsurance recoverable                                                              32,054              38,892
Premiums receivables (less allowance for doubtful
  accounts:  1996, $300; 1995, $500)                                                 15,513              14,724
Deferred policy acquisition costs                                                     3,062               2,780
Income taxes                                                                          9,847              10,085
Other assets                                                                          9,530               9,501
                                                                               ------------        ------------
          TOTAL ASSETS                                                         $    227,039        $    244,342
                                                                               ============        ============


                    LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Claims and claim adjustment expenses                                           $    122,650        $    140,774
Unearned premiums                                                                     9,633              10,220
Long-term debt                                                                        7,930               8,530
Policyholder dividends                                                                6,187               8,094
Repurchase transaction                                                                3,553                --
Accounts payable and other liabilities                                               10,883              12,199
                                                                               ------------        ------------
          TOTAL LIABILITIES                                                         160,836             179,817

          PREFERRED SECURITIES ISSUED BY AFFILIATE; authorized
             1,100,000 shares; issued and outstanding 966,860 shares                 22,272              21,045
             in 1996 and 922,137 shares in 1995

Shareholders' Equity:
Common stock, no par value; authorized 25,000,000 shares;
  issued and outstanding 3,430,373 shares in 1996 and 1995                           15,943              15,943
Unrealized gain (loss) on investments, net of taxes                                    (584)                169
Paid in capital - warrants                                                            2,206               2,206
Retained earnings                                                                    26,366              25,162
                                                                               ------------        ------------
          TOTAL SHAREHOLDERS' EQUITY                                                 43,931              43,480
                                                                               ------------        ------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $    227,039        $    244,342
                                                                               ============        ============


*  Derived from audited financial statements.

See accompanying Notes to Condensed Consolidated Financial Statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                          Three Months Ended          Six Months Ended
                                                               June 30,                   June 30,
                                                          ------------------         ------------------
                                                            1996       1995            1996       1995
                                                          --------  --------         --------  --------
REVENUES:
Premiums written, net of reinsurance ceded                $24,153     $21,689         $42,796   $46,251

(Increase) decrease in net unearned premiums                  (17)        631             237      (697)
                                                          -------     -------         -------   -------
Net premiums earned                                        24,136      22,320          43,033    45,554
Net investment income                                       2,074       2,034           4,265     4,800
                                                          -------     -------         -------   -------
   TOTAL REVENUES                                          26,210      24,354          47,298    50,354


EXPENSES:
Claims and claim adjustment expenses, net of
reinsurance recoveries                                     12,325       7,608          22,600    23,842


Commissions, net of reinsurance commissions                 2,783       3,251           5,258     6,208
Policyholder dividends                                     (1,705)     (3,801)         (1,406)   (3,178)
Interest expense                                            2,268       2,786           4,796     4,876

General and administrative expenses
   Underwriting                                             9,652       4,273          13,377     7,585
   Other                                                     (519)        150            (389)      256
                                                          -------     -------         -------   -------
   TOTAL EXPENSES                                          24,804      14,267          44,236    39,589
                                                          -------     -------         -------   -------

Income before income taxes and preferred
   securities dividends and accretion and                   1,406      10,087           3,062    10,765
   discontinued operations
Income tax expense (benefit)                                  475        (530)          1,048      (340)
                                                          -------     -------         -------   -------
Income before preferred securities dividends and
   accretion and discontinued operations                      931      10,617           2,014    11,105
Preferred securities dividends and accretion, net            (405)       (361)           (810)     (723)
   of income taxes
   Loss from operation of discontinued property
      and casualty operations, net of income taxes            --       (9,842)           --      (9,842)
                                                          -------     -------         -------   -------


NET INCOME                                                $   526     $   414         $ 1,204   $   540
                                                          =======     =======         =======   =======

   EARNINGS PER COMMON AND DILUTIVE COMMON
      EQUIVALENT SHARES:
Income before preferred securities dividends and
   accretion, and  discontinued operations                $  0.20     $  3.10         $  0.42    $ 3.24
Preferred securities dividends and accretion                 (0.8)      (0.11)          (0.15)    (0.21)

   Loss from discontinued property and casualty              --                          --       (2.87)
      operations
                                                          -------     -------         -------   -------

   NET INCOME                                             $  0.12     $  0.12         $  0.27    $ 0.16
                                                          =======     =======         =======   =======



   See accompanying Notes to Condensed Consolidated Financial Statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
      CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                             (Amounts in thousands)
                                  (Unaudited)

                                                    Net
                                                Unrealized
                                                Gain (loss)    Paid in                  Total
                                     Common         on        Capital-    Retained   Shareholders'
                                     Stock      Investments   Warrants    Earnings      Equity
                                   ----------   -----------   --------    --------   -------------
Balance at December 31, 1995       $   15,943     $   169     $  2,206   $  25,162   $    43,480
Net income                               --            --           --       1,204         1,204
Change in unrealized gain (loss)
   on investments, net of taxes          --          (753)          --          --          (753)

                                   ----------     -------     --------   ---------    ----------
Balance at June 30, 1996           $   15,943     $  (584)    $  2,206   $  26,366    $   43,931
                                   ==========     =======     ========   =========    ==========

See accompanying Notes to Condensed Consolidated Financial Statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     SIX MONTH ENDED JUNE 30, 1996 AND 1995
                             (Amounts in thousands)
                                  (Unaudited)


                                                                                Six Months Ended
                                                                                    June 30,
                                                                             -------------------
                                                                               1996        1995
                                                                             --------   --------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                 $   1,204  $      540
                                                                           ---------  ----------
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:

  Amortization of bonds and preferred stock                                     (386)     (1,898)
  (Gain)/loss on sale of investments                                             (21)        469
  (Gain) on sale of funds withheld investments                                (2,424)       (203)
  Preferred securities dividends and accretion                                 1,227       1,095
  Decrease in reinsurance receivables                                          6,838      15,540
  (Increase) decrease in premiums receivables                                   (789)      5,297
  (Increase) in deferred policy acquisition costs                               (282)       (734)
  Decrease (increase) in income taxes                                            626      (4,065)
  (Decrease) in claims and claim adjustment expense reserves                 (18,124)    (14,678)
  (Decrease) increase in unearned premium reserves                              (587)        471
  (Decrease) in policyholder dividends payable                                (1,907)     (5,143)
  (Decrease) in discontinued operations                                         --        (4,223)
  (Decrease) in other liabilities, net of other assets                        (1,345)       (129)
                                                                           ---------  ----------
    Total adjustments                                                        (17,174)     (8,201)
                                                                           ---------  ----------
    Net cash (used in) operating activities                                  (15,970)     (7,661)
                                                                           ---------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Retirement of long-term debt                                                  (600)       (600)
  Proceeds from repurchase transaction                                         3,553        --
                                                                           ---------  ----------
    Net cash provided by (used in) financing activities                        2,953        (600)
                                                                           ---------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of bonds and notes:
     Investments available-for-sale                                          (28,960)     (3,436)
     Investment funds withheld from reinsurers                               (67,428)    (27,631)
  Investments allocated to discontinued operations                              --        (1,581)
  Sales of bonds and notes: Investments available-for-sale                    17,363      13,985
  Maturities of bonds and notes:  Investments available-for-sale                 798         201
  Sales and maturities of bonds and notes:
     Funds withheld from reinsurers                                           98,011      33,221
  Net (increase) in invested cash                                             (5,805)     (5,942)
  Net (increase) in invested cash for funds withheld from reinsurers          (1,624)       --
                                                                           ---------  ----------
    Net cash provided by investing activities                                 12,355       8,817
                                                                           ---------  ----------
    Net increase (decrease) in cash                                             (662)        556

Cash at beginning of period                                                    2,952       2,533
                                                                           ---------  ----------
Cash at end of period                                                         $2,290      $3,089
                                                                           =========  ==========
Supplemental disclosure of cash flow information:
         Cash paid during the year for income taxes                        $       4  $        4
                                                                           =========  ==========
         Cash paid during the year for interest                            $     331  $      441
                                                                           =========  ==========


See accompanying Notes to Condensed Consolidated Financial Statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (Unaudited)

NOTE A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.1      BASIS OF PRESENTATION

         Superior National Insurance Group, Inc. ("SNIG") is a holding company that, through its wholly owned subsidiary, Superior National Insurance Company ("SNIC"), is engaged in writing workers' compensation insurance principally in the State of California and, until September 30, 1993, was engaged in writing commercial property and casualty insurance. The "Company" refers to SNIG and its subsidiaries.

         The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, including normally occurring accruals, considered necessary for a fair presentation have been included. Certain reclassifications of prior year amounts have been made to conform with the 1996 presentation. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results to be expected for the year ended December 31, 1996. For further information, refer to the consolidated financial statements and footnotes thereto included in SNIG's annual report on Form 10-K for the year ended December 31, 1995.

A.2      EARNINGS PER SHARE ("EPS")

         Earnings per common and dilutive common equivalent shares for the three and six months ended June 30, 1996 and 1995 are based on the average number of common shares outstanding during each period and assume conversion of all stock options and warrants which are common stock equivalents. Common share equivalents included in the computation represent shares issuable upon assumed exercise of stock options and warrants which would have a dilutive effect. If the calculation of income per share including all common stock equivalents is antidilutive, such common stock equivalents are excluded from the EPS amounts. The number of shares used in the EPS calculations are 5,318,118 shares for the three and six months ended June 30, 1996, and 3,429,873 shares for the three and six months ended June 30, 1995.

         The number of shares used in the EPS calculation increased substantially during the second quarter primarily due to the dilutive effect of options becoming "in the money" as a result of the increase in the market value of Common Stock. See "--Market Price of and Dividends on Common Equity and Related Shareholder Matters."

A.3      CLAIMS AND CLAIM ADJUSTMENT EXPENSES RESERVES

         The liability for unpaid claims and claim adjustment expenses is based on an evaluation of reported losses and on estimates of incurred but unreported losses. The reserve liabilities are determined using adjusters' individual case estimates and statistical projections, which can be affected by many external factors that are difficult to predict, including changes in the economy, trends in medical treatments and litigation, changes in regulatory environment, medical services, and employment rights. The liability is reported net of estimated salvage and subrogation recoverable. Adjustments to the liability resulting from subsequent developments or revisions to the estimate are reflected in results of operations in the period during which such adjustment become known. While there can be no assurance that reserves at any given date are adequate to meet SNIG's obligations, the amounts reported on the balance sheet are management's best estimate of that amount.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following discussion and analysis provides information that management believes to be relevant to an understanding of the Company's consolidated results of operations and financial condition. The discussion should be read in conjunction with the consolidated financial statements and the notes thereto.

OVERVIEW

         The Company's net income was $1,204,000 for the six months ended June 30, 1996 as compared to $540,000 for the same period in 1995. Net income per share for the six months ended June 30, 1996 was $0.27 versus $0.16 in 1995. Income before preferred securities accretion, discontinued operations, and extraordinary loss was $2,014,000 for the six months ended June 30, 1996 versus $11,105,000 in 1995. The decrease in the 1996 period is due principally to favorable workers' compensation reserve development and adjustments to policyholder dividend reserves totalling $9.1 million recorded in the 1995 period. Income before preferred securities accretion, discontinued operations, and extraordinary loss, excluding the above discussed adjustments, was $2,014,000 for the six months ended June 30, 1996 as compared to $2,005,000 for the comparable period in 1995. The improvement in the 1996 period is due primarily to net claims and claim adjustment expense margins on the 1996 accident year.

         The Company's net income was $371,000 for the year ended December 31, 1995, versus $894,000 in 1994. Net income per share was $0.11 for 1995 versus $0.26 in 1994. Income before preferred securities accretion, discontinued operations, and extraordinary loss was $11,701,000 for 1995 versus $3,599,000 in 1994, due principally to favorable adjustments relating to prior year income effects totaling $13.7 million, consisting of favorable workers' compensation reserve development, adjustments to policyholder dividend reserves, and tax benefits resulting from an IRS settlement. Net income for both 1995 and 1994 was impacted by extraordinary items, including a $9,842,000 net of tax charge to discontinued operations in the second quarter of 1995, and $2,022,000 net of tax charge associated with the retirement of the Company's 1992 debt, effective June 30, 1994.

         Net income from 1995 accident and policy year operations was generally lower versus 1994 due to decreased premium production before and after reinsurance, increased commission expense caused by reductions in ceded commissions, increased overhead expenses, and accrued preferred securities accretion.

         The operating results of the workers' compensation insurance industry are subject to significant fluctuations from quarter to quarter and from year to year due to the effect of competition on pricing, the frequency and severity of losses incurred in connection with general economic conditions and changes in regulatory environment. Fluctuations in interest rates also have a significant impact on the Company's operating results, as over 68% of the Company's total assets were investments at June 30, 1996 and December 31, 1995.

         SNIC is domiciled in the State of California and prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the DOI. SNIC received written approval from the DOI as to the accounting for certain aspects of its Centre aggregate excess of loss contracts and the accounting of the assets of its subsidiary, Western Select Service Corp. See Note 10 to the Consolidated Financial Statements.

         In 1994, after the Company's decision to withdraw from the property and casualty markets late in 1993, the Company's management focused its effort on its workers' compensation operations. Also during 1994, several major financing transactions were completed as discussed under "--Financial Condition," below.

         In September 1993, in addition to discontinuing its property and casualty business, the Company also discontinued writing workers' compensation insurance through its Calabasas Branch due to its poor underwriting results. Management attributed this situation to the prolonged recession in Southern California as well as the litigious nature of the area which, in addition to increasing overall claim costs, had a greater prevalence of fraudulent claims than other geographical areas in California. Management does not expect the adverse developments experienced during 1993 and 1992 on prior years' Southern California business to continue in the future. As of June 30, 1996, the discontinued Calabasas Branch continued to "run off" in accordance with management's expectations.

         During the first half of 1995, the Company re-entered the Southern California market with a new marketing and underwriting team targeting different producers, insureds and industries. The effect of this new operation has not been material, with net premiums written totalling $3.7 million, less than 4% of the total premium written, for 1995. Net premiums written for the first six months of 1996 were $3.1 million, indicating continued growth in the Southern California market.

FINANCIAL CONDITION

         Total assets decreased $17.3 million during the first six months of 1996, to reach $227.0 million at June 30, 1996. The decrease was primarily due to decreases in reinsurance recoverables of $6.8 million and investments of $10.7 million.

         Reinsurance recoverable on unpaid losses decreased $6.8 million in the first half of 1996 due to the following factors: (a) funds withheld to Centre increased by $12.1 million, consisting of the 1996 interest on funds withheld of $4.4 million, costs related to settlement of funds withheld associated with a reinsurance contract in the amount of $5.3 million, and return of Centre's capital gains of $2.4 million, and (b) $5.3 million of claims activity.
         Total liabilities decreased $19.0 million during the first six months of 1996, reaching $160.8 million at June 30, 1996. The decrease was due to decreases in claims and claim adjustment expenses reserves of $18.1 million and in policyholder dividends liability of $1.9 million. These decreases were partially offset by an increase in repurchase transaction balance of $3.6 million as of June 30, 1996. The accumulative effect of miscellaneous charges in other liability accounts was $2.6 million.

         Total assets decreased by $41.3 million during 1995 to end the year at $244.3 million. The decrease was primarily due to decreases in reinsurance recoverables of $28.2 million, investments of $8.9 million, and premiums receivable of $6.9 million.

         Reinsurance recoverable on unpaid losses decreased $28.2 million in 1995 due to the following factors: (a) an additional $9.0 million reinsurance recoverable was contributed to discontinued operations due to adverse loss development, (b) funds withheld to Centre increased by $13.7 million, consisting of the 1995 interest on funds withheld of $8.8 million and return of Centre's capital gains of $4.9 million, and (c) a decrease of ceded reserves for the 1995 cession. The decrease in investments was due primarily to cash used in claims payments and operations. Premiums receivable decreased due to lower writings in 1995 and improved collection efforts by the Company.

         Policyholder dividends liability decreased $9.8 million during 1995, due to 1995 dividend payments to policyholders of $4.1 million and adjustment to policyholders dividend reserves of $5.7 million in response to the market change in pricing from a statutory basis to an open rating basis. At June 30, 1996, the policyholder dividends liability had decreased an additional $1.9 million. The decline in policyholder dividends liability was due to a reduction of $1.4 million in the ultimate liability to policyholders and the payment of $500,000 in such dividends. On September 1, 1996, the Company declared a moratorium on policyholder dividend payments, which will delay the payment of the ultimate liability.

RESULTS OF OPERATIONS

         Premiums have been declining due both to strategic considerations, which are intended ultimately to improve income and return on equity, and external competitive factors, which may depress both revenue and income. Regardless of premium decreases, management is committed to maintaining operating margins by avoiding exchanging margins for market share.

         During the six months ended June 30, 1996, underwriting profit from continuing operations was $3.2 million as compared to $11.1 million during the first six months of 1995. The change in underwriting results for the first six months of 1996 is attributable to a $6 million decrease in workers' compensation reserves and a $3.1 million reduction in policyholder dividends recorded in the first six months of 1995. The underwriting results for the first six months of 1996 also included $5.3 million in accrued costs related to the settlement of funds withheld amounts associated with a reinsurance contract, which was partially offset by a $2 million reduction in policyholder dividends reserves. Underwriting profits for the six months ended June 1996 and 1995, excluding the above discussed adjustments, were $6.5 million and $2.0 million, respectively. The improvement of $4.5 million in the first six months of 1996 is due primarily to improved net claims and claim adjustment expense margins on the 1996 accident year.

         Over the past three years, the underwriting results have fluctuated significantly. The 1995 and 1994 years returned an underwriting profit of $12.1 million and $5.0 million, respectively, compared to an underwriting loss of $0.4 million in 1993. The 1995 improvement was due to decreases in workers' compensation reserves of $2.2 million and policyholders dividend reserves of $5.7 million. These decreases were partially offset by increased underwriting, overhead, and general and administrative expenses. The 1994 improvement was due primarily to the Company's plan, effective late 1993, to substantially curtail its writings in Southern California due to increased frequency and severity of claims incurred resulting from the prolonged recession and increased fraudulent claim activities in Southern California. In addition, the 1994 underwriting results also benefitted from the re-estimation of prior years' loss reserves.

         During the second quarter of 1995, the Company received a $1.7 million tax refund from the IRS, which confirmed the Company's NOL tax position. Accordingly, the valuation allowance that was established with the adoption of Statement of Financial Accounting Standards 109 in 1993 is no longer deemed necessary. The Company's management has reviewed its deferred tax asset balance and concluded it is more likely than not that the entire deferred tax asset will be realized. Management's conclusion is based on the utilization of its NOLs and its expectation that sufficient taxable income will be generated in future periods. The Company is expected to be profitable in the future and has demonstrated such for each of the last three years through December 31, 1995 and the first six months of 1996. During the second quarter of 1995, the Company recorded a tax benefit of $4.0 million from the change in valuation allowance.

         During the second quarter of 1995, the Company increased by approximately $15 million its reserves for discontinued operations for 1994 and prior years. This increase in claims and claim adjustment expenses ("LAE") from the original estimate at the measurement date resulted from increased frequency and severity of claims incurred from those years, relative to previous expectations, which in turn caused an increase in the estimated ultimate claims and LAE reserves related to 1994 and prior years.

SELECTED FINANCIAL DATA AS REPORTED FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995

         The following selected financial data and analysis provide an assessment of SNIG's financial results for the six months ended June 30, 1996 as compared to the six months ended June 30, 1995. Certain prior period amounts have been reclassified to conform to the current period presentation.

                                                                       Six Months Ended June 30,
                                                                    --------------------------------
(Dollars in thousands)                                                  1996               1995
---------------------                                               ---------------    -------------
Gross premiums written                                             $       47,129     $       49,882
Net premiums written                                               $       42,796     $       46,251


Net premiums earned                                                $       43,033     $       45,554
Less:  Net claims and claim adjustment expenses                           (22,600)           (23,842)

       Underwriting expenses                                              (18,635)           (13,793)
       Policyholder dividends                                               1,406              3,178
                                                                   --------------     --------------
Underwriting profit                                                         3,204             11,097


Net investment income                                                       4,244              5,269
Net investment gains (losses)                                                  21               (469)
Interest expense                                                           (4,796)            (4,876)

Other                                                                         389               (256)
                                                                   --------------     --------------
Income before income taxes                                                  3,062             10,765
Income tax expense (benefit)                                                1,048               (340)
                                                                   --------------     --------------

Income before preferred securities dividends and accretion and
  discontinued operations                                                   2,014             11,105
Preferred securities dividends and accretion, net of taxes                   (810)              (723)
Loss from operation of discontinued property and casualty, net
  of taxes                                                                     -              (9,842)
                                                                   --------------     --------------

Net Income                                                         $        1,204     $          540
                                                                   ==============     ==============

Underwriting ratios (GAAP Basis):


Net claims and claim adjustment expense ratio                                52.5%              52.3%
Underwriting expense ratio                                                   43.3%              30.3%
Policyholder dividends ratio                                                 (3.3%)             (7.0%)
                                                                   --------------     --------------
Combined ratio                                                               92.5%              75.6%
                                                                  ===============    ===============



         Gross premiums written decreased $2.8 million or 6% in the first six months of 1996 as compared to the same period in 1995. Although premiums written for the second quarter of 1996 were higher than the prior year quarter, the premium shortfall of $5.6 million during the first quarter of 1996 as compared to the prior year quarter, caused the year-to-date premiums for 1996 to fall below last year's level. The decrease was expected as a result of the lack of mandated rates due to the replacement of California's minimum rate law by an open rating system effective January 1, 1995. The competitive market conditions have been further intensified by certain carriers who are willing to underwrite business at rates that in management's opinion are inadequate. For the six months ended June 30, 1996, estimated annual premium decreased 5% as compared to the corresponding period in 1995, but production measured in policy counts associated to those premiums increased by 23%. The Company's average policy size decreased 27% to $9,481 as of June 1996 from $13,020 as of June 1995. While it appears the decline in premium volume has reversed, because of continued volatility of premium pricing, regulatory changes, or changes in competition, it is uncertain whether this stabilization of premium rates will be continued. The Company chooses not to sacrifice margin and shareholder return for the sake of market share, and the Company will remain cautious in its premium production consistent with its disciplined underwriting philosophy. The Company will remain focused on small to medium size customers, employing a pricing strategy adequate to produce a reasonable profit. SNIC believes the rates it has filed with the DOI are adequate, but it is unable to predict the degree to which such rates are competitive in the marketplace given the intense competition among insurers.

         Net premiums written decreased $3.5 million or 7% in the first six months of 1996 compared to the prior year period. The decrease in net premiums written is reflective of the decrease in gross premiums written as discussed above.

         Net premiums earned decreased $2.5 million or 6% in the first six months of 1996 compared to the prior year period. The decrease in net premiums earned reflects the decrease in net premiums written, as described above.

         Net claims and claim adjustment expenses decreased $1.2 million or 5% to $22.6 million in the first six months of 1996 from $23.8 million in the same period in 1995. The net claims and claim adjustment expense ratio increased to 52.5% in the first six months of 1996 from 52.3% in the same period of 1995. However, the 1995 claims and claim adjustment expenses include a $6 million decrease in the estimated ultimate claims and claim adjustment expenses on accident years prior to 1995 as a result of continued decreases in Company's estimates of frequency and severity of claims incurred for those years. The net claims and claim adjustment expense ratio, excluding the $6 million favorable development, was 65.5% for the six months ended June 1995, as compared to 52.5% for the same period in 1996. The 13.0 percentage point improvement in 1996 (after excluding the 1995 favorable development adjustment) was due primarily to improved net claims and claim adjustment expense margins on the 1996 accident year.

         Underwriting expenses, excluding policyholder dividends, increased $4.8 million or 35% in the first six months of 1996 as compared to the same period in 1995. The increase was due primarily to a $5.3 million adjustment recorded in the second quarter of 1996 for accrued costs related to the settlement of funds withheld amounts associated with a reinsurance contract. Underwriting expenses for the first six months of 1996, excluding the $5.3 million in accrued costs, were $13.3 million as compared to $13.8 million for the same period in 1995. The underwriting expense ratio, excluding the $5.3 million in accrued costs, increased to 30.9% in the first six months of 1996 from 30.3% for the corresponding period in 1995, due primarily to a decrease in premium production without a commensurate decrease in general and administrative expenses.

         Policyholder dividends reductions in the first six months of 1996 increased income by $1.4 million as compared to $3.2 million for the same period in 1995. Prior to open rating, policyholder dividends served both as an economic incentive to employers for safe operations and as a means of price differentiation. As a result of consumers' preference for the lowest net price at the policy's inception under open rating, dividend paying is no longer a significant factor in the marketing or selling of workers' compensation insurance in California. Consequently, the Company has adjusted its policyholder dividends reserves downward by $2.0 million in the first six months of 1996 and $3.1 million in the corresponding period of 1995. The Company is continuing to observe, analyze and react to the issue of policyholder dividends in the context of varying pricing philosophies emerging from open rating.

         Underwriting profit from continuing operations decreased $7.9 million to $3.2 million in the first six months of 1996 from $11.1 million in the same period in 1995. The change in underwriting results for the first six months of 1996 is attributable to a $6 million decrease in workers' compensation reserves and a $3.1 million reduction in policyholder dividends recorded in the first six months of 1995. The underwriting results for the first six months of 1996 also included $5.3 million in accrued costs related to the settlement of funds withheld amounts associated with a reinsurance contract, which was partially offset by a $2 million reduction in policyholder dividends reserves. Underwriting profits for the six months ended June 1996 and 1995, excluding the above discussed adjustments, were $6.5 million and $2.0 million, respectively. The improvement of $4.5 million in the first six months of 1996 is due primarily to improved net claims and claim adjustment expense margins on the 1996 accident year. The improved underwriting results also reflect the Company's focus on maintaining underwriting margins by controlling writings that are not within the Company's underwriting guidelines, curtailing writings in unprofitable agencies, and emphasizing loss control management.

         Net investment income decreased $1.0 million or 19% in the first six months of 1996 as compared to the same period in 1995. The decrease is attributable to a decrease in the average investable assets of $12.5 million and a decline in the average portfolio investment yield as a result of generally lower market interest rates in the first six months of 1996 as compared to the same period in 1995.

         A summary of net investment income, excluding capital gains (losses), for the six months ended June 30, 1996 and 1995 are as follows:

                                      Six months ended June 30,
                                     ---------------------------
 (Dollars in thousands)                1996              1995
                                     ------------   ------------
 Interest on debt                   $    4,151        $    4,695
 instrument
 Interest on invested cash                 332               746
                                  ------------      ------------
 Total investment income                 4,483             5,441
 Investment expense                        239               172
                                  ------------      ------------
 Net investment income              $    4,244        $    5,269
                                  ============      ============



         The distribution of SNIG's consolidated investment portfolio is as follows (in thousands):


                                                            June 30, 1996                 December 31, 1995
                                                       -----------------------          ---------------------
                                                       Amortized        Market           Amortized     Market
                                                       ---------        ------          ----------     ------
 Available for Sale:                                       Cost          Value           Cost           Value
 -------------------                              -------------   ------------          -----           -----
 U.S. Government
   Agencies & Authorities                               $33,922        $33,427        $22,549         $22,524
 Collateralized Mortgage Obligations                     10,250          9,858         10,753          10,779
 Corporate Instruments                                    7,112          7,131          7,398           7,612
 State & Political Subdivisions                           1,100          1,127          1,100           1,138
                                                  -------------   ------------        -------        --------

 Total Available for Sale                               $52,384        $51,543        $41,800         $42,053
                                                  =============   ============        =======         =======

                                                             June 30, 1996                December 31, 1995
                                                        ----------------------          ---------------------
                                                        Amortized       Market          Amortized      Market
                                                        ---------       ------          ---------      ------
 Funds Withheld from Reinsurers                            Cost          Value          Cost            Value
 ------------------------------                            ----          -----          -----           -----
 U.S. Government
   Agencies & Authorities                               $80,140        $78,167       $103,496        $105,554
 Collateralized Mortgage Obligations                      2,001          2,001          2,306           2,316

 Special Revenue                                              -              -          2,118           2,183
 Corporate Instruments                                    5,218          4,786          7,001           7,020
                                                        -------       --------      ---------       ---------
 Total Bonds and Notes                                   87,359         84,954        114,921         117,073
 Invested Cash                                            1,624          1,624              -               -
                                                        -------       --------      ---------       ---------
 Total Funds Withheld From Reinsurers                   $88,983       $ 86,578       $114,921        $117,073
                                                        =======       ========       ========        ========

                                            June 30, 1996                      December 31, 1995
                                     ----------------------------        ----------------------------
                                                          Market                               Market
 Equity Securities                       Cost              Value             Cost              Value
---------------------------          -------------  -------------        -------------    -----------
 Corporate                          $         686         $   643        $        686        $     689
                                    -------------   -------------       -------------      -----------
 Total                              $         686         $   643        $        686        $     689
                                    =============   =============       =============      ===========


         The Company's management monitors the matching of assets and liabilities and attempts to maintain its investment duration at the mid- point of the length of its net claim and claim adjustment expenses payout pattern. Investment duration is the weighted average measurement of the current maturity of a fixed income security, in terms of time, of the present value of the future payments to be received from that security. However, in selecting assets to purchase for its investment portfolio, the Company considers each security's modified duration and the effect of that security's modified duration on the portfolio's overall modified duration. Modified duration is a measurement that estimates the percentage change in market value of an investment for a small change in interest rates. The modified duration of fixed maturities at June 30, 1996 was 2.38 years compared to 4.69 years at December 31, 1995. At June 30, 1996, 98% of the carrying values of investments in the fixed maturities portfolio were rated as investment grade by the Securities Valuation Office of the National Association of Insurance Commissioners.

         Interest expense for the first six months of 1996 was $4.8 million as compared to $4.9 million for the same period in 1995. The decrease of $0.1 million was due to lower interest expense on the bank term loan as a result of principal paydown.

YEAR ENDED DECEMBER 31, 1995 COMPARED TO YEAR ENDED DECEMBER 31, 1994

Selected financial data as reported for the year ended December 31, 1995 and 1994 are presented below.

                                                 Fiscal Year Ended
                                                     December 31,
                                            ---------------------------
                                                 1995            1994
                                            -------------  ------------
(Dollars in thousands)
Gross premiums written                      $    96,122     $   134,769
Net premiums written                             89,139         105,946

Net premiums earned                              89,735         110,418

Claims and claim adjustment expense              56,605          78,761
Underwriting expenses                            26,812          21,660
Policyholder dividends                           (5,742)          4,983

Underwriting profit                              12,060           5,014

Net investment income                             9,784           9,049
Underwriting ratios (GAAP Basis)
--------------------------------

Claims and claim adjustment expense                63.1%           71.3%
  ratio
Underwriting expense ratio                         29.8%           19.7%
Policyholder dividends ratio                       (6.4)%           4.5%
                                          -------------    ------------
Combined ratio                                     86.5%           95.5%
                                          =============    ============



         Underwriting profit from continuing operations increased $7.0 million for the year ended December 31, 1995. The improvement was primarily due to $7.8 million in underwriting profit attributable to a $2.2 million decrease in workers' compensation reserves and a $5.7 million reduction in policyholder dividends. In 1995, the Company, based upon internally developed estimates, decreased workers' compensation reserves by $2.2 million due to continued favorable loss reserve development on accident years prior to 1995. The Company's estimates are consistent with reserve estimates of its outside independent actuaries. Also, in 1995, the Company adjusted its reserves for policyholder dividends downward by $5.7 million. The Company will continue to observe, analyze and react to the issue of policyholder dividends in the context of varying pricing philosophies emerging from the transition of a statutory system to an open rating system effective January 1, 1995. Underwriting results for the year ended December 31, 1995, excluding the usual items discussed earlier, decreased $0.9 million from 1994 results due primarily to decreased premium production not commensurate with the decrease in commission and overhead expenses.

         Gross premiums written decreased $38.6 million or 29% in 1995 from 1994. The significant decrease in premium production was due to competitive effects of the open rating system in California that replaced California's minimum rate law effective January 1, 1995. In 1995, production measured in policy counts was 8% higher than the 1994 period, but the estimated annual premium associated with those policies was down 26%. The Company's strategy is to continue to focus on profitable operating margins first and market share second. The Company is making strenuous efforts to increase production, subject to the constraints of sound underwriting standards, and to reduce the Company's fixed and semi-fixed expense ratios commensurate with premium levels. The Company will pursue new markets and distribution channels to increase market share in profitable niches, such as Phoenix, Arizona, where the Company commenced operations October 1, 1995.

         Net premiums written decreased $16.8 million or 16% in 1995 from 1994. The decrease in net premiums written is reflective of the decrease in gross premiums written as discussed above, but was partially offset by a decrease in ceded premiums of $21.8 million for the twelve months ended December 31, 1995. The decrease in ceded premiums of $20.9 million was related to a reduction in the ceding rate from 20% in 1994 to 5% in 1995 in the quota-share contract with Zurich Reinsurance Centre ("ZRC") and lower direct premium production in 1995 compared to 1994.


         Net premiums earned decreased $20.7 million or 19% in 1995 from 1994. The decrease in net premiums earned reflects the decrease in net premiums written described above.

         Claims and claim adjustment expense decreased $22.2 million or 28% in 1995 from 1994. The claims and LAE ratio decreased 8.2 percentage points to 63.1% in 1995 from 71.3% in 1994. The 1995 claims and LAE include a $2.2 million decrease in the estimated ultimate claims and LAE on accident years prior to 1995 as a result of continued decreases in the Company's estimates of frequency and severity of claims incurred for those years. The Company's estimates are consistent with those of its outside actuaries. This favorable development provided 2.5 percentage points improvement in 1995. The remaining decrease of 5.7% in claims and LAE ratio was due to the decline in frequency and severity of the reporting claims to the Company that continued through the 1995 accident year.

         Underwriting expenses, excluding policyholder dividends, increased $5.2 million or 24% in 1995 from 1994. The increase was primarily due to a $4.7 million decrease in ceding commissions in 1995 from the quota-share contract with ZRC offset, in part, by a decrease in direct commission expense of $3.2 million due to lower premium production. The remaining increase in underwriting expenses was due to higher general and administrative expenses in 1995.

         Policyholder dividends decreased $10.7 million in 1995 from 1994. The decrease was primarily due to a $5.7 million reduction in the policyholder dividend accrual in 1995 compared to a policyholder dividend accrual of $5.1 million in 1994. The Company is continuing to observe, analyze and react to the issue of policyholder dividends in the context of varying pricing philosophies emerging from open rating.

         Net investment income increased $0.7 million or 8.1% for the year ended December 31, 1995. Of the $0.7 million increase, $0.1 million was attributable to a 10 basis point increase in the investment yield to 5.70% for the twelve months of 1995 from 5.60% for the 1994 period, resulting from general increases in interest rates beginning during the second half of 1994. The remaining $0.6 million increase occurred as a result of a 6.3% increase in average investible assets at December 31, 1995 versus December 31, 1994.

YEAR ENDED DECEMBER 31, 1994 COMPARED TO YEAR ENDED DECEMBER 31, 1993

Selected financial data as reported for the fiscal year ended December 31, 1994 and 1993 are presented below.



                                                  Fiscal Year Ended
                                                     December 31,
                                             --------------------------
                                                 1994            1993
                                             ------------   -----------
(Dollars in thousands)
Gross premiums written                       $   134,769     $   157,986
Net premiums written                             105,946         154,431

Net premiums earned                              110,418         153,585

Claims and claim adjustment expense               78,761         113,817
Underwriting expenses                             21,660          28,778
Policyholder dividends                             4,983          11,371

Underwriting profit (loss)                         5,014            (381)

Net investment income                              9,049           9,550

Underwriting ratios (GAAP Basis)
--------------------------------
Claims and claim adjustment expense ratio          71.3%           74.1%
Underwriting expense ratio                         19.7%           18.7%
Policyholder dividends ratio                        4.5%            7.4%
                                           ------------     -----------
Combined ratio                                     95.5%          100.2%
                                           ============     ===========



         Gross premiums written decreased 14.7% to $134,769,000 in 1994 from $157,986,000 in 1993. The decrease in premiums written is attributable to discontinued writings in Southern California, which account for a $10.6 million decrease, as well as decreases in minimum rates mandated by the California state legislature and the DOI. Average rate level decreases in 1994 of approximately 16% contributed approximately $25.5 million of the decline in premiums. Partially offsetting these decreases was an increase in new business of $12.9 million.

         Net premiums earned decreased 28% to $110,418,000 in 1994 from $153,585,000 in 1993. The 20% quota-share cession of $25,875,000 of premium to ZRC in 1994 (versus none in 1993) and the decrease in direct premiums written (described above) account for 16 percentage points and 12 percentage points, respectively, of the total 28% decrease in net premiums earned. See "--Business--Reinsurance," below.

         Net claims and claim adjustment expense decreased 31% to $78,761,000 in 1994 from $113,817,000 in 1993. Of the total decrease, $8.4 million (or 24%) was due to the discontinued Calabasas Branch. The claims and claim adjustment expense ratio as a percentage of net earned premium decreased slightly to 71.3% in 1994 from 74.1% in 1993. The improvement in net claims and claim adjustment expenses was the net result of a significant decrease in claim severity and a modest decline in new indemnity claim frequency. 1994 claims and claim adjustment expenses were favorably impacted by the re-estimation of loss reserves for the 1993 and 1992 accident years. In 1993, SNIC experienced significant adverse development on 1992 accident year claims. In addition to adjusting the 1992 accident year claims estimates to levels indicated by 1990 and 1991 accident year experience, SNIC also established initial reserves for the 1993 accident year above the level of initial reserves established for prior years. In hindsight from 1995, management under-estimated the favorable effects of workers' compensation law reforms passed by the California legislature in July 1993 and the stabilization of the California recession, and overstated the projected accident year 1992 adverse development and the initial estimate of accident year 1993 claims. See "--Business--Regulation," below. The $25.8 million of adverse development actually recorded in 1993 is currently re-estimated as $12.8 million.

         Underwriting expense, excluding policyholder dividends, decreased $7.1 million or 25% in 1994 from 1993. Direct commissions increased 5% to $16,258,000 in 1994 from $15,467,000 in 1993, resulting in an increase in the direct commission ratio to 11.7% in 1994 from 9.8% in 1993. The increase in direct commissions was attributable to increased competition for workers' compensation premium. Premium taxes decreased $1.8 million in 1994 from 1993 due to lower production.

         Policyholder dividends decreased 56% to $4,983,000 in 1994 from $11,371,000 in 1993 as a result of dividends ceded to ZRC and a lower accrual rate versus 1993 taking into account the effect of declining premium rates and other market effects. Direct dividends decreased 45% to $6,256,000 in 1994 from $11,371,000 in 1993.

         Interest expense increased 40% to $8,726,000 in 1994 from $6,221,000 in 1993 due to increases in interest paid on premium payments withheld from Centre, partially offset by decreases in interest paid on long-term indebtedness.

         Net investment income and realized investment gains decreased 5% to $9,049,000 in 1994 from $9,550,000 in 1993. Realized investment gains decreased to $35,000 in 1994 from $1,069,000 in 1993. Average investments increased 8% to $159,562,000 during 1994 from $148,066,000 during 1993 while pre-tax investment yields on average investments, before realized investment gains, was 5.7% for both 1994 and 1993.

         The effective tax rate, including the effective rate on extraordinary items, was zero for 1994 and 76% for 1993.

         Preferred securities dividends and accretion increased to $683,000 net of tax, and $1,035,000 before tax, in 1994 from zero in 1993 following the sale of $20 million face amount of such securities to an affiliate of Centre effective June 30, 1994.

         Loss from discontinued operations was zero in 1994 compared to $2,991,000 net of tax, and $4,532,000 before tax, in 1993 due to the lack of development in 1994 of ultimate property and casualty ("P&C") losses versus the estimates of those losses at September 30, 1993.

         An extraordinary loss from early extinguishment of debt of $2,022,000, net of income tax benefit of $1,042,000, recorded during 1994 was principally due to the refinancing of the Company's 1992 Senior Subordinated Notes ("1992 Notes") with bank indebtedness, which was completed June 30 and July 1, 1994.
A portion of the loss was also due to the termination of several members of management holding SNIG's 1992 Notes under an agreement requiring mandatory redemption in the event of their departure from the Company.

         The cumulative effect of a change in accounting for income taxes in the amount of $2,297,000 was recorded in 1993 to reflect the effects of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. See "--Taxes," below.

         Net income decreased 44% to $894,000 in 1994 from $1,587,000 in 1993 due to the factors outlined above.

DISCONTINUED OPERATIONS

         Discontinued operations claims stabilized during the second quarter of 1996 after seven months of heavy activity beginning September 1995 associated with a California Supreme Court decision affecting construction defect claim coverage. The Company has significant exposure to construction defect liabilities on casualty insurance policies underwritten from 1986 to 1991. Management continues to closely monitor the Company's potential exposure to construction defect claims. Management believes the Comapny's current reserves are adequate to cover this increase in claims activity depending on the length of time the recent reporting trends continue. There can be no assurance, however, that further upward development of ultimate loss costs associated with construction defect claims will not occur. The Company will continue to closely monitor the adequacy of its loss reserves in the discontinued operations.

LIQUIDITY AND CAPITAL RESOURCES

         Liquidity is a measure of an entity's ability to secure sufficient cash to meet its contractual obligations and operating needs. The Company's cash inflows are generated from cash collected for policies sold, investment income on the existing portfolio, and sales and maturities of investments. The Company's cash outflows consist primarily of payments for policyholders' claims, operating expenses and dividend obligations.

         During the first six months of 1996, the Company used $16.0 million in its operations versus $7.7 million during the same period in 1995. SNIG believes that it has adequate short-term investments and readily marketable investment grade securities to cover both claim payments and expenses. As of June 30, 1996, the Company had total cash, cash equivalents and investments of $157.0 million. This amount includes $89.0 million in funds withheld from Centre and $1.6 million in restricted cash. The Company's remaining invested assets were comprised of $51.5 million in bonds and notes, held at market value; $0.6 million in equity securities; $12.0 million in invested cash, including certificates of deposit with maturities less than one year and money market deposits; and $2.3 million in cash.

         Cash flow used in operations for the six months ended June 30, 1996 was $16.0 million compared to $7.7 million for the corresponding period in 1995. The $8.3 million increase in cash used in operating activities was due primarily to a $3.7 million decrease in premiums received, $1.3 million in increased claims payments for workers' compensation, and $3.3 million in increased claims payments for the property and casualty operations.

         The Company generated $3.0 million in cash from financing activities for the six months ended June 30, 1996 and used $0.6 million for the corresponding period in 1995. The cash generated by financing activities in the first six months of 1996 was funded by the proceeds received from a repurchase transaction that was partially offset by the principal paydown of the bank term note. The use of cash in the first quarter of 1995 was related to the principal paydown of the bank term loan.

         Early in 1995, SNIC entered into an agreement with a national brokerage house to allow it to enter into $5 million in repurchase agreements that are secured by either U.S. treasuries or government agency bonds. This type of financing allows SNIC a great deal of flexibility to manage short-term investments, avoiding the unnecessary realization of losses to satisfy short-term cash needs. As of June 30, 1996, the book value including accrued interest for repurchase agreements outstanding was $3.6 million. The market value of the security underlying the agreement was $3.5 million. The agreement matured on July 24, 1996 with an interest rate of 5.40% and was extended to November 21, 1996 at an interest rate of 5.30%.

         Because SNIG depends on dividends from its insurance subsidiary for its net cash flow requirements, absent other sources of cash flow, SNIG cannot pay dividends materially in excess of the amount of dividends that could be paid by SNIC to SNIG. Insurance companies are also subject to restrictions affecting the amount of shareholder dividends and advances that may be paid within any one year without the prior approval of the DOI. The California Insurance Code provides that amounts may be paid as dividends on an annual noncumulative basis (generally based on the greater of (1) net income for the preceding year or (2) 10% of statutory surplus as regards policyholders as of the preceding December 31) without prior notice to, or approval by, the DOI. No ordinary dividends were paid during the six months ended June 30, 1996.

         SNIC is a party to various leases principally associated with the Company's home and branch office space. Such leases contain provisions for scheduled lease charges and escalations in base rent over the lease term. The

Company's minimum commitment with respect to these leases in 1996 is approximately $1.9 million. These leases expire at various times from 1997 to 2001.

         Other than the Company's obligations to pay claims, policyholder dividends, ceded reinsurance premiums, lease expenses, and principal and interest on its debt, the Company has no significant cash commitments.

TAXES

         In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("SFAS 109"). SFAS 109 requires a change from the deferred method of accounting for income taxes of APB Opinion 11 to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Under SFAS 109, the effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

         The Company adopted SFAS 109 in 1993 and reported the $2,297,000 cumulative effect of that change in the method of accounting for income taxes in the 1993 Consolidated Statement of Income.

ACCOUNTING STANDARD ISSUED AND ADOPTED

         In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), which establishes financial accounting and reporting standards for stock-based employee compensation plans. SFAS 123 is effective for fiscal years beginning in 1996. The Company has adopted the disclosures method of accounting for SFAS 123 and therefore SFAS would not have a material impact on the consolidated statements.





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                                    BUSINESS

OVERVIEW

         SNIG is a holding company that, through its wholly owned subsidiary SNIC, is engaged in writing workers' compensation insurance principally in the State of California and, until September 30, 1993, was engaged in writing commercial property and casualty insurance. In the following discussion, where the context requires, the "Company" refers to SNIG and its subsidiaries.

         SNIG was incorporated in California on March 29, 1985, under the name Coastal Holdings, Ltd. to raise the capital necessary to acquire SNIC and increase SNIC's capital and surplus for the expansion of its operations. SNIG received gross proceeds of approximately $11.1 million from a private offering of common stock (including $3,274,000 from insurance brokers) and acquired SNIC for $1.6 million on September 30, 1985. The remainder of the private offering proceeds after expenses ($9.1 million) was contributed to SNIC's paid in capital. SNIG issued 2,773,250 shares of common stock associated with the initial private offering. As of the acquisition date, SNIC was substantively inactive, with fewer than 200 policies in force and approximately 60 open claims. SNIC did not commence significant operations until early 1986.

         During 1987, SNIG issued 218,825 shares of Common Stock in a secondary private offering and received net proceeds of approximately $4.3 million, approximately $4.1 million of which was contributed to SNIC's paid in capital. On May 25, 1995, a four-into-one reverse stock split of SNIG's Common Stock became effective. All shares and per share figures used herein have been adjusted to reflect that reverse stock split.

          SNIC specializes in providing workers' compensation coverage for California businesses. Historically, SNIC specialized in insuring medium-sized ($20,000 to $75,000 in annual premium) workers' compensation accounts that it believed would be receptive to limited loss control consulting and active claim management. More recently it has focused on insuring smaller accounts ($3,500 to $20,000 in annual premium) in classifications that SNIC's management believes to have been historically profitable. SNIC management believes that by maintaining its focus on a limited number of employment classifications it can provide claim management and standardized loss control services to such smaller accounts at a level appropriate to the size and business classification of the policyholder. At June 30, 1996, SNIC's average premium per policy was $9,481, while as of December 31, 1995, the average was $11,000. A total of 62% of SNIC's current premium in force, and 97% of SNIC's policy count, is concentrated in 7,600 policies having less than $50,000 of estimated annual premium. SNIC historically competed with other workers' compensation insurers principally on the basis of loss control expertise, claim management services, and policyholder dividends. Under the open rating system that became effective in California on January 1, 1995, SNIC management has witnessed a significant shift to pure price competition for SNIC's larger and middle-sized accounts.
As shown under "--Selected Financial Data," above, this price competition has had a significant impact on SNIG's reserves over the last three years. See "--Company Strategy--Focus on Middle Market" and "--Regulation," below, and "--Management's Discussion and Analysis," above. Competition for small accounts is dependent on the Company's relationships with insurance brokers ("producers") and on SNIC's ability to provide low-cost servicing for large groups of small accounts.

         From SNIC's inception until September 30, 1993, SNIC underwrote commercial property and casualty ("P&C") risks. Former SNIC management believed it was possible to link the production of profitable P&C risks to workers' compensation risks within SNIC's base of producers, and the combined workers' compensation and P&C experience of some producers ultimately justified this strategy. In general, however, former management underwrote P&C business for a large number of producers who brought little or no profitable workers' compensation business to SNIC, and significantly under-priced certain groups and classes of P&C business, in particular, contractors' and developers' general liability business. In addition, the per-risk excess of loss reinsurance purchased to cover P&C risks was inappropriate for the exposure assumed by SNIC. Despite remedial action begun in 1991 to reduce aggregate P&C exposure, renewed concentration on the strategy of combined workers' compensation and P&C production within the existing producer plant, and re-underwriting of the book of business, SNIC continued to incur significant losses in its P&C operations. Effective October 1, 1993, SNIC withdrew from





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all P&C lines, the operating results of which are now recorded as discontinued
operations.  See "--Discontinued P&C Operations," below.

         For the years ended December 31, 1995, 1994, and 1993, 100%, 98%, and 95%, respectively, of the Company's consolidated net premiums earned were attributable to workers' compensation policies and the remaining premiums were attributable to its commercial P&C lines of business. As a result of the Company's discontinuation of its P&C operations, none of the Company's premium in force at December 31, 1995, is attributable to P&C business. Property and casualty insurance companies (including workers' compensation insurance companies) are evaluated by regulators and rating organizations, among others, with respect to the amount of net premiums they can write based on certain leverage guidelines established by insurance regulators. The most common measurement of leverage is the ratio of net premiums written (or premium retained after cessions to reinsurers) to statutory surplus. SNIC's leverage for 1995, 1994 and 1993 was 1.5x, 1.4x and 3.0x, respectively. Although the 1995 leverage remained almost the same as the 1994 leverage, net premiums decreased 18.5% in 1995 but were offset by a 21% decrease in statutory surplus. The decrease in net premiums was due primarily to lower premium production as a result of open rating. The decrease in statutory surplus was due to an extraordinary dividend of 100% of SNIC's shares in Superior (Bermuda) Ltd. to SNIG constituting $15 million of SNIC's statutory capital and surplus. See paragraphs following for further discussion. The decrease in the 1994 ratio of net premiums written to statutory surplus was due to the combination of a decrease in net premiums written and an increase in surplus. The decrease in net premiums written in 1994 was a result of discontinuing the P&C operations and reduced workers' compensation premiums resulting from increased price competition and a reduction in the statutory minimum premium rates. The increase in surplus was primarily due to $15.0 million contributed by SNIG to SNIC in 1994 and added to SNIC's paid-in-capital.

         SNIC is currently rated "BBB" by Standard and Poor's, an independent insurance rating agency. Insurance companies rated "BBB" are considered by Standard and Poor's to offer adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions. A.M. Best Company, an independent insurance rating agency, has rated SNIC "B+." Insurance companies rated "B+" by A.M. Best are considered by A.M. Best to have demonstrated very good overall performance and a good ability to meet their obligations to policyholders over a long period of time. A.M. Best's ratings represent an independent opinion of a company's financial strength and ability to meet its obligations to policyholders.

         SNIC is currently licensed to write business in Arizona, Arkansas, California, Colorado, the District of Columbia, Indiana, Iowa, Kentucky, Maryland, Mississippi, Missouri, Montana, Nevada, New Mexico, Oregon, South Dakota, Utah, and Wyoming, but virtually all of SNIC's current premium is generated in California, with immaterial operations in Oregon and approximately $1.3 million of premium in force in Arizona as of June 30, 1996.

         The profitability and financial position of the Company are affected by many factors including competition, the severity and frequency of claims, state regulation of SNIC's premium rates and policy benefits, and general economic conditions. The net effect on the Company of these factors cannot be predicted.

         The profitability of workers' compensation insurers is affected by many factors, such as premium rate competition, the severity and frequency of claims, state regulation, and court decisions that define the extent of coverage and the amount of compensation due for injuries or losses. One of the features of the workers' compensation insurance business is that its products must be priced before the costs are known, as premium rates generally are set before losses are reported. Accordingly, workers' compensation insurers have experienced significant year to year fluctuations in operating results.

         SNIG has five wholly owned subsidiaries in addition to SNIC: InfoNet Management Systems, Inc. ("InfoNet"), SN Insurance Services, Inc. ("SNIS"), Pacific Insurance Brokerage, Inc. ("Pacific"), Superior National Capital Holding Corporation ("SNCHC"), and Superior (Bermuda) Ltd. ("SBL"). InfoNet provides data processing purchasing services to SNIG and its subsidiaries. SNIS and Pacific are inactive. SNCHC's sole function is to act as a general partner of Superior National Capital, L.P. ("SNCLP"), a Bermuda limited partnership that issued





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$20.0 million face amount of preferred securities to an affiliate of Centre effective June 30, 1994. The proceeds of that transaction were loaned to SNIG and partially contributed by SNIG to the capital of SNIC. See "Proposal No. 5--Certain Relationships and Related Transactions--Transactions with Centre and its Affiliates" and Note 9 to the Consolidated Financial Statements, "Preferred Securities Issued by Affiliate."

         In September 1995, following approval from the DOI, SNIC formed SBL, a wholly owned subsidiary domiciled in Bermuda. SBL was capitalized by SNIC with $15 million in long-term reinsurance receivables. Following the formation of SBL, SNIC ceded approximately $23 million in P&C reserves to SBL and as consideration SBL received from SNIC $23 million of premium on a funds withheld basis. All reinsurance between SNIC and SBL will be accounted for on a funds withheld basis. After SNIC ceded the P&C reserves to SBL, SNIC paid to SNIG an extraordinary dividend of 100% of its shares in SBL constituting $15 million of SNIC's statutory capital and surplus. In addition, SNIG paid $1.5 million to SBL as a capital contribution making SBL's total capitalization equal to $16.5 million.

         SNIC's only subsidiary is wholly owned Western Select Service Corp. ("WSSC"), which was established in 1987 under the name Superior Western Insurance Company. WSSC was formed and capitalized to underwrite property, casualty, and workers' compensation insurance, but never received a charter to commence insurance operations from the DOI. WSSC currently provides vocational rehabilitation and legal, paralegal, and other services to SNIC.

         SNIG relies on dividends from SNIC for its income. Insurance companies are subject to restrictions affecting the amount of shareholder dividends and advances that may be paid within any one year without the prior approval of the DOI. The California Insurance Code provides that amounts may be paid as dividends on an annual noncumulative basis (generally based on the greater of (1) net income for the preceding year or (2) 10% of statutory surplus as regards policyholders as of the preceding December 31) without prior notice to, or approval by, the DOI. At December 31, 1995, Superior could have paid approximately $5.2 million in dividends and advances to the Company without the DOI's prior approval based on 10% of reported statutory surplus.
In 1995, following approval from the DOI, SNIC made an extraordinary dividend distribution of 100% of its shares in SBL to SNIG, constituting $15 million of SNIC's statutory capital and surplus. No other dividends (in cash or otherwise) were paid by SNIC in 1995. In addition, no cash dividends were paid by SNIC to SNIG in 1995.

         Cash dividends of $850,000 were paid by SNIC to SNIG in 1994.

COMPANY STRATEGY

         The Company's objective is to maintain and enhance SNIC's market position in California, specializing in workers' compensation insurance. The Company believes that it is well-positioned to identify and pursue specialized areas in the insurance marketplace. The key elements of its strategy are as follows:

         Relationship with Producers. The Company markets SNIC's insurance products through approximately 190 producers. The Company's producers are state licensed independent insurance brokers that are licensed to sell workers' compensation insurance in the states (jurisdictions) where they represent SNIC. SNIC's producers are primarily medium-sized firms, most having an ongoing relationship with the Company's executives. As a regional insurer, the Company believes that SNIC has the flexibility to respond promptly to the business needs of its producers and to provide the specialty coverages needed by their customers. The Company considers the producers as SNIC's marketing target and delivers service the Company believes exceeds industry standards. The Company believes that SNIC has a good relationship with its producers and has favorably distinguished itself from its competitors by providing producers with a commitment to superior service levels and easy access to SNIC executives.

         Focus on Middle Market. The Company focuses its marketing efforts on smaller businesses with premiums per policy of between $3,500 and $20,000, principally to avoid the extreme price competition associated with larger





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insureds and the high administrative costs associated with very small accounts.
The Company also targets certain agriculture and hospitality specialized industry groups.

         Expense Controls. The Company monitors and controls its operating expenses as an important part of its business. Although the Company's operating expenses are in line with its competitors, management continues to seek ways to further reduce operating expenses.

         Pricing Controls. The Company utilizes a proprietary software system to maintain an easily accessible record of its policy pricing. The system generates daily reports that allow the Company to monitor both SNIC's pricing activities for specific lines of insurance in particular geographic areas and the activities of SNIC's producers.

         Management Information Services. The Company believes its investment in up-to-date computer systems will increase personnel productivity and underwriting and claims processing effectiveness. Additionally, the Company has developed a proprietary management system to monitor its operations and provide quality, detailed and timely information to management for pricing and claims reporting purposes.

WORKERS' COMPENSATION INSURANCE

         Overview. Workers' compensation is a no-fault statutory system under which an employer is required to provide its employees with medical care or other specified benefits for work-related injuries or diseases. There are four types of benefits payable under workers' compensation policies: disability, vocational rehabilitation, medical, and death benefits. The amounts of benefits payable for various types of claims are established by statute and vary with the nature and severity of the injury or disease and wages, and occupation, and age of the employee. While no dollar limitations are set for medical benefits and limited dollar amounts are set for vocational rehabilitation benefits, reinsurance typically covers liability in excess of a specified dollar amount.

         Insurers must compensate policyholders' employees injured in the course and scope of their employment, even though the injuries may have resulted from the negligence or wrongs of any person (including the employee). Subrogation procedures exist, however, which, in certain circumstances, allow an insurer to recover from third parties all or a portion of the benefits the insurer has paid. SNIC proceeds against such third parties when it believes the circumstances so warrant.

         Premiums. Effective January 1, 1995, under California's workers' compensation open rating law, the DOI sets "pure premium" rates (effectively the estimated pure loss cost) for each employment classification based on its evaluation of many factors, including the recommendations of the Workers' Compensation Insurance Rating Bureau ("WCIRB"), and the political effects of any recommended rate change. Pure premium rates are generally applied per $100 of payroll for each employment classification. Changes in pure premium rates are subject to review and public hearing by the DOI and are changed from time
to time to reflect industry experience.   SNIC's "manual rates" are the WCIRB
pure premium rates modified by a pure premium "multiplier," the purpose of which is to gross-up the pure premium for SNIC's anticipated loss adjustment and underwriting expenses. SNIC's manual rates may subsequently be modified by a "loss rating" factor to reward a policyholder for consistently superior historical loss experience; an "adjustment to expense provision" factor to modify the manual rate depending on the policy's dividend and commission plan; a "schedule rating" factor to modify the rate if a policyholder meets certain financial conditions or safety program requirements; flat charges for reinsurance or surcharges; adjustments to bring premium to certain minimum rates established in SNIC's rate filing; and an "experience modification" factor established by the WCIRB for each policyholder.

         The WCIRB determines the experience modification factors for each eligible employer. The experience rating plan governs all policyholders whose annual premiums for the preceding three years exceed an amount equal to $16,200 multiplied by SNIC's pure premium multiplier. The modification factors are based upon the employer's own loss experience as compared to the loss experience of other employers of similar size and with the same payroll classifications applicable to its business. The applicable loss experience covers a three-year period commencing four





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years and nine months prior to, and terminating one year and nine months prior to, the date for which the experience modification is applied.

         Prior to 1995, the DOI set minimum premiums for each employment classification, which were the minimum rates all workers' compensation carriers were obligated to charge. The DOI approved rate increases averaging 5.8% effective January 1, 1991 for all new and renewal policies on or after that date, and a further increase of 3.9% effective January 1, 1991 for the unexpired portion of all policies outstanding on that date. A rate increase of 1.2% was approved effective January 1, 1992 for all new and renewal policies on or after that date, and a further increase of 1.0% was approved effective January 1, 1992 for the unexpired portion of all policies outstanding on that date. A 6.7% rate increase was approved effective July 1, 1992 for all new and renewal policies with inception dates on or after January 1, 1992. Effective January 1, 1993 a 0.5% rate increase was approved for all new and renewal policies on or after that date.

         In July 1993, the California legislature enacted a series of bills to significantly change the California workers' compensation system (collectively, the "1993 Reforms"). See "--Regulation," below. The 1993 Reforms addressed various aspects of the system then in effect, including: limitation of employees' post-termination claims and claims for psychiatric injuries; managed care alternatives; restrictions on vocational rehabilitation benefits; additional penalties for fraud and abuse of the system; scheduled increases in disability benefits beginning July 1, 1994; implementation of a 7.0% decrease in minimum rates effective July 16, 1993; and replacement of California's minimum rate law with a competitive rating law effective January 1, 1995. A further average 12.7% reduction in minimum rates was ordered by the DOI in late 1993, which became effective January 1, 1994. Effective October 1, 1994, the DOI ordered an additional reduction in minimum rates of 16.0%. Beginning January 1, 1995, the WCIRB began publishing advisory pure premium rates that provide for losses and loss adjustment costs as indicated by prior history and an actuarial projection of future losses and loss expenses. California workers' compensation underwriters can adopt these rates and apply their own expense factor or file their own actuarially sound rates. SNIC chose to adopt the WCIRB pure premium rates grossed-up by a company expense factor of 1.35.
In July 1995, SNIC removed commissions from the expense factor in order to more accurately negotiate its rates and adjusted the final rate to reflect the actual commission paid while maintaining the advisory pure premium portion of the filed rates supplied by the WCIRB. California workers' compensation underwriters are allowed to file plans that provide credit and/or debit criteria to be applied to their filed rates. SNIC has filed such a credit and debit plan and applies these factors in a non- discriminatory manner.

         The WCIRB provided 1996 pure premium rates that were in total 11.3% higher than 1995 and SNIC has adopted these rates.

         Insurance Underwriting. SNIC historically concentrated on insuring workers' compensation accounts with annual premiums between $20,000 and $75,000 based on the belief that this type of insured would be receptive to limited loss control consulting and active claim management while avoiding the intensive competition that historically existed for larger accounts. In late 1991, SNIC developed and began marketing a workers' compensation product targeted at accounts with annual premiums below $10,000 to diversify the size of risks in its book of business. Under this program, SNIC developed pre-determined underwriting rules, acceptable risk characteristics, pricing guidelines and qualifying employment classifications, for the purpose of assisting both SNIC and its producers with risk selection. Producers submitted a complete application for coverage to SNIC's underwriting department confirming the accuracy of the information presented and proper application of underwriting rules before SNIC bound coverage and issued a policy. This small risk program was successfully marketed through a California agents' association from mid-1991 through mid-1994, when the relationship with the association was terminated by mutual consent. Starting in 1995, the Company reactivated the program on its own in the general workers' compensation marketplace. See "--Marketing," below.

         Because the types of accounts that SNIC insures vary among different geographic regions in California, SNIC conducts its underwriting activities through branch offices. SNIC's branch offices are typically allowed to write accounts with estimated annual premiums of less than $250,000 whereas accounts with estimated annual premiums above that amount or with certain risk characteristics must be approved by SNIC's principal underwriting





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officer.  SNIC writes insurance for risks in over 400 of the approximately 450 employment classifications established by the DOI. The Company generally avoids underwriting in the remaining classifications because of the historically higher risk exposure they represent. Classifications generally avoided include, among others, the manufacturing, handling and shipping of explosives; oil rig and derrick work; subway construction; and navigation of marine vessels. Classifications that require the approval of SNIC's principal underwriting officer include those representing potential exclusions from SNIC's reinsurance treaties, unusual hazards, or catastrophic exposures such as taxicab fleets, carnivals, ski resorts, and detective agencies. Certain risks, such as the transportation of groups of employees, are generally ceded to reinsurers under separate reinsurance agreements. SNIC's workers' compensation business is diverse in terms of employment classifications, with no single classification accounting for more than seven percent of SNIC's workers' compensation premiums in force as of June 30, 1996.

         In mid-1990, SNIC introduced restricted underwriting standards for Los Angeles, Orange, San Bernardino, and Riverside counties because SNIC believed that these counties were adversely affected by the California recession and were susceptible to the activities of fraudulent and abusive medical providers. This resulted in a substantial reduction in workers' compensation premiums on business previously underwritten in those California counties. SNIC has since re-entered those markets and now is achieving satisfactory results, but at significantly lower premium volumes.

         Prior to insuring an account, SNIC's underwriting department reviews, inter alia, the employer's prior loss experience and safety record, premium payment and credit history, operations, geographic location, and employment classifications. SNIC verifies employment classifications principally through information provided by the WCIRB and, in many instances, through its own on-site surveys of the employer's place of business.

         If the underwriting department determines that an account is one that SNIC may be willing to insure, a SNIC loss control consultant may review the employer's prior loss patterns and communicate with the policyholder on the extent to which such losses may be prevented and the commitment of the employer's management to safety in the work place. By helping reduce an employer's losses, SNIC believes it can reduce the policyholder's ultimate net cost of insurance as well as help improve its own profit potential on the risk. See "--Loss Control," below.

         Support Specialists. To further facilitate its underwriting and claims management functions, SNIC has a full complement of additional support specialists. Specifically, SNIC is staffed with a rehabilitation department that interprets and implements new workers' compensation reforms along with monitoring existing rules and regulations regarding rehabilitation claims; an audit department that monitors premiums and payroll; and a bill review department that insures provider invoices are within statutory fee schedules and that contracted--for discounts are applied.

DATA PROCESSING

         The Company uses its proprietary, personal computer-based management information system to satisfy its data processing requirements. The system is operated on off-the-shelf computer hardware, including a commercial local area network communications system, and uses the Company's internally-developed, proprietary computer software. The key advantage of the Company's approach to data processing is that personal computer technology provides flexibility at relatively low cost. The Company believes that the structure of its system makes it expandable well beyond the Company's current or projected needs.

MARKETING

         The Company's principal marketing strategy is to meet the business needs of SNIC's producers by providing the insurance coverage and services needed by their customers. SNIC's insurance policies are sold exclusively through producers who also represent one or more competing insurance companies. SNIC views the producers as its marketing target and delivers service that the Company believes surpasses normal industry levels.





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         SNIC's producers are primarily medium-sized insurance brokerage firms located in Central and Northern California. However, SNIC has re-entered the Southern California market on a limited basis through producers that are generally new to SNIC. SNIC's percentage of business with each of its producers, in terms of premium volume, has a significant effect on a producer's efforts, because management believes that companies that represent a significant volume of a producer's business typically receive the highest quality business. SNIC believes that each of its producers recognizes SNIC as one of its lead carriers. Additionally, no single policy accounted for more than 1% of net earned premiums in 1995 or during the first half of 1996, and no single producer generated more than 10% of written premiums.

         SNIC closely monitors its producers through its on-line management information systems, with special attention given to the volume and profitability of business written through SNIC. Producers who consistently write unprofitable business, or do not meet the minimum guideline of annual premium per year, may be canceled. SNIC believes that by continually monitoring and improving the quality of its producers, long term profitability will be enhanced.

         Marketing staff, along with the branch office managers and the underwriting, loss control, and regional claim staffs, work closely with producers and frequently make joint presentations with producers to potential workers' compensation policyholders. SNIC conducts its marketing by territory to enable its marketing representatives to better address the specific types of accounts on which they focus in each region. Producer commissions are generally determined by negotiation and are dependent on the size and profit potential of the producer's accounts. Commissions for the size of account SNIC has targeted over the past three years generally range from 10% to 12% of premiums.

         SNIC's average direct commission rate was approximately 11.0% for the first six months of 1996. The rate was 12.0% in 1995, 11.7% in 1994, and 9.8% in 1993. SNIC's producers are not permitted to bind SNIC with respect to any account. All new and renewal policyholder applications must be submitted to SNIC for approval. SNIC is not committed to accept a fixed portion of any producer's business.

LOSS CONTROL

         In addition to its responsibility for risk evaluation as part of the underwriting process, SNIC's loss control department may assist SNIC's workers' compensation policyholders in developing and maintaining safety programs and procedures to minimize on-the-job injuries and health hazards. After analyzing the policyholder's loss profile, SNIC's loss control consultants will help develop a loss control program and establish accident reporting and claim follow-up activities for the policyholder. SNIC's loss control personnel may also consult with policyholder management about safety and health issues, as well as about the effectiveness of the policyholder's loss prevention procedures. Prior to the end of the policy period, loss control personnel typically provide a report to the larger premium-size policyholder's senior management summarizing the programs instituted by the employer over the policy period and the effect such programs and procedures have had on reducing the number and severity of employee claims. SNIC's loss control consultants may also conduct special training seminars for the policyholder's employees on such subjects as the prevention of back injuries, general first aid and industrial hygiene.

CLAIM MANAGEMENT

         SNIC's policy is to work closely with policyholders to return injured workers to the job quickly, while avoiding litigation. SNIC maintains four full-service Claims Servicing Offices in California ("CSO") located in Calabasas, Fresno, South San Francisco, and Sacramento. Each CSO is managed by a claims manager and, with the exception of Sacramento, due to its smaller size, an assistant claims manager. The claims technical staffs in each CSO are organized into units with, generally, one supervisor supervising four claims examiners and two claims assistants per unit.

         Each CSO also has specialized claims units, the size of which are dependent upon the size of the CSO. The Calabasas CSO has a Special Investigation Unit staffed with two senior examiners. The other CSOs each have





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one senior examiner dedicated to Special Investigations.  SNIC has responded to fraud by training and dedicating its claims staff to handle potentially fraudulent claims. Except Sacramento, each CSO has a vocational rehabilitation/disability management unit staffed by vocational rehabilitation counselors and coordinators and disability management ("DMU") specialists. The sole purpose of the DMU staff is to provide effective and efficient handling of vocational rehabilitation plans and to maximize SNIC's early return-to-work efforts with employers. These efforts provide significant benefits to insureds and SNIC when considering that each claimant whose return-to-work is successfully accelerated results in substantial indemnity wage benefit savings.

         SNIC's claims department relies extensively on the Company's data processing systems. The Company's data processing systems were internally developed by claims staff and data processing personnel, with three main goals in mind: the capture of timely and meaningful data, the creation of a minimal processing error environment by means of numerous system prompts and edit checks, and the automation of many otherwise manual functions. An additional benefit resulting from the claims system is increased productivity resulting from the claims examiners' ability to handle a higher case load without negatively impacting claims processing results.

         SNIC's claims handling also includes a specialized subrogation function. Claims examiners are responsible for the identification of potential recoupments from third parties responsible for a work-related accident, after which the examiner notifies a subrogation specialist of this potential. The subrogation specialist determines whether a subrogation situation exists, and, if so, assumes responsibility for all aspects of subrogation to finalization. The subrogation specialists report to an experienced in-house subrogation attorney.

POLICYHOLDER DIVIDENDS

         California law permits workers' compensation insurers to issue participating policies, which allow the insurer to declare and pay dividends to a policyholder after the expiration of the policy. Historically, approximately 85% of SNIC's workers' compensation premiums were attributable to participating policies. At December 31, 1994, 65% of SNIC's workers' compensation premiums in force were participating policies. The percent of participating policies declined to 24% at December 31, 1995 and further to less than 1% at June 30, 1996. Insurers are prohibited by law from promising policyholders that future dividends will be paid to them, or stating the amount or rate of dividends to be paid. However, an insurance carrier is required to disclose its historical policyholder dividend payment practices and procedures to a prospective participating policyholder by means of a policyholder dividend disclosure statement. The disclosure statement must state that there is no guarantee to the potential policyholder that any of the factors shown in the disclosure statement will actually be used in determining policyholder dividends for a specified period. In fact, when an insurance company calculates the dividend a number of months after the expiration of the policy, conditions may have changed from the time of the original proposal and the Company may decide not to pay any or all of the indicated dividend. Any payment of dividends to policyholders is determined by the board of directors of an insurance company subject to the legal requirements in California that such dividends may not exceed the earned surplus on such company's California workers' compensation policies, may not be unfairly discriminatory, and may not be declared or paid until after the expiration of the policy period (when there are more facts available for determining loss experience).

         SNIC evaluates the value of dividends on one-year policies in two different time frames. The initial payout limitation, which is 70% of dividends liability, is calculated approximately nineteen months after the policy expiration date, and paid twenty-two months after expiration or later. The second and final valuation of the remaining 30% of dividends liability is done approximately one year after the first valuation, and paid approximately three months after the final calculations. The SNIC Board of Directors considers a number of factors in connection with the declaration of policyholder dividends, including loss ratio, class of business, geographical location and premium payment history of the policyholder, risk and expense factors, competition, and the overall loss ratio and financial condition of SNIC.

         Prior to open rating, policyholder dividends served both as an economic incentive to employers for safe operations and as a means of price differentiation. As a result of consumers' preference for the lowest net price at the policy's inception under open rating, however, a dividend paying feature is no longer a significant factor in the marketing or selling of workers' compensation insurance in California.

CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVES

         Several years or more may elapse between the occurrence of a workers' compensation loss, the reporting of the loss, and final payment of the loss. Claims and claim adjustment expense reserves are estimates of what an insurer expects to pay claimants. SNIC is required to maintain reserves for payment of estimated claims and claim adjustment expense for both reported claims and claims that have been incurred but have not yet been reported ("IBNR"). SNIC's ultimate liability may be materially more or less than current reserve estimates.

         Reserves for reported claims are established on a case-by-case basis. Case-by-case reserve amounts are determined by claim examiners, based on the examiner's judgment and experience, and on SNIC's reserving practices, which take into account the type of risk, the circumstances surrounding the claim or policy provisions relating to the type of loss, and historical paid claim and claim adjustment expense data for similar claims. Case-by-case reserves are not established for claim (loss) adjustment expense ("LAE"), and the entire reserve for LAE is established based upon the Company's historical paid data. SNIC's claims department regularly monitors reserve adequacy for claims that have occurred and been reported to it and adjusts such reserves as necessary.

         Claims and claim adjustment expense reserves for IBNR are estimated based on many variables including historical and statistical information, inflation, legal developments, the regulatory environment, benefit levels, economic conditions, judicial administration of claims, general frequency and severity trends, medical costs, and other factors affecting the adequacy of loss reserves. The senior officers of the Company review and adjust IBNR reserves monthly.

         SNIC utilizes the services of an independent actuarial firm to assist in its evaluation of the sufficiency of loss and loss adjustment reserves for purposes of meeting state insurance regulatory requirements. SNIC considers the estimates of the independent actuarial firm as corroborative evidence as to the reasonableness of its reserves. To the extent SNIC's reserves differ from those estimated by the independent actuary, management uses its best efforts to identify reasons for such differences and determine if modifications are necessary to its initial reserve estimates. No assurance can be given that the ultimate liability will not vary from such estimates.

         Adjustments in aggregate reserves are reflected in the operating results of the period during which such adjustments are made. Although claims for which reserves are established may not be paid for several years or more, the reserves are not discounted, except as required by the Code to calculate taxable income.

RECONCILIATION OF LIABILITY FOR CLAIMS AND CLAIM ADJUSTMENT EXPENSE

         The following table provides a reconciliation of the beginning and ending loss and loss adjustment expense reserves for each of the years in the three-year period ended December 31, 1995, computed in accordance with GAAP.

                                                                             YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------
                                                                           1995        1994         1993
                                                                        --------    --------      --------

                                                                              (Amounts in thousands)
Beginning reserve, gross of reinsurance . . . . . . . . . . . . . . .   $  171,258   $ 171,038   $ 136,102
Less: Reinsurance recoverable on unpaid losses  . . . . . . . . . . .       66,241      70,860      74,004
                                                                         ---------   ---------   ---------
Beginning reserve, net of reinsurance . . . . . . . . . . . . . . . .      105,017     100,178      62,098

Provision for net claims and claim adjustment expenses
     For claims occurring in current year . . . . . . . . . . . . . .       58,842      72,457      87,997
     For claims occurring in prior years  . . . . . . . . . . . . . .       (2,237)      6,304      25,820
                                                                         ---------   ---------   ---------
     Total claims and claim adjustment expenses . . . . . . . . . . .       56,605      78,761     113,817
                                                                         ---------   ---------   ---------
Payments for net claims and claim adjustment expense:
     Attributable to insured events incurred in current year  . . . .      (19,732)    (23,061)    (23,420)

     Attributable to insured events incurred in prior years . . . . .      (42,033)    (58,406)    (57,008)
                                                                         ---------   ---------   ---------
     Total claims and claim adjustment expense payments . . . . . . .      (61,765)    (81,467)    (80,428)
                                                                         ---------   ---------   ---------
Change in funds withheld  . . . . . . . . . . . . . . . . . . . . . .        2,892       7,545       4,691
                                                                         ---------   ---------   ---------
Ending reserves, net of reinsurance . . . . . . . . . . . . . . . . .      102,749     105,017     100,178
Reinsurance recoverable on unpaid losses  . . . . . . . . . . . . . .       38,025      66,241      70,860
                                                                         ---------   ---------   ---------
Ending reserves, gross of reinsurance . . . . . . . . . . . . . . . .    $ 140,774   $ 171,258   $ 171,038
                                                                         =========   =========   =========

              ANALYSIS OF DIRECT CLAIMS AND CLAIM ADJUSTMENT EXPENSE DEVELOPMENT

         The following table discloses the development of direct workers' compensation claims and claim adjustment expense reserves of SNIC from December 31, 1986 through December 31, 1995.

                                                     Calendar Years Ended December 31,
                      --------------------------------------------------------------------------------------------------------
                         1986       1987      1988      1989      1990      1991       1992       1993      1994       1995
                      ---------  --------- ---------  --------- --------- ---------  ---------  --------- ---------  ---------
                                                              (In thousands)
Reserve for Direct
  Unpaid Claims and
  Adjustment
  Expenses, Gross of
  Reinsurance
  Recoverables
  Reserve . . . . . .   $6,788    $21,969   $42,268   $60,615   $88,270  $116,811   $136,102   $171,038   $171,258   $140,774
Re-estimated as of:
  One Year Later  . .    7,313     24,241    43,581    68,718   112,160   144,676    162,634    171,960    162,635
  Two Years Later . .    8,585     26,120    46,788    79,059   111,151   143,912    148,906    161,262
  Three Years Later .   10,085     29,140    50,955    74,619   117,506   138,607    152,420
  Four Years Later  .   10,321     29,423    47,696    78,112   113,029   137,939
  Five Years Later  .   10,385     29,541    49,297    75,475   112,840
  Six Years Later . .   10,484     29,082    47,554    75,913
  Seven Years Later .   10,222     27,759    49,470
  Eight Years Later .   10,055     27,846
  Nine Years Later      10,053
Cumulative
  Deficiency
  (Redundancy)  . . .    3,265      5,877     7,202    15,298    24,570    21,128     16,318     (9,776)    (8,623)

Cumulative Amount of
  Reserve Paid
  through
  One Year Later  . .   $3,619     $9,447   $17,698   $24,478   $36,975   $53,914    $57,348    $60,726    $67,757
  Two Years Later . .    6,154     14,482    19,879    35,195    45,561    56,299     61,648     66,077
  Three Years Later .    7,859     15,777    25,830    38,067    52,811    63,354     63,523
  Four Years Later  .    8,721     18,666    26,165    38,261    56,369    64,703
  Five Years Later  .    9,385     19,384    26,026    40,794    57,768
  Six Years Later . .    9,630     19,660    27,181    42,032
  Seven Years Later .    9,541     20,707    27,202
  Eight Years Later .    9,712     20,803
  Nine Years Later  .    9,830
Gross Reserve - December 31 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  136,102    171,038    171,258    140,774

Reinsurance Recoverables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74,004     70,860     66,241     38,025
                                                                                    --------   --------   --------   --------
Net Reserve - December 31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62,098    100,178    105,017    102,749
                                                                                    ========   ========   ========   ========
Gross Re-estimated Reserve  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  152,420    161,262    162,635
Re-estimated Reinsurance Recoverables . . . . . . . . . . . . . . . . . . . . . . .   71,801     65,621     59,855
                                                                                    --------   --------   --------
Net Re-estimated Reserve  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80,619     95,641    102,780
                                                                                    ========   ========   ========

Net Cumulative Deficiency (Redundancy)  . . . . . . . . . . . . . . . . . . . . . . $ 18,521   $ (4,537)  $ (2,237)
                                                                                    ========   ========   ========


         The first line of the preceding table depicts the estimated liability for unpaid claims and claim adjustment expense recorded at the balance sheet date for each of the indicated periods. This liability represents the estimated amount of claims and claim adjustment expense for claims arising in all prior years that are unpaid as of the balance sheet date, gross of reinsurance recoverables reserve, including losses that had been incurred but not yet reported to SNIC. The preceding table also shows the re-estimated amount of the previously recorded liability based on experience as of the end of each succeeding year, including cumulative payments made for such claims since the end of the respective year. The lower portion of the table shows the cumulative amounts paid as of successive years for such claims. The estimates change as more information becomes known about the frequency and severity of claims for each year. A (redundancy) deficiency exists when the initial liability estimate is (greater) less than the re-estimated liability at each December 31.

         The increase in estimated ultimate claims and claim adjustment expense from 1986 to 1988 was due to the lack of Company history, which prevented management from accurately estimating ultimate loss costs. For years 1989 to 1992, the increase in estimated ultimate claims and claim adjustment expense was driven by continuing litigation in the workers' compensation market and the economic recession, which encouraged the filing of both stress claims and fraudulent claims.

         Currently, the Company prepares on a monthly basis a comprehensive analysis of workers' compensation experience and the reserving process is continually modified to consider additional information regarding trends in pricing, frequency, and severity.

         In 1995, and continuing into the first half of 1996, the Company experienced decreased frequency and severity with respect to claims incurred during such periods, and favorable development emerged on prior accident years' losses as well. The Company's 1995 accident year net claim and claim adjustment expense ratio for accident year 1995 at the end of calendar year 1995 was 65.6%, versus 65.6% for accident year 1994, and 57.3% for accident year 1993, at the respective calendar year ends. Further, during calendar year 1995, the Company recorded a $2.2 million decrease in prior accident year claims and claim adjustment expense. Management decreased the provision for IBNR losses ceded under per-risk excess of loss contracts by $6.4 million based upon its historical experience.

         During 1995, the Company experienced approximately $8.6 million of favorable development on direct claim and claim adjustment expense reserves estimated at December 31, 1994. Management believes the favorable development resulted from the Company's improved claims management controls and decreased claim severity, particularly in the medical component of the workers' compensation line. Similar favorable development on pre-1995 losses has been experienced elsewhere in the California workers' compensation industry. Offsetting the favorable direct development in large part was the re-estimation during 1995 of reinsurance receivables recorded at December 31, 1994 from approximately $66.2 million to approximately $59.9 million at December 31, 1995.

         In 1993, SNIC experienced significant adverse development on 1992 accident year claims. In addition to adjusting the 1992 accident year claims estimates to levels indicated by 1990 and 1991 accident year experience, SNIC also established initial reserves for the 1993 accident year above the level of initial reserves established for prior years. During 1995, the Company recognized approximately $10.7 million of favorable development on direct claim and claim adjustment expense reserves estimated at December 31, 1994 pertaining to years prior to 1994. Management believes the favorable development resulted from the Company's improved claims management controls and decreased claim severity, in both the medical and vocational rehabilitation components of the workers' compensation line. Similar favorable development on pre-1994 losses has been experienced elsewhere in the California workers' compensation industry.

         SNIC significantly increased its direct reserves in 1992 based on the results of an independent actuarial review effective June 30, 1992, of outstanding claims. The review was commenced primarily because SNIC was experiencing higher than anticipated costs for claims, including increases in vocational rehabilitation, medical expenses, and claim adjustment expense, on the 1990 and 1991 accident years, partially offset by modest improvement in prior accident years. Management believes the workers' compensation laws in effect during 1990 and 1991 encouraged claimants to file fraudulent or abusive claims, causing the increase in claims costs, and SNIC responded by increasing net of reinsurance reserves for prior accident years' claims by $12.5 million in 1992. Accident year 1992 reserves, however, were recorded at levels consistent with pre-1990 and 1991 experience. During 1995, the Company's direct claims and claim adjustment expenses for years 1992 and prior increased from $149 million in 1994 to $152.5 million in 1995, an increase of $3.5 million.

         Conditions and trends that have historically affected SNIC's claims may not necessarily be indicative of conditions and trends that will affect future claims. Accordingly, it would not be appropriate to extrapolate future redundancies or deficiencies based on the results set forth above.

DISCONTINUED P&C OPERATIONS

         SNIC's discontinued operations consist of P&C business that was discontinued effective September 30, 1993. The discontinued operations liabilities principally pertain to contractors' general liability policies underwritten from 1986-1990. There is often a significant lag between the date of loss of construction-related claims and the date such claims are reported to SNIC. SNIC believes the existing reserve provision, and the assets allocated to support the discontinued operations, are sufficient to cover future claims, but there is significant uncertainty associated with the reporting and severity of construction claims.

         In 1993, the Company recorded a pre-tax charge to income of $3.0 million for estimated operating losses during the phase-out period. During the second quarter of 1995, the Company increased by approximately $15 million its reserves for discontinued operations for accident years 1994 and prior. This increase in claims and claim adjustment expense reserves from the original estimate at the measurement date resulted from increased frequency and severity of claims incurred from those years, relative to previous expectations, which in turn caused an increase in the estimated ultimate claims and claim adjustment expense reserves related to 1994 and prior years.

         SNIC supports discontinued operations with $40.6 million of reinsurance receivables and other assets. At December 31, 1995, discontinued operations assets consisted of $28.5 million of reinsurance receivables associated with the 1991 Centre Aggregate Excess of Loss Contract, and $12.0 million of other reinsurance recoverables on paid and unpaid losses. As of June 30, 1996, those reinsurance recoverables had decreased to $21.8 million and the other reinsurance recoverables had decreased to $9.7 million. To the extent that cash recoveries under the Centre contracts do not match cash requirements of SNIC's discontinued operations, reinsurance receivables will be substituted with cash from continuing operations, and the reinsurance receivables will be re-established in continuing operations. Management estimates that the discontinued operations will essentially have "run off" by the year 2000.

RECONCILIATION OF LIABILITY FOR DISCONTINUED OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSE

         The following table provides a reconciliation of the beginning and ending loss and loss adjustment expense reserves for discontinued operations for each of the years in the three-year period ended December 31, 1995, computed in accordance with GAAP.

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                               1995       1994        1993
                                                                             --------  --------    --------
                                                                                (Amounts in thousands)
Beginning reserve, gross of reinsurance . . . . . . . . . . . . . . . . .   $ 36,410   $  54,898  $  66,532

Less:  Reinsurance recoverable on unpaid losses . . . . . . . . . . . . .     28,259      27,861     30,384
                                                                            --------    --------   --------
Beginning reserve, net of reinsurance . . . . . . . . . . . . . . . . . .      8,151      27,037     36,148
Provision for net claims and claim adjustment expenses
   For claims occurring in current year . . . . . . . . . . . . . . . . .          -       4,482      7,182

   For claims occurring in prior years  . . . . . . . . . . . . . . . . .     15,006      (2,294)     5,945
                                                                            --------    --------   --------
   Total claim and claims adjustment expenses . . . . . . . . . . . . . .     15,006       2,188     13,127
                                                                            --------    --------   --------
Payments for net claims and claim adjustment expense

   For claims occurring in current year . . . . . . . . . . . . . . . . .          -      (3,019)    (1,969)
   For claims occurring in prior years  . . . . . . . . . . . . . . . . .    (11,272)    (18,055)   (20,269)
                                                                            --------    --------   --------
   Total claim and claims adjustment expense payments . . . . . . . . . .    (11,272)    (21,074)   (22,238)
                                                                            --------    --------   --------
Change in funds withheld  . . . . . . . . . . . . . . . . . . . . . . . .     (8,968)          -          -
                                                                            --------    --------   --------
Ending reserves, net of reinsurance . . . . . . . . . . . . . . . . . . .      2,917       8,151     27,037
Reinsurance recoverable on unpaid losses  . . . . . . . . . . . . . . . .     37,609      28,259     27,861
                                                                            --------    --------   --------
Ending reserves, gross of reinsurance . . . . . . . . . . . . . . . . . .   $ 40,526    $ 36,410   $ 54,898
                                                                            ========    ========   ========

ANALYSIS OF DISCONTINUED OPERATIONS DIRECT CLAIMS AND CLAIM ADJUSTMENT EXPENSE DEVELOPMENT

         The following table discloses the development of direct discontinued operations claims and claim adjustment expense reserves from December 31, 1986 through December 31, 1995.


                                                  Calendar Year Ended December 31,
                        ----------------------------------------------------------------------------------------------
                        1986      1987      1988      1989      1990      1991      1992      1993      1994      1995
                        ----------------------------------------------------------------------------------------------
                                                           (In thousands)
Reserve for Direct
  Unpaid Claims and
  Claim Adjustment
  Expenses, Gross of
  Reinsurance
  Recoverables        $ 4,115   $12,678   $25,935   $41,088   $56,735   $65,629   $66,532   $54,898   $36,410   $40,526
  Reserve . . . . .
Re-estimated as of:
  One Year Later  .     7,077    19,879    32,395    56,092    73,295    83,770    73,298    56,041    54,855
  Two Years Later .     7,669    25,865    43,160    60,679    89,336    91,453    73,067    75,703
  Three Years Later    10,421    30,455    43,585    72,860    98,206    90,717    96,531
  Four Years Later      9,761    30,134    52,261    82,218   102,538   117,215
  Five Years Later      9,914    34,215    61,539    84,304   126,431
  Six Years Later .    12,385    38,051    63,072   103,326
  Seven Years Later    14,037    38,844    77,080
  Eight Years Later    13,667    44,129
  Nine Years Later     15,230
Cumulative             11,115    31,451    51,145    62,238    69,696    51,586    29,999    20,805    18,445
  Deficiency  . . .

Cumulative Amount of
  Reserve Paid
  Through
  One Year Later  .   $ 1,528   $ 7,529   $13,754   $19,839   $26,587   $29,274   $26,473   $23,043   $14,329
  Two Years Later .     3,253    13,146    15,301    26,399    31,124    29,165    23,483    16,203
  Three Years Later     4,553    15,900    19,844    32,188    39,486    28,136    18,380
  Four Years Later      5,828    18,915    23,007    37,758    42,399    23,255
  Five Years Later      6,751    22,329    28,609    38,798    40,990
  Six Years Later .     8,308    26,129    31,715    37,585
  Seven Years Later    11,486    27,645    31,247
  Eight Years Later    13,138    27,791
  Nine Years Later     13,456
Gross Reserve - December 31 . . . . . . . . . . . . . . . . . . . . . . . . . .     66,532    54,898    36,410    40,526

Reinsurance Recoverables  . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,384    27,861    28,259    37,609
                                                                                  --------  --------  --------  --------
Net Reserve - December 31 . . . . . . . . . . . . . . . . . . . . . . . . . . .     36,148    27,037     8,151     2,917
                                                                                  ========  ========  ========  ========
Gross Re-estimated Reserve  . . . . . . . . . . . . . . . . . . . . . . . . . .     96,531    75,703    54,855

Re-estimated Reinsurance Recoverables . . . . . . . . . . . . . . . . . . . . .     35,470    32,643    31,698
                                                                                  --------  --------  --------
Net Re-estimated Reserve  . . . . . . . . . . . . . . . . . . . . . . . . . . .     61,061    43,060    23,157
                                                                                  ========  ========  ========
Net Cumulative Deficiency . . . . . . . . . . . . . . . . . . . . . . . . . . .    $24,913   $16,023   $15,006
                                                                                  ========  ========  ========



         The first line of this table depicts the estimated liability for unpaid claims and claim adjustment expense for discontinued operations recorded for each of the indicated periods. The table follows the form of the table depicting workers' compensation reserve development in "--Analysis of Direct Claim and Claim Adjustment Expense Development," above.

         From 1986 to 1990, the increase in ultimate claims and claim adjustment expense for discontinued operations was due to the lack of Company history, as well as changes in economic and legal environments that prevented management from reasonably estimating ultimate loss costs. Thereafter, a full actuarial analysis has been performed semi-annually taking into account the Company's history of reserve development, industry claim experience, and the effects of litigation on future loss costs.

         A significant percentage of the Company's pre-1991 ultimate loss costs and reserve development are attributable to construction defect claims associated with commercial package policies sold to general contractors, developers, and artisan contractors from 1986 to 1991. Other carriers writing these same lines of business have also been negatively affected by the unfavorable increase in claims frequency and severity that occurred as a result of changes in the economic and legal environment during this time. At December 31, 1995, approximately $29 million of the total $40.5 million (approximately 72%) of direct reserves for discontinued operations, and approximately 500 of the Company's 600 (approximately 83%) incurred-but-not-reported claim counts, were attributable to expected future reports of construction defect claims. Approximately $4.9 million of the total $40.5 million of direct reserves for discontinued operations at December 31, 1995 was attributable to a single claim paid shortly after year end. At June 30, 1996, direct reserves for discontinued operations had decreased $9.0 million to $31.5 million.

         The Company began to separately monitor the effects of construction defect claims beginning in 1993. Prior to 1993 the effects of construction defect claims were combined with all other general liability business for reserve valuation purposes. The frequency, severity, and time lag between the occurrence and reporting dates of such claims varies significantly from the statistics associated with all other lines and sublines of the Company's claims and claim adjustment expense reserves for discontinued operations. Effective June 30, 1995, the Company recorded on approximately $15 million pre-tax ($9.8 million net of tax) charge for discontinued property and casualty operations due principally to an increase in management's estimates of incurred-but-not-recorded construction defect claims.

         The frequency of newly-reported construction defect claims increased significantly from July through December 31, 1995. This trend slowed during the first six months of 1996. Management believes the increase in new construction defect claims was attributable to the California Supreme Court decision in Montrose Chemical Corporation v. Admiral Insurance Company ("Montrose") handed down in July 1995. The Montrose decision effectively broadened the definition of "loss occurrence" to include the entire period beginning with the construction date and ending with the date litigation associated with defective construction is finally resolved. Since July 1995 the Company has been served with lawsuits on allegedly defective construction projects where the manifestation of the loss, the immediate cause of the loss, and the first report of the loss, all fall outside of the Company's policy terms. Regardless, under the Supreme Court's ruling, the Company is compelled to defend the "insured" and contribute to loss settlements.

         Management believes its current reserves are adequate to cover this increase in claims activity, depending on the length of time the recent reporting trends continue. Management cannot predict the volume of future Montrose-related claims, the cost of handling the claims, or the ultimate severity of loss associated with such claims. Further, the approximately $15 million pre-tax charge to discontinued operations recorded effective June 30, 1995, was estimated before the effects of the Montrose decision were reflected in the Company's loss experience. There can be no assurance, therefore, that further upward development of ultimate loss costs associated with construction defect claims will not occur.

         The Company has also experienced significant development with respect to loss costs for components of discontinued operations other than construction defect claims. While these other claims are generally more predictable than construction defect claims, there can be no assurance that further upward development of loss costs associated with such claims will not occur.

REINSURANCE

         Reinsurance is generally used to reduce the liability on individual risks and to protect against individual risk or aggregate catastrophic losses. SNIC follows industry practice of reinsuring a portion of its risks. The availability and cost of reinsurance are subject to prevailing market conditions and may affect SNIC's profitability. SNIC believes the terms of its contracts are consistent with industry practice and its reinsurance program is based on security of the reinsurers, coverage, and price. SNIC monitors its reinsurers' financial condition carefully and recoverable losses are pursued aggressively. Occasionally SNIC is involved in disputes with reinsurers, which, if not settled, may be resolved in arbitration. As of June 30, 1996, SNIC was not involved in disputes with any of its reinsurers related to the workers' compensation operations.

         Effective June 30, 1991 SNIC entered into an aggregate excess of loss reinsurance contract ("1991 Contract") with Centre. Under the 1991 Contract, SNIC purchased for $50 million reinsurance for claims and claim adjustment expense incurred on or prior to June 30, 1991 to the extent that these amounts were unpaid at June 30, 1991. The coverage obtained was $87.5 million in excess of SNIC's retention equal to $55.7 million. Additionally, SNIC ceded approximately $69.1 million of earned premiums and $78.1 million of claims and claim adjustment expense to Centre through December 31, 1992. Total claims and claim adjustment expenses occurring prior to December 31, 1992 were ceded to Centre in the amount of $165.6 million under the 1991 Contract. Prospective cessions of premium and claims were effectively terminated by mutual consent of SNIC and Centre effective December 31, 1992; however, all other terms of the 1991 Contract remain in effect until the treaty terminates on January 1, 1998.

         During the first six months of 1996 and fiscal year 1995, $24 million and $19.8 million of ceded losses, respectively, were recovered under the 1991 Contract. Reinsurance recoverable (anticipated future cash reimbursements from reinsurers) of $121.8 million, $145.8 million and $165.6 million for the six months ended June 30, 1996 and the years ended December 31, 1995 and 1994, respectively, is expected under the 1991 Contract. Under related reinsurance agreements with Centre, SNIC holds funds withheld collateral of $93.9 million, $105.7 million and $111.7 million for the six months ended June 30, 1996 and the years ended December 31, 1995 and 1994, respectively, and irrevocable letters of credit of $37.7 million, $27.6 million and $62.3 million for the six months ended June 30, 1996 and the years ended December 31, 1995 and 1994, respectively.

         Effective January 1, 1993, SNIC entered into an aggregate excess of loss reinsurance contract ("1993 Contract") with Centre. From SNIC's perspective the 1993 Contract substantively operated as a one year contract with at least four one year options to renew exercisable solely at SNIC's election during the first five years of the contract. Subsequent to January 1, 1998, the 1993 Contract could have been terminated by either SNIC or Centre upon 30 days' notice. The 1993 Contract required SNIC to cede not less than $15.0 million and not more than $20.0 million of premiums to Centre with respect to any covered accident year. Claims and allocated claim adjustment expenses occurring during the accident year are ceded to Centre in excess of a variable percentage of earned premium (57.5%, 56.5% and 60% for the 1993, 1994 and 1995 accident years, respectively) and are subject to a limit of 130% of ceded earned premium, not to exceed $26.0 million for any accident year. Effective January 1, 1996, the 1993 Contract was canceled at SNIC's election. The termination of the 1993 Contract did not result in either a profit or loss being recognized by SNIC.

         SNIC maintains excess of loss reinsurance contracts with various reinsurers and a quota-share contract with ZRC. Under its current excess of loss contracts (with multiple reinsurers), various reinsurers collectively assume liability on that portion of each loss that exceeds $500,000 on a per occurrence basis, up to a maximum of $150 million per occurrence.

         Effective January 1, 1994, SNIC entered into a quota-share reinsurance contract ("Quota Share Contract") with ZRC. Under the Quota Share Contract, ZRC provides SNIC with an Assumption of Liability Endorsement ("ALE") facility (based on a 50% quota-share cession during 1995 and 25% during 1996) and has the option to modify its percentage participation in subsequent years. The ceding rate under the contract was 20% for 1994, and ZRC and SNIC mutually agreed to reduce the quota-share participation to 5% for 1995 and 1996. Further, SNIC receives ceding commissions ranging between 22.5% and 24.5% for premiums ceded to ZRC. The purpose of the ceding commission is to cover SNIC's cost of acquiring new business and it may be changed as a result of changes in market conditions on a quarterly basis. All other terms of the contract remain in effect for 1996.

         Reinsurance makes the assuming reinsurer liable to the insurer to the extent of the reinsurance ceded, but it generally does not legally discharge an insurer of its primary liability for the full amount of the policy liability (except for ALEs). If a reinsurer fails to meet its obligations under the reinsurance agreement, the ceding company is required to pay the loss. With respect to policies with an ALE, however, in the event that SNIC is unable to meet its claim payment obligations, ZRC assumes all responsibility for the payment of losses related to the policy. All of the excess of loss reinsurance is with non-affiliated reinsurers.

         SNIC's reinsurance contracts are generally entered into on an annual basis. SNIC has maintained reinsurance treaties with many reinsurers for a number of years. In general, SNIC's reinsurance contracts are of the treaty variety and cover underwritten risks specified in the treaties. SNIC also from time to time purchases facultative reinsurance covering specific liabilities or policies underwritten. As of June 30, 1996, Centre, ZRC, and General Reinsurance Corporation accounted for 78%, 5% and 8%, respectively, of total amounts recoverable by SNIC from all reinsurers on paid and unpaid claims and claim adjustment expenses. At December 31, 1995, these percentages were 79%, 5%, and 7%, respectively. No other reinsurer accounted for more than 10% of such recoverable amounts.

INVESTMENTS

         The amount and types of investments that may be made by the Company are regulated under the California Insurance Code and rules and regulations promulgated by the DOI. The investments of the Company are primarily managed internally, although SNIC hires an outside investment management company as needed on a fee for service basis. The Company's consolidated portfolio consisted almost entirely of fixed income securities as of December 31, 1995. The bond portfolio is heavily weighted toward short to intermediate term, investment grade securities rated A or better, with approximately 96% rated AA or better.

         Funds withheld assets having carrying and market values of $114.9 and $117.1 million, respectively, at December 31, 1995, are withheld from Centre as collateral under the 1991 and 1993 Contracts. All investment income and market value risk associated with such assets is Centre's. Interest expense in the amount of $8.8 million and $7.5 million was paid to Centre during 1995 and 1994, respectively. At such time that Centre is obligated to pay SNIC under the 1991 and 1993 contracts, SNIC will be reimbursed for the carrying of the funds withheld assets. Funds withheld assets are carried as held-to-maturity.

         The table below contains information concerning the composition of the Company's investment portfolio at December 31, 1995:


                                                                 Carrying        Market
                               Type of Investment                Amount(1)       Value
                               ------------------               -----------   ----------
              Bonds(2)                                              (In thousands)
              -----
              U.S. government and agencies  . . . . . . . .     $ 33,303      $ 33,303
              AA/Aa rated . . . . . . . . . . . . . . . . .        1,976         1,976
              A rated . . . . . . . . . . . . . . . . . . .        3,628         3,628
              BBB/Baa rated . . . . . . . . . . . . . . . .        3,146         3,146
                                                                --------      --------
                     Total Bonds  . . . . . . . . . . . . .       42,053        42,053
              Invested cash and short-term investments  . .        7,745         7,745
              Common stocks . . . . . . . . . . . . . . . .          689           689
              Funds withheld from reinsurers  . . . . . . .      114,921       117,073
                                                                --------      --------
                     Total  . . . . . . . . . . . . . . . .     $165,408      $167,560
                                                                ========      ========
----------------------

(1) Carrying amount is amortized cost for bonds held to maturity, and market value for bonds held for sale, common stocks, and short-term investments.

(2) Standard & Poor's Corporation defines "AAA" rated securities as "highest rating, extremely strong security," "AA" rated securities as "very strong security," "A" as "strong security," "BBB" as adequate security," and "BB" as "low quality." Moody's Investor Services, Inc. defines "Aaa" rated securities as "best quality," "Aa" as "high quality," "A" as "strong security," "Baa" as "adequate security," and "Ba" as "low quality."

         The table below reflects investments and interest earned thereon and average annual yield on investments for each year in the five-year period ended December 31, 1995.

                                                                            Year Ended December 31,
                                                        -------------------------------------------------------
                                                          1995         1994        1993      1992       1991
                                                        ---------   ---------   ---------  ---------  ---------
                                                                     (Dollar amounts in thousands)
Total investments at end of period  . . . . . . . .     $165,408   $174,345    $144,778   $151,354   $80,261
Net investment income before taxes  . . . . . . . .     $  9,784   $  9,049    $  9,550   $ 10,802   $ 5,911

Average annual yield on ending investment portfolio
         (before taxes) . . . . . . . . . . . . . .          5.9%       5.2%        6.6%       7.1%      7.4%


         The Company in monitoring its asset and liability match attempts to keep the investment duration at the mid-point of the payout pattern. As of December 31, 1995, the investments under the Company's management (i.e., excluding funds withheld) have a duration of 3.49 years.

         The table below sets forth the maturity profile of the Company's bond portfolio at market value as of December 31, 1995:

                                                                        Bonds Rated(1)
                                                      -------------------------------------------------
                      Maturity                        AAA/Aaa     AA/Aa        A       BBB/Baa    Total
                      --------                        -------    -------    -------    -------  -------
                                                                 (Dollar amounts in thousands)
1 year or less  . . . . . . . . . . . . . . . . .    $ 30,646                                   $ 30,646
More than 1 year, through 3 years . . . . . . . .      25,948               $1,138     $3,146     30,232
More than 3 years, through 5 years  . . . . . . .      28,372                2,489                30,861

More than 5 years, through 10 years . . . . . . .      19,536    $1,976                           21,512
More than 10 years, through 15 years  . . . . . .      25,452                                     25,452
More than 15 years  . . . . . . . . . . . . . . .      20,423                                     20,423
                                                      -------   -------    -------    -------    -------
Total . . . . . . . . . . . . . . . . . . . . . .    $150,377    $1,976     $3,627     $3,146   $159,126
                                                      =======   =======    =======    =======    =======

----------------------
(1) Ratings as assigned by Standard & Poor's Corporation and Moody's Investor Services, Inc., except securities issued by the U.S. government and agencies are included in the "AAA/Aaa" rating category.


INFORMATION SERVICES

         The Company emphasizes the development of personal computer based information and processing systems for use in all areas of its business. Management believes that personal computer based processing systems enable the Company to compete more effectively through enhanced policyholder services, efficient underwriting, more effective claim support systems, reduced processing costs, and timely management information. One of the Company's key strategic initiatives is the maintenance of a creative, flexible, and dynamic data processing ("DP") capability. The Company has historically invested 1% to 2% of direct written premiums annually in its DP operations, but that percentage is expected to increase to approximately 3% during 1996.

         SNIC management believes that personnel productivity, and underwriting and claims processing effectiveness, can be greatly improved through its computer systems. Beginning in late 1991, the Company began to upgrade its DP operations to take advantage of the new technologies and switched to a current generation database engine to maintain the claims and underwriting databases. The claims processing system was placed in service in early 1992, and is continually modified to reflect new procedural and regulatory requirements. A new Windows(R) based underwriting and policy issue system was placed in service in mid-1993.

         Concurrent with the enhancements of the claims and underwriting systems, management commenced a project to enhance the quality, quantity, and timeliness of information available to management to monitor the Company's operations, and to feedback corrections to the operations personnel. Management believes most insurance companies monitor their operations, and feedback corrections to their staff, quarterly; a large minority do this annually, and a small minority do it monthly. SNIC management views quarterly or less frequent monitoring and feedback as insufficient, and from 1992 to mid-1994 systems were implemented to permit management to control the Company using batch processed reports, mostly printed on paper, that were prepared no less frequently than monthly and, to a major extent in the claims department, weekly.

         Beginning with the installation of SNIC's proprietary SWAMI(SM) system in mid-1994, SNIC adjusted the Company's monitor and feedback cycle to no less frequently than weekly, and in many respects to a daily basis. Management believes this to be necessary due to the information intensive nature of the insurance business; lack of information represents a major aspect of underwriting risk. The role of SWAMI(SM) is to provide quality, detailed, timely information to management as needed to reduce the risk represented by lack of information. The SWAMI(SM) system has been constantly enhanced since its implementation.

         Management considers information monitoring to be meaningful only if the result is a thorough understanding of the Company's experience; generally, that means a need to understand claim frequency and severity by workers' compensation line components, and paid, reported, and ultimate losses, all available by producing office, claims servicing office, agent, and underwriter. Management must also have immediate access to the details behind the numbers, and that information has to be accessible to, and understandable by, non-actuarial and non-data processing personnel and executives. SWAMI(SM) provides information of sufficient type and quality such that virtually all of the routine data processing generated paper reports historically used by the Company have been rendered obsolete.

         SWAMI(SM) provides a variety of underwriting information as well.
SNIC management has the ability to monitor producer production and profitability, selected by branch, whether or not in force, and quickly review any producer's experience in a variety of ways. Detailed information for each producer can be instantaneously reviewed on an accident year, policy year, or calendar year basis. The system provides analytical analysis as to producers, underwriters, or branch operations, which management uses to take corrective action with respect to unprofitable producers or ineffective staff. The system permits management to evaluate commissions, in-force business, collections activity, and product pricing, in detail, utilizing information that is no more than 24 hours old.

         The Company has comprehensive physical and virtual safeguards for its information and processing systems. Disaster recovery programs and back-up procedures include nightly back-up storage of all transactions and changes to the system's database. At the end of each business day, the Company transfers this information to tapes that are stored off site. The Company maintains back-up systems in the branch offices to use if the main system fails. Computer access is restricted by use of codes and passwords.

COMPETITION

         California is the largest single-state workers' compensation insurance market in the United States. For 1995, the latest period for which data are available, the total direct workers' compensation written premiums in the State of California were approximately $6.9 billion, of which SNIC wrote approximately $102 million, or 1.5%. Approximately 300 companies reported to the WCIRB that they wrote workers' compensation insurance in 1994.

         The workers' compensation insurance industry in California is extremely competitive. Many of SNIC's competitors have been in business longer, have a larger volume of business, offer more diversified types of insurance coverage, have greater financial resources, and have greater distribution capabilities than SNIC. SNIC believes that the dominant competitor in the California workers' compensation industry is the State Compensation Insurance Fund. SNIC historically concentrated on insuring medium to small workers' compensation accounts with less than $75,000 in annual premiums, where it competed primarily on the basis of limited loss control services to insureds who were not generally offered such services, and claim management services. In late 1991, SNIC developed and began marketing a small workers' compensation product targeted at accounts with annual premiums below $10,000 where the underlying payroll is predominately concentrated in specific employment classifications.

         The workers' compensation market is commodity-oriented, highly fragmented, and reflective of intense price competition. Nevertheless, because each risk is somewhat unique in terms of insurance exposure, different insurers can develop widely divergent estimates of prospective losses. Most insurers attempt to segment classes within markets so that they target the more profitable sub-classes with lower, although adequate, rates given the estimated profitability of the segment. In some cases, no statistics are available for the sub-classes involved, and the insurer implements discounted rate structures based solely on theoretical judgment. Finally, different insurers have widely divergent internal expense positions resulting from differing distribution methods, economies of scale, and efficiency of operations. Therefore, although workers' compensation insurance is a commodity, the price of insurance does not necessarily reflect commodity pricing.

         Beginning in mid-1994 many of SNIC's competitors began offering bonus commissions to their producers ranging from five to ten percentage points or more above the standard commissions historically paid. Some of SNIC's competitors continue to offer bonus commission plans in spite of the significant decline in rate levels experienced since January 1, 1995. To date, SNIC has not offered bonus commission programs generally to its producers, but, when appropriate, SNIC will negotiate with individual producers on a case by case basis.

         SNIC's ability to attract and retain customers (and therefore, producers) results from price structures that have been tailored to attract certain sub-segments of the workers' compensation insurance market. Nevertheless, SNIC's existing and prospective customer bases are vulnerable to competition, especially from larger insurers that at any time are capable of penetrating SNIC's markets with products priced at levels substantially below SNIC's.

REGULATION

         SNIG and its subsidiaries are subject to extensive governmental regulation and supervision. Regulations relate to such matters as prior approval of rates, adequacy of reserves, types and quality of investments, minimum capital and surplus requirements, deposit of securities for the protection of policyholders, statutory financial reporting requirements, and restrictions on shareholder dividends. SNIG and its insurance subsidiaries are also subject to periodic examination by the DOI and must file annual and other reports on their financial condition and other financial matters. In addition, assessments are made against SNIC to cover liabilities to policyholders of insolvent insurance companies and various state regulated involuntary or assigned risk pools have been created to provide insurance coverage for insureds that are unable to obtain insurance from private companies. The regulation and supervision of insurance companies by state agencies is designed principally for the benefit of their policyholders, not their shareholders. SNIG believes that it and its subsidiaries are in compliance with state regulatory requirements that are relevant to their respective businesses.

         During the fourth quarter of 1995, the DOI started the tri-annual audit of SNIC covering the three years ended December 31, 1994. The audit has been completed and the draft of the DOI's report provided to management in March 1996, indicated no material issues or actions needed to be taken by SNIC in either its operations or financial statements.

         The California Insurance Code requires the DOI to approve any proposed change of control of the Company. For such purposes, "control" is presumed to exist if any person, directly or indirectly, owns, controls, holds the power to vote, or holds proxies representing more than 10% of the voting securities of the Company.

         The California Insurance Code also limits the amount of dividends or distributions an insurance subsidiary may pay in any 12-month period to the greater of (a) net income for the preceding year or (b) 10% of statutory policyholders' surplus as of the preceding December 31. Payments of greater amounts require the approval of the DOI.

         The California Workers' Compensation Reform Act passed into law in 1989 (the "Reform Act") provided for substantial changes to the California workers' compensation system beginning January 1, 1990. The changes included an increase of 50% in maximum temporary disability and permanent total disability benefits over two years and smaller increases in maximum death benefits and maximum vocational rehabilitation allowances. In addition, the Reform Act created an arbitration process that was intended to streamline the resolution of contested claims and reduce the number of medical opinions allowed in such claims. A bill clarifying and amending certain provisions of the Reform Act became effective on January 1, 1991. The legislation was intended to provide technical corrections for the administrative costs of the Reform Act. The legislation revised the standards for the use of qualified medical evaluators and allows the injured worker, the employer, and any attorney involved, to use one expert, thus reducing the costs of defense and medical and legal costs. The bill also revised the standard for psychiatric injuries and vocational rehabilitation services. Further, payments of temporary disability, partial disability, permanent disability and death benefits were also increased. The increased benefits and inadequate controls over medical service providers under the Reform Act significantly increased SNIC's loss payments during 1990, 1991, and 1992.

         In July 1993, the California legislature enacted a series of bills to significantly change the California workers' compensation system ("1993 Reforms"). The 1993 Reforms were intended to provide substantial cost savings as a result of: (i) a higher compensability standard for psychiatric injuries through a requirement that work be the predominant cause (more than 50%) in contrast to the previously existing 10% cause standard; (ii) a provision that psychiatric injuries are not compensable if they arise from lawful personnel actions; (iii) restrictions on post-termination claims unless, among other things, notice of an injury prior to termination is given; (iv) possible extension of the employers' control of medical treatment of up to one year; (v) imposition of a cap of $16,000 on vocational rehabilitation costs, which previously were not subject to maximum dollar limitations; (vi) restrictions on the number and timing of medical-legal evaluations; (vii) a prohibition on referrals by physicians and other providers to facilities in which they have a financial interest; (viii) a requirement that a schedule of medical-legal fees be developed; and (ix) a strengthening of provisions intended to combat fraudulent claims and abuse of the system by providing for felony penalties, restitution and civil liability. In each case, these provisions contain various qualifications and conditions.

         The 1993 Reforms also increase insurers' costs as a result of benefit increases commencing July 1, 1994, and continuing through July 1, 1996. In addition, the 1993 Reforms reduced revenue through an immediate 7% reduction in minimum rates. The legislation permitted the DOI to approve even lower rates, and, effective January 1, 1994, the DOI ordered a further 12.7% reduction in minimum rates. Minimum rates were once again reduced by 16.0% effective October 1, 1994.

         Effective January 1995, California's minimum rate law was replaced by an open rating system. Under this new rating system, individual insurance companies file rates and rules not less than 30 days prior to their effective date, and such rates can only be disapproved by the DOI after a hearing and only on the basis of solvency, market share, or improper filing. The 1993 Reforms also permit certain large entities or groups in the construction business to establish alternative workers' compensation programs. The 1993 Reforms contain numerous other provisions, including limitations on grounds for cancellation of policies.

         While the first 18 months of open rating have seen intense price competition, leading to lower average premiums per policy, SNIC cannot predict the ultimate effect of open rating on its workers' compensation business. The specified benefit increases are scheduled to occur gradually over a three-year period. The potential cost savings from the other reforms discussed above may not be realized for some period of time, and there can be no assurance that the intended benefits of the cost savings provisions will materialize. SNIC believes the rates it has filed with the DOI are adequate, but it is unable to predict the degree to which such rates will continue to be competitive in the marketplace.

         The California legislature passed, and the DOI has issued its guidelines with respect to the implementation of, Assembly Bill 1913 ("AB 1913"). AB 1913, among other things, causes the experience modification factor of a current workers' compensation policy and the immediately preceding two policies (regardless of carrier) to be subject to revision if a claim used in a modification closes on or after January 1, 1995 for a value of 60% or less than its highest earlier reported value, if the highest reported incurred value was $10,000 or more. Such a change in the experience modification factor will require the current workers' compensation carrier to return a portion of a policyholders' premium for the current and preceding two policies' periods regardless if the current carrier was the insured's previous carrier. WCIRB estimates of the ultimate cost to California workers' compensation underwriters range from 1% to 2.5% of 1996 premium; however, these estimates are based upon broad industry estimates and could vary significantly from company to company based upon the type of claims incurred, size of employer, and employer industry group. Because of the uncertainty and variability regarding the effects of AB 1913, no reasonable estimate of the cost can be made. The Company's management is monitoring the situation and will book reserves as necessary.

         Proposed federal legislation has been introduced from time to time in recent years that would provide the federal government with substantial power to regulate P&C insurers including state workers' compensation systems, primarily through the establishment of uniform solvency standards. Proposals also have been discussed to modify or repeal the antitrust exemption for insurance companies provided by the McCarran-Ferguson Act. The adoption of such proposals could have a material adverse impact upon the operations of the Company.

         Proposition 103, a ballot initiative passed by California voters on November 8, 1988, requires rate rollbacks and prior approval of rates and imposes other requirements on P&C insurers. Proposition 103, by its terms, does not apply to workers' compensation insurance, but does apply to the types of property and casualty insurance that SNIC wrote prior to 1994. Effective October 1993, SNIC reached an agreement with the DOI under which SNIC's Proposition 103 rate rollback liability was established, and permanently settled, at a zero dollar amount.

         A risk-based capital formula was adopted by the National Association of Insurance Commissioners ("NAIC") in December 1993 for the purpose of helping regulators identify P&C insurers that may be in financial difficulty. Each insurer is required to report to regulators the quality of its capital as measured by the company's Authorized Control Level Risk Based Capital ("ACLRBC") and the relationship of its modified capital base to the level of risk assumed in specific aspects of its operations. The formula does not address all of the risks associated with the operations of an insurer, but does provide a minimum threshold measure of capital adequacy by individual insurance companies. The formula does not purport to compute a target level of capital. Companies falling below the threshold will be placed into one of four categories: Company Action Level (ACLRBC multiplied by a factor of 2.0), where the insurer must submit a plan of corrective action; Regulatory Action Level (ACLRBC multiplied by a factor of 1.5), where the insurer must submit such a plan and the regulator will issue a corrective order; Authorized Control Level (ACLRBC multiplied by 1.0), which includes the above actions and may include rehabilitation or liquidation; and Mandatory Control Level (ACLRBC multiplied by a factor of 0.7), where the regulator must rehabilitate or liquidate the insurer. The Company has calculated its Risk Based Capital requirements at December 31, 1995 and has exceeded its highest level Risk Based Capital requirement.

         The NAIC's Insurance Regulatory Information System ("IRIS") was developed by a committee of state insurance regulators and is primarily intended to assist state insurance departments in executing their statutory mandates to oversee the financial condition of insurance companies operating in their respective states. IRIS identifies eleven industry ratios and specifies "usual values" for each ratio. Departure from the usual values on four or more of the ratios generally leads to inquiries from individual state insurance commissioners. Based on the 1995 statutory financial statements, SNIC was outside the usual range on four IRIS tests: 1) change in surplus; 2) one-year reserve development to surplus; 3) two-year reserve development to surplus; and
4) estimated current reserve deficiency to surplus. The first usual value deviation is the result of an extraordinary dividend distribution of 100% of SNIC's shares in SBL to SNIG, constituting $15 million of SNIC's statutory capital and surplus, while the latter three result principally from the effects of the aggregate excess of loss reinsurance contracts with Centre. As the Company received prior approval from the DOI for the extraordinary dividend and the DOI is well informed concerning the effects of SNIC's aggregate excess of loss reinsurance contracts, the Company does not anticipate any adverse regulatory consequences as a result of being outside the range on these usual values. See "--Claims and Claim Adjustment Expense Reserves" and "--Management's Discussion and Analysis of Financial Condition and Results of Operations."

EMPLOYEES

         As of June 30, 1996, the Company had approximately 340 employees, none of whom was covered by a collective bargaining agreement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below sets forth certain information regarding the beneficial ownership of the Company's voting securities as of October 31, 1996 by each person who is known by the Company to be the beneficial owner of more than 5% of the indicated classes of the Company's voting securities. The Voting Notes were issued on March 31, 1992 in connection with a transaction wherein the Company issued its 14.5% Senior Subordinated promissory notes in an aggregate principal amount of $11 million, together with warrants to purchase approximately 1,616,886 shares of the Company's Common Stock. The Company redeemed all of those promissory notes with a prepayment, effective June 30, 1994, except for the Voting Notes, with respect to which prepayment is prohibited. The outstanding principal amount of the Voting Notes is $30,000. The number of votes attaching to the Voting Notes is equal to the number of shares of Common Stock that may be purchased upon exercise of the warrants that were issued in that March 31, 1992 transaction and remain outstanding and are unexercised as of the applicable record date for a shareholder vote. As of the Record Date, the number of votes held by the holders of the Voting Notes was equivalent to 1,566,465 shares of Common Stock. The Voting Notes are permitted to vote only in director elections, director removals, votes on amending that right to vote, and changes to the number of authorized directors. As a result of the cancellation of a portion of the relevant warrants, the number of common stock equivalent votes held by the Voting Notes has decreased somewhat since March 31, 1992. The specific voting rights of the Voting Notes are set forth in the Company's Articles of Incorporation and Bylaws. This table does not reflect the number of shares of Common Stock to issued and sold by the Company in connection with the Stock Issuance. See "Proposal No. 1--Security Ownership of Certain Beneficial Owners and Management After the Stock Issuance."

                                                         Common Stock(1)                  Voting Notes
                                                       ----------------------        ----------------------
                                                                                       Shares-
               Name and Address                        Shares      Percent(2)        Equivalent      Percent
----------------------------------------               ------      ----------        ----------      -------
"III"                                                    --            --           1,566,465(3)      100%
International Insurance Investors, L.P.,
a Bermuda limited partnership
c/o International Insurance Investors
(Bermuda) Limited, General Partner
Cumberland House
One Victoria Street
Hamilton HM HX, Bermuda

"IIA"                                                  1,474,306(4)      30.03%          --            --
International Insurance Advisors, Inc.
One Chase Manhattan Plaza
44th Floor
New York, New York  10005

"CENTRELINE"                                             579,356(5)      14.45%          --            --
CentreLine Reinsurance Limited,
a Bermuda corporation
Cumberland House
One Victoria Street
Hamilton HM HX, Bermuda

"CENTRE"                                                 470,390(4)      12.05%          --            --
Centre Reinsurance Limited
One Victoria Street
Seventh Floor
Hamilton HM HX, Bermuda

"TJS"                                                    396,950(6)      11.56%          --            --
TJS Partners, L.P.
52 Vanderbilt Avenue, 5th Floor
New York, New York  10017

                         (Table continued on next page)

                                                         Common Stock(1)                  Voting Notes
                                                       ----------------------        -----------------------
                                                                                       Shares-
               Name and Address                        Shares      Percent(2)        Equivalent      Percent
----------------------------------------               ------      ----------        ----------      -------
"BISHOP ESTATE"                                          388,752(4)      10.17%          --            --
Trustees of the Estate of Bernice P. Bishop
567 South King Street
Suite 200
Honolulu, Hawaii  96813

Thomas J. Jamieson                                       245,300(7)       7.14%          --            --
Jaco Oil Company
P.O. Box 1807
Bakersfield, California  93303

The Ravenswood Investment Company                        206,046(8)       6.00%          --            --
104 Gloucester Road
Massapequa, New York  11758
-----------------

(1) Includes warrants expiring on April 1, 2002 to purchase 1,566,465 shares of Common Stock (the "Warrants") and a warrant expiring on June 30, 2001 to purchase 579,356 shares of Common Stock described more fully in footnote 5, below. The Warrants were issued on March 31, 1992 in a transaction in which the Company issued (a) Warrants to purchase approximately 1,616,886 shares of Common Stock and (b) promissory notes in the aggregate principal amount of $11 million to III and certain members of the Company's management. The Warrants are exercisable at $4.00 per share. The Warrants purchased by III, now exercisable into 1,474,306 shares of Common Stock, were issued to IIA, as agent for each of the limited partners and the general partner of
         III. Pursuant to the Stock Purchase Agreement, the Warrants will be distributed prior to the consummation of the Stock Issuance to the partners of III, at which time IIA's agency relationship with such partners will terminate. The Company has retired certain Warrants issued to members of management no longer employed by the Company.

(2) Percent ownership is based on the number of shares outstanding as of October 31, 1996, which number was 3,437,523 shares, plus any shares issuable pursuant to options or warrants held by the person in question that may be exercised within 60 days after October 31, 1996.

(3) Robert A. Spass, Craig F. Schwarberg and Bradley E. Cooper, directors of the Company, beneficially own limited partnership interests in III of 0.583%, 0.225%, and 0.075%, respectively.

(4) Represents Warrants to purchase shares of Common Stock. Warrants to purchase 1,474,306 shares of Common Stock are held of record by IIA, as agent for each of the limited partners and for the general partner of III. As agent for such partners, IIA has the revocable authority to exercise rights set forth in the Warrants and to vote any shares of Common Stock issuable upon exercise of the Warrants. Robert A. Spass, a director of the Company, is an officer of IIA and as such has the authority to exercise these rights. In the event any limited partner or the general partner of III revokes IIA's authority to exercise rights set forth in the Warrants and to vote any shares of Common Stock issued upon exercise of the Warrants, such partner would be entitled to exercise such rights with respect to its proportionate shares of the Warrants or Common Stock. See footnote 1 above regarding the termination of IIA's agency relationship in connection with the distribution of the Warrants to the partners of III. The limited partners who, upon revocation of IIA's authority as described above, would be entitled to exercise Warrants covering more than 5% of the Common Stock are Centre and Bishop Estate, in the share amounts and percentages stated. The trustees of Bishop Estate are Richard S.
         H. Wong, Oswald K. Stender, Lokelani Lindsey, Gerard A. Jervis and Henry H. Peters, each of whom shares voting and/or investment power over securities held by Bishop Estate. Mr. Peters is a director of IIA. Neither IIA nor any of Robert A. Spass or Steven B. Gruber, a nominee for election as director at the Special Meeting, has any interest in or control over CentreLine or any power to vote or dispose of the shares underlying the "CentreLine Warrant," as defined in footnote 5, below. The numbers of shares reported for Centre and Bishop Estate are based on a Schedule 13G filed with the SEC in February 1996.

(5) Represents a warrant to purchase 579,356 shares of Common Stock issued as of June 30, 1994 (the "CentreLine Warrant"). CentreLine is an affiliate of Centre. The CentreLine Warrant was issued in connection with an investment in the Company (and its affiliate, Superior National Capital, L.P.) by CentreLine and a second

         Centre affiliate, Centre Reinsurance Services, aggregating $20 million. The CentreLine Warrant is exercisable at $5.20 per share. Steven D. Germain, a director of the Company, is an officer and a director of both Centre and CentreLine. In addition to Mr. Germain, each of Steven M. Gluckstern, Michael D. Palm, Laurence Cheng, David
         A. Brown and Jay S. Ralph is an officer and a director of both Centre and CentreLine. Messrs. Germain, Gluckstern, Palm, Cheng, Brown and Ralph disclaim any beneficial interest in the CentreLine Warrant and the Common Stock issuable upon its exercise, or in the Warrant issuable to Centre, as described in footnote 4, above, or the shares of Common Stock issuable upon the exercise of such Warrant. However, as officers and directors of both Centre and CentreLine, such persons share voting and/or investment power over such securities (subject to the agency appointment described in footnotes 1 and 4 above).

(6) Based on a Form 4 filed with the SEC in July 1996, TJS Partners, L.P. is the direct beneficial owner of 396,950 shares of Common Stock. TJS Corporation and its controlling stockholder, sole director and executive officer, Thomas J. Salvatore, are the general partners of TJS Management, L.P., the general partner of TJS Partners, L.P., and exercise voting control and dispositive power over all 396,950 shares presently owned, and are beneficial owners of those shares.

(7) Includes 98,050 shares owned of record by Jaco Oil Company, an entity controlled by Mr. Jamieson.

(8) According to a report on Schedule 13D dated July 5, 1995, The Ravenswood Investment Company is the direct beneficial owner of 83,546 shares of Common Stock and has a contractual right to buy 122,500 additional shares from the receiver of AMS Life Insurance Company, an Arizona insurer in liquidation. The Company believes that acquisition has occurred. The general partners of The Ravenswood Investment Company, Robert E. Robotti and Kenneth R. Wasiak, exercise voting control and dispositive power over all 206,046 shares presently owned or subject to the contract to purchase, and are beneficial owners of those shares.



SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of October 31, 1996 by (i) each director and certain executive officers of the Company, individually, and (ii) all directors and executive officers as a group. This table does not reflect the number of shares of Common Stock that will be issued and sold by the Company in connection with the Stock Issuance, in which members of the Company's management have agreed to participate and in which several directors of the Company have certain interests. See "Proposal No. 1--Security Ownership of Certain Beneficial Owners and Management After the Stock Issuance."

                                                                      Percent of Common
                Name                            Shares Owned               Stock(1)
-----------------------------------             ------------            ------------
William Gentz . . . . . . . . . . .                 68,985(2)                 2.00%
J. Chris Seaman . . . . . . . . . .                142,586(3)                 4.02%
Joseph P. Wolonsky  . . . . . . . .                 49,242(4)                 1.42%
Karl O. Johnson . . . . . . . . . .                 42,072(5)                  *
Douglas R. Roche  . . . . . . . . .                 17,055(6)                  *
Thomas J. Jamieson  . . . . . . . .                245,300(7)                 7.14%
Gordon E. Noble . . . . . . . . . .                 10,000                     *
C.L. Pecchenino . . . . . . . . . .                 14,250                     *
Robert A. Spass . . . . . . . . . .              1,482,306(8)                30.18%
Craig F. Schwarberg . . . . . . . .                  3,321(9)                  *
Bradley E. Cooper . . . . . . . . .                  3,107(10)                 *
Steven D. Germain . . . . . . . . .              1,053,947(11)               23.49%
Directors and Executive Officers as
         a Group (20 persons) . . .              2,713,689(12)               47.22%

-----------------
* Less than 1%

(1) Percent ownership is based on the number of shares outstanding as of October 31, 1996, which number was 3,437,523 shares, plus any shares issuable pursuant to options or warrants held by the person in question which may be exercised within 60 days after October 31, 1996.

(2) Includes 16,335 shares issuable upon exercise of stock options that are exercisable within sixty days of October 31, 1996. Also includes 19,950 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 1,149 shares.

(3) Includes 58,795 shares issuable upon exercise of Warrants and 37,065 shares issuable upon exercise of stock options, each of which is exercisable within sixty days of October 31, 1996. Also includes 15,163 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 861 shares.

(4) Includes 10,582 shares issuable upon exercise of Warrants and 19,260 shares issuable upon exercise of stock options, both of which are exercisable within sixty days of October 31, 1996. Also includes 1,000 shares held by his spouse, the ownership of which is subject to community property laws. Also includes 9,125 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 534 shares.

(5) Includes 4,262 shares issuable upon exercise of Warrants and 14,060 shares issuable upon exercise of stock options, each of which is exercisable within sixty days of October 31, 1996. Also includes 7,625 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 362 shares.

(6) Includes 5,680 shares issuable upon exercise of stock options exercisable within sixty days of October 31, 1996. Also includes 4,687 restricted stock grants awarded under the 1995 Plan in 1995 and 1996, of which the restrictions have lapsed as to 284 shares.

(7) Includes 98,050 shares owned of record by Jaco Oil Company, an entity controlled by Mr. Jamieson.

(8) Represents 8,000 shares of Common Stock owned directly by Mr. Spass as well as Warrants to purchase Common Stock held by IIA. IIA is the registered owner of Warrants to purchase 1,474,306 shares of Common Stock, exercisable within sixty days of October 31, 1996, that are held by IIA as agent for each of the limited partners and the general partner of III. As agent for such partners, IIA has the revocable authority to exercise rights set forth in the Warrants and to vote any shares of Common Stock issuable upon exercise of the Warrants. As discussed in footnote 1 to the preceding "Security Ownership of Certain Beneficial Owners" table, pursuant to the Stock Purchase Agreement, the Warrants held by III will be distributed to each of its partners prior to the Stock Issuance, at which time the agency relationship of IIA with such partners will be terminated and IIA will cease to be the holder of record of such Warrants. Mr. Spass is an officer of IIA and is the beneficial owner of less than one percent of the equity securities of IIA. In addition, Mr. Spass is the beneficial owner of a 0.583% limited partnership interest in III. Mr. Spass claims beneficial ownership in Warrants representing the right to purchase 8,591 shares of Common Stock.

(9) Mr. Schwarberg is the beneficial owner of less than one percent of the equity securities of IIA and the beneficial owner of a 0.225% limited partnership interest in III. Mr. Schwarberg claims beneficial ownership in Warrants representing the right to purchase 3,321 shares of Common Stock.

(10) Represents 2,000 shares of Common Stock owned directly by Mr. Cooper. Mr. Cooper is the beneficial owner of less than one percent of the equity securities of IIA. In addition, Mr. Cooper is the beneficial owner of a 0.075% limited partnership interest in III. Mr. Cooper claims beneficial ownership in Warrants representing the right to purchase 1,107 shares of Common Stock.

(11) Represents (i) 3,600 shares of Common Stock owned directly, (ii) 600 shares of Common Stock owned indirectly as custodian for the benefit of his children under the New York Uniform Gift to Minors Act, and
         (iii) warrants to purchase Common Stock, consisting of the CentreLine Warrant to purchase 579,356 shares issued to CentreLine and the partnership interest held by Centre in the Warrants issued to IIA as agent for the partners of III, issuable to Centre upon revocation of the agency relationship and distribution of the Warrants to the III limited partners and general partner. As discussed in footnote 1 to the preceding "Security Ownership of Certain Beneficial Owners" table, such revocation and distribution are expected to occur prior to the Stock Issuance. Based upon Centre's interest in III, the Warrants distributable to it would be exercisable to purchase 470,391 shares of Common Stock. See the preceding "Security Ownership of Certain Beneficial Owners" table and footnotes 4 and 5 thereto. Mr. Germain is an officer and director of both Centre and CentreLine. As such, he shares voting and/or dispositive control over such securities (subject to the termination of the agency relationship with IIA by III, with respect to the Warrant and underlying shares distributable to Centre). Mr. Germain disclaims any beneficial interest in the CentreLine Warrant, the Warrants issuable to Centre, and the Common Stock issuable upon their exercise.

(12)     Includes (i) 2,127,301 shares issuable upon exercise of warrants and
         (ii) 111,700 shares issuable upon exercise of stock options, each of which is exercisable within sixty days of October 31, 1996. Also includes 74,411 shares subject to the Company's right of repurchase, of which restrictions have lapsed as to 4,078 shares. Refer to footnotes 8 and 11 for information regarding beneficial interests in the Warrants and the Centreline Warrant held by certain directors.



                 MARKET PRICE OF AND DIVIDENDS ON THE COMPANY'S

                 COMMON EQUITY AND RELATED SHAREHOLDER MATTERS



         The Common Stock is listed and traded on Nasdaq under the trading symbol "SNTL". The Nasdaq Stock Market is a highly-regulated electronic securities market comprised of competing "market makers" whose trading is supported by a communications network linking them to quotation dissemination, trade reporting, and order execution systems. This market also provides specialized automation services for screen-based negotiations of transactions, on-line comparison of transactions, and a range of informational services tailored to the needs of the securities industry, investors and issuers. The Nasdaq Stock Market consists of two distinct market tiers, The Nasdaq National Market (where the Company's shares are traded, referred to in this Proxy Statement as "Nasdaq") and The Nasdaq SmallCap Market, and is operated by The Nasdaq Stock Market, Inc., a wholly owned subsidiary of the National Association of Securities Dealers, Inc. Set forth below are the quarterly high and low closing sale prices for the Common Stock as reported to the Company by those broker-dealers believed by the Company to be most active in making a market in the Common Stock. As the Common Stock was not approved for listing on Nasdaq until March 5, 1996, these quotations reflect inter-dealer prices (giving effect to the May 25, 1995 four-into-one reverse stock split) without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.



                                                                                    High     Low
                                                                                    ----     ---
    1996
            Second Quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $7.75    $4.88
            First Quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.62    $5.00
    1995
            Fourth quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $6.00    $4.75
            Third quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.50    $4.75
            Second quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.00    $4.00
            First quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.40    $4.60
    1994
            Fourth quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.00    $4.60
            Third quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.00    $4.60
            Second quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $5.00    $4.00
            First quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $4.00    $3.00
    1993

            Fourth quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $4.00    $3.00
            Third quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $3.00    $2.00
            Second quarter  . . . . . . . . . . . . . . . . . . . . . . . . . .    $3.00    $2.00
            First quarter . . . . . . . . . . . . . . . . . . . . . . . . . . .    $3.00    $2.00


         As of November 8, 1996, the number of shareholders of record of Common Stock was 335; such shareholders held a total of 3,437,523 shares of Common Stock on that date.

         The Company's current policy is to retain its earnings for use in its business; it has paid no cash dividends to its shareholders in its two most recent fiscal years and has no present intention of paying cash dividends in the foreseeable future. The payment of dividends in the future is subject to the discretion of the Board of Directors and will depend on the Company's operating results, financial condition and capital requirements, general business conditions, and other relevant factors, including legal restrictions applicable to the payment of dividends by SNIC. The California Insurance Code restricts the dividends or distributions an insurance subsidiary may pay in any 12-month period to the greater of (a) net income for the preceding year, or (b) 10% of statutory policyholders' surplus as of the preceding December 31. Payments of greater amounts require the approval of the DOI. Because the Company conducts no substantial business other than through SNIC, SNIG would be dependent upon dividends from SNIC in order to pay dividends to SNIG's shareholders.



                      DOCUMENTS INCORPORATED BY REFERENCE



         The following documents filed by Pac Rim are incorporated herein by reference:



         (1) The Annual Report of Pac Rim on Form 10-K for the year ended December 31, 1995.



         (2) The Quarterly Report of Pac Rim on Form 10-Q for the quarter ended June 30, 1996.



Such documents are attached to this Proxy Statement as Annex H and Annex I, respectively.



                                 OTHER BUSINESS



         The Company is not aware of any other business to be presented at the Special Meeting. All shares represented by proxies (other than "restricted proxies") delivered to the Company will be voted in favor of the proposals of the Board of Directors described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, the proxy holders whose names appear on the enclosed proxy card will vote thereon according to their best judgment.



                                              By Order of the Board of Directors





                                               Robert E. Nagle,

                                               Secretary



Calabasas, California

November 11, 1996

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS





                                                                                                         Page
                                                                                                         ----
Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-2
Consolidated Financial Statements:
       Consolidated Balance Sheets as of December 31, 1995 and 1994 . . . . . . . . . . . . . . . .        F-3
       Consolidated Statements of Income for the Years Ended December 31, 1995, 1994 and 1993 . . .        F-4
       Consolidated Statements of Changes in Shareholders' Equity for the Years Ended December 31,         F-5
          1995, 1994 and 1993   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Consolidated Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993 .        F-6
       Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .        F-7
Financial Statement Schedules:
       Schedule I:      Summary of Investments - Other than Investments in Related Parties  . . . .        F-25
       Schedule II:     Condensed Financial Information of the Registrant, Superior National               F-26
                           Insurance Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .
       Schedule III:    Supplemental Insurance Information  . . . . . . . . . . . . . . . . . . . .        F-30
       Schedule IV:     Reinsurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-31
       Schedule V:      Valuation and Qualifying Accounts and Reserves  . . . . . . . . . . . . . .        F-32
       Schedule VI:     Supplemental Property and Casualty Insurance Information  . . . . . . . . .        F-33

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors

     Superior National Insurance Group, Inc.:

We have audited the consolidated financial statements of Superior National Insurance Group, Inc. and subsidiaries as listed in the accompanying index. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and the financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Superior National Insurance Group, Inc. and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note (1) to the consolidated financial statements, the Company, in 1994, adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and in 1993, Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."





                                                           KPMG Peat Marwick LLP





Los Angeles, California
March 25, 1996

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994
                     (In thousands, except per share data)


                                                                                        --------        --------
                                      ASSETS                                              1995            1994
                                                                                        --------        --------
Investments:
Bonds and notes:
  Held-to-maturity, at amortized cost (market: 1994, $4,179)                               -             $4,183
  Available-for-sale, at market (cost: 1995, $41,800; 1994, $55,405)                    $42,053          51,504
Equity securities, at market
  Common stock (cost: 1995, $686; 1994, $6)                                                 689               7
Funds withheld from reinsurers, at amortized cost
  (market: 1995, $117,073; 1994, $104,115)                                              114,921         108,283
Invested cash (certificates of deposit and other short-term instruments)                  6,045           7,218
Restricted investment                                                                     1,700           3,150
                                                                                       --------        --------
          TOTAL INVESTMENTS                                                             165,408         174,345

Cash (Restricted cash: 1995, $2,686; 1994, $234)                                          2,952           2,533
Reinsurance recoverable:
  Paid and unpaid claims and claim adjustment expense                                    38,051          66,166
  Policyholder dividends                                                                    841           1,963
Premiums receivable (less allowance for doubtful
  accounts of $500 in 1995 and $900 in 1994)                                             11,574          18,475
Earned but unbilled premiums receivable                                                   3,150           6,486
Accrued investment income                                                                 1,827           1,336
Deferred policy acquisition costs                                                         2,780           2,905
Current income taxes                                                                        -             1,721
Deferred income taxes                                                                    10,085           5,645
Funds held by reinsurer                                                                     972              -
Prepaid reinsurance premiums                                                                625             537
Prepaid and other                                                                         6,077           4,664
                                                                                       --------        --------
          TOTAL ASSETS                                                                 $244,342        $286,776
                                                                                       ========        ========

                       LIABILITIES AND SHAREHOLDERS' EQUITY
                                    LIABILITIES
Claims and claim adjustment expenses                                                   $140,774        $171,258
Unearned premiums                                                                        10,220          10,728
Reinsurance payable                                                                         370           3,205
Long-term debt                                                                            8,530           9,730
Policyholder dividends                                                                    8,094          19,064
Discontinued operations                                                                     -             4,223
Accounts payable and other liabilities                                                   11,829           9,414
                                                                                       --------        --------
          TOTAL LIABILITIES                                                             179,817         227,622

          PREFERRED SECURITIES ISSUED BY AFFILIATE; authorized

             1,100,000 shares; issued  and outstanding 922,137 shares in 1995 and        21,045          18,790
                   838,800 shares in 1994

                               SHAREHOLDERS' EQUITY
Common stock, no par value; authorized 25,000,000 shares;
  issued and outstanding 3,430,373 shares in 1995 and 3,429,873 shares in 1994           15,943          15,941
Unrealized gain on equity securities, net of taxes                                            2               -
Unrealized gain(loss) on available-for-sale investments, net of income taxes                167          (2,574)
Paid in capital - warrants                                                                2,206           2,206
Retained earnings                                                                        25,162          24,791
                                                                                       --------        --------
          TOTAL SHAREHOLDERS' EQUITY                                                     43,480          40,364
                                                                                       --------        --------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $244,342        $286,776
                                                                                       ========        ========


See accompanying notes to consolidated financial statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                    (In thousands, except per share amounts)

                                                                    1995             1994              1993
                                                                   --------        --------          --------
REVENUES:
Premiums written, net of reinsurance ceded                       $ 89,139         $105,946           $154,431
Net change in unearned premiums                                      (596)          (4,472)               846
                                                                 --------         --------           --------
Net premiums earned                                                89,735          110,418            153,585
Net investment income                                               9,784            9,049              9,550
                                                                 --------         --------           --------
   TOTAL REVENUES                                                  99,519          119,467            163,135
                                                                 --------         --------           --------
EXPENSES:
Claims and claim adjustment, net of reinsurance recoveries         56,605           78,761            113,817
Commissions, net of reinsurance ceding commissions of $1,136,
   $5,854 and none in 1995, 1994 and 1993, respectively            11,881           10,404             15,467
Policyholder dividends                                             (5,742)           4,983             11,371
Interest                                                            9,619            8,726              6,221
General and administrative
   Underwriting                                                    14,931           11,256             13,311
   Other                                                              536              340                744
                                                                 --------         --------           --------
Total Expenses                                                     87,830          114,470            160,931

INCOME BEFORE INCOME TAXES, PREFERRED SECURITIES DIVIDENDS
   AND ACCRETION, DISCONTINUED OPERATIONS, EXTRAORDINARY ITEM,
   CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES      11,689            4,997              2,204
Income tax expense (benefit)                                          (12)           1,398               (530)
                                                                 --------         --------           --------

INCOME BEFORE PREFERRED SECURITIES DIVIDENDS AND ACCRETION,
   DISCONTINUED OPERATIONS, EXTRAORDINARY ITEM AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES                 11,701            3,599              2,734
Preferred securities dividends and accretion, net of income tax
   benefit of $767 in 1995 and $352 in 1994                        (1,488)            (683)                 -
Loss from operations of discontinued property and casualty
   operations, net of income tax benefit of $5,070 and
   $1,541 in 1995 and 1993, respectively                           (9,842)               -             (2,991)
Extraordinary loss on retirement of long-term debt, net of
   income tax benefit of $1,042 in 1994 and $233 in 1993                -           (2,022)              (453)
Cumulative effect of change in accounting for income taxes              -              -                2,297
$1,042 in 1994 and $233 in 1993
NET INCOME                                                       $    371         $    894           $  1,587
                                                                 ========         ========           ========

EARNINGS PER SHARE:

INCOME BEFORE PREFERRED SECURITIES DIVIDENDS AND ACCRETION,
   DISCONTINUED OPERATIONS, EXTRAORDINARY ITEM AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES               $   3.41         $   1.05           $   0.79
Preferred securities dividends and accretion, net of income taxes   (0.43)           (0.20)                 -
Loss from operations of discontinued property and casualty
   operations, net of income tax benefit                            (2.87)               -              (0.87)
Extraordinary loss on retirement of long-term debt, net
   of income tax benefit                                                -            (0.59)             (0.13)
Cumulative effect of change in accounting for income taxes              -                -               0.67
                                                                 --------         --------           --------
NET INCOME                                                       $   0.11         $   0.26           $   0.46
                                                                 ========         ========           ========




See accompanying notes to consolidated financial statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                             (Amounts in thousands)





                                                                                  Net Unrealized
                                                  Common Stock       Unrealized    Gain (Loss)
                                               -------------------   Gain (Loss)  on Available-   Paid in                  Total
                                                Shares     No Par     on Equity     for-sale      Capital-   Retained   Shareholder
                                                Issued      Value     Securities   Investments    Warrants   Earnings     Equity
                                               ------------------------------------------------------------------------------------
Balance at December 31, 1992                   3,429,873   $15,941       $ 6              -       $  217     $22,310      $38,474

Net income                                             -         -         -              -            -       1,587        1,587
Retirement of warrants                                 -         -         -              -           (1)          -           (1)
Unrealized gain (loss) on equity securities            -         -        (6)             -            -           -           (6)
                                               ------------------------------------------------------------------------------------
Balance at December 31, 1993                   3,429,873    15,941         -              -          216      23,897       40,054
                                               ------------------------------------------------------------------------------------

Net income                                             -         -         -              -            -         894          894
Retirement of warrants                                 -         -         -              -          (10)          -          (10)
Issuance of warrants                                   -         -         -              -        2,000           -        2,000
Adjustment for change in accounting
   for available-for-sale investments,
   net of taxes                                        -         -         -        $   289            -           -          289
Change in unrealized gain (loss) on
   available-for-sale investments,
   net of taxes                                        -         -         -         (2,863)           -           -       (2,863)
                                               ------------------------------------------------------------------------------------
Balance at December 31, 1994                   3,429,873    15,941         -         (2,574)       2,206      24,791       40,364
                                               ------------------------------------------------------------------------------------

Net income                                             -         -         -              -            -         371          371
Unrealized gain on equity

Securities                                             -         -         2              -            -           -            2
Change in unrealized loss on
   available-for-sale
   investments, net of taxes                           -         -         -          2,741            -           -        2,741
Common stock issued                                  500         2         -              -            -           -            2
                                               ------------------------------------------------------------------------------------
Balance at December 31, 1995                   3,430,373   $15,943       $ 2        $   167       $2,206     $25,162      $43,480
                                               ====================================================================================





See accompanying notes to consolidated financial statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                             (Amounts in thousands)

                                                                     1995        1994        1993
                                                                     ----        ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  371       $ 894     $ 1,587
                                                                 ---------------------------------
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
  Amortization of bonds and preferred stock                         (3,575)     (2,770)     (2,335)
  Amortization of long-term debt                                         -       1,151          86
  (Gain)/loss on sale of investments                                   525         (35)     (1,069)
  (Gain)/loss on sale of CentreRe investments                       (4,891)          -           -
  Cumulative effect of change in accounting for income taxes             -           -      (2,297)
  Preferred securities dividends and accretion                       2,255       1,035           -
  Decrease in reinsurance balances receivable                       29,237       2,874      33,386
  Decrease (increase) in premiums receivable                         6,901         208      (2,777)
  Decrease (increase) in earned but unbilled premiums receivable     3,336       2,580      (5,466)
  Decrease (increase) in accrued investment income                    (491)        138        (165)
  Decrease (increase) in deferred policy acquisition costs             125         446        (121)
  Decrease (increase) in income taxes receivable                     1,721           -         (23)
  Decrease (increase) in deferred taxes                             (5,853)          -      (2,209)
  (Increase) in funds held by reinsurer                               (972)          -           -
  Decrease (increase) in prepaid reinsurance premiums                  (88)       (537)      2,796
  (Increase) in other assets                                        (1,413)       (362)       (508)
  Increase (decrease) in claims and claim adjustment
    expense reserves                                               (30,484)        220     (31,596)
  (Decrease) in unearned premium reserves                             (508)     (3,935)     (5,264)
  Increase (decrease) in reinsurance payable                        (2,835)      2,161      (1,163)
  Increase (decrease) in policyholder dividends payable            (10,970)      1,163       4,739
  Increase (decrease) in discontinued operations                    (4,223)          -       4,223
  Increase in accounts payable and other liabilities                 2,415         984       2,368
                                                                 ---------------------------------
    Total adjustments                                              (19,788)      5,321      (7,395)
                                                                 ---------------------------------
    Net cash provided by (used in) operating activities            (19,417)      6,215      (5,808)
                                                                 ---------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Retirement of long-term debt                                      (1,200)     (8,165)     (2,362)
  Proceeds from long-term debt                                           -      10,000           -
  Proceeds from issuance of preferred securities                         -      17,755           -
  Paid-in capital - new warrants issued                                  -       2,000           -
  Paid-in capital - warrants                                             -         (10)         (1)
  Paid-in capital - stock options taken                                  2           -           -
                                                                 ---------------------------------
    Net cash provided by (used in) financing activities             (1,198)     21,580      (2,363)
                                                                 ---------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of bonds and notes:
     Investments held-to-maturity                                        -      (4,179)          -
     Investments available-for-sale                                 (4,611)    (15,025)          -
     Investments                                                         -           -     (33,397)
     Investments funds withheld from reinsurers                   (204,577)    (16,982)    (40,342)
  Purchases of common stock                                           (680)          -           -
  Investments and cash allocated to discontinued operations         (1,581)    (19,034)     21,413
  Sales of bonds and notes: Investments available for sale          17,643       4,047           -
  Maturities of bonds and notes:
     Investments held-to-maturity                                    2,250           -           -
     Investments available-for-sale                                  3,035       9,179           -
  Sales and maturities of bonds and notes                                -           -      58,869
  Sales and maturities of funds withheld from reinsurers           191,238      14,949         243
  Sales of common stock                                                  -          27           -
  Net decrease (increase) in invested cash                          18,317      (3,645)      3,187
                                                                 ---------------------------------
    Net cash provided by (used in) investing activities             21,034     (30,663)      9,973
                                                                 ---------------------------------
    Net increase (decrease) in cash                                    419      (2,868)      1,802
Cash at beginning of period                                          2,533       5,401       3,599
                                                                 ---------------------------------
Cash at end of period                                               $2,952      $2,533      $5,401
                                                                 =================================
Supplemental disclosure of cash flow information:
   Cash paid during the year for income taxes                        $   4          $4        ($72)
                                                                 =================================
   Cash paid during the year for interest                             $808      $1,222        $630
                                                                 =================================

See accompanying notes to consolidated financial statements.

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994
              (Dollar amounts in thousands, except per share data)





(1)      Summary of Significant Accounting Policies

Principles of Consolidation

         The consolidated financial statements include the accounts of Superior National Insurance Group, Inc. and all subsidiaries (the Company). The Company's principal insurance subsidiary, Superior National Insurance Company (Superior) is licensed to write workers' compensation insurance and commercial property and casualty insurance in 17 states and the District of Columbia.

         During the third quarter of 1993, the Company adopted a plan to discontinue underwriting commercial property and casualty risks. Therefore, earned premiums reported in 1995, 1994, and 1993, reflect workers' compensation premium from policies that were primarily located in California.

         The Company's consolidated financial statements have been prepared on the basis of generally accepted accounting principles that vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The results of all significant intercompany transactions have been eliminated.

         Certain reclassifications have been made to prior year financial statements to conform to the 1995 presentation.

Reverse Stock Split

         Effective May 25, 1995, shareholders of Superior National Insurance Group, Inc. approved a four-into-one reverse split of the Company's Common Stock. The purpose of the reverse split is to increase the per-share price of the Company's Common Stock in order to enhance public trading of the Common Stock upon the effectiveness of the Company's registration with the Securities and Exchange Commission. Consequently, the shares of common stock and stock options information included in the accompanying consolidated financial statements were prepared assuming the reverse stock split had been outstanding at the beginning of all periods presented.

Cash

         Cash includes currency on hand and demand deposits with financial institutions. Invested cash represents short-term, highly liquid investments, readily convertible to known amounts of cash and near maturity such that there is insignificant risk of changes in value because of changes in interest rates. Invested cash is carried at cost, which approximates market.

Investments

         Investments in debt instruments consist primarily of bonds and collateralized mortgage obligations. Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). Under SFAS 115 debt instruments and equities are classified as (i) "held-to-maturity" (carried at amortized cost); (ii) "trading" (carried at market with differences between cost and market being reflected in the results of operations); or (iii) if not otherwise classified, as "available for sale" (carried at market with differences between cost and market being reflected as a separate component of shareholders' equity, net of the applicable income tax effect). The premium and discount on fixed maturities and collateralized mortgage obligations are amortized using the scientific method. Amortization and accretion of premiums and discounts on collateralized mortgage obligations are adjusted for principal paydowns and changes in expected maturities. Current market values of investments are obtained from published sources.

Declines in market value that are considered other than temporary are charged to operations. The adoption of SFAS 115 resulted in an increase in reported shareholders' equity of approximately $289 net of deferred income taxes in 1993. The Company's adoption of SFAS 115 may result in substantial fluctuations in reported shareholders' equity.

         Upon adoption of SFAS 115 the Company designated assets withheld under certain reinsurance contracts as held to maturity. The Company does not own any investments that qualify as derivatives as defined by Statement of Financial Accounting Standard No. 119, "Disclosure About Derivative Financial Investments and Fair Value of Financial Investments." Securities not designated as held to maturity have been designated as available for sale. The Company did not have any investments categorized as trading securities. Both prior and subsequent to adoption of SFAS 115, declines in market value below cost that are considered other than temporary are charged to income. For determining realized gains or losses on securities sold, cost is based on average cost. Unrealized gain (loss) on investments at December 31, 1995 and 1994, net of deferred income taxes, were $167 and $(2,574), respectively.

         During 1995, the Financial Accounting Standards Board allowed companies the opportunity to re-designate their investments between (i) held to maturity; (ii) trading; and, (iii) available for sale without penalty. During the grace period given by the FASB, the Company re-designated $2 million from held to maturity to available for sale.

         Investments in equity securities are carried at market value. Unrealized gains or losses on equity securities are reflected, net of applicable tax, in shareholders' equity.

Premiums Receivable

         Superior records premiums receivable for both billed and unbilled amounts. Unbilled premiums receivable, which are substantially all earned, primarily represent Superior's estimate of the difference between amounts earned ratably on installment billed policies and the amount to be billed on the policy. Unbilled premiums receivable also include estimated billings on payroll reporting policies which were earned but not billed prior to year end. Superior uses its historical experience to estimate earned but unbilled amounts which are recorded as premiums receivable. These unbilled amounts are estimates, and while the Company believes such amounts are reasonable, there can be no assurance that the ultimate amounts received will equal the recorded unbilled amounts.

         The ultimate collectability of the unbilled receivables can be affected to a greater degree by general changes in the economy and the regulatory environment than billed receivables due to the increased time required to determine the billable amount. The Company attempts to consider these factors when estimating the receivable for unbilled premiums.

Deferred Policy Acquisition Costs

         Acquisition costs, consisting principally of commissions, premium taxes and certain marketing, policy issuance, and underwriting costs, related to the production of Superior's workers' compensation business, are deferred and amortized ratably over the terms of the policies. If recoverability of such costs is not anticipated, the amounts not considered recoverable are charged to income. In determining estimated recoverability, the computation gives effect to the premium to be earned, related investment income, claims and loss expenses, and certain other costs expected to be incurred as the premium is earned.

         Policy acquisition costs incurred and amortized into income are as follows:



                                                               1995               1994              1993
                                                             ---------         ---------         ----------
              Balance as of beginning of year               $   2,905          $   3,351         $    3,229
              Cost deferred during the year                    18,163             16,300             23,155
              Amortization charged to expense                 (18,288)           (16,746)           (23,033)
                                                            ---------          ---------         ----------
              Balance at end of year                        $   2,780          $   2,905         $    3,351
                                                            =========          =========         ==========


Claims and Claim Adjustment Expenses

         Claims and claim adjustment expenses are based on case-basis estimates of reported claims and on estimates, based on experience and industry data, for unreported claims and claim adjustment expenses. The provision for unpaid claims and claim adjustment expenses, net of estimated salvage and subrogation, has been established to cover the estimated net cost of incurred claims. The amounts are necessarily based on estimates, and accordingly, there can be no assurance that the ultimate liability will not exceed such estimates.

Policyholder Dividends

         Participating policies represented 24%, 65%, and 81%, of Superior's workers' compensation premiums in force at December 31, 1995, 1994, and 1993, respectively. Estimated amounts to be returned to policyholders are accrued when the related premium is earned by Superior. Dividends may be paid to the extent that a surplus is accumulated from premiums on workers' compensation policies.

Premium Income Recognition

         Insurance premiums are earned ratably over the terms of the policies. Unearned premiums are computed on a daily pro-rata basis.

Income Taxes

         The Company files a consolidated Federal income tax return which includes all qualifying subsidiaries.

         Deferred income taxes are provided for temporary differences between financial statement and tax return bases using the asset and liability method. This method was adopted as of January 1, 1993 in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
109). Financial statements for prior periods have not been restated. Under the deferred method, deferred taxes are not adjusted for subsequent changes in tax rates while under SFAS 109, tax rate changes are accounted for in the year in which the tax law is enacted.

Earnings per Share ("EPS")

         The EPS calculations for the years ended December 31, 1995, 1994 and 1993 were calculated based upon the weighted average number of shares of common stock after giving effect to the four-into-one reverse stock split, and adjusted for the effect, if any, of options and warrants considered to be common stock equivalents. Stock options and warrants are considered to be common stock equivalents, except when their effect is antidilutive. The calculations assume that the reverse stock split, effective May 25, 1995, had been outstanding at the beginning of all periods presented. The number of shares used in the earnings per share calculations are 3,430,373 shares for 1995 and 3,429,873 shares for 1994 and 1993.

Property, Equipment and Leasehold Improvements

         Property, equipment, and leasehold improvements are stated at cost, net of accumulated depreciation and amortization (approximately $3,918 and $3,390 at December 31, 1995 and 1994, respectively). Depreciation and amortization are provided principally on the straight-line method over the estimated useful lives of the assets or, if less, the term of the lease. Property, equipment, and leasehold improvements are included as a component of "Prepaid and other assets" on the consolidated balance sheet.

Use of Management Estimations

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts of assets, liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements. The Company has provided such estimates for its workers' compensation claims and claim adjustment expenses; discontinued operations; policyholder dividends; and deferred taxes balances in its financial statements. While, these estimates are based upon analyses performed by management, outside consultants and actuaries, the amounts the Company will ultimately pay may differ materially from the amounts presently estimated.

(2)      Investments

         The amortized cost and market values of bonds and notes classified as held to maturity and investments classified as available for sale at December 31, 1995 are as follows:





                                                              Gross                Gross
                                         Amortized          Unrealized          Unrealized           Market
                                           Cost                Gains              Losses             Value
                                         ---------           ---------           ---------         ---------
Available for sale:
------------------
United States government
   agencies and authorities             $    22,549          $      129          $    (154)         $ 22,524
Collateralized mortgage
   obligations                               10,753                  88                (62)           10,779
Corporate instruments                         7,398                 214                   -            7,612
State and political
   subdivisions                               1,100                  38                   -            1,138
                                        -----------          ----------          ---------          --------
Total available for sale                $    41,800          $      469          $    (216)         $ 42,053
                                        ===========          ==========          =========          ========



         At December 31, 1994, the bond portfolio comprised of three securities categorized as held to maturity with a combined amortized cost and market value of $4.2 million. During 1995, two securities with an amortized cost of $2.2 million matured and one security with an amortized cost and market value of $1.9 million was reclassified as available for sale during the FASB 115 grace period. There was no effect on the shareholders' equity as a result of the reclassification. As of December 31, 1995, there are no securities in the held-to-maturity portfolio.

         The amortized cost and market values of bonds and notes and invested cash for funds withheld from reinsurers as of December 31, 1995 are as follows:

                                                              Gross                Gross
                                         Amortized          Unrealized          Unrealized         Market
                                           Cost                Gains              Losses            Value
                                        -----------         ----------          -----------       --------
Funds withheld from reinsurer:
-----------------------------
United States government
   agencies and authorities             $103,496              $2,132                $(74)         $105,554
Collateralized mortgage
   obligations                             2,306                  10                   -             2,316
Special revenue                            2,118                  65                   -             2,183
Corporate instruments                      7,001                  19                   -             7,020
                                        --------              ------                ----          --------
Total funds withheld from
   reinsurers                           $114,921              $2,226                $(74)         $117,073
                                        ========              ======                ====          ========



The market value of equity securities as of December 31, 1995 are as follows:


                                                              Gross                Gross
                                                            Unrealized          Unrealized            Market
Equity Securities:                         Cost               Gains               Losses              Value
------------------                      -----------         ----------         -----------         -----------

Corporate Instruments                   $       686         $         3         $         -        $       689
                                        -----------         -----------         -----------        -----------
Total Equity Securities                 $       686         $         3         $         -        $       689
                                        ===========         ===========         ===========        ===========



         The amortized cost and estimated market values of investments classified as available for sale and funds withheld from reinsurers at December 31, 1995, by contractual maturity are shown below. Expected maturities are likely to differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalty.




                                                                                    Funds Withheld From
                                            Available for Sale                          Reinsurers
                                       ------------------------------            --------------------------
                                       Amortized              Market              Amortized        Market
                                          Cost                 Value                 Cost           Value
                                       ----------             -------             ---------        --------
Due in one year or less                 $ 1,304               $ 1,306             $ 29,301         $ 29,340
Due after one year
   through five years                    22,852                22,714               35,236           35,233
Due after five years
   through ten years                      9,063                 9,370               15,172           15,289
Due after ten years                       8,581                 8,663               35,212           37,211
                                        -------               -------             --------         --------
Total                                   $41,800               $42,053             $114,921         $117,073
                                        =======               =======             ========         ========

         The amortized cost and market values of bonds and notes classified as held to maturity and investments classified as available for sale at December 31,1994 are as follows:



                                                             Gross            Gross
                                       Amortized          Unrealized        Unrealized       Market
                                         Cost               Gains             Losses         Value
                                       ---------          ----------        ----------       ------
Held to maturity:
----------------
Corporate instruments                   $4,183               $9                $(13)         $4,179
                                        ------               --                ----          ------
Total held to maturity                  $4,183               $9                $(13)         $4,179
                                        ======               ==                ====          ======




                                                              Gross           Gross
                                        Amortized          Unrealized       Unrealized         Market
                                          Cost                Gains           Losses           Value
                                        ---------          ----------       ----------        --------
Available for sale:
------------------
United States government
   agencies and authorities              $38,920               $1             $(2,795)         $36,126
Collateralized mortgage
   obligations                             7,916                -                (784)           7,132
Special revenue                              250                5                   -              255
Corporate instruments                      7,219                -                (330)           6,889
State and political
   subdivisions                            1,100                2                   -            1,102
                                         -------               --             -------          -------
Total available for sale                 $55,405               $8             $(3,909)         $51,504
                                         =======               ==             =======          =======


         The amortized cost and market values of bonds, notes and invested cash for funds withheld from reinsurers as of December 31, 1994 are as follows:



                                                                Gross                Gross
                                          Amortized           Unrealized          Unrealized          Market
                                            Cost                Gains              Losses             Value
                                          ---------           ----------         -----------         --------
Funds withheld from reinsurer:
-----------------------------
United States government
   agencies and authorities               $  80,987            $      -            $(3,514)          $ 77,473
Collateralized mortgage
   obligations                                7,913                   -               (228)             7,685
Special revenue                               2,171                   -               (289)             1,882
Corporate instruments                         2,367            $      -               (137)             2,230
                                           --------            --------            -------           --------
Total funds withheld from
   reinsurers - bonds and notes              93,438                   -             (4,168)            89,270
Invested cash                                14,845                   -                  -             14,845
                                           --------            --------            -------           --------
Total funds withheld from
   reinsurers                              $108,283            $      -            $(4,168)          $104,115
                                           ========            ========            =======           ========

   The market value of equity securities as of December 31, 1994 are as follows:

                                           Cost               Gross                Gross
                                                            Unrealized          Unrealized            Market
                                                              Gains               Losses               Value
                                        -----------        ----------          -----------        -----------
Equity Securities:
------------------
Corporate Instruments                   $         6        $          1        $         -          $        7
                                        -----------        ------------        -----------         -----------
Total Equity Securities                 $         6        $          1        $         -          $        7
                                        ===========        ============        ===========         ===========



A summary of net investment income for the years ended December 31, are as follows:




                                                     1995              1994              1993
                                                  -----------       ----------        -----------
Interest on bonds and notes                           $ 9,310           $ 8,738            $ 8,337
Interest on invested cash                               1,297               597                389
Realized gains (losses)                                 (525)                35              1,069
Other                                                       -                 3                  7
                                                  -----------        ----------        -----------
Total investment income                                10,082             9,373              9,802
Investment expense                                        298               324                252
                                                  -----------        ----------        -----------
Net investment income                                 $ 9,784           $ 9,049            $ 9,550
                                                  ===========        ==========        ===========


         Realized gains (losses) on investments for the years ended December 31, are as follows:



                                                        1995               1994            1993
                                                     -----------        ----------     -----------
Bonds and notes                                           $ (525)        $     55        $  1,069
Equity securities                                              -              (20)              -
                                                     -----------       ----------     -----------
Total                                                     $ (525)        $     35        $  1,069
                                                     ===========       ==========     ===========



         The changes in unrealized gains (losses) on debt instruments held as available-for-sale and equity security investments at December 31, are as follows:



                                                      1995                1994
                                                  -----------        ----------
                  Bonds and notes                     $4,154          $(14,637)
                  Equity securities                        2                 -
                                                 -----------        ----------
                          Total                       $4,156          $(14,637)
                                                 ===========        ==========



         Proceeds from sales of investments held as available for sale for the year ended December 31, 1995 and 1994 were $17,643 and $4,047, respectively. Proceeds from sales of investments for 1993 was $56,970. Gross gains of $4 and gross losses of $529 were realized on those sales in 1995. Gross gains of $63 and gross losses of $8 were realized on those sales in 1994. Gross gains of $1,069 were realized on those sales in 1993.



         Bonds and other securities with a market value of $143,462 at December 31, 1995 and $127,130 at December 31, 1994, were on deposit with various insurance regulatory authorities. Additionally, see Note (6) regarding investments held related to reinsurance contracts.

(3)      Fair Value of Financial Instruments


         The following table represents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1995 and 1994. FASB Statement No. 107, Disclosure about Fair Value of Financial Instruments, defines the fair value of a financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties.


         The carrying amounts shown in the table below are included in the Consolidated Balance Sheets under the indicated options.


                                                               1995                               1994
                                                    ---------------------------      ---------------------------
                                                    Carrying           Fair            Carrying            Fair
 ($ in thousands)                                   Amount            Value             Amount            Value
---------------------------------                   ----------    -------------      ------------   ------------
 Financial liabilities
      Long-term debt                               $   8,530        $    8,769        $    9,730        $    9,730
      Preferred securities issued by affiliate     $  21,045        $   22,035        $   18,790        $   17,400
                                                  ==========     =============      ============      ============


         The following methods and assumptions were used to estimate the fair value of each class of financial instruments:


         Long-term debt: The fair value of the Company's long-term debt is estimated based on the quoted market prices for similar issues or by discounting expected cash flows at the rates currently offered to the Company for debt of the same remaining maturities.


         Preferred securities issued by affiliate: The fair value of the Company's preferred securities issued by affiliate is estimated based on the quoted market prices for similar issues or by discounting expected cash flows at the rates currently offered to the Company for financial instruments of the same remaining maturities.

(4)      Claim and Claim Adjustment Expense Reserves

         The activity in the claim and claim adjustment expense reserve account is summarized as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                    --------------------------------------------
                                                                     1995              1994             1993
                                                                  -----------      -----------       -----------
Beginning reserve, gross of reinsurance . . . . . . . . . . .       $171,258          $171,038          $136,102
Less: Reinsurance recoverable on unpaid losses  . . . . . . .         66,241            70,860            74,004
                                                                 -----------       -----------       -----------
Beginning reserve, net of reinsurance . . . . . . . . . . . .        105,017           100,178            62,098
Provision for net claims and claim adjustment expenses
         For claims occurring in current year . . . . . . . .         58,842            72,457            87,997
         For claims occurring in prior years  . . . . . . . .         (2,237)            6,304            25,820
                                                                 -----------       -----------       -----------
         Total claims and claim adjustment expenses . . . . .         56,605            78,761           113,817
                                                                 -----------       -----------       -----------
Payments for net claims and claim adjustment expense:
         Attributable to insured events incurred in current
         year . . . . . . . . . . . . . . . . . . . . . . . .        (19,732)          (23,061)          (23,420)
         Attributable to insured events incurred in prior
         years  . . . . . . . . . . . . . . . . . . . . . . .        (42,033)          (58,406)          (57,008)
                                                                 -----------       -----------       -----------
         Total claims and claim adjustment expense payments .        (61,765)          (81,467)          (80,428)
                                                                 -----------       -----------       -----------
Change in funds withheld  . . . . . . . . . . . . . . . . . .          2,892             7,545             4,691
                                                                 -----------       -----------       -----------
Ending reserves, net of reinsurance . . . . . . . . . . . . .        102,749           105,017           100,178
Reinsurance recoverable on unpaid losses  . . . . . . . . . .         38,025            66,241            70,860
                                                                 -----------       -----------       -----------
Ending reserves, gross of reinsurance . . . . . . . . . . . .       $140,774          $171,258          $171,038
                                                                 ===========       ===========       ===========


         In 1995, the Company experienced decreased frequency and severity with respect to claims incurred during 1995, and favorable development emerged on prior accident years' losses as well. The Company's 1995 accident year net claim and claim adjustment expense ratio for accident year 1995 at the end of calendar year 1995 was

65.6%, versus 65.6% for accident year 1994, and 57.3% for accident year 1993, at the respective calendar year ends. Further, during calendar year 1995, the Company recorded a $2.2 million decrease in prior accident year claims and claim adjustment expense. Management decreased the provision for IBNR losses ceded under per-risk excess of loss contracts by $6.4 million based upon its historical experience.

         During 1995, the Company experienced approximately $8.6 million of favorable development on direct claim and claim adjustment expense reserves estimated at December 31, 1994. Management believes the favorable development resulted from the Company's improved claims management controls and decreased claim severity, particularly in the medical component of the workers' compensation line. Offsetting the favorable direct development in large part was the re-estimation during 1995 of reinsurance receivables recorded at December 31, 1994 from approximately $66.2 million to approximately $59.9 million at December 31, 1995.


(5)      Discontinued Operations

         During the third quarter of 1993, the Company adopted a plan to discontinue underwriting commercial property and casualty risks. As a result, the Company recorded a pre-tax charge to income of $2,991 for estimated operating losses during the phase-out period.

         During the second quarter of 1995, the Company increased its reserves by approximately $15 million for discontinued operations for accident years 1994 and prior. This increase in claims and claim adjustment expense reserves from the original estimate at the measurement date resulted from increased frequency and severity of claims incurred from those years, relative to previous expectations, which in turn caused an increase in the estimated ultimate claims and claim adjustment expense reserves related to 1994 and prior years.

         At December 31, 1995 and 1994, the net assets and liabilities of discontinued operations, consisting primarily of reinsurance receivables, securities, and unpaid claims and claim adjustment expenses, have been reclassified in the balance sheet at estimated net realizable or payable value. Management estimates that the discontinued operations will be "run off" by the year 2000. The assets and liabilities of discontinued operations are summarized below.

                                                                           December 31,
                                                                     -------------------------
                                                                       1995            1994
                                                                     ----------     ----------
           Assets:
                Reinsurance recoverables                             $40,495           $32,187
                Investments and other assets                              57             1,701
                                                                  ----------        ----------
                     Total Assets                                    $40,552           $33,888
                                                                  ==========        ==========
           Liabilities:

                Loss and LAE reserves                                $40,526           $36,410
                Other liabilities                                         26             1,701
                                                                  ----------        ----------
                     Total liabilities                               $40,552           $38,111
                                                                  ==========        ==========
           Net assets (liabilities) of discontinued operations      $-                 $(4,223)
                                                                  ==========        ==========


         There is a high level of uncertainty inherent in the evaluation of the required claims and claim adjustment expense reserves for the discontinued business. The long-tailed nature of the property and casualty claims affects the level of precision that management can attain in estimating the ultimate liability. Management has selected ultimate claim and claim adjustment expense that it believes will reasonably reflect anticipated ultimate experience. The ultimate costs of such claims are dependent upon future events, the outcomes of which are affected by many factors. Claims reserving procedures and settlement philosophy, current and perceived social and economic factors, inflation, current and future court rulings and jury attitudes, and many other economic, scientific, legal, political, and social factors all can have significant effects on the ultimate costs of claims. Changes in Company operations and management philosophy also may cause actual developments to vary from the past. Since the emergence and disposition of the discontinued operations claims are subject to uncertainties, the net amounts that will ultimately be paid to settle the liability may vary significantly from the estimated amounts provided for in the consolidated financial statements.


(6)      Income Taxes

         The Company adopted SFAS 109 beginning January 1, 1993 on a prospective basis. The cumulative effect of adopting SFAS 109 has been recorded as a change in accounting principle in the accompanying consolidated statements of income.

         Under SFAS 109, deferred income taxes are provided for temporary differences between financial statement and tax return basis using the asset and liability method. Pursuant to the deferred method under APB Opinion 11 that was applied in 1992 and prior years, deferred income taxes were recognized for income and expense items that are reported in different years for financial statement reporting purposes and for income tax purposes using the tax rate applicable in the year of the calculation.

         Under the deferred method, deferred taxes are not adjusted for subsequent changes in tax rates while under SFAS 109, tax rate changes are accounted for in the year in which the tax law is enacted.

         Total income tax expense (benefit) for the years ended December 31, 1995, 1994, and 1993, was allocated as follows:

                                                                1995            1994             1993
                                                            -----------      ----------     -----------
     Continuing operations                                        $(12)           $1,398          $(530)
     Dividend accrued on preferred securities                     (767)            (352)              -
     Discontinued operations                                    (5,070)                -         (1,541)
     Extraordinary item                                               -          (1,042)           (233)
                                                           -----------       ----------     -----------
             Total                                             $(5,849)              $4         $(2,304)
                                                           ===========       ==========     ===========


         Income tax expense (benefit) from continuing operations for the years ended December 31, 1995, 1994, and 1993 is composed of the following amounts:

                                          1995              1994              1993
                                     ------------       ----------        -----------
          Current                    $          4      $           4    $           -
          Deferred                            (16)             1,394             (530)
                                    -------------      -------------    -------------
          Total                      $        (12)     $       1,398    $        (530)
                                    =============      =============    =============


         Taxes computed at the statutory rate of 34% varied from the amounts reported in the consolidated statements of operations at December 31, as follows:

                                                                                       1995        1994        1993
                                                                                     --------    --------    --------
                          Income taxes at statutory rates                            $ 3,974      $1,699      $   749
                          Effect of tax-exempt interest                                  (15)        (15)         (93)
                          Effect of meals and entertainment                               38          37            -
                          Change in valuation allowance for tax assets                (4,013)       (237)      (1,191)
                          Internal Revenue Service settlement                              -          15            -
                          Change in AMT credit carryforward                                -        (101)           -
                          Other                                                            4           -            5
                                                                                    --------    --------     --------
                                   Total                                             $   (12)     $1,398      $  (530)
                                                                                    ========    ========     ========


         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, are presented below:

                                                                                 1995                 1994
                                                                              --------              --------

                          Deferred tax assets:
                          Original issue discount                              $  22,908           $   21,439
                          Net operating loss carryforward                         26,919               16,595
                          Alternate minimum tax carryforward                         701                  701
                          Capital loss carryforward                                1,042                1,042
                          Salvage and subrogation recoverable                          -                  153
                          Unearned premium liability                                 686                  730
                          Policyholder dividends                                   2,326                5,468
                          Unrealized loss on available for sale securities             -                1,326
                          Other                                                      391                  574
                                                                                --------             --------
                          Total gross deferred tax assets                         54,973               48,028
                          Less: Valuation allowance                                    -               (4,013)
                                                                                --------             --------
                                  Total                                           54,973               44,015
                                                                                --------             --------

                          Deferred tax liabilities:
                          Loss reserves                                          (22,197)             (16,862)
                          Discontinued operations                                 (5,850)              (9,212)
                          Reinsurance experience refund                          (15,300)             (10,200)
                          Deferred acquisition costs                                (945)              (1,008)
                          Direct collection allowance                               (510)              (1,088)
                          Unrealized gain on available-for-sale                     (86)                    -
                                                                                --------             --------
                          Total gross deferred tax liabilities                   (44,888)             (38,370)
                                                                                --------             --------
                                  Net deferred tax asset                       $  10,085           $    5,645
                                                                                ========             ========




         During the second quarter of 1995, the Company received $1.7 million tax refund from the Internal Revenue Service which confirmed the Company's tax net operating loss (NOL) position. As a result, it is the Company's belief the valuation allowance that was established with the adoption of FAS 109 in 1993 is no longer necessary.

         The Company believes the net deferred tax asset is recoverable based on available anticipated future taxable income and tax planning strategies. At December 31, 1995, the Company has a tax net operating loss carryforward of $79.9 million that begins to expire in the year 2006, and a capital loss carryforward of $3.0 million that expires in 1999.

(7)      Reinsurance

         Superior cedes claims and claim adjustment expenses to reinsurers under various contracts that cover individual risks, classes of business, or claims that occur during specified periods of time. Reinsurance is ceded on pro rata, per-risk excess-of-loss, and aggregate bases. These reinsurance arrangements provide greater diversification of risk and limit Superior's claims arising from large risks or from hazards of an unusual nature. Superior is contingently liable to the extent that any reinsurer becomes unable to meet its contractual obligations. Therefore, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risks arising from reinsurance activities and economic characteristics to minimize its exposure to significant losses from reinsurer insolvencies.

         Effective June 30, 1991, Superior entered into an aggregate excess of loss reinsurance contract (1991 Contract) with Centre Reinsurance Limited (Centre). Under the 1991 Contract, Superior purchased for $50 million reinsurance for claims and claim adjustment expense incurred on or prior to June 30, 1991, to the extent that these amounts were unpaid at June 30, 1991. The coverage obtained amounted to $87.5 million in excess of Superior's retention. Additionally, Superior ceded approximately $69.1 million of earned premiums to Centre through December 31, 1992. Claims and claim adjustment expenses occurring prior to December 31, 1992 were ceded to Centre in the amount of $165.6 million under the 1991 Contract. Prospective cessions of premium and claims were terminated by mutual consent of Superior and Centre effective December 31, 1992; however, all other terms of the 1991 Contract remain in effect until the treaty terminates January 1, 1998.

         Effective January 1, 1993, Superior entered into an aggregate excess of loss reinsurance contract (1993 Contract) with Centre. From SNIC's perspective the 1993 Contract substantively operated as a one year contract with at least four one year options to renew that were exercisable solely at the Company's election during the first five years of the contract. Subsequent to January 1, 1998, the 1993 Contract could have been terminated by either Superior or Centre upon 30 days notice. The 1993 Contract required the Company to cede not less than $15 million and not more than $20 million of premium to Centre with respect to any covered accident year. Claims and allocated claim adjustment expenses occurring during the accident year are ceded to Centre in excess of a variable percentage of earned premium (60%, 56.5% and 57.5% for the 1995, 1994 and 1993 accident years, respectively) and are subject to a limit of 130% of ceded earned premium, such limit not to exceed $26 million for any accident year. Effective January 1, 1996, the 1993 Contract was canceled at the Company's election. The cancellation of the 1993 Contract did not result in either a gain or loss being recognized by SNIC.

         The 1993 contract was canceled prospectively effective January 1, 1996, as a result of which SNIC will not cede premium or loss under the 1993 contract to Centre subsequent to accident year 1995. The cancellations of the 1993 contract does not affect the measurement or recognition of income or loss previously recorded in the Company's financial statements at any time the 1993 contract was in force. The reinsurance premiums ceded and experience account balance due from Centre with respect to accident years 1993-1995 are not affected by the cancellation of the contract. SNIC retains the right, however, to exercise its option to commute the 1993-1995 accident year at a future date in accordance with the terms of the contract.

         Reinsurance recoverable of $145.8 million and $165.6 million for the years ended December 31, 1995 and 1994, respectively, were associated with Centre. Under related reinsurance agreements with Centre, the Company holds collateral in the form of funds withheld of $105.7 million and $111.7 million for the years ended December 31, 1995 and 1994, respectively, and irrevocable letters of credit of $27.6 million and $62.3 million for the years ended December 31, 1995 and 1994, respectively. Centre realized $4.9 million in capital gains in 1995 and none in 1994 and 1993. The investment risk of investments related to the funds withheld account is Centre's. Additionally, investment income on the funds withheld account inures to the benefit of Centre.

         Effective January 1, 1994, the Company entered into a 20% quota-share reinsurance agreement with Zurich Reinsurance Centre (ZRC), an affiliate of Centre. Under the terms of the treaty, the Company is to receive a ceding commission to cover its costs of acquisition, and ZRC has the option to reduce its participation level in subsequent years. Policies covered under this contract include statutory workers' compensation and employers liability in-force at January 1, 1994, and new and renewal policies occurring on or after January 1, 1994. On

December 31, 1994, ZRC elected to reduce its quota share participation to 5%; however, all other terms of the treaty remain in effect.

         Superior's contracts are generally entered into on an annual basis. Superior has maintained reinsurance treaties with many reinsurers for a number of years. In general, Superior's reinsurance contracts are of the treaty variety, and cover underwritten risks specified in the treaties. Superior also from time to time purchases facultative reinsurance covering specific liabilities or policies underwritten. As of December 31, 1995, Centre, ZRC, and General Reinsurance Corporation account for 79%, 5% and 7%, respectively, of total amounts recoverable from all reinsurers on paid and unpaid claims and claim adjustment expenses.

         Amounts included in the income and expense accounts in continuing operations in connection with all ceded reinsurance at December 31, are as follows:


                                                               1995                1994               1993
                                                          -------------       -------------     -------------
Net Premiums written:
   Premiums written                                      $       96,122      $      134,769     $     157,986
   Premiums ceded                                                (6,983)            (28,823)           (3,555)
                                                         --------------      --------------     -------------
     Net premiums written                                $       89,139      $      105,946     $     154,431
                                                         ==============      ==============     =============
Net change in unearned premiums:
   Direct                                                $         (508)     $       (3,935)    $         846
   Ceded                                                            (88)               (537)                -

     Net change in unearned premiums                     $         (596)     $       (4,472)    $         846
                                                         ==============      ==============     =============
Net claims and claim adjustment expenses:
   Claims and claim adjustment expenses                  $       58,151      $        87,163    $      115,705
   Reinsurance recoveries                                        (1,546)             (8,402)            (1,888)
                                                         --------------      --------------     --------------
     Net claims and claim adjustment
     expenses                                            $       56,605      $       78,761     $      113,817
                                                         ==============      ==============     =============


         Funds withheld interest charges relating to the Centre treaties were recorded in the amount of $8,815, $7,545 and $4,691 for the years ended December 31, 1995, 1994, and 1993, respectively. Additionally, these interest charges have been included in the funds withheld liability and interest expense in the accompanying consolidated financial statements. The funds withheld liability and interest accrual have been offset against amounts due from reinsurers.


(8)      Long Term Debt

         Effective June 30, 1994, the Company entered into a $10 million term loan agreement (the "1994 Loan") with Imperial Bank, which was used to retire subordinated notes issued during 1992. This term loan is to be fully amortized over seven years with quarterly payments of $300 plus interest per quarter for years one and two, $350 plus interest per quarter for years three and four, and $400 plus interest per quarter for years five, six and seven. Effective July 1, 1995, the borrowing rate was changed from Imperial Bank's prime rate plus one half percent to a fixed rate of 8% per annum. Additionally, under the amended terms of the 1994 Loan, the Company may not prepay the Loan until July 1, 1996. At which time, the Loan may be prepaid based upon an agreed upon premium which varies by year. The premium for 1996 is 4.0%; 1997 is 3.5%; 1998 is 2.5%; 1999 is 1%; and 2000 is none.

         The Company must adhere to certain requirements and provisions to be in compliance with the terms of the notes. The provisions require Superior to maintain certain financial ratios and Superior National Insurance Group, Inc. the holding company, to maintain Imperial Bank time certificates of deposit in an amount equal to 20% of SNIG's outstanding balance under the 1994 Loan. At December 31, 1995, the Imperial Bank time certificates of deposit were $1.8 million of which $1.7 million is restricted. The Company is in compliance with all loan covenants as of December 31, 1995.

         The following is a summary of the long-term debt balances at December
31:

                                                                1995                1994
                                                               -------             ------
          Long term debt with Imperial Bank                    $ 8,500             $9,700
          Voting Notes                                              30                 30
                                                               -------             ------
          Balance at end of period                             $ 8,530             $9,730
                                                               =======             ======


         On June 30, 1994, the Company retired all of its 14.5% Senior Subordinated Series A Notes and Series B Notes. Voting Notes of $30 are still outstanding as of December 31, 1995. As a result of the prepayment of the debt, the Company recognized an extraordinary loss of $2,022, net of an income tax benefit of $1,042. For the year ended December 31, 1994, amounts paid to International Insurance Investors (III), an affiliate of Centre, and Company officers for prepayment penalty related to the early extinguishment of debt are $1,397 and $153, respectively. Interest expense incurred in 1995, 1994, and 1993, was $804, $1,181, and $1,530, respectively.

         On March 31, 1993 the Company prepaid $2,750 of Series A Notes held by III and certain Company management. As a result of the prepayment of debt, the Company recognized an extraordinary loss of $453, net of an income tax benefit of $233. The effect of the prepayment was to reduce aggregate interest expense by seven thousand dollars in 1993 and by $3,955 over the remaining life of the Notes.

         The warrants related to the Series A and B notes remain outstanding and provide their holders the right to purchase 1,569,363 shares of common stock at a strike price of $4 per share. The warrants are currently exercisable and expire on April 1, 2002. The warrants are held by senior management and a nominee for III.

         In February 1995, Superior entered into an agreement with a national brokerage house to allow it to enter into $5 million in reverse repurchase transactions that must be secured by either U.S. treasuries or government agency bonds. There were no outstanding transactions at December 31, 1995.


(9)      Preferred Securities Issued by Affiliate

         On June 30, 1994, the Company completed the sale of $20 million of preferred securities and warrants to affiliates of Centre Re in a transaction approved by the shareholders and the DOI. The preferred securities are
subordinate to the Imperial Bank term debt.   A special purpose investment
partnership, Superior National Capital, L.P. (the Limited Partnership), was formed in Bermuda to issue $20 million face amount of 9.7% redeemable preferred securities to Centre Reinsurance Services (Bermuda) III, Limited in exchange for $18 million. CentreLine Reinsurance Limited paid the Company $2 million for warrants to purchase 579,357 shares of the Company's common shares at $5.20 per share, representing a fully-diluted 10 percent interest in the Company.
The warrants are currently exercisable and expire on June 30, 2001.

         The proceeds received from the sale of preferred securities by the Limited Partnership were loaned to Superior National Insurance Group, Inc. Interest on the debt is to be paid to the Limited Partnership, which in turn will make the required dividend payments on the preferred securities. The Limited Partnership is accounted for as a subsidiary in the Company's consolidated financial statements. The debt between Superior National Insurance Group, Inc. and the Limited Partnership eliminates in consolidation. The preferred securities issued by the Limited Partnership and are presented between the liability and shareholders' equity sections of the balance sheet, net of transaction costs.

         The difference between the face value and the carrying value is amortized over the seven year maturity of the preferred securities using the scientific method. The amortization, net of tax benefits, and accrued dividends, is charged to current year income after continuing operations, net of taxes.

         The following is a summary of the preferred securities balance as of December 31:

                                                                             1995                     1994
                                                                         ------------            -------------
                                   Beginning balance                     $     18,790            $      18,000
                                   Less: Transaction costs                          -                    (245)
                                   Add: Dividends and accretion                 2,255                    1,035
                                                                         ------------            -------------
                                   Balance at end of period              $     21,045            $      18,790
                                                                         ============            =============



         For the first three years, the preferred securities will pay dividends in the form of additional face value of the preferred securities at the coupon rate of 9.7%.


(10)     Statutory Surplus and Dividend Restrictions

         Superior is domiciled in the State of California and prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the State of California Department of Insurance
(DOI). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

         Superior has also been permitted to account for certain funds received under the Centre excess of loss reinsurance contract as a recovery on paid losses in presenting its statutory claims and claims adjustment expense, and funds withheld balances reflected in its statutory balance sheet and Schedule
P. Accounting for the Centre aggregate excess of loss contract in this manner does not affect Superior's statutory surplus at December 31, 1995. Had Superior not received the benefits of the Centre aggregate excess of loss contract, statutory surplus would have been reduced by a $13.8 million Schedule P penalty at December 31, 1994.

         In addition to the above, Superior has been permitted to record the assets of its subsidiary Western Select Service Corporation (WSSC) at its book value of $361. Substantially all of WSSC's assets relate to software, which are normally non-admitted assets.

         Superior has been permitted to record its experience rated refund at its estimated realizable value, which may be different from its current market value as a result of fluctuations in interest rates and future yields on certain U.S. Treasury Bonds.

         Superior's statutory policyholders' surplus as reported to regulatory authorities was $51,895 and $65,526 at December 31, 1995, and 1994, respectively. Superior's statutory net income, as reported to regulatory authorities, was $1,050, $3,917 and $1,097 for the years ended December 31, 1995, 1994, and 1993 respectively.

         Insurance companies are subject to insurance laws and regulations established by the states in which they transact business. The laws of the various states establish supervisory agencies with broad administrative and supervisory powers. Most states have also enacted legislation regulating insurance holding company systems, including acquisitions, extraordinary dividends, the terms of affiliate transactions and other related matters. The Company and Superior have registered as holding company systems pursuant to such legislation in California. The NAIC has formed committees and appointed advisory groups to study and formulate regulatory proposals on such diverse issues as the use of surplus debentures, and accounting for reinsurance transactions. It is not possible to predict the future impact of changing state and federal regulation on the operations of the Company and Superior.

         The Risk Based Capital Model (RBC) for property and casualty insurance companies was adopted by the NAIC in December 1993, and starting in 1995, companies are required to report their RBC ratios to the NAIC. Superior has calculated and met its RBC requirement.

         Insurance companies are also subject to restrictions affecting the amount of stockholder dividends and advances that may be paid within any one year without the prior approval of the DOI. The California Insurance Code provides that amounts may be paid as dividends on an annual noncumulative basis (generally based on the greater of (1) net income for the preceding year or (2) 10% of statutory surplus as regards policyholders as of the preceding December
31) without prior notice to, or approval by, the DOI. At December 31, 1995, Superior could pay approximately $5.2 million in dividends and advances to the Company without the DOI's prior approval based on 10% of reported statutory surplus.

         In 1995, Superior made an extraordinary dividend distribution of 100% of its shares in Superior (Bermuda) Limited to Superior National Insurance Group, Inc., after receiving prior approval from the DOI, constituting $15 million of Superior's statutory capital and surplus. Cash dividends of $850 were paid in 1994.


(11)     Employee Benefit Plans

         During August 1985, the Company adopted a non-qualified stock option plan, pursuant to which it has reserved an aggregate of 225,000 shares of common stock for issuance upon the exercise of options to be granted under the plan to certain of the Company's officers at the discretion of the Board of Directors or committee thereof. Options under the plan are granted for terms up to ten years at a price not less than 100% of the estimated fair market value at the date of grant. Options granted under the option plan are not intended to qualify as incentive stock options within the meaning of section 422A of the Internal Revenue Code (the "Code") of 1986.

         The following is a summary of the transactions under the stock option plan for the years ended December 31:

                                        1995                       1994                      1993
                              ------------------------   ------------------------   ------------------------
                                Number        Option       Number        Option       Number        Option
                              of Shares       Price      of Shares       Price      of Shares       Price
                              ------------------------   ------------------------   ------------------------
Stock options outstanding
   beginning of year            138,750     $4.00-5.20     146,250          $4.00     110,750   $4.00-$20.00
Stock options granted            10,000           5.20      57,500      5.00-5.20     146,250           4.00
Stock options exercised            (500)          4.00           -              -           -              -
Stock options canceled          (20,750)          4.00     (65,000)          4.00    (110,750)    4.00-20.00
                              ------------------------   ------------------------   ------------------------
Stock options outstanding,
   end of year                  127,500    $4.00-$5.20     138,750    $4.00-$5.20     146,250          $4.00
                              ========================   ========================   ========================


         At December 31, 1995, 37,690 vested options were exercisable and no additional options or purchase rights will be granted under the 1986 plan.

         During 1995, the Company adopted the 1995 Stock Incentive Plan (the "1995 Plan"). The 1995 Plan permits the granting of both options that qualify for treatment as incentive stock options under Section 422 of the Code, and options that do not qualify as Incentive Stock Options. Under the 1995 Plan, officers and key employees of the Company may be granted options to purchase shares of Common Stock of the Company or they may by given the opportunity to purchase Restricted Stock of the Company. The number of shares of Common Stock in respect to which options or restricted stock may be granted under the 1995 Plan shall not exceed 625,000 shares. The following is a summary of the transactions under the 1995 Plan for the year ended December 31, 1995.


                                                                ------------------------------
                    Stock Options:                                Number               Option
                    --------------                              of Shares              Price
                                                                ------------------------------
                    Options outstanding at January 1, 1995              -                    -
                    Options granted                               125,000                $5.20
                                                                ------------------------------
                    Options outstanding at December 31, 1995      125,000                $5.20
                                                                ==============================

                                                                  ------------------------------
                                                                   Number                 Option
                     Restricted Stock:                            of Shares                Price
                     -----------------                            ------------------------------
                     Shares outstanding at January 1, 1995              -                      -
                     Shares granted                                36,350                  $5.20
                                                                  ------------------------------
                     Shares outstanding at December 31, 1995       36,350                  $5.20
                                                                  ==============================



         At December 31, 1995, 19,000 vested options were exercisable and none of the restricted stock granted in 1995 were vested. 463,650 shares were available for future grants under the 1995 plan at December 31, 1995.

         Effective January 1, 1990, the Company implemented a 401(k) Plan (the "Plan") which is available for substantially all employees under which the Company matches a percentage of the participant's compensation. The employer contributions are discretionary and vested over a five year period. The employer contributions for plan years 1995, 1994 and 1993 were $150, $82 and $0, respectively.

         The Company has no formal post-employment retirement benefit plans; however, the Company has entered into severance contracts with certain former employees for which approximately $322, $284 and $732 of accrued expenses were recorded at December 31, 1995, 1994, and 1993, respectively.


(12)     Commitments

         The Company and its subsidiaries occupy offices under various operating leases. The future minimum lease payments at December 31, 1995 are as follows:

                1996                                                      $1,858
                1997                                                       1,877
                1998                                                       1,458
                1999                                                       1,470
                2000                                                         391
                Aggregate lease commitments thereafter                    $   43

         Rental expenses totaled approximately $1,772, $1,780, and $1,408, for the years ended December 31, 1995, 1994, and 1993, respectively.

         During December 1993, the Company sold and leased back furniture, fixtures, and equipment in the amount of $1 million. No gain or loss was recognized on the transaction. The Company can, after the initial lease term, or any modified term mutually agreed upon in writing, exercise the option to purchase the assets, provided that all rental and other sums payable over the term of the lease have been paid in full. In June 1995, the Company exercised the option and repurchased the assets. No gain or loss was recognized on the repurchasing transaction. The capital lease liability was included as a component of "Accounts payable and other liabilities" on the consolidated balance sheet for 1994.

         In a transaction associated with the sale of Senior Subordinated Notes to III, the Company and Superior agreed to pay International Insurance Advisors, Inc., agent for each of the III limited partners and for the general partner of III, a consulting fee in the amount of $250 beginning on April 1, 1993, and on each April 1 thereafter, to and including April 1, 1998. The retirement of the 1992 Notes in 1994 did not affect the obligation of the Company and Superior to pay the consulting fee.

(13)     Litigation

         The Company is subject to various litigation which arises in the course of doing business. Based upon discussions with counsel, management is of the opinion that such litigation will have no material adverse effect on the consolidated financial position of the Company or its consolidated results of operations.


(14)     Prepaid and Other Assets

         A summary of prepaid and other assets at December 31, are as follows:

                                                            1995                1994
                                                           ------              ------
                   Furniture and fixtures, net             $1,151              $  971
                   Data processing equipment, net           2,767               2,419
                   Prepaid and advances                     1,540                 579
                   Other                                      619                 695
                                                           ------              ------
                                                           $6,077              $4,664
                                                           ======              ======


(15)     Accounts Payable and Other Liabilities

         A summary of accounts payable and other liabilities at December 31, are as follows:

                                                            1995                 1994
                                                           -------              ------
                   Escheatment payable                     $ 1,423              $1,372
                   Rent and lease liability                    662               1,829
                   Capital lease                                 -                 826
                   Accounts payable                          5,157               2,673
                   Other liabilities                         4,587               2,714
                                                           -------              ------
                                                           $11,829              $9,414
                                                           =======              ======

                                                                      SCHEDULE I

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 1995



                           Column A                                Column B          Column C              Column D
    -----------------------------------------------------          --------          --------              --------
                                                                                                        Amount at which
                                                                                                         shown in the
                      Type of investment                             Cost             Value              balance sheet
    -----------------------------------------------------          --------          --------           ---------------
    Investments Available for Sale:
          Bonds and notes:
             U.S. Government agencies and authorities . .          $ 33,302          $ 33,303              $ 33,303
             States, municipalities, and political                    1,100             1,138                 1,138
                subdivisions  . . . . . . . . . . . . . .
             All other corporate bonds  . . . . . . . . .             7,398             7,612                 7,612
                                                                   --------          --------              --------
          Total bonds and notes available for sale  . . .            41,800            42,053                42,053
    Funds Withheld from Reinsurers:
         Bonds and notes:
             U.S. Government agencies and authorities . .           103,496           105,554               103,496
             Foreign government . . . . . . . . . . . . .             2,118             2,183                 2,118
             All other corporate bonds  . . . . . . . . .             9,307             9,336                 9,307
                                                                   --------          --------              --------
          Total bonds and notes funds withheld  . . . . .           114,921           117,073               114,921
    Equity Securities:
       Industrial, miscellaneous, and all other . . . . .               686               689                   689
                                                                   --------          --------              --------
       Total equity securities  . . . . . . . . . . . . .               686               689                   689
                                                                   --------          --------              --------
    Invested Cash . . . . . . . . . . . . . . . . . . . .             7,745             7,745                 7,745
                                                                   --------          --------              --------
       Total investments  . . . . . . . . . . . . . . . .          $165,152          $167,560              $165,408
                                                                   ========          ========              ========

                                                                     SCHEDULE II

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                                 BALANCE SHEET
                    (Amounts in thousands, except par value)

                                                                                           December 31,
                                                                                         -----------------
                                                                                          1995       1994
                                                                                         ------     ------
Assets
------
Investments:

Bonds and Notes at market (amortized cost: $1,497 in 1995)  . . . . . . . . . . . .      $ 1,500    $     -
Invested cash (certificates of deposit and other short-term instruments)  . . . . .        2,868      5,605
                                                                                         -------    -------
   Total Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,368      5,605
                                                                                         =======    =======
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21        468
Accrued investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9         10
Investment in subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       67,695     60,051
Intercompany receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           91         91
Current income taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            -      1,721
Deferred income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,526      1,526
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           94         83
                                                                                         -------    -------
   Total Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $73,804    $69,555
                                                                                         =======    =======

Liabilities and Shareholders' Equity
------------------------------------

Liabilities:
Long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 8,530    $ 9,730
Accounts payable and other liabilities  . . . . . . . . . . . . . . . . . . . . . .          749        671
                                                                                         -------    -------
   Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,279     10,401
                                                                                         =======    =======

   Preferred securities issued by affiliate; authorized 1,100,000 shares; issued and
     outstanding 922,137 shares in 1995 and 838,800 shares in 1994  . . . . . . . .       21,045     18,790

Shareholders' Equity:

Common stock, no par value; authorized 25,000,000 shares:  issued and outstanding
  3,430,373 shares in 1995 and 3,429,873 shares in 1994 . . . . . . . . . . . . . .       15,943     15,941
Unrealized gain (loss) on investments, net of income taxes  . . . . . . . . . . . .          169     (2,574)
Paid in capital - warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,206      2,206
Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,162     24,791
                                                                                         -------    -------
   Total shareholders' equity   . . . . . . . . . . . . . . . . . . . . . . . . . .       43,480     40,364
                                                                                         -------    -------
   Total liabilities and shareholders' equity   . . . . . . . . . . . . . . . . . .      $73,804    $69,555
                                                                                         =======    =======

See accompanying note to condensed financial information

                                                                     SCHEDULE II


            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                              STATEMENTS OF INCOME
                             (Amounts in thousands)


                                                                                   Twelve Months Ended
                                                                                       December 31,
                                                                               ---------------------------
                                                                                1995       1994      1993
                                                                               ------     ------    ------
Revenues:
--------
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   330   $    90   $    85

  Total revenues  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        330        90        85

Expenses:
--------

Interest expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        804     1,108     1,531
General and administrative expenses . . . . . . . . . . . . . . . . . . . .        304       116       567
                                                                               -------   -------   -------
   Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,108     1,224     2,098
                                                                               -------   -------   -------
Loss from operations before federal income tax expense, equity in net income of subsidiaries, extraordinary item and cumulative effect of change in accounting for income taxes, and preferred securities dividends
  and accretion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (778)   (1,134)   (2,013)

Income tax expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        767     1,394       234
                                                                               -------   -------   -------
Loss from operations before equity in net income of subsidiaries, extraordinary item, cumulative effect of change in accounting for income
  taxes, and preferred securities dividend and accretion  . . . . . . . . .     (1,545)   (2,528)   (2,247)

Equity in net income of subsidiaries  . . . . . . . . . . . . . . . . . . .      3,404     6,127     2,590
Extraordinary loss on retirement of long-term debt, net of income tax
  benefit of $1,042 in 1994 and $233 in 1993  . . . . . . . . . . . . . . .          -    (2,022)     (453)
Cumulative effect of change in accounting for income taxes  . . . . . . . .          -         -     1,697

Preferred securities dividends and accretion, net of income tax benefit of
  $767 in 1995 and $352 in 1994 . . . . . . . . . . . . . . . . . . . . . .     (1,488)     (683)        -
                                                                               -------   -------   -------
     Net income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   371   $   894   $ 1,587
                                                                               =======   =======   =======

See accompanying note to condensed financial information

                                                                     SCHEDULE II

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                            STATEMENTS OF CASH FLOWS
                             (Amounts in thousands)

                                                                              Twelve Months Ended December 31,
                                                                            ------------------------------------
                                                                              1995          1994           1993
                                                                            -------       --------        ------
Cash flows from operating activities:
------------------------------------
Net income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   371       $    894        $1,587
                                                                            -------       --------        ------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
   Amortization of bonds and preferred stock  . . . . . . . . . . . . . .        (1)            55             3

   Amortization of long-term debt   . . . . . . . . . . . . . . . . . . .         -          1,151           (86)
   Income from subsidiaries   . . . . . . . . . . . . . . . . . . . . . .    (3,404)        (6,127)       (2,590)
   Gain on sale of investments  . . . . . . . . . . . . . . . . . . . . .         -             68             -
   Preferred securities dividends and accretion   . . . . . . . . . . . .     2,255          1,035             -

   Decrease (increase) in accrued investment income   . . . . . . . . . .         1             11           (22)
   (Increase) in income taxes receivable  . . . . . . . . . . . . . . . .     1,721              -        (1,721)
   Decrease in deferred taxes   . . . . . . . . . . . . . . . . . . . . .         -              -             -
   (Decrease) increase in other assets  . . . . . . . . . . . . . . . . .       (11)           157           321

   (Decrease) increase in accounts payable and other liabilities  . . . .        78           (271)          805
                                                                            -------       --------        ------
       Total adjustments  . . . . . . . . . . . . . . . . . . . . . . . .       639         (3,921)       (3,290)
                                                                            -------       --------        ------
       Net cash provided by (used in) operating activities  . . . . . . .     1,010         (3,027)       (1,703)
                                                                            -------       --------        ------
Cash flows from financing activities:
------------------------------------

Retirement of long-term debt  . . . . . . . . . . . . . . . . . . . . . .         -         (8,164)       (2,363)
Repayment of bank loans . . . . . . . . . . . . . . . . . . . . . . . . .    (1,200)             -             -
Proceeds from long-term debt  . . . . . . . . . . . . . . . . . . . . . .         -         10,000             -
Proceeds from issuance of preferred securities  . . . . . . . . . . . . .         -         17,755             -

Paid-in capital - new warrants issued . . . . . . . . . . . . . . . . . .         -          2,000             -
Paid-in capital - warrants  . . . . . . . . . . . . . . . . . . . . . . .         -            (10)            -
Paid-in capital - stock options . . . . . . . . . . . . . . . . . . . . .         2              -             -
   Net cash provided by (used in) financing activities  . . . . . . . . .    (1,198)        21,581        (2,363)
                                                                            -------       --------        ------
Cash flows from investing activities:
------------------------------------
Purchases of bonds and notes:
   Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (1,496)             -          (975)

Dividends received from subsidiaries  . . . . . . . . . . . . . . . . . .         -            850           850
Sales of bonds and notes:
   Investments available for sale   . . . . . . . . . . . . . . . . . . .         -            923             -
Capital contribution to subsidiaries  . . . . . . . . . . . . . . . . . .    (1,500)       (15,000)            -
Sales of common & preferred stock . . . . . . . . . . . . . . . . . . . .         -             24             -

Net (increase) decrease in invested cash  . . . . . . . . . . . . . . . .     2,737         (4,937)        4,240
                                                                            -------       --------        ------
   Net cash provided by (used in) investing activities  . . . . . . . . .      (259)       (18,140)        4,115
                                                                            -------       --------        ------
   Net increase (decrease) in cash  . . . . . . . . . . . . . . . . . . .      (447)           414            49

Cash at beginning of period . . . . . . . . . . . . . . . . . . . . . . .       468             54             5
                                                                            -------       --------        ------
Cash at end of period . . . . . . . . . . . . . . . . . . . . . . . . . .   $    21       $    468        $   54
                                                                            =======       ========        ======
Supplemental disclosure of cash flow information:
   Cash paid during the year for income taxes   . . . . . . . . . . . . .   $     1       $      1        $    1
                                                                            =======       ========        ======
   Cash paid during the year for interest   . . . . . . . . . . . . . . .   $   808       $  1,222        $  630
                                                                            =======       ========        ======
See accompanying note to condensed financial information

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                    NOTE TO CONDENSED FINANCIAL INFORMATION


         The parent only financial statements present the Company's balance sheet, operations and cash flows by accounting for the investment in its subsidiaries on the equity method.

         The accompanying condensed financial information should be read in conjunction with the consolidated financial statements and notes to consolidated financial statements.

                                                                   SCHEDULE III

            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                       SUPPLEMENTAL INSURANCE INFORMATION
                             (Amounts in thousands)





  COLUMN          COLUMN      COLUMN     COLUMN     COLUMN     COLUMN     COLUMN     COLUMN       COLUMN      COLUMN      COLUMN
    A               B           C          D          E          F          G          H            I           J           K
  --------      ----------- ----------  --------  ----------   -------  ----------  ---------  ------------  ---------   ---------
                              Future
                              Policy                                                             Amortiza-
                             Benefits,              Other                                         tion of
                 Deferred    Losses,                Policy                                       Deferred
                  Policy    Claims and            Claims and                                      Policy        Other
                Acquisition    Loss     Unearned   Benefits    Premium     Net      Benefits,  Acquisitions  Operating    Premium
                   Costs     Expenses    Premium   Payable     Revenue  Investment   Claims       Costs      Expenses     Written
                ----------- ----------  --------  ----------   -------  ----------  ---------  ------------  ---------   ---------
1995
----
Workers'
Compensation     $  2,780   $ 140,774   $ 10,220  $       --   $  89,735  $  9,784  $  56,605   $  18,288    $  18,679   $  89,139
                 ========   =========   ========  ==========   =========  ========  =========   =========    =========   =========

1994
----
Workers'
Compensation     $  2,905   $ 171,258   $ 10,728  $       --   $ 110,418  $  9,049  $  78,761   $  16,746    $  13,980   $ 105,946
                 ========   =========   ========  ==========   =========  ========  =========   =========    =========   =========

1993
----
Workers'
Compensation     $  3,351   $ 171,038   $ 14,663  $       --   $ 153,585  $  9,550  $ 113,817   $  23,033    $  12,710   $ 154,431
                 ========   =========   ========  ==========   =========  ========  =========   =========    =========   =========

                                                                    SCHEDULE IV


            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                                  REINSURANCE
                                 (In thousands)



           COLUMN A                  COLUMN B         COLUMN C         COLUMN D         COLUMN E        COLUMN F
           --------                  --------         --------         --------         --------        --------
                                                                     Assumed From                     Percentage of
                                                    Ceded to Other      Other                            Amount
          Description               Gross Amount      Companies       Companies        Net Amount    Assumed to Net
          -----------               ------------      ---------       ---------        ----------    --------------
Year ended December 31, 1995
----------------------------
Premiums:

Workers' compensation
insurance . . . . . . . . . .          $96,630          $6,895         $   ---           $89,735          $---
                                     ---------          ------         -------          --------          ----
Total premiums  . . . . . . .          $96,630          $6,895         $   ---           $89,735          $---
                                     =========          ======         =======          ========          ====

Year ended December 31, 1994
----------------------------
Premiums:
Workers' compensation
insurance . . . . . . . . . .         $138,704         $28,286         $   ---          $110,418          $---
                                     ---------          ------         -------          --------          ----

Total premiums  . . . . . . .         $138,704         $28,286         $   ---          $110,418          $---
                                     =========          ======         =======          ========          ====

Year ended December 31, 1993
----------------------------
Premiums:
Workers' compensation
insurance . . . . . . . . . .        $ 157,140          $3,555         $   ---          $153,585          $---
                                     ---------          ------         -------          --------          ----
Total premiums  . . . . . . .        $ 157,140          $3,555         $   ---          $153,585          $---
                                     =========          ======         =======          ========          ====

                                                                      SCHEDULE V


            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES
                 VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
                             (Amounts in thousands)





           COLUMN A                 COLUMN B               COLUMN C              COLUMN D       COLUMN E
  -------------------------       ------------    --------------------------   ------------   ------------
                                                           Additions
                                                  --------------------------
                                   Balance at       Charged to    Charged to                    Balance
                                    Beginning         Costs          Other                       at End
          Description               of Period      and Expenses    Accounts     Deductions     of Period
  --------------------------       -----------    --------------  ----------   ------------   -----------
Year ended December 31, 1995
----------------------------

  Allowance for possible
    losses on premiums
    receivable . . . . . . . .        $ 900           $1,531         ---          ($1,931)       $ 500
                                      =====           ======        =====         =======        =====
  Allowance for possible
    losses on reinsurance
    recoverable  . . . . . . .         ---              ---          ---             ---          ---
                                      =====           ======        =====         =======        =====

Year ended December 31, 1994
----------------------------
  Allowance for possible
    losses on premiums
    receivable . . . . . . . .        $ 900           $2,697         ---          ($2,697)       $ 900
                                      =====           ======        =====         =======        =====
  Allowance for possible
    losses on reinsurance
    recoverable  . . . . . . .         ---              ---          ---             ---          ---
                                      =====           ======        =====         =======        =====

Year ended December 31, 1993
----------------------------
  Allowance for possible
    losses on premiums
    receivable . . . . . . . .        $ 625           $4,903         ---          ($4,628)       $ 900
                                      =====           ======        =====         =======        =====
  Allowance for possible
    losses on reinsurance
    recoverable  . . . . . . .         ---              ---          ---             ---          ---
                                      =====           ======        =====         =======        =====

                                                                    SCHEDULE VI


            SUPERIOR NATIONAL INSURANCE GROUP, INC. AND SUBSIDIARIES SUPPLEMENTAL PROPERTY AND CASUALTY INSURANCE INFORMATION
                             (Amounts in thousands)


                COLUMN      COLUMN     COLUMN     COLUMN     COLUMN     COLUMN         COLUMN         COLUMN    COLUMN     COLUMN
                   A           B          C          D          E          F              G              H         I         J
              ----------- ----------  --------   ---------  ---------  --------  -----------------   --------   --------  ---------
                                      Discount,
                                       if any,
                                      Deducted                                   Claims and Claim
                           Reserves  in Reserves                                    Adjustment      Amortiza-
                          for Unpaid  or Unpaid                                  Expenses Incurred   tion of      Paid
               Deferred   Claims and Claims and                                     related to:     Deferred   Claims and
                Policy       Claim      Claim                             Net     ----------------   Policy       Claim
              Acquisition Adjustment Adjustment  Unearned    Earned   Investment  Current   Prior  Acquisition Adjustment  Premium
                 Costs     Expenses   Expenses    Premium    Premium    Income     Year     Year      Costs     Expenses   Written
              ----------- ----------  --------   ---------  ---------  --------  --------  -------   --------   --------  ---------
1995
----
Workers'
Compensation   $   2,780  $  140,774  $    --    $  10,220  $  89,735  $  9,784  $ 58,842  $(2,237)  $ 18,288   $ 61,765  $  89,139
               =========  ==========  ========   =========  =========  ========  ========  =======   ========   ========  =========
1994
----
Workers'
Compensation   $   2,905  $  171,258  $    --    $  10,728  $ 110,418  $  9,049  $ 72,457  $  6,304  $ 16,746   $ 81,467  $ 105,946
               =========  ==========  ========   =========  =========  ========  ========  =======   ========   ========  =========
1993
----
Workers'
Compensation   $   3,351  $  171,038  $    --    $  14,663  $ 153,585  $  9,550  $ 87,997  $ 25,820  $ 23,033   $ 80,428  $ 154,431
               =========  ==========  ========   =========  =========  ========  ========  =======   ========   ========  =========

                                    ANNEX A





     _____________________________________________________________________


                            STOCK PURCHASE AGREEMENT


                                     among


                    SUPERIOR NATIONAL INSURANCE GROUP, INC.,


                           INSURANCE PARTNERS, L.P.,


                  INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.


                                      AND


               THE PERSONS OR ENTITIES ON THE SIGNATURE PAGES TO


                  THE SUBSCRIPTION AGREEMENTS ATTACHED HERETO


       _________________________________________________________________


                         Dated as of September 17, 1996

       _________________________________________________________________

                                 TABLE OF CONTENTS

                                                                                                                            Page
ARTICLE I

THE TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
          1.1      Purchase and Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
          1.2      Purchase Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
          1.3      Closing Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
          1.4      The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
          1.5      Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
          2.1      Organization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
          2.2      Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
          2.3      No Violation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
          2.4      Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
          2.5      Funds Available  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
          2.6      Securities Act Representation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
          2.7      Participation by Robert A. Spass   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
          3.1      Corporate Organization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
          3.2      Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
          3.3      Newly Issued Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
          3.4      Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
          3.5      No Violation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
          3.6      SEC Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
          3.7      Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
          3.8      Compliance with Laws   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
          3.9      No Material Adverse Change; Ordinary Course of Business  . . . . . . . . . . . . . . . . . . . . . . .     9
          3.10     Private Offering   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
          3.11     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
          3.12     Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9





                                      A-i.

                                                                                                                            Page
                                                                                                                            ----
ARTICLE IV

COVENANTS AND AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
          4.1      Proxy Statement and Meeting of Company's Shareholders  . . . . . . . . . . . . . . . . . . . . . . . .    10
          4.2      Standstill   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
          4.3      Transfer of Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
          4.4      Board Representation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
          4.5      IP Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
          4.6      Best Efforts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
          4.7      Indemnification by the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
          4.8      Indemnification by the Purchasers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
          4.9      Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
          4.10     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
          4.11     HSR Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

ARTICLE V

CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
          5.1      Conditions to Each Party's Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
          5.2      Conditions to the Obligations of the Company.    . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
          5.3      Conditions to the Obligations of Purchasers.     . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

ARTICLE VI

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
          6.1      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
          6.2      Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
          6.3      Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
          6.4      Survival   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
          6.5      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
          6.6      Headings; Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
          6.7      Publicity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
          6.8      Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
          6.9      Conveyance Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
          6.10     Assignment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
          6.11     Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
          6.12     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
          6.13     Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
          6.14     Costs and Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23






                                      A-ii.

                                    EXHIBITS



Exhibit A                  Form of Subscription Agreement
Exhibit B                  Purchasers of the Shares of Common Stock
Exhibit C                  Registration Rights Agreement





                                      A-iii.

                            STOCK PURCHASE AGREEMENT


                 STOCK PURCHASE AGREEMENT ("Agreement") dated as of September 17, 1996 by and among Superior National Insurance Group, Inc., a California corporation (the "Company"), Insurance Partners, L.P., a Delaware limited partnership ("IP Delaware"), Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership ("IP Bermuda" and together with IP Delaware,"IP"), and such other persons or entities who execute the form of Stock Subscription Agreement (the "Subscription Agreement") attached hereto as Exhibit A (the "Subscribing Shareholders" and together with IP, the "Purchasers").


                                R E C I T A L S:

                 WHEREAS, the Purchasers wish to purchase from the Company, and the Company wishes to issue and sell to the Purchasers, the number of shares of common stock, no par value, of the Company (the "Common Stock") as is set forth in Section 1.1 below, on the terms and subject to the conditions set herein;

                 WHEREAS, it is a standard and customary practice of IP, in connection with transactions substantially similar to those contemplated herein, to require certain members of senior management of the issuer to make a contemporaneous, personal, financial commitment to the issuer;

                 WHEREAS, in order to comply with such practice of IP, certain members of management of the Company have agreed to make a contemporaneous, personal, financial commitment to the Company by purchasing shares of Common Stock and by consummating the transactions contemplated herein on the terms and conditions set forth below;

                 WHEREAS, concurrently with the execution of this Agreement, the Company, the Purchasers, Pac Rim Holding Corporation ("Pac Rim"), SNTL Acquisition Corp. ("SNTL"), The Chase Manhattan Bank, N.A., Chase Securities Inc. (collectively, "Chase") and the Subscribing Shareholders shall enter into among themselves certain agreements relevant thereto as set forth below; and

                 WHEREAS, the Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein.


                               A G R E E M E N T:

                 NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions contained herein, the sufficiency of which is hereby acknowledged, and in order to set forth the terms and conditions of the transactions described herein and the mode of carrying the same into effect, the parties hereby agree as follows:

                                   ARTICLE I

                                THE TRANSACTIONS

                 1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase from the Company and the Company agrees to issue and sell to each of the Purchasers (the "Purchase") at the Closing (as defined below) the aggregate number of shares of Common Stock (the "Shares") set forth opposite such Purchaser's name on Exhibit B hereto, for the aggregate purchase price set forth opposite such Purchaser's name on Exhibit B hereto. Each Subscription Agreement executed by a Purchaser shall be attached hereto and become part of this Agreement.

                 1.2 Purchase Price. The purchase price to be paid for each Share of Common Stock shall be Seven Dollars and Fifty-Three Cents ($7.53) (the "Share Price"), constituting an aggregate purchase price for the Shares of Eighteen Million Dollars ($18,000,000) (the "Purchase Price").

                 1.3 Closing Matters. At the Closing each of the Purchasers shall wire transfer or otherwise make available in same day funds to the Company its portion of the Purchase Price and the Company shall deliver to such Purchaser certificates representing the Shares purchased by such Purchaser.

                 1.4 The Closing. Subject to the fulfillment of the conditions precedent specified in Article V (any or all of which may be waived in writing by the respective parties whose performance is conditioned upon satisfaction of such conditions precedent), the purchase and sale of the Shares shall be consummated at a closing (the "Closing") to be held at the offices of Barger & Wolen LLP, 515 South Flower Street, 34th Floor, Los Angeles, California 90071 at 9:00 a.m., local time, or as soon as practicable, following the satisfaction or waiver of all conditions precedent specified in Article V, or at such other place and time as the Company and IP shall mutually agree in writing after the satisfaction or waiver of all conditions precedent specified in Article V, provided that in no circumstance shall the Closing occur on or after March 1, 1997 (such date and time being herein referred to as the "Closing Date").

                 1.5 Fee. At the Closing, the Company shall pay to Insurance Partners Advisors, L.P. ("IPA") a transaction fee of Six Hundred and Thirty-Five Thousand Dollars ($635,000), by wire transfer of immediately available funds to an account or accounts designated by IPA. If Pac Rim shall pay to the Company the Breakup Fee (as defined in Section 10.3 of the Merger Agreement, dated as of the date hereof, among Pac Rim, the Company and SNTL (the "Merger Agreement")) in accordance with Section 10.3 of the

Merger Agreement, then the Company shall pay to IP that portion of the Breakup Fee equal to the percentage of voting securities of the Company owned by IP on a fully diluted basis (excluding the Voting Notes, as hereinafter defined) as if the purchase by IP of the Shares shall have occurred (notwithstanding that no such purchase shall have taken place).


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                               OF THE PURCHASERS

                 Each of the Purchasers, severally but not jointly, represents and warrants to the Company, solely as to such Purchaser, as to all matters relevant thereto, as follows:

                 2.1 Organization. Each of the Purchasers is either (a) a limited partnership duly organized, validly existing and in good standing under the laws of its respective jurisdiction of formation or (b) a natural person (or nominee of a natural person) who is a resident of the State of California.

                 2.2 Authority. With respect to the Purchasers that are limited partnerships (the "Partnerships"), (i) each such Partnership has full partnership power and authority to execute and deliver this Agreement and each other agreement contemplated hereby to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby, (ii) the execution, delivery and performance by such Partnership of this Agreement and each other agreement contemplated hereby to which it is a party have been duly authorized by all necessary partnership action on the part of such Partnership and (iii) no other action on the part of such Partnership or its respective partners is necessary to authorize the execution and delivery of this Agreement and each other agreement contemplated hereby by such Partnership or the performance by such Partnership of its obligations hereunder. With respect to all Purchasers, this Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding agreement of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Each other agreement to be executed by such Purchaser to which it is a party in connection with this Agreement on or prior to the Closing Date will be duly executed and delivered by such Purchaser, and (assuming due execution and delivery by the other party or parties thereto) will constitute a legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 2.3 No Violation. The execution and delivery of this Agreement and each other agreement contemplated hereby, the performance by each Purchaser of its obligations hereunder and the consummation by it of the transactions contemplated hereby and thereby will not (a) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Purchaser, (b) require the consent, waiver, approval, license or authorization of or any filing by such Purchaser with any person or governmental authority except for, (i) filings to be made in connection with or in compliance with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Regulation D as promulgated under the Securities Act of 1933, as amended (the Securities Act") and applicable state securities laws, (ii) with respect to IP, if required, the filing of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (an "HSR Report"), and (iii) with respect to TJS Partners, L.P. ("TJS"), if required, and IP, the filing of a Form A Information Statement ("Form A") with the California Department of Insurance under Section 1215.2 of the California Insurance Code and Title 10, California Code of Regulations Section 2683 et seq. or (c) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter or bylaw, partnership agreement, indenture, mortgage, agreement, contract, order, judgment, ordinance, regulation or decree to which such Purchaser is subject or by which such Purchaser is bound, except for any of the foregoing matters which would not have, individually or in the aggregate, a material and adverse effect upon the operations, financial condition, prospects or results of operations of such party (a "Material Adverse Effect").

                 2.4 Brokers. Such Purchaser has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.

                 2.5 Funds Available. Such Purchaser has funds available, or commitments from third parties to provide funds, sufficient to pay such Purchaser's respective portion of the Purchase Price.

                 2.6 Securities Act Representation. Such Purchaser is an "accredited investor" as defined in Rule 501 promulgated as part of Regulation D under the Securities Act and an "excluded purchaser" under Title 10, California Code of Regulations Section 260.102.13. Such Purchaser is not purchasing such Purchaser's respective portion of the Shares with a view to a distribution or resale of any of such securities in violation of any applicable securities laws.

                 2.7 Participation by Robert A. Spass. Robert A. Spass abstained from the formal partnership approval process by IP of its investment in the Company.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                 The Company represents and warrants to the Purchasers as follows:

                 3.1 Corporate Organization. Each of the Company and its Subsidiaries is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with all requisite corporate power and authority to lease the properties it operates as lessee and to carry on its business as it is now being conducted as described in the SEC Filings (as defined herein), and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which it currently carries on business, except where the failure to be so qualified or licensed or be in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company. With respect to the Company, a "Material Adverse Effect" shall refer to the Company and its Subsidiaries on a consolidated basis. True and complete copies of the Amended and Restated Articles of Incorporation and the Bylaws of the Company, each as amended to date, have been delivered to IP. "Subsidiaries" means, with respect to the Company, a corporation or other entity of which 50% or more of the voting power of the outstanding voting securities or 50% or more of the outstanding equity interests is held, directly or indirectly, by the Company.

                 3.2 Capital Stock. The authorized capital stock of the Company consists in its entirety of 25,000,000 shares of Common Stock, of which, as of the date hereof, 3,433,446 are issued and outstanding. All of the outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. Except for warrants described in the SEC Filings and except for options and other stock rights authorized for issuance pursuant to the Company's stock plans and employee stock purchase plans described in the SEC Filings, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company or any of the Subsidiaries.

                 3.3 Newly Issued Shares. The Shares to be sold and issued by the Company to the Purchasers in accordance with the terms of this Agreement have been duly authorized and, when issued as contemplated hereby at the Closing, will be validly issued, fully paid and non-assessable and no other person has any preemptive right, option, warrant, subscription agreement or other right with respect to such Shares, other than the preemptive rights held by the holders of the Common Stock Purchase Warrants issued under each of the Note Purchase Agreement, dated as of March 31, 1992 (the "Note Purchase Agreement") and the Preferred Securities Purchase Agreement, dated as of June 30, 1994 (the "Preferred

Securities Purchase Agreement"). At the Closing, the Purchasers will acquire good and marketable title to the Shares free and clear of any and all liens, encumbrances, security interests, preemptive rights, adverse claims or equities or rights in favor of another ("Encumbrances"), except such Encumbrances as may be created pursuant to this Agreement.

                 3.4 Authority. The Company has full corporate power and authority to execute and deliver this Agreement and each other agreement contemplated hereby, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby.
The execution, delivery and performance by the Company of this Agreement and each other agreement contemplated hereby and the consummation of the transactions contemplated on its part hereby have been duly authorized by the Board, and no other corporate proceedings on the part of the Company, except for the approval by the shareholders of the Company of those matters for which such approval is required as specified in Article V hereof, are necessary to authorize the execution and delivery of this Agreement and each other agreement contemplated hereby by the Company or the performance by the Company of its obligations hereunder or thereunder. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each other agreement to be executed by the Company in connection with this Agreement on or prior to the Closing Date will be duly executed and delivered by the Company, and (assuming due execution and delivery by the other party or parties thereto) will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 3.5 No Violation. The execution, delivery and performance of this Agreement and each other agreement contemplated hereby by the Company and the consummation by it of the transactions contemplated hereby and thereby do not (a) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award (collectively, "Requirements of Law") applicable to the Company or any of the Subsidiaries,
(b) require the consent, waiver, approval, license or authorization of or any notice or filing by the Company or any of the Subsidiaries with any person or governmental authority except for, (i) filings to be made in connection with or in compliance with the provisions of the Exchange Act, Regulation D as promulgated under the Securities Act and applicable state securities laws and
(ii) the filing of (A) HSR Reports by Pac Rim and the Company in connection with the transactions contemplated by the Merger Agreement (the "Merger"), (B) HSR Reports by IP, if required, and the Company (only if IP is required to file such a report) in connection with this Agreement, (C) a Form A by the Company in connection with the Merger and (D) a Form A by each of TJS (if required) and IP in connection with this Agreement or (c) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter or bylaw, indenture, mortgage, agreement, contract, order, judgment, ordinance, regulation or decree to which the Company or any of its Subsidiaries is subject or by which the Company or any of its Subsidiaries is bound, except for any of the foregoing matters which would not have, individually or in the aggregate, a Material Adverse Effect on the Company. Neither the Company nor any of the Subsidiaries previously entered into any agreement which is currently in effect, or by which the Company or any of the Subsidiaries is currently bound, granting any rights to any person which are inconsistent with the rights to be granted by the Company in this Agreement and each other agreement contemplated hereby, other than the registration rights granted to the holders of the Common Stock Purchase Warrants issued pursuant to the Note Purchase Agreement and the Preferred Securities Purchase Agreement.

                 3.6 SEC Filings. The Company has filed all SEC Filings required to be filed by it since the date of its Registration Statement (as hereinafter defined) under the Securities Act or the Exchange Act, and all amendments thereto. The Company heretofore has delivered to each Partnership true and complete copies of (a) its audited consolidated financial statements of the Company and the Subsidiaries (balance sheet and statements of operations, cash flows and shareholders' equity, together with the notes thereto) for the fiscal year ended and as at December 31, 1995 (as such financial statements appear in the Company's Form 10-K for the fiscal year ended December 31, 1995, which was filed with the Commission on April 1, 1996, the "Audited Financial Statements"), and the unaudited consolidated financial statements (balance sheet and statement of operations) for the six (6) months ended and as at June 30, 1996 (as such financial statements appear in the Company's Form 10-Q for the fiscal quarter ended June 30, 1996, which was filed with the Commission on August 15, 1996, the "Unaudited Financial Statements"; the Audited Financial Statements and Unaudited Financial Statements being collectively referred to as the "Financial Statements"), (b) the final form, including all amendments, of the Company's Registration Statement on Form 10 (the "Registration Statement"), (c) its Quarterly Reports on Form 10-Q for the quarters ended June 30, 1995 and September 30, 1995 and March 31, 1996 and June 30, 1996, (d) its Annual Report on Form 10-K for the fiscal year ended December 31, 1995, (e) its Proxy Statement on Schedule 14A under the Exchange Act, dated April 26, 1996 and (f) all other reports, statements, registration statements and other documents (including Current Reports on Form 8-K) filed by it with the Securities and Exchange Commission (the "Commission") under the Securities Act or the Exchange Act, and all amendments and supplements thereto, subsequent to the filing of the Registration Statement, if any (the foregoing subsections
(a) through (f), including all exhibits and Schedules thereto and documents incorporated by reference therein, are referred to in this Agreement as the "SEC Filings"). As of the respective date that it was filed with the Commission, each of the SEC Filings complied as to form and content, in all material respects, with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements included in the SEC Filings were prepared in accordance with generally accepted accounting principles, consistently applied, and (except as may be indicated therein or in the notes thereto) present fairly the consolidated financial position, results of operations and cash flows of Company as of the dates and for the respective periods indicated (subject, in the case of Unaudited Financial Statements, to normal recurring year-end adjustments and any other adjustments described therein). The Company has (i) delivered to IP true and complete copies of (x) all correspondence relating to the Company between the Commission and the Company or its legal counsel and, to the Company's knowledge, accountants since the date of the Registration Statement (other than routine filing package cover letters) and (y) all correspondence between the Company or its counsel and the Company's auditors since the date of the Registration Statement, relating to any audit, financial review or preparation of financial statements of the Company (other than correspondence which the Company reasonably believes is subject to a privilege), and (ii) disclosed to IP the content of all material discussions between the Commission and the Company or its legal counsel and, to the Company's knowledge, accountants concerning the adequacy or form of any SEC Filings filed with the Commission since the date of its Registration Statement. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Filings, other than those disclosed to IP pursuant to this paragraph.

                 3.7 Litigation. Except as set forth in the SEC Filings, there are no actions, suits, proceedings, claims, complaints, disputes or investigations pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any governmental authority against the Company or any of its Subsidiaries and with respect to which the Company or any of its Subsidiaries is responsible by way of indemnity or otherwise, that would, if adversely determined, (a) have a Material Adverse Effect on the Company or (b) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement and each other agreement contemplated hereby. No injunction, writ, temporary restraining order, decree or order of any nature has been issued by any court or other governmental authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or each other agreement contemplated hereby.

                 3.8      Compliance with Laws.

                          (a)     Each of the Company and the Subsidiaries is
in compliance with all Requirements of Law in all respects, except to the extent that the failure to comply with such Requirements of Law would not have a Material Adverse Effect on the Company.

                          (b)     (i) Each of the Company and the Subsidiaries
has all licenses, permits, orders or approvals of any governmental authority (collectively, "Permits") that are material to or necessary for the conduct of the business of the Company in the manner described in the SEC Filings filed with the SEC prior to the date hereof, except to the extent that the failure to have such Permits would not have a Material Adverse Effect on the Company; (ii) such Permits are in full force and effect; and (iii) no material violations are recorded in respect to any Permit.

                 3.9 No Material Adverse Change; Ordinary Course of Business. Except as set forth in the SEC Filings and except as previously disclosed to IP in writing, since June 30, 1996, (i) there has not been any material adverse change in operations, financial condition, prospects or results of operations of the Company and the Subsidiaries, taken as a whole and
(ii) neither the Company nor any of the Subsidiaries has participated in any transaction or acted outside the ordinary course of business.

                 3.10 Private Offering. No form of general solicitation or general advertising was used by the Company or the Subsidiaries or their respective representatives in connection with the offer or sale of the Shares. No registration of the Shares, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the offer, sale or issuance of the Shares.

                 3.11 Taxes. The Company and its Subsidiaries have filed or caused to be filed, or have properly filed extensions for, all income tax returns that are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves, in accordance with generally accepted accounting principles, have been set aside. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves in accordance with generally accepted accounting principles that the Company or such Subsidiaries reasonably believes to be adequate in all material respects, for all income tax liabilities applicable to the Company and its Subsidiaries for all fiscal years that have not been examined and reported on by the taxing authorities (or closed by applicable statutes). United States federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1991. The Company has delivered to IP (a) copies of any tax sharing agreements to which it or any of its Subsidiaries is party and such agreements have not been amended in any manner and (b) an analysis of the ownership of capital stock of the Company by "5-percent shareholders" as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder (collectively, "Section 382").

                 3.12 Brokers. Except with respect to any investment banking fee due to Donaldson, Lufkin & Jenrette ("DLJ"), the Company has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.


                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

                 4.1      Proxy Statement and Meeting of Company's
                   Shareholders.

                          (a)     As soon as reasonably practicable following
the date hereof, the  Company shall (i) prepare and file with the Commission,
(ii) use its reasonable best efforts to cause to be cleared by the Commission and (iii) within five (5) business days following clearance with the Commission, mail to its shareholders the Proxy Statement (as defined below) with respect to a special meeting of the Company's shareholders (the "Special Meeting") to consider and vote, among other things, upon (A) the issuance of the Shares as contemplated hereby and (B) the amending or adopting of the Company's charter, the amending of its Bylaws and the election of certain nominees to be directors that are referred to in Section 5.3(e) and Section 5.3(l). The Board of Directors of the Company shall recommend such approval and take all reasonable lawful action to solicit such approval. Each Purchaser agrees to assist and cooperate with the Company in the preparation of the Proxy Statement with respect to information therein concerning any such Purchaser.

                          (b)     The Company, on the one hand, and each
Purchaser, on the other hand, hereby represents, warrants and agrees with the other that the Proxy Statement will not, at the time the Proxy Statement is mailed, and at the date of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or to correct any statement made in any earlier communication with respect to the solicitation of any proxy or approval of the transactions contemplated by this Agreement in connection with which the Proxy Statement shall be mailed, except that no representation or warranty is being made by either with respect to information supplied in writing by the other for inclusion in the Proxy Statement. The Company further represents, warrants and agrees that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. The letter to shareholders, notice of meeting, proxy statement and form of proxy, or any information statement filed under the Exchange Act, as the case may be, that may be provided to shareholders of the Company in connection with the transactions contemplated by this Agreement (including any supplements), and any schedules required to be filed with the Commission in connection therewith, as from time to time amended or supplemented, are collectively referred to as the "Proxy Statement."

                          (c)     The Company shall take all actions necessary
in accordance with the California Corporations Code and the bylaws of the Company to duly call, give notice of, convene and hold the Special Meeting within forty-five (45) calendar days after the mailing of the Proxy Statement to approve the matters set forth therein.

                 4.2      Standstill.

                          (a)     Each of IP's "Associates" (which term shall be
defined for this purpose to include CentreLine Reinsurance Limited, Centre Reinsurance Limited, International Insurance Investors, L.P. ("III"), International Insurance Advisors, Inc. ("IIA") and any person or entity that controls, is under common control with, or is controlled by IP or such persons or entities, and all individuals who are officers, directors or control persons of any such entities, including IP) that is a signatory hereto covenants and agrees with respect to itself, and IP covenants and agrees with respect to itself and its Associates that are not signatories hereto, that it or they will not (i) acquire or offer or agree to acquire, directly or indirectly, by purchase or otherwise, any shares of Common Stock or voting securities of the Company (or direct or indirect rights or options to acquire any such securities); (ii) enter, agree to enter into or propose to enter into, directly or indirectly, any merger or business combination involving the Company; (iii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are used in the rules of the Commission) or consent to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; or (iv) form, join or in any way participate in a "group" (within the meaning of Section 13d-3 of the Exchange Act) with any persons not referred to herein with respect to any of the foregoing; provided, however, that nothing in this Section 4.2(a) shall restrict IP or any of its Associates from (A) acquiring shares of Common Stock or voting securities as a result of a stock split, stock dividend or similar recapitalization of the Company, (B) exercising the warrant issued to IIA pursuant to the Note Purchase Agreement and the warrant issued to CentreLine pursuant to the Preferred Securities Purchase Agreement, (C) making, or in any way participating, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the Exchange Act) in connection with the election to the Board of Directors of directors nominated by IP or any of its Associates (to the extent not otherwise inconsistent with this Agreement) or (D) with respect to a tender or exchange offer or a merger or other business combination involving the Company (a "Business Combination"), which was initiated without the encouragement by or the participation of IP or any of its Associates, making a tender or exchange offer or a proposal with respect to a Business Combination, or forming, joining or participating as a "group" to make such offer or proposal, in either case upon more favorable terms than those of the unsolicited tender or exchange offer or Business Combination; and provided further, that nothing contained in this Section 4.2(a) shall affect or impair the right of any director of the Company to (x) act as a member of the Board of Directors or any committee thereof or (y) take any action necessary or advisable to carry out his obligations and duties as a director of the Company. Notwithstanding anything to the contrary contained in this Agreement, nothing in this Section 4.2(a) shall prohibit or restrict any Associate who is a director of the Company from acquiring, in one or more transactions, in his individual capacity, an aggregate of 25,000 shares of Common Stock so long as such acquisition does not violate any provision of the Company's charter as in effect from time to time.

                          (b)     The limitations set forth in Section 4.2(a)
above and Section 4.3 below may be waived by the affirmative vote of the nearest whole number representing 66 2/3% or more of (i) the directors of the Company, excluding from the total number of directors voting, those who are Associates of IP and those who are employees of the Company or (ii) the shares of the Company, not including in such total number of shares voting, those beneficially owned by those executive officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act and those owned by IP and its Associates.

                          (c)     In furtherance of the standstill covenants
set forth in this Section 4.2, each of the Company and IP covenants and agrees that any material business relationship between the Company and IP or any Associate of IP must be approved in the manner provided in Section 4.2(b) above.

                          (d)     Other than with respect to the election of
directors of the Company, IP covenants and agrees that, with respect to any vote of the shareholders of the Company on a particular matter, if the aggregate number of all shares that are voted in like manner by IP and its Associates shall be greater than 35% of the total number of shares voted, then those votes that exceed such 35% threshold shall be voted in the same proportion as the other shareholders voted their shares with respect to such matter.

                          (e)     IP covenants and agrees that IP and its
Associates will not vote their shares of Common Stock, the Voting Notes issued pursuant to the Note Purchase Agreement (the "Voting Notes") or shares of Common Stock issued upon exercise of the Common Stock Purchase Warrants issued to them under the Note Purchase Agreement and the Preferred Securities Purchase Agreement, to elect a total of more than five (5) persons (or the highest number that is less than a majority of the Board of Directors, as the case may
be), including the person nominated pursuant to Section 4.4 below, who are Associates of IP or its Associates to be directors of the Company.

                          (f)     The agreements set forth in this Section 4.2
shall continue so long as the shares of Common Stock owned by IP and its Associates, directly or indirectly, represent 15% of the outstanding shares of the Company on a fully diluted basis (including, without limitation, the Voting Notes).

                 4.3 Transfer of Shares. So long as the shares of Common Stock owned by IP and its Associates, directly or indirectly, represent 15% of the shares of Common Stock outstanding on a fully diluted basis (including, without limitation, the Voting Notes), IP shall not transfer, assign, sell or otherwise dispose of (each, a "Transfer") any of its shares of

Common Stock, except for Transfers made in accordance with this Section 4.3. IP may at any time Transfer any or all of its shares of Common Stock (i) to any Associate of IP, if such Associate executes and delivers to the Company, prior to any such Transfer, an instrument in form and substance reasonably satisfactory to the Company pursuant to which such Associate agrees to be bound by the provisions of Section 4.2 above and this Section 4.3, (ii) pursuant to Rule 144 under the Securities Act or any successor to such rule, (iii) pursuant to a tender offer or exchange offer made by the Company or any "Affiliate" (as such term is defined in Rule 12b-2 of the Exchange Act) of the Company, (iv) pursuant to a tender offer or exchange offer initiated by any person or "group" (within the meaning of Section 13d-3 of the Exchange Act) other than IP or any Associate thereof or a Business Combination, which is approved or recommended by the Board of Directors of the Company or with respect to which the Board of Directors of the Company has announced its intention to remain neutral, (v) so long as the shares of Common Stock to be Transferred represent, in the aggregate, not greater than 10% of the outstanding Common Stock, in a transaction or series of transactions exempt from the registration and prospectus delivery requirements of the Securities Act, (vi) by the Transfer of greater than 10% of the outstanding shares of Common Stock in a transaction or series of transactions exempt from the registration and prospectus delivery requirements of the Securities Act to (x) one purchaser, (y) one purchaser and its Affiliates or (z) a "group" of purchasers, if such purchaser or purchasers of Common Stock in any such transaction or series of transactions execute and deliver to the Company prior to any such purchase or purchases an instrument in form satisfactory to the Company pursuant to which such purchaser or purchasers agree to be bound by the provisions of Section 4.2 above and this Section 4.3 (treating such purchaser or purchasers as an "Associate" for purposes of such sections) or (vii) pursuant to a registration statement filed under the Securities Act pursuant to the Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), or otherwise.

                 4.4 Board Representation. The Company shall present two proposals relating to the Board of Directors of the Company to its shareholders at the Special Meeting, one of which shall provide for the amendment of the Bylaws of the Company to increase the size of the Board of Directors of the Company from nine (9) members to eleven (11) members and the other of which shall nominate for election to such newly created vacancies, an independent director of the Company and a director who is a designee of IP. The Board of Directors shall recommend approval of each proposal and take all reasonable lawful action to solicit approval of them. During the term of this Agreement, the Board of Directors shall nominate one individual designated by IP (provided that such individual is reasonably acceptable to the Board of Directors) for election as a director of the Company at each annual meeting of shareholders, provided that the person nominated to be director shall not be in addition to the number of directors that IP has agreed to elect pursuant to Section 4.2(e) hereof. If the director designated by IP shall cease to be a director of the Company for any reason, the Board of Directors of the Company shall, promptly upon the request of IP, elect a replacement designated by IP, provided that such individual is reasonably acceptable to the Board of Directors.

                 4.5 IP Management. Robert Spass will abstain from the votes of the Investment Committees of each of IP Delaware and IP Bermuda with respect to their investment in the Company.

                 4.6 Best Efforts. Upon the terms and subject to the conditions herein provided, each of the Purchasers and the Company agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement and each other agreement contemplated hereby including (a) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby and (b) to fulfill all conditions on its part to be fulfilled under this Agreement and each other agreement contemplated hereby. In case at any time after the Closing Date any further action is reasonably necessary or desirable to carry out the purposes of this Agreement and each other agreement contemplated hereby, each party to this Agreement who is a natural person and the proper partners, officers or directors of all other parties to this Agreement shall take all such reasonably necessary action. No party hereto will take any action for the purpose of delaying, impairing or impeding the receipt of any required consent, authorization, order or approval or the making of any required filing. Each party hereto shall give prompt notice to all other parties of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of such party contained in this Agreement, as the case may be, to be untrue or inaccurate in any material respect any time from the date hereof to the Closing Date and (ii) any material failure of such party, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and such party shall use all reasonable efforts to remedy such failure.

                 4.7      Indemnification by the Company.

                          (a)  The Company agrees to indemnify the Purchasers,
and each of the Purchaser's respective partners, employees, agents and representatives, against and hold the Purchasers, and each of the Purchaser's respective partners, employees, agents and representatives, harmless from all claims, obligations, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses incurred by the Purchasers in any action between the Purchasers and the Company or between the Purchasers and any third party or otherwise) and liabilities of and damages to the Purchasers arising out of the material breach of any representation, warranty, covenant or agreement of the Company in this Agreement.

                          (b)     The Purchasers agree to give the Company
prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which they have knowledge concerning any liability or damage as to which they may request indemnification hereunder. The Company shall have the right to direct, through counsel of its own choosing, the defense or settlement of any such claim, assertion, event or proceeding (provided that the Company shall have first acknowledged its indemnification obligations hereunder specifically in respect of such claim, assertion, event or proceeding) at its own expense, which counsel shall be reasonably satisfactory to the Purchasers. If the Company elects to assume the defense of any such claim, assertion, event or proceeding, the Purchasers may participate in such defense, but in such case the expenses of the Purchasers incurred in connection with such participation shall be paid by the Purchasers. The Purchasers shall cooperate with the Company in the defense or settlement of any such claim, assertion, event or proceeding. If the Company elects to direct the defense of any such claim or proceeding, the Purchasers shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless the Company consents in writing to such payment or unless the Company withdraws from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of the Company is entered against the Purchasers for such liability. If the Company shall fail to defend, or if, after commencing or undertaking any such defense, the Company fails to prosecute or withdraws from such defense, the Purchasers shall have the right to undertake the defense or settlement thereof at the Company's expense.

                 4.8      Indemnification by the Purchasers.

                          (a)     Each of the Purchasers, severally and not
jointly, agrees to indemnify the Company, and each of the Company's officers, directors, employees, agents and representatives, against and hold the Company, and each of the Company's officers, directors, employees, agents and representatives, harmless from all claims, obligations, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses incurred by the Company in any action between the Company and such Purchaser or between the Company and any third party or otherwise) and liabilities of and damages to the Company arising out of the material breach of any representation, warranty, covenant or agreement of such Purchaser in this Agreement.

                          (b)     The Company agrees to give the Purchasers
prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which it has knowledge concerning any liability or damage as to which it may request indemnification hereunder. The indemnifying Purchasers shall have the right to direct, through counsel of their own choosing, the defense or settlement of any such claim, assertion, event or proceeding (provided that such Purchasers shall have first acknowledged their indemnification obligations hereunder specifically in respect of such claim, assertion, event or proceeding) at their own expense, which counsel shall be reasonably satisfactory to the Company. If the indemnifying Purchasers elect to assume the defense of any such claim, assertion, event or proceeding, the Company may participate in such defense, but in such case the expenses of the Company incurred in connection with such participation shall be paid by the Company. The Company shall cooperate with the indemnifying Purchasers in the defense or settlement of any such claim, assertion, event or proceeding. If the indemnifying Purchasers elect to direct the defense of any such claim, assertion, event or proceeding, the Company shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless such Purchasers consent in writing to such payment or unless such Purchasers withdraw from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of such Purchasers is entered against the Company for such liability. If the indemnifying Purchasers shall fail to defend, or if, after commencing or undertaking any such defense, such Purchasers fail to prosecute or withdraw from such defense, the Company shall have the right to undertake the defense or settlement thereof at such Purchaser's expense.

                 4.9 Consents. The Company and each of the Purchasers will use its reasonable best efforts to obtain all necessary waivers, consents and approvals of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement and each agreement contemplated hereby, including, but not limited to, those required in connection with the filing of any required HSR Reports and Forms A and any filings to be made in connection with or in compliance with the provisions of each of the Securities Act, the Exchange Act and any applicable state securities laws.

                 4.10 Use of Proceeds. The Company covenants and agrees that it will use the proceeds from the sale of the Shares hereunder to consummate the transactions contemplated by the Merger Agreement.

                 4.11 HSR Reports. If IP is required to file an HSR Report in connection with the Purchase by IP pursuant to the terms of this Agreement, then IP shall so notify the Company in writing and, within five (5) business days from the receipt by the Company of such notice, each of IP and the Company shall file with the Federal Trade Commission and the Antitrust Division of the Department of Justice, an HSR Report and any supplemental information which may be requested in connection with such HSR Reports. IP and the Company shall cooperate fully in the preparation of such filings.


                                   ARTICLE V

                              CONDITIONS PRECEDENT

                 5.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver by IP and the Company on or prior to the Closing Date of the following conditions:

                          (a)     No United States or state governmental
authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary, or permanent) which is in effect and has the effect of prohibiting consummation of the transactions contemplated by this Agreement or restricting the operation of the business of the Company and the Subsidiaries as conducted on the date hereof in a manner that would have a Material Adverse Effect on the Company.

                          (b)     Any waiting period applicable to the
transactions contemplated by this Agreement and each agreement contemplated hereby, including, without limitation, those applicable to any HSR Report or Form A or any filing in connection with or in compliance with the provisions of each of the Securities Act, the Exchange Act and any applicable state securities laws shall have expired or been terminated.

                          (c)     The Merger Agreement, dated as of the date
hereof (the "Merger Agreement"), among the Company, SNTL and Pac Rim shall not have been materially amended or modified, nor any material provision thereof waived by the Company, except upon the consent of IP in its sole discretion (such consent not to be unreasonably withheld), and the Closing provided for in
Section 1.4 hereof shall occur simultaneously with the closing of the transactions contemplated by the Merger Agreement.

                 5.2 Conditions to the Obligations of the Company. The obligation of the Company to effect the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver by the Company on or prior to the Closing Date of the following additional conditions:

                          (a)     The Purchasers shall have performed in all
material respects their obligations under this Agreement required to be performed by them on or prior to the Closing Date pursuant to the terms hereof.

                          (b)     The representations and warranties of the
Purchasers contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct as of such date. The Purchasers shall have delivered a certificate to the effect set forth in Sections 5.2(a) and (b).

                          (c)     The Company shall have received fully
executed copies of the Merger Agreement, the term loan facility to be entered into between the Company, Chase and certain other lenders as contemplated by the Commitment Letter from Chase to the Company dated September 14, 1996 (the "Term Loan Facility"), the Subscription Agreements, the Registration Rights Agreement and any and all other agreements, documents, certificates or instruments contemplated by this Agreement and any of the foregoing.

                          (d)     All of the conditions to Closing set forth in
Article 8 of the Merger Agreement shall have been satisfied or waived.

                          (e)     The warrants issued to III and held by IIA as
its agent shall be distributed to all limited partners of III.

                          (f)     The shareholders of the Company (including,
without limitation, the holders of the Voting Notes) shall have duly approved at the Special Meeting (i) the issuance of the Shares pursuant to this Agreement, (ii) the amendment of the Bylaws of the Company, in form and substance reasonably satisfactory to IP, to increase the size of the Board of Directors from nine (9) to eleven (11) members, (iii) the election to such newly created vacancies of one independent director of the Company and a director designated by IP and (iv) the amendment to, or adoption of, its charter as contemplated by Section 5.3(l) hereof; provided, however, that a majority of shares held by persons not party to this Agreement or Associates of parties to this Agreement shall have voted in favor of each of such proposals.

                          (g)     The Company shall have received, in a form
reasonably satisfactory to the Company, the favorable opinions of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to IP.

                          (h)     The Company shall have received, in a form
reasonably satisfactory to the Company, the favorable opinion of DLJ, as of the date of the mailing of the Proxy Statement, financial advisor to the Company, as to the fairness on a financial basis of the terms of the Purchase and the transactions contemplated by this Agreement.

                          (i)     All necessary waivers or consents to,
approvals of and notices or filings with respect to the transactions contemplated by this Agreement and each agreement contemplated hereby shall have been obtained or made.

                          (j)     The Company shall have received such other
documents and instruments in connection with the Closing as are reasonably requested by it.

                 5.3 Conditions to the Obligations of Purchasers. The obligations of the Purchasers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver by IP on or prior to the Closing Date of the following additional conditions:

                          (a)     The Company shall have performed in all
material respects its obligations under this Agreement required to be performed by it on or prior to the Closing Date pursuant to the terms hereof.

                          (b)     The representations and warranties of the
Company contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct as of such date. The Company shall have delivered to IP a certificate to the effect set forth in Sections 5.3(a) and (b).

                          (c)     Since June 30, 1996, there shall have been no
Material Adverse Effect on the Company.

                          (d)     The Company shall have delivered to each of
the Purchasers stock certificates in definitive form representing the number of Shares set forth opposite such Purchaser's name on Exhibit B hereto, registered in the name of such Purchaser.

                          (e)     The shareholders of the Company (including,
without limitation, the holders of the Voting Notes) shall have duly approved at the Special Meeting (i) the issuance of the Shares pursuant to this Agreement, (ii) the amendment of the Bylaws of the Company, in form and substance reasonably satisfactory to IP, to increase the size of the Board of Directors from nine (9) to eleven (11) members and (iii) the election to such newly created vacancies of one independent director of the Company and a director designated by IP; provided, however, that a majority of shares held by persons not party to this Agreement or Associates of parties to this Agreement shall have voted in favor of each of such proposals.

                          (f)     IP shall have received fully executed copies
of the Merger Agreement, the Term Loan Facility, the Registration Rights Agreement and any and all other agreements, documents, certificates or instruments contemplated by this Agreement and any of the foregoing.

                          (g)     The Purchasers shall have received fully
executed copies of this Agreement and the Subscription Agreements.

                          (h)     The Purchasers shall have received, in a form
reasonably satisfactory to the Company, the favorable opinions of Riordan & McKinzie, counsel to the Company.

                          (i)     The Purchasers shall have received such other
documents and instruments in connection with the Closing as are reasonably requested by them.

                          (j)     All necessary waivers or consents to,
approvals of and notices or filings with respect to the transactions contemplated by this Agreement and each other agreement contemplated hereby and thereby shall have been obtained, including, without limitation, the waiver of all preemptive rights arising under the Common Stock Purchase Warrants issued pursuant to the Note Purchase Agreement and the Preferred Securities Purchase Agreement.

                          (k)     No action, suit, proceeding, claim or dispute
shall have been brought or otherwise arisen at law, in equity, in arbitration or before any governmental authority against the Company or any of its Subsidiaries which would, if adversely determined, (a) have a Material Adverse Effect on the Company or (b) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or each of the agreements contemplated hereby.

                          (l)     (i)  The Company shall have amended its
Restated Articles of Incorporation or adopted a charter, in each case in a manner satisfactory to IP and its counsel, to restrict the issuance or transfer of any Common Stock by the Company or any of its shareholders so as to reduce, to the extent practicable, the risk of an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder (collectively, "Section 382") and
(ii) the Company shall have entered into agreements, in form and substance reasonably satisfactory to IP and its counsel, with all of its warrant holders in which such holders shall agree not to exercise any of their warrants in a manner that would cause, or increase the risk of, an "ownership change" within the meaning of Section 382 or otherwise conflict with the restrictions described in the immediately preceding subsection (i).

                          (m)     The Company shall have delivered to IP at the
Closing a schedule that has been prepared by the Company solely in reliance upon its review of its stock ledger, public filings of Schedules 13D and 13G under the Exchange Act as they relate to ownership in the capital stock of the Company and other matters to which it has actual knowledge, presenting information reasonably satisfactory to IP as of the Closing Date that there has been no increase in the Common Stock owned directly, indirectly or constructively by a "5-percent shareholder" (as such term is defined in Section
382) over the three-year period immediately preceding the Closing Date.

                                   ARTICLE VI

                                 MISCELLANEOUS

                 6.1 Termination. This Agreement shall terminate and the transactions contemplated hereby may be abandoned at any time simultaneous with or following the termination of the Merger Agreement. This Agreement shall terminate at such time as, by their terms, all of the obligations under Sections 4.2 and 4.3 are no longer in effect.

                 6.2 Amendment. This Agreement may be amended by the parties hereto. This Agreement may be amended by an instrument in writing without each party's written agreement, but no such amendment shall be enforceable against any party which has not signed such amendment.

                 6.3 Waiver. At any time prior to the Closing Date, the Company or IP may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions herein, provided that any such waiver of or failure to insist on strict compliance with any such representation, warranty, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Any agreement on the part of the Company or IP to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                 6.4 Survival. The representations, warranties, covenants and agreements set forth in Articles II, III and IV shall survive the Closing.

                 6.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, sent by commercial carrier or registered or certified mail (postage prepaid, return receipt requested) or transmitted by facsimile with automated receipt confirmation to the parties at the following addresses and numbers:

                                  If to the Company, to:

                                  Superior National Insurance Group, Inc.
                                  26601 Agoura Road
                                  Calabasas, California 91302
                                  Fax: (818) 880-8615
                                  Attention:  J. Chris Seaman

                                  with copies to:

                                  Riordan & McKinzie
                                  5473 Corsa Avenue, Suite #116
                                  Westlake Village, California 91362
                                  Fax: (818) 706-2956
                                  Attention:  Dana M. Warren, Esq.

                                  If to IP, to:

                                  Insurance Partners, L.P.
                                  201 Main Street, Suite 2600
                                  Fort Worth, TX  76102
                                  Fax: (817) 338-2047
                                  Attention:  Mr. Charles Irwin
                                  and

                                  Insurance Partners Offshore (Bermuda), L.P.
                                  Cedar House
                                  41 Cedar Avenue
                                  P.O. Box HM 1179
                                  Hamilton, HM-EX, Bermuda
                                  Fax: (809) 292-7768
                                  Attention:  Kenneth E.T. Robinson, Esq.

                                  with copies to:

                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, NY  10019-6064
                                  Fax: (212) 757-3990
                                  Attention:  Judith R. Thoyer, Esq.

                                  and

                                  Insurance Partners Advisors, L.P.
                                  One Chase Manhattan Plaza
                                  44th Floor
                                  New York, NY  10005
                                  Fax:  (212) 898-8720
                                  Attention:  Mr. Steven B. Gruber

                          If to the Purchasers who executed the Subscription
Agreements, to the address and facsimile number set forth in their respective Subscription Agreement, or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made as of the date actually received.

                 6.6 Headings; Agreement. The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The term "Agreement" for purposes of representations and warranties hereunder shall be deemed to include the Exhibits hereto to be executed and delivered by parties relevant thereto.

                 6.7 Publicity. So long as this Agreement is in effect, except as required by law, regulation or stock exchange requirements, the parties hereto shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or other announcement with respect to the transactions contemplated by this Agreement or the other agreements contemplated hereby without the consent of the other parties, which consent shall not be unreasonably withheld or delayed or without consulting with the other parties as to the content of such press release or other announcement.

                 6.8 Entire Agreement. This Agreement (including all Exhibits hereto) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                 6.9 Conveyance Taxes. The Company agrees to assume liability for and to hold the Purchasers harmless against any sales, use, transfer, stamp, stock transfer, real property transfer or gains, and value added taxes, any transfer, registration, recording or other fees, and any similar taxes incurred as a result of the issuance and sale of the Shares as contemplated hereby.

                 6.10 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefits of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in the Exhibits to this Agreement or the other agreements contemplated hereby, neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto without the prior written consent of the other parties.

                 6.11 Counterparts. This Agreement, including the Subscription Agreements, may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

                 6.12 Governing Law. The validity and interpretation of this Agreement shall be governed by the laws of the State of California, without reference to the conflict of laws principles thereof.

                 6.13 Third Party Beneficiaries. This Agreement is not intended to confer upon any other person any rights or remedies hereunder.

                 6.14 Costs and Expenses. The Company will pay all costs and expenses incurred by IP in connection with the transactions contemplated hereby, including without limitation, the reasonable legal fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison and any filing fees paid in connection with the filing of HSR Reports by IP, whether or not the transactions contemplated hereby are consummated.

                 IN WITNESS WHEREOF, each of the Purchasers and the Company has caused this Agreement to be duly signed as of the date first written above.


                               SUPERIOR NATIONAL INSURANCE GROUP, INC., a California corporation


                               By:       /s/  J. Chris Seaman
                                         -------------------------------------
                                         Name:   J. Chris Seaman
                                         Title:   Executive Vice President and
                                                    Chief Financial Officer

                               INSURANCE PARTNERS, L.P.,
                               a Delaware limited partnership

                               By:       Insurance GenPar, L.P., its
                                         General Partner

                               By:       Insurance GenPar MGP, L.P., its
                                         General Partner

                               By:       Insurance GenPar MGP, Inc., its
                                         General Partner

                                         By:  /s/  Steven B. Gruber
                                              ---------------------------------
                                                   Name:     Steven B. Gruber
                                                   Title:    Vice President

                               INSURANCE PARTNERS OFFSHORE (BERMUDA),
                               L.P., a Bermuda limited partnership

                               By:       Insurance GenPar (Bermuda), L.P.,
                                         its General Partner

                               By: Insurance GenPar (Bermuda) MGP, L.P., its General Partner

                               By: Insurance GenPar (Bermuda) MGP, Ltd., its General Partner

                                         By:  /s/ Steven B. Gruber
                                              ---------------------------------
                                                   Name:     Steven B. Gruber
                                                   Title:    Vice President


                [Acknowledgment and Agreement on Following Page]

Acknowledgement and Agreement:

               Each of the undersigned acknowledges that this Agreement affects its rights and by its signature below, the undersigned covenants and agrees that it and its officers, directors and managing partners shall be bound by the terms of this Agreement to the extent such terms apply to them. Each of the undersigned hereby provides the waiver required by Section 5.3(j) hereof.


                                      CENTRELINE REINSURANCE LIMITED,
                                      a Bermuda corporation



                                      By:       /s/ Steven D. Germain
                                              ------------------------------
                                              Name:  Steven D. Germain
                                              Title: Senior Vice President

                                      CENTRE REINSURANCE LIMITED,
                                      a Bermuda corporation



                                      By:      /s/ Steven D. Germain
                                              ------------------------------
                                              Name:  Steven D. Germain
                                              Title: Senior Vice President

                                      INTERNATIONAL INSURANCE INVESTORS, L.P., a Bermuda limited partnership

                                      By:     International Insurance Investors
                                              (Bermuda) Limited, a Bermuda
                                              corporation
                                              Its:     General Partner

                                              By:       /s/ Robert Spass
                                                       --------------------
                                                       Name:  Robert Spass
                                                       Title: President

                                      INTERNATIONAL INSURANCE ADVISORS, INC.,
                                      a Delaware corporation


                                      By:       /s/ Robert Spass
                                              ----------------------------
                                              Name: Robert Spass

                                AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT


                 This Amendment No. 1 to Stock Purchase Agreement is dated as of September 20, 1996 (this "Amendment") and amends that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of September 17, 1996 by and among Superior National Insurance Group, Inc., a California corporation (the "Company"), Insurance Partners, L.P., a Delaware limited partnership, Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership, and such other persons or entities who execute the form of Stock Subscription Agreement attached thereto as Exhibit A. Capitalized terms used herein, but otherwise not defined herein, shall have the meanings ascribed to such terms in the Stock Purchase Agreement.


                                R E C I T A L S

                          WHEREAS, the Company has determined that it is in its
best interest to decrease by $4 million the amount of the commitment it has received from Chase in connection with the Term Loan Facility;

                          WHEREAS, the transaction fee IPA is to receive under
the Stock Purchase Agreement (the "Fee") is based in part on the aggregate amount of money the Company shall receive pursuant to the Term Loan Facility; and

                          WHEREAS, the Company and IP desire to clarify the
manner in which the Fee shall be calculated if Pac Rim were to terminate the Merger Agreement pursuant to Section 10.3 thereof.

                          NOW, THEREFORE, in consideration of the foregoing and
the mutual covenants and agreements herein contained, the parties hereto agree to amend the Stock Purchase Agreement as follows:


                               A G R E E M E N T

                 1. Amendment of Section 1.5 of the Stock Purchase Agreement. Section 1.5 of the Stock Purchase Agreement, entitled "Fee," is hereby deleted in its entirety and the following is hereby substituted therefor:

                          1.5 Fee. At the Closing, the Company shall pay to Insurance Partners Advisors, L.P. ("IPA") a transaction fee of Six Hundred Twenty-Five Thousand Dollars ($625,000), by wire transfer of immediately available funds to an account or accounts designated by IPA. If Pac Rim shall pay to the Company the Breakup Fee (as defined in Section 10.3 of the Merger Agreement, dated as of the date hereof, among Pac Rim, the Company and SNTL (the "Merger Agreement")) in accordance with Section 10.3 of the Merger Agreement, then the Company shall pay to IPA, promptly following the Company's receipt of the Breakup Fee, that portion of the Breakup Fee equal to the percentage of voting securities of the Company owned by IP (the

                 "IPA Fee Ratio") on a fully diluted basis (excluding the Voting Notes, as hereinafter defined) as if the purchase by IP of the Shares shall have occurred (notwithstanding that no such purchase shall have taken place). In addition, if the Company shall receive the payments (the "Disgorgement Payments") owed to it under Section 1.2 of the Voting Agreement dated as of September 17, 1996 by and among the Company and the holders listed on the signature pages thereto, then the Company shall pay to IPA, promptly after receipt of all Disgorgement Payments, the amount that results from multiplying the aggregate Disgorgement Payments received by the Company by the IPA Fee Ratio (notwithstanding that no purchase by IP of the Shares shall have taken place hereunder). Notwithstanding the provisions of Section 6.4 hereof, this Section 1.5 shall survive the termination of this Agreement.

                 2. Amendment of Section 6.13 of the Stock Purchase Agreement. Section 6.13 of the Stock Purchase Agreement, entitled "Third Party Beneficiaries," is hereby deleted in its entirety and the following is hereby substituted therefor:

                          6.13 Third Party Beneficiaries. Subject to Sections 1.5, 4.7 and 4.8, this Agreement is not intended to confer upon any other person any rights or remedies hereunder.

                 3. Full Force and Effect. Except as provided in this Amendment, all of the terms and provisions of the Stock Purchase Agreement shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

                 4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly signed as of the date first written above.


                           SUPERIOR NATIONAL INSURANCE GROUP, INC., a California corporation



                           By:       /s/ J.Chris Seaman
                                     ----------------------------------
                                     Name:   J. Chris Seaman
                                     Title:    Executive Vice President and
                                                  Chief Financial Officer

                           INSURANCE PARTNERS, L.P.,
                           a Delaware limited partnership

                           By:       Insurance GenPar, L.P., its
                                     General Partner

                           By:       Insurance GenPar MGP, L.P., its
                                     General Partner

                           By:       Insurance GenPar MGP, Inc., its
                                     General Partner


                                     By:  /s/ Steven B. Gruber
                                          ----------------------------------
                                                Name: Steven B. Gruber
                                                Title: Vice President


                           INSURANCE PARTNERS OFFSHORE (BERMUDA),
                           L.P., a Bermuda limited partnership

                           By:       Insurance GenPar (Bermuda), L.P.,
                                     its General Partner

                           By: Insurance GenPar (Bermuda) MGP, L.P., its General Partner

                           By: Insurance GenPar (Bermuda) MGP, Ltd., its General Partner



                                     By:  /s/ Steven B. Gruber
                                          ---------------------------------
                                                Name: Steven B. Gruber
                                                Title: Vice President

                                   EXHIBIT A

                          STOCK SUBSCRIPTION AGREEMENT


                 THIS STOCK SUBSCRIPTION AGREEMENT (this "Subscription Agreement") is made and entered into as of September 17, 1996 by and between Superior National Insurance Group, Inc., a California corporation (the "Company"), and _______________ (the "Purchaser"). All Capitalized terms used herein shall have the meaning ascribed to such terms in the Stock Purchase Agreement (as defined below) to which this Subscription Agreement is attached as an Exhibit.


                                R E C I T A L S


                          WHEREAS, The Company desires to issue and sell to the
Purchaser, and the Purchaser desires to subscribe for and purchase from the Company, the number of Shares set forth below in Section 1 hereof on the terms and conditions set forth in this Subscription Agreement and the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of September 17, 1996 by and among the Company, IP and such other persons or entities that execute the Subscription Agreements attached thereto.


                               A G R E E M E N T


                 NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein and in the Stock Purchase Agreement, the parties hereto agree as follows:

                 A. Sale and Purchase of Stock. The Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, subject to the terms and conditions set forth in this Subscription Agreement and the Stock Purchase Agreement, __________ Shares, at a price of Seven Dollars and Fifty-Three Cents ($7.53) per Share, for an aggregate purchase price of $__________________.

                 B. One Agreement. This Subscription Agreement, when fully executed, shall be attached as an Exhibit to the Stock Purchase Agreement and become a part of the Stock Purchase Agreement. The Purchaser agrees (i) that he/she/it is a "Purchaser" as such term is defined in the Stock Purchase Agreement and (ii) to be bound by all terms, provisions and conditions of the Stock Purchase Agreement applicable to such Purchaser.

                 C. Notices. Any notice or other writing given by either party hereto to the other party relating to the subject matter of this Agreement shall be delivered in the manner set forth in Section 6.5 of the Stock Purchase Agreement. Any such notice, if to the Purchaser, shall be delivered to:

                          _________________________

                          _________________________

                          _________________________


                 D. Amendments. This Subscription Agreement may be amended only by a written agreement executed by the Company and the Purchaser.

                 E. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Agreement.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Subscription Agreement as of the day and year first above written.


THE COMPANY:

                                  SUPERIOR NATIONAL INSURANCE GROUP, INC., a California corporation


                                  By:
                                           ----------------------------------




PURCHASER:



                                  -------------------------------------------

                                   EXHIBIT B

                    PURCHASERS OF THE SHARES OF COMMON STOCK

                                             Number               Aggregate
           Purchaser                        of Shares          Purchase Price
           ---------                        ---------          --------------
IP Delaware                                1,369,856     $     10,315,015.00
IP Bermuda                                   754,978            5,684,984.00

TJS Partners, L.P.                           132,802            1,000,000.00
William L. Gentz                              25,234              190,012.02
Robert J. Niebur                               4,648               34,999.44
James L. Cinney                                6,640               49,999.20
Joseph P. Wolonsky                             9,296               69,998.88
Karl O. Johnson                                9,296               69,998.88

Douglas R. Roche                               9,296               69,998.88
Robert E. Nagle                                3,984               29,999.52
Matthew Natalizio                              5,976               44,999.28
Brian Fraher                                   1,992               14,999.76
Sue Binder                                     2,656               19,999.68

William Thomas                                 2,000               15,060.00
Allen Goodwin                                  1,328                9,999.84
George Moreno                                  1,328                9,999.84
Robert Henry                                   1,992               14,999.76
Vicki Principe                                 1,324                9,969.72
Michael Anderson                                 996                7,499.88

Virgil Anderson                                2,324               17,499.72
Thomas I. Boggs, Jr.                           3,320               24,999.60
Phillip Bok                                    1,000                7,530.00
Mona Davis                                     1,000                7,530.00
Harold Fedora                                  1,000                7,530.00

William Ferrier                                1,300                9,789.00
Cyndi Galhouse                                   664                4,999.92
Henry Hulse                                    1,000                7,530.00
Robert Hunter                                  1,000                7,530.00
Susan Laffer                                   2,324               17,499.72
Dale O'Brien                                   1,000                7,530.00

J. Chris Seaman                               25,232              189,996.96
Robert Sholes                                  2,324               17,499.72
Jack Solomon                                   1,328                9,999.84

                                    ANNEX B

                   [DONALDSON, LUFKIN & JENRETTE LETTERHEAD]
              Donaldson, Lufkin & Jenrette Securities Corporation
           277 Park Avenue, New York, New York 10172 . (212) 892-3000




                               September 17, 1996



Board of Directors
Superior National Insurance Group, Inc.
26601 Agoura Road
Calabasas, CA 91302

Dear Sirs:

                 You have requested our opinion as to the fairness from a financial point of view to Superior National Insurance Group, Inc. (the "Company" or "SNTL") of (i) the consideration to be paid by SNTL pursuant to:
(a) the terms of the Agreement and Plan of Merger, dated as of September 17, 1996 (the "Agreement"), among the Company, SNTL Acquisition Corp. ("Merger Subsidiary") and Pac Rim Holding Corporation ("PRIM") pursuant to which Merger Subsidiary will be merged (the "Merger") with and into PRIM; and, (b) the terms of the Series A Convertible Debentures and the Series 1, 2 and 3 Detachable Warrant Purchase Agreement dated as of September 17, 1996 (the "Debentures and Warrant Purchase Agreement") by and among the Company, PRAC Limited Partnership, Allstate Insurance Company and trusts managed by Richard H. Pickup pursuant to which the Company will purchase the Series A Convertible Debentures of PRIM (the "Convertible Debentures") and the Series 1, 2, and 3 Detachable Warrants of PRIM (the "Warrants") and, (ii) the consideration to be received by the Company pursuant to the Stock Purchase Agreement dated as of September 17, 1996 (the "Investor Agreement") among the Company, Insurance Partners L.P. ("IP"), Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda"), TJS Partners, L.P. ("TJS"), and certain members of the management of SNTL (together, with IP, IP Bermuda and TJS, the "Investor Group").

                 Pursuant to the Agreement, subject to certain exceptions, holders of (i) the common stock, par value $0.01 per share, of PRIM ("PRIM Common Stock"), (ii) the Convertible Debentures; and, (iii) the Warrants will receive, in the aggregate, $54.0 million in cash. Pursuant to the Investor Agreement, the Investor Group will purchase $18.0 million of common stock, no par value ("SNTL Common Stock") of the Company at a price of $7.53 per share (the Investor Group purchase, together with the consideration to be paid by the Company to holders of each of the PRIM Common Stock, Convertible Debentures and Warrants, the "Transaction").

Superior National Insurance Group, Inc.
Page 2                                                      September 17, 1996



                 In arriving at our opinion, we have reviewed the Agreement, the Investor Agreement, the Debentures and Warrant Purchase Agreement, the Series 3 Detachable Warrant Surrender Agreement dated as of September 17, 1996 by and among PRIM and the Individuals named therein, a draft of the Registration Rights Agreement dated as of September 17, 1996 among the Company, IP and IP Bermuda and the Voting Agreement dated as of September 17, 1996 by and among the Company and the holders of PRIM Common Stock and Convertible Debentures named therein. We also have reviewed financial and other information that was publicly available or furnished to us by the Company and PRIM including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were certain financial projections of the Company for the period beginning December 31, 1996 and ending December 31, 2001, prepared by the management of the Company, certain financial projections of PRIM for the period beginning December 31, 1996 and ending December 31, 2001 prepared by the management of PRIM, and certain financial projections of the Company which are pro forma for the Transaction and certain other actions contemplated by the Company for the period beginning December 31, 1996 and ending December 31, 2001, prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company and PRIM with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of SNTL Common Stock and PRIM Common Stock, reviewed prices and premiums paid in certain other business combinations, considered the Company's access to sources of equity other than pursuant to the Investor Agreement and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion. We were not requested to, nor did we, solicit the interest of any other party in making an investment in the Company.

                 In rendering our opinion, we have relied upon and assumed the accuracy, completeness and fairness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and PRIM or their respective representatives, or that was otherwise reviewed by us. In particular, we have relied upon the estimates of the management of the Company of the operating synergies achievable as a result of the Merger and upon our discussion of such synergies with the management of PRIM. With respect to the financial projections supplied to us, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and PRIM. We have not assumed any responsibility for making an independent evaluation of the

Superior National Insurance Group, Inc.
Page 3                                                      September 17, 1996



Company's assets or liabilities or for making any independent verification of any of the information reviewed by us.

                 Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. Our opinion does not constitute a recommendation to any member of the Board of Directors of the Company or shareholder as to how such member or shareholder should vote on the proposed transaction.

                 Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. DLJ has performed investment banking and other services for IP in the past and has been compensated for such services. DLJ served as financial advisor to in IP's investments in NACOLAH, Highlands Insurance Group, Inc., and Provident Companies and as lead manager of the initial public offering of the common stock of Unionamerica Holdings, plc, an entity in which IP has an investment. Affiliates of DLJ, in the aggregate, own less than 2% of the limited partnership interests in each of IP, IP Bermuda and Insurance Partners Advisors, L.P.

                 Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Transaction as a whole is fair to the Company from a financial point of view.

                              Very truly yours,

                              DONALDSON, LUFKIN & JENRETTE
                              SECURITIES CORPORATION


                              By:    /s/ Mark K. Gormley
                                     ----------------------------
                                     Mark K. Gormley
                                     Managing Director

                                    ANNEX C

_______________________________________________________________________________

_______________________________________________________________________________







                  _________________________________________________

                          AGREEMENT AND PLAN OF MERGER
                  _________________________________________________



                                     AMONG

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.,


                             SNTL ACQUISITION CORP.

                                      AND

                          PAC RIM HOLDING CORPORATION





                        Dated as of September 17, 1996,




_______________________________________________________________________________

_______________________________________________________________________________

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

ARTICLE 1 - THE MERGER    . . . . . . . . . . . . . . . . . . . . . . . .   1
        1.1   The Merger  . . . . . . . . . . . . . . . . . . . . . . . .   1
        1.2   The Closing   . . . . . . . . . . . . . . . . . . . . . . .   1
        1.3   Effective Time  . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 2 - CERTIFICATE OF INCORPORATION AND BYLAWS
            OF THE SURVIVING CORPORATION  . . . . . . . . . . . . . . . .   2
        2.1   Certificate of Incorporation  . . . . . . . . . . . . . . .   2
        2.2   Bylaws  . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 3 - DIRECTORS AND OFFICERS OF THE SURVIVING
            CORPORATION   . . . . . . . . . . . . . . . . . . . . . . . .   2
        3.1   Directors   . . . . . . . . . . . . . . . . . . . . . . . .   2
        3.2   Officers  . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 4 - CONVERSION OF PAC RIM COMMON STOCK    . . . . . . . . . . . .   3
        4.1   Conversion of Pac Rim Common Stock  . . . . . . . . . . . .   3
        4.2   Exchange of Certificates Representing Pac Rim Common
              Stock   . . . . . . . . . . . . . . . . . . . . . . . . . .   3
        4.3   Dissenting Shares   . . . . . . . . . . . . . . . . . . .     3
        4.4   Warrants  . . . . . . . . . . . . . . . . . . . . . . . .     4
        4.5   Definitions   . . . . . . . . . . . . . . . . . . . . . .     4
        4.6   Exchange of Certificates Representing
              Pac Rim Common Stock  . . . . . . . . . . . . . . . . . .     5
        4.7   Dissenting Shares   . . . . . . . . . . . . . . . . . . .     6

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF PAC RIM   . . . . . . . .     7
        5.1   Existence; Good Standing; Corporate Authority;
              Compliance With Law   . . . . . . . . . . . . . . . . . .     7
        5.2   Authorization, Validity and Effect of Agreements  . . . .     8
        5.3   Capitalization  . . . . . . . . . . . . . . . . . . . . .     8
        5.4   Subsidiaries  . . . . . . . . . . . . . . . . . . . . . .     9
        5.5   Other Interests   . . . . . . . . . . . . . . . . . . . .    10
        5.6   No Violation  . . . . . . . . . . . . . . . . . . . . . .    10
        5.7   SEC Documents   . . . . . . . . . . . . . . . . . . . . .    11
        5.8   Litigation  . . . . . . . . . . . . . . . . . . . . . . .    11
        5.9   Absence of Certain Changes  . . . . . . . . . . . . . . .    12
        5.10  Taxes   . . . . . . . . . . . . . . . . . . . . . . . . .    12
        5.11  Certain Employee Plans  . . . . . . . . . . . . . . . . .    15
        5.12  Labor Matters   . . . . . . . . . . . . . . . . . . . . .    16
        5.13  No Brokers  . . . . . . . . . . . . . . . . . . . . . . .    16
        5.14  Fairness Opinion  . . . . . . . . . . . . . . . . . . . .    16
        5.15  Liens   . . . . . . . . . . . . . . . . . . . . . . . . .    16
        5.16  Leased Real Property  . . . . . . . . . . . . . . . . . .    17
        5.17  Environment Matters   . . . . . . . . . . . . . . . . . .    17
        5.18  Intellectual Property   . . . . . . . . . . . . . . . . .    18
        5.19  Powers of Attorney; Guarantees  . . . . . . . . . . . . .    18
        5.20  Related Party Transactions  . . . . . . . . . . . . . . .    18
        5.21  Information in Proxy Statements . . . . . . . . . . . . .    19

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES OF PARENT
            AND MERGER SUB    . . . . . . . . . . . . . . . . . . . . .    19
      6.1   Existence; Good Standing; Corporate Authority;
            Compliance With Law   . . . . . . . . . . . . . . . . . . .    19
      6.2   Authorization, Validity and Effect of Agreements  . . . . .    19
      6.3   No Violation  . . . . . . . . . . . . . . . . . . . . . . .    19
      6.4   Interim Operations of Merger Sub  . . . . . . . . . . . . .    20
      6.5   Financing   . . . . . . . . . . . . . . . . . . . . . . . .    20
      6.6   No Brokers  . . . . . . . . . . . . . . . . . . . . . . . .    20
      6.7   Fairness Opinion  . . . . . . . . . . . . . . . . . . . . .    21
      6.8   Surviving Corporation After the Merger  . . . . . . . . . .    21
      6.9   No Ownership of Company Capital Stock   . . . . . . . . . .    21
      6.10  Information in Proxy Statement    . . . . . . . . . . . . .    21

ARTICLE 7 - COVENANTS   . . . . . . . . . . . . . . . . . . . . . . . .    21
      7.1   Acquisition Proposals   . . . . . . . . . . . . . . . . . .    21
      7.2   Conduct of Businesses   . . . . . . . . . . . . . . . . . .    21
      7.3   Meeting of Stockholders   . . . . . . . . . . . . . . . . .    25
      7.4   Filings; Other Action   . . . . . . . . . . . . . . . . . .    26
      7.5   Inspection of Records; Access   . . . . . . . . . . . . . .    27
      7.6   Publicity   . . . . . . . . . . . . . . . . . . . . . . . .    27
      7.7   Proxy Statement   . . . . . . . . . . . . . . . . . . . . .    27
      7.8   Further Action  . . . . . . . . . . . . . . . . . . . . . .    28
      7.9   Expenses  . . . . . . . . . . . . . . . . . . . . . . . . .    28
      7.10  Indemnification and Insurance.  . . . . . . . . . . . . . .    28
      7.11  Certain Benefits.   . . . . . . . . . . . . . . . . . . . .    30
      7.12  Restructuring of Merger   . . . . . . . . . . . . . . . . .    31
      7.13  Additional Agreements; Best Efforts   . . . . . . . . . . .    32

ARTICLE 8 - CONDITIONS    . . . . . . . . . . . . . . . . . . . . . . .    32
      8.1   Conditions of Each Party's Obligation to Effect
            the Merger  . . . . . . . . . . . . . . . . . . . . . . . .    32
      8.2   Conditions to Obligations of Pac Rim to Effect the
            Merger  . . . . . . . . . . . . . . . . . . . . . . . . . .    33
      8.3   Conditions to Obligation of Parent and Merger Sub to
            Effect the Merger   . . . . . . . . . . . . . . . . . . . .    33

ARTICLE 9 - TERMINATION   . . . . . . . . . . . . . . . . . . . . . . .    34
      9.1   Termination by Mutual Consent   . . . . . . . . . . . . . .    34
      9.2   Termination by Either Parent or Pac Rim   . . . . . . . . .    34
      9.3   Termination by Pac Rim  . . . . . . . . . . . . . . . . . .    35
      9.4   Termination by Parent   . . . . . . . . . . . . . . . . . .    35
      9.5   Effect of Termination and Abandonment   . . . . . . . . . .    36
      9.6   Extension; Waiver   . . . . . . . . . . . . . . . . . . . .    36

ARTICLE 10 - LIQUIDATED DAMAGES AND BREAKUP FEE . . . . . . . . . . . .    36
      10.1  Payment of Liquidated Damages by Parent   . . . . . . . . .    36
      10.2  Payment of Liquidated Damages by Pac Rim  . . . . . . . . .    37
      10.3  Payment of Breakup Fee By Pac Rim   . . . . . . . . . . . .    37

ARTICLE 11 - GENERAL PROVISIONS   . . . . . . . . . . . . . . . . . . .    37
      11.1  Nonsurvival of Representations, Warranties and
            Agreements  . . . . . . . . . . . . . . . . . . . . . . . .    37
      11.2  Notices   . . . . . . . . . . . . . . . . . . . . . . . . .    37

      11.3  Assignment; Binding Effect; Benefit  . . . . . . . . . . .     38
      11.4  Entire Agreement  . . . . . . . . . . . . . . . . . . . . .    39
      11.5  Amendment   . . . . . . . . . . . . . . . . . . . . . . . .    39
      11.6  Governing Law   . . . . . . . . . . . . . . . . . . . . . .    39
      11.7  Venue   . . . . . . . . . . . . . . . . . . . . . . . . . .    39
      11.8  Counterparts  . . . . . . . . . . . . . . . . . . . . . . .    39
      11.9  Headings  . . . . . . . . . . . . . . . . . . . . . . . . .    39
      11.10 Interpretation  . . . . . . . . . . . . . . . . . . . . . .    39
      11.11 Waivers   . . . . . . . . . . . . . . . . . . . . . . . . .    40
      11.12 Incorporation of Exhibits   . . . . . . . . . . . . . . . .    40
      11.13 Severability  . . . . . . . . . . . . . . . . . . . . . . .    40
      11.14 Enforcement of Agreement  . . . . . . . . . . . . . . . . .    40
      11.15 Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . .    40
      11.16 Material Adverse Effect   . . . . . . . . . . . . . . . . .    41
      11.17 Attorney's Fees   . . . . . . . . . . . . . . . . . . . . .    41
      11.18 Performance by Merger Sub . . . . . . . . . . . . . . . . .    41

SCHEDULE 7.11(e) Severance Program  . . . . . . . . . . . . . . . . . .    43
      Exhibit A Certificate of Incorporation of SNTL
      Acquisition Corporation   . . . . . . . . . . . . . . . . . . . . .  45
      Exhibit B Bylaws of SNTL Acquisition Corp.  . . . . . . . . . . . .  46
      Exhibit C Series A Convertible Debentures and Series
      1, 2 and 3 Detachable Warrant Purchase Agreement  . . . . . . . . .  47
      Exhibit D Option  . . . . . . . . . . . . . . . . . . . . . . . . .  48
      Exhibit E Series 3 Warrant Surrender Agreement  . . . . . . . . . .  49
      Exhibit F Chase Manhattan Bank Commitment Loan Letter . . . . . . .  50
      Exhibit G Executed Insurance Partners Stock
      Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . .  51
      Exhibit H Voting Agreement  . . . . . . . . . . . . . . . . . . . .  52
      Exhibit I Compensation Plan for Senior Management Plan  . . . . . .  53
      Exhibit J 1996 Annual Incentive Plan Plan Document  . . . . . . . .  54
      Exhibit K Stanley Braun Employment Agreement and
      Amendments Thereto  . . . . . . . . . . . . . . . . . . . . . . . .  55

                          AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of September 17, 1996, by and among SUPERIOR NATIONAL INSURANCE GROUP, INC., a California corporation ("Parent"), SNTL ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and PAC RIM HOLDING CORPORATION, a Delaware corporation ("Pac Rim"), with reference to the following recitals:

                                R E C I T A L S

         A. The Boards of Directors of Parent and Pac Rim each have determined that a business combination between Parent and Pac Rim is in the best interests of their respective companies and stockholders and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits and, accordingly, have agreed to effect the merger provided for herein upon the terms and subject to the condition set forth herein.

         B. Parent, Merger Sub and Pac Rim desire to make certain representations, warranties, covenants and agreements in connection with the merger.

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                                  THE MERGER

         1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into Pac Rim in accordance with this Agreement and the separate corporate existence of Merger Sub shall thereupon cease (the "Merger"). Pac Rim shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"). The Merger shall have the effects specified in Section 259 of the Delaware General Corporation Law (the "DGCL").

         1.2 The Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger ("the "Closing") shall take place at the offices of Barger & Wolen LLP, 515 South Flower Street, 34th Floor, Los Angeles, California 90071 at 9:00 a.m., local time, on the first business day immediately following the day on which the last to be fulfilled or waived of the conditions set forth in Article 8 shall be fulfilled or waived in accordance herewith, or at such other time, date or place as Parent and Pac Rim may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

         1.3  Effective Time.  If all the conditions to the Merger set forth in
Article 8 shall have been fulfilled or waived in accordance herewith and this Agreement shall not have been terminated as provided in Article 9, the parties hereto shall cause a Certificate of Merger meeting the requirements of Section 251 of the DGCL to be properly executed and filed in accordance with such Section on the Closing Date. The Merger shall become effective at the time of filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL or at such later time which the parties hereto shall have agreed upon and designated in such filing as the effective time of the Merger (the "Effective Time").


                                   ARTICLE 2

      CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION

         2.1 Certificate of Incorporation. The Certificate of Incorporation of Merger Sub (a copy of which is attached hereto as Exhibit A) in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with applicable law.

         2.2 Bylaws. The Bylaws of Merger Sub (a copy of which is attached hereto as Exhibit B) in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with applicable law.


                                   ARTICLE 3

           DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

         3.1 Directors. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time to serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

         3.2 Officers. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time to serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE 4

                     CONVERSION OF PAC RIM COMMON STOCK AND
                          OPTIONS; DEBENTURES AND WARRANTS

         4.1 Conversion of Pac Rim Common Stock. (a) At the Effective Time, each share of the common stock, $0.01 par value, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, $0.01 par value, of the Surviving Corporation.

         (b) At the Effective Time, each share of the common stock, $0.01 par value, of Pac Rim (the "Pac Rim Common Stock") issued and outstanding immediately prior to the Effective Time, other than the Dissenting Shares (as defined below), shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive cash in the amount of "Merger Price Per Share" (as defined in Section 4.5(c) hereof), without interest except for that certain interest payable under Section 9.2 hereof, which interest shall be distributed pro rata on a per share basis.

         (c) As a result of the Merger and without any action on the part of the holders thereof, all shares of Pac Rim Common Stock shall cease to be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a certificate (a "Certificate") representing any shares of Pac Rim Common Stock shall thereafter cease to have any rights with respect to such shares of Pac Rim Common Stock, except the right to receive the Merger Price Per Share upon the surrender of such Certificate.

         (d) Each share of Pac Rim Common Stock issued and held in Pac Rim's treasury at the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be cancelled and retired without payment of any consideration therefor.

         4.2 Convertible Debentures. At the Effective Time and in accordance with the terms of the certain Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrant Purchase Agreement of even date herewith, a copy of which is attached hereto as Exhibit C (the "Purchase Agreement"), the holders of the Convertible Debentures (as defined in Section 5.3 hereof) shall be entitled to receive consideration in an amount equal to the number of shares of Pac Rim Common Stock issuable upon conversion of the Convertible Debentures pursuant to the "Debenture/Purchase Agreement" (as defined in Section 5.3 hereof) multiplied by the Merger Price Per Share. All amounts payable under this Section 4.2 shall hereinafter be referred to as the "Debenture Consideration."

         4.3 Options. At the Effective Time, each holder of a then outstanding "In The Money Option" (as defined in Section 4.5(a) hereof) to purchase shares of Pac Rim Common Stock under the Pac Rim Holding Corporation 1987 Stock Option Plan (the "1987 Plan") and the Pac Rim Holding Corporation 1988 Stock Option Plan (the "1988 Plan")

(the 1987 Plan and 1988 Plan, collectively, the "Pac Rim Stock Option Plans") shall, in settlement thereof, receive from Pac Rim for each share of Pac Rim Common Stock subject to such option an amount (subject to applicable withholding tax) in cash equal to the excess of the Merger Price Per Share over the per share exercise or strike price of such option as of the Effective Time, multiplied by the total number of shares of Pac Rim Common Stock issuable upon the exercise of such option (such amount being hereinafter referred to as the "Option Consideration"). At the Effective Time, each In The Money Option shall be cancelled and converted into the right to receive Option Consideration. The surrender of an In The Money Option shall be deemed a release of any and all rights the holder had or may have had in respect of such option. Each "Out Of The Money Option" (as defined in Section 4.5(g) hereof) shall be cancelled without consideration.

         4.4 Warrants. At the Effective Time, each holder of a then outstanding "In The Money Warrant" (as defined in Section 4.5(a) hereof) to purchase shares of Pac Rim Common Stock pursuant to the terms of the Debenture/Warrant Agreement shall, in settlement thereof and pursuant to the terms of the Purchase Agreement, receive from Pac Rim for each share of Pac Rim Common Stock subject to such warrant an amount in cash equal to the excess of the Merger Price Per Share over the per share exercise or strike price of such warrant as of the Effective Time (after adjustment of the exercise or strike price, if applicable, under the Debenture/Warrant Agreement), multiplied by the total number of shares issuable upon the exercise of such warrant (such amount being hereinafter referred to as the "Warrant Consideration"). At the Effective Time, each In The Money Warrant shall be cancelled and converted into the right to receive Warrant Consideration. The surrender of a warrant shall be deemed a release of any and all rights the holder had or may have had in respect of such warrant. Each Out Of The Money Warrant (as defined in Section 4.5(h) hereof) shall be cancelled without consideration. All amounts payable under this Section 4.4 shall hereinafter be referred to as the Warrant Consideration.

         4.5 Definitions. The following terms shall, when used in this Agreement, have the following meanings:

         (a) "In The Money Option" means an option issued under the Pac Rim Stock Option Plans whose exercise price per share as of the Effective Time is less than the Merger Price Per Share.

         (b) "In The Money Warrant" means a warrant issued pursuant to the Debenture-Purchase Agreement whose exercise price per share as of the Effective Time is less than the Merger Price Per Share.

         (c) "Preliminary Merger Price Per Share" is $54,021,032 (the "Purchase Price") plus the aggregate exercise price for the In The Money Options and In The Money Warrants divided by the "Deemed Number of Shares" (as defined in Section 4.5(e) hereof).

         (d) "Merger Price Per Share" shall be the Preliminary Merger Price Per Share rounded to the nearest $0.0025. In no event will the Merger Price Per Share cause the amounts calculated pursuant to Sections 4.1, 4.2, 4.3 and
4.4 hereof to exceed $54,021,032 in the aggregate, subject to the effect of rounding discussed in the preceding sentence.

         (e) "Deemed Number of Shares" is the actual number of outstanding shares of Pac Rim Common Stock as of the Effective Time plus the number of shares of Pac Rim Common Stock into which the Convertible Debentures may be converted plus the total number of shares of Pac Rim Common Stock that would be issued upon exercising all of the In The Money Options and In The Money Warrants outstanding as of the Effective Time.

         (f) "Out Of The Money Options" means all options issued under the Pac Rim Stock Option Plans that are not In The Money Options.

         (g) "Out Of The Money Warrants" means all warrants issued under the Debenture/Purchase Agreement that are not In The Money Warrants.

         4.6  Exchange of Certificates Representing Pac Rim Common Stock.

         (a) On the Closing Date, Parent shall deposit, or shall cause to be deposited, with a bank or trust company selected by Parent, which shall be Parent's paying and transfer agent (the "Exchange Agent"), for the benefit of the holders of shares of Pac Rim Common Stock and to settle the In The Money Options, for payment in accordance with this Article 4, $54,021,032 less that Debenture Consideration, the Warrant Consideration, and any amounts attributable to the Dissenting Shares (as hereinafter defined), such amount being hereinafter referred to as the ("Exchange Fund"), to be paid pursuant to this Section 4.6 in exchange for outstanding shares of Pac Rim Common Stock and pursuant to Section 4.3 upon settlement of the In The Money Options.

         (b) Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates (i) a letter of transmittal which shall specify that delivery of such Certificates shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment of the Merger Price Per Share hereunder. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor, in cash, the product of (x) the Merger Price Per Share and (y) the number of shares of Pac Rim Common Stock represented by such Certificates so surrendered by such holder, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Pac Rim Common Stock which is not registered in the transfer records of Pac Rim, the Exchange Agent may condition payment hereunder upon the surrender of the Certificate representing such Pac Rim Common Stock to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

         (c) At or after the Effective Time, there shall be no transfers on the stock transfer books of Pac Rim of the shares of Pac Rim Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for payment in accordance with the procedures set forth in this Article 4.

         (d) Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the former stockholders of Pac Rim nine (9) months after the Effective Time shall be delivered to the Surviving Corporation. Any former stockholders of Pac Rim who have not theretofore complied with this Article 4 shall thereafter look only to the Surviving Corporation as general creditors thereof for payment of the Purchase Price in respect of each share of Pac Rim Common Stock that such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

         (e) None of Parent, Pac Rim, the Exchange Agent or any other person shall be liable to any former holder of shares of Pac Rim Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

         (f) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will pay in exchange for such lost, stolen or destroyed Certificate the Merger Price Per Share as provided in Section 4.6(a), deliverable in respect thereof pursuant to this Agreement.

         4.7  Dissenting Shares.

         (a) Notwithstanding anything in this Agreement to the contrary, shares of Pac Rim Common Stock which are held by any recordholder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal rights in accordance with Section 262 of the DGCL ("the Dissenting Shares") shall not be converted into the right to receive the Merger Price Per Share hereunder but shall become the right to receive such consideration as may be determined due in respect of such Dissenting

Shares pursuant to the DGCL; provided, however, that any holder of Dissenting Shares who shall have failed to perfect, or shall have withdrawn or lost, his rights to appraisal of such Dissenting Shares, in each case under the DGCL, shall forfeit the right to appraisal of such Dissenting Shares, and such Dissenting Shares shall be deemed to have been converted into the right to receive, as of the Effective Time, the Merger Price Per Share in accordance with this Article 4, without interest. Notwithstanding anything contained in this Section 4.7, if (i) the Merger is rescinded or abandoned or (ii) if the stockholders of Pac Rim revoke the authority to effect the Merger, then the right of any stockholder to be paid the fair value of such stockholder's Dissenting Shares shall cease. The Surviving Corporation shall be the only obligor with respect to and shall comply with all of its obligations under the DGCL with respect to holders of Dissenting Shares.

         (b) Pac Rim shall give Parent (i) prompt notice of any demands for appraisal, and any withdrawals of such demands, received by Pac Rim and any other related instruments served pursuant to the DGCL and received by Pac Rim, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. Pac Rim shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle any such demands.


                                   ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF PAC RIM

         Except as set forth in the disclosure letter delivered by or on behalf of Pac Rim to Parent at or prior to the execution hereof in form and substance satisfactory to Parent (the "Pac Rim Disclosure Letter") and except to the extent qualified by Section 11.16(b) hereof, Pac Rim represents and warrants to Parent as of the date of this Agreement as follows:

         5.1 Existence; Good Standing; Corporate Authority; Compliance With Law. Pac Rim is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Pac Rim is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary. Pac Rim has all requisite corporate power and authority to own, operate and lease its properties and carry on its business as now conducted. Each of Pac Rim's "Subsidiaries" (as defined in Section 11.15 hereof) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization, has the corporate power and authority to own its properties and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification. The Pac Rim Disclosure Letter sets forth the states in which Pac Rim and its Subsidiaries are incorporated and licensed or qualified to do business.
Neither Pac Rim nor any of its Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal. Neither Pac Rim nor any of its Subsidiaries is in violation of any law, ordinance, governmental rule or regulation to which Pac Rim or any Pac Rim Subsidiary or any of their respective properties or assets is subject. Pac Rim and its Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their business as now conducted. The copies of Pac Rim's Certificate of Incorporation and Bylaws previously delivered to Parent are true and correct.

         5.2  Authorization, Validity and Effect of Agreements.

         (a) Pac Rim has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby. Subject only to the approval of this Agreement and the transactions contemplated hereby by the affirmative vote of at least seventy percent (70%) in the aggregate of (i) the issued and outstanding shares of Pac Rim Common Stock and (ii) the number of shares of Pac Rim Common Stock into which the outstanding Convertible Debentures (as hereinafter defined) may be converted, voting together, the consummation by Pac Rim of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto) will constitute, the valid and legally binding obligations of Pac Rim, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         (b) The provisions of Section 203 of the DGCL do not apply to the transactions contemplated by this Agreement.

         5.3 Capitalization. The authorized capital stock of Pac Rim consists of 35,000,000 shares of Pac Rim Common Stock, and 500,000 shares of preferred stock (the "Pac Rim Preferred Stock"). As of August 31, 1996, there were 9,528,200 shares of Pac Rim Common Stock issued and outstanding and no shares of Pac Rim Preferred Stock issued and outstanding. Since such date, no additional shares of capital stock of Pac Rim have been issued, except pursuant to the Pac Rim Stock Option Plans. All options outstanding under the Pac Rim Stock Option Plans and the exercise price and vesting status thereof (assuming a Closing occurs) is set forth in Exhibit D. In addition, pursuant to the terms of that certain Agreement to Purchase Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrants dated as of April 15, 1994, as amended (the "Debenture/Warrant Agreement"), Pac Rim has issued and outstanding (i) TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) aggregate amount of its eight percent (8%) Series A Convertible Debentures

(the "Convertible Debentures"); (ii) 1,500,000 detachable warrants each exercisable at the price of $2.50 for one share of Pac Rim Common Stock (the "Series 1 Warrants"); (iii) 1,500,000 detachable warrants each exercisable at the price of $3.00 for one share of Pac Rim Common Stock (the "Series 2 Warrants"); and (iv) 800,000 detachable warrants each exercisable at the price of $3.50 for one share of Pac Rim Common Stock (the "Series 3 Warrants"). The Series 1 Warrants, Series 2 Warrants and Series 3 Warrants shall be referred to, collectively, as the "Warrants." The Series 3 Detachable Warrant Surrender Agreement attached hereto as Exhibit E and the Purchase Agreement will transfer, if consummated, title to all the outstanding Warrants and Convertible Debentures.

         Except as set forth above, Pac Rim has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of Pac Rim on any matter. All such issued and outstanding shares of Pac Rim Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Other than as contemplated by this Agreement, the Pac Rim Stock Option Plans, the Convertible Debentures and the Warrants, there are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Pac Rim or any of its Subsidiaries to issue, transfer or sell any shares of capital stock of Pac Rim or any of its Subsidiaries. As of June 30, 1996, 12,487,730 shares of Common Stock were reserved for issuance and are issuable upon or otherwise deliverable in connection with options outstanding under the Pac Rim Stock Option Plans, the Convertible Debentures and the Warrants; since that date, no options have been granted under the Pac Rim Stock Option Plans, no new option plans have been authorized or adopted and no new warrants or convertible debenture with respect to the Common Stock have been issued. After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer or sell any shares of capital stock of Pac Rim or the Surviving Corporation pursuant to any Pac Rim Benefit Plans (as defined in Section 5.11). There are no outstanding obligations of Pac Rim or any of its Subsidiaries to purchase, redeem or otherwise acquire any shares of Pac Rim Common Stock, any capital voting securities or securities convertible into or exchangeable for capital stock or voting securities of Pac Rim. No shares of Pac Rim Common Stock are held in the Pac Rim Benefit Plans.

         5.4 Subsidiaries. Pac Rim owns directly or indirectly each of the outstanding shares of capital stock of each of Pac Rim's Subsidiaries. Each of the outstanding shares of capital stock of each of Pac Rim's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and is owned, directly or indirectly, by Pac Rim free and clear of all liens, pledges, security interests, claims or other encumbrances. The following information for each Subsidiary of Pac Rim is set forth in the Pac Rim Disclosure Letter:
(i) its name and jurisdiction of incorporation or organization; (ii) its authorized capital stock or share capital; and (iii) the number of issued and outstanding shares of capital stock or share capital.

         5.5 Other Interests. Except for interests in the Pac Rim Subsidiaries and The Pacific Rim Assurance Company's (the "Assurance Company") interest in its wholly-owned subsidiary, Regional Benefits Insurance Services, Inc., a California corporation, neither Pac Rim nor any Pac Rim Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity.

         5.6 No Violation. Neither the execution and delivery by Pac Rim of this Agreement nor the consummation by Pac Rim of the transactions contemplated hereby in accordance with the terms hereof will: (i) conflict with or result in a breach of any provisions of the respective certificates of incorporation or bylaws (or similar governing documents) of Pac Rim or its Subsidiaries; (ii) except as disclosed in the Pac Rim Reports (as defined in Section 5.7), result in a breach or violation of, a default under, or the triggering of any payment or other obligations pursuant to, or accelerate vesting under, any of its existing Pac Rim Stock Option Plans, or any grant or award made under any of the foregoing other than accelerated vesting of outstanding options under stock option agreements in existence on the date hereof with certain employees of Pac Rim or any of its Subsidiaries by reason of, in whole or in part, the consummation of the Merger; (iii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Pac Rim or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Pac Rim or any of its Subsidiaries is a party, or by which Pac Rim or any of its Subsidiaries or any of their properties is bound or affected; (iv) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Pac Rim or any of its Subsidiaries or any of their respective properties or assets; or (v) other than the filings provided for in
Article 1, certain federal, state and local regulatory filings, filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), state insurance law (including California Insurance Code Sections 1215 et seq.), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or applicable state securities and "Blue Sky" laws or filings in connection with the maintenance of qualification to do business in other jurisdictions (collectively, the "Regulatory Filings"), require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority.

         5.7 SEC Documents. Pac Rim has delivered to Parent each registration statement, report, proxy statement or information statement prepared by it since December 31, 1993, including, without limitation, (i) its Annual Report on Form 10-K for the years ended December 31, 1993, 1994 and 1995, (ii) its Quarterly Report on Form 10-Q for the periods ended March 31 and June 30, 1996, and (iii) its Proxy Statements for the Annual Meeting of Stockholders held in 1994, 1995 and on July 10, 1996, each in the form (including exhibits and any amendments thereto) filed with the Securities and Exchange Commission (the "SEC") (collectively, the "Pac Rim Reports"), which constitute all such Reports that were required to be filed during such period. As of their respective dates, the Pac Rim Reports (including, without limitation, any financial statements or schedules included or incorporated by reference therein) (i) were prepared in all respects in accordance with the applicable requirements of the Exchange Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of Pac Rim included in or incorporated by reference into the Pac Rim Reports (including the related notes and schedules) fairly presents the consolidated financial position of Pac Rim and the Pac Rim Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of Pac Rim included in or incorporated by reference into the Pac Rim Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of Pac Rim and the Pac Rim Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Except as reflected or reserved against or disclosed in the financial statements of Pac Rim (and the notes thereto) included in the Pac Rim Reports and incurred subsequent to June 30, 1996 in the ordinary course of business consistent with past practice, neither Pac Rim nor any of its Subsidiaries has any liabilities, of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due and whether required to be recorded or reflected on a balance sheet (or the notes thereto) under generally accepted accounting principles. Except as described in the Pac Rim Disclosure Letter, since June 30, 1996, neither Pac Rim nor any Subsidiary of Pac Rim has incurred any liabilities other than liabilities which have been incurred in the ordinary course of business consistent with past practice.

         5.8 Litigation. Except as disclosed in the Pac Rim Reports filed with the SEC prior to the date hereof and as otherwise set forth in this
Section 5.8, neither Pac Rim nor its Subsidiaries have been notified that any governmental investigations are being conducted with respect to their respective properties, assets, permits or licenses, and there are no actions, suits or proceedings pending against Pac Rim or the Pac Rim Subsidiaries or, to the knowledge of Pac Rim, threatened against Pac Rim or the Pac Rim Subsidiaries or any of their respective properties or assets, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality, that would prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed in the Pac Rim Reports filed with the SEC prior to the date hereof, neither Pac Rim nor any of its Subsidiaries are subject to any outstanding order, writ, injunction or decree which, would prevent or delay the consummation of the transactions contemplated hereby. The California Department of Insurance (the "California Department") is currently conducting a triennial examination of the Assurance Company and the Assurance Company was named as a defendant in the following actions: (1) NPI Medical Group, et al. v. State Compensation Insurance Fund, et al., Case No. BC 116099, Superior Court of the State of California, Los Angeles County; and (2) FWHC Medical Group, et al. v. State Compensation Insurance Fund, et al, Case No. BC 089361, Superior Court of the State of California, Los Angeles County.

         5.9 Absence of Certain Changes. Since June 30, 1996, each of Pac Rim and its Subsidiaries has conducted its business only in the ordinary course of such business and there has not been (i) any event or changes with respect to Pac Rim and its Subsidiaries, (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to its capital stock or any repurchase, redemption or other acquisition by Pac Rim or its Subsidiaries of any outstanding shares of capital stock or other securities in, or other ownership interests in, Pac Rim or any of its Subsidiaries, (iii) any change in its accounting principles, practices or methods or (iv) any event or changes or action taken which would constitute a breach of Section 7.2 of this Agreement if it had occurred or been taken after the date hereof; provided, however, this
Section 5.9(iv) shall not apply to subsections (c) or (e) of Section 7.2.

         5.10  Taxes.

         (a)  Filing of Tax Returns.  Pac Rim (including, for purposes of this
Section 5.10, each of its Subsidiaries from time to time) has timely filed with the proper taxing or other governmental authorities all returns (including, without limitation, information returns and other tax-related information) in respect of Taxes (as such term is defined in Section 5.10(e)) required to be filed through the date hereof. Such returns and information filed are, to the knowledge of Pac Rim, complete, correct and accurate in all respects. Pac Rim has delivered to Parent complete and accurate copies of all of Pac Rim's federal, state and local Tax returns filed for its taxable years ended 1991 through 1994. Pac Rim has not filed any federal, state or local tax returns for its taxable years ended December 31, 1995 and 1996, or has delivered to Parent complete and accurate copies of all such returns that have been filed for such taxable years.

         (b) Payment of Taxes. All Taxes for which Pac Rim is shown as owing on any Tax return for any period or portion thereof ending on or before the Closing Date, shall have been paid, or an adequate reserve (in conformity with generally accepted accounting principles applied on a consistent basis and in accordance with Pac Rim's past custom and practice) has been established therefor, and Pac Rim has no liability (whether or not due and payable) for Taxes in excess of the amounts so paid or reserves so established. All Taxes that Pac Rim has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing or other governmental authority. Pac Rim had, as of December 31, 1995, a net operating loss carryover of $2,676,000 for federal income tax purposes (the "NOL").

         (c)  Audit History.  Except as set forth in the Pac Rim Disclosure
Letter:

                 (i) No deficiencies for Taxes or adjustments to the NOL of Pac Rim have been claimed, proposed or assessed by any taxing or other, governmental authority.

                 (ii) There are no pending or, to the best of Pac Rim's knowledge, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of Pac Rim, and there are no matters under discussion with any taxing or other governmental authority with respect to Taxes of Pac Rim.

                 (iii) All audits of federal, state and local returns for Taxes by the relevant taxing or other governmental authority have been completed for all periods.

                 (iv) Pac Rim has not been notified in writing that any taxing or other governmental authority intends to audit a return for any other period.

                 (v) No extension of a statute of limitations relating to Taxes is in effect with respect to Pac Rim.

         (d)  Tax Elections.  Except as set froth in Pac Rim Disclosure Letter:

                 (i) There are no material elections with respect to Taxes affecting Pac Rim.

                 (ii) Pac Rim has not made an election and is not required to treat any asset of Pac Rim as owned by another person or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), or under any comparable state or local income Tax or other Tax provision.

                 (iii) Pac Rim is not a party to or bound by any binding tax sharing, tax indemnity or tax allocation agreement or other similar arrangement with any other person or entity.

                 (iv) Pac Rim has not filed a consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provision of state or local law) or agreed to have
         Section 341(f)(2) of the Code (or any corresponding provision of state or local law apply to any disposition of any asset owned by it.

         (e) Additional Tax Representations. Except as set forth in the Pac Rim Disclosure Letter:

                 (i) There are no liens for Taxes (other than for Taxes not yet delinquent upon the assets of Pac Rim).

                 (ii) Pac Rim has never been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code, nor has Pac Rim or any present or former Subsidiary of Pac Rim, or any predecessor or affiliate of any of them, become liable (whether by contract, as transferee or successor, by law or otherwise) for the Taxes of any other person or entity under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law.

                 (iii) Pac Rim has not made, requested or agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise for any taxable year.

                 (iv) Pac Rim is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code or would require payment of any amount as to which a deduction may be denied under
         Section 162(m) of the Code.

                 (v) Pac Rim is not a party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for federal, state, local or foreign Tax purposes.

                 (vi) Pac Rim has prepared and made available to Parent all of Pac Rim's books and working papers that clearly demonstrate the income and activities of Pac Rim for the last full reporting period ending prior to the date hereof.

                 (vii) Pac Rim has not been a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section
         897(c)(1)(A)(ii).

         (f) Definition of Taxes. For purposes of this Agreement, the term "Taxes" shall mean all federal, state, local, foreign and other taxes, assessments or other governmental charges, including, without limitation, income, estimated income, gross receipts, profits, occupation, franchise, capital stock, real or personal property, sales, use, value added, transfer, license, commercial rent, payroll, employment or unemployment, social security, disability, withholding, alternative or add-on minimum, customs, excise, stamp or environmental taxes, and further including all interest, penalties and additions in connection therewith for which Pac Rim may be liable.

         5.11  Certain Employee Plans.

         (a) With respect to each employee benefit plan (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any bonus, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, severance, death benefit, insurance or other plan, arrangement or understanding (whether or not legally binding), in each case maintained or contributed to for the benefit of employees of Pac Rim or any of its Subsidiaries (all the foregoing being herein called the "Pac Rim Benefit Plans"), individually and in the aggregate, no event has occurred, and to the knowledge of Pac Rim or any of its Subsidiaries, there exists no condition or set of circumstances, in connection with which Pac Rim or any of its Subsidiaries could be subject to any liability (except liability for benefits claims and funding obligations payable in the ordinary course), under ERISA or any other applicable law.

         (b) With respect to the Pac Rim Benefit Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, established in accordance with generally accepted accounting principles, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Pac Rim or any of its Subsidiaries. Pac Rim has not been nor is it currently obligated under any multi-employer plans as defined in ERISA.

         (c) Except as required by applicable law, neither Pac Rim nor any of its Subsidiaries provides any health, welfare or life insurance benefits to any of their former or retired employees.

         (d)  Except for changes due to increases in the length of employment,
Schedule 5.11(d) of the Pac Rim Disclosure Letter lists the employees of Pac Rim and its Subsidiaries who are eligible for severance benefits and the amounts that would be due such employees if they were terminated as of July 24, 1996.

         5.12  Labor Matters.

         (a) Neither Pac Rim nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of Pac Rim, threatened against Pac Rim or its Subsidiaries relating to their business. To the knowledge of Pac Rim, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Pac Rim or any of its Subsidiaries.

         (b) Pac Rim has delivered to Parent copies of all employment agreements, consulting agreements, severance agreements, bonus and incentive plans, profit-sharing plans and other agreements, plans or arrangements with respect to compensation of the employees or arrangements with respect to compensation of the employees of Pac Rim and its Subsidiaries (the "Compensation Arrangements") and, to the extent required by applicable regulation, all Compensation Arrangements are described in the Pac Rim Reports.

         5.13 No Brokers. Pac Rim has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Pac Rim or Parent to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that Pac Rim has retained Salomon Brothers Inc. ("Salomon"), whose fees and expenses will be paid by Pac Rim, as its financial advisor to render a fairness opinion with respect to the Purchase Price, which arrangement has been disclosed in writing to Parent prior to the date hereof. Other than the foregoing arrangement, Pac Rim is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transaction contemplated hereby.

         5.14 Fairness Opinion. Pac Rim has received the opinion of Salomon to the effect that the consideration to be received in the Merger by the stockholders of Pac Rim is fair to such stockholders from a financial point of view.

         5.15 Liens. Other than liens, mortgages, security interests, pledges and encumbrances which do not materially interfere with Pac Rim's or any of its Subsidiaries' use and enjoyment of their property or assets or diminish or detract from the value thereof, neither Pac Rim nor any of its Subsidiaries has granted, created or suffered to exist with respect to any of its assets, any mortgage, pledge, charge, hypothecation, collateral, assignment, lien (statutory or otherwise), encumbrance or security agreement of any kind or nature whatsoever.

         5.16 Leased Real Property. Neither Pac Rim nor any Subsidiary owns any real property. The Pac Rim Disclosure Letter sets forth a list of all of the leases and subleases (the "Real Property Leases") under which, as of the date hereof, Pac Rim or any of its Subsidiaries has the right to occupy space. Pac Rim has heretofore delivered to the Parent a true, correct and complete copy of all of the Real Property Leases, including all amendments thereto. All Real Property Leases and leases pursuant to which Pac Rim or any of its Subsidiaries leases personal property from others are valid, binding and enforceable in accordance with their terms; neither Pac Rim nor any Subsidiary has received notice of any default by Pac Rim or any Subsidiary under any Real Property Lease; there are no existing defaults, or any condition or event which with the giving of notice or lapse of time would constitute a default, by any party to the Real Property Leases.

         5.17 Environmental Matters. Attached to the Pac Rim Disclosure Letter are copies of all environmental audits or other studies or reports that Pac Rim has in its possession, which were prepared by third parties to assess Hazardous Material (as hereinafter defined) risks at any site or facility owned or leased presently or within the last three (3) years by Pac Rim or any of its Subsidiaries (a "Site"). Pac Rim and each of its Subsidiaries is in compliance with all, and has no liability under, any Environmental Laws (as defined below). Neither Pac Rim nor any of its Subsidiaries has been alleged to be in violation of, or has been subject to any administrative or judicial proceeding pursuant to, such Environmental Laws either now or any time during the past three (3) years. There are no facts or circumstances which Pac Rim reasonably expects could form the basis for the assertion of any Claim (as defined below) against Pac Rim or any of its Subsidiaries relating to environmental matters including, but not limited to, any Claim arising from past or present environmental practices asserted under any Environmental Laws.

         For purposes of this Section 5.17, the following terms shall have the following meanings:

                 (a) "Hazardous Materials" shall mean asbestos, petroleum products, underground tanks of any type and all other materials now or hereafter defined as "hazardous substances," "hazardous wastes," "toxic substances" or "solid wastes," or otherwise now or hereafter listed or regulated pursuant to (collectively, the "Environmentally Laws"): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., and any amendments thereto; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., and any amendments thereto; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; and any other similar federal, state or local statute, regulation, ordinance, order, decree, or any other law, common law theory or reported decision of any state or federal court, as now or at any time hereafter in effect, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material.

                 (b) "Claim" shall mean any and all claims, demands, causes of actions, suits, proceedings, administrative proceedings, losses, judgments, decrees, debts, damages, liabilities, court costs, attorneys' fees and any other expenses incurred, assessed or sustained by or against Pac Rim or any of its Subsidiaries.

         5.18 Intellectual Property. The Pac Rim Disclosure Letter identifies all registered trademarks, copyrights and patents owned or licensed by Pac Rim and its Subsidiaries as of the date hereof. To Pac Rim's best knowledge, Pac Rim or its Subsidiaries own, or are licensed or otherwise have adequate right to use, all patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, copyrights, know-how, technology, trade secrets and other proprietary information (collectively, the "Intellectual Property") which are material to the conduct of the business of Pac Rim and its Subsidiaries. Neither Pac Rim nor any of its Subsidiaries have received any written claims by any person, and neither Pac Rim nor any of its Subsidiaries has asserted a claim against any person, with respect to any of the Intellectual Property owned or used by Pac Rim or its Subsidiaries or challenging or questioning the validity or effectiveness of any license or agreement relating thereto to which Pac Rim or any Subsidiary is a party.

         5.19 Powers of Attorney; Guarantees. Neither Pac Rim nor any of its Subsidiaries has any power of attorney outstanding, nor any liability as guarantor, surety, co-signer, endorser (other than for purposes of collection in the ordinary course of business) or co-maker in respect of the obligation of any person, corporation (other than wholly-owned Subsidiaries of Pac Rim), partnership, joint venture, association, organization or other entity.

         5.20 Related Party Transactions. No director, officer, partner, employee, "affiliate" or "associate" (as such terms are defined in rule 12b-2 under the Exchange Act) of Pac Rim or any of its Subsidiaries (i) has borrowed any monies from or has outstanding any indebtedness or other similar obligations to Pac Rim or any of its Subsidiaries; (ii) except as disclosed in Pac Rim's Proxy Statement for its 1996 annual meeting, owns, directly or indirectly, any interest of any kind in, or is a director, officer, employee, partner, affiliate or associate of, or consultant or lender to, or borrower from or has the right to participate in the management, operations or profits of, any person or entity which is (x) a competitor, supplier, customer, distributor, lessor, tenant, creditor or debtor of Pac Rim or any of its Subsidiaries, (y) engaged in a business related to the business of Pac Rim or any of its Subsidiaries or (z) participating in any transaction to which Pac Rim or any of its Subsidiaries is a party; or (iii) is otherwise a party to any contract, arrangement or understanding with Pac Rim or any of its Subsidiaries.

         5.21 Information in Proxy Statement. None of the information supplied by Pac Rim or its Subsidiaries for inclusion or incorporation by reference in Parent's "Proxy Statement" (as herein after defined) for the special meeting of its stockholders to be called to consider the Stock Purchase Agreement referred to in Section 6.5 hereof will, at the date mailed to stockholders and at the time of the meeting of Parent's stockholders to be held in connection with the such Stock Purchase Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.


                                   ARTICLE 6

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

         Except as set forth in the disclosure letter delivered by or on behalf of Parent and Merger Sub to Pac Rim at or prior to the execution hereof in form and substance satisfactory to Pac Rim (the "Parent Disclosure Letter") and except to the extent qualified by Section 11.16(b) hereof, Parent and Merger Sub represent and warrant to Pac Rim as of the date of this Agreement as follows:

         6.1 Existence; Good Standing; Corporate Authority; Compliance With Law. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Parent has all requisite corporate power and authority to own, operate and lease its properties and carry on its business as now conducted.

         6.2 Authorization, Validity and Effect of Agreements. Each of Parent and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby. Subject only to the approval of the Stock Purchase Agreement described in
Section 6.5 hereof by the holders of a majority of the outstanding shares of Parent's common stock, the consummation by Parent and Merger Sub of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of Parent and Merger Sub, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         6.3 No Violation. Neither the execution and delivery by Parent and Merger Sub of this Agreement, nor the consummation by Parent and Merger Sub of the transactions contemplated hereby in accordance with the terms hereof, will:
(i) conflict with or result in a breach of any provisions of the Articles of Incorporation of Parent, the Certificate of Incorporation of Merger Sub or Bylaws of

Parent or Merger Sub; (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), under or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Parent or its "Subsidiaries" (as defined in Section 11.14 hereof) under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contact, agreement or other instrument, commitment or obligation to which Parent or any of its Subsidiaries is a party, or by which Parent or any of its Subsidiaries or any of their properties is bound or affected; or (iii) other than the Regulatory Filings, require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority.

         6.4 Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

         6.5 Financing. In obtaining the funds necessary to enable Parent and Merger Sub to consummate the Merger on the terms contemplated by this Agreement, Parent and Merger Sub have received a written loan commitment from Chase Manhattan Bank N.A., a copy of which commitment is attached hereto as Exhibit F, and Parent has simultaneously herewith entered into a "Stock Purchase Agreement" with Insurance Partners, L.P., a Delaware limited partnership ("IP") and Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership ("IP Bermuda") (IP and IP Bermuda, collectively, "Insurance Partners"), and the additional equity investors party thereto, for the sale of shares of Parent's common stock, an executed copy of which is attached hereto as Exhibit G. At the Effective Time, Parent and the Merger Sub will have available all funds necessary (a) for the acquisition of all the Convertible Debentures and In The Money Warrants, (b) for the acquisition of all shares of Pac Rim Common Stock and In The Money Options pursuant to the Merger and (c) to perform their respective obligations under this Agreement.

         6.6 No Brokers. Parent has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Pac Rim or Parent to pay a finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that Parent has retained Donaldson, Lufkin, Jenrette Securities Corporation ("DLJ"), whose fees and expenses will be paid by Parent, as its financial advisor and to render a fairness opinion with respect to the sale of Parent's common stock pursuant to the Stock Purchase Agreement, which arrangement has been disclosed in writing to Pac Rim prior to the date hereof. Other than the foregoing arrangement, Parent is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         6.7 Fairness Opinion. Parent has a received the opinion of DLJ to the effect that the financing arrangements described in Section 6.5 hereof are fair to Parent's stockholders from a financial point of view.

         6.8 Surviving Corporation After the Merger. Immediately after the Effective Time and after giving effect to any change in the Surviving Corporation's assets and liabilities as a result of the Merger, the Surviving Corporation will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on existing debts as they become absolute and mature), (ii) have unreasonably small capital with which to engage in its business or (iii) have incurred liabilities beyond its ability to pay as they become due.

         6.9 No Ownership of Company Capital Stock. Neither Parent nor Merger Sub own, directly or indirectly, more that five percent (5%) of Pac Rim Common Stock.

         6.10 Information in Proxy Statement. None of the information supplied by Parent or Merger Sub for inclusion or incorporation by reference in Pac Rim's "Proxy Statement" (as herein after defined) for the special meeting of its stockholders to be called to consider the Merger will, at the date mailed to stockholders and at the time of the meeting of Pac Rim's stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.


                                   ARTICLE 7

                                   COVENANTS

         7.1 Acquisition Proposals. Prior to the Effective Time, Pac Rim agrees (a) that neither Pac Rim nor any of its Subsidiaries nor its or their officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) shall (except to the extent necessary to comply with fiduciary duties to stockholders as provided in this Section 7.1) initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) with respect to a merger, acquisition, consolidation, tender offer, exchange offer, business combination or similar transaction involving, or any purchase of more than forty percent (40%) of the assets or any equity securities of, Pac Rim or any of its Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (b) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and will inform any individuals or entities with whom an Acquisition Proposal is currently being discussed or hereinafter making an Acquisition Proposal of the obligations undertaken in this Section 7.1; and (c) that it will notify Parent immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with Pac Rim or its Subsidiaries; provided, however, that nothing contained in this Section 7.1 shall, prior to approval of the transaction described herein by the holders of Pac Rim Common Stock, prohibit the Board of Directors of Pac Rim from (i) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide written Acquisition Proposal, if, and only to the extent that, (A) such Acquisition Proposal is on terms that the Board of Directors of Pac Rim determines, with the assistance of its financial advisors, represents a financially superior transaction to the holders of Pac Rim Common Stock compared with the Merger, (B) such Acquisition Proposal is not conditioned upon the acquiror obtaining financing, (C) the Board of Directors of Pac Rim determines in good faith, based as to legal matters on the written opinion of outside legal counsel, that such action is required for the Board of Directors to comply with its fiduciary duties to stockholders imposed by law, (D) two (2) business days prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Pac Rim provides written notice to Parent to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity, and furnishes Parent with the terms of and a copy of such Acquisition Proposal and
(E) thereafter, Pac Rim keeps Parent informed of the status (and the terms) of any such discussions or negotiations; and (ii) to the extent applicable, complying with Rule 14e-2(a) promulgated under the Exchange Act with regard to an Acquisition Proposal. Nothing in this Section 7.1 shall (x) permit any party to terminate this Agreement (except as specifically provided in Article 9 hereof) or (z) affect any other obligation of any party under this Agreement.

         7.2 Conduct of Businesses. From the date hereof to the Effective Time, except as set forth in the Pac Rim Disclosure Letter or as contemplated by any other provision of this Agreement, unless

Parent has consented in writing thereto, Pac Rim and its Subsidiaries:

                 (a) shall conduct their operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted;

                 (b) shall use their best commercial efforts to preserve intact their business organization and goodwill, keep available the services of their officers and employees and maintain satisfactory relationships with those persons having business relationships with them;

                 (c) shall confer on a regular basis with one or more representatives of Parent to report operational matters of materiality and any proposals to engage in material transactions;

                 (d) shall not amend their Certificates of Incorporation or Articles of Incorporation, as the case may be, or Bylaws;

                 (e) shall promptly notify Parent of (i) any material emergency or other material change in the condition (financial or otherwise), of Pac Rim's or any of its Subsidiary's business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of its properties, (ii) any material litigation or material governmental complaints, investigations or hearings, or (iii) the breach in any respect of any representation or warranty or covenant contained herein;

                 (f) shall timely file all reports required by applicable securities laws, rules or regulations to be filed with the SEC and promptly deliver to Parent true and correct copies of any report, statement or schedule filed by Pac Rim with the SEC subsequent to the date of this Agreement;

                 (g) shall not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, issue any shares of its capital stock, effect any stock split or otherwise change its capitalization as it exists on the date hereof, (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock from Pac Rim, (iii) increase any compensation or enter into or amend any employment severance, termination or similar agreement with any of its present or future officers or directors, except for normal increases in compensation to employees not earning more than $85,000 in annual base compensation consistent with past practice and the payment of cash bonuses to employees pursuant to and consistent with existing plans or programs; provided, however, any such increases in annual base compensation shall not exceed five percent (5%) of such employees' current annual base compensation without the prior consent of Parent, which consent shall not be unreasonably withheld, or (iv) adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any respect, except for changes which may be required by applicable law;

                 (h) shall not (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock for purposes other than satisfying its obligation to pay interest when due under the Debenture/Warrant Agreement; provided, however, on the Closing Date, Pac Rim shall pay all interest accrued but unpaid as of such date under the Debenture/Warrant Agreement; (ii) except in connection with the use of shares of capital stock to pay the exercise price or tax withholding in connection with stock-based Pac Rim Benefit Plans, directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or capital stock of any of its Subsidiaries, or make any commitment for any such action or
         (iii) split, combine or reclassify any of its capital stock;

                 (i) shall not acquire, sell, lease or otherwise dispose of any of its assets (including capital stock of Subsidiaries) which are material, individually or in the aggregate, except in the ordinary course of business, consistent with past practice;

                 (j) shall not (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the ordinary course of business; (ii) except for obligations of wholly-owned Subsidiaries of Pac Rim; assume, guaranty, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business consistent with past practices in an amount not material to Pac Rim and its Subsidiaries, taken as a whole; (iii) other than wholly-owned Subsidiaries of Pac Rim, make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of Pac Rim or its Subsidiaries; (v) except for purchase money liens, mortgage or pledge any of its assets, tangible or intangible, or create or suffer to create any mortgage, lien, pledge, charge, security interest or encumbrance of any kind of respect to such asset; or (vi) forgive any loans to officers, directors, employees or their affiliates and associates;

                 (k) Except as provided in Section 7.1 hereof, enter into any commitment, contract or transaction outside the ordinary course of business consistent with past practices which would be material to Pac Rim and its Subsidiaries taken as a whole;

                 (l) except as may be required as a result of a change in law or in generally accepted accounting principles shall not change any of the accounting principles or practices used by Pac Rim;

                 (m) shall not (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to Pac Rim and its Subsidiaries taken as a whole; (iii) without the prior consent of Parent, which consent shall not be unreasonably withheld, authorize any new capital expenditure or expenditures which, individually, is in excess of $25,000 or, in the aggregate, are in excess of $750,000; provided, that none of the foregoing shall limit any capital expenditure within the aggregate amount previously authorized by Pac Rim's Board of Directors for capital expenditures; or (iv) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action which would be prohibited hereunder;

                 (n) shall not make any tax election or settle or compromise any income tax liability material to Pac Rim and its Subsidiaries taken as a whole;

                 (o) shall not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of business of liabilities reflected or reserved against in, and contemplated by, the consolidated financial statements (or the notes thereto) of Pac Rim and its Subsidiaries or incurred in the ordinary course of business consistent with past practice;

                 (p) shall not settle or compromise any pending or threatened suit, action or claim relating to the transaction contemplated hereby; or

                 (q) shall not take, or agree in writing or otherwise to take, any of the actions described in Sections 7.2(a) through 7.2(p) or any action that would make any of the representations and warranties of Pac Rim contained in this Agreement untrue and incorrect as of the date when made.

         7.3 Meeting of Stockholders. Pac Rim and Parent (to the extent and if required on the part of Parent) shall each take all action necessary in accordance with applicable law and their Certificate of Incorporation or Articles of Incorporation, as the case may be, and Bylaws to convene a meeting of their stockholders as promptly as practicable to consider and vote upon the approval, in the case of Pac Rim, of this Agreement and the transactions contemplated hereby, and, in the case of Parent, the Stock Purchase Agreement in connection with the transaction contemplated hereby.

The Boards of Directors of Pac Rim and Parent shall each recommend such approval and take all lawful action to solicit such approval, including, without limitation, timely mailing of the Proxy Statements (as defined in Section 7.7); provided, however, that Pac Rim's Board of Directors' recommendation or solicitation is subject to any action taken by, or upon authority of, the Board of Directors of Pac Rim in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law and as permitted in Section 7.1 hereof. In connection with the vote of Pac Rim Common Stock, holders of the Convertible Debentures shall execute that certain Voting Agreement as of the date hereof, a copy of which is attached hereto as Exhibit H (the "Voting Agreement"). Pursuant to the terms thereof, the parties to the Voting Agreement shall agree to vote in favor of this Agreement and the Merger at a meeting of Pac Rim's stockholders; provided, however, if Pac Rim's Board of Directors, in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law and in accordance with
Section 7.1 hereof, recommends an Acquisition Proposal, the obligation to vote in favor of this Agreement and the Merger pursuant to the Voting Agreement shall terminate.

         7.4 Filings; Other Action. Subject to the terms and conditions herein provided, Pac Rim and Parent shall: (a) promptly make their respective filings and thereafter make any other required submissions under the HSR Act with respect to the Merger; (b) use all reasonable efforts to cooperate with one another in (i) determining which Regulatory Filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, third parties or governmental or regulatory authorities of the United States, the several states and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; and (c) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. Each of Parent and Pac Rim will use its best efforts to resolve such objections, if any, as may be asserted with respect to the Merger under the HSR Act or other antitrust laws. In the event a suit is instituted challenging the Merger as violative of the HSR Act or other antitrust laws, each of Parent and Pac Rim will use its best efforts to resist or resolve such suit. Each of Parent and Pac Rim and will use its best efforts to take such action as may be required (a) by the Antitrust Division of the Department of Justice or the Federal Trade Commission in order to resolve such objections as either of them may have to the Merger under the HSR Act or other antitrust Laws or (b) by any federal or state court of the United States, in any suit challenging the Merger as violative of the HSR Act or other antitrust laws, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order which has the effect of preventing the consummation of the Merger. In complying with the foregoing, each of Parent and Pac Rim shall use all reasonable and appropriate measures available to them, including, if appropriate, "hold-separate" agreements or divestitures of Subsidiaries, assets or operations if necessary to consummate the transactions contemplated hereby, so long as such actions do not, in the aggregate, have a Pac Rim Material Adverse Effect (after giving effect to the Merger). If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of Parent and Pac Rim shall take all such necessary action. Within twenty (20) days following the date of this Agreement, Parent and Merger Sub shall make all necessary filings with state insurance regulatory authorities, including the filing with the California Department of a Form A Information Statement pursuant to California Insurance Code Section 1215 et seq. Parent and Merger Sub shall use their respective best efforts to promptly resolve any objections and respond to any inquiries that may arise in connection with any such filings. Pac Rim shall cooperate with Parent in connection with the preparation and filing of the Form A.

         7.5 Inspection of Records; Access. From the date hereof to the Effective Time, Pac Rim shall allow all designated officers, attorneys, accountants and other representatives of Parent ("Parent's Representatives") access, during normal business hours during the period prior to the Effective Time, to all employees, offices and other facilities and to the records and files, including claim files and litigation files, correspondence, audits and properties, to the accountants and auditors of Pac Rim and their work-papers, and to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs, of Pac Rim and its Subsidiaries; provided, however, Parent's Representatives shall use their reasonable best efforts to avoid interfering with, hindering or otherwise disrupting the employees of Pac Rim in the execution of their employment duties during any visit to, or inspection of, Pac Rim's facilities or offices; provided, further, that with respect to the work-papers of Pac Rim's accountants and auditors, Parent's Representatives shall execute all necessary documents reasonably required and satisfy all conditions reasonably imposed by such accountants and auditors in order to obtain such documentation.

         7.6 Publicity. Pac Rim and Parent shall, subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

         7.7 Proxy Statement. Pac Rim and Parent (to the extent and if required on the part of Parent) shall each promptly prepare and then file with the SEC their respective proxy statements with respect to the meetings of their respective stockholders as provided in Section 7.3 hereof (collectively, the "Proxy Statements"). Pac Rim and Parent shall each cause their respective Proxy Statements to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Pac Rim and Parent each agree that their respective Proxy Statements and each amendment or supplement thereto at the time of mailing thereof and at the time of the meeting of the stockholders of Pac Rim or Parent, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         7.8 Further Action. Each party hereto shall, subject to the fulfillment at or before the Effective Time of each of the conditions of performance set forth herein or the waiver thereof, perform such further acts and execute such documents as may be reasonably required to effect the Merger.

         7.9 Expenses. Whether or not the Merger is consummated, except as provided in Article 10 hereof, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         7.10  Indemnification and Insurance.

         (a) For a period of three (3) years from and after the Effective Time, Parent and the Surviving Corporation shall indemnify, defend and hold harmless to the fullest extent permitted under the Certificate of Incorporation or Bylaws (as amended or restated, as the case may be) of Pac Rim and any indemnification agreement among Pac Rim, its Subsidiaries and their respective officers and directors (whether current or former) (collectively, the "Indemnification Documents") each person who is now, or has been at any time prior to the date hereof, an officer or director of Pac Rim (or any Subsidiary or division thereof), including, without limitation, each person controlling any of the foregoing persons (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), against all losses to which they are indemnified under the Indemnification Documents, whether commenced, asserted or claimed before or after the Effective Time and including, without limitation, liabilities arising under the Securities Act of 1933, the Exchange Act and state corporation laws in connection with the Merger. In the event of any indemnifiable claim, action, suit, proceeding or investigation, the Indemnified Party shall promptly notify the Surviving Corporation thereof (the failure to give notice, however, shall not relieve the Surviving Corporation of its duty to indemnify the Indemnified Party unless the failure to give notice causes the Surviving Corporation to be unable to assume the defense of such claim, action, suit, proceeding or investigation reasonably promptly or otherwise prejudices the Surviving Corporation). Upon receipt of notice (i) the Surviving Corporation shall have the right to assume the defense thereof and shall not be liable to such Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, except that if the Surviving Corporation elects not to assume the defense thereof or counsel for the Indemnified Party advises in writing that there are issues which raise conflicts of interest between Parent or Surviving Corporation and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to it, and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Party; provided, however, that in no event shall the Surviving Corporation be required to pay fees and expenses, including disbursements or other charges, for more than one firm of attorneys in any one legal action or group of related legal actions unless (A) counsel for the Indemnified Party advises that there is a conflict of interest that requires more than one firm of attorneys, or (B) local counsel of record is needed in any jurisdiction in which any such action is pending, (ii) the Surviving Corporation and the Indemnified Party shall cooperate in the defense of any matter, and (iii) the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); and provided, further, that the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and to the extent a court of competent jurisdiction ultimately determines, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law or beyond the scope of this Agreement.

         (b) For a period of three (3) years from and after the Effective Time, Parent shall cause the Surviving Corporation to keep in effect provisions in its Certificate of Incorporation and Bylaws providing for exculpation of director and officer liability and indemnification of the Indemnified Parties to the fullest extent permitted under the DGCL, which provisions shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the Indemnified Parties' right of indemnification.

         (c) For a period of three (3) years after the Effective Time, Parent shall cause to be maintained officers' and directors' liability insurance covering the Indemnified Parties who are currently covered, in their capacities as officers and directors, by Pac Rim and its Subsidiaries' existing officers' and directors' liability insurance policies on terms substantially no less advantageous to the Indemnified Parties than such existing insurance; provided, however, through February 16, 1997, the policy limits of such coverage shall not be less than $20 million and from February 17, 1997 until three (3) years after the Effective Time, the policy limits of such coverage shall not be less than the higher of $15 million or such policy limits then provided by Parent for its officers and directors.

         (d) Parent shall pay all expenses, including attorneys' fees, that may be incurred by any Indemnified Parties in enforcing the indemnity and other obligations provided for in this Section 7.10.

         (e) The provisions of this Section shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Parties.

         7.11  Certain Benefits.

         (a) From and after the Effective Time, subject to applicable law, and except as contemplated hereby with respect to the Pac Rim Stock Option Plans, Parent and its Subsidiaries will honor in accordance with their terms, all Pac Rim Benefit Plans; provided, however, that nothing herein shall preclude any change effected on a prospective basis following the Effective Time in any Pac Rim Benefit Plan in accordance with applicable law. With respect to the employee benefit or compensation plan or arrangement, including each "employee benefit plan" as defined in Section 3(3) of ERISA maintained by Parent or any of its Subsidiaries (the "Parent Benefit Plans"), Parent and the Surviving Corporation shall grant all Pac Rim employees from and after the Effective Time credit for all service with Pac Rim and its affiliates and predecessors prior to the Effective Time for all purposes for which such service was recognized by Pac Rim. To the extent Parent Benefit Plans provide medical or dental welfare benefits after the Effective Time to Pac Rim and its Subsidiaries' employees, Parent or the Surviving Corporation, as the case may be, shall use reasonable and best efforts to ensure that such plan shall waive any pre-existing conditions and actively-at-work exclusions and shall provide that any expenses incurred on or before the Effective Time shall be taken into account under Parent Benefit Plans for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions.

         (b) Parent agrees to employ at the Effective Time all employees of Pac Rim and its Subsidiaries who are employed on the ClosingDate at- will, with all material terms of their employment at Pac Rim, under Parent's then-current employment practices and policies. Such employment shall be at-will and Parent shall be under no obligation to continue to employ any such individuals.

         (c) For purposes of this Section 7.11, the term "employees" shall mean all current employees of Pac Rim and its Subsidiaries (including those on lay-off, disability or leave of absence, paid or unpaid).

         (d) Notwithstanding the provisions of Section 7.11(a), at the Effective Time, Surviving Corporation shall perform its obligations as the surviving corporation of the Merger under:

                 (i) the "Pac Rim Holding Corporation and The Pacific Rim Assurance Company Compensation Plan For Senior Management" (the "SMT Plan") (a copy of which is attached hereto as Exhibit I);

                 (ii) "The Pacific Rim Assurance Company 1996 Annual Incentive Plan" (a copy of which is attached hereto as Exhibit J) (the "1996 Incentive Plan"); provided, however, purchase accounting related adjustments made by the Surviving Corporation following the Effective Time and any adjustments in the Assurance Company's reserves, to the extent that such adjustment shall not result in a Pac Rim Material Adverse Effect, shall not be included in incurred losses of the Assurance Company in calculating the combined ratio exhibit of the matrix ("Matrix") referred to in the 1996 Incentive Plan; provided, further, such reserve adjustment shall be taken into consideration in calculating the combined ratio exhibit of the Matrix if, upon year-end review, it is determined that such adjustment was required under generally accepted accounting principles; and

                 (iii) that certain Employment Agreement dated as of April 15, 1994 (the "Employment Agreement") by and among Pac Rim, Assurance Company and Stanley Braun ("Braun"), the Amendment to Employment Agreement dated as of March 27, 1995 (the "First Amendment") and the Second Amendment to Employment Agreement dated as of March 30, 1996 (the "Second Amendment") with respect thereto (copies of which are attached hereto as Exhibit K). The Employment Agreement, the First Amendment and the Second Amendment shall hereinafter be referred to, collectively, as the "Employment Documents." Parent and its Subsidiaries unconditionally guaranty the obligations of Pac Rim, Assurance Company, Surviving Corporation and any successors to any of them (each, an "Employer") under the Employment Documents. If any Employer breaches any of its obligations or otherwise fails to perform under the Employment Documents, Parent and its Subsidiaries unconditionally promises to perform such obligations.

         On and following the Closing Date and for a period of one (1) year thereafter, neither Parent nor the Surviving Corporation shall, without the prior written consent of each of the respective parties or participants thereto, amend or modify the terms of the SMT Plan, 1996 Annual Incentive Plan, or Severance Program (as defined in Section 7.11(e) hereof).

         (e) At the Closing, Pac Rim shall provide Parent with a list of all persons employed by Pac Rim and its Subsidiaries on the Closing Date (each, a "Pac Rim Employee" and, collectively, the "Pac Rim Employees"). In accordance with Pac Rim and its Subsidiaries' Severance Program, a copy of which is attached hereto as Schedule 7.11(e) (the "Severance Program"), Parent or Surviving Corporation, as appropriate, shall pay funds due thereunder in order to satisfy the severance obligations with respect to any Pac Rim Employees that are terminated within nine (9) months following the Closing Date.

         7.12 Restructuring of Merger. Upon the mutual agreement of Parent and Pac Rim, the Merger shall be restructured in the form of a forward triangular merger of Pac Rim into Merger Sub, with Merger

Sub being the surviving corporation, or as a merger of Pac Rim into Parent, with Parent being the surviving corporation. In such event, this Agreement shall be deemed appropriately modified to reflect such form of merger.

         7.13 Additional Agreements; Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with the other party, including by provision of information and making of all necessary filings under the HSR Act and state insurance laws. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either Pac Rim or Merger Sub, the proper officers and directors of each party to this Agreement shall take all such necessary action.


                                   ARTICLE 8

                                   CONDITIONS

         8.1 Conditions of Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                 (a) This Agreement and the transactions contemplated hereby shall have been approved in the manner required by applicable law or by applicable regulations of any stock exchange or other regulatory body by the holders of the issued and outstanding shares of capital stock of Pac Rim entitled to vote thereon and the issuance of Parent's common stock under the Stock Purchase Agreement shall have been approved in the manner required by applicable law or by applicable regulations of any stock exchange or other regulatory body by the holders of the issued and outstanding shares of capital stock of Parent entitled to vote thereon.

                 (b) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

                 (c) The required state insurance regulatory approvals, including the California Department's approval of the consummation of the transaction contemplated hereunder pursuant to California Insurance Code Section 1215 et seq., shall have been obtained.





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



                 (d) Neither of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

                 (e) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have a Pac Rim Material Adverse Effect following the Effective Time.

         8.2 Conditions to Obligations of Pac Rim to Effect the Merger. The obligation of Pac Rim to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following condition:

                 (a) Parent shall have performed its agreements contained in this Agreements required to be performed on or prior to the Closing Date and the representations and warranties of Parent and Merger Sub contained in this Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing Date, and Pac Rim shall have received a certificate of the President or a Vice President of Parent, dated the Closing Date, certifying to such effect; provided, however, that notwithstanding anything herein to the contrary, this Section 8.2(a) shall be deemed to have been satisfied even if such representations or warranties are not true and correct, unless the failure of the representations or warranties to be so true and correct, individually or in the aggregate, would have or would be reasonably likely to have a Parent Material Adverse Effect.

                 (b) Pac Rim shall have received the opinion of Salomon, dated as of the date of delivery of Pac Rim's Proxy Statement, to the effect that, as of such date, the consideration to be received in the Merger by the stockholders of Pac Rim is fair to such stockholders from a financial point of view.

                 (c) Pac Rim shall have received, on and as of the Closing Date, an opinion of Riordan & McKinzie, counsel to Parent and Merger Sub, in usual and customary form reasonably acceptable to Pac Rim.

         8.3 Conditions to Obligation of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                 (a) Pac Rim shall have performed its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Pac Rim contained in this Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing Date and Parent shall have received a certificate of the President or a Vice President of Pac Rim, dated the Closing Date, certifying to such effect; provided, however, that notwithstanding anything herein to the contrary, this
         Section 8.3(a) shall be deemed to have been satisfied even if such representations or warranties are not true and correct, unless the failure of the representations or warranties to be so true and correct, individually or in the aggregate, would have or would be reasonably likely to have a Pac Rim Material Adverse Effect.

                 (b) From the date of this Agreement through the Effective Time, there shall not have occurred any changes in the financial condition, business, operations or prospects of Pac Rim and its Subsidiaries, taken as a whole, which changes taken together, would have or would be reasonably likely to have a Pac Rim Material Adverse Effect.

                 (c) The parties to that certain Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrants Purchase Agreement shall have sold and transferred to Parent all of such parties' right, title and interest in and to the Convertible Debentures and Warrants and the parties to that certain Series 3 Detachable Warrants Surrender Agreement shall have surrendered and transferred to Pac Rim all of their right, title and interest in and to the Series 3 Warrants, and Parent, thereby, upon the Effective Time, will own or control all of the Convertible Debentures and Warrants.

                 (d) Parent and Merger Sub shall have received, on and as of the Closing Date, an opinion of Barger & Wolen, counsel to Pac Rim, in usual and customary form reasonably acceptable to Parent and Merger Sub.


                                   ARTICLE 9

                                  TERMINATION

         9.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the stockholders of Pac Rim, by the mutual consent of Parent and Pac Rim.

         9.2 Termination by Either Parent or Pac Rim. This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of either Parent or Pac Rim if (a) the Merger shall not have been consummated by March 1, 1997 (the "Termination

Date") or (b) the required approval of Pac Rim and Parent's respective stockholders required by Section 7.3 shall not have been obtained at meetings duly convened therefor or at any adjournments thereof, or (c) a United States or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this clause (c) shall have used all reasonable efforts to remove such injunction, order or decree; and provided, in the case of a termination pursuant to clause (a) above, that the terminating party shall not have breached in any material respect its representations or obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in said clause. If the Merger shall not have been consummated on or before February 1, 1997 and as of such date Pac Rim has satisfied its conditions to effect the Merger set forth in Article 8 hereof and is prepared to consummate the Merger, Parent shall pay interest of $5,000.00 per day, without offset or deduction for amounts Parent claims owed to it by Pac Rim or any of its Subsidiaries, for the benefit of the holders of shares of Pac Rim Common Stock (the "Extension Consideration") for each day commencing on February 2, 1997 and ending with the earlier to occur of the Closing Date or the termination of this Agreement. Parent shall pay the Extension Consideration to the Exchange Agent on the Closing Date in order to effect pro rata distribution of such amount to the holders of shares of Pac Rim Common Stock, or if the Closing does not occur and this Agreement is terminated, Parent shall promptly, but in no event later than two (2) days after such termination, pay the same by wire transfer to Pac Rim of same day funds.

         9.3 Termination by Pac Rim. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before the adoption and approval by the stockholders of Pac Rim referred to in Section 7.3, by action of the Board of Directors of Pac Rim, if (i) in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law the Board of Directors of Pac Rim determines that such termination is required by reason of an Acquisition Proposal complying with Section 7.1 hereof being made, or (ii) there have been breaches by Parent or Merger Sub of representations or warranties contained in this Agreement which, in the aggregate, would have or would be reasonably likely to have a Parent Material Adverse Effect, or (iii) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of Parent, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by Pac Rim to Parent.

         9.4 Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of Parent, if (a) there have been breaches by Pac Rim of representations or warranties contained in this Agreement which, in the aggregate, would have or would be reasonably likely to have a Pac Rim Material Adverse Effect, (b) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of Pac Rim, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by Parent to Pac Rim or (c) the holders of more than 1,000,000 shares of Pac Rim Common Stock have demanded appraisal rights in accordance with Section 4.7 hereof.

         9.5 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.5 and Sections 7.9,
Article 10 and Sections 11.3, 11.4, 11.6, 11.10, 11.13 and 11.17 and the
Confidentiality Agreement referred to in Section 11.4.

         9.6 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and
(c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of the party granting such extension or waiver.


                                   ARTICLE 10

                         LIQUIDATED DAMAGES AND BREAKUP FEE

         10.1 Payment of Liquidated Damages by Parent. The parties hereto agree that if this Agreement shall not be consummated in accordance with its terms and conditions as a result of: (a) the occurrence of the events described in Section 9.3(ii) and (iii); (b) Parent or Merger Sub's failure to comply with the covenants described in Sections 7.3, 7.4, 7.7, 7.8 or 7.13 or the conditions described in Section 8.2(a) or (c); or (c) Parent refusing to consummate the transaction contemplated hereunder after satisfying each of the covenants, conditions and events referred to in subsections (a) and (b) of this
Section 10.1, then the resulting damages would be impracticable or extremely difficult to determine. Because of the difficulty in determining the damages resulting from the acts described in subsections (a), (b) and (c) of this
Section 10.1, the parties hereto agree that in such event, Parent must pay the sum of $5,000,000.00 to Pac Rim immediately upon demand therefor as liquidated damages.

         10.2 Payment of Liquidated Damages by Pac Rim. The parties hereto agree that if this Agreement shall not be consummated in accordance with its terms and conditions as a result of: (a) the occurrence of the events described in Section 9.4(a) or (b); (b) Pac Rim's failure to comply with the covenants described in Sections 7.2, 7.3, 7.4, 7.5, 7.7, 7.8 or 7.13, or the conditions described in Section 8.3(a) or (d); or (c) Pac Rim refusing to consummate the transaction contemplated hereunder after satisfying each of the covenants, conditions or events referred to in subsections (a) and (b) of this Section 10.2, then the resulting damages would be impracticable or extremely difficult to determine. Because of the difficulty in determining the damages resulting from the acts described in subsections (a), (b) and (c) of this Section 10.2, the parties hereto agree that in the event of such breach, Pac Rim must pay the sum of $2,500,000.00 to Parent immediately upon demand therefor as liquidated damages.

         10.3 Payment of Breakup Fee By Pac Rim. In the event that (a) Pac Rim's Board of Directors terminates this Agreement pursuant to Section 9.3(i) hereof by reason of an Acquisition Proposal or (b) following public announcement of an Acquisition Proposal, Pac Rim's Board of Directors terminates this Agreement pursuant to Section 9.2(b) due to the failure to obtain the required vote in favor of this Agreement from the holders of Pac Rim Common Stock and Convertible Debentures at a meeting duly called therefor, and, in either event, the definitive transaction document with respect to such Acquisition Proposal is executed by Pac Rim within six (6) months following any such termination, Pac Rim shall pay Parent a breakup fee of $5 million (the "Breakup Fee"). The Breakup Fee is not separately payable in the event that liquidated damages are due and paid under Section 10.2 hereof.


                                   ARTICLE 11

                               GENERAL PROVISIONS

         11.1 Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall be deemed to the extent expressly provided herein to be conditions to the Merger and shall not survive the Merger, provided, however, that the agreements contained in Article 4 and in Sections 7.10, 7.11 and 7.13 and this Article 11 and the agreements delivered pursuant to this Agreement shall survive the Merger.

         11.2 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                 (a)      if to Parent or Merger Sub, to

                                  Superior National Insurance
                                  Group, Inc.
                                  26601 Agoura Road
                                  Calabasas, California  91302
                                  Attention:  William L. Gentz
                                  Telecopy No.: 818-880-8615

                          with a copy to

                                  Dana M. Warren, Esq.
                                  Riordan & McKinzie
                                  5743 Corsa Avenue
                                  Suite 116
                                  Westlake Village, California  91362
                                  Telecopy No.: 818-706-2956

                 (b)      if to Pac Rim, to

                                  Pac Rim Holding Corporation
                                  6200 Canoga Avenue
                                  Woodland Hills, California  91367
                                  Attention: Stanley Braun
                                  Telecopy No.: 818-595-0099

                          with a copy to

                                  Dennis W. Harwood, Esq.
                                  Barger & Wolen LLP
                                  19800 MacArthur Boulevard
                                  8th Floor
                                  Irvine, California  92612
                                  Telecopy No. 714-752-6313

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         11.3 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions in Article 4 and Sections 7.10, 7.11, and 7.13 (collectively, the "Third Party Provisions"), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Third Party Provision shall be enforceable until after the Effective Time.

         11.4 Entire Agreement. This Agreement, the Exhibits, the Pac Rim Disclosure Letter, the Parent Disclosure Letter, the Confidentiality Agreement between Pac Rim and Parent and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto. No addition to or modification of any provision of this Agreements shall be binding upon any party hereto unless made in writing and signed by all parties hereto. During the term of this Agreement, neither party hereto shall terminate the foregoing Confidentiality Agreement.

         11.5 Amendment. This Agreement may be amended by the parties hereto, by action taken by their respective Board of Directors, at any time before or after approval of matters presented in connection with the Merger by the stockholders of Pac Rim, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed by or on behalf of each of the parties hereto.

         11.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

         11.7 Venue. Any action concerning or dispute arising out of or concerning this Agreement, regarding the interpretation of this Agreement, or regarding the relationships among the parties created pursuant to this Agreement shall be filed only in the United States District Court for the Central District of California or in the Superior Court of the State of California for the County of Los Angeles.

         11.8 Counterparts. This Agreements may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

         11.9 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         11.10 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         11.11 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitations, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         11.12 Incorporation of Exhibits. The Pac Rim Disclosure Letter, the Parent Disclosure Letter and all Exhibits and Schedules attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         11.13 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         11.14 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any California Court, this being in addition to any other remedy to which they may be entitled at law or in equity.

         11.15 Subsidiaries. As used in this Agreement, the word "Subsidiary" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which such party is a general partner. When a reference is made in this Agreement to Significant Subsidiaries, the words "Significant Subsidiaries" shall refer to Subsidiaries (as defined above) which constitute "significant subsidiaries" under Rule 405 promulgated by the SEC under the Securities Act.

         11.16 Material Adverse Effect. (a) As used in this Agreement, the term "Pac Rim Material Adverse Effect" means an adverse effect on the business, results of operations, prospects or financial condition of Pac Rim and its Subsidiaries, taken as a whole, having an economic value of $1,000,000 or more; provided, however, based upon the reserves booked by the Assurance Company, no adverse development in Assurance Company's reserves, to the extent that such adverse development does not exceed the sum of (i) the $4,500,000 and (ii) $1,000,000, shall be included in determining whether a Pac Rim Material Adverse Effect exists; provided, further, any change in the book value of Pac Rim or any of its Subsidiaries based on an adjustment of the market value of securities valued at book value on such companies' books and records shall not be included in determining if a Pac Rim Material Adverse Effect exists; provided, further, any amounts that may be payable under the SMT Plan, the 1996 Incentive Plan, the Employment Documents or the Severance Program that are not reflected in Pac Rim's financial statements shall not be included in determining if a Pac Rim Material Adverse Effect exists. As used in this Agreement, the term "Parent Material Adverse Effect" means an adverse effect on the business, results of operations, prospects or financial condition of Parent and its Subsidiaries, taken as a whole, having an economic value of $1,000,000 or more; provided, however, any change in the book value of Parent or any of its Subsidiaries based on an adjustment of the market value of securities valued at book value on such companies' books and records shall not be included in determining if a Parent Material Adverse Effect exists.

         (b) The existence of facts or circumstances which constitute a breach of the representations and warranties set forth in Article 5 hereof shall not be considered to be a breach of any representation and warranty if all such facts and circumstances do not have, individually or in the aggregate, a Pac Rim Material Adverse Effect. The existence of facts or circumstances which constitute a breach of the representations and warranties set forth in Article 6 hereof shall not be considered to be a breach of any representation and warranty if all such facts and circumstances do not have, individually or in the aggregate, a Parent Material Adverse Effect.

         11.17 Attorney's Fees. In any legal action to enforce this Agreement or any provision hereof, the prevailing party in such action shall, in addition to any other remedy to which it may be entitled hereunder, receive from the party from which enforcement was sought reasonable attorney's fees and its court costs in connection with such action.

         11.18 Performance by Merger Sub. Parent hereby agrees to cause Merger Sub to comply with its obligations hereunder and to cause Merger Sub to consummate the Merger as contemplated herein.

         IT WITNESS WHEREOF, the parties have caused this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

PARENT:                           SUPERIOR NATIONAL INSURANCE GROUP, INC.



                                   By: /s/ J. CHRIS SEAMAN
                                       --------------------------------
                                       Name:  J. CHRIS SEAMAN
                                       Title: Executive Vice President



MERGER SUB:                       SNTL ACQUISITION CORP.



                                  By: /s/ J. CHRIS SEAMAN
                                      --------------------------------
                                      Name:  J. CHRIS SEAMAN
                                      Title: Executive Vice President



PAC RIM:                          PAC RIM HOLDING CORPORATION



                                  By: /s/ TIMOTHY R. BUSCH
                                      --------------------------------
                                      Name:  TIMOTHY R. BUSCH
                                      Title:


                                  By: /s/ STANLEY BRAUN
                                      --------------------------------
                                      Name:  STANLEY BRAUN
                                      Title:

                              EXHIBIT C TO ANNEX C

                      SERIES A CONVERTIBLE DEBENTURES AND
            SERIES 1, 2 AND 3 DETACHABLE WARRANT PURCHASE AGREEMENT

         This SERIES A CONVERTIBLE DEBENTURES AND SERIES 1, 2 AND 3 DETACHABLE WARRANT PURCHASE AGREEMENT (this "Agreement") is entered into as of September 17, 1996 (the "Effective Date") by and among SUPERIOR NATIONAL INSURANCE GROUP, INC., a California corporation ("Superior"), PRAC LIMITED PARTNERSHIP, a Nevada limited partnership ("Prac") and ALLSTATE INSURANCE COMPANY, a Illinois insurance company ("Allstate") (Prac and Allstate, each, a "Security Holder" and, collectively, the "Security Holders"), with reference to the following recitals:

                                R E C I T A L S

         A. The Security Holders own Series 1, 2 and 3 Detachable Warrants (the "Warrants) and own, collectively, all of the Series A Convertible Debentures (the "Debentures") (the Debentures and Warrants, collectively, the "Securities") issued by Pac Rim Holding Corporation, a Delaware corporation ("Pac Rim"), pursuant to that certain Agreement to Purchase Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrants dated as of April 15, 1994, as amended (the "Debenture/Warrant Agreement").

         B. Copies of the certificates representing each Security Holder's Securities that are subject to this Agreement are attached hereto as Exhibits A-1 and A-2.

         C. Superior and Pac Rim have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of the Effective Date pursuant to the terms of which Superior will acquire all the issued and outstanding shares of Pac Rim's common stock. Capitalized terms used but not defined herein have the respective meanings set forth in the Merger Agreement.

         D. The sale of the Securities to Superior by the Security Holders is a condition to Superior's obligation to consummate the transaction contemplated pursuant to the Merger Agreement.

         E. Subject to the terms and conditions stated in this Agreement, Superior desires to purchase all of the Securities from the Security Holders and the Security Holders desire to sell all of Securities to Superior.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                        PURCHASE AND SALE OF SECURITIES

         1.1 Purchase and Sale of Securities. Subject to the terms, conditions, covenants, representations, warranties and other obligations set forth or incorporated herein, on the Closing Date (as defined in Section 1.2 of the Merger Agreement) the Security Holders shall each sell, assign, transfer and convey to Superior and Superior shall purchase from the Security Holders all of the Security Holders' respective right, title and interest in and to the Securities, which Securities shall be subject to and held in accordance with the terms of the Debenture/Warrant Agreement.

         1.2 Purchase Price. The total purchase price to be paid for the Debentures to be purchased by Superior hereunder shall be the Debenture Consideration, as defined in the Merger Agreement (the "Debenture Purchase Price") and the total purchase price to be paid for the Warrants to be purchased by Superior hereunder shall be the Warrant Consideration, as defined in the Merger Agreement (the "Warrant Purchase Price") (the Debenture Purchase Price and the Warrant Purchase Price, collectively, the "Purchase Price"), payable by direct wire transfer in immediately available funds to a bank account to be designated by each Security Holder and in accordance with the percentages set forth in Schedule 1.2 hereof. The Purchase Price is payable without duplication notwithstanding the references to such consideration in the Merger Agreement.

         1.3 Closing Date. At the Closing (as defined in Section 1.2 of the Merger Agreement), the Security Holders shall deliver to Superior all certificates for the Securities, duly assigned and endorsed to Superior in good form for transfer, and Superior shall deliver to each Security Holder its respective portion of the Purchase Price, payable by direct wire transfer in immediately available funds to a bank account designated by each Security Holder for its account.


                                   ARTICLE 2

             REPRESENTATIONS AND WARRANTIES OF EACH SECURITY HOLDER

         Each of the Security Holders represents and warrants, severally and not jointly, to Superior as of the Effective Date and the Closing Date that:

         2.1 Authority Relative to this Agreement. Such Security Holder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Security Holder and the consummation by the Security Holder of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors or other governing body of such Security Holder, and no other corporate or other proceedings on the part of such Security Holder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Security Holder and constitutes a legal, valid and binding obligation of such Security Holder, enforceable against such Security Holder in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         2.2 No Conflicts. (1) The execution and delivery of this Agreement by such Security Holder do not, and the performance of this Agreement by such Security Holder will not, (i) conflict with or violate the organizational documents of such Security Holder, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Security Holder or by which such Security Holder's Securities are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Security Holder's Securities pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Security Holder is a party or by which such Security Holder or such Security Holder's Securities are bound or affected except, in the case of clauses (i),
(ii) and (iii) of this Section 2.2(a), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Security Holder of its obligations under this Agreement.

         (b) Except for the Regulatory Filings (as defined and referred to in Section 5.6 of the Merger Agreement) and the consents to transfer required under the Debenture/Warrant Agreement, the execution and delivery of this Agreement by such Security Holder do not, and the performance of this Agreement by such Security Holder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or governmental entity, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not (i) prevent or delay the performance by such Security Holder of its obligations under this Agreement or (ii) result in any costs or liabilities on the part of Superior or the Surviving Corporation (as defined in the Merger Agreement).

         2.3 Title to the Securities. Such Security Holder is the record and beneficial owner of the Securities issued to and held by it, copies of which are attached hereto as Exhibit A-1 and A-2, as appropriate. Such Security Holder's Securities are the only Securities owned by such Security Holder. The Securities of such Security Holder are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Security Holder's voting rights, charges and other encumbrances of any nature whatsoever. Such Security Holder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Security Holder's Securities.

         2.4 Litigation. There are no actions, suits, proceedings or arbitrations pending, or to the knowledge of such Security Holder threatened, against such Security Holder or with respect to the Securities held by such Security Holder that could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Such Security Holder and the Securities held by such Security Holder are not subject to any outstanding order, writ, injunction or decree which could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement.

         2.5 No Brokers. No Security Holder has entered into any contract, commitment, agreement or understanding with any person or firm which may result in the obligation of any Security Holder, Pac Rim or Superior to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the transactions contemplated hereby or by the Merger Agreement. Except as provided in Sections
5.13 and 6.6 of the Merger Agreement, no Security Holder is aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the transactions contemplated hereby or by the Merger Agreement.

         2.6 No Defaults. The Debenture/Warrant Agreement and the instruments issued thereunder are valid, binding and enforceable against such Security Holder in accordance with their terms. There are no existing defaults, or any condition or event which with the giving of notice or lapse of time would constitute a default, by such Security Holder to the Debenture/Warrant Agreement or any instrument issued thereunder. Such Security Holder has not given or received notice of any default by Pac Rim or by any Subsidiary of Pac Rim under the Debenture/Warrant Agreement or any instrument issued thereunder.

         2.7 No Conversion or Exercise. Such Security Holder has not converted any principal amount of outstanding Debentures into Pac Rim Common Stock (as defined in the Merger Agreement) or exercised any Warrant, and each Security Holder hereby covenants and agrees that no conversion or exercise shall occur on or prior to the Closing Date.


                                   ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF SUPERIOR

         Superior hereby represents and warrants to each of the Security Holders as of the Effective Date and the Closing Date that:

         3.1 Investment Representation. Superior is acquiring the Securities for its own account, for investment purposes only and not with a view to the distribution thereof. Superior is aware that the sale of the Securities to Superior has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or registered or qualified under any state securities law, and therefore must be held indefinitely and cannot be sold or transferred unless the Securities are subsequently so registered (which the Security Holders are not obligated to undertake or accomplish) or an exemption from such registration is available. Superior understands and acknowledges that the sale of the Securities to Superior without registration or qualification is dependent, in part, on the accuracy of Superior's representations and warranties herein. Superior is an "accredited investor" as that term is defined in Regulation D under the 1933 Act. Superior understands and acknowledges that federal and state securities laws require that certain restrictions against transfer including legends and stop transfer instructions will be imposed on the Securities, and substantially the following legend will be placed on the certificates representing such Securities:

                       "The securities represented hereby have not been
              registered under the Securities Act of 1933, as amended, the Trust Indenture Act of 1939 or applicable state securities laws. Such securities may not be sold, transferred, assigned, pledged or hypothecated in the absence of such registration or an exemption therefrom under said Acts and applicable state securities laws and, if necessary, receipt of an opinion of counsel satisfactory to Pac Rim Holding Corporation that registration is not required. Such securities may not be transferred except upon the conditions specified in certain agreements, dated as of April 15, 1994, between Pac Rim Holding Corporation and PRAC Limited Partnership, complete and correct copies of which are available for inspection at the office of Pac Rim Holding Corporation and a conformed copy of which will be furnished to the holder of such securities upon written request and without charge. No transfer of such securities shall be valid or effective unless and until the conditions so specified shall have been complied with.";

provided, however, the Legend on the certificates representing the Warrants shall not contain a reference to the Trust Indenture Act.

         3.2 Compliance with Law and Other Instruments. Neither the execution and delivery by Superior of this Agreement, nor the consummation by Superior of the transactions contemplated hereby in accordance with the terms hereof, will:
(i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of Superior; (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), under or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Superior under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contact, agreement or other instrument, commitment or obligation to which Superior is a party, or by which Superior or any of its properties is bound or affected (except for any of the foregoing, the occurrence of which would not have a material adverse effect on Superior or its Subsidiaries, taken as a whole); or (iii) other than the Regulatory Filings (as defined in Section
5.6 of the Merger Agreement), require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority (except for any of the foregoing where the failure to obtain such consent or make such filing would not have a material adverse effect on Superior taken as a whole).

         3.3 Organization. Superior is a corporation duly organized, validly existing and in good standing under the laws of the State of California with full corporate power and authority to carry on its business as it is now being conducted and to own or lease the properties and assets which it now owns or leases.

         3.4 Authority. The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by Superior have been duly authorized by any necessary corporate action, including, without limitation, any necessary director or shareholder approval. Superior has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.


         3.5 Binding Agreement. This Agreement is a legal, valid and binding obligation of Superior, enforceable against Superior in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.


                                     ARTICLE 4

                                     COVENANTS

         4.1  Regulatory Filings; Consents.

         (a) To the extent any Security Holders may be deemed to be, or may be deemed to be part of a group constituting, an "Ultimate Parent Entity" of Pac Rim, as such term is used in the Hart-Scott-Rodino Act of 1976 and the regulations promulgated thereunder, each such Security Holder, with the exception of Allstate, hereby covenants and agrees to comply in all respects with Section 7.4 of the Merger Agreement as if a party thereto and bound thereby.

         (b) Each party to this Agreement shall use reasonable efforts and cooperate with the other parties hereto in timely making all filings with all federal, state and local governmental or regulatory agencies, timely seeking all consents, approvals or authorizations of third parties or governmental or regulatory agencies that may be required in connection with, and shall use reasonable efforts to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or appropriate to effect, the consummation of the transactions contemplated by this Agreement.

         4.2 Release. (a) As of the Closing Date, each of the Security Holders, on behalf of itself and its respective affiliates, successors, assigns and heirs (each a "Releasing Party" and collectively, the "Releasing Parties"), hereby agrees to release, remise, discharge and hold harmless, absolutely and forever, Superior, SNTL Acquisition Corp., a Delaware corporation, Pac Rim as the "Surviving Corporation" after the Effective Time of the Merger, and each of their respective direct and indirect subsidiaries, and each of such parties' successors, directors, officers, employees, agents and all persons acting by, through, under or in concert with them, or any of them (collectively, the "Released Parties") of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, fixed or contingent, based on any circumstances or state of facts existing on or prior to the Closing Date, to the extent arising out of such Security Holder's status as an employee, director, officer, stockholder, agent, representative or creditor of Pac Rim or its subsidiaries, other than (i) as provided in the provisions with respect to indemnification and elimination of liability in the Restated Certificate of Incorporation or Bylaws of Pac Rim and all amendments thereto or the Articles of Incorporation or Bylaws of The Pacific Rim Assurance Company, a California corporation, and all amendments thereto, or (ii) arising from or related to this Agreement, the Merger Agreement or the transactions contemplated thereby which the Releasing Party has or may hereafter have against the Released Parties, including rights to indemnification as provided in Section 7.10 of the Merger Agreement.

         (b) If a Security Holder is a resident of California, the Security Holder is, notwithstanding that this Agreement is governed by Delaware law, waiving, to the extent provided in Section 4.2(a) hereof, certain rights with respect to unknown or undiscovered claims. In connection therewith, each Security Holder expressly waives the benefit of California Civil Code section 1542, which reads:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE

            MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         The parties acknowledge that the foregoing waiver was separately bargained for and expressly consent that this release shall be given full force and effect in accordance with its express terms and provisions.

         4.3 Maximum Warrant Consideration. Notwithstanding anything to the contrary in the Debenture/Warrant Agreement, each Security Holder covenants and agrees that in the event that the exercise price of the Warrants is adjusted pursuant to the terms of the Debenture/Warrant Agreement, and such adjustment would result in the aggregate Warrant Consideration payable hereunder exceeding $3.5 million, the Security Holders shall each waive their respective portions of any such adjustment in excess of such amount.


                                   ARTICLE 5

                        CONDITIONS OF EACH PARTY'S OBLIGATION

         5.1 Conditions. The respective obligations of each party hereto to effect the purchase and sale of the Securities provided hereunder shall be subject to the fulfillment at or prior to the Closing Date of the conditions set forth in Article 8 of the Merger Agreement. In addition, each of the respective representations and warranties of the Security Holders and Superior contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date.

         5.2 Legal Opinion. If requested of Prac by Pac Rim, Superior and Pac Rim shall have received at Closing an opinion of counsel to Prac (which counsel shall be reasonably acceptable to Pac Rim). Such opinion shall comply in form and substance with the provisions of the Debenture/Warrant Agreement applicable to Prac's transfer of Securities.


                                   ARTICLE 6

                                  TERMINATION

         6.1 Termination. This Agreement shall be terminated in the event that the Merger Agreement is terminated as provided in Sections 9.1, 9.2, 9.3 or 9.4 of the Merger Agreement.

         6.2 Effect of Termination and Abandonment. In the event of termination of this Agreement pursuant to this Article 6, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 6.2 and Sections 7.1, 7.3, 7.4, 7.5, 7.7, 7.9 and 7.10 hereof.

                                   ARTICLE 7

                                 MISCELLANEOUS

         7.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         7.2 Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Closing.

         7.3 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                 (i)  if to Superior, to

                            Superior National Insurance
                              Group, Inc.
                            26601 Agoura Road
                            Calabasas, California  91302
                            Attention: William L. Gentz

                            Telecopy No.: 818-880-8615

                      with a copy to

                            Dana M. Warren, Esq.
                            Riordan & McKinzie
                            5743 Corsa Avenue
                            Suite 116
                            Westlake Village, California  91362

                            Telecopy No.: 818-706-2956

                 (ii)  if to Allstate, to

                            Allstate Insurance Company
                            2775 Sanders Road, Suite A3
                            Northbrook, Illinois  60062-6127
                            Attention:  Caryn E. Hank, Strategic
                            Development Manager

                            Telecopy No.: 847-402-0588
                        with a copy to

                              Allstate Insurance Company
                              Investment Law Department
                              3075 Sanders Road, Suite G5A
                              Northbrook, Illinois  60062-7127
                              Attention:  Elizabeth J. Lapham, Esq.

                              Telecopy No.: 847-402-6639

                 (iii)  if to Prac, to

                              Wedbush Morgan Securities
                              500 Newport Center Drive
                              Suite 550
                              Newport Beach, California  92660
                              Attention:  Mr. Richard H. Pickup

                              Telecopy No.: 714-759-9539

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         7.4 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, however, that Superior may assign all of its rights, interests and obligations hereunder to any wholly-owned direct or indirect subsidiary of Superior. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         7.5 Entire Agreement. This Agreement contains the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior and collateral agreements, understandings, statements and negotiations of the parties. Each party acknowledges that no representations, inducements, promises, or agreements, oral or written, with reference to the subject matter hereof have been made other than as expressly set forth herein.

         7.6 Amendment. This Agreement may be supplemented, amended or modified only by the mutual agreement of the parties hereto. No supplement, amendment or modification of this Agreement shall be binding unless it is in writing signed by all the parties hereto.

         7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

         7.8 Counterparts. This Agreements may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

         7.9 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         7.10 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         7.11 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitations, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         7.12 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         7.13 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any California Court, this being in addition to any other remedy to which they may be entitled at law or in equity.

         7.14 Legal Action. In the event of any litigation between or among the parties hereto respecting or arising out of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and costs, whether or not such litigation proceeds to final judgment or determination.

         7.15 Venue. Any action concerning a dispute arising out of or concerning this Agreement, regarding the interpretation of this Agreement, or regarding the relationships among the parties created pursuant to this Agreement shall be filed only in the United States District Court for the Central District of California or in the Superior Court of the State of California for the County of Los Angeles.

        IN WITNESS WHEREOF, the parties have caused this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.



SUPERIOR:                   SUPERIOR NATIONAL INSURANCE GROUP, INC.



                            By: /s/ J. CHRIS SEAMAN
                                ----------------------------------------
                                Name:  J. Chris Seaman
                                Title: Executive Vice President & CFO

ALLSTATE:                   ALLSTATE INSURANCE COMPANY



                            By: /s/ DOUG R. WENDT
                                ----------------------------------------
                                Name:  Doug R. Wendt
                                Title: Vice President



                            By: /s/ LOREN HALL
                                ----------------------------------------
                                Name:  Loren Hall
                                Title: Assistant Vice President

PRAC:                       PRAC LIMITED PARTNERSHIP,
                            a Nevada limited partnership
                            By:   Somme, Inc., a Nevada corporation
                            Its:  General Partner



                            By: /s/ DAVID B. HEHN
                                ----------------------------------------
                                Name:  David B. Hehn
                                Title: President

                                  SCHEDULE 1.2


        Security Holder                                 Amount
        ---------------                                 ------

        Prac                                            90%
        Allstate                                        10%


                              EXHIBIT E TO ANNEX C


                SERIES 3 DETACHABLE WARRANT SURRENDER AGREEMENT

         This SERIES 3 DETACHABLE WARRANT SURRENDER AGREEMENT (this "Agreement") is entered into as of September 17, 1996 (the "Effective Date") by and among PAC RIM HOLDING CORPORATION, a Delaware corporation ("Pac Rim"), and DENNIS W. HARWOOD, an individual ("Harwood"), THE BUSCH FAMILY TRUST (the "Busch Trust"), Timothy R. Busch ("Busch"), Trustee of the Busch Trust, ROBERT
M. ANDERSON, an individual ("Anderson"), and CARL A. STRUNK, an individual ("Strunk") (Harwood, the Busch Trust, Anderson and Strunk, each a "Warrant Holder" and collectively, the "Warrant Holders"), with reference to the following recitals:

                                R E C I T A L S

         A. The Warrant Holders own beneficially and of record Series 3 Detachable Warrants ("Warrants") issued by Pac Rim pursuant to that certain Agreement to Purchase Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrants dated as of April 15, 1994, as amended (the
"Debenture/Warrant Agreement"), as follows:

                 Warrant Holder                             Warrants
                 --------------                             --------
                    Harwood                                 103,500
                    The Busch Trust                         205,500
                    Anderson                                205,500
                    Strunk                                  205,500

         B. Superior National Insurance Group, Inc., a California corporation ("Superior") and Pac Rim have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of the Effective Date pursuant to the terms of which Superior will acquire all the issued and outstanding shares of Pac Rim's common stock. Capitalized terms used but not defined herein have the respective meanings set forth in the Merger Agreement.

         C. The surrender of the Warrants to Pac Rim by the Warrant Holders is a condition to Superior's obligation to consummate the transaction contemplated pursuant to the Merger Agreement.

         D. Harwood, Strunk and Busch are currently members of Pac Rim's Board of Directors and Anderson was formerly a member of such board.

         E. In order to facilitate the transaction contemplated under the Merger Agreement and as the Warrants are "out-of-the-money" thereunder, the Warrant Holders desire to surrender their respective Warrants to Pac Rim for cancellation and Pac Rim desires to accept such surrender.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                            SURRENDER OF WARRANTS

         1.1 Surrender of Warrants. Subject to the terms, conditions, covenants, representations, warranties and other obligations set forth or incorporated herein, on the Closing Date (as defined in Section 1.2 of the Merger Agreement) the Warrants Holders shall each surrender, assign, transfer and convey to Pac Rim all of the Warrant Holders' right, title and interest in and to the Warrants.

         1.2 Closing Date. At the Closing (as defined in Section 1.2 of the Merger Agreement), the Warrant Holders shall deliver to Pac Rim all certificates for the Warrants, duly assigned and endorsed to Pac Rim in good form for transfer.


                                   ARTICLE 2

             REPRESENTATIONS AND WARRANTIES OF EACH WARRANT HOLDER

         Each of the Warrant Holders represents and warrants, severally and not jointly, to Pac Rim as of the Effective Date and the Closing Date that:

         2.1 Authority Relative to this Agreement. Such Warrant Holder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If the Warrant Holder is a corporate, partnership or trust entity, the execution and delivery of this Agreement by the Warrant Holder and the consummation by the Warrant Holder of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors or other governing body of such Warrant Holder, and no other corporate or other proceedings on the part of such Warrant Holder are necessary to authorize this Agreement or to
consummate such transactions.    This Agreement has been duly and validly
executed and delivered by such Warrant Holder and constitutes a legal, valid and binding obligation of such Warrant Holder, enforceable against such Warrant Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         2.2 No Conflicts. 1. The execution and delivery of this Agreement by such Warrant Holder do not, and the performance of this Agreement by such Warrant Holder will not, (i) where such Warrant Holder is a trust entity, conflict with or violate the organizational documents of such Warrant Holder,
(ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Warrant Holder or by which such Warrant Holder's Warrants are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Warrant Holder's Warrants pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Warrant Holder is a party or by which such Warrant Holder or such Warrant Holder's Warrants are bound or affected, except, in the case of clauses
(i), (ii) and (iii) of this Section 2.2(a), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Warrant Holder of his obligations under this Agreement.

         2. The execution and delivery of this Agreement by such Warrant Holder do not, and the performance of this Agreement by such Warrant Holder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity or other third party, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not (i) prevent or delay the performance by such Warrant Holder of his obligations under this Agreement or (ii) result in any costs or liabilities on the part of Superior or the Surviving Corporation.

         2.3 Title to the Warrants. Such Warrant Holder is the record and, except for any Warrant Holder that is a trust, beneficial owner of such Warrants listed opposite the name of such Warrant Holder in Recital A, above. Such Warrant Holder's Warrants are the only Warrants owned by such Warrant Holder. The Warrants of such Warrant Holder are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, charges and other encumbrances of any nature whatsoever, except that the Warrants held by a Warrant Holder that is a trust are held subject to the applicable trust documents, which trust documents will not prevent or delay the performance by such Warrant Holder of its obligations under this Agreement. Such Warrant Holder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Warrant Holder's Warrants.

         2.4 Litigation. There are no actions, suits, proceedings or arbitrations pending, or to the knowledge of such Warrant Holder threatened, against such Warrant Holder or with respect to the Warrants held by such Warrant Holder that could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Such Warrant Holder and the Warrants held by such Warrant Holder are not subject to any outstanding order, writ, injunction or decree which could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement.

         2.5 No Brokers. No Warrant Holder has entered into any contract, commitment, agreement or understanding with any person or firm which may result in the obligation of any Warrant Holder, Pac Rim or Superior to pay and finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the transactions

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contemplated hereby or by the Merger Agreement.  Except as provided in Sections
5.13 and 6.6 of the Merger Agreement, no Warrant Holder is aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the transactions contemplated hereby or by the Merger Agreement.

         2.7 No Conversion or Exercise. No Warrant Holder has exercised any Warrant, and each Warrant Holder hereby covenants and agrees that no exercise shall occur on or prior to the Closing Date.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF PAC RIM

         Pac Rim hereby represents and warrants to each of the Warrant Holders as of the Effective Date and the Closing Date that:

         3.1 Compliance with Law and Other Instruments. The execution and delivery of this Agreement and compliance with the provisions hereof by Pac Rim will not violate any provision of law or any regulation or order applicable to Pac Rim and will not conflict with, result in any breach of any of the terms, conditions or provisions of, or constitute a default under or result in the creation of any lien, charge or encumbrance upon, any of the properties or assets or outstanding stock of Pac Rim pursuant to any charter provision, bylaw, indenture, mortgage, lease, loan agreement or other instrument to which Pac Rim is a party or to which it is bound.

         2.2 Organization. Pac Rim is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority, corporate and other, to carry on its business as it is now being conducted and to own or lease the properties and assets which it now owns or leases and has all licenses or certificates necessary to conduct the business it now conducts.

         3.3 Authority. The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by Pac Rim have been duly authorized by any necessary corporate action, including, without limitation, any necessary director or shareholder approval. Pac Rim has full power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and thereunder.

         3.4 Binding Agreement. This Agreement is a legal, valid and binding obligation of Pac Rim, enforceable against Pac Rim in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                                   ARTICLE 4

                  CONDITIONS OF EACH PARTY'S OBLIGATION

         The respective obligations of each party hereto to effect the surrender of the Warrants provided hereunder shall be subject to the fulfillment at or prior to the Closing Date of the conditions set forth in
Article 8 of the Merger Agreement. In addition, each of the respective representations and warranties of the Warrant Holders and Pac Rim contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date.


                                   ARTICLE 5

                                  TERMINATION

        5.1 Termination. This Agreement shall be terminated in the event that the Merger Agreement is terminated as provided in Sections 9.1, 9.2, 9.3 or 9.4 of the Merger Agreement.

        5.2 Effect of Termination and Abandonment. In the event of termination of this Agreement pursuant to this Article 5, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this
Section 5.2 and Sections 6.4 through 6.8, 6.10 through 6.13, 6.15 and 6.16 hereof.


                                   ARTICLE 6

                                 MISCELLANEOUS

        6.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        6.2 Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Closing.

        6.3 Release. (a) As of the Closing Date, each of the Warrant Holders, on behalf of themselves and their respective affiliates, successors, assigns and heirs (each a "Releasing Party" and collectively, the "Releasing Parties"), hereby agrees to release, remise, discharge and hold harmless, absolutely and forever, Superior, SNTL Acquisition Corp., a Delaware corporation, Pac Rim as the "Surviving Corporation" after the Effective Time of the Merger, and each of their respective direct and indirect subsidiaries, and each of such parties' successors, directors, officers, employees, agents and all persons acting by, through, under or in concert with them, or any of them (collectively, the "Released Parties") of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, fixed or contingent, based on any circumstances or state of facts existing on or prior to the Closing Date, to the extent arising out of such Warrant Holder's status as an employee, director, officer, stockholder, agent, representative or creditor of Pac Rim or its subsidiaries, other than (i) as provided in the provisions with respect to indemnification and elimination of liability, the Restated Certificate of Incorporation and Bylaws of Pac Rim and all amendments thereto and the Articles of Incorporation or Bylaws of The Pacific Rim Assurance Company, a California corporation, and all amendments thereto, or (ii) arising from or related to this Agreement, the Merger Agreement or the transactions contemplated by the Merger Agreement which the Releasing Party has or may hereafter have against the Released Parties, including rights to indemnification as provided in Section 7.10 of the Merger Agreement.

         (b) If a Warrant Holder is a resident of California, the Warrant Holder is, notwithstanding that this Agreement is governed by Delaware law, waiving certain rights with respect to unknown or undiscovered claims. In connection therewith each Warrant Holder expressly waives the benefit of California Civil Code section 1542, which reads:

                 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         The parties acknowledge that the foregoing waiver was separately bargained for and expressly consent that this release shall be given full force and effect in accordance with its express terms and provisions.

         6.4 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                 (i)      if to Pac Rim, to

                          Pac Rim Holding Corporation
                          6200 Canoga Avenue
                          Woodland Hills, California 91367
                          Attention: Stanley Braun

                          Telecopy No.: 818-595-0099
                 with a copy to

                          Michael L. Rosenfield, Esq.
                          Barger & Wolen LLP
                          515 South Flower Street
                          34th Floor
                          Los Angeles, California 90071

                          Telecopy No. 213-614-7399

         (ii)    if to Harwood, to

                          Dennis W. Harwood, Esq.
                          c/o Barger & Wolen
                          19800 MacArthur Boulevard
                          8th Floor
                          Irvine, California 92715

                          Telecopy No.: 714-752-6313

         (iii)   if to The Busch Trust, to

                          Timothy R. Busch, Esq.
                          c/o The Busch Firm
                          2532 Dupont Drive
                          Irvine, California 92715

                          Telecopy No.: 714-474-7732

         (iv)    if to Strunk, to

                          Carl A. Strunk
                          c/o Fidelity National Title Insurance
                          17911 Von Karman
                          Irvine, California 92714

                          Telecopy No.: 714-622-4153

         (v)     if to Anderson, to

                          Robert M. Anderson
                          c/o Anderson & Anderson
                          2495 Campus Drive
                          Irvine, California 92715-1583

                          Telecopy No.: 714-752-7587

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         6.5 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         6.6 Entire Agreement. This Agreement contains the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior and collateral agreements, understandings, statements and negotiations of the parties. Each party acknowledges that no representations, inducements, promises, or agreements, oral or written, with reference to the subject matter hereof have been made other than as expressly set forth herein.

         6.7 Amendment. This Agreement may be supplemented, amended or modified only by the mutual agreement of the parties hereto. No supplement, amendment or modification of this Agreement shall be binding unless it is in writing and signed by all the parties hereto.

         6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

         6.9 Counterparts. This Agreements may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

         6.10 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         6.11 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         6.12 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitations, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         6.13 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         6.14 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any California Court (as provided in Section 6.15 hereof), this being in addition to any other remedy to which they may be entitled at law or in equity.

         6.15 Legal Action. In the event of any litigation between or among the parties hereto respecting or arising out of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and costs, whether or not such litigation proceeds to final judgment or determination.

         6.16 Venue. Any action concerning a dispute arising out of or concerning this Agreement, regarding the interpretation of this Agreement, or regarding the relationships among the parties created pursuant to this Agreement shall be filed only in the United States District Court for the Central District of California or in the Superior Court of the State of California for the County of Los Angeles.

         IN WITNESS WHEREOF, the parties have caused this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.


PAC RIM:                  PAC RIM HOLDING CORPORATION

                          By:       /s/  STANLEY BRAUN
                                  ----------------------------------
                                  Name:  STANLEY BRAUN
                                  Title:

WARRANT HOLDERS:

/s/  DENNIS W. HARWOOD                     /s/  TIMOTHY R. BUSCH
--------------------------                 ----------------------------------
DENNIS W. HARWOOD                          TIMOTHY R. BUSCH, in his capacity
                                           as Trustee of The Busch Family
                                           Trust


/s/  CARL A. STRUNK                        /s/  ROBERT M. ANDERSON
--------------------------                 ----------------------------------
CARL A. STRUNK                             ROBERT M. ANDERSON

                              EXHIBIT H TO ANNEX C

                                VOTING AGREEMENT

         This VOTING AGREEMENT (this "Agreement") is entered into as of September 17, 1996 (the "Effective Date") by and among Superior National Insurance Group, Inc., a California corporation ("Superior"), and the holders listed on the signature pages hereof (each, a "Security Holder" and collectively, the "Security Holders") of (1) shares of common stock, par value $.01 per share (the "Pac Rim Shares"), and (2) Series A Convertible Debentures (the "Pac Rim Debentures") of Pac Rim Holding Corporation, a Delaware corporation ("Pac Rim").

         WHEREAS, in order to induce Superior to enter into an Agreement and Plan of Merger with Pac Rim dated as of the Effective Date (the "Merger Agreement"), Superior has requested that each of the Security Holders, and each of the Security Holders has agreed to, enter into this Agreement.

         Capitalized terms used but not defined herein have the respective meanings set forth in the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                           VOTING AND OTHER COVENANTS

         1.1 Agreement to Vote. (a) Except as set forth in Section 1.1(b) below, each of the Security Holders hereby agrees that during the time that this Agreement is in effect, at any meeting of the stockholders of Pac Rim, however called, and in any action by written consent of the stockholders of Pac Rim, and at any other relevant time, such Security Holder shall:

                 (i) vote any Pac Rim Shares or Pac Rim Debentures presently owned by such Security Holder and any additional Pac Rim Shares acquired by such Security Holder (whether by purchase or otherwise) after the Effective Date (collectively, the "Security Holder Shares") in favor of the Merger, the Merger Agreement, as amended from time to time, and the transactions contemplated by the Merger Agreement;

                 (ii) vote any Security Holder Shares against any Acquisition Proposal (as defined in the Merger Agreement) and any other action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of Pac Rim under the Merger Agreement (including the Exhibits thereto) or which is reasonably likely to result in any conditions to Pac Rim's obligations under the Merger Agreement not being fulfilled; and

                 (iii) Each Security Holder shall, during the time this Agreement is in force, conduct him, herself or itself, as the case may be, in accordance with Section 7.1 of the Merger Agreement as if a party thereto and bound thereby.

         (b) The obligations of each of the Security Holders to vote its respective Security Holder Shares in accordance with Section 1.1(a) of this Agreement shall terminate if Pac Rim's Board of Directors, to the extent, and only to the extent, permitted by Section 7.1 of the Merger Agreement, recommends an Acquisition Proposal to its stockholders.

         1.2     Competing Transaction.  In the event under the terms of
Section 10.3 of the Merger Agreement a Breakup Fee (as defined therein) becomes payable to Superior, whether or not such Breakup Fee has been paid, upon consummation of the transaction contemplated by the Acquisition Proposal, each Security Holder, with the exception of Allstate Insurance Company, an Illinois insurance company, agrees to pay to Superior, in cash, an amount equal to the amount by which (x) the aggregate consideration for the Pac Rim Debentures and the Series 1, 2 and 3 Detachable Warrants of Pac Rim (the "Pac Rim Warrants") (which, if other than in cash, shall be based on the fair market value thereof) paid to or received by such Security Holder in respect of the Competing Transaction exceeds (y) the aggregate consideration for the Pac Rim Debentures and Pac Rim Warrants payable to such Security Holder under that certain Series A Convertible Debenture and Series 1, 2 and 3 Detachable Warrant Purchase Agreement of even date herewith. Such payment shall be made by wire transfer of immediately available funds within two (2) business days of such Security Holder's receipt of such consideration to a bank account designated by Superior.

                                   ARTICLE 2.
          REPRESENTATIONS AND WARRANTIES OF EACH SECURITY HOLDER

         Each of the Security Holders represents and warrants, severally and not jointly, to Superior that:

         2.1 Authority Relative to this Agreement. Such Security Holder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If the Security Holder is a corporate or trust entity, the execution and delivery of this Agreement by the Security Holder and the consummation by the Security Holder of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors or other governing body of such Security Holder, and no other corporate or other proceedings on the part of such Security Holder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Security Holder and constitutes a legal, valid and binding obligation of such Security Holder, enforceable against such Security Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         2.2 No Conflicts. (a) The execution and delivery of this Agreement by such Security Holder do not, and the performance of this Agreement by such Security Holder will not, (i) where such Security Holder is a corporate, partnership or trust entity, conflict with or violate the organizational documents of such Security Holder, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Security Holder or by which such Security Holder Shares are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Security Holder Shares pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Security Holder is a party or by which such Security Holder or such Security Holder Shares are bound or affected, except, in the case of clauses (i), (ii) and (iii) of this Section 2.2(a), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Security Holder of its obligations under this Agreement.

         (b) The execution and delivery of this Agreement by such Security Holder do not, and the performance of this Agreement by such Security Holder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Security Holder of its obligations under the Agreement.

         2.3 Title to the Shares. As of the date hereof, such Security Holder is the record and, except for any Security Holder which is identified as a trust in Exhibit A hereto (collectively, the "Trust Security Holders"), beneficial owner of such Security Holder Shares listed opposite the name of such Security Holder on Exhibit A hereto. Such Security Holder Shares set forth opposite the name of such Security Holder on Exhibit A hereto are the only Security Holder Shares owned by such Security Holder. The Security Holder Shares of such Security Holder are, or, if acquired after the date hereof, will be, owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Security Holder's voting rights, charges and other encumbrances of any nature whatsoever, except that the Security Holder Shares held by Trust Security Holders are held subject to the applicable trust documents, which will not prevent or delay the performance by such Security Holder of its obligations under this Agreement. Such Security Holder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Security Holder Shares.

                                   ARTICLE 3.

                       COVENANTS OF EACH SECURITY HOLDER

         Each of the Security Holders hereby covenants and agrees that:

         3.1 No Sales of or Encumbrances on Security Holder Shares. Except pursuant to the terms of this Agreement or the Merger Agreement, for so long as such Security Holder is obligated to vote such Security Holder's Security Holder Shares in accordance with Section 1.1(a) hereof, each Security Holder shall not directly or indirectly sell, encumber, suffer a lien to exist upon, convey or transfer or record beneficial ownership of any such Security Holder Shares by any means whatsoever to any other person, except with the consent of Superior; provided, however, that Trust Security Holders may transfer ownership of Security Holder Shares as required by applicable governing instruments if the transferee of any Security Holder Shares shall, prior to such transfer, execute a counterpart to this Agreement and shall have agreed to be bound by the terms of this Agreement, including, but not limited to, the obligation to vote the Security Holder Shares in accordance with Section 1.1(a) hereof. Subject to the foregoing, the Security Holders shall not (without limitation), directly or indirectly (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the Security Holder Shares or
(ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any Security Holder Shares during the term of this Agreement.

                                   ARTICLE 4.

                                 MISCELLANEOUS

         4.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         4.2 Further Assurances. Each of the Security Holders will execute and deliver or cause to be executed and delivered all further documents and instruments and use its best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

         4.3 Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement, to obtain all necessary waivers, consents and approvals and effect all necessary registrations and filings, and submission of information requested by governmental authorities, and to rectify any event or circumstances which could impede consummation of the transactions contemplated hereby.

         4.4 Specific Performance. The parties hereto agree that Superior would be irreparably damaged if for any reason the Security Holders failed to perform any of their obligations under this Agreement, and that Superior would not have an adequate remedy at law for money damages in such event. Accordingly, Superior shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Security Holders. This provision is without prejudice to any other rights that Superior may have against the Security Holders for any failure to perform their obligations under this Agreement.

         4.5 Action in Security Holder Capacity Only. Each of the Security Holders makes no agreement or understanding herein as director or officer of Pac Rim. Each of the Security Holders signs solely in his, her or its capacity, as the case may be, as a recordholder and, except for the Trust Security Holders, beneficial owner of the Security Holder Shares of such Security Holder, and nothing herein shall limit or affect any action taken in his, her or its capacity, as the case may be, as an officer or director of Pac Rim.

         4.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

         4.7 Amendments; Termination. (a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by Superior and any Security Holders adversely affected thereby.

         (b) This Agreement shall terminate on the earlier to occur of (i) the date of the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time of the Merger, or (iii) December 31, 1997, unless the parties to this Agreement have been notified that the Termination Date (as defined in the Merger Agreement) has been extended in accordance with the terms thereof. Notwithstanding the foregoing, the Security Holders' obligation under Section 1.2 hereof shall survive the termination of this Agreement.

         4.8 Successors and Assigns; Third Party Beneficiary. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Superior and the transferring Security Holder, provided that Trust Security Holders may assign, delegate or otherwise transfer such rights or obligations in connection with any transfer pursuant to Section 3.1 hereof as required under applicable governing instruments, provided that the assignee, delegatee, or transferee shall be required to execute a counterpart to this Agreement, and shall agree to be bound by the terms of this Agreement, including, but not limited to, the obligation to vote the Security Holder Shares in accordance with Section 1.1(a).

         4.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflict of law.

         4.10 Venue. Any action concerning a dispute arising out of or concerning this Agreement, regarding the interpretation of this Agreement, or regarding the relationships among the parties created pursuant to this Agreement shall be filed only in the United States District Court for the Central District of California or in the Superior Court of the State of California for the County of Los Angeles.

         4.11 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         4.12 Entire Agreement. This Agreement constitutes the entire agreement between Superior and each Security Holder with respect to the subject matter hereto.

         4.13 Severability. If any term, condition or provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible; provided, however, that any such determination will not relieve any of the parties hereto of liability for breach of any warranty or representation set forth herein.

         4.14 Legal Action. In the event of any litigation between or among the parties hereto respecting or arising out of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and costs, whether or not such litigation proceeds to final judgment or determination.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SUPERIOR NATIONAL INSURANCE GROUP, INC.


By:      /s/  J. CHRIS SEAMAN
         ------------------------------------------
         Name:  J. CHRIS SEAMAN
         Title: Executing Vice President
         Address for Notice:      Superior National Insurance
                                   Group, Inc.
                                  26601 Agoura Road
                                  Calabasas, California 91302
                                  Attention: William L. Gentz

ALLSTATE INSURANCE COMPANY

By:      /s/  DOUG R. WENDT
         ------------------------------------------
         Name:  DOUG R. WENDT
         Title: Vice President

By:      /s/  LOREN HALL
         ------------------------------------------
         Name:  LOREN HALL
         Title: Assistant Vice President
         Address for Notice:      Allstate Insurance Company
                                  2775 Sanders Road, Suite A3
                                  Northbrook, Illinois 60062-6127
                                  Attention:  Caryn E. Hank, Strategic
                                              Development Manager

                                  with a copy to

                                  Allstate Insurance Company
                                  Investment law Department
                                  3075 Sanders Road, Suite G5A
                                  Northbrook, Illinois 60062-7127
                                  Attention:   Elizabeth J. Lapham, Esq.


DITO-DEVCAR CORPORATION,                   DITO CAREE LIMITED PARTNERSHIP,
a Nevada corporation                       a Nevada limited partnership
                                           By:     GAMEBUSTERS, INC.
                                                   a Nevada corporation
                                           Its:    General Partner

By:      /s/  DAVID B. HEHN                By:     /s/  DAVID B. HEHN
         -------------------------                 --------------------------
         Name:   DAVID B. HEHN             Name:   DAVID B. HEHN
         Title:  President                 Title:  President

PRAC LIMITED PARTNERSHIP,
a Nevada limited partnership
By:      Somme, Inc.
         a Nevada corporation
Its:     General Partner



By:      /s/  DAVID B. HEHN
         ----------------------------------
         Name:   DAVID B. HEHN
         Title:  President


                                           /s/  RICHARD H. PICKUP
                                           ----------------------------------
                                           RICHARD H. PICKUP, in his capacity as
                                           Trustee of: Pickup Family Trust,
                                           TMP Charitable Unitrust, and
                                           DRP Charitable Unitrust

Address for Notices for:          Dito-Devcar Corporation,
                                  Dito Caree Limited Partnership
                                  Prac Limited Partnership

                                  3753 Howard Hughes Parkway, Suite 200
                                  Las Vegas, Nevada 89109

Address for Notices for:          Pickup Family Trust
                                  TMP Charitable Unitrust
                                  DRP Charitable Unitrust

                                  c/o Wedbush Morgan Securities
                                  610 Newport Center Drive, Suite 1300
                                  Newport Beach, California 92660
                                  Attention:  Mr. Richard H. Pickup

                                   EXHIBIT A


    SECURITY HOLDER              SECURITY HOLDER SHARES             AMOUNT
    ---------------              ----------------------             ------
    Dito-Devcar Corporation           Pac Rim Shares               1,421,550

    Dito Caree Limited
       Partnership                    Pac Rim Shares                 896,000

    Pickup Family Trust               Pac Rim Shares                  92,000

    TMP Charitable Unitrust           Pac Rim Shares                  29,000
       Richard H. Pickup Trustee

    DRP Charitable Unitrust           Pac Rim Shares                  30,000
       Richard H. Pickup Trustee

    Prac Limited Partnership          Pac Rim Debentures         $18,000,000

    Allstate Insurance Company        Pac Rim Debentures          $2,000,000

                              EXHIBIT K TO ANNEX C

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT, executed this 15th day of April, 1994, but except as specified herein, effective as of the Effective Date, is entered into by and between PAC RIM HOLDING CORPORATION, a Delaware corporation (the "Corporation"), THE PACIFIC RIM ASSURANCE COMPANY, a California corporation ("Employer"), and STANLEY BRAUN, an individual ("Employee").

         1.0     RECITALS

                 1.1 Employer, Corporation, and Employee have previously entered into that certain Employment Agreement dated as of January 1, 1991, that Amendment No. 1 to the Employment Agreement, such Amendment effective January 1, 1992, and an Amendment to Employment Agreement and Consulting Agreement dated as of January 1, 1993 (the "Prior Agreements").

                 1.2 As of the Effective Date, the Prior Agreements constituted the entire understanding concerning Employee's employment with Employer.

                 1.3 Employer, Corporation, and Employee desire to enter into this Employment Agreement upon the terms and conditions set forth herein, and to supersede the Prior Agreements upon the effectiveness hereof.

                 1.4 Employer and Employee also desire to maintain Employer's confidential and proprietary trade secrets by entering into the Confidentiality Agreement contemporaneously herewith.

         NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the parties hereto agree as follows:

         2.0     DEFINITIONS

                 2.1      Agreement:  "Agreement" shall mean this Employment
Agreement.

                 2.2 Business of Employer: "Business of Employer" shall mean the business of worker's compensation insurance and such other business or businesses substantially similar to the business of worker's compensation insurance as the Employer may, in the future, engage in. For purposes of this definition, the parties agree that because of the possibility that the nature of worker's compensation insurance may be altered or included within other types of insurance coverages, any system, type of insurance or coverage under which the Employer provides its employees with the costs of medical care and other specified benefits for work related injuries and illnesses without regard to whether said system, type of insurance or coverage is called worker's compensation insurance, shall be deemed to be a "Business of Employer" for purposes of this Agreement. Without limiting the generality of the foregoing, each of the businesses of health maintenance organizations, health care management, worker's compensation and reinsurance and worker's compensation reinsurance brokerage shall be deemed to be a "Business of Employer."

                 2.3 Confidential Information: "Confidential Information" shall mean Employer's trade secrets as defined in the Confidentiality Agreement.

                 2.4 Confidentiality Agreement: "Confidentiality Agreement" shall mean that certain Confidentiality and Non-Disclosure Agreement by and between the Employer, Corporation, and Employee entered into concurrently herewith.

                 2.5 Corporation: "Corporation" shall mean Pac Rim Holding Corporation, a Delaware corporation.

                 2.6 Covenant Territory: "Covenant Territory" shall mean every city or county in the State of California, provided that the Employer conducts its business in such city or county as the case may be.

                 2.7 Covenant Term: "Covenant Term" shall mean a period beginning on the Effective Date and ending when Employee is no longer receiving Base Salary under Section 7.1.

                 2.8 Definitive Agreement: "Definitive Agreement" shall mean the Agreement To Purchase Series A Convertible Debentures and Series 1, 2 and 3 Detachable Warrants entered into by and between the Corporation and PRAC Limited Partnership, a Nevada limited Partnership, dated April __, 1994.

                 2.9 Disability: "Disability" shall mean a determination by the Board of Directors of Employer that, due to physical or mental illness, Employee is unable to perform his customary duties hereunder for a period in excess of (i) ninety (90) consecutive days, or (ii) one hundred twenty (120) days in any consecutive twelve (12) month period.

                 2.10 Discharge for Cause: "Discharge for Cause" shall mean: (a) a violation or termination of employment for proven embezzlement, intoxication or illegal drug use which materially interferes with job performance, absenteeism in excess of two (2) times normal corporate policy, wrongful disclosure of the Employer's Confidential Information (including but not limited to violation of the Confidentiality Agreement), gross insubordination, conviction of a felony adversely affecting the ability of the Employee to carry on his normal duties, breach of Sections 4.4 and/or 4.5 hereof, receipt of any rebate, kickback or other remuneration of consideration from any party that conducts business with Employer, or other material breach of this Agreement, or (b) failure to perform competently, in the Board's sole discretion, the customary duties of those positions specified in Section 2.18(b) for businesses similar to the Business of Employer.

                 2.11 Effective Date: "Effective Date" shall mean the date final funding occurs pursuant to the terms of the Definitive Agreement. If funding pursuant to the Definitive Agreement does not occur by September 1, 1994, this Agreement will not take effect and the Prior Agreements and each party's rights and remedies thereunder shall be controlling for all purposes.

                 2.12 Employee: "Employee" shall mean STANLEY BRAUN, an individual.

                 2.13 Employer: "Employer" shall mean THE PACIFIC RIM ASSURANCE COMPANY, a California corporation.

                 2.14 Employment Agreement: "Employment Agreement" shall mean that certain Employment Agreement dated January 1, 1991, including all amendments thereto, by and among the Employer, Corporation, and Employee.

                 2.15 Option: "Option" shall mean the stock options granted under the terms of the Option Agreement dated concurrently herewith, a copy of which is attached hereto as EXHIBIT B.

                 2.16 Prior Agreements: "Prior Agreements" shall mean that certain Employment Agreement dated as of January 1, 1991, that Amendment No. 1 to the Employment Agreement, such Amendment effective January 1, 1992, and an Amendment to Employment Agreement and Consulting Agreement dated as of January 1, 1993.

                 2.17 Stock Pledge Agreement: "Stock Pledge Agreement" shall mean that certain Stock Pledge Agreement dated February 25, 1992, as amended on January 1, 1994 and April __, 1994, by and between the Employee and the Corporation.

                 2.18 Termination Without Cause: "Termination Without Cause" shall mean any of the following:

                          (a)     termination of Employee's services during the
term of this Agreement for reasons other than Discharge for Cause;

                          (b)     a material change in the duties of the
Employee beyond those duties that he is currently performing as President and Chief Executive Officer of

Employer. However, if Employee serves as Employer's or Corporation's Chairman, Vice-Chairman, CEO, or President, with responsibilities commensurate with those of senior management, Employee's duties shall be deemed not to have changed materially.

                          (c)     repeated gross harassment, malicious
ridicule, or malicious statements that repudiate the integrity or professional standing of the Employee in a manner that materially impairs Employee's performance of Employee's duties hereunder. In the case of any of the foregoing, Employee shall provide Employer with written notice of the foregoing items to provide Employer with an opportunity to investigate and rectify same. Employer shall have thirty (30) days to cure such items, and no "Termination Without Cause" shall occur until the expiration of such period without action by Employer.

                 Termination initiated by the Employee by reason of Paragraphs
(b) or (c) shall constitute "Termination Without Cause."

         3.0     EMPLOYMENT

                 The Employer hereby employs the Employee as of the Effective Date, and the Employee hereby accepts employment with Employer, upon the terms and conditions contained in this Agreement.

         4.0     CAPACITIES AND DUTIES

                 4.1 Employee is hereby employed in the capacity of Chief Executive Officer and President of Employer and Corporation, rendering such services and having such managerial and, subject to Section 2.18(b), other duties and responsibilities usual to executive management as may be assigned to Employee from time to time by the Board of Directors of the Employer.

                 4.2 The Employee shall render these services as determined by the Employer at 6200 Canoga Avenue, Woodland Hills, California 91367 or at such other home office for senior executives as Employer may designate from time to time.

                 4.3 Corporation may also cause Employee to be elected to Employer's and/or Corporation's Board of Directors, and/or be appointed as Chairman or Vice-Chairman of either board, but same shall not entitle Employee to any additional compensation hereunder.

                 4.4 Employee agrees to devote his best efforts and exclusive time to rendering services to Employer and Corporation. The Employee is specifically restricted from being employed by any other employer while under the employ of the Employer and/or

Corporation pursuant to the terms and conditions of this Agreement without prior written approval of the Board of Directors of the Corporation and Employer.

                 4.5 If Employee engages in other work activities in breach of the exclusivity provisions of this Section, for compensation or other consideration, or receives ancillary compensation for activities associated with his employment with Employer or Corporation from sources unrelated to the Employer or Corporation, it shall be grounds for immediate Discharge for Cause and abatement of all accrued and unpaid bonuses, commissions, deferred compensation, stock option rights and other benefits.

         5.0     INTERIM COVENANTS

                 5.1 Until the Effective Date, as an inducement for Corporation's and Employer's entry into this Agreement, Employee agrees that the Prior Agreements shall remain in full force and effect pursuant to the terms thereof; provided however, that (i) Employee covenants that Employee shall be entitled to no loans in excess of FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000) and (ii) each party agrees to take no action against the other respecting any disputes concerning the loans. Said loans shall be frozen at $450,000, but all other terms and provisions of the Prior Agreements shall continue to apply. If this Agreement does not become operative (due to lack of funding under the Definitive Agreement by September 1, 1994 or otherwise), the Prior Agreements shall continue in full force and effect, Employee's covenant freezing loans to Employee as provided above shall cease, and neither party shall have any obligations to the other pursuant to this Agreement. As collateral for the loans, on the Effective Date the Employee shall initially pledge two hundred thousand (200,000) shares of common stock of the Corporation pursuant to the Stock Pledge Agreement, as amended. For purposes of this Agreement and the Stock Pledge Agreement Employee shall, on a yearly basis, increase the number of shares if, based upon the current market price of such shares, same is required to collateralize one hundred percent (100%) of Employee's loan balance.

                 5.2 On the Effective Date, the Prior Agreements shall be superseded by this Agreement and have no further force or effect.

         6.0     TERM

                 6.1 Subject to the rights of parties to prior termination and Employer's right to extend Employee's employment under the terms hereof, the term of this Agreement shall be three (3) years, commencing on the Effective Date.

                 6.2 This Agreement shall terminate upon the following events:

                          (a)     Employee's death;

                          (b)     Employee's Disability; or

                          (c)     At either Employer's or Corporation's option
and in either of their discretion, upon Employee's breach of any of Employee's covenants or obligations hereunder, other than those which would constitute a Discharge for Cause. In order to terminate this Agreement pursuant to this Subparagraph (c), either Employer or Corporation shall give Employee thirty
(30) days written notice of termination specifying the ground therefor. Employee's termination will take effect upon expiration of said thirty (30) day period, unless Employee fully cures the breach specified in such notice during the thirty (30) day period following either Employer's or Corporation's giving of such notice to Employee.

                 6.3 Upon the expiration of this Agreement for any reason, this Agreement may be extended at Employer's option for up to four (4) additional one (1) year periods. If Employer so specifies, Employee shall continue to serve in one of the capacities described in Section 2.18(b) hereof during any extension period. In such case, Employee shall continue to be entitled to all benefits under this Agreement, including but not limited to all benefits and stock options. Any extensions (whether or not Employer specifies that Employee shall continue to serve in one of the capacities described in
Section 2.18(b) hereof) shall occur separately on each anniversary date following the original expiration date by Employer's provision of written notice to Employee, at least thirty (30) days prior to the expiration date, of Employer's intent to extend this Agreement for one (1) year. If Employee is terminated, and as a result of such termination is entitled to severance pay under Section 7.6 hereof, any extension under this Section 6.3 shall take effect at the end of the period for which Employee is entitled to severance pay, and the required notice hereunder shall occur at least thirty (30) days prior to the expiration of such period. Employer and Employee acknowledge that one of the purposes of Employer's extension option is to give Employer the benefit of Employee's skills, advice, and experience, even if, during the period of any extension options, Employee is not serving in a full time capacity, or not serving in one of the capacities described in Section 2.18(b) hereof. If Employee terminates employment for any reason, and Employer exercises the option granted herein but specifies that Employee's duties shall no longer involve serving Employer in one of the capacities described in
Section 2.18(b) hereof, Employer's sole obligation to Employee shall be to pay Employee the Base Salary provided in Section 7.1, in accordance with Employer's normal payroll practices, and to provide Employee with medical benefits. If Employer exercises its option to extend and specifies that Employee's duties shall no longer include serving Employer in one of the capacities described in
Section 2.18(b) hereof, Employee will remain reasonably available for consultation to Employer, and agrees to protect Employer's trade secrets in accordance with the provisions of the Confidentiality Agreement. In such circumstances, Employee shall be entitled to engage in activities that would otherwise breach Section 4.4 hereof so long as such activities do not violate the provisions of Section 11.0 hereof. For purpose hereof, Employee shall not be obligated to render more than fifty (50) hours of service to Employer each month, nor more than six hundred (600) hours of services in the aggregate per year. Further, if Employer exercises its rights to extend following a Discharge With or Without Cause or if there is no Discharge With or Without Cause but Employer specifies that Employee's duties shall no longer include serving Employer in one of the capacities described in
Section 2.18(b) hereof, Employee shall not be deemed to be "employed" by Employer during the period of any employment extensions solely for purposes of determining Employee's rights under any stock options. Notwithstanding the foregoing, if Employee is Discharged for Cause under Section 2.10(b), or Discharge Without Cause, Employee shall have one (1) year beyond the effective date of such discharges to exercise all options and such options shall continue to vest in accordance with their terms until such one (1) year period expires.

         6.4 Employee may terminate this Agreement prior to the expiration of its term only if Employer and/or Corporation breaches any of its material covenants or obligations hereunder. In such circumstances, Employee shall provide Employer and/or Corporation with written notice, specifying Employer's and/or Corporation's alleged breach, at least thirty (30) days prior to Employee's termination. Said termination will take effect only if Employer and/or Corporation fails to cure or correct the breach specified in the Employee's written termination notice within thirty (30) days of Employer's and/or Corporation's receipt thereof. Even in the case of a breach by Employer, Employer may exercise the extension options provided in Section 6.3; provided however, that any such extension will be treated as if Employer has specified that Employee's duties shall no longer include serving Employer in one of the capacities described in Section 2.18(b) hereof. Further, if Employee terminates this Agreement under circumstances constituting a "Termination Without Cause" that entitles Employee to severance pay under
Section 7.6 hereof, Employer's extension option under Section 6.3 shall take effect only after the expiration of the period for which Employee is entitled to severance pay under Section 7.6, with Employer's notice of any extension to be provided to Employee at least thirty (30) days prior to the expiration of the period for which Employee is entitled to severance benefits.

         6.5 Employer or Corporation may unilaterally terminate this Agreement in the following circumstances:

                 (a) Upon a Discharge for Cause, which shall take effect immediately upon either Employer's or Corporation's written notification to Employee, outlining the reasons for cause. For Discharges for Cause under
Section 2.10(a), Employee shall not be entitled to any further benefits under this Agreement. In such circumstances, Employee shall be entitled to retain and exercise all vested unexercised stock options, but any unvested unexercised stock options granted to Employee shall immediately and automatically terminate. For Discharges for Cause under Section 2.10(b), Employee may exercise options in accordance with the last sentence of Section 6.3.

                 (b) In Employer's or Corporation's sole discretion in the absence of a Discharge for Cause. In such circumstances, Employee shall be entitled to the severance pay set forth in Subsection 7.6.

         7.0     BASE COMPENSATION AND NORMAL BENEFITS

                 For the service of Employee, the Employer agrees to pay to Employee compensation as follows:

                 7.1 Base Salary: Annual base compensation of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00), paid according to the general payroll practices of Employer as same exists from time to time.

                 7.2      Annual Bonus:

                          (a)     In addition to other compensation payable
hereunder, Employer's Board of Directors may, in its sole and absolute discretion, grant Employee an annual bonus for each calendar year (or portion thereof in the case of a period of less than twelve (12) months) during the term hereof. If granted, any bonus shall be paid by Employer to employee promptly after the first meeting of the Employer's Board of Directors following the previous calendar year, but in no case later than April 30th of each year.

                          (b)     In addition to the bonus delineated in
Paragraph (a), if there is a pool of bonuses for all senior executives of the Employer or Corporation, the Employee shall be included in said pool. The amount of the bonus from said pool payable to the Employee, if any, shall be determined in the sole discretion of the Board of Directors. However, if the Board of Directors authorizes payments out of the pool to other senior executives who have been employed for at least a full year by Employer, Employee shall receive an amount from the bonus pool that is at least equal to the lowest bonus paid to other senior executives out of the pool.

                 7.3 Reasonable Expenses: The Employer shall pay or reimburse the Employee for any reasonable expenses incurred by the Employee in the business of the Employer for the promotion of its business, on the basis consistent with policies and guidelines approved by the Board of Directors of the Employer and in effect from time to time; provided, however, that in any event the following expenses shall be borne by the Employer.

                          (a)     The Employer will pay or will reimburse the
Employee for an automobile used primarily in business travel by Employee on behalf of the Employer, and shall pay for the reasonable cost of a driver for all of Employee's business-related use of the automobile.

                          (b)     The Employer will pay or will reimburse the
Employee for the cost of insurance, maintenance, repairs, and operating expenses reasonably and actually incurred on behalf of the Employer in connection with said automobile and for the business-related car phone usage in the same; provided, however, that the Employee shall pay to the Employer (by withholding or otherwise) the sum of ONE HUNDRED DOLLARS ($100.00) per month to reimburse the Employer for the Employee's personal use of said automobile.

                          (c)     The Employer will pay or will reimburse the
Employee for monthly or other periodic (non-initiation) fees and dues for the Employee's membership in and other business-related charges reasonably and actually incurred by the Employee for business promotion and entertainment at the Calabasas Country and Golf Club and the Palm Valley Country Club.

                          (d)     The Employer will pay or will reimburse the
Employee for the actual cost of his personal income tax preparation; up to a maximum of TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00) per annum.

                          (e)     The Employer will pay to the Employee as
additional compensation, annually, during the term of this Agreement, an amount equal to one hundred forty percent (140%) of the amount of accrued interest with respect to loans pursuant to Section 9.0.

                 7.4 Additional Benefits: The Employee shall have the right to participate in any medical, vision, dental, life (including accidental death and dismemberment) and long-term disability group insurance plans or similar employee benefit plans now in effect or hereinafter established or ratified by the Employer's Board of Directors for the benefit of managerial or salaried employees (but not including any stock option plan unless specifically permitted to participate in such plan by permission of the Employer's Board of Directors) for so long as such plan is maintained in effect for the benefit of such employees, with the Employee's participation or share therein being determined by the terms, provisions, and requirements of the respective plans as in effect from time to time; provided, however, that notwithstanding the foregoing provisions of this Section 7.0, the following provisions will apply:

                          (a)     The cost of Employee's coverage under the
group insurance plans and additional benefits mentioned in Subsection 7.4 above, as well as the coverage of the Employee's spouse and dependent minor children under the medical and dental group insurance plans, will be borne by the Employer.

                          (b)     To the extent that, because of a deductible
or co-insurance provision of the insurance policy, the group insurance plan referred to herein does not pay all medical and dental expenses of the Employee, the Employee's spouse or the Employee's dependent minor children, then the Employer shall pay any such deductible or co-insurance sum that is not covered upon verification or the lack of insurance payment of said expense, not to exceed TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) per year.

                          (c)     The Employer will purchase long-term
disability insurance providing the Employee with payments of NINETEEN THOUSAND DOLLARS ($19,000.00) per month until age sixty-five (65) provided the cost of such long-term disability insurance does not exceed TWELVE THOUSAND DOLLARS (12,000.00) per year; provided, however, that any amounts received by Employee under such policy shall be offset against any salary payable to the Employee hereunder and further provided in the event the costs of such long-term disability insurance exceeds TWELVE THOUSAND DOLLARS ($12,000.00) per year, at the Employee's option; (i) the Employer will purchase only that amount of long-term disability coverage premium for which is TWELVE THOUSAND DOLLARS ($12,000.00) per year; or (ii) the Employee will pay for the premium in excess of TWELVE THOUSAND DOLLARS ($12,000.00) per year.

                 7.5      Vacation:

                          (a)     Employee shall be entitled a vacation on an
annual basis for six (6) weeks; provided, however, that upon termination of employment hereunder, except as provided in Paragraph (c) below, Employee shall be in no event entitled to compensation for accrued vacation and time in excess of the number of days of vacation that the Employee accrued during his last twelve (12) months of employment with the Employer and which has not been used.

                          (b)     Employee and Employer acknowledge that
currently a dispute exists as to the amount of vacation that Employee has accrued prior to the Effective Date. To settle this dispute, Employee agrees that he is entitled to vacation that Employee has accrued since January 1, 1993, and which remains unused as of the Effective Date.

                          (c)     Notwithstanding the preceding, should the
Employee be Terminated Without Cause before the first anniversary date of the Effective Date, then the Employee shall be entitled to six (6) weeks of accrued vacation for 1993.

                 7.6 Severance: In the event the Employee is Terminated Without Cause during the first two (2) years of the initial three (3) year term, the Employer shall pay Employee compensation equal to one (1) year's Base Salary, plus medical benefits under Section 7.4. If Employee is Terminated Without Cause after the first two (2) years of the initial three (3) year term, Employee shall be entitled to continue to receive Base Salary and medical benefits until the expiration of the initial three (3) year term. All amounts paid

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under this Section 7.6 shall be paid in accordance with the Employer's usual payroll practices as they exist from time to time. During the period any severance benefits are being paid pursuant to this Section 7.6, Employee shall still be deemed to be employed by Employer for purposes of Section 11.0 hereof.

         8.0     STOCK OPTIONS

                 Employee shall be eligible for non-qualified stock options on the terms and conditions hereinafter stated:

                 8.1      Grant of Options:

                          (a)     Subject to the limitations set forth in
Section 8.3, on the Effective Date Corporation hereby grants Employee the right to purchase an aggregate of five hundred thousand (500,000) shares of Corporation's common voting stock. Said grant shall be evidenced by the Option Agreement in a form substantially identical to EXHIBIT B, attached hereto and made a part hereof.

                          (b)     The options shall be granted in two (2)
increments designated Option A and Option B. Each of such options gives Employee the right to purchase two hundred fifty thousand (250,000) shares.

                 8.2 Option Price: The purchase price under each option are as follows:

                          (a)     For Option A, TWO AND 75/100 DOLLARS ($2.75)
per share, for an aggregate purchase price of SIX HUNDRED EIGHTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($687,500.00) if Option A is exercised in its entirety.

                          (b)     For Option B, FIVE AND 50/100 DOLLARS ($5.50)
per share, for an aggregate purchase price of ONE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($1,375,000) if Option B is exercised in its entirety.

                 8.3 Vesting and Exercise: Options A and B shall vest and become exercisable as follows:

                          (a)     Option A:

                                  (1)      Option A shall vest equally, without
any proration and on an annual basis, over the two (2) year period beginning on the first anniversary of the

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Effective Date.  Employee shall thus have the right to purchase one hundred twenty-five thousand (125,000) shares on the first anniversary of the Effective Date; and one hundred twenty-five thousand (125,000) shares exercisable on the second anniversary of the Effective Date.

                                  (2)      So long as Employee is employed
hereunder (but not including any extensions of this Agreement made at Employer's option pursuant to Section 6.3, unless Employer, in exercising such extension option, has specified that Employee shall continue to serve Employer in one of the capacities set forth in Section 2.18(b)), Employee may exercise the vested portion of Option A any time prior to the fourth anniversary following the Effective Date. Any options subject to Option A that are not exercised by the earlier of (i) the fourth anniversary following the Effective Date, or (ii) one (1) year following the Effective Date of Employee's termination, shall automatically lapse, regardless of whether Employee's employment is extended pursuant to Section 6.3.

                          (b)     Option B:

                                  (1)      Option B shall vest equally, without
any proration and on an annual basis, over the two (2) year period beginning on the third anniversary of the Effective Date. Employee shall thus have the right to purchase one hundred twenty-five thousand (125,000) shares on the third anniversary of the Effective Date and one hundred twenty-five thousand (125,000) shares exercisable on the fourth anniversary of the Effective Date.

                                  (2)      So long as Employee is employed
hereunder (but not including any extensions of this Agreement made at Employer's option pursuant to Section 6.3), unless Employer, is exercising such extension option, has specified that Employee shall continue to serve Employer in one of the capacities set forth in Section 2.18(b), Employee may exercise the vested portion of Option B any time prior to the fifth anniversary of the Effective Date. Any shares subject to Option B that are not exercised by the earlier of (i) the fifth anniversary of the Effective Date, or (ii) one (1) year following the effective date of Employee's termination, shall automatically lapse, regardless of whether Employee's employment is extended pursuant to Section 6.3.

                          (c)     Accelerated Vesting:  Notwithstanding the
preceding, in the event the Employee is Terminated Without Cause following a merger, sale, or change of more than fifty-one percent (51%) control (occurring as part of one transaction) of the Corporation, all granted and unvested options shall immediately vest and shall become immediately exercisable by Employee. For purposes of the preceding, Investor's (as that term is defined in the Definitive Agreement) conversion of the Corporation's debentures it owns into common stock of the Corporation or exercise of any Warrants required pursuant to the Definitive Agreement shall not be considered for purposes of determining if there has been a greater than fifty-one percent (51%) change in control.

                 8.4 Payment: The full consideration for any shares purchased by Employee pursuant to either Option A or B shall be paid in cash.

                 8.5      Employee's Breach:

                          (a)     Employee acknowledges that the purpose of
Corporation's grant of Option A and Option B to Employee is to provide Employee with incentives to carry out Employee's obligations to Employer and the Corporation under the terms hereof, and that Employee's failure to do so constitutes a material failure of consideration for Corporation's grant of Options A and B.
                          (b)     Therefore, notwithstanding any other
provisions hereof, the unvested portions of Options A and B shall automatically lapse and have no further force and effect for any of the following reasons:

                                  (1)      If Employee is Discharged for Cause
under Section 2.10(a);

                                  (2)      Employee's uncured breach of this
Agreement including the Covenant Not to Compete; or

                                  (3)      Employee's breach of the
Confidentiality Agreement.

                          (c)     If Employee is Discharged for Cause under
Section 2.10(b), Employee shall have those exercise rights set forth in the last sentence of Section 6.3.

                 8.6      Prior Stock Options:

                          (a)     The following options shall continue in force
in accordance with their terms and shall not be affected by the options granted herein:

                                  (1)      Incentive stock option for fifty
thousand (50,000) shares at TWO AND 50/100 DOLLARS ($2.50) per share; and

                                  (2)      Non-qualified stock option for fifty
thousand (50,000) shares at SEVEN AND 50/100 DOLLARS ($7.50) per share.

                          (b)      The prior option granting the Employee the
right to purchase four hundred seventy-five thousand shares (475,000) of the Corporation's common stock granted on October 4, 1991, is hereby amended to provide that said stock option will expire according to its terms upon the granting of Option A and Option B under Section 8.3.

         9.0     EMPLOYEE LOANS

                 9.1 Loan Amount: The Employee acknowledges that the Corporation has previously loaned the Employee the sum of FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000.00) (the "Loan").

                 9.2 Interest Rate: The Loan currently bears interest at the rate of ten percent (10%) per annum.

                 9.3 Stock Pledge Agreement: As collateral for the Loan, the Employee has entered into the Stock Pledge Agreement, as amended, with the Corporation by which the Employee has pledged approximately one hundred eighty thousand (180,000) shares of common stock of the Corporation as security for the Loan. On the Effective Date, Employee agrees to initially pledge a total of two hundred thousand (200,000) shares to the Corporation under the Stock Pledge, with the number of pledged shares subject to upward adjustment on an annual basis so that the value of the pledged shares equals one hundred percent (100%) of the outstanding Loan balance. For purposes hereof, all stock subject to the pledge shall be valued at the current market price thereof, and Employee agrees to provide additional stock as collateral upon Employer's request if the collateral for the Employee Loan is not equal to one hundred percent (100%) of Employee's outstanding Loan balance. The Employee further agrees that any shares purchased pursuant to the Option shall also be subject to the Stock Pledge Agreement. The Employee agrees to execute any amendment to the Stock Pledge Agreement and any ancillary documents and to take any action requested by the Corporation to comply with the provisions of this Subsection.

                 9.4 No Additional Loans: Subject to Section 5.1, Employee agrees that neither the Corporation nor Employer is under an obligation to advance any further loans to the Employee other than the existing Loan outstanding in the amount indicated in Subsection 9.1.

                 9.5 Modification: Upon the Effective Date, Corporation and Employee agree to modify the terms of the Loan to provide for interest of five percent (5%) per annum. The Loan shall be documented in a promissory note, which shall provide for payment in full of the Loan, with interest at prime plus one percent (1%), within six (6) months of Employee's termination during the original term hereof for any reason. In addition, the Employee agrees that if Employee is terminated for any reason stated in section 2.10(a) hereof, Corporation and Employer may offset any amounts due Employee either in the form of compensation or other payments due him form the Employer or the Corporation has payments against the note. Notwithstanding the preceding, there shall be no offset rights if the amount of collateral pledged per the Stock pledge Agreement equals or exceeds one hundred fifty percent (150%) of the loan outstanding.

         10.0    PROTECTION AGAINST DISCLOSURE OF CONFIDENTIAL INFORMATION

                 10.1 Access to Confidential Information: The Employee recognizes and acknowledges that he has had and has access to certain Confidential Information of the Corporation and Employer and that such information constitutes valuable, special, and unique property of the Corporation and Employer.

                 10.2 Confidentiality Agreement: Concurrent with the execution of this Agreement, the Employee will enter into that certain Confidentiality Agreement which sets forth the Agreement of the Corporation, Employer, and the Employee regarding Confidential Information.

                 10.3 Condition Precedent: Employee acknowledges that but for his entering into the Confidentiality Agreement, neither the Corporation nor the Employer would have entered into this Agreement.

                 10.4 Breach of Confidentiality Agreement: Employee, Corporation, and Employer agree that a breach under the Confidentiality Agreement shall constitute a breach of this Agreement and shall give rise to a Discharge for Cause.

                 10.5 Property of Employer: All records, forms, supplies, or reproduced copies, provided and furnished by the Corporation or the Employer to the Employee, or obtained by the Employee during the performance of his services under this Agreement, and/or the Prior Agreements shall remain the property of the Employer and shall be accounted for and returned by the Employee upon demand of Employer or the Corporation. Such records, forms, and supplies shall include, but not be limited to, such things as: documents; interoffice memos; records, any correspondence, regardless of the author; notebooks; client lists; or any such other supplies provided by the Employer or the Corporation. It is expressly understood that the Employee's license to the possession of said records, forms or supplies, or any copies thereof, are to fulfill his obligations to the Employer or the Corporation under this Agreement and/or the Prior Agreements, and he has no other right or proprietary interest in those documents.

         11.0    RESTRICTIVE COVENANT NOT TO COMPETE

                 11.1 Covenant: During the period of time any payments are being made by Employer, its successors, or assigns, including the corporation, under this agreement, Employee shall not engage in or participate in the Business of the Employer, directly or indirectly, as a partner, shareholder, officer, director, employee, consultant, independent contractor, agent or otherwise, within the Covenant Territory, other than by working for Employer, the Corporation or either of their successors or assigns.

                 11.2 Affiliation: The Employee agrees that during the Covenant Term, he will not, directly or indirectly, individually or together or through any affiliate or other firm, request, advise, solicit, entice, persuade, induce, approach or counsel or attempt to request, advise, solicit, entice, persuade, induce, approach, or counsel any employee, insurance broker, insurance agent, reinsurer, reinsurance broker, insured, client or customer of Employer to withdraw, curtail, cancel, terminate, alter or refrain from extending or renewing any contractual or other relationship of such employee, insurance broker, insurance agent, reinsurer, reinsurance broker, insured, client, or customer with the Employer or, where such a relationship with the Employer is one of an exclusive nature, to commence a similar or substantially similar relationship with the employee, or any of his affiliates, or any competitor of the Employer in the Covenant Territory. In addition, the Employee agrees that, if his employment is terminated during the Covenant Term, he will not, directly or indirectly, individually or together or through any affiliate or other firm, employ or attempt to employ any of the Employer's employees or induce or encourage any of the Employer's Employees to seek or take employment other than with Employer.

                 11.3 Failure to Comply: The Employee's failure to comply with the provisions of this Section 11.0 shall give the Employer the right (in addition to all other remedies the Employer may have) to terminate any benefits or compensation to which the Employee may be otherwise entitled, following termination of his employment hereunder. The Employee's obligations pursuant to this Section 11.0 shall be excused during such time that the Employee has performed his obligations under this Agreement and Employer has failed to pay the Employee the consideration owed to him, pursuant to this Agreement, in addition to all the rights the Employee may have with respect to such breach by the Employer.

                 11.4     Enforceability:  If any provisions of this Section
11.0 as applied to any party or circumstances, shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision and any other circumstances, or the validity or enforceability of this Agreement. If any provision of this Section 11.0, or any part thereof, is held to be unenforceable, the court making such determination shall have the power to modify such provisions so that the restriction imposed thereby is no greater than what would otherwise be permissible under the applicable law.

                 11.5 Separate Covenants: The parties hereto agree that the duration and area for which the covenants set forth herein is to be effective are reasonable. In the event that any court determines that the time period or the area, or both of them, are unreasonable and that such covenant is to the extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and to the greatest area that would not render it unenforceable. The parties intend that this covenant shall be deemed to be a series of separate covenants, one for each and every county in the State of California where this covenant is intended to be effective.

                 11.6 Equitable Relief: The Employee represents that due to his education and qualifications and the significant consideration which he will receive pursuant to this agreement, his ability to earn a livelihood would not be impaired if Employer is granted in equitable relief to enforce the obligations set forth in this Agreement.

                 11.7 Extension of Covenant Term: The term of the covenant provided for in this Section 11.0 shall be extended by any period for which Employer, in its sole discretion, elects to extend the term of Employee's employment, as provided in Section 6.3 hereof.

         12.0    RELEASE OF CLAIMS

                 12.1 Upon the Effective Date, Corporation and Employer, and each of them, do hereby for themselves, and for their agents, current or former employees, representatives, attorneys, legal successors and assigns, officers, directors and shareholders, expressly release and absolutely and forever discharge Employee, and Employee's respective agents, representatives, attorneys legal successors and assigns, of and from any and all claims, demands, damages, debts, liabilities, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whatever, whether known or unknown at the Effective Date, suspected or unsuspected, which Corporation and Employer, and each of them, have at the Effective Date, own or hold, or at any time prior to the Effective Date ever had, owned or held, or could, shall or may after the Effective Date have, own or hold against Employee based upon, related to or by reason of any contract, express, implied in fact or implied by law, lien, liability, matter, cause, fact, thing, act or omission whatsoever occurring or existing; provided, however, that such release shall not relieve
(i) Employee's obligation to repay the sum of FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000) to Corporation as provided herein or (ii) any obligation of Employee arising pursuant to this Agreement or the Confidentiality Agreement.

                 12.2 Upon the Effective Date, Employee does hereby for himself, and for his agents, representatives, attorneys, legal successors and assigns, expressly release and absolutely and forever discharge Corporation and Employer and each of Corporation's and Employer's respective agents, current or former employees, representatives, attorneys, legal successors and assigns, officers, current and former directors and shareholders, of and from any and all claims, demands, damages, debts, liabilities, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whatever, whether known or unknown at the Effective Date, suspected or unsuspected, which Employee has, at the Effective Date, owns or holds, or at any time prior to the Effective Date ever had, owned or held, or could, shall or may after the Effective Date have, own or hold against Corporation and Employer, and each of them based upon, related to or by reason of any contract, express, implied in fact or implied by law, lien, liability, matter, cause, fact, thing, act or omission whatsoever occurring or existing; provided, however, that such release shall not relieve the Employer's obligations arising pursuant to this Agreement.

                 12.3 The parties expressly agree and acknowledge to one another that they are familiar with Section 1542 of the Civil Code of the State of California, and waive any and all right under Section 1542 and any similar law of any state or territory of the United States. Said section provides as follows:

         SECTION 1542. CERTAIN CLAIMS NOT AFFECTED BY GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH DEBTOR.

                 INITIALS:

                 _________            _________                _________
                 Employee             Employer                 Corporation

         13.0    WAIVER

                 The failure of the Employer, Corporation, and Employee at any time to demand strict performance by the other of any terms, covenants, or conditions set forth herein, shall not be construed as a continuing waiver or relinquishment thereof, and either party may, at any time, demand strict and complete performance by the other of said terms, covenants, and conditions.

         14.0    SIGNIFICANCE OF HEADINGS

                 Section and Subsection headings contained herein are solely for the purpose of convenience, and are not in any sense to be given weight in the construction of this Agreement. Accordingly, in the case of any question with respect to the construction of this Agreement, it is to be construed as though section and subsection headings have been omitted.

         15.0    EMPLOYER/EMPLOYEE RELATIONSHIP

                 This Agreement shall specifically include any employer/employee relationship. The Employer and/or Corporation shall be responsible for withholding the appropriate taxes and paying the appropriate taxes and other assessments on the Employee, pursuant to the regulations promulgated by the related governmental agencies.

         16.0    ENTIRE AGREEMENT

                 16.1 Sole Agreement: This Agreement (including any attachments and EXHIBITS hereto) contains the parties' sole and entire agreement regarding the subject matter hereof, and supersedes any and all other agreements between them.

                 16.2 No Other Representations: The parties acknowledge and agree that no party has made any representations (a) concerning the subject matter hereof, or (b) inducing the other party to execute and deliver this Agreement, except those representations specifically referenced herein. The parties have relied on their own judgment in entering into this Agreement.

                 16.3 No Reliance: The parties further acknowledge that any statements or representations that may have been made by either of them to the other are void and of no effect. No party has relied on any such statements or representations in dealing with the other(s).

         17.0    COOPERATIONS AND FURTHER ACTIONS

                 The parties agree to perform any and all acts and to execute and deliver any and all documents necessary or convenient to carry out the terms of this Agreement.

         18.0    NO MODIFICATIONS OR WAIVER

                 18.1 Must Be Written: Waiver or modifications of this Agreement, or of any covenants, condition, or limitation contained herein, are valid only if in writing. Such writing must be duly executed by the parties.

                 18.2 No Use As Evidence: One or more waivers or modifications of any covenant, term, or condition in this Agreement by any party shall not be construed by any other party as a waiver or modification applicable to any subsequent breach of the same covenant, term, or condition. Evidence of any such waiver or modification may not be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this Agreement, or a party's rights or obligations under it. This limitation does not apply if the waiver or modification is in writing and duly executed as provided above.

         19.0    JOINT PREPARATION

                 The parties to this Agreement have been represented by competent counsel. This Agreement is therefore deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity existing in it shall not be interpreted against any party under the presumptions of California Civil Code Section 1654, but rather shall be interpreted according to the rules generally governing the interpretation of contracts.

         20.0    SPOUSAL CONSENT

                 By executing this Agreement, the Employee represents and warrants that he has secured the permission and consent of his spouse to enter into this Agreement and fully perform his respective obligations hereunder. Employee has obtained the signature of his spouse on the Spousal Consent attached hereto as EXHIBIT A.

         21.0    PROFESSIONAL FEES

                 If a lawsuit or other proceedings are instituted by any party to enforce any of the terms or conditions of this Agreement against any other party hereto, the prevailing party in such litigation or proceedings shall be entitled, as an additional item of damages, to such reasonable attorneys' and other professional fees (including but not limited to expert witness fees) and court costs or costs of such other proceedings as may be fixed by any court of competent jurisdiction, or other judicial or quasi-judicial body having jurisdiction thereof, whether or not such litigation or proceedings proceed to a final judgment or award.

         22.0    BINDING UPON SUCCESSORS

                 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         23.0    ARBITRATION OF DISPUTES

                 In the event of any dispute under or relating to the terms of this Agreement, or breach thereof, it is agreed that the same shall be submitted to arbitration to the American Arbitration Association ("Association"), at Los Angeles, California. The arbitration shall be conducted in accordance with the rules promulgated by that Association, except that pursuant to Code Civ. Proc. Section 1283.1(b), the provisions of Code Civ. Proc. Section 1283.05 are incorporated into the arbitration. Any judgment upon the award rendered by the arbitrator(s) may be entered in any court, state or federal, having jurisdiction thereof.

         24.0    SEVERABILITY

                 If any part, clause, or condition of this Agreement is held to be partially or wholly invalid, unenforceable, or inoperative for any reason whatsoever, such shall not affect any other provision or portion hereof, which shall continue to be effective as though such invalid, inoperative, or unenforceable part, clause or condition had not been made.

         25.0    GOVERNING LAW AND VENUE

                 All questions concerning this Agreement, its construction, and the rights and liabilities of the parties hereto shall be interpreted and enforced in accordance with the laws of the State of California as applied to contracts which are executed and performed entirely within the state. For purposes of this Agreement, sole and proper venue shall be the City of Los Angeles, State of California.

         26.0    INTERPRETATION

                 26.1 Section Headings: The section and subsection headings of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

                 26.2 Capitalized Terms: Except as otherwise expressly provided herein, all capitalized terms defined in this Agreement shall have the meaning ascribed to them herein.

                 26.3 Gender and Number: Whenever required by the context, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine genders and vice versa.

         27.0    FACSIMILE NOTICES

                 For purposes hereof, delivery of written notice shall be complete upon receipt of electronic facsimile, provided that any facsimile notice shall only be deemed received if (a) the transmission thereof is confirmed, and (b) facsimile notice is followed by written notice, made either by (i) personal delivery thereof, or (ii) via deposit in regular mail, postage prepaid, within three (3) business days following the facsimile notice. Notices shall be addressed to the parties as follows:

         Employer:                         Pac Rim Holding Corporation
                                           Attn:  PAUL W. CRAIG
                                           6200 Canoga Avenue
                                           Woodland Hills, CA 91367
                                           Phone:  (818) 593-8250
                                           Fax:  (818) 595-0088

         Employer:                         The Pacific Rim Assurance Company
                                           Attn:  PAUL W. CRAIG
                                           6200 Canoga Avenue
                                           Woodland Hills, CA 91367
                                           Phone:  (818) 593-8250
                                           Fax:  (818) 595-0088

         With required                     Barger & Wolen
         copy to:                          19800 MacArthur Blvd.
                                           8th Floor
                                           Irvine, CA 92715
                                           Attn:  Dennis W. Harwood, Esq.
                                           Phone:  (714) 757-2800
                                           Fax:  (714) 752-6313

         Employee:                         Stanley Braun
                                           The Pacific Rim Assurance Company
                                           6200 Canoga Avenue
                                           Woodland Hills, CA 91367
                                           Phone:  (818) 226-6200
                                           Fax:  (818) 595-0088

         With a required                   Scott Smith, Esq.
         copy to Attorney                  Pillsbury Madison & Sutro
         for Employee:                     2700 Sandhill Road
                                           Menlo Park, CA 94025-7020
                                           Phone:  (415) 233-4514
                                           Fax:  (415) 233-4545

                 Notice shall be deemed given on the date it is sent via facsimile. Any party may change the address to which to send notices by notifying the other party of such changes in writing in accordance with this Paragraph.

         28.0    TIME OF ESSENCE

                 The parties acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation, and provision hereof. Failure to timely perform any of the terms, conditions, obligations, or provisions hereof by any party shall constitute a material breach of this Agreement by the party so failing to perform.

         29.0    THIRD PARTY BENEFICIARIES

                 No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

         30.0    COUNTERPARTS

                 This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, but such counterparts shall together constitute and be one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


                                  PAC RIM HOLDING CORPORATION,
                                  a Delaware corporation


                                  By:/s/ Paul W. Craig
                                     -------------------------------
                                           Paul W. Craig
                                  Its:     Executive Vice President

                                                   "CORPORATION"


                                  THE PACIFIC RIM ASSURANCE COMPANY,
                                  a California corporation


                                  By:/s/ Paul W. Souza
                                     -------------------------------
                                           Paul W. Souza
                                  Its:     Vice President
                                           & Chief Financial Officer

                                                   "EMPLOYER"



                                  /s/ Stanley Braun
                                  -------------------------------------------
                                  STANLEY BRAUN, an individual

                                                   "EMPLOYEE"

                                   EXHIBIT A

                              CONSENT TO AGREEMENT


         I, the undersigned, am the spouse of Stanley Braun. I have read the Employment Agreement entered into on April 15, 1994, by and among Pac Rim Holding Corporation, a Delaware corporation and The Pacific Rim Assurance Company, a California corporation ("Corporation") and my spouse, Stanley Braun, and clearly understand the provisions thereof. I am aware that by the provisions of said Agreement my spouse has agreed to certain provisions regarding his employment with the aforementioned Corporation, including the expiration of certain stock options according to their terms and the grant of new stock options and my community interest therein, if any, in accordance with the terms and provisions of said Agreement. I hereby approve of and consent and agree to be bound by the provisions of said Agreement, in its entirety.
DATED:  April 20, 1994.

                                  /s/ Nancy W. Braun
                                  -----------------------------------

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, executed this 27th day of March, 1995, is entered into by and between PAC RIM HOLDING CORPORATION, a Delaware corporation (the "Corporation"), THE PACIFIC RIM ASSURANCE COMPANY, a California corporation ("Employer"), and STANLEY BRAUN, an individual ("Employee").

         1.0      RECITALS

                  1.1 Employer, Corporation, and Employee have previously entered into that certain Employment Agreement executed on April 15, 1994, which became effective under its terms on August 16, 1995.

                  1.2 As of the date of this Amendment, the Agreement constitutes the entire understanding concerning Employee's employment with Employer.

                  1.3 Employer, Corporation, and Employee desire to enter into this Amendment upon the terms and conditions set forth herein, to amend the Agreement.

         NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the parties hereto agree as follows:

         2.0 DEFINITIONS. The following definitions, to the extent differing from the definitions contained in the Agreement supersede same and shall be controlling in interpreting this Amendment:

                  2.1 Affiliate: "Affiliate" shall have the meaning ascribed to it by the Securities Act of 1933 as amended and the rules and regulations promulgated thereunder.

                  2.1a Agreement: "Agreement" shall mean that certain Employment Agreement executed on April 15, 1994, which became effective under its terms on August 16, 1994 and this Amendment by and among Corporation, Employer and Employee.

                  2.1b Amendment: "Amendment" shall mean this Amendment to Employment Agreement.

                  2.1c Base Salary: Base Salary shall mean FOUR HUNDRED THOUSAND DOLLARS ($400,000) in annual compensation paid in accordance with the general payroll practices of Employer as same exists from time to time.

                  2.2a Change in Control: "Change in Control" shall mean the closing of an acquisition by no later than June 30, 1996 of more than fifty-one percent (51%) of the outstanding common stock of Corporation through a merger, sale, or reorganization by an entity, individual, or group acting in concert which satisfies all of the following:

                           (i) The affirmative vote by a required majority of the Board of Directors of Corporation (as required by the By-Laws of Corporation for the proposed transaction) approving the proposed transaction subject to shareholder approval;

                           (ii) The affirmative vote of a required majority (as required by the ByLaws of Corporation for the proposed transaction) of shares of the stock of Corporation in favor of the proposed transaction causing the Change in Control as well as approving this Amendment;

                           (iii)    Subject to the approval of the SEC,
                                    Corporation shall submit the request for shareholder approval of certain elements of the Amendment which became effective upon shareholder approval as a joint resolution with the proposed transaction effectuating a Change in Control; and

                           (iv) Employee continuing to provide services to Employer unless said cessation of services was the result of Termination Without Cause.

                  Change in Control shall not occur as a result of stock acquisition by Mr. Richard H. Pickup or his Affiliates through the exercise of options, warrants, conversion of debentures, or through other capitalization resulting from capital infusion recommended by a State regulatory agency for which Employer is subject or Employee on behalf of Employer is subject.

                  2.6 Covenant Term: "Covenant Term" shall mean a period beginning on the Effective Date and ending when Employee is no longer receiving Base Salary under Section 7.1.

                  2.7 Covenant Territory: "Covenant Territory" shall mean the States of California, Arizona, and Hawaii provided that Employer conducts the Business of Employer in such State during the Covenant Term.

                  2.10 Discharge for Cause: "Discharge for Cause" shall mean a violation or termination of employment for proven embezzlement, intoxication or illegal drug use which materially interferes with job performance, absenteeism in excess of two (2) times normal corporate policy, wrongful disclosure of Employer's Confidential Information (including but not limited to violation of the Confidentiality Agreement), gross insubordination, conviction of a felony adversely affecting the ability of the Employee to carry on his normal duties, breach of Sections 4.4 and/or 4.5 hereof, receipt of any rebate, kickback or other remuneration or consideration from any party that conducts business with Employer, or other material breach of the Agreement and this Amendment.

                  2.14a Investment Banker: "Investment Banker" shall mean Salomon Brothers who have been retained by the Corporation to pursue strategic alternatives for the Corporation, or its replacement as appointed by the Board of Directors of Corporation.

                  2.14b Offer: "Offer" shall occur when Employee and Investment Banker, before June 30, 1996, jointly recommend to the Board of Directors the acceptance of a bona fide offer to purchase more than fifty-one percent (51%) of the outstanding common stock of Corporation in the form of a merger, sale, or reorganization by an entity, individual or group acting in concert that is received by the Board of Directors at a value equal to or greater than one (1) times the net book value of the Corporation as of the preceding calendar quarter by an acquirer that is ready, willing, and able to consummate the proposed transaction, while Employee is providing services to Employer (unless a cessation of services by Employee was the result of Termination Without Cause). For purposes of this provision, being recommended by the Investment Banker shall include the requirement that the Investment Banker has delivered a fairness opinion to the Board of Directors with authority to submit that fairness opinion to the shareholders as part of the shareholder approval of the transaction proposed.

                  2.15a Part-Time: Employee shall be considered to be employed Part-Time if following a Change in Control, during the two (2) years thereafter Employer requires Employee to provide services to Employer, of less than seventy
(70) hours of service to Employer each month.

                  2.17a Successor: "Successor" shall mean the entity acquiring all or substantially all of the business of Employer if Employer is dissolved, or merged out of existence, or if substantially all of the assets of Employer are transferred from Employer to another entity.

         4.0      CAPACITIES AND DUTIES

                  Upon a Change in Control Section 4.2 is replaced in its entirety as follows:

                  "4.2 Employee shall render these services as determined by Employer at 6200 Canoga Avenue, Woodland Hills, California 91367 or within a ten
(10) mile radius of this location or of Employee's residence as of the date of this Amendment as Employer may designate from time to time."

                  Upon a Change in Control Section 4.3 is replaced in its entirety with the following:

                  "4.3 Corporation may also cause Employee to be elected to Employer's and/or Corporation's and/or a successor entity's Board of Directors, and/or be appointed as Chairman or Vice-Chairman of these boards, but same shall not entitle Employee to any additional compensation hereunder."

         6.0      TERM

                  Upon a Change in Control, Section 6.1 is replaced in its entirety with the following:

                  "6.1 Subject to the rights of parties to prior termination, the Employee shall perform the capacities and duties under Section 4.0 for a period of two (2) years commencing on the Change in Control. At the end of this two (2) year period, Employee's obligation to perform the capacities and duties under Section 4.0 shall cease, but Employee shall continue to be bound for the following two (2) years to honor the provisions of Section 11.0 and the Confidentiality Agreement, as well as to cooperate with Employer and Corporation in responding to requests for information that may arise in the Business of Employer."

                  Upon a Change in Control, Section 6.3 is replaced in its entirety with the following:

                  "6.3 For a term of four (4) years after a Change in Control, Employee agrees to not violate the provisions of Section 11.0 or the Confidentiality Agreement."

                  Upon a Change in Control, Section 6.4 is replaced in its entirety with the following:

                  "6.4 Employee may terminate this Agreement prior to the expiration of its term only if Employer and/or Corporation breaches any of its material covenants or obligations hereunder. In such circumstances, Employee shall provide Employer and Corporation with written notice, specifying Employer's and/or Corporation's alleged breach, providing at least thirty (30) days for Employer and/or Corporation to cure such default before the effective date of Employee's termination."

                  Upon a Change in Control, Section 6.5 is replaced in its entirety with the following:

                  "6.5 Employer or Corporation may unilaterally terminate this Agreement upon a Discharge for Cause, which shall take effect immediately upon either

Employer's or Corporation's written notification to Employee, outlining the reasons for cause."

         7.0      BASE COMPENSATION AND NORMAL BENEFITS

                  Upon a Change in Control, Section 7.1 is replaced in its entirety with the following:

                  "7.1 Base Salary: For four (4) years after a Change in Control, Base Salary is an annual amount equal to FOUR HUNDRED THOUSAND DOLLARS ($400,000), which will be paid according to the general payroll practices of Employer as same exists from time to time."

                  Upon the date of the Amendment, Section 7.2 is replaced in its entirety with the following:

                  "7.2     Performance Bonus:

                           (a) In addition to other compensation payable
hereunder, Employer agrees to pay Employee a ONE HUNDRED THOUSAND DOLLAR ($100,000) bonus, within five (5) business days of the execution of this Amendment as a bonus for past services rendered in 1994.

                           (b) In addition to other compensation payable
hereunder, Employer agrees to pay Employee a TWO HUNDRED THOUSAND DOLLAR ($200,000) bonus, within thirty (30) days of the rejection of an Offer by the Board of Directors of Corporation or a failure to act on such Offer within thirty (30) days of its required joint submission by Employee and Investment Banker. However, in the event of more than one Offer received by the Board of Directors, this bonus shall not be payable if there is an Offer presented to the Board which has been pending Board action for less than thirty (30) days or has been accepted by the Board of Directors within such thirty (30) day period."

                  Upon a Change in Control, Section 7.6 is replaced in its entirety with the following:

                  "7.6     Severance:

                           (a) For the period of two (2) years from a Change in
Control, Employee shall receive the compensation and benefits provided for in this Section 7.0. In the event Employee is Terminated Without Cause or reduced by Employer to Part-Time status, Employee shall continue to receive for the remainder of the two (2) year term Base Salary, excess medical cost benefit, and disability insurance coverage under Section 7.4(b) and (c), but no other form of perquisite under Sections 7.3 and 7.4. For the two (2) years following the initial two (2) year term, Employee shall receive the payment due under Section 7.1."

                           (b) In the event Employee is Discharged for Cause or
voluntarily resigns without cause, the payment due under Section 7.1 will continue for a period of two (2) years, then terminate. All other payments shall terminate on the cessation of services.

                  Upon a Change in Control, Section 7.7 is added as follows:

                  "7.7 Termination of Payments: In the event that Employee violates the provisions of Section 11.0 or the Confidentiality Agreement during the four (4) year period after a Change in Control, Employer may cease making payments under the Agreement and this Amendment."

                  Upon a Change in Control, Section 7.8 is added as follows:

                  "7.8     Closing Bonus:

                           (a) Employer agrees to pay or cause Successor to pay
Employee a bonus at the closing of the Change in Control in the amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000) (less any bonus paid under Section 7.2(b)) so long as Employee is not in violation of the Agreement and this Amendment. However, the bonus amount will first be subject to the normal payroll withholding tax required by law, with the excess amount being offset against the Loan Balance.

                           (b) Employer agrees to pay or agrees to cause
Successor to assume the obligation to pay, and on said assumption, Employer is relieved an ongoing liability to pay Employee an additional bonus in the amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) as of the tenth (10th) day of January, of the calendar year following the closing of a Change in Control less payroll taxes withheld as required by law and less any outstanding Loan Balance as of the date of this payment."

                  Upon a Change in Control, Section 7.9 is added as follows:

                  "7.9 Liability of Successor: In the event of a Change in Control, in which all or substantially all of the assets of Employer or Corporation are acquired by a Successor, all obligations under the Amendment and the Agreement of Employer and Corporation shall be assumed by Successor and Employer and Corporation shall be relieved of the burden but not the benefits of this Agreement."

         8.0      STOCK OPTIONS

                  Upon a Change in Control, Section 8.7 is added as follows:

                  "8.7 Accelerated Vesting on Change of Control: Notwithstanding any language to the contrary in the Agreement or in the Option Agreement, Employee's rights in all Options described in Section 8.0, except for those that have lapsed as described in Section 8.6(b) shall be fully vested."

                  Upon a Change in Control, Section 8.8 is added as follows:

                  "8.8 Corporation Option to Purchase: Corporation, Employer, or their assign, may at their option purchase any and all options owned by Employee within thirty (30) days of a Change in Control. Any and all options "not in the money" shall be valued in total at ONE HUNDRED DOLLARS ($100.00) and may be purchased by the Corporation, Employer, or their assigns for this amount. All remaining options "in the money" shall be valued in an amount equal to the spread between the fair market value of a share of Corporation as of the closing date of a Change in Control and the exercise price for a share under the option and may be purchased by the Corporation, Employer, or their assigns for the amount. In determining the purchase price of any options the value of options in the money can not be offset by the negative value of options not in the money.

         11.0     RESTRICTIVE COVENANT NOT TO COMPETE

                  Upon a Change in Control, the parenthetical phrase in Section
11.3 shall be deleted.

                  Upon a Change in Control, Section 11.7 Extension of Covenant Term is deleted in its entirety.

                  Section 20.0 is replaced in its entirety with the following:

         "20.0    SPOUSAL CONSENT

                  By executing this Amendment, Employee represents and warrants that he has secured the permission and consent of his spouse to enter into the Amendment as well as the Agreement and fully perform his respective obligations hereunder. Employee has obtained the signature of his spouse on the Spousal Consent attached hereto as EXHIBIT A."

                  Section 31.0 is added as follows:

         "31.0    SUBSEQUENT AMENDMENTS

                  Neither Employee, any acquirer of Corporation or Employer, any Successor, or the Board of Directors of Corporation, shall prior to Change in Control re-negotiate the Agreement, this Amendment, or Employee's compensation in any respect without the written consent of Employee and the approval of a simple majority vote of the Board of Corporation. No member of the Board of Directors of Corporation will individually or collectively attempt to renegotiate Employee's services with Employer prior to Change in Control, unless the Board of Directors has given its consent to Employee to negotiate with an acquirer and Employee also gives his written consent back to Corporation. In the event Employee negotiates a change to his compensation, this Agreement, or Amendment with any acquirer of Corporation, or Employer, or any Successor prior to Change in Control without first meeting the requirements of this Section , Employer and Corporation shall be relieved of the burden of making any payments required under the Agreement and the Amendment, but Employee will continue to be bound to honor this Agreement and Amendment notwithstanding any language to the contrary contained within."

                  Section 32.0 is added as follows:

         "32.0    LEGAL FEES

                  Corporation and Employer agree to reimburse Employee for his actual reasonable out-of-pocket legal fees for the review of this document by Pillsbury, Madison up to amount not to exceed TWENTY-FIVE THOUSAND DOLLARS ($25,000) including any fee for services rendered to executive management, subject to the routine review by the Chief Financial Officer of Employer."

                  Section 33.0 is added as follows:

         "33.0    RATIFICATION

                  To the extent not otherwise modified by the terms and conditions of this Amendment, all of the terms of the Agreement are hereby ratified and republished."

                  Section 34.0 is added as follows:

         "34.0 BOARD AND SHAREHOLDER DISCRETION. Nothing in this Amendment or the Agreement shall be construed as obligating the Board of Directors of Corporation or Employer, or any shareholder of Corporation or Employer to accept any Offer or any proposed transaction of any kind, presented to any of these parties by Salomon Brothers or by Employee. An Offer or proposed transaction may be rejected in the complete and utter discretion of the Board of Directors of Corporation and Employer, and/or their shareholders in their absolute discretion. In this event, Employee shall as a result of the rejection only be entitled to the bonus provided under Section 7.2(b) of this Amendment if its terms and conditions are met."

                  Section 35.0 is added as follows:

         "35.0    PURCHASE OF SUBSTANTIAL GOODWILL

                  The parties hereto agree that valid consideration shall be considered deemed paid by Employer, Corporation, Successor, or assigns for the substantial goodwill of the Corporation and/or Employer, within the meaning of California Business and Professions Code Section 16600, et seq. to Employee."

                  Section 36.0 is added as follows:

         "36.0    BOARD OF DIRECTORS' APPROVAL

                  The execution of this Amendment has been authorized by a meeting of the Board of Directors of the Corporation and Employer as duly called with Employee absent due to the conflict of interest as ratified by a telephonic board meeting occurring March __, 1996. However, the terms and conditions of this Amendment which become effective upon a Change in Control are subject to a shareholder approval in accordance with the provisions of Section 2.2a. The undersigned officers of the Corporation and Employer have been duly authorized to execute this Amendment on behalf of the Corporation and Employer pursuant to this resolution of the Board of Directors of each."

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                                        PAC RIM HOLDING CORPORATION,
                                        a Delaware corporation


                                        By:  /s/  PAUL W. CRAIG
                                             --------------------------
                                                 Paul W. Craig
                                        Its:     Executive Vice President

                                                 "CORPORATION"

                                        THE PACIFIC RIM ASSURANCE COMPANY,
                                        a California corporation


                                        By:  /s/ PAUL W. CRAIG
                                             ____________________________
                                                 Paul W. Craig
                                        Its:     Executive Vice President

                                                 "EMPLOYER"

                                             /s/ STANLEY BRAUN
                                             ------------------------------
                                                 STANLEY BRAUN, an individual

                                                          "EMPLOYEE"

                                    EXHIBIT A

                       CONSENT TO AMENDMENT AND AGREEMENT


         I, the undersigned, am the spouse of Stanley Braun. I have read the Employment Agreement dated April 15, 1994 and the Amendment to same dated March 27th, 1995 by and between Pac Rim Holding Corporation, a Delaware corporation, The Pacific Rim Assurance Company, a California corporation ("Corporation") and my spouse, Stanley Braun, and clearly understand the provisions thereof. I am aware that by the provisions of said Amendment and Agreement my spouse has agreed to certain provisions regarding his employment with the aforementioned Corporation, including the expiration of certain stock options according to their terms and the grant of new stock options and my community interest therein, if any, in accordance with the terms and provisions of said Amendment and Agreement. I hereby approve of and consent to the provisions of said Amendment and Agreement, in its entirety.
DATED: March 27, 1995


                                             /s/  NANCY W. BRAUN
                                             ---------------------------------

                          MEMORANDUM OF UNDERSTANDING

        On March 27, 1995, an amendment (the "Amendment") to the employment agreement (the "Agreement") between Pac Rim Holding Corporation (the "Corporation"), The Pacific Rim Assurance Company (the "Company") and Stanley Braun (the "Employee") dated April 15, 1994, and effective August 16, 1994, was executed. The Amendment entitles the employee to certain fringe benefits providing the Employee provides at least seventy (70) hours of service per month to the Corporation. These benefits include those specified in section
7.3 of the Agreement.

        In the event that the Employee provides less than seventy (70) hours of service to the Corporation, the Corporation shall reimburse the Employee for all reasonable and necessary expenses incurred by the Employee on behalf of the Corporation on a basis consistent with policies and guidelines approved by the Board of Directors of the Corporation and in effect from time to time. In addition, the Corporation shall make available to the Employee a driver from the Administrative Department of the Company for business-related use of his personal automobile.


Pac Rim Holding Corporation,
a Delaware corporation


By:  /s/  PAUL W. CRAIG
   ------------------------------------
   Paul W. Craig
   Its: Executive Vice President

   "CORPORATION"

By:  /s/  STANLEY BRAUN
   ------------------------------------
   Stanley Braun, an individual

   "EMPLOYEE"

Date: April 4, 1995
     ----------------------------------

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT ("Second Amendment"), executed this 30th day of March, 1996 ("Effective Date"), is entered into by and between PAC RIM HOLDING CORPORATION, a Delaware corporation (the "Corporation"), THE PACIFIC RIM ASSURANCE COMPANY, a California corporation ("Employer"), and STANLEY BRAUN, an individual ("Employee"). Corporation, Employer, and Employee are collectively referred to as "Parties."

         1.0      RECITALS

                  1.1 Effective August 16, 1994, Employer, Corporation, and Employee have previously entered into the Employment Agreement which was amended by the First Amendment on March 27, 1995.

                  1.2 As of the date of this Second Amendment, the First Amendment, and the Employment Agreement constitute the entire understanding concerning Employee's employment with Employer.

                  1.3 Employer, Corporation, and Employee desire to enter into this Second Amendment upon the terms and conditions set forth herein, to amend the Agreement.

         NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained herein and for such other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the Parties hereto agree as follows:

         2.0 DEFINITIONS. All capitalized terms not defined herein shall have the same meanings ascribed to them in the Employment Agreement and First Amendment. However, the following definitions to the extent differing from the definitions contained in the First Amendment or the Employment Agreement supercede same and shall be controlling in interpreting the Agreement.

                  2.1 Agreement: "Agreement" shall collectively refer to the Employment Agreement, the First Amendment, and this Second Amendment.

                  2.2 First Amendment: "First Amendment" shall mean the Amendment to Employment Agreement dated March 27, 1995 by and among Corporation, Employer and Employee.

                  2.3 Parties: "Parties" shall collectively refer to Corporation, Employer, and Employee.

                  2.4 Second Amendment: "Second Amendment" shall mean this Second Amendment to Employment Agreement dated March 30, 1996.

         3.0 AMENDMENTS. The following section of the First Amendment is amended to read as follows:

                  3.1 Section 2.2a Change in Control is replaced with the following language:

                           "2.2a Change in Control: "Change in Control" shall mean the closing of an acquisition by no later than June 30, 1997 of more than fifty-one percent (51%) of the outstanding common stock of Corporation through a merger, sale, or reorganization by an entity, individual, or group acting in concert which satisfies all of the following:

                                    (i)     The affirmative vote by a
                                            required majority of the
                                            Board of Directors of
                                            Corporation (as required by
                                            the By-Laws of Corporation
                                            for the proposed transaction)
                                            approving the proposed
                                            transaction subject to
                                            shareholder approval;

                                    (ii)    The affirmative vote of a
                                            required majority (as required
                                            by the By-Laws of
                                            Corporation for the proposed
                                            transaction) of shares of the
                                            stock of Corporation in favor
                                            of the proposed transaction
                                            causing the Change in
                                            Control as well as approving
                                            this Amendment;

                                    (iii)   Subject to the approval of the
                                            SEC, Corporation shall
                                            submit the request for
                                            shareholder approval of
                                            certain elements of the
                                            Amendment which became
                                            effective upon shareholder
                                            approval as a joint resolution
                                            with the proposed transaction
                                            effectuating a Change in
                                            Control; and

                                    (iv)    Employee continuing to provide
                                            services to Employer unless said
                                            cessation of services was the result
                                            of Termination Without Cause.

                                    Change in Control shall not occur as a
                           result of stock acquisition by Mr. Richard H. Pickup or his Affiliates through the exercise of options, warrants, conversion of debentures, or through other capitalization resulting from capital infusion recommended by a State regulatory agency for which Employer is subject or Employee on behalf of Employer is subject."

                  3.2 Section 2.14b Offer is replaced with the following language:

                           "2.14b Offer: "Offer" shall occur when Employee and Investment Banker, before June 30, 1997, jointly recommend to the Board of Directors the acceptance of a bona fide offer to purchase more than fifty-one percent (51%) of the outstanding common stock of Corporation in the form of a merger, sale, or reorganization by an entity, individual or group acting in concert that is received by the Board of Directors at a value equal to or greater than one (1) times the net book value of the Corporation as of the preceding calendar quarter by an acquirer that is ready, willing, and able to consummate the proposed transaction, while Employee is providing services to Employer (unless a cessation of services by Employee was the result of Termination Without Cause). For purposes of this provision, being recommended by the Investment Banker shall include the requirement that the Investment Banker has delivered a fairness opinion to the Board of Directors with authority to submit that fairness opinion to the shareholders as part of the shareholder approval of the transaction proposed."

         4.0 RATIFICATION. To the extent not otherwise modified by the terms and conditions of this Second Amendment, all of the terms of the Employment Agreement as previously modified by the First Amendment are hereby ratified and republished.

         5.0      BOARD OF DIRECTORS' APPROVAL

                  The execution of this Second Amendment has been authorized by a meeting of the Board of Directors of the Corporation and Employer as duly called with Employee absent due to the conflict of interest as ratified by a telephonic board meeting occurring March __, 1996. However, the terms and conditions of this Second Amendment which become effective upon a Change in Control are subject to a shareholder approval in accordance with the provisions of Section 2.2a of the First Amendment as revised by this Second Amendment. The undersigned officers of the Corporation and Employer have been duly authorized to execute this Second Amendment on behalf of the Corporation and Employer pursuant to this resolution of the Board of Directors of each.

         The Parties hereto have set their hands the day and year first above written.

                                           PAC RIM HOLDING CORPORATION,
                                           a Delaware corporation


                                           By:  /s/  PAUL W. CRAIG
                                               ------------------------------
                                                    Paul W. Craig
                                           Its:     Executive Vice President

                                                    "CORPORATION"


                                           THE PACIFIC RIM ASSURANCE COMPANY,
                                           a California corporation


                                           By:   /s/  PAUL W. CRAIG
                                               ------------------------------
                                                    Paul W. Craig
                                           Its:     Executive Vice President

                                                    "EMPLOYER"

                                             /s/  STANLEY BRAUN
                                           ----------------------------------
                                           STANLEY BRAUN, an individual

                                                    "EMPLOYEE"

                                    EXHIBIT A

                       CONSENT TO AMENDMENT AND AGREEMENT


         I, the undersigned, am the spouse of Stanley Braun. I have read the Employment Agreement dated April 15, 1994 ("Employment Agreement"), the Amendment to Employment Agreement dated March 27, 1995 ("First Amendment"), and this Second Amendment to Employment Agreement dated March ___, 1996 ("Second Amendment"), by and among Pac Rim Holding Corporation, a Delaware corporation, The Pacific Rim Assurance Company, a California corporation ("Corporation") and my spouse, Stanley Braun, and clearly understand the provisions thereof. I am aware that by the provisions of said Amendment and Agreement my spouse has agreed to certain provisions regarding his employment with the aforementioned Corporation, including the expiration of certain stock options according to their terms and the grant of new stock options and my community interest therein, if any, in accordance with the terms and provisions of said Second Amendment, First Amendment and Employment Agreement. I hereby approve of and consent to the provisions of said Second Amendment, First Amendment and Employment Agreement, in its entirety.

DATED: March 30, 1996



                                             /s/ NANCY W. BRAUN
                                             ------------------

                                    ANNEX D

                    TRANSFER RESTRICTIONS CHARTER AMENDMENT

         If these provisions are approved by the shareholders at the special meeting, and reincorporation in Delaware is also approved, then these provisions would appear as Article Sixth of the Company's Certificate of Incorporation. If reincorporation in Delaware is not approved at the Special Meeting, these provisions, if adopted, would be added to the Company's California Articles of Incorporation by amendment.


           (a) Prohibited Transfer; Excess Stock. Except as provided in Section F, until the Restriction Termination Date, any attempted direct or indirect Transfer of Stock shall be deemed a "Prohibited Transfer" if (i) such Transfer would increase the Percentage of Stock Owned by any Person that (or by any person whose Stock is or by virtue of such Transfer would be attributed to any Person that), either after giving effect to the attribution rules (including the option attribution rules) of Section 382 or without regard to such attribution rules, Owns, by virtue of such Transfer would Own, or has at any time since the period beginning three years prior to the date of such Transfer Owned, Stock in excess of the Limit, or (ii) such Transfer would cause an "ownership change" of the corporation within the meaning of Section 382. Except at otherwise provided in Section E, the Stock or Option sought to be Transferred in the Prohibited Transfer shall be deemed "Excess Stock."

         (b) Transfer of Excess Stock to Transferee. Except as otherwise provided in Section E, a Prohibited Transfer shall be void ab initio as to the Purported Transferee in the Prohibited Transfer and such Purported Transferee shall not be recognized as the owner of the Excess Stock for any purpose and shall not be entitled to any rights as a stockholder of the corporation arising from the ownership of Excess Stock, including, but not limited to, the right to vote such Excess Stock or to receive dividends or other distributions in respect thereof or, in the case of Options, to receive Stock in respect of their exercise. Any Excess Stock shall automatically be transferred to the Trustee in trust for the benefit of the Charitable Beneficiary, effective as of the close of business on the business day prior to the date of the Prohibited Transfer; provided, however, that if the transfer to the trust is deemed ineffective for any reason, such Excess Stock shall nevertheless be deemed to have been automatically transferred to the person selected as the Trustee at such time, and such person shall have rights consistent with those of the Trustee as described in this section and in Section C below. Any dividend or other distribution with respect to such Excess Stock paid prior to the discovery by the corporation that the Excess Stock has been transferred to the Trustee ("Prohibited Distributions") shall be deemed to be held by the Purported Transferee as agent for the Trustee, and shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee. Any vote cast by a Purported Transferee with respect to Excess Stock prior to the discovery by the corporation that the Excess Stock has been transferred to the Trustee will be rescinded as void and shall be recast in accordance with the desires of the Trustee acting for the sole benefit of the Charitable Beneficiary. The Purported Transferee and any other Person holding certificates representing Excess Stock shall immediately surrender such certificates to the Trustee. The Trustee shall have all the rights of the owner of the Excess Stock, including the right to vote, to receive dividends or other distributions, and to receive proceeds from liquidation, which rights shall be exercised for the sole benefit of the Charitable Beneficiary.

         (c) Disposition of Excess Stock. As soon as practicable following receipt of notice from the corporation that Excess Stock has been transferred to the Trustee, the Trustee shall take such actions as it deems necessary to dispose of the Excess Stock in an arm's-length transaction that would not constitute a Prohibited Transfer. Upon the disposition of such Excess Stock,
(i) the interest of the Charitable Beneficiary in the Excess Stock shall terminate, and (ii) the Trustee shall distribute the net proceeds of the sale as follows: (a) the Purported Transferee shall receive an amount of the net proceeds of such sale not to exceed the Purported Transferee's cost incurred to acquire such Excess Stock, or, if such Excess Stock was Transferred for less than fair market value on the date of the Prohibited Transfer, the fair market value of the Excess Stock on the date of the Prohibited Transfer, in each case less all costs incurred by the corporation, the Trustee and the Transfer Agent in enforcing the Restrictions, and (b) the Charitable Beneficiary shall receive the balance of the net proceeds from the sale of the Excess Stock, if any, together with any Prohibited Distributions received from the Purported Transferee and any other distributions with respect to such Excess Stock while such Stock was held by the Trustee. In the event the Purported Transferee has disposed of the Excess Stock and distributed the proceeds and other amounts otherwise than in accordance with this section, then (w) such Purported Transferee shall be deemed to have disposed of such Excess Stock as an agent for the Trustee, (x) such Purported Transferee shall be deemed to hold such proceeds and any Prohibited Distributions as an agent for the Trustee, (y) such Purported Transferee shall be required to return to the Trustee the proceeds from such sale, together with any Prohibited Distributions theretofore received by the Purported Transferee with respect to such Excess Stock, provided that upon receipt of written permission from the Trustee, the Purported Transferee will be entitled to retain an amount of such sale proceeds not to exceed the amount that such purported Transferee would have received from the Trustee if the Trustee had obtained and resold the Excess Stock, and (z) the Trustee shall transfer any remaining proceeds to the Charitable Beneficiary. Neither the Trustee, the corporation, the Purported Transferee nor any other party shall claim an income tax deduction with respect to any transfer to the Charitable Beneficiary and neither the Trustee nor the corporation shall benefit in any way from the enforcement of the Restrictions, except insofar as these restrictions protect the corporation's Income Tax Net Operating Loss Carryover. Neither the Trustee, the corporation nor the Transfer Agent shall have any liability to any Person for any loss arising from or related to a Prohibited Transfer.

         (d) Transfer Agent's Rights and Responsibilities. The Transfer Agent shall not register any Transfer of Stock on the corporation's stock transfer records if it has knowledge that such Transfer is a Prohibited Transfer. The Transfer Agent shall have the right, prior and as a condition to registering any Transfer of Stock on the corporation's stock transfer records, to request any transferee of the Stock to submit an affidavit, on a form agreed to by the Transfer Agent and the corporation, stating the number of shares of each class of Stock Owned by the transferee (and by Persons who would Own the transferee's Stock) before the proposed Transfer and that would, if effect were given to the proposed Transfer, be Owned by the transferee (and by Persons who would Own the prospective Transferee's Stock) after the proposed Transfer. If either (i) the Transfer Agent does not receive such affidavit, or (ii) such affidavit evidences that the Transfer was a Prohibited Transfer, the Transfer Agent shall notify the corporation and shall not enter the Prohibited Transfer into the corporation's stock transfer records, and the Trustee, the corporation and the Transfer Agent shall take such steps as provided in the Restrictions in order to dispose of the Excess Stock purportedly Owned by such Purported Transferee. If the Transfer Agent, for whatever reason, enters a Prohibited Transfer in the corporation's stock transfer records, such Transfer shall be nonetheless void ab initio and shall have no force and effect, in accordance with the Restrictions, and the corporation's stock transfer records shall be revised to so provide.

         (e) Certain Indirect Prohibited Transfers. In the event a Transfer would be a Prohibited Transfer as a result of attribution to the Purported Transferee of the Ownership of Stock by a person (an "Other Person") who is not controlling, controlled by or under common control with the Purported Transferee, which Ownership is nevertheless attributed to the Purported Transferee, the Restrictions shall not apply in a manner that would invalidate any Transfer to such Other Person, and the Purported Transferee and any Persons controlling, controlled by or under common control with the Purported Transferee (collectively, the "Purported Transferee Group") shall automatically be deemed to have transferred to the Trustee at the time and in a manner consistent with Section B hereof, sufficient Stock (which Stock shall (i) consist only of Stock held legally or beneficially, whether directly or indirectly, by any member of the Purported Transferee Group, but not Stock held through any Other Person, other than shares held through a Person acting as agent or fiduciary for any member of the Purported Transferee Group, (ii) be deemed transferred to the Trustee, in the inverse order in which it was acquired by members of the Purported Transferee Group, and (iii) be treated as Excess Stock) to cause the Purported Transferee, following such transfer to the Trustee, not to be in violation of the Restrictions; provided, however, that to the extent the foregoing provisions of this Section E would not be effective to prevent a Prohibited Transfer, the Restrictions shall apply to such other Stock Owned by the Purported Transferred (including Stock actually owned by Other Persons), in a manner designed to minimize the amount of Stock subject to the Restrictions or as otherwise determined by the Board of Directors to be necessary to prevent a Prohibited Transfer (which Stock shall be treated as Excess Stock).

         (f)  Exceptions.  The term "Prohibited Transfer" shall not include:
(i) the original issuance of Common Stock pursuant to the Stock Purchase Agreement, (ii) any Transfer described in Section 382(1)(3)(B) of the Code (relating to transfers upon death or divorce and certain gifts) if all Persons who would Own the Stock Transferred would be treated for purposes of Section 382 as having Owned such Stock at all times beginning more than three (3) years prior to the date of the Transfer, and (iii) any Transfer with respect to which the Person who would otherwise be the Purported Transferee obtains or is granted the prior written approval of the Board of Directors of the corporation, which approval shall be granted in its sole and absolute discretion after considering all facts and circumstances, including but not limited to future events the occurrence of which are deemed by the Board of Directors of the corporation to be reasonably possible.

         (g) Legend. All certificates or other instruments evidencing Ownership of Stock shall bear a conspicuous legend describing the restrictions. The Board of Directors shall take such actions as it deems necessary to substitute certificates evidencing ownership of Stock and bearing such legend for certificates not bearing such legend.

         (h) Prompt Enforcement; Further Actions. As soon as practicable and within thirty (30) business days of learning of a purported Prohibited Transfer, the corporation through its Secretary or any assistant Secretary shall demand that the Purported Transferee (or any other member of the Purported Transferee Group) surrender to the Trustee the certificates representing the Excess Stock or any resale proceeds therefrom, and any Prohibited Distributions or other dividends or distributions received thereon, and if such surrender is not made within twenty (20) business days from the date of such demand, the corporation shall institute legal proceedings to compel such surrender and for compensatory damages on account of any failure to take such actions; provided, however, that nothing in this Section H shall preclude the corporation in its discretion from immediately bringing legal proceedings without a prior demand, and also provided that failure of the corporation to act within the time periods set out in this section shall not constitute a waiver of any right of the corporation to compel any transfer required hereby. Upon a determination by the Board of Directors that there has been or is threatened a Prohibited Transfer, the Board of Directors may authorize such additional action as its deems advisable to give effect to the Restrictions, including, without limitation, refusing to give effect on the books of the Company to any such purported Prohibited Transfer or instituting proceedings to enjoin any such purported Prohibited Transfer. Nothing contained in the Restrictions shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the corporation and the interests of the holders of its securities in preserving the Income Tax Net Operating Loss Carryover, including, but not limited to, refusing to give effect to any Prohibited Transfer or other action on the books of the corporation or instituting proceedings to enjoin any Prohibited Transfer or other action; provided, however, that any

Prohibited Transfer shall nevertheless result in the consequences otherwise described in the Restrictions.

         (i) Board Authority to Interpret. The Board of Directors shall have the authority to interpret the provisions of the Restrictions for the purpose of protecting the Income Tax Net Operating Loss Carryover. Any such interpretation shall be final and binding on any Person who Owns or purports to acquire Ownership of Stock.

         (j) Damages. Any person who knowingly violates the Restrictions, and any persons controlling, controlled by or under common control with such a person, shall be jointly and several liable to the corporation for, and shall indemnify and hold the corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the corporation's ability to utilize its Income Tax Net Operating Loss Carryover, and attorneys' and accountants' fees incurred in connection with such violation.

         (k) Severability. If any part of the Restrictions is judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the Restrictions, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the corporation to utilize to the greatest extent possible the Income Tax Operating Loss Carryover.

         (l) Effect on Stock Exchange Transactions. Nothing in the Restrictions shall preclude the settlement of a transaction entered into through the facilities of Nasdaq. The Stock that is the subject of such transaction shall continue to be subject to the terms and Restrictions after such settlement.

         (m)  Definitions:

                                  "Charitable Beneficiary" shall mean one or
         more organizations described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code designated in writing by the corporation.

                                  "Code" shall mean the Internal Revenue Code
         of 1986, as amended and as it may be amended from time to time hereafter.

                                  "Common Stock" shall mean the common stock of
         the Corporation, $0.01 par value per share.

                                  "Control" shall mean the possession, direct
         or indirect, of the power to direct or cause the direction of the management, policies or decisions of a Person, whether through the ownership of voting securities, by contract, family relationship or otherwise. The terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. A Person shall be deemed to control or be under common control with a Purported Transferee if the Excess Stock Owned by such Person is treated as Owned by the Purported Transferee by virtue of the family attribution rules of Section 318 of the Code.

                                  "5% Shareholder" shall mean any Person or
         Public Group who is a "5-percent shareholder" of the corporation within the meaning of Section 382, substituting "4.9 percent" for "5 percent" each place it appears therein.

                                  "Income Tax Net Operating Loss Carryover"
         shall mean the net operating loss, capital loss, net unrealized built-in loss, general business credit, alternative minimum tax credit, foreign tax credit and any other carryovers or losses as determined for United States federal income tax purposes that are or could become subject to limitation under Section 382, and to which the corporation is entitled under the Code and Regulations, at any time during which the Restrictions are in force.

                                  "IP Delaware" shall mean Insurance Partners,
         L.P., a Delaware limited partnership.

                                  "IP Bermuda" shall mean Insurance Partners
         Offshore (Bermuda), L.P., a Bermuda limited partnership.

                                  "Limit" shall mean 4.9 Percent of the Stock.

                                  "Option" shall mean any interest that could
         give rise to the Ownership of Stock and that is an option, contract, warrant, convertible instrument, put, call, stock subject to a risk of forfeiture, pledge of stock or any interest that is similar to any of such interests or any other interest that would be treated, under paragraph (d)(9) of Treasury Regulation Section 1.382-4, in the same manner as an option, whether or not any of such interests is subject to contingencies.

                                  "Own," and all derivations of the word "Own,"
         shall mean any direct or indirect, actual or beneficial interest, including, except as otherwise provided, a constructive ownership interest under the attribution rules (including the option attribution rules) of Section 382. In determining whether a Person Owns an amount of Stock in excess of the Limit, Options Owned by such Person (or other Persons whose Ownership of Stock is or would be attributable under Section 382 to such Person) shall be treated as exercised (and the Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Stock that would be acquired if such Options owned by other Persons were exercised shall be treated as not outstanding), in each case without regard to whether such treatment would result in an ownership change within the meaning of Section 382. In determining whether a Transfer that is an exercise, conversion or similar transaction with respect to an Option increases the Percentage Ownership of Stock of any Person or Public Group, such Option shall be treated as if it were not Owned by such Person immediately prior to such Transfer.

                                  "Percent," "Percentage" or "%" shall mean
         percent or percentage by value.

                                  "Person" shall mean any individual (other
         than a Public Group treated as an individual under Section 382) or any "entity" as that term is defined in Regulations Section 1.382-3(a).

                                  "Public Group" shall have the meaning
         assigned to such term in the applicable Regulations under Section 382.

                                  "Purported Transferee" shall mean a Person or
         Public Group who acquires Ownership of Excess Stock in a Prohibited Transfer or, except as otherwise provided in the Restrictions, any subsequent transferee of such Excess Stock.

                                  "Purported Transferor" shall mean a Person
         who Transfers Excess Stock in a Prohibited Transfer.

                                  "Regulations" shall mean Treasury
         Regulations, including proposed or temporary regulations, promulgated under the Code, as the same may be amended from time to time. References herein to specific provisions of temporary Regulations shall include the analogous provisions of final Regulations or other successor Regulations.

                                  "Restriction Effective Date" shall mean the
         date of the closing of the purchase of 2,390,438 shares of Common Stock by IP Delaware, IP Bermuda and the Subscribing Stockholders pursuant to the Stock Purchase Agreement.

                                  "Restriction Termination Date" shall mean the
         earliest to occur of (a) the end of the thirty-sixth (36th) month following the Restriction Effective Date, (b) the first day of the first taxable year following the taxable year (or years) in which the Income Tax Net Operating Loss Carryover has been reduced to zero, or
         (c) the date upon which the Board of Directors has determined that there has been a change in law (including but not limited to the repeal of Section 382 without a successor provision that places restrictions on the Income Tax Net Operating Loss Carryover based on changes of ownership of the corporation's Stock similar to Section 382) eliminating the need for the Restrictions in order to preserve the corporation's ability to utilize the Income Tax Net Operating Loss Carryover.

                                  "Restrictions" shall mean the restrictions on
         the Transfer and Ownership of Stock as set forth in this Article VI.

                                  "Section 382" shall mean Section 382 of the
         Code and the Regulations promulgated thereunder, and any successor statute and regulations.

                                  "Stock" shall mean the Common Stock and any
         interest in the corporation that would be treated as stock under
         Section 382, without regard to clauses (ii)(B) and (iii)(B) of paragraph (f)(18) of Temporary Treasury Regulation Section 1.382-2T (but only if, in determining the Ownership by any Person of Stock, the uniform treatment of such interest as Stock or as not Stock, as the case may be, would increase such Person's Percentage Ownership of Stock), and shall also include any Stock the ownership of which may be acquired by the exercise of an Option.

                                  "Stock Purchase Agreement" shall mean that
         Stock Purchase Agreement among the corporation, IP Delaware, IP Bermuda, TJS and the Subscribing Stockholders, dated as of September 17, 1996.

                                  "Subscribing Stockholders" shall mean those
         individuals who execute the subscription agreements attached to the Stock Purchase Agreement as exhibits thereto.

                                  "Transfer" shall mean any direct or indirect
         acquisition or disposition of stock, whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, pledge, inheritance, gift, mortgage, the creation of any security interest in, or lien or encumbrance upon, or any other acquisition or disposition of any kind and in any manner, whether voluntary or involuntary, knowing or unknowing, by operation of law or otherwise. Notwithstanding any understandings or agreements to which an Owner of Stock is a party, any arrangement, the effect of which is to transfer any or all of the rights arising from Ownership of Stock, shall be treated as a Transfer. A Transfer shall also include (i) a transfer of an interest in an entity and a change in the relationship between two or more Persons that results in a change in the Ownership of Stock and (ii) the creation, grant, exercise, conversion, Transfer or other disposition of or with respect to an Option, regardless of whether such Option previously had been treated as exercised or converted for any other purpose.

                                  "Transfer Agent" means the Person responsible
         for maintaining the books and records in which are recorded the ownership and transfer of shares of Stock or any Person engaged by the corporation for the purpose of fulfilling the duties required to be fulfilled by the Transfer Agent hereunder.

                                  "Trustee" means the trustee of the trust
         appointed by the corporation, provided that the Trustee shall be a Person unaffiliated with the corporation, any 5% Shareholder, and any Person purchasing or disposing of Stock in a Prohibited Transfer.


                                   *   *   *

                                    ANNEX E

                          AGREEMENT AND PLAN OF MERGER
                                    BETWEEN
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                           A CALIFORNIA CORPORATION,
                                      AND
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.,
                             A DELAWARE CORPORATION



         THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") is entered into as of this __ day of ______________, 1996 by and between Superior National Insurance Group, Inc., a California corporation ("Merging Corporation"), and Superior National Insurance Group, Inc., a Delaware corporation ("Surviving Corporation").

         1. Merging Corporation is authorized to issue 25,000,000 shares of common stock, no par value (the "Merging Corporation Common Stock"). As of the date hereof, there are _______________ shares of Merging Corporation Common Stock outstanding.

         2. Surviving Corporation is authorized to issue 25,000,000 shares of common stock, $.01 par value (the "Surviving Corporation Common Stock"). As of the date hereof, one share of Surviving Corporation Common Stock is outstanding.

         3. Merging Corporation shall be merged with and into Surviving Corporation (the "Merger") in accordance with the California General Corporation Law and the General Corporation Law of the State of Delaware and on the terms and conditions hereinafter set forth. At the Effective Time of the Merger (as hereinafter defined), the separate existence of Merging Corporation shall cease, Surviving Corporation shall be the surviving corporation and Surviving Corporation shall succeed, without other transfer, to all the rights and property of Merging Corporation and shall be subject to all the debts and liabilities thereof in the same manner as if Surviving Corporation had itself incurred them. All rights of creditors and all liens put on the property of each corporation shall be preserved unimpaired; provided that such liens upon property of Merging Corporation shall be limited to the property affected thereby immediately prior to the Effective Time of the Merger.

         4. At the Effective Time of the Merger, each share of Merging Corporation Common Stock outstanding immediately prior to the Effective Time of the Merger (collectively, the "Shares") shall be converted into one (1) share of Surviving Corporation Common Stock.

         5. The conversion of Shares as provided in this Agreement shall occur automatically upon the Effective Time of the Merger without action by the holders thereof.

Each holder of such Shares thereupon shall surrender his certificate or certificates to Surviving Corporation and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which his Shares theretofore represented by a certificate or certificates so surrendered shall have been converted as aforesaid.

         6. As of the Effective Time of the Merger, Surviving Corporation will assume and continue Merging Corporation's 1995 Stock Incentive Plan,
(the "1993 Plan") and 1986 Non-Statutory Stock Option and 1986 Non-Statutory Stock Purchase Plan, and (i) the outstanding and unexercised portions of all options to buy Common Stock of Merging Corporation shall become options to purchase the same number of shares of Common Stock of Surviving Corporation, with no other changes in the terms and conditions of such options, including exercise prices, and, as of the Effective Time of the Merger, Surviving Corporation hereby assumes the outstanding and unexercised portions of such options and the obligations of Merging Corporation with respect thereto and
(ii) the restricted shares of Common Stock of Merging Corporation granted under the 1995 Plan to which the restrictions have not lapsed shall become the same number of restricted shares of Common Stock of Surviving Corporation, with no other changes in the terms and conditions of such grants, and, as of the Effective Time of the Merger, Surviving Corporation hereby assumes the portions of such grants to which the restrictions have not lapsed and the obligations of Merging Corporation with respect thereto.


         7. As of the Effective Time of the Merger, Surviving Corporation will assume all obligations under all outstanding warrants and other rights to purchase shares of Common Stock of Merging Corporation, and the outstanding but unexercised portions of all such warrants or other rights to purchase Common Stock of Merging Corporation shall represent the right to acquire the same number of shares of Common Stock of Surviving Corporation, with no other changes in the terms and conditions of such warrants and other rights, including exercise prices.

         8. As of the Effective Time of the Merger, Surviving Corporation will assume all obligations under all outstanding voting notes of Merging Corporation, and the outstanding principal amount of such voting notes of Merging Corporation shall represent the obligation of Surviving Corporation, with no other changes in the terms and conditions of such voting notes, with all voting rights of the holders thereof in effect with respect to the Surviving Corporation.

         9. The Certificate of Incorporation and Bylaws of Surviving Corporation as in effect at the Effective Time of the Merger shall continue to be the Certificate of Incorporation and Bylaws of Surviving Corporation after consummation of the Merger.

         10. From time to time as and when required by Surviving Corporation or its successors or assigns, there shall be executed and delivered on behalf of Merging Corporation such deeds and other instruments, and there shall be taken or caused to be taken such further and other actions as shall be appropriate or necessary in order to vest or perfect in or to confirm in record or otherwise in Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Merging Corporation, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Surviving Corporation are fully authorized in the name and on behalf of Merging Corporation or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

         11. Prior to the filing of this Merger Agreement with the Secretary of Sate of the State of California and with the Secretary of State of the State of Delaware, this Merger Agreement may be amended or terminated by written agreement of the boards of directors of Merging Corporation and Surviving Corporation, or by their respective officers authorized by such boards of directors, notwithstanding approval of this Merger Agreement by the shareholders of Merging Corporation. In furtherance and not in limitation of the foregoing, this Merger Agreement may be terminated by resolution of the Board of Directors of the Merging Corporation if the conditions which have made this Merger advisible no longer exist.

         12. The effective date of the Merger is ___________________, 1996 (the "Effective Time of the Merger").

         13. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed as of the date first above written.


                          MERGING CORPORATION:

                          SUPERIOR NATIONAL INSURANCE GROUP, INC.
                          a California corporation


                                  By:
                                           ----------------------------------
                                           William L. Gentz
                                           President
Attest:



----------------------------------
Robert E. Nagle
Secretary

                          SURVIVING CORPORATION:

                          SUPERIOR NATIONAL INSURANCE GROUP, INC., a Delaware corporation


                                  By:
                                           ----------------------------------
                                           William L. Gentz
                                           President
Attest:



----------------------------------
Robert E. Nagle
Secretary

                                    ANNEX F

                          CERTIFICATE OF INCORPORATION
                                       OF
                    SUPERIOR NATIONAL INSURANCE GROUP, INC.


         I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

         FIRST. The name of the corporation is Superior National Insurance Group, Inc. (the "Corporation").

         SECOND. The address of the Corporation's registered office in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is RL&F Service Corp.

         THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is twenty-five million (25,000,000.00). All such shares are to be common stock, par value of $.01 per share (the "Common Stock"), and are to be of one class.

         FIFTH. (a) Each holder of the Corporation's 14.5% Senior Subordinated Voting Notes due April 1, 2002 (the "Special Voting Notes") issued pursuant to the Note Purchase Agreement dated March 31, 1992 (the "Note Purchase Agreement") shall be entitled to vote only for the election or removal of directors to (or from) the board of directors of the Corporation (the "Board"), and shall have that number of votes arrived at by the following calculations:
(i) dividing the principal amount of the Special Voting Note held by a particular holder by the total principal amount of all outstanding Special Voting Notes; and (ii) multiplying the result of (i) by the total number of shares of this Corporation's Common Stock issuable upon exercise of all the warrants issued pursuant to the Note Purchase Agreement and outstanding on the record date for any vote of this Corporation's shareholders for the election or removal of directors. To the extent of this limited right to vote granted to holders of the Special Voting Notes, the holders of the Common Stock and of the Special Voting Notes shall vote together and not as separate classes.

         (b) The terms of paragraph (a) of article FIFTH may not be amended without the approval of the holders of the Special Voting Notes then outstanding, voting as a separate class.

         (c) The Board of Directors shall consist of nine (9) members unless changed by an amendment to the Certificate of Incorporation. Any change in the authorized number of directors or the provisions regarding the election of directors shall require the affirmative vote of the majority of the outstanding Special Voting Notes, voting as a separate class.

         It is proposed that the Certificate of Incorporation read "eleven (11) members" if such change in number is approved by the shareholders at the Special Meeting.

         SIXTH. (a) Prohibited Transfer; Excess Stock. Except as provided in Section F, until the Restriction Termination Date, any attempted direct or indirect Transfer of Stock shall be deemed a "Prohibited Transfer" if (i) such Transfer would increase the Percentage of Stock Owned by any Person that (or by any person whose Stock is or by virtue of such Transfer would be attributed to any Person that), either after giving effect to the attribution rules (including the option attribution rules) of Section 382 or without regard to such attribution rules, Owns, by virtue of such Transfer would Own, or has at any time since the period beginning three years prior to the date of such Transfer Owned, Stock in excess of the Limit, or (ii) such Transfer would cause an "ownership change" of the corporation within the meaning of Section 382. Except at otherwise provided in Section E, the Stock or Option sought to be Transferred in the Prohibited Transfer shall be deemed "Excess Stock."

         (b) Transfer of Excess Stock to Transferee. Except as otherwise provided in Section E, a Prohibited Transfer shall be void ab initio as to the Purported Transferee in the Prohibited Transfer and such Purported Transferee shall not be recognized as the owner of the Excess Stock for any purpose and shall not be entitled to any rights as a stockholder of the corporation arising from the ownership of Excess Stock, including, but not limited to, the right to vote such Excess Stock or to receive dividends or other distributions in respect thereof or, in the case of Options, to receive Stock in respect of their exercise. Any Excess Stock shall automatically be transferred to the Trustee in trust for the benefit of the Charitable Beneficiary, effective as of the close of business on the business day prior to the date of the Prohibited Transfer; provided, however, that if the transfer to the trust is deemed ineffective for any reason, such Excess Stock shall nevertheless be deemed to have been automatically transferred to the person selected as the Trustee at such time, and such person shall have rights consistent with those of the Trustee as described in this section and in Section C below. Any dividend or other distribution with respect to such Excess Stock paid prior to the discovery by the corporation that the Excess Stock has been transferred to the Trustee ("Prohibited Distributions") shall be deemed to be held by the Purported Transferee as agent for the Trustee, and shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee. Any vote cast by a Purported Transferee with respect to Excess Stock prior to the discovery by the corporation that the Excess Stock has been transferred to the Trustee will be rescinded as void and shall be recast in accordance with the desires of the Trustee acting for the sole benefit of the Charitable Beneficiary. The Purported Transferee and any other Person holding certificates representing Excess Stock shall immediately surrender such certificates to the Trustee. The Trustee shall have all the rights of the owner of the Excess Stock, including the right to vote, to receive dividends or other distributions, and to receive proceeds from liquidation, which rights shall be exercised for the sole benefit of the Charitable Beneficiary.

         (c) Disposition of Excess Stock. As soon as practicable following receipt of notice from the corporation that Excess Stock has been transferred to the Trustee, the Trustee shall take such actions as it deems necessary to dispose of the Excess Stock in an arm's-length transaction that would not constitute a Prohibited Transfer. Upon the disposition of such Excess Stock,
(i) the interest of the Charitable Beneficiary in the Excess Stock shall terminate, and (ii) the Trustee shall distribute the net proceeds of the sale as follows: (a) the Purported Transferee shall receive an amount of the net proceeds of such sale not to exceed the Purported Transferee's cost incurred to acquire such Excess Stock, or, if such Excess Stock was Transferred for less than fair market value on the date of the Prohibited Transfer, the fair market value of the Excess Stock on the date of the Prohibited Transfer, in each case less all costs incurred by the corporation, the Trustee and the Transfer Agent in enforcing the Restrictions, and (b) the Charitable Beneficiary shall receive the balance of the net proceeds from the sale of the Excess Stock, if any, together with any Prohibited Distributions received from the Purported Transferee and any other distributions with respect to such Excess Stock while such Stock was held by the Trustee. In the event the Purported Transferee has disposed of the Excess Stock and distributed the proceeds and other amounts otherwise than in accordance with this section, then (w) such Purported Transferee shall be deemed to have disposed of such Excess Stock as an agent for the Trustee, (x) such Purported Transferee shall be deemed to hold such proceeds and any Prohibited Distributions as an agent for the Trustee, (y) such Purported Transferee shall be required to return to the Trustee the proceeds from such sale, together with any Prohibited Distributions theretofore received by the Purported Transferee with respect to such Excess Stock, provided that upon receipt of written permission from the Trustee, the Purported Transferee will be entitled to retain an amount of such sale proceeds not to exceed the amount that such purported Transferee would have received from the Trustee if the Trustee had obtained and resold the Excess Stock, and (z) the Trustee shall transfer any remaining proceeds to the Charitable Beneficiary. Neither the Trustee, the corporation, the Purported Transferee nor any other party shall claim an income tax deduction with respect to any transfer to the Charitable Beneficiary and neither the Trustee nor the corporation shall benefit in any way from the enforcement of the Restrictions, except insofar as these restrictions protect the corporation's Income Tax Net Operating Loss Carryover. Neither the Trustee, the corporation nor the Transfer Agent shall have any liability to any Person for any loss arising from or related to a Prohibited Transfer.

         (d) Transfer Agent's Rights and Responsibilities. The Transfer Agent shall not register any Transfer of Stock on the corporation's stock transfer records if it has knowledge that such Transfer is a Prohibited Transfer. The Transfer Agent shall have the right, prior and as a condition to registering any Transfer of Stock on the corporation's stock transfer records, to request any transferee of the Stock to submit an affidavit, on a form agreed to by the Transfer Agent and the corporation, stating the number of shares of each class of Stock Owned by the transferee (and by Persons who would Own the transferee's Stock) before the proposed Transfer and that would, if effect were given to the proposed Transfer, be Owned by the transferee (and by Persons who would Own the prospective Transferee's Stock) after the proposed Transfer. If either (i) the Transfer Agent does not receive such affidavit, or (ii) such affidavit evidences that the Transfer was a Prohibited Transfer, the Transfer Agent shall notify the corporation and shall not enter the Prohibited Transfer into the corporation's stock transfer records, and the Trustee, the corporation and the Transfer Agent shall take such steps as provided in the Restrictions in order to dispose of the Excess Stock purportedly Owned by such Purported Transferee. If the Transfer Agent, for whatever reason, enters a Prohibited Transfer in the corporation's stock transfer records, such Transfer shall be nonetheless void ab initio and shall have no force and effect, in accordance with the Restrictions, and the corporation's stock transfer records shall be revised to so provide.

         (e) Certain Indirect Prohibited Transfers. In the event a Transfer would be a Prohibited Transfer as a result of attribution to the Purported Transferee of the Ownership of Stock by a person (an "Other Person") who is not controlling, controlled by or under common control with the Purported Transferee, which Ownership is nevertheless attributed to the Purported Transferee, the Restrictions shall not apply in a manner that would invalidate any Transfer to such Other Person, and the Purported Transferee and any Persons controlling, controlled by or under common control with the Purported Transferee (collectively, the "Purported Transferee Group") shall automatically be deemed to have transferred to the Trustee at the time and in a manner consistent with Section B hereof, sufficient Stock (which Stock shall (i) consist only of Stock held legally or beneficially, whether directly or indirectly, by any member of the Purported Transferee Group, but not Stock held through any Other Person, other than shares held through a Person acting as agent or fiduciary for any member of the Purported Transferee Group, (ii) be deemed transferred to the Trustee, in the inverse order in which it was acquired by members of the Purported Transferee Group, and (iii) be treated as Excess Stock) to cause the Purported Transferee, following such transfer to the Trustee, not to be in violation of the Restrictions; provided, however, that to the extent the foregoing provisions of this Section E would not be effective to prevent a Prohibited Transfer, the Restrictions shall apply to such other Stock Owned by the Purported Transferred (including Stock actually owned by Other Persons), in a manner designed to minimize the amount of Stock subject to the Restrictions or as otherwise determined by the Board of Directors to be necessary to prevent a Prohibited Transfer (which Stock shall be treated as Excess Stock).

         (f)  Exceptions.  The term "Prohibited Transfer" shall not include:
(i) the original issuance of Common Stock pursuant to the Stock Purchase Agreement, (ii) any Transfer described in Section 382(1)(3)(B) of the Code (relating to transfers upon death or divorce and certain gifts) if all Persons who would Own the Stock Transferred would be treated for purposes of Section 382 as having Owned such Stock at all times beginning more than three (3) years prior to the date of the Transfer, and (iii) any Transfer with respect to which the Person who would otherwise be the Purported Transferee obtains or is granted the prior written approval of the Board of Directors of the corporation, which approval shall be granted in its sole and absolute discretion after considering all facts and circumstances, including but not limited to future events the occurrence of which are deemed by the Board of Directors of the corporation to be reasonably possible.

         (g) Legend. All certificates or other instruments evidencing Ownership of Stock shall bear a conspicuous legend describing the restrictions. The Board of Directors shall take such actions as it deems necessary to substitute certificates evidencing ownership of Stock and bearing such legend for certificates not bearing such legend.

         (h) Prompt Enforcement; Further Actions. As soon as practicable and within thirty (30) business days of learning of a purported Prohibited Transfer, the corporation through its Secretary or any assistant Secretary shall demand that the Purported Transferee (or any other member of the Purported Transferee Group) surrender to the Trustee the certificates representing the Excess Stock or any resale proceeds therefrom, and any Prohibited Distributions or other dividends or distributions received thereon, and if such surrender is not made within twenty (20) business days from the date of such demand, the corporation shall institute legal proceedings to compel such surrender and for compensatory damages on account of any failure to take such actions; provided, however, that nothing in this Section H shall preclude the corporation in its discretion from immediately bringing legal proceedings without a prior demand, and also provided that failure of the corporation to act within the time periods set out in this section shall not constitute a waiver of any right of the corporation to compel any transfer required hereby. Upon a determination by the Board of Directors that there has been or is threatened a Prohibited Transfer, the Board of Directors may authorize such additional action as its deems advisable to give effect to the Restrictions, including, without limitation, refusing to give effect on the books of the Company to any such purported Prohibited Transfer or instituting proceedings to enjoin any such purported Prohibited Transfer. Nothing contained in the Restrictions shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the corporation and the interests of the holders of its securities in preserving the Income Tax Net Operating Loss Carryover, including, but not limited to, refusing to give effect to any Prohibited Transfer or other action on the books of the corporation or instituting proceedings to enjoin any Prohibited Transfer or other action; provided, however, that any Prohibited Transfer shall nevertheless result in the consequences otherwise described in the Restrictions.

         (i) Board Authority to Interpret. The Board of Directors shall have the authority to interpret the provisions of the Restrictions for the purpose of protecting the Income Tax Net Operating Loss Carryover. Any such interpretation shall be final and binding on any Person who Owns or purports to acquire Ownership of Stock.

         (j) Damages. Any person who knowingly violates the Restrictions, and any persons controlling, controlled by or under common control with such a person, shall be jointly and several liable to the corporation for, and shall indemnify and hold the corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the corporation's ability to utilize its Income Tax Net Operating Loss Carryover, and attorneys' and accountants' fees incurred in connection with such violation.

         (k) Severability. If any part of the Restrictions is judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the Restrictions, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the corporation to utilize to the greatest extent possible the Income Tax Operating Loss Carryover.

         (l) Effect on Stock Exchange Transactions. Nothing in the Restrictions shall preclude the settlement of a transaction entered into through the facilities of Nasdaq. The Stock that is the subject of such transaction shall continue to be subject to the terms and Restrictions after such settlement.

         (m)  Definitions:

                                  "Charitable Beneficiary" shall mean one or
         more organizations described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code designated in writing by the corporation.

                                  "Code" shall mean the Internal Revenue Code
         of 1986, as amended and as it may be amended from time to time hereafter.

                                  "Common Stock" shall mean the common stock of
         the Corporation, $0.01 par value per share.

                                  "Control" shall mean the possession, direct
         or indirect, of the power to direct or cause the direction of the management, policies or decisions of a Person, whether through the ownership of voting securities, by contract, family relationship or otherwise. The terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. A Person shall be deemed to control or be under common control with a Purported Transferee if the Excess Stock Owned by such Person is treated as Owned by the Purported Transferee by virtue of the family attribution rules of Section 318 of the Code.

                                  "5% Shareholder" shall mean any Person or
         Public Group who is a "5-percent shareholder" of the corporation within the meaning of Section 382, substituting "4.9 percent" for "5 percent" each place it appears therein.

                                  "Income Tax Net Operating Loss Carryover"
         shall mean the net operating loss, capital loss, net unrealized built-in loss, general business credit, alternative minimum tax credit, foreign tax credit and any other carryovers or losses as determined for United States federal income tax purposes that are or could become subject to limitation under Section 382, and to which the corporation is entitled under the Code and Regulations, at any time during which the Restrictions are in force.

                                  "IP Delaware" shall mean Insurance Partners,
         L.P., a Delaware limited partnership.

                                  "IP Bermuda" shall mean Insurance Partners
         Offshore (Bermuda), L.P., a Bermuda limited partnership.

                                  "Limit" shall mean 4.9 Percent of the Stock.

                                  "Option" shall mean any interest that could
         give rise to the Ownership of Stock and that is an option, contract, warrant, convertible instrument, put, call, stock subject to a risk of forfeiture, pledge of stock or any interest that is similar to any of such interests or any other interest that would be treated, under paragraph (d)(9) of Treasury Regulation Section 1.382-4, in the same manner as an option, whether or not any of such interests is subject to contingencies.

                                  "Own," and all derivations of the word "Own,"
         shall mean any direct or indirect, actual or beneficial interest, including, except as otherwise provided, a constructive ownership interest under the attribution rules (including the option attribution rules) of Section 382. In determining whether a Person Owns an amount of Stock in excess of the Limit, Options Owned by such Person (or other Persons whose Ownership of Stock is or would be attributable under Section 382 to such Person) shall be treated as exercised (and the Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Stock that would be acquired by such exercise as outstanding) and Options Owned by other Persons shall be treated as not exercised (and the Stock that would be acquired if such Options owned by other Persons were exercised shall be treated as not outstanding), in each case without regard to whether such treatment would result in an ownership change within the meaning of Section 382. In determining whether a Transfer that is an exercise, conversion or similar transaction with respect to an Option increases the Percentage Ownership of Stock of any Person or Public Group, such Option shall be treated as if it were not Owned by such Person immediately prior to such Transfer.

                                  "Percent," "Percentage" or "%" shall mean
         percent or percentage by value.

                                  "Person" shall mean any individual (other
         than a Public Group treated as an individual under Section 382) or any "entity" as that term is defined in Regulations Section 1.382-3(a).

                                  "Public Group" shall have the meaning
         assigned to such term in the applicable Regulations under Section 382.

                                  "Purported Transferee" shall mean a Person or
         Public Group who acquires Ownership of Excess Stock in a Prohibited Transfer or, except as otherwise provided in the Restrictions, any subsequent transferee of such Excess Stock.

                                  "Purported Transferor" shall mean a Person
         who Transfers Excess Stock in a Prohibited Transfer.

                                  "Regulations" shall mean Treasury
         Regulations, including proposed or temporary regulations, promulgated under the Code, as the same may be amended from time to time. References herein to specific provisions of temporary Regulations shall include the analogous provisions of final Regulations or other successor Regulations.

                                  "Restriction Effective Date" shall mean the
         date of the closing of the purchase of 2,390,438 shares of Common Stock by IP Delaware, IP Bermuda and the Subscribing Stockholders pursuant to the Stock Purchase Agreement.

                                  "Restriction Termination Date" shall mean the
         earliest to occur of (a) the end of the thirty-sixth (36th) month following the Restriction Effective Date, (b) the first day of the first taxable year following the taxable year (or years) in which the Income Tax Net Operating Loss Carryover has been reduced to zero, or
         (c) the date upon which the Board of Directors has determined that there has been a change in law (including but not limited to the repeal of Section 382 without a successor provision that places restrictions on the Income Tax Net Operating Loss Carryover based on changes of ownership of the corporation's Stock similar to Section
         382) eliminating the need for the Restrictions in order to preserve the corporation's ability to utilize the Income Tax Net Operating Loss Carryover.

                                  "Restrictions" shall mean the restrictions on
         the Transfer and Ownership of Stock as set forth in this Article VI.

                                  "Section 382" shall mean Section 382 of the
         Code and the Regulations promulgated thereunder, and any successor statute and regulations.

                                  "Stock" shall mean the Common Stock and any
         interest in the corporation that would be treated as stock under
         Section 382, without regard to clauses (ii)(B) and (iii)(B) of paragraph (f)(18) of Temporary Treasury Regulation Section 1.382-2T (but only if, in determining the Ownership by any Person of Stock, the uniform treatment of such interest as Stock or as not Stock, as the case may be, would increase such Person's Percentage Ownership of Stock), and shall also include any Stock the ownership of which may be acquired by the exercise of an Option.

                                  "Stock Purchase Agreement" shall mean
                 that Stock Purchase Agreement among the corporation, IP Delaware, IP Bermuda, TJS and the Subscribing Stockholders, dated as of September 17, 1996.

                                  "Subscribing Stockholders" shall mean those
         individuals who execute the subscription agreements attached to the Stock Purchase Agreement as exhibits thereto.


                                  "Transfer" shall mean any direct or indirect
         acquisition or disposition of stock, whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, pledge, inheritance, gift, mortgage, the creation of any security interest in, or lien or encumbrance upon, or any other acquisition or disposition of any kind and in any manner, whether voluntary or involuntary, knowing or unknowing, by operation of law or otherwise. Notwithstanding any understandings or agreements to which an Owner of Stock is a party, any arrangement, the effect of which is to transfer any or all of the rights arising from Ownership of Stock, shall be treated as a Transfer. A Transfer shall also include (i) a transfer of an interest in an entity and a change in the relationship between two or more Persons that results in a change in the Ownership of Stock and (ii) the creation, grant, exercise, conversion, Transfer or other disposition of or with respect to an Option, regardless of whether such Option previously had been treated as exercised or converted for any other purpose.

                                  "Transfer Agent" means the Person responsible
         for maintaining the books and records in which are recorded the ownership and transfer of shares of Stock or any Person engaged by the corporation for the purpose of fulfilling the duties required to be fulfilled by the Transfer Agent hereunder.

                                  "Trustee" means the trustee of the trust
         appointed by the corporation, provided that the Trustee shall be a Person unaffiliated with the corporation, any 5% Shareholder, and any Person purchasing or disposing of Stock in a Prohibited Transfer.

         SEVENTH. The holders of the Special Voting Notes and the Common Stock, voting together as a single class, shall be entitled at all elections of directors to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he or she may see fit. The holders of the Common Stock shall be entitled to one vote for each share upon all other matters.

         EIGHTH. The incorporator of the Corporation is C. Stephen Bigler, P.O Box 551, Wilmington, DE 19899.

         NINTH. Unless and except to the extent that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

         TENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise.

         ELEVENTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

         TWELFTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

         The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed on _____________, 1996.



                                  _________________________________
                                  C. Stephen Bigler
                                  Incorporator

                                    ANNEX G

                                    BY-LAWS

                                       OF

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.
                    ---------------------------------------

                                   ARTICLE I

                                  Stockholders


         Section 1.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 1.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, any officer of the Corporation or by ten percent (10%) of the stockholders.

         Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these by-laws, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

         Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 1.5. Quorum. Except as otherwise provided by law, the certificate of incorporation or these by-laws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 1.7. Voting; Proxies. Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or these by-laws, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon.

         Section 1.8.  Notice of Stockholder Business and Nominations.

                 (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 1.3 of these By-laws, (b) by or at the direction of the Chairman of the Board of Directors or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice





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procedures set forth in clauses (2) and (3) of this paragraph (A) of this
By-law and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

                          (2)     For nominations or other business to be
properly brought before an annual meeting by a stockholder pursuant to clause
(c) of paragraph (A)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meetings if first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and or record by such stockholder and such beneficial owner.

                          (3)     Notwithstanding anything in the second
sentence of paragraph (A)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                 (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 1.3 of these By-laws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's





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notice of meeting (a) by or at the direction of the Board of Directors or (b)
by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this By-law and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice as required by paragraph (A)(2) of this By-law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                 (C)      General.

                          (1)     Only persons who are nominated in accordance
with the procedures set forth in this By-law shall be eligible to serve as director and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. Except as otherwise provided by law, the Certificate of Incorporation or these By- laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this By-law and, if any proposed nomination or business is not compliance with this By-law, to declare that such defective proposal or nomination shall disregarded.

                          (2)     For purposes of this By-law, "public
announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                          (3)     Notwithstanding the foregoing provisions of
this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         Section 1.9. Fixing Date for Determination of Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the





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Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 1.10. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 1.11.  Consent of Stockholders in Lieu of Meeting.

                 (a) Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special





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
meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting for the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt request.

                 (b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty
(60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in paragraph (c) of this Section.

                 (c) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten
(10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with paragraphs (a) and (b) of this Section. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

                 (d) Within five (5) business days after receipt of the earliest dated consent delivered to the Corporation in the manner provided in this Section, the Corporation, shall retain nationally recognized independent inspectors of elections for the purposes of performing a ministerial review of the validity of consents and any revocations thereof. The cost of retaining inspectors of election shall be borne by the Corporation.

                 (e) At any time that stockholders soliciting consents in writing to corporate action have a good faith belief that the requisite number of valid and unrevoked consents to





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authorize or take the action specified has been received by them, the consents shall be delivered by the soliciting stockholders of the Corporation's registered office in the State of Delaware or principal place of business or to the Secretary of the Corporation, together with a certificate stating their belief that the requisite number of valid and unrevoked consents has been received as of a specific date, which date shall be identified in the certificate. In the event that delivery shall be made to the Corporation's registered office in Delaware, such delivery shall be made by hand or by certified or registered mail, return receipt requested. Upon receipt of such consents, the Corporation shall cause the consents to be delivered promptly to the inspectors of election. The Corporation also shall deliver promptly to the inspectors of election any revocations of consents in its possession, custody or control as of the time of receipt of the consents.

                 (f) As promptly as practicable after the consents and revocations are received by them, the inspectors of election shall issue a preliminary report to the Corporation stating: (i) the number of shares represented by valid and unrevoked consents; (ii) the number of shares represented by invalid consents; (iii) the number of shares represented by invalid revocations; and (iv) the number of shares entitled to submit consents as of the record date. Unless the Corporation and the soliciting stockholders agree to a shorter or longer period, the Corporation and the soliciting stockholders shall have five (5) days to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report. If no timely written notice of an intention to challenge the preliminary report is received, the inspectors shall certify the preliminary report (as corrected or modified by virtue or the detection by the inspectors of clerical errors) as their final report and deliver it to the Corporation. If the Corporation or the soliciting stockholders give timely written notice of an intention to challenge the preliminary report, a challenge session shall be scheduled by the inspectors as promptly as practicable. A transcript of the challenge session shall be recorded by a certified court reporter. Following completion of the challenge session, the inspectors shall issue as promptly as practicable their final report and deliver it to the Corporation. A copy of the final report shall be included in the book in which the proceedings of meetings of stockholders are required.

                 (g) The Corporation shall give prompt notice to the stockholders of the results of any consent solicitation or the taking of corporate action without a meeting by less than unanimous written consent.

                 (h) This Section shall in no way impair or diminish the right of any stockholder or director, or any officer whose title to office is contested, to contest the validity of any consent or revocation thereof, or to take any other action with respect thereto.

         Section 1.12. Inspectors of Election. The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the





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
meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

          Section 1.13. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors of the corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.





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                                   ARTICLE II

                               Board of Directors

         Section 2.1. Number; Qualifications. The Board of Directors shall consist of nine (9) members unless changed by an amendment to the Certificate of Incorporation. Any change in the authorized number of directors or the provisions regarding the election of directors as shall require the affirmative vote of the majority of the outstanding 14.5% Senior Subordinated Voting Notes (the "Special Voting Notes"), voting as a separate class. For purposes of this
Section 2.1 and any By-law provisions regarding the number or election of directors and the ability of the holders of the Special Voting Notes to effect their rights, the Special Voting Notes shall be considered outstanding shares entitled to vote. Directors need not be stockholders.

         It is proposed that these Bylaws read "eleven (11) members" when adopted, if such number is approved by the shareholders at the Special Meeting.

         Section 2.2. Election; Resignation; Vacancies. The Board of Directors shall initially consist of the persons named as directors in the certificate of incorporation, and each director so elected shall hold office until the first annual meeting of stockholders or until his successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders and the holders of the Special Voting Notes (as described in the certificate of incorporation of the corporation), voting together as one class, shall elect directors each of whom shall hold office for a term of one year or until his successor is elected and qualified. Any director may resign at any time upon written notice to the corporation. Any newly created directorship or any vacancy occurring in the Board of Directors by reason of death or resignation may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders. Any vacancy occurring in the Board of Directors by reason of removal of a director by the vote or written consent of the shareholders may be filled only by a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of the outstanding shares entitled to vote.
Each director elected in accordance with either of the two preceding sentences shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.

         Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

         Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors.





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
Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

         Section 2.5. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

         Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these by-laws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.8. Action by Written Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these by- laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.





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
                                  ARTICLE III

                                   Committees

         Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

         Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws.





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
                                   ARTICLE IV

                                    Officers

         Section 4.1. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Chief Financial Officer or a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

         Section 4.2. Powers and Duties of Executive Officers. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.





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
                                   ARTICLE V

                                     Stock

         Section 5.1. Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Chief Financial Officer or Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI

                                Indemnification

         Section 6.1. Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the corporation.

         Section 6.2. Prepayment of Expenses. The corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this
Article VI or otherwise.

         Section 6.3. Claims. If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

         Section 6.4. Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 6.5. Other Sources. The corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

         Section 6.6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

         Section 6.7.  Other Indemnification and Prepayment of Expenses.  This
Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                  ARTICLE VII

                                 Miscellaneous

         Section 7.1. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

         Section 7.2. Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

         Section 7.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

         Section 7.4. Interested Directors; Quorum. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 7.5. Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

         Section 7.6. Amendment of By-Laws. These by-laws may be altered or repealed, and new by-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.

                                    ANNEX H


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-K

          (Mark One)
            (X) ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (Fee Required)
                          For the fiscal year ended December 31, 1995

                                       OR

            ( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required)

                 For the transition period from  ____ to  _____

                         Commission File Number 0-18779

                          PAC RIM HOLDING CORPORATION
             (Exact name of Registrant as specified in its charter)

                 DELAWARE                                95-4105740
         (State or other jurisdiction                    (I.R.S. Employer
         of incorporation or organization)               Identification No.)

         6200 Canoga Avenue
         Woodland Hills, California                      91367-2402
         (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code:  (818) 226-6200

          Securities Registered Pursuant to Section 12(b) of the Act:

                                      None

          Securities Registered Pursuant to Section 12(g) of the Act:

         Title of each class                       CUSIP Number
         -------------------                       ------------
         Common Stock, $.01 par value              693-71P-10-0

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.   Yes  X     No
                                                ----      ----

         Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K (Paragraph 229.405 of this Chapter) is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. _____

         The aggregate market value of Common Stock held by non-affiliates of the Registrant on March 25, 1996 was approximately $15,352,000, based on the closing sale price of such stock on such date.

         On March 25, 1996, Registrant had 9,528,200 shares of Common Stock outstanding.

                                     PART I

ITEM 1. BUSINESS.

GENERAL
Pac Rim Holding Corporation ("Pac Rim Holding") is engaged through its subsidiary, The Pacific Rim Assurance Company ("Pacific Rim Assurance"), and its subsidiary, Regional Benefits Insurance Services, Inc. ("RBIS") exclusively in the writing of workers' compensation insurance. The Company markets its policies through approximately 180 independent insurance agencies and brokerage firms. Historically, the Company concentrated primarily on the Southern California market. In connection with efforts to expand its business into additional geographic areas and increase future revenues, Pacific Rim Assurance received Certificates of Authority to write workers' compensation insurance in Arizona and Texas, and it commenced writing in those states. In March 1996, the Company received its certificate of authority to write workers' compensation in Georgia. Pac Rim Holding was founded in 1987 and became a publicly held company in 1991. Unless the context indicates otherwise, the "Company" refers to Pac Rim Holding, Pacific Rim Assurance, and RBIS.

WORKERS' COMPENSATION SYSTEM

Workers' compensation is a statutory system under which an employer is required to provide its employees with the costs of medical care and other specified benefits for work-related injuries and illnesses. Most employers provide for this liability by purchasing workers' compensation insurance. The principal concept underlying workers' compensation insurance laws is that an employee injured in the course of his or her employment has only the legal remedies for that injury available under workers' compensation law and does not have any other claims against his or her employer. Generally, insurers must pay compensation to an insured's employees injured in the course and scope of their employment. The obligation to pay such compensation does not depend on any negligence or wrong on the part of the employer, and exists even for injuries that result from the negligence or wrongs of another person, including the employee.

The standard workers' compensation insurance policy issued by most insurance companies, including Pacific Rim Assurance, obligates the carrier to pay all benefits that the insured employer may become obligated to pay under applicable workers' compensation laws. The benefits payable under workers' compensation policies fall under the following four categories: (i) temporary or permanent disability benefits (either in the form of short-term to life-term payments or lump sum payments); (ii) vocational rehabilitation benefits; (iii) medical benefits; and (iv) death benefits. The amount of benefits payable for various types of claims is determined by regulation and varies with the severity and nature of the injury or illness and the wage, occupation, and age of the employee.

The amount of the premiums charged for workers' compensation insurance is dependent on the size of an employer's payroll and the type of business, and the application of corresponding rate schedules setting forth the appropriate rate. In California and Texas, rates are independently filed. In Arizona, the National Council of Compensation Insurance (NCCI) files the premium rates on behalf of all insurance companies.

In addition to established premium rates, premium levels based on the insured's payroll could be affected by inflation and/or the application of Experience Rating Plans. Experience Rating Plans govern all policyholders whose annual premiums are in excess of certain levels and are based on the insured's loss experience over a three-year period commencing four years prior to, and terminating one year prior to, the date for which the experience modification is to be established. Application of the Experience Rating Plan generally results in an increase or decrease to the insured's premium rate, and is therefore intended to provide an incentive to employers to reduce work-related injuries and illnesses.

SIGNIFICANT CHANGES IN THE CALIFORNIA WORKERS' COMPENSATION SYSTEM

In California, the jurisdiction in which the Company has in the past, conducted all its activities, material changes in the laws and regulations affecting the workers compensation industry have occurred.

Prior to 1995 within California, a minimum rate law was in effect, which law was intended to curtail indiscriminate rate cutting, which rate cutting was felt to threaten the solvency of private workers' compensation insurers. Although an insurer could not charge less than the minimum rates set by the California Insurance Department ("Department"), insurers could charge more than the minimum rates. The minimum rates for workers' compensation policies were reviewed annually by the Workers' Compensation Insurance Rating Bureau ("WCIRB") and the Department. In reviewing the WCIRB's proposed rates, the Department considered the loss experience for the industry as a whole and, after adding factors for reasonable underwriting costs and profits, approved publication of rate schedules for various classifications of employees. Rates could be revised and approved by the Insurance Commissioner whenever the legislature changed the levels of benefits payable or industry loss experience indicated the need for a rate revision.

In July 1993, the California state legislature passed two sets of workers' compensation law reforms, which have significantly impacted the benefits available under the California workers' compensation system. While the legislation was designed to reduce the claim costs and rates applicable to California workers' compensation coverage, its ultimate impact upon the operations and profitability of the Company is uncertain. The more significant aspects of the legislation are outlined below.

Initially, the legislature enacted two sets of legislation dealing with the premium rates applicable to California workers' compensation coverage. The first item of legislation repealed the California minimum rate law effective January 1, 1995. As of that date, the repeal of the minimum rate law opened the workers' compensation insurance market to direct price competition among insurers. Thus, the official end to the minimum rate law and the start of open price competition in the industry was January 1, 1995. Although repeal of the minimum rating law formally became effective January 1, 1995, the Company believed that competitive forces working in the marketplace during 1994 already showed signs of informal price competition, through the use of higher commissions paid to agents and brokers, which in turn were rebated in part to policyholders. The ultimate effect of open rating on the Company's operations and profitability cannot be stated with certainty.

The second item of rate-related legislation required a 7% decrease in the minimum premium rates charged with respect to California workers' compensation coverage. The 7% minimum premium rate decrease was effective July 16, 1993, for all policies inforce at that date. Effective January 1, 1994, the minimum premium rate was decreased another 12.7%, to be phased-in upon the insured's policy renewal date during 1994. Effective October 1, 1994, the minimum premium rate was decreased another 16% for all policies inforce at that date. The reduced minimum rates were to remain in effect until a policy renewed in 1995, at which time the open price competition resulting from the repeal of the minimum rate law took effect.

Along with that legislation affecting workers' compensation rates, the California legislature further enacted legislation designed to reform the benefits available and combat fraud within the California workers' compensation system. In particular, the legislation provided for increased benefit payments applicable to totally disabled and seriously injured workers, while at the same time cutting benefits for certain over-utilized treatments and psychiatric injury claims. The ultimate impact of these reforms on the operations and profitability of the Company cannot be stated with certainty. The more significant provisions of the benefits reform legislation are outlined below.

The reform legislation increased the weekly benefits payable for temporary total disability from $336 per week to $490 per week and is being phased in over a three-year period that began July 1, 1994. In addition, benefit payments to seriously injured workers have increased. Each of these benefit level increases will result in increased California claims costs to the Company. While it cannot be stated with certainty, proponents of the legislation have urged that such increased costs will be more than offset by the following benefit reduction reforms:

         The legislation tightened restrictions on the number of permissible evaluations utilized to resolve medical issues associated with a claim.

         Under previous law, claims for psychiatric injury, including stress, were compensable if 10% or more of their cause was attributable to employment-related factors. The legislation raised this standard to require that employment be the "predominant" cause of the psychiatric injury. The legislation further limited post termination (including terminations and layoffs) psychiatric injury claims to those in which the employee can establish that the injury at issue arose prior to termination.

         The legislation limited vocational rehabilitation benefits to a total of $16,000 per claim, a decrease from $25,000 previously. Of the $16,000 limit, no more than $4,500 can be claimed for counseling services.

         The legislation allows certain employers to direct the treatment of work-related injuries under a system of managed care for a period of up to 365 days. The availability of the managed care option is dependent on the type of group health coverage provided by the employer.

         The legislation prohibits insurers, doctors, and rehabilitation counselors from referring claimants to facilities in which such persons or entities maintain a financial interest.

         The legislation adopted certain anti-fraud provisions, which make any efforts to bribe adjusters a felony, and provides for restitution of benefits paid on fraudulent claims.

The ultimate effect of the workers' compensation reform legislation, repeal of the minimum rate law, and premium rate decrease on the Company's operations and profitability cannot be stated with certainty.

A. M. BEST RATING

Pacific Rim Assurance is rated B+ (Very Good) by A.M. Best Company, Inc. ("Best"), a nationally recognized insurance rating service. Generally, many employers, or their agents and brokers, will do business only with a company rated by Best. A Best's rating of B+ is the sixth highest of fifteen ratings published by Best.

MARKETING

The Company markets its insurance policies through approximately 180 independent insurance agencies and brokerage firms, many of which specialize in workers' compensation insurance. The independent insurance agencies and brokerage firms that sell the Company's insurance policies also represent other insurance companies. The Company pays such independent insurance agents and brokers a commission consistent with workers' compensation insurance industry practices.

At December 31, 1995, 36% of the Company's premiums in force had been generated by its five highest producing agencies and brokerage firms, two of which accounted for 20% of total premiums in force at that date. The Company believes that it has favorable operating relationships with these agencies and brokerage firms. During 1995, market conditions resulted in higher average commissions being paid to agencies and brokerage firms of the Company, principally the effect of higher average commission rates on policies written during 1994 on which the premiums were earned during 1995. (See "Business-Significant Changes in the California Workers Compensation System.") No agency or brokerage firm is obligated to place insurance policies with the Company, and the Company is not obligated to accept business submitted from any agency or brokerage firm. The loss of any one or more of these agencies or brokerage firms could materially effect the Company's business.

At December 31, 1995, service industry policyholders represented over 68% of premiums in force. Typical service industry policyholders include convalescent homes, restaurant companies, agricultural enterprises, garbage collection, and parking lot operators. Light manufacturing, including assembly businesses, accounted for 25%, and other industry policyholders represented 7% of premiums in force.

During 1995, the Company experienced premium rate erosion. While there can be no assurance, the Company does not believe that such erosion of premium rates that occurred in the California marketplace for most of 1995 will occur at the same levels in 1996. The Company's underwriting philosophy continues to be predicated on adequate pricing for anticipated claims, services, and expenses. To offset expected premium loss in California resulting from open rating, the Company implemented a strategy of expanding into specific new marketplaces in the southwestern and southeastern United States, by becoming licensed in Arizona and Texas in 1995, and Georgia in March 1996, and applying for a license in Florida.

UNDERWRITING

The Company specializes in underwriting larger premium accounts that generate annual premiums in excess of $30,000. These accounts generally are comprised of employers, with approximately 50 or more employees, primarily engaged in service and light manufacturing industries, and which have a favorable loss experience or are willing to attempt to improve their loss experience through application of the Company's loss control programs. Pacific Rim Assurance carefully evaluates the potential profitability of each application for insurance. This evaluation is based on numerous factors, including the Company's analysis of the adequacy of the premium rates for various potential loss exposure classifications, a team analysis utilizing underwriting, risk management, and claims personnel to determine whether to accept a specific risk, and the development of an account service plan for each insured employer to reduce claim incidents and control loss costs. The Company's employees generally inspect all businesses prior to issuing coverage. The Company generally does not insure employers known to be engaged in businesses considered by the WCIRB as large loss exposure classifications.

Prior to insuring a particular risk, a two-tiered evaluation of the employer is conducted. The Company reviews the policyholder's loss exposure, loss history, and financial stability. In addition, representatives of the Company's loss control department meet with the policyholder and evaluate safety attitude, employee/employer relations, and the employer's willingness to work in partnership with the Company to reduce work-related injuries and illnesses. Based on this evaluation, premiums are established that take into account the additional cost for increased loss control services that may be required for that insured. The Company may decline particular risks, regardless of prior histories, due to potential hazards inherent in certain businesses. Examples of such classifications include risks associated with aviation or the operation of aircraft, the manufacture, storage, filling, breaking down, or transport of fireworks, ammunition, explosive gases, explosives, or various other volatile materials, mining or quarry operations, and the demolition of structures. The Company will initiate on-site inspections for inforce accounts if the employer had a high loss experience since being insured with the Company.

EMPLOYER SERVICES

Employer services encompass the areas of loss control and claims administration. The Company believes that effective loss control procedures and claims administration services are the keys to controlling employers' workers' compensation insurance costs.

Loss Control. The Company's emphasis on loss control is an integral part of its marketing and underwriting effort. Generally, the Company's loss control personnel meet with large and medium-sized accounts to discuss hiring practices, orientation, and training, with the goal of producing a loss control service plan for the employer soon after the policy is issued. In addition, the Company's loss control personnel often assist insureds on a continuing basis in developing and maintaining safety programs and procedures to minimize on-the-job injuries and industrial health hazards, and may help insureds comply with state and federal laws relating to safety and health in the workplace.
The Company's loss control consultants provide Industrial Hygiene Services as well as a complete Psychiatric Stress Prevention Program. Loss control service programs include the use of video recording for analyzing work practices, customized orientation programs, hazard recognition, and materials handling. The Company also regularly provides detailed loss analyses to employers containing information relevant to each incident, claim frequency and severity, and information as to paid and anticipated future losses and loss adjustment expenses. These reports are used as a trend analysis of the loss control service plan and assist in determining areas in which improvement may be needed.

Claims Administration. The Company's claims administration service focuses on developing a close relationship with its policyholders and returning employees to work as soon as possible. The Company believes that this goal ultimately benefits all parties, including the employee, the insured, and the Company.
The Company is staffed with claims personnel, some of whom are bilingual in Spanish and English, who handle the investigation, management, disposition, and payment of claims. The Company also employs specialists in litigation and vocational rehabilitation. The Company seeks to contact each injured worker within 24 hours of the first report of injury and to contact promptly the medical provider and employer. Direct contact with all the involved parties can assist the claims examiner in establishing a claims reserve, beginning benefit payments to the injured worker in a timely manner, and developing a return-to-work plan. The Company believes personal contact can also help to establish a rapport with the injured worker. In the event an injured worker is unable to return to his or her prior employment, the Company provides voluntary vocational rehabilitation in the form of testing, development of an alternative return-to-work plan, retraining and placement services, and disability benefits during the retraining and placement stages. To assist in its achievement of these goals, the Company has established an alliance with MetraComp, a subsidiary of United Health Services and MetraHealth, to provide managed medical care services. Although the length of time that has passed has been too limited to provide definitive results, as a result of the above actions, the Company has experienced improvement in average severity of paid claims, and has experienced a favorable trend in overall claim severity during 1995.

The Company's Claims Special Investigative Team is responsible for the investigation of suspected fraudulent claims and preparing these cases for litigation. The need for such a unit originally arose during the early 1990's as a result of the number of claims stemming from adverse economic conditions in Southern California, including "stress and strain" claims. This team's efforts have resulted in several prosecutions, numerous withdrawals of alleged fraudulent claims, and successful closure of other questionable claims. Investigation results are shared with the Department Fraud Bureau and the applicable county's District Attorney's office in preparation of cases for criminal prosecution.

The Company's claims policy emphasizes a rapid claims processing function, so that earlier and more immediate processing of incidents would occur, with more prompt intervention by Company claims personnel, earlier recognition of claims closing possibilities, and refined claim reserving techniques.

POLICYHOLDER DIVIDENDS

California law permits workers' compensation insurers to issue participating policies. Participating policies accounted for 30% of the premiums in force at December 31, 1995. Although workers' compensation insurance carriers are prohibited by law from promising policyholders that future policyholder dividends will be paid or stating the amount or rate of dividends to be paid, companies compete by informing policyholders of the amounts of dividends that have been paid historically.

The Company concentrates on insuring workers' compensation accounts where it competes primarily on the basis of service and reducing the overall cost of workers' compensation insurance, and where the payment of policyholder dividends are less of a factor. Effective January 1, 1995, when the end of the minimum rate law occurred and open price competition officially began, the use of policyholder dividends in the pricing process became even less of a competitive factor in California. The competitive pricing of business is more impacted by the cost of insurance at the inception of the policy, not with the payment of policyholder dividends after the policy expires.

The Company also issues participating policies in Arizona and Texas. It is not anticipated that the payment of dividends will be a significant factor to the Company's marketing strategy.

Any payment of dividends to policyholders determined by the Board of Directors of an insurance company is subject to the legal requirements in California that such dividends may not exceed the historical earned surplus related to such company's workers' compensation policies, may not be unfairly discriminatory, and may not be declared or paid until after policy expiration. The Board of Directors of Pacific Rim Assurance considers a number of factors in connection with the declaration of policyholder dividends, including risk and expense factors, the loss ratio of an insured, class of business, premium payment history of the policyholder, adequacy of premium rates, and the overall loss ratio and financial condition of the Company.

PREMIUM COLLECTION

At the time the Company issues a policy to an insured, the Company bills the appropriate independent insurance agency or broker for the deposit premium.
The independent agent or broker is responsible for the deposit premium regardless of whether they collect the deposit premium from the insured. The deposit premium is a percentage of the estimated annual premium of the policy at the time of issuance. The percentages range from 10% to 100% of the estimated annual premium depending on the premium payment schedule, the insured's credit history, employment classifications, and the industry in which the insured operates. The deposit premium is applied to premiums due to the Company. The Company utilizes both Agency Bill and Direct Bill systems. As of December 31, 1995, 99% of the Company's premiums receivable were Agency billings.

The insured remits its premiums based on a payment plan or amounts calculated from periodic reports of the insureds payrolls. In this case, the insured is required to report periodically to the Company the amount of payroll paid within each of the insured's employment classifications. When the Company receives this information, it invoices the independent agency, broker, or insured for the amount due from the insured for the coverage period. The independent agency, broker, or insured must submit the amount due to the Company within 10 to 45 days from the date in which the premium is billed (depending on the independent agency's, broker's, or insured's credit terms with the Company). If the insured fails to remit the premium due or submit the appropriate payroll reporting, the policy is cancelled.

At the end of the policy term or if the policy is cancelled, a final audit of the insured's records is conducted to determine the correct amount of premium due to the Company. If the Company is owed any balance after application of the deposit premium, the Company notifies the insured and submits a premium invoice to the independent agency, broker, or insured. If the insured fails to remit the amount due, under Agency Bill, the independent agency or broker is responsible for paying the amount due to the Company, unless the agent or broker returns the premium due back to the Company for direct collection. In such event, the Company initiates collection procedures against the insured.

Since inception, the Company's premium billings that have been written off, and the allowance for doubtful accounts, have had a negligible impact on the Company's operations. During the period from 1987 through 1995, the total of uncollected premiums written off and allowance for doubtful accounts has been
 .70% of net premiums earned. That collection experience is the result of a ratio of approximately .68% for the years 1987 through 1994, and a ratio of approximately .87% for the year ended December 31, 1995.

The Company's allowance for doubtful accounts as of December 31, 1995 and 1994, was $1,221,000 and $1,071,000, respectively. Such reserves are based on the Company's analysis of its aging of receivable balances and collection experience. The Company believes that its allowance for doubtful accounts as of December 31, 1995, provides a reasonable allowance for uncollectible premiums. For statutory accounting purposes, if any portion of the premiums due from an insured is over 90 days past due, the entire amount of the total premiums due from that insured is considered a non-admitted asset and a reduction to surplus, without regard to collectibility. At December 31, 1995 and 1994, the statutory past due premiums were $2,158,000 and $1,619,000, respectively.

CLAIMS, LOSSES, AND LOSS RESERVES

The Company conducts all claims operations, which include reviews of initial reports of work-related injuries, assignments of appropriate field investigators, determinations of whether subrogation should be pursued, and vocational rehabilitation counseling from its principal office in Woodland Hills, California, and its claim service offices in Fresno, California, Phoenix, Arizona and San Antonio, Texas. Certain claims are administered by third-party claim agencies under the supervision of the Company.

As an insurance company, Pacific Rim Assurance is required to maintain reserves to cover its estimated ultimate liability for losses and loss adjustment expenses ("LAE") with respect to reported and unreported claims incurred as of the end of each accounting period, net of estimated reinsurance recoveries. These reserves are estimates involving actuarial and statistical projections at a given time of what the Company expects the ultimate settlement and administration of claims to cost, based on facts and circumstances then known, late reported claims, estimates of future trends, and other variable factors such as inflation or changes in regulations. There are inherent uncertainties in estimating loss reserves as a result of the period of time that often elapses between the occurrence of a loss, the reporting of that loss, and the final disposition of the loss.

When a claim is reported to the Company, its claims personnel establish a "case reserve" for the estimated amount of the ultimate payment. The estimate reflects the informed judgment of such personnel based on Workers' Compensation regulations, and other experience and knowledge of such personnel regarding the nature and value of each claim. These claims are continually investigated and regularly updated. A reserve is also established for allocated LAE for individual claims, which represents the estimated expenses of settling the claim (including legal and other fees).

The claims department completes a thorough investigation of all allegations made by injured workers. Once all facts are in, a decision to either accept or deny the claim is made by the Company, in accordance with the appropriate state regulations. If a dispute arises, it will be settled either directly with the injured worker, through the worker's attorney, or through a formal hearing in accordance with the state regulations. In California, monetary settlements must be approved through the State of California Workers' Compensation Appeals Board.

In most cases, benefits are paid by the Company for lost wages (temporary disability) and medical expenses from the initial stages of the claim until the injured worker is able to return to work. After the worker returns to work, the Company may continue to pay medical expenses for ongoing treatment and additional disability benefits (for permanent disability). Until all payments are made, the Company will continue to reserve for the estimated future disability payments to the injured worker, medical costs, as well as other related settlement expenses.

In accordance with industry practice, the Company maintains an incurred but not reported ("IBNR") reserve. That reserve is established to provide for future case reserves and loss payments on incurred claims that have not yet been reported to the Company, and for future increases of known case reserves. In calculating its IBNR reserves, the Company uses generally accepted actuarial reserving techniques that take into account loss experience data. The IBNR reserve is based on the Company's loss experience and frequency patterns for late reported claims. The IBNR reserve also takes into account certain factors such as changes in workers' compensation regulations, the mix of business, claims processing, current economic conditions, and inflation that can be expected to affect losses over time.

The difficulty of making accurate assessments of loss reserves is impacted by liabilities known as "cumulative trauma" or "cumulative injury," which may include hearing loss, back injuries, lung problems, or heart attacks. Cumulative trauma claims are evaluated by the Company in the same manner as other types of claims. However, the Company evaluates each such claim to determine whether the trauma was suffered prior to, or after the commencement of, the Company's coverage.

From 1991 to mid-1992, the California workers' compensation industry experienced an increase in the number of "stress and strain" claims that did not involve traumatic physical loss or injury. These claims typically related to alleged injuries or illnesses arising out of psychological pressures in the workplace. A claimant may have asserted, for example, that verbal abuse, harassment, plant closures, or a change in job status precipitated illness. Concurrently with the increase in "stress and strain" claims, an increase in the number of fraudulent workers' compensation claims also occurred. The Company established a special unit to address the effect that these developments had on its business by scrutinizing and evaluating "stress and strain" claims that do not involve traumatic physical injuries. This unit employs numerous specialized techniques in connection with its activities.

In July 1991, legislation was enacted in the State of California with respect to "stress and strain" claims. Under one measure, which became effective January 1, 1992, physicians and attorneys, as well as claimants, who engage in fraudulent workers' compensation practices can face imprisonment and other criminal penalties such as loss of their professional licenses. Other legislation enacted in the same month and effective since July 16, 1991 prohibits an employee from asserting a "stress and strain" claim for psychiatric injury caused by a "regular and routine employment event" (including a nondiscriminatory good faith personnel action such as discipline, work evaluation, transfer, demotion, layoff, or termination), unless the employee has been employed by that employer for six months. Further, the benefits reform legislation enacted during 1993 (See "Significant Changes in the California Workers' Compensation System") raised the standard for determining the compensability of a psychiatric injury claim to be "predominately" related to employment. It is too early to evaluate the full impact of this legislation on the Company's future operations. However, since late 1992, the frequency of stress and strain claims has steadily and significantly decreased.

Another area giving rise to increased loss costs and difficulty in reserve assessment is the mandatory vocational rehabilitation benefit afforded under California law. The Company has established procedures to minimize losses in this area. The Company's claims department staff encourages vocational rehabilitation for injured workers who choose to receive that benefit and encourages voluntary early return-to-work programs, and works with the employer to develop a modified job assignment promptly following recovery from an injury.

The Company has implemented a program to utilize in-house legal staff versus outside legal counsel for those claims requiring legal assistance. The Company believes that this program has and will continue to reduce the legal costs for these claims.

The Company evaluates reserves in the aggregate based on monthly indications using actuarial methods, and quarterly reviews by independent actuaries, and makes adjustments where deemed appropriate. However, during past years, like many other casualty insurance companies, the Company experienced adverse loss development from prior accident years. The increases in reserves for prior years reduced net income for periods in which the adjustments were made. During 1995, the level of adverse loss development from prior accident years experienced by the Company during prior years significantly declined, to a level of less than 1% of the recorded reserves at December 31, 1994. At December 31, 1995, based on the Company's own analysis and review by its independent actuaries, the Company believes that its recorded loss and LAE reserves are adequate.

The Company has filed with the Department an independent actuarial opinion that states that the Company's loss and LAE reserves make reasonable provision for loss and LAE obligations of the Company as of December 31, 1995. While no assurance can be given, the Company believes that, given the inherent variability in any such estimates, its reserve for losses and LAE is within a reasonable range of adequacy. If the assumptions on which the estimates are based prove to be incorrect and reserves are insufficient based on the Company's actual experience, future results of operations and the financial condition of the Company would be adversely affected.

The following table provides a reconciliation of beginning and ending loss and LAE reserves for the years 1995, 1994, and 1993. All reserve totals are net of reinsurance deductions. There are no material differences between the Company's reserves for losses and LAE calculated in accordance with generally accepted accounting principles ("GAAP") and those reserves calculated based on statutory accounting practices.

       RECONCILIATION OF RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES



                                                      Year Ended December 31,
                                                 -------------------------------
                                                   1995       1994        1993
                                                                        Restated
                                                 ---------   --------   --------
                                                       (amounts in thousands)
Liability for losses and LAE, net of
  reinsurance recoverables on unpaid losses,
  at beginning of year                            $114,709   $111,109   $113,620

Provision for losses and LAE, net
  of reinsurance recoverable:
      Current accident year                         49,962     60,989     65,720
      Prior accident years                             995      2,799     21,969
                                                  --------   --------   --------

Incurred losses during the current year,
  net of reinsurance recoverable                    50,957     63,788     87,689
Losses and LAE payment for claims, net of
  reinsurance recoverable, occurring during:
           Current year                             13,473     13,641     12,887
           Prior years                              59,552     46,547     77,313
                                                  --------   --------   --------
                                                    73,025     60,188     90,200
                                                  --------   --------   --------

Liability for losses and LAE, net of
  reinsurance recoverable on unpaid
  losses, at end of year                            92,641    114,709    111,109

Reinsurance recoverable, at end of year              4,068      2,132     25,988

Less:  reinsurance recoverable on paid losses         (184)      (212)    (1,132)
                                                  --------   --------   --------

Reinsurance recoverable on unpaid losses,
  at end of year                                     3,884      1,920     24,856
                                                  --------   --------   --------

Liability for losses and LAE, gross of
  reinsurance recoverable on unpaid losses,
  at end of year                                  $ 96,525   $116,629   $135,965
                                                  ========   ========   ========


During 1991 through 1994, the Company, like the rest of the workers' compensation industry in California, went through a dramatically changing experience in losses and LAE incurred. During 1991 and 1992, the Company experienced a substantial number of claims related to adverse economic conditions, particularly for the 1990 and 1991 accident years. In addition, there were "stress and strain" claims that did not involve traumatic physical loss or injury, many of which were suspected by the Company to be fraudulently submitted. The Company initially took a general denial stance and non-settlement posture on such fraudulent claims, to send a clear message to claimants and vendors of its position.

The Company referred fraudulent claim matters to prosecutors, who have secured successful indictments and prosecutions of fraudulent claimants or vendors, and the Company secured withdrawals of such claims by others. In addition, the enactment of effective legislative and regulatory reforms has been implemented. That technique was effective, as the Company believes that the frequency of new suspected fraudulent claims has nearly stopped. Late in 1993, the Company refined its approach to promote the settlement of certain of these claims, where minimal settlement cost could facilitate early closure and prevent cost escalation.

Throughout 1994 and 1995, the Company continued to experience a favorable trend in the frequency of new claims. The positive trends and experience related to new claims since mid-1992 have been consistent with the favorable experience of other workers' compensation insurance specialty companies in California. In addition, the level of claims closed was in excess of the level of new claims reported during 1994 and 1995. As a result, the Company's estimate of loss and LAE reserves for the 1993, 1994 and 1995 accident years is based on substantially lower loss ratios than the 1991 and prior accident years.

The following table shows changes in historical loss reserves (net of reinsurance ceded) for the Company for 1987 and subsequent years. The upper portion of the table (reserve re-estimated) shows the re-estimated amount of the previously reported reserves based on experience as of the end of each succeeding year. The lower portion (paid) presents the amounts paid as of subsequent years on those claims for which reserves were carried as of each year end. The estimate changes as more information becomes known about the actual claims for which the initial reserves were carried. An adjustment to the carrying value of reserves for a prior year will also be reflected in the adjustments for all years subsequent to such year. For example, an adjustment made in 1994 for 1991 loss reserves will be reflected in the re-estimated ultimate net loss for each of the years 1991 through 1993. The cumulative deficiency line represents the cumulative change in estimates since the initial reserve was established. It is equal to the latest liability re-estimated amount less the initial reserve. For example, the reserves recorded at December 31, 1994, for 1994 and all prior accident years, have developed a $992,000 deficiency, or less than 1%, through December 31, 1995.

   ANALYSIS OF THE RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSE DEVELOPMENT
                                 (AS RESTATED)
                           (NET OF REINSURANCE CEDED)

                                                                     December 31,
                                  -----------------------------------------------------------------------------------
                                  1987   1988      1989      1990      1991      1992       1993      1994     1995
                                  ----  -------   -------   -------  --------  --------  ---------  --------  -------
                                                                (amounts in thousands)

Reserve for unpaid losses
  and loss adjustment expenses    $121  $ 7,900   $27,294   $53,410  $ 86,702  $113,620   $111,109  $114,709  $92,641

Reserve re-estimated as of:
    One year later                 108    8,072    27,386    56,523    97,719   135,589    113,908   115,701
    Two years later                150    8,549    31,142    61,038   130,377   138,315    115,515
    Three years later              125   10,086    33,551    78,154   133,151   140,350
    Four years later               128   10,229    37,637    81,989   135,911
    Five years later               130   10,483    39,188    83,445
    Six years later                102   10,591    39,048
    Seven years later              102   10,827
    Eight years later              103
Cumulative redundancy (deficiency)  18   (2,927)  (11,754)  (30,035)  (49,209)  (26,730)    (4,406)     (992)

Cumulative amount of reserve
  paid through:
    One year later                  33    3,902    12,633    28,725    52,962    77,313     46,547    59,552
    Two years later                117    7,040    23,847    53,130   101,761   111,487     88,225
    Three years later              120    8,906    31,364    71,376   119,765   136,620
    Four years later               127    9,690    35,916    77,324   134,811
    Five years later               102   10,312    37,221    83,063
    Six years later                102   10,445    38,910
    Seven years later              102   10,795
    Eight years later              103

Net Reserve - December 31                                                                 $111,109  $114,709  $92,641
Reinsurance Recoverable
  on unpaid losses                                                                          24,856     1,920    3,884
                                                                                          --------  --------  -------
Gross Reserve - December 31                                                                135,965   116,629   96,525

Net Re-estimated Reserve                                                                   115,515   115,701
Re-estimated Reinsurance
  Recoverables                                                                              27,816     5,605
                                                                                                    --------
Gross Re-estimated Reserve                                                                $143,331  $121,306
                                                                                          ========  ========

Gross Cumulative Deficiency                                                               $  7,366  $  4,677
                                                                                          ========  ========



As discussed above, the deficiency experienced by the Company during 1995, on claims incurred prior to 1994, is the result of the Company's increase of reserves for those years in response to current estimates. As previously mentioned, the 1990 and 1991 accident years were two of the worst accident years in the history of the California workers' compensation industry. The adverse development of those accident years is evident in the Analysis of the Reserve for Losses and Loss Adjustment Expense Development table shown above. The development recognized for those two accident years is attributable to the substantial number of claims related to adverse economic conditions in California. These types of claims, called "stress and strain" claims, do not involve traumatic physical loss or injury; many of these claims were suspected by the Company to be fraudulently submitted. In response to a January 1, 1992 law that made submission of a fraudulent claim a felony, the Company took a general denial stance and non-settlement posture on such fraudulent claims. The Company incurred allocated LAE costs in defending against these fraudulent claims. In addition, the Company had experienced increases in LAE as a result of the higher reported number of claims and of the increased level of administrative procedures that has developed and been imposed by the Workers' Compensation Reform Act that was effective January 1, 1990.

Conditions and trends that have historically affected the Company's claims may not necessarily be indicative of conditions and trends that will affect future claims. Accordingly, it would not be appropriate to extrapolate future redundancies or deficiencies based on the results set forth in the preceding tables.

INVESTMENTS

The amount and type of investments that may be made by Pacific Rim Assurance are regulated under the California Insurance Code and related rules and regulations promulgated by the Department. Subject to such applicable state laws and regulations, the investments of the Company are managed by an independent investment advisory firm, which is paid a customary fee for such services. Investment decisions are reviewed and approved by the Investment Committee of the Board of Directors of Pacific Rim Assurance.

The Company has a policy of investing, with the intent of holding to maturity, primarily in high quality U.S. Treasury securities, other governmental agency securities, and corporate bonds. The Company does not actively trade its securities. Although the Company has the intent to hold its investments to maturity, the Company also recognizes that unforeseeable circumstances, such as changes in market conditions, tax considerations, and operational needs may require the sale of securities prior to maturity. Therefore, the Company has designated all of its portfolio as "available for sale", as of December 31, 1995. (See "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources".)

In May 1993, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". As of January 1, 1994, the Company adopted the provisions of that Standard for investments held as of or acquired after that date. In accordance with Statement 115, prior-period financial statements have not been restated to reflect the change in accounting principle. The cumulative effect of adopting Statement 115 as of January 1, 1994 increased stockholders' equity by $96,000 (net of deferred income taxes of $50,000) to reflect the net unrealized holding gains on bonds previously carried at amortized cost; there was no effect on net income as a result of the adoption of Statement 115. During the year ended December 31, 1994, the Company's investment portfolio experienced a net unrealized holding loss of $4,877,000 (net of deferred tax benefit of $2,513,000); the net unrealized holding loss was $4,781,000 at December 31, 1994. During the year ended December 31, 1995, the Company's investment portfolio experienced a net unrealized holding gain of $6,403,000 (net of deferred tax expense of $3,299,000); the net unrealized holding gain was $1,622,000 at December 31, 1995.

The Company has never invested in equity securities or high-yield debt securities. Investments are maintained in one or more custodial accounts with commercial banks or other financial institutions authorized to act in such capacity. Additionally, the Company invests a portion of its portfolio in short-term investments, which are comprised primarily of U.S. Treasury obligations, U.S. Treasury money market funds, and high quality commercial paper. During 1993, the Company sold tax-exempt bonds with an amortized cost of $89,114,000, which resulted in a pre-tax gain of $3,905,000. There were no such sales in 1994. Proceeds from the sale of investments in bonds during 1995 were $61,343,000, which resulted in a pre-tax gain of $453,000.

The following tables set forth certain information concerning the investment portfolio of the Company (amounts in thousands):

                             SUMMARY OF INVESTMENTS

                                                  December 31,
                                   --------------------------------------------
                                            1995                   1994
                                   --------------------    --------------------
                                   Amortized    Fair       Amortized    Fair
                                     Cost       Value        Cost       Value
                                   ---------   --------    ---------   --------
Fixed income securities:
  U.S. Treasury and other
   governmental agency bonds        $ 68,963   $ 68,823    $119,016    $116,693
  Tax exempt bonds                       -0-        -0-       1,000       1,001
  Corporate bonds                     33,793     35,679      20,462      15,540
  U.S. Agencies                       10,546     10,964
  Asset backed                         6,012      6,305
                                    --------   --------    --------    --------
   Total fixed income securities     119,314    121,771     140,478     133,234
Short-term investments                 7,260      7,260       9,216       9,216
                                    --------   --------    --------    --------
   Total investments                $126,574   $129,031    $149,694    $142,450
                                    ========   ========    ========    ========


                         MATURITY DISTRIBUTION OF BONDS

                                      December 31, 1995
                                   ----------------------
                                   Amortized     Fair
                                     Cost        Value
                                   ---------   ----------
           Due in 1996              $ 17,580     $ 17,850
           Due 1997 - 2001            92,873       94,369
           Due 2002 and after          8,861        9,552
                                    --------     --------
                                    $119,314     $121,771
                                    ========     ========

                      AVERAGE ANNUAL YIELD ON INVESTMENTS

                                       Year Ended December 31,
                                   --------------------------------
                                     1995        1994       1993
                                   --------    --------    --------
 Total investments at end of year
   (at amortized value)            $126,574    $149,694    $116,494
                                   ========    ========    ========

 Net investment income             $  8,089    $  6,514    $  5,989
                                   ========    ========    ========

 Average annual yield                   6.0%        5.0%        5.1%
                                        ===         ===         ===


               DISTRIBUTION OF BOND INVESTMENTS BY QUALITY RATING

                                    December 31, 1995
                                   -------------------
                                     Fair
                                    Value      Percent
                                   --------    -------
           S&P/Moody's Ratings
           -------------------
           AAA/Aaa                 $ 86,092        71%
           AA/Aa                      8,277         7
           A/A                       27,403        22
                                   --------       ---
                                   $121,771       100%
                                   ========       ===

REINSURANCE

The Company purchases reinsurance to reduce its net liability on individual risks, to protect against catastrophic losses, to stabilize its regulatory financial ratios, and to protect underwriting capacity. Under the Company's excess of loss reinsurance treaty, the reinsurers assume the liability on that portion of workers' compensation claims between $350,000 and $80,000,000 per occurrence.

Effective October 1, 1992, the Company entered into a quota share reinsurance treaty. Cessions under that treaty were discontinued July 1, 1993. During the fourth quarter of 1992, the Company ceded 40% of its net premiums earned, losses, and allocated loss adjustment expenses ("ALAE"). During the first six months of 1993, the Company ceded 14% of its net premiums earned, losses, and ALAE. The Company commuted the treaty effective September 30, 1994 and received $7,739,000 from the reinsurer in October 1994. This commutation had no impact on earnings.

Effective July 1, 1992, the Company entered into a five-year aggregate excess of loss reinsurance agreement (the "Agreement"). The Agreement provided up to $34,000,000 of coverage for aggregate losses and ALAE incurred in excess of specified loss ratios on net premiums earned from July 1992 through June 1997, and additional loss and ALAE reserves required for claims incurred prior to July 1992 above amounts reported as of June 30, 1992. During 1992, the Company ceded $10,812,000 (as restated) of losses and ALAE under the Agreement. As a result of having the Agreement in effect during 1992, the net benefit of the ceded losses and ALAE, less the related premium charge, increased 1992 income before taxes by $7,625,000 (as restated). This Agreement met the requirements of risk transfer in 1992 as embodied in reinsurance accounting literature prior to FASB Statement 113. Reinsurance accounting literature prior to Statement 113 focused on a reinsurer's exposure to varying results, including losses, as the primary evidence that risk had been transferred under a Agreement. This Agreement met the Statement 113 criteria of exposing the reinsurer to significant loss, but had multi-year aggregating retentions that Statement 113 concluded could delay timely reimbursement of claims by the reinsurer; and, the accounting for the Agreement as reinsurance was not permitted beginning January 1, 1993. Statement 113 required this Agreement to be accounted for as a deposit contract rather than as reinsurance, as previously reported. Other than balance sheet reclassifications, Statement 113 specifically prohibited the restatement of prior-period financial statements. As a result of the implementation of Statement 113 in 1993, the $10,812,000 (as restated) reinsurance recoverable, related to this Agreement, was treated as a deposit. Premiums paid in 1992 and 1993 under the Agreement totaled $11,375,000, and were expensed as follows: $3,187,000 in 1992; $5,688,000 in 1993; and
$2,500,000 in 1994. The Company commuted the Agreement effective June 30, 1994 and received $11,051,000 from the reinsurer during August 1994. The Company recognized a $239,000 benefit as a result of the commutation in the quarter ended June 30, 1994. The total cost of the Agreement on a pre-tax basis, over the two-year period the Agreement was in force, was $300,000. For matters affecting the accounting for the aggregate excess of loss reinsurance agreement see Note 14--Restatement of Financial Statements.

A contingent liability exists to the extent that losses recoverable under a reinsurance treaty are not paid to the Company by the reinsurer. The Company selects its reinsurers carefully. The majority of the Company's reinsurers are domestic companies with a Best rating of A- (Excellent) or higher. The remainder are foreign reinsurers, unrated by Best, but believed by the Company to be of high quality. The Company requires that unpaid losses and LAE for non-admitted reinsurers (unregulated by the Department) be collateralized. As of December 31, 1995, the Company did not have any claims that were ceded to non-admitted reinsurers. Since its inception, the Company has not incurred any losses as a result of uncollectible reinsurance balances. In the event that the Company was unable to collect balances due from reinsurers, it could have a material adverse effect on the Company's earnings and financial condition.

The components of net premiums written are summarized as follows (amounts in thousands):

                                                   Year Ended December 31,
                                         -------------------------------------------
                                              1995            1994             1993
                                              ----            ----             ----
                   Direct                   $75,553         $101,661         $119,840
                   Assumed                      375              112               73
                   Ceded                     (3,962)          (4,789)         (15,572)
                                            -------         --------         --------

                   Net premiums written     $71,966          $96,984         $104,341
                                            =======          =======         ========

The components of net premiums earned are summarized as follows (amounts in thousands):

                                                     Year Ended December 31,
                                           ------------------------------------------
                                              1995            1994             1993
                                              ----            ----             ----
                   Direct                   $79,920         $100,008         $118,631
                   Assumed                      209              110              133
                   Ceded                     (4,113)          (7,224)         (18,847)
                                             -------        --------         --------

                   Net premiums earned      $76,016         $ 92,894         $ 99,917
                                            =======         ========         ========

The components of net losses and loss adjustment expenses are summarized as follows (amounts in thousands):

                                                      Year Ended December 31,
                                           ------------------------------------------
                                              1995             1994              1993
                                              ----             ----              ----
                   Direct                   $54,454          $64,700          $94,609
                   Assumed                      188              149              357
                   Ceded                     (3,685)          (1,061)          (7,277)
                                            -------          -------           ------
                   Net losses and loss
                     adjustment expenses    $50,957          $63,788          $87,689
                                            =======          =======          =======

REGULATION

Pacific Rim Assurance is subject to regulation and supervision by the Insurance Departments in each state the Company is licensed. These Departments have broad regulatory, supervisory, and administrative powers over insurance companies. Regulations relate to such matters as premium rates, the adequacy of reserves, types and quality of investments, minimum capital and surplus requirements, deposit of securities for the benefit of policyholders, restrictions on stockholder dividends, periodic examination of the Company's business and records, the filing of annual statements and other reports on the financial condition and other aspects of the Company, assessments against the Company to cover liabilities to policyholders of insolvent insurance companies, and requirements regarding other matters. The regulations are concerned primarily with protecting policyholders and offer only incidental protection, if any, to holders of Pac Rim Holding common stock.

As a prerequisite to offering workers' compensation insurance in California, all workers' compensation companies must file and maintain with the State Treasurer of California, or certain depositories thereof, approved securities having a deposit value equal to the statutory loss and LAE reserves applicable to their business in that state. Accordingly, Pacific Rim Assurance presently maintains an approved depository arrangement with securities having a fair value at December 31, 1995 of $118,594,000 deposited therein.

In order to write workers' compensation insurance in Arizona, companies must file and maintain with the insurance Department of Arizona, or certain appointed depositories thereof, approved securities with a deposit value equal to a calculated Arizona requirement. The Arizona requirement is a calculation involving earned premium, losses and LAE incurred, as well as, loss and LAE payments. In order to meet this requirement as of December 31, 1995, the Company had securities with a fair value of $1,116,000 on deposit with an approved depository.

Pacific Rim Assurance, like other insurers, may be subject to assessments from time to time to cover unpaid policyholder claims of insolvent workers' compensation insurers doing business. Such assessments are spread among licensed insurers on a pro-rata basis according to premiums written in the applicable states. Some of these assessments must be billed to the Company's policyholders.

Although the federal government does not directly regulate the business of insurance, federal initiatives often affect the insurance business in a variety of ways. State regulation remains the dominant form of regulation; however, the federal government has shown increasing concern over the adequacy of state regulation. In view of the savings and loan industry crisis and several significant insurer insolvencies, several Congressional inquiries are considering the adequacy of existing state regulations related to the financial health of insurance companies. Congressional committees are also reviewing the McCarran-Ferguson Act of 1945, which currently provides a limited exemption from federal antitrust laws for the "business of insurance". The exemption allows limited cooperative activities by rating organizations and other joint industry efforts. These include the development of standardized policy forms and endorsements, statistical plans, the collection and compilation of premium, loss, and expense data; and the development of advisory rates or loss costs. The proposal would limit the insurance industry's limited exemption from federal antitrust laws and was introduced in the belief that it would foster competitive pricing among insurers. The proposal would curtail the activities of rating organizations and thus could require the expansion of individual insurer internal resources. With the possible loss of statistically valid data and/or increased costs, market niches could become even more focused. California is reviewing its statutory exemptions for the "business of insurance" from its antitrust laws.

In addition to the regulatory supervision of Pacific Rim Assurance, the Company is also subject to regulation under the California Insurance Holding Company System Regulatory Act (the "Holding Company Act"). The Holding Company Act contains certain reporting requirements, including those requiring the Company to file information relating to its capital structure, ownership, financial condition, and general business operations of Pacific Rim Assurance.

The National Association of Insurance Commissioners' ("NAIC") Committee on Financial Regulation and Standards and Accreditation (the "NAIC Committee") voted to require, as a condition of NAIC accreditation of a state's insurance regulatory system, adoption of the NAIC's 1986 Model Insurance Holding Company System Regulatory Act (the "Model Act"). Among other matters, the Model Act requires states to enact legislation further restricting the payment of dividends by insurance companies. (See Business - Restrictions on Dividends to Stockholders)

The California Insurance Code requires the prior approval of the Commissioner of any proposed change of control of the Company. Under the Code, "control" is presumed to exist if any person, directly or indirectly, owns, controls, holds with the power to vote, or holds proxies representing more than 10% of the voting securities of the Company.

The Clinton Administration previously proposed to reform the nation's health care system. In light of the uncertain status of national health care reform and the complex nature of its implementation, including changes in federal and state laws and other administrative regulatory procedures, the Company cannot predict the outcome of national health care reform or its impact on the Company.

RESTRICTIONS ON DIVIDENDS TO STOCKHOLDERS

In an effort to satisfy the dividend payment restrictions of the Model Act, amendments to the California Insurance Code designed to implement dividend payment limitations that would yield results substantially equivalent to the Model Act were passed by the California legislature on October 9, 1993. These amendments were incorporated into California Senate Bill 482. The amendments limit dividends payable during the twelve month period, without prior regulatory approval, to the greater of net income for the preceding year or 10% of policyholders' surplus as of the preceding December 31. The amendments further prohibit the payment of dividends without prior Department approval unless the insurer has available "earned surplus". The term "earned surplus" is defined as unassigned funds (surplus) as reported on the insurer's annual statement, excluding earned surplus derived from the appreciation of assets not yet realized or from an exchange of assets, unless such earned surplus has been realized or the assets received in exchange are currently realized in cash.
The legislation further requires insurers to report to the Department all dividends within five days of declaration and prohibits the payment of the dividend declared until ten days after the Department's receipt of such notice. Under these provisions, Pacific Rim Assurance paid no dividends in 1995 to Pac Rim Holding.

As reported to insurance regulatory authorities, statutory-basis capital and surplus of Pacific Rim Assurance at December 31, 1995 and 1994, was $46,549,000 and $42,284,000, respectively, and the net income (loss) amounted to $4,879,000, $(2,878,000), and $(2,347,000) for 1995, 1994, and 1993,
respectively. At December 31, 1995, Pacific Rim Assurance had a balance of $2,131,000 in its earned surplus account. Accordingly, Pacific Rim Assurance can pay dividends of $2,131,000 to Pac Rim Holding during 1996, without prior Department approval.

RISK BASED CAPITAL RULES

The NAIC has finalized a formula to calculate Risk Based Capital ("RBC") of property and casualty insurance companies. The purpose of the RBC Model is to help the NAIC monitor the capital adequacy of property and casualty insurance companies. The RBC model for property and casualty insurance companies measures three major areas of risk facing property and casualty insurers: underwriting, credit, and investment. Companies having less statutory surplus than the RBC model calculates are required to adequately address these three risk factors and will be subject to varying degrees of regulatory intervention, depending on the level of capital inadequacy. The NAIC adopted an RBC model for property and casualty insurance companies in 1993 for inclusion in the 1994 Annual Statement. The results of the RBC model for 1994 and 1995, showed that Pacific Rim Assurance had adequate capital and required no form of regulatory monitoring or intervention.

INSURANCE REGULATORY INFORMATION SYSTEM RATIOS

The NAIC annually calculates 11 key financial ratios to assist state insurance departments in monitoring the financial condition of insurance companies. Results are compared against a usual range of results for each ratio established by the NAIC. For the year ended December 31, 1995, Pacific Rim Assurance had no ratios outside of the usual range. STATUTORY TRIENNIAL EXAMINATION

The Department conducts statutory examinations of each domestic insurance company, generally once every three years. The most recent statutory examination of Pacific Rim Assurance was conducted as of December 31, 1991.

COMPETITION

The workers' compensation insurance industry is extremely competitive. Many of the Company's competitors have been in business longer, have a larger volume of business, offer a more diversified line of insurance coverage, have greater financial resources, have greater distribution capabilities, and are more widely known than Pacific Rim Assurance. Of the approximately 300 companies that wrote workers' compensation insurance in California in 1995, the Company believes that Pacific Rim Assurance ranks in the top 25 insurers, based on direct premiums written. As 1995 was the Company's first year to write premiums in Arizona and Texas, the Company does not have a significant market share of workers' compensation premiums in these states. Also, many of the Company's competitors in these states have been in business longer, have a larger volume of business, offer a more diversified line of insurance coverage, have greater distribution capabilities, and are more widely known than Pacific Rim Assurance.

The Company writes approximately 85% of its premiums in the Southern California marketplace. The operating environment for workers' compensation insurance companies doing business in Southern California has recently undergone a dramatic change. During the fourth quarter of 1992, many insurers were leaving the Southern California marketplace due to the perceived premium rate inadequacy that existed at that time, and the high number of potentially fraudulent stress and strain claims being reported. During 1994, a number of workers' compensation insurers returned to the Southern California marketplace, drawn by a marked decline in the frequency of new claims reported during 1994. This influx of insurers resulted in significantly increased levels of competition in the marketplace during 1995, resulting in a higher level of commissions paid to agents and brokers, as well as competitive pricing of premiums. There are many companies in the California workers' compensation insurance industry that have greater financial resources, longer operating histories, and more successful records of operations than the Company. As a result, it has become more difficult for the Company to retain current business and obtain new business.

SEE BUSINESS - MARKETING

EMPLOYEES

At December 31, 1995, the Company had 220 full-time employees.

ITEM 2. PROPERTIES AND COMPUTER RESOURCES.

The Company entered into a lease agreement effective May 1992 for the leasing of 93,000 square feet of office space for its principal office. The lease expires in 2002. The space is in Woodland Hills, California, which is within Los Angeles County. The Company also entered into a lease agreement effective November 1992 for the leasing of 3,000 square feet of office space in Fresno, California. The Company also leases office space in Phoenix, Arizona. The office space is 3,692 square feet and the term of the lease is from August 1995 to July 2000.

In August 1995, the Company subleased approximately 3,000 square feet of its Woodland Hills office space to a third party for one year, subject to an additional one-year option. Further, in May 1994, the Company subleased an additional 1,000 square feet of its Woodland Hills office to a third party for a period of three years. Also, in March 1994, the Company subleased an additional 12,000 square feet of its Woodland Hills office to a third party for a period of five years.

In 1992, the Company started a project to design a new computer system. This system, which was completed in 1993, provides a more sophisticated, economical, and a better managed flow of information, as well as efficient insurance processing. This project included investment in electronic data processing equipment, as well as the development of proprietary software.

In 1995, the Company started a project to design a system to create electronic files of claim and policyholders' information that would substantially decrease the need to access paper files. This system is expected to be completed in 1996. When completed, this will allow for more efficient handling of claims and underwriting activities. This project includes an investment in electronic data processing equipment, as well as software.

ITEM 3. LEGAL PROCEEDINGS.

The Company is a party to two industrywide legal matters, involving two medical facilities. This litigation claims that the insurance industry conspired to delay payments of claims. While the ultimate outcome of this litigation is uncertain, management believes that such litigation will not have a material adverse financial effect on the Company's financial position and results of operations.

In addition, in the ordinary course of business, the Company is named as a defendant in legal proceedings relating to policies of insurance that have been issued and other incidental matters. Management does not believe that any such litigation, taken as a whole, will have a material adverse financial effect on the Company's financial position and results of operations.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to a vote of the Company's stockholders during the fourth quarter of the fiscal year covered by this report.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company or operating subsidiary are as follows:

  Name                            Age              Position
  ----                            ---              --------
Stanley Braun                     58       President, Chief Executive Officer
Paul W. Craig                     41       Executive Vice President, Chief Financial Officer
Sandra L. Richards*               48       Senior Vice President
Ronald J. Tonani*                 54       Senior Vice President
----------

* These persons serve in the indicated capacities as officers of the Registrant's operating subsidiary; they are not executive officers of Pac Rim Holding.

Officers of the Company are appointed annually, and serve at the discretion of the Board of Directors of the Company.

Mr. Braun, the founder of the Company, has been President and Chief Executive Officer of the Company since its formation. He has been Chairman of the Board of Pacific Rim Assurance since inception. From 1984 until February 1987, Mr. Braun occupied senior management positions with Fairmont Insurance Company, a California workers' compensation insurance company, and served as its President and Chief Executive Officer from 1986 to 1987, when the company was acquired by Transamerica Insurance Company.

Mr. Craig was appointed Executive Vice President and Chief Financial Officer of the Company in August 1994. He previously has served as Executive Vice President since June 1990, and Chief Financial Officer from March 1990 to

July 1991. From 1976 to 1990, Mr. Craig was employed by the accounting firm of Ernst & Young, and was a partner in that firm from 1988 to 1990, specializing in service to clients in the property and casualty insurance industry. Mr. Craig is a certified public accountant.

Ms. Richards was appointed Senior Vice President of Pacific Rim Assurance in July 1991 and has directed the underwriting function of Pacific Rim Assurance since September 1987. During 1986 and 1987, she was employed as an underwriter of large accounts at Fairmont Insurance Company, a California workers' compensation insurance company. From 1980 until 1986, she was an underwriting supervisor at the Insurance Company of the West, another workers' compensation insurance company.

Mr. Tonani was appointed Senior Vice President of Pacific Rim Assurance in July 1991 and has directed the client services function of the Company since August of 1987. During 1986 and 1987, Mr. Tonani was a vice president of claims at Fairmont Insurance Company, a California workers' compensation insurance company. From 1977 until 1986, he served as vice president-marketing of the Insurance Company of the West, another worker's compensation insurance company.

None of the executive officers of the Registrant or executive officers of its insurance subsidiary has any family relationship with any other executive officer of the Registrant, any executive officer of its insurance subsidiary, or any director of the Registrant; although Dina Braun-Puetz, daughter of Stanley Braun, President and Chief Executive Officer of the Company, does hold an office of Vice President of Pacific Rim Assurance (an officer position not considered an executive officer).

                                    PART II


ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Company's Common Stock is listed on the National Association of Securities Dealers Automated Quotation System's ("NASDAQ") National Market System, under the symbol PRIM. The following table sets forth the high and low closing prices (as reported by NASDAQ) for the Company's Common Stock during 1993, 1994 and 1995.

                                        High              Low
       -----------------------------------------------------------
       First Quarter 1993              $5 3/4           $3 1/2
       Second Quarter 1993              5 1/4            3 1/2
       Third Quarter 1993               4 1/2            3 1/4
       Fourth Quarter 1993              4                2 1/2

       First Quarter 1994              $2 3/4           $1 7/8
       Second Quarter 1994              3                2
       Third Quarter 1994               3                2 1/8
       Fourth Quarter 1994              3 1/8            2 1/4

       First Quarter 1995              $3 3/8           $2 1/4
       Second Quarter 1995              2 15/16          2 1/4
       Third Quarter 1995               3 3/8            2 5/8
       Fourth Quarter 1995              3 1/4            2 1/8

The Company has never paid a dividend to stockholders and does not anticipate paying cash dividends on its Common Stock in the foreseeable future. In addition, Pac Rim Holding is dependent on dividends received from Pacific Rim Assurance for operating funds. The payment of dividends by Pacific Rim Assurance is subject to regulation under California law.

As of March 25, 1996 there were approximately 1,200 holders of Pac Rim Holding Common Stock.

ITEM 6.  SELECTED CONSOLIDATED FINANCIAL DATA.

The following selected consolidated financial data is derived from the audited financial statements of the Company and should be read in conjunction with the audited consolidated financial statements included elsewhere herein. For matters affecting the accounting for the aggregate excess of loss reinsurance agreement and the restatement of certain 1992 and 1993 amounts, see Management's Discussion and Analysis of Financial Condition and Results of Operations, Note 4-Reinsurance and Note 14-Restatement of Financial Statements.

                                                                   Year Ended December 31,
                                                 ------------------------------------------------------
                                                 1995         1994         1993        1992         1991
                                                 ----         ----         ----        ----         ----
In Thousands, Except Per Share Data
                                                                         Restated    Restated
                                                                         --------    --------
Revenues:
  Net premiums earned                           $76,016      $92,894     $ 99,917    $117,829     $100,952
  Net investment income                           8,089        6,514        5,989       6,416        4,976
  Realized investment gains (losses)                453                     3,905         (14)
                                                -------      -------     --------    --------     --------
  Total revenue                                  84,558       99,408      109,811     124,231      105,928

Costs and Expenses:
  Losses and loss adjustment expenses            50,957       63,788       87,689     100,595       75,311
  Amortization of policy
    acquisition costs - net                      18,647       19,565       11,646      12,864       13,970
  Administrative, general, and other             11,662       11,927       13,257      12,647        8,994
  Policyholder dividends                            132        1,301        1,258       1,722        3,847
  Interest expense                                2,306          857
                                                -------      -------     --------    --------     --------
  Total costs and expenses                       83,704       97,438      113,850     127,828      102,122

Income (loss) before income taxes and
   cumulative effect of a change in
   accounting principle                             854        1,970       (4,039)     (3,597)       3,806

Income tax expense (benefit)                        279          812       (2,658)     (3,027)         595
                                                -------      -------     ---------   --------     --------
Income (loss) before cumulative
   effect of a change in
   accounting principle                             575        1,158       (1,381)       (570)       3,211
Cumulative effect of a change in
  accounting for income taxes                                                             278
                                                -------      -------     --------    --------     --------
Net income (loss)                               $   575      $ 1,158     $ (1,381)   $   (292)    $  3,211
                                                =======      =======     ========    ========     ========

Per Share Data:
 Income (loss) before cumulative
   effect of a change
   in accounting principle                     $   0.06        $0.12     $  (0.14)   $  (0.06)    $  $0.35
 Cumulative effect of a change in
   accounting for income taxes                                                           0.03
                                               --------      -------     --------    ---------    --------
  Net income (loss)                            $   0.06        $0.12     $  (0.14)   $  (0.03)    $  $0.35
                                               ========      =======     ========    ========     ========

 Weighted average number of
   shares outstanding                             9,528        9,528        9,528       9,624        9,059
GAAP Combined Ratio Data:
  Loss ratio                                       67.0%        68.7%        87.8%       85.4%        74.6%
  Underwriting expense ratio                       39.9         33.9         24.9        21.6         22.8
  Policyholder dividend ratio                       0.2          1.4          1.2         1.5          3.8
                                                  -----        -----        -----       -----       ------
  Combined ratio                                  107.1%       104.0%       113.9%      108.5%       101.2%
                                                  =====        =====        =====       =====       ======

Balance Sheet Data--at end of year:
 Cash and total investments                    $129,804     $143,075     $117,173    $121,441     $104,080
 Premiums receivable                             11,616       11,855       15,197      20,037       19,244
 Earned but unbilled premiums                     4,880        5,046        6,974       7,923        8,274
 Total assets                                   169,051      186,570      189,241     198,501      144,711

 Reserve for losses and loss
  adjustment expenses                            96,525      116,629      135,965     135,460       86,702
 Unearned premiums                                5,715        9,917        8,262       7,233        9,451
 Reserve for policyholder dividends                 381          990        2,529       3,069        3,506
 Total liabilities                              124,896      149,393      150,241     158,120      104,058
 Total stockholders' equity                      44,155       37,177       39,000      40,381       40,653

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

GENERAL

The Company's 1995 premium revenue base decreased as a result of state-mandated premium rate decreases and the beginning of statewide open premium rating in California, which created an intense level of price competition, and a continuous overall erosion of premium rate levels throughout 1995. In response to this price competition, the Company accepted lower premium volume, in return for continued underwriting discipline and quality of business. As a result of lower premium volume, the Company carefully managed its expenses. Also, it expanded geographically, into additional states. Further, as a result of a 1994 capital-raising transaction in August 1994, the Company increased its average invested assets and investment income in 1995. The Company also realized capital gains on investments sold during 1995. The Company was profitable for the 1995 year.

RESULTS OF OPERATIONS

1995 COMPARED TO 1994
Net premiums earned during 1995 were $76,016,000, which represents a decrease of 18.2%. This decrease is the result of a state-mandated premium rate decrease of 16% on October 1, 1994, which affected earned premium revenues generated during 1995 from business originally written during the fourth quarter of 1994. Further, the beginning of statewide open premium rating for California workers' compensation insurance, effective January 1, 1995, created an intense level of price competition and an overall erosion of premium rate levels.

In connection with efforts to expand its business into additional geographic areas and increase future revenues, during May 1995, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Arizona, and commenced operations in June 1995. The company's net premiums earned in Arizona were $787,000 through December 31, 1995. During August 1995, the Company received a Certificate of Authority to write workers' compensation insurance in the State of Texas, and it commenced operations in October. The Company's net premiums earned in Texas were $20,000 through
December 31, 1995.   In March 1996, the Company received a Certificate of
Authority to write workers' compensation insurance in the State of Georgia.
In addition, during September 1995, Pacific Rim Assurance filed an application to write workers' compensation insurance in the State of Florida. The Company also is considering the filing of applications in certain other states. The Company believes that geographic expansion will enable it to increase its premium revenues and operate regionally in more, and potentially less volatile, markets. However, there can be no assurance that such expansion will ultimately increase revenues or prove to be profitable.

Net investment income increased 24.2%, to $8,089,000 in 1995, from $6,514,000 in 1994. The average invested assets of $138,100,000 for the year ended December 31, 1995, increased 6.5% over 1994. The increase in invested assets was the result of funds received from the sale of debentures and the commutation of the aggregate excess of loss and quota share reinsurance treaties during the third and fourth quarters of 1994. The average yield on average invested assets increased to 6.0% for the year ended December 31, 1995, from 5.0% for 1994. Prior to the increase in invested assets, the Company maintained a large position in lower-yielding short-term securities, for liquidity purposes, which accounts for the lower overall average yield in 1994. After the Company was able to reposition its investment portfolio into longer term, higher yielding securities, by October 1994, the Company's investment yield increased to 5.7% for the fourth quarter of 1994.

The Company sold bonds with total proceeds of $61,343,000 during 1995 to take advantage of certain advantageous market conditions, reposition into higher yielding securities, and to meet cash flow demands. These sales resulted in a net pre-tax realized investment gain of $453,000. There were no sales in 1994.

Losses and loss adjustment expenses ("LAE") incurred decreased $12,831,000 for the year ended December 31, 1995 as compared to 1994. The loss and LAE ratio decreased to 67.0% in 1995 from 68.7% in 1994. The improvement in the losses and LAE was attributable to the continued favorable decline in the frequency of new claims during the first half of 1995, offset in part by higher frequency of new claims in the second half of 1995; a reduction in the overall number of outstanding claims; and a continued stable trend in the severity of claims.

Total underwriting expenses decreased 3.8% to $30,309,000 for the year ended December 31, 1995, from $31,492,000 for 1994. This decrease is primarily due to a decrease in premium volume. Commissions paid to agents and brokers during 1995 decreased by $614,000. However, the average commission ratio to agents and brokers increased to 21.6% for the year ended December 31, 1995 from 18.3% for 1994, due to the impact of highly competitive conditions on business written in the California workers' compensation insurance market during the third and fourth quarters of 1994 on premiums earned during 1995. New business written during 1995 was at a lower average commission rate than premiums written in the third and fourth quarters of 1994.

The general and administrative expense component of underwriting expenses decreased $265,000 or 2.2% to $11,662,000 in 1995 from $11,927,000 in 1994.
This decrease is due to reduced employee staff costs and related expenses. The general and administrative expense ratio increased to 15.3% in 1995 from 12.8% in 1994 reflecting the Company's position to maintain a high quality of service personnel and agents, despite a decrease in premium volume.

Policyholder dividends decreased to $132,000 for the year ended December 31, 1995, from $1,301,000 for the year ended December 31, 1994. In determining the appropriate policyholder dividend accrual level, the Company analyzes competitive factors related to quality of service, loss prevention, claims management and cost control, and adequacy of premium rates, as well as its own underwriting results. The Company believes that given the decrease in premium rate levels, California policyholders already have benefited from reduced workers' compensation premiums. Thus, the importance of dividends to policyholders has diminished in the competitive market.

Interest expense increased to $2,306,000 in 1995 from $857,000 in 1994. This increase was the result of having its Series A Convertible Debenture outstanding for all of 1995 versus only four and one-half months in 1994.

Income before taxes was $854,000 for the year ended December 31, 1995, as compared to $1,970,000 for the year ended December 31, 1994. This decrease was due primarily to increased investment income and decreased expenses, offset by decreased premium volume.

Net income for the year ended December 31, 1995 was $575,000, as compared to $1,158,000 for 1994.

1994 COMPARED TO 1993
Net premiums earned during 1994 were $92,894,000, which represents a decrease of 7% from 1993. The Company ceded $2,500,000 under its aggregate excess of loss treaty during 1994, as compared to $13,188,000 under its aggregate excess of loss and quota share treaties in 1993. Absent the impact of these treaties, net premiums earned decreased 16% for the year ended December 31, 1994 as compared to 1993. This decrease was primarily the result of the Company downsizing its premium volume due to capital constraints during the first six months of 1994, and the cumulative effect of reductions in the minimum premium rate mandated by the California Insurance Commissioner, of 7% on July 16, 1993, 12.7% on January 1, 1994 and an additional 16% on October 1, 1994.

Net investment income increased 9% to $6,514,000 in 1994 from $5,989,000 in 1993. The average invested assets of $129,700,000 for the year ended December 31, 1994 increased 11% over 1993. The increase in invested assets was the result of funds received from the sale of debentures and the commutation of the aggregate excess of loss and quota share reinsurance treaties. The average yield on average invested assets decreased to 5.0% for the year ended December 31, 1994 from 5.1% for 1993. Prior to the increase in invested assets, the Company maintained a large position in lower-yielding short-term securities, for liquidity purposes, which accounts for the lower overall average yield. After the Company was able to reposition its investment portfolio into longer term, higher yielding securities, by October 1994, the Company's investment yield increased to 5.7% for the fourth quarter of 1994 from 4.9% in the fourth quarter of 1993.

The Company sold tax-exempt bonds with a total amortized cost of $89,114,000 during 1993, representing approximately 84% of its investment portfolio and reinvested the proceeds in U.S. Treasury bonds, to realize the difference between current market values and the amortized cost of the investments for tax planning purposes, and to help meet and maintain the depository requirements of the State of California. These sales resulted in a pre-tax realized investment gain of $3,905,000. There were no sales during 1994.

Losses and LAE incurred decreased $23,901,000 for the year ended December 31, 1994 as compared to 1993. The loss and LAE ratio decreased to 68.7% in 1994 from 87.8% in 1993. The improvement in the losses and LAE was attributable to the continued favorable decline in the frequency of new claims, a reduction in the number of outstanding claims, and a continued stable trend in the severity of claims.

Total underwriting expenses increased 26.5% to $31,492,000 for the year ended December 31, 1994, from $24,903,000 for 1993. The increase in underwriting expenses is the result of ceded commissions of $2,025,000 received by the Company under its quota share reinsurance treaty during 1993, with no similar benefit during 1994; in addition there was an increase of $6,456,000 in the amount of commissions paid to agents and brokers during 1994. The average commission ratio to agents and brokers increased to 18.3% for the year ended December 31, 1994 from 10.5% for 1993, due to the continuation of highly competitive conditions in the California workers' compensation insurance market.

The general and administrative expense component of underwriting expenses decreased $1,330,000 or 10% to $11,927,000 in 1994 from $13,257,000 in 1993.
The general and administrative expense ratio decreased to 12.8% in 1994 from 13.3% in 1993. This decrease is due to reduced employee staff costs and related expenses.

The policyholder dividend ratio was stable at 1.4% in 1994 and 1.2% in 1993. In determining appropriate policyholder dividend accrual levels, the Company analyzes competitive factors related to quality of service, loss prevention, claims management and cost control, and adequacy of premium rates, as well as its own underwriting results.

Income before income taxes was $1,970,000 for the year ended December 31, 1994 as compared to a $4,039,000 loss for the year ended December 31, 1993. This improvement was due primarily to the commutation of the aggregate excess of loss reinsurance treaty, increase in investment income, and decreases in the frequency of new claims and number of outstanding claims, as well as a stable trend in the severity of claims.

Net income for the year ended 1994 was $1,158,000, as compared to a net loss of $1,381,000 for 1993.

In July 1993, the California legislature passed two sets of workers' compensation law reforms, which could impact significantly the benefits available under the California workers' compensation system and the premium rates applicable to such coverage. The legislation is designed to reduce the claim costs and rates applicable to California workers' compensation coverage. The first item of legislation repealed the California minimum rating law effective January 1, 1995. This minimum rating law existed as a means of preserving the financial integrity of the California workers' compensation system by generally prohibiting insurers from charging to California insureds premium rates below the minimum levels established by the Commissioner.

The second item of rate-related legislation required a 7% decrease in the minimum premium rates charged with respect to California workers' compensation coverage. The minimum premium rate decrease was effective July 16, 1993 for
all policies inforce at that time.   In addition, effective January 1, 1994,
the minimum premium rate was decreased another 12.7%, to be phased in upon the insured's policy renewal date during the year. The reduced minimum rates remained in effect until January 1, 1995, at which time the open price competition resulting from the repeal of the minimum rating law took effect.

Along with legislation affecting workers' compensation rates, the California legislature further enacted legislation designed to reform the benefits available and combat fraud within the California workers' compensation system. In particular, the legislation provides for increased benefit payments applicable to totally disabled and seriously injured workers, while at the same time cutting benefits for certain over- utilized treatments and psychiatric injury claims.

With respect to the potential impact of such reforms on the future results of operations and liquidity of the Company, the repeal of the minimum rating law opens the workers' compensation insurance market to direct price competition among insurers. This gives larger and better capitalized companies a significant competitive advantage over the Company. On the other hand, some of the benefit reforms are intended to reduce fraud and over-utilized treatments and psychiatric injury claims, thus reducing claims costs. While it cannot be stated with certainty, proponents of the legislation believe that the increased benefit payments will be more than offset by benefit reduction reforms. Such reduction could help offset revenues lost by the rate reductions. However, the ultimate impact of these reforms on the future operation and liquidity of the Company cannot be stated with certainty. (See Business - "Significant Changes in the California Workers' Compensation System")

COMBINED RATIO DATA

Four ratios are traditionally used to measure underwriting performance in the workers' compensation insurance industry: the loss ratio, the underwriting expense ratio, and the policyholder dividend ratio, which when added together constitute the combined ratio. A combined ratio greater than 100% indicates an underwriting loss, while a combined ratio less than 100% indicates an underwriting profit.

The following table sets forth the Company's combined ratio and its component ratios, as measured on the basis of generally accepted accounting principles ("GAAP"):




                                               YEAR ENDED DECEMBER 31,
                                               -----------------------
                                            1995         1994       1993
                                            -----        -----      -----
       Loss ratio                           67.0%         68.7%      87.8%
       Underwriting expense ratio           39.9          33.9       24.9
       Policyholder dividend ratio           0.2           1.4        1.2
                                           -----         -----      -----
       Combined ratio                      107.1%        104.0%     113.9%
                                           =====         =====      =====

The following table sets forth the Company's combined ratio and its component ratios, as measured on the basis of statutory accounting practices.

                                               YEAR ENDED DECEMBER 31,
                                               -----------------------
                                            1995         1994       1993
                                            -----        -----      -----
          Loss ratio                         67.0%        72.3%      87.9%
          Underwriting expense ratio         40.4         33.4       23.2
          Policyholder dividend ratio         0.2          2.6        2.3
                                            -----        -----      -----
          Combined ratio                    107.6%       108.3%     113.4%
                                            =====        =====      =====

The differences in the GAAP and statutory loss ratios, underwriting expense ratios, policyholder dividend ratios, and combined ratios for the periods presented are due primarily to GAAP permitting, but statutory accounting practices prohibiting or delaying, certain accruals. The statutory loss ratios differ from the GAAP loss ratios primarily as a result of the cession of amounts under the Company's quota share and aggregate excess of loss reinsurance treaties. (See Business - "Reinsurance.") The statutory underwriting expense ratios are different than the GAAP underwriting expense ratios primarily as a result of the recognition of ceding commissions related to the Company's quota share reinsurance treaty and the amortization of policy acquisition costs. The statutory policyholder dividend ratios differ from the GAAP policyholder dividend ratios because policyholder dividends are recognized for statutory purposes when declared and are accrued for GAAP purposes based on anticipated future declarations as the related premiums are earned.

RESTATEMENT OF FINANCIAL STATEMENTS

The Company restated its financial statements for the year ended December 31,1992 and subsequent periods, through March 31, 1994, reflecting the resolution of discussion between the Company and the Staff of the Securities and Exchange Commission ("Staff") regarding the Company's method of applying generally accepted accounting principles for an aggregate excess of loss reinsurance agreement (the "Agreement") entered into by its workers' compensation insurance subsidiary, The Pacific Rim Assurance Company, in 1992.

The restatement changed the timing of recognition of net benefits and net costs related to the Agreement during the two years the Agreement was in effect, July 1, 1992 through June 30, 1994. The restatement reduced the originally reported net income of $2.5 million for the year ended December 31, 1992 by $2.8 million, but it improved the results of operations for the second quarter ended June 30, 1994 by the same amount. The restatement had no net effect on the Company's cumulative operating results during the two-year period the Agreement was in effect, nor on stockholders' equity as of June 30, 1994. The Company commuted the Agreement as of June 30, 1994, and the cumulative pre-tax net cost for the two-year period the Agreement was in effect was $300,000.

The Staff reviewed the Company's Proxy Statement for its August 15, 1994 Annual Meeting of Stockholders relating to, among other matters, the issuance of $20 million in convertible debentures in a private placement investment of capital by an investment partnership. In connection with that review, the Staff advised the Company that, in its view, the Company's 1992 and subsequent financial statements should be restated. The Staff's view was that the Company's method of accounting for its Agreement was an inappropriate application of generally accepted accounting principles, and that the $11.8 million pre-tax net benefit originally recognized by the Company from the Agreement in 1992 should have been limited to $7.6 million.

The Company believed that the accounting treatment accorded the Agreement in the Company's financial statements was in conformity with generally accepted accounting principles and predominant industry practice at the time. However, following discussions with the Staff, and after considering the impact of a restatement on the Company, its stockholders, and other constituents, the Company changed its accounting for the Agreement and restated the 1992, 1993 and March 31, 1994 financial statements.

Prior to restatement, the Company reported a 1992 pre-tax net benefit from the Agreement of $11.8 million, consisting of $15 million of ceded losses recoverable, less ceded earned premium of $3.2 million. During 1993, the Company expensed, on a pre-tax basis, $5.7 million with respect to the Agreement. During the first six months of 1994, the Company, in accordance with its original accounting treatment, anticipated expensing, on a pre-tax basis, an additional $6.4 million, which amount was to include a $1.7 million non-cash charge to be recognized concurrent with the commutation of the Agreement as of June 30, 1994.

As a result of the Company's commutation of the Agreement, the Company did not cede any losses under the Agreement, and received $11.1 million in 1994 of the $11.4 million in premiums previously paid to the reinsurer. As such, the pre-tax reinsurance cost over the two-year period that the Agreement was in effect was $300,000. The restatement did not affect the Company's stockholders' equity as of June 30, 1994, did not change the Company's reinsurance cost over the two-year period that the Agreement was in effect, and did not change the Company's previously reported statutory-basis surplus or statutory-basis results of operations as of any date or for any period. The restatement reduced previously reported 1992 net income and stockholders' equity as of December 31, 1992, December 31, 1993, and March 31, 1994, by $2.8 million, left unchanged the operating results for 1993 and the first quarter of 1994, and improved operating results for the three-month and six-month periods ended June 30, 1994 by $2.8 million, as compared to the results of operations that would have been obtained under the Company's original accounting treatment. As a result, stockholders' equity as of June 30, 1994 was unaffected by the restatement. As a result of the restatement, as of December 31, 1992, the originally reported pre-tax benefit of $11.8 million was restated to $7.6 million. The originally reported ceded losses recoverable of $15 million was restated to $10.8 million, and the originally reported 1992 net income of $2.5 million was restated to a net loss of $300,000.

In this document, all items in the text that have been restated are noted by ("as restated"). All tables and financial statements that have been restated are noted by "Restated" above the applicable column.

LIQUIDITY AND CAPITAL RESOURCES

Pac Rim Holding was organized in May 1987 and has been capitalized from sales of the Company's Common Stock. Pac Rim Holding is dependent on dividends from Pacific Rim Assurance for operating funds. Pacific Rim Assurance may pay dividends without prior California Insurance Department approval to the extent it has available "earned surplus". Dividends are further limited to an amount up to the greater of net income from the preceding calendar year or 10% of policyholders' surplus as of the end of the preceding year. Earned surplus for Pacific Rim Assurance is its unassigned surplus, which was $2,131,000 at
December 31, 1995.   Accordingly, Pacific Rim Assurance may pay dividends of
$2,131,000 to Pac Rim Holding in 1996, without such prior approval.

One of the most widely accepted factors used by regulators and rating agencies in evaluating insurance companies is the ratio of net premiums written to policyholders' surplus, which is an indication of the degree to which an insurer is leveraged. While there is no statutory requirement applicable to Pacific Rim Assurance that establishes a permissible net premiums written to policyholders' surplus ratio, as determined in accordance with statutory accounting practices, the National Association of Insurance Commissioners uses a ratio of three to one as an appropriate guideline in assessing a property/casualty insurance company's financial condition. The lower the ratio, the less leveraged is the company.

In August 1994, the Company completed a capital-raising transaction and issued $20,000,000 of convertible debentures to PRAC, Ltd. ("PRAC"). As a result of the capital transaction, the Company increased the policyholders' surplus of
Pacific Rim Assurance by $16,800,000.   At December 31, 1995, the
statutory-basis policyholders surplus of Pacific Rim Assurance was $46,549,000. Pacific Rim Assurance's ratio of net premiums written to policyholders' surplus for 1995, as determined on the basis of statutory accounting practices, was
1.55 to 1.

Insurance companies are required to maintain on deposit with the Regulatory Agencies deposits for the benefit of policyholders, in an amount prescribed by regulations. At December 31, 1995, the Company was in good standing with all Departments of Insurance with respect to its deposit requirements, maintaining securities with a total fair value of $119,710,000 on deposit with authorized depositories in various states.

A workers' compensation insurance company must maintain sufficient liquid assets to meet its contractual obligations to policyholders, in addition to maintaining funds to meet ordinary operating expenses. The Company typically has several sources of funds to meet obligations, including cash flow from operations, interest from fixed-income securities, recoveries from reinsurance contracts, as well as the ability to sell portions of its investment portfolio. In addition, the Company has an unsecured line of credit for $3,000,000. No borrowings have been made from this line of credit. The Company has an investment portfolio of high quality, highly liquid, U.S. Treasury, other governmental agency, and corporate obligations. The Company's cash flows provided by (used in) operating activities for the years ended December 31, 1995, 1994, and 1993 were $(22,819,000), $15,905,000, and $(6,080,000), respectively. In light of the reduced level of premiums currently being written, due to state-mandated reductions in premium rates, and the repeal of the minimum rate law, coupled with claim payments required on premiums previously written, it is probable that the Company will experience a continued period of negative cash flow, until the level of loss payments decreases to the level proportionate to the level of premiums collected. The Company believes that Pacific Rim Assurance will be able to meet its requirements for both claim payments and expenses.

As a result of its ownership of debentures of Pac Rim Holding, PRAC, together with certain affiliated entities, is entitled to vote the equivalent of 55.2% of the Company's voting securities with respect to certain matters, and will be entitled to vote the equivalent of approximately 61.6% of the Company's voting securities as to those matters on exercise of Warrants. These voting rights, together with PRAC's right to designate certain members of the Board of Directors, give PRAC effective control of the Board of Directors and over all major corporate matters and transactions. It may also have the effect of discouraging certain types of transactions involving an actual or potential change of control of the Company, including transactions in which the holders of the Company's shares might otherwise receive a premium for their shares over then current market prices. These actions will have the effect, among other things, of limiting the ability of the Company to enter into certain significant transactions without the support of PRAC, and allowing PRAC to cause the Company to enter into certain transactions. These transactions may include transactions between PRAC, or its affiliates, and the Company, as well as transactions for the sale of the Company or the sale of control of the Company. PRAC may have interests that diverge from or conflict with those of the Company. Although such conflicts may arise, Directors designated by PRAC to the Board of Directors have a fiduciary responsibility to act in the Company's best interest.

Since the first quarter of 1995, the Company has retained as consultants, Salomon Brothers (the investment banking firm that assisted the Company in previous capital-raising transactions) to advise of future strategic alternatives.

EFFECTS OF INFLATION

Inflation can be expected to affect the operating performance and financial condition of the Company in several aspects. Inflation can reduce the market value of the investment portfolio. However, generally the intent of the

Company is to hold its investments to maturity. (See "Liquidity and Capital Resources") Inflation adversely affects the portion of reserve for losses and LAE that relates to hospital and medical expenses, as these expenses normally increase during inflationary periods (and in recent years have increased at a greater rate than prevailing inflation). The liabilities for losses and LAE, relating to indemnity benefits for lost wages are not directly affected by inflation, as these amounts are established by statute. To the extent that the reserve for losses and LAE and claim payments have increased as a result of inflation, premium rates have historically increased by operation of the rate setting process, which process established the minimum rates in effect in California prior to January 1, 1995. However, no assurance can be given that following the introduction of open premium rating in California effective January 1, 1995, premium rates will keep pace with inflation. Another result of inflation is an expected escalation of wages paid to employees. To the extent that wages increase, premium revenues will proportionately increase since rates are based on the employer's payroll. Since May 1987, the Company's inception, the Company believes that the effect of inflation on the Company has not been material.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 1992, the FASB issued Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", which established the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Statement 113 was effective for 1993 financial statements. For those contracts that meet the statement's criteria for indemnification of insurance risk, Statement 113 requires that reinsurance recoverables under reinsurance agreements are to be reported as assets (as opposed to the prior practice of netting recoverables against liabilities), any amount paid for retroactive reinsurance contracts (contracts covering insured events that have already occurred) over the recorded liabilities that are ceded under the contract, is to be deferred and recognized as income over future periods as the recoveries are realized, and, the excess of amounts paid for retroactive reinsurance contracts over the ceded liabilities is to be charged to income. Statement 113 did not allow restatement of previous financial periods when adopted.

In May 1993, the FASB issued Statement 115, "Accounting for Certain Investments in Debt and Equity Securities", which addresses the accounting and reporting for certain investments in debt securities. Statement 115 was effective for 1994. Statement 115 requires that investments in debt and equity securities be classified into one of three categories: held-to-maturity, available-for-sale, or trading. The Company currently classifies its investments in debt securities as available-for-sale. FASB 115 requires that any unrealized holding gains and losses be reported as a net amount in a separate component of Stockholders' Equity. The amount of net unrealized capital gains and losses in the Company's portfolio, net of applicable taxes, were a loss of $4,781,000 at December 31, 1994, and a gain of $1,622,000 at December 31, 1995.

In October 1995, FASB issued FASB No. 123, "Accounting For Stock-Based Compensation" which established a fair value based method of accounting for stock-based compensation plans. This statement is effective for financial statements with fiscal years beginning after December 15, 1995. The Company will elect to continue accounting for stock-based compensation based on Accounting Principles Board Opinion 25; and thus, the Company adopts only the disclosure provision of FASB Statement 123. The Company does not expect the implementation of this pronouncement to have a material effect on the Company's financial position or results of operations.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Information with respect to this Item is incorporated by reference to the financial statements and supplementary data listed in Item 14 of Part IV of this report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

                                    PART III


ITEM 10.   DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

There is incorporated herein by reference the information required by this Item in the Company's definitive proxy statement for the 1996 annual meeting of stockholders which it is intended will be filed with the Securities and Exchange Commission no later than 120 days after the close of the fiscal year ended December 31, 1995.

ITEM 11.  EXECUTIVE COMPENSATION.

There is incorporated herein by reference the information required by this Item in the Company's definitive proxy statement for the 1996 annual meeting of stockholders which it is intended will be filed with the Securities and Exchange Commission no later than 120 days after the close of the fiscal year ended December 31, 1995.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

(a)      Security ownership of certain beneficial owners:

There is incorporated herein by reference the information required by this Item in the Company's definitive proxy statement for the 1996 annual meeting of stockholders which it is intended will be filed with the Securities and Exchange Commission no later than 120 days after the close of the fiscal year ended December 31, 1995.

(b)      Security ownership of management:

There is incorporated herein by reference the information required by this Item in the Company's definitive proxy statement for the 1996 annual meeting of stockholders which it is intended will be filed with the Securities and Exchange Commission no later than 120 days after the close of the fiscal year ended December 31, 1995.

(c)     Changes in control:

The Company knows of no arrangements, including any pledges by any person of its securities, the operation of which may at a subsequent date result in a change in control.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

There is incorporated herein by reference the information required by this Item in the Company's definitive proxy statement for the 1996 annual meeting of stockholders which it is intended will be filed with the Securities and Exchange Commission no later than 120 days after the close of the fiscal year ended December 31, 1995.

                                    PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

(a) DOCUMENTS FILED WITH REPORT.

1. The following consolidated financial statements of Pac Rim Holding and subsidiary are filed as part of this report.

         Consolidated Balance Sheets - December 31, 1995 and 1994

         Consolidated Statements of Operations - Years ended
         December 31, 1995, 1994, and 1993

         Consolidated Statements of Cash Flows - Years ended
         December 31, 1995, 1994, and 1993

         Consolidated Statements of Stockholders' Equity - Years ended December 31, 1995, 1994, and 1993

         Notes to Consolidated Financial Statements

2. The following financial statement schedules of Pac Rim Holding and subsidiary are filed as part of this report.

         Schedule II      Condensed Financial Information of Registrant

         Schedule III     Supplementary Insurance Information

         Schedule IV      Reinsurance

         Schedule VI Supplemental Information Concerning Property/Casualty Insurance Operations

All other schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instruction or are inapplicable and therefore have been omitted.

3. The exhibits listed on the accompanying Exhibit Index are filed as part of this report.

(b) REPORTS ON FORM 8-K.

No reports on Form 8-K were filed by the Company during the last quarter of the fiscal year ended December 31, 1995.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





Stockholders and Board of Directors
Pac Rim Holding Corporation:

We have audited the accompanying consolidated balance sheets of Pac Rim Holding Corporation and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Pac Rim Holding Corporation and subsidiaries as of December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules following the financial statements are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Los Angeles, California
February 8, 1996


                                                ARTHUR ANDERSEN LLP

                         REPORT OF INDEPENDENT AUDITORS


Stockholders and Board of Directors
Pac Rim Holding Corporation

We have audited the accompanying consolidated statements of operations, changes in stockholders' equity and cash flows of Pac Rim Holding Corporation and subsidiary for the year ended December 31, 1993. Our audit also included the information for the year ended December 31, 1993, included in the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of Pac Rim Holding Corporation and subsidiary for the year ended December 31, 1993, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements, as discussed above, taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 14, to the consolidated financial statements, the Company and the staff of the Securities and Exchange Commission (the "Staff") have had discussions with respect to the application of generally accepted accounting principles with respect to the Company's accounting method used to account for its aggregate excess of loss reinsurance agreement (the "Agreement"), as described in Note 4. As a result of those discussions, the Company had decided to change its application of generally accepted accounting principles to limit the benefit recognized under the Agreement, and, accordingly, has restated its consolidated financial statements and schedules referred to above to reflect this change.

As discussed in Note 4 to the consolidated financial statements, in 1993, the Company adopted the provisions of Financial Accounting Standards Board Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts."



                                                ERNST & YOUNG LLP


Los Angeles, California
February 25, 1994, except as to Note 14, the date of which is August 3, 1994

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                        DECEMBER 31,
                                                                                              -------------------------------
                                                                                                1995                   1994
                                                                                                ----                   ----
ASSETS
Investments:
  Bonds, available-for-sale at fair value (amortized cost $119,314 and $140,478)              $121,771               $133,234
  Short-term investments (at cost, which approximates fair value)                                7,260                  9,216
                                                                                              --------               --------
    Total Investments                                                                          129,031                142,450

Cash                                                                                               773                    625
Reinsurance recoverable                                                                          4,068                  2,132
Premiums receivable, less allowance for doubtful
   accounts of $1,221 and $1,071                                                                11,616                 11,855
Earned but unbilled premiums                                                                     4,880                  5,046
Investment income receivable                                                                     2,207                  2,355
Deferred policy acquisition costs                                                                  974                  2,085
Property and equipment, less accumulated depreciation
     and amortization of $3,803 and $2,860                                                       2,434                  2,541
Unamortized debenture issue costs                                                                1,468                  1,873
Federal income taxes recoverable                                                                 1,456                    443
Deferred federal income taxes                                                                    8,348                 12,987
Prepaid reinsurance premiums                                                                       227                    380
Other assets                                                                                     1,569                  1,798
                                                                                              --------               --------
   Total Assets                                                                               $169,051               $186,570
                                                                                              ========               ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Reserve for losses and loss adjustment expenses                                             $ 96,525               $116,629
  Convertible debentures payable, less
    unamortized discount of $1,393 and $1,695                                                   18,607                 18,305
  Unearned premiums                                                                              5,715                  9,917
  Reserve for policyholder dividends                                                               381                    990
  Accrued expenses and accounts payable                                                          3,668                  3,552
                                                                                              --------               ---------
             Total Liabilities                                                                 124,896                149,393

Commitments and contingencies

Stockholders' Equity:
  Preferred Stock:
    $.01 par value--shares authorized 500,000;
    none issued and outstanding

  Common Stock:
    $.01 par value--shares authorized 35,000,000
    issued and outstanding 9,528,200                                                                95                     95
  Additional paid-in capital                                                                    29,624                 29,624
  Warrants                                                                                       1,800                  1,800
  Unrealized gain (loss) on available-for-sale securities, net                                   1,622                 (4,781)
  Retained earnings                                                                             11,014                 10,439
                                                                                              --------               --------
          Total Stockholders' Equity                                                            44,155                 37,177
                                                                                              --------               --------
          Total Liabilities and Stockholders' Equity                                          $169,051               $186,570
                                                                                              ========               ========

See notes to consolidated financial statements.

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                    YEAR ENDED DECEMBER 31,
                                                                          -----------------------------------------
                                                                           1995              1994            1993
                                                                          -------          -------          -------
REVENUES:

   Net premiums earned                                                    $76,016          $92,894         $ 99,917
   Net investment income                                                    8,089            6,514            5,989
   Realized capital gains                                                     453                             3,905
                                                                          -------          -------         --------
      Total revenue                                                        84,558           99,408          109,811

COSTS AND EXPENSES:

   Losses and loss adjustment expenses                                     50,957           63,788           87,689
   Amortization of policy acquisition costs - net                          18,647           19,565           11,646
   Administrative, general, and other                                      11,662           11,927           13,257
   Policyholder dividends                                                     132            1,301            1,258
   Interest expense                                                         2,306              857
                                                                          -------          -------         --------

      Total costs and expenses                                             83,704           97,438          113,850
                                                                          -------          -------         --------

  Income (loss) before income taxes                                           854            1,970           (4,039)

  Income tax expense (benefit)                                                279              812           (2,658)
                                                                          -------          -------         --------

  NET INCOME (LOSS)                                                       $   575          $ 1,158         $ (1,381)
                                                                          =======          =======         ========

PER SHARE DATA:

  NET INCOME (LOSS) PRIMARY                                               $   .06           $ 0.12         $  (0.14)
                                                                          =======           ======         ========

  NET INCOME (LOSS) FULLY DILUTED                                         $   .06           $ 0.12         $  (0.14)
                                                                          =======           ======         ========


See notes to consolidated financial statements.

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              (AMOUNTS IN THOUSANDS, EXCEPT FOR NUMBER OF SHARES)




                                                                                      UNREALIZED
                                          COMMON STOCK                               GAIN (LOSS) ON
                                      -------------------                              AVAILABLE-
                                        NUMBER               ADDITIONAL                FOR-SALE
                                          OF                  PAID-IN                 SECURITIES,    RETAINED
                                        SHARES     AMOUNT     CAPITAL      WARRANTS      NET         EARNINGS      TOTAL
                                      ---------    ------    ---------     --------   -----------    --------     -------
Balance at January 1, 1993            9,528,200    $   95      $29,624     $           $             $ 10,662     $40,381
 (as restated)

 Net loss                                                                                              (1,381)     (1,381)
                                      ---------    ------      -------     --------    ---------     --------     -------

Balance at December 31, 1993          9,528,200        95       29,624                                  9,281      39,000
 (as restated)

 Unrealized gain on
   available-for-sale
   securities at January 1,
   1994, net                                                                                  96                       96
 Additional paid in
   capital-warrants                                                           1,800                                 1,800

 Net income                                                                                             1,158       1,158

 Change in unrealized
   loss of available-for
   -sale securities, net                                                                  (4,877)                  (4,877)
                                      ---------    ------      -------     --------    ---------     --------     -------

Balance at December 31, 1994          9,528,200        95       29,624        1,800       (4,781)      10,439      37,177


 Net income                                                                                               575         575
 Change in unrealized gain of
   available-for-sale
   securities, net                                                                         6,403                    6,403

                                      ---------    ------      -------     --------    ---------     --------     -------
Balance at December 31, 1995          9,528,200    $   95      $29,624     $  1,800    $   1,622     $ 11,014     $44,155
                                      =========    ======      =======     ========    =========     ========     =======





See notes to consolidated financial statements.

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                             (AMOUNTS IN THOUSANDS)


                                                                                               YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------------------
                                                                                        1995            1994             1993
                                                                                        ----            ----             ----
OPERATING ACTIVITIES
     Net Income (loss)                                                               $    575         $  1,158         $ (1,381)
     Adjustments to reconcile net income (loss) to net
        cash provided by operating activities:
          Depreciation and amortization                                                 1,421              930            1,911
          Provision for losses on premiums receivable                                     150             (143)             702
          Provision (benefit) for deferred income taxes                                 1,340            1,188             (851)
          Realized capital gains                                                         (453)                           (3,905)
          Changes in:
              Reserve for losses and loss adjustment expenses                         (20,104)         (19,336)             505
              Unearned premiums                                                        (4,202)           1,655            1,029
              Reserve for policyholder dividends                                         (609)          (1,539)            (540)
              Ceded reinsurance payable                                                                   (252)          (7,592)
              Premiums receivable                                                         255            5,413            5,087
              Reinsurance recoverable                                                  (1,936)          13,044           (3,984)
              Aggregate excess of loss reinsurance recoverable                                          10,812
              Prepaid reinsurance premiums                                                153            2,435            3,395
              Deferred policy acquisition costs                                         1,111             (953)             (90)
              Income taxes recoverable                                                 (1,013)           1,916           (1,807)
              Accrued expenses and accounts payable                                       116              319           (1,281)
              Investment income receivable                                                148           (1,372)           1,882
              Other assets                                                                229              630              840
                                                                                     --------         --------         --------
                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                      (22,819)          15,905           (6,080)
                                                                                     --------         --------         --------

INVESTING ACTIVITIES
     Purchase of investments - bonds                                                  (40,524)         (67,788)         (73,509)
     Sales of investments - bonds                                                      61,343                            89,114
     Maturity and calls of investments - bonds                                          1,028            7,228           16,852
     Additions to property and equipment                                                 (836)            (918)            (916)
                                                                                     --------         --------         --------
                NET CASH PROVIDED (USED) BY INVESTMENT ACTIVITIES                      21,011          (61,478)          31,541
                                                                                     --------         --------         --------

FINANCING ACTIVITIES
     Proceeds from issuance of convertible debentures                                                   20,000
     Debenture issuance costs                                                                           (2,025)
                                                                                                      --------
                NET CASH PROVIDED BY FINANCING ACTIVITIES                                               17,975
                                                                                     --------         --------         --------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       (1,808)         (27,598)          25,461
Cash and cash equivalents at beginning of period                                        9,841           37,439           11,978
                                                                                     --------         --------         --------
                   CASH AND CASH EQUIVALENTS AT END OF PERIOD                          $8,033         $  9,841         $ 37,439
                                                                                     ========         ========         ========

SUPPLEMENTAL DISCLOSURE:
  Interest paid                                                                      $  1,615         $    -0-         $    -0-
                                                                                     ========         =========        ========
  Income taxes paid                                                                  $     37         $    -0-         $    -0-
                                                                                     ========         ========         ========

See notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

                               DECEMBER 31, 1995


NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION: Pac Rim Holding Corporation ("Pac Rim Holding") is a holding company that was incorporated in 1987 in Delaware. The accompanying consolidated financial statements include the accounts and operations of the holding company and its subsidiary, The Pacific Rim Assurance Company and its subsidiary, Regional Benefits Insurance Services, Inc., (collectively referred to herein as "the Company"). All significant intercompany transactions and balances are eliminated in consolidation. The Pacific Rim Assurance Company ("Pacific Rim Assurance") is engaged exclusively in the business of writing workers' compensation insurance in California, Arizona, and Texas. Regional Benefits Insurance Services, Inc. ("RBIS") is an insurance agency.

ACCOUNTING PRINCIPLES: The accompanying consolidated financial statements are presented on the basis of generally accepted accounting principles ("GAAP"), which differ in some respects from those followed in reports to the Insurance Departments. The principal differences relate to the recognition of deferred income taxes, deferred policy acquisition costs, earned but unbilled premiums, and policyholder dividends.

EARNED PREMIUMS: Earned premiums and the liability for unearned premiums are calculated by formula such that the premium written is earned pro rata over the term of the policy. The insurance policies currently written by the Company are for a period of one year or less. Premiums earned include an estimate for earned but unbilled premiums and retrospectively rated premiums.

RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES: The reserve for losses and loss adjustment expenses ("LAE") is based on the accumulation of cost estimates for each loss reported prior to the close of the accounting period and provision for the probable cost of losses that have occurred but have not yet
been reported.   The Company does not discount such reserves for financial
reporting purposes.   The methods for making such estimates and for
establishing the resulting liabilities are continually reviewed and updated and any adjustments resulting therefrom are included in current operations when determined. While the ultimate amount of losses incurred and the related expense is dependent on future developments, management is of the opinion that, given the inherent variability in any such estimates, the reserve for unpaid losses and LAE is within a reasonable range of adequacy. The Company had an independent actuarial study conducted on the Company's reserve for losses and LAE as of December 31, 1995. The study concluded that such reserve makes a reasonable provision for all unpaid loss and LAE obligations of the Company under the terms of its policies and agreements.

POLICY ACQUISITION COSTS: Policy acquisition costs, such as commissions, premium taxes, and other underwriting costs related to the production and retention of business, are deferred and amortized as the related premiums are earned. Anticipated investment income is considered in determining the recoverability of this asset. Other policy acquisition costs that do not vary with the production of new business are expensed when incurred and are included in administrative, general, and other expenses.

POLICYHOLDER DIVIDENDS: A significant portion of all policies written by the Company are eligible for policyholder dividends. An estimated provision for policyholder dividends is accrued as the related premiums are earned. Such dividends do not become a legal liability of Pacific Rim Assurance unless, and until, declared by the Board of Directors.

INVESTMENTS: In May 1993, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". As of January 1, 1994, the Company adopted the provisions of that Standard for investments held as of or acquired after that date. In accordance with Statement 115, prior-period financial statements have not been restated to reflect the change in accounting principle. The cumulative effect as of January 1, 1994 of adopting Statement 115 increased stockholders' equity by $96,000 (net of deferred income taxes of $50,000) to reflect the net unrealized holding gains on bonds previously carried at amortized cost; there was no effect on net income as a result of the adoption of Statement 115. In

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED


the year ended December 31, 1994, net unrealized holding gains decreased by $4,877,000 (net of deferred tax benefit of $2,513,000); the net unrealized holding loss was $4,781,000 at December 31, 1994. In the year ended December 31, 1995, net unrealized holding gains increased by $6,403,000 (net of deferred tax expense of $3,299,000); the net unrealized holding gain was $1,622,000 at December 31, 1995.

The cost of investments sold is determined by specific identification. The Company's investment guidelines emphasize buying, with the intent of holding to maturity, high quality U.S. Treasury securities, other governmental agency securities, and corporate bonds. The Company does not actively trade its securities. Although the Company has the intent to hold its investments to maturity, the Company also recognizes that unforeseeable circumstances, such as changes in market conditions, tax considerations, and operational needs, may require the sale of securities prior to maturity. As of December 31, 1995, and 1994 the Company has designated all of its portfolio as "available for sale".

PROPERTY AND EQUIPMENT: Property and equipment is stated at cost. Depreciation of property and equipment is computed using the straight-line method over an estimated useful life of five years for financial reporting purposes. Leasehold improvements are amortized on the straight-line method over the life of the lease.

TAXES: Effective January 1992, the Company adopted SFAS No. 109, "Accounting for Income Taxes". The Statement requires the recognition of deferred tax assets and liabilities based on the expected future tax consequences of existing differences between financial reporting and tax reporting bases of assets and liabilities and operating loss and tax credit carryforwards for tax purposes.

The insurance subsidiary pays premium taxes on gross premiums written in California in lieu of state income taxes.

CASH AND CASH EQUIVALENTS: For purposes of the statements of cash flows, certificates of deposit and short-term investments with an original maturity of three months or less, at date of purchase, are considered to be cash equivalents.

STOCKHOLDERS' EQUITY: The issuance of the convertible debentures included issuing detachable warrants to purchase common stock (See Note 5). The value of these warrants was $1,800,000, which was recorded as warrants in the Consolidated Balance Sheets.

EARNINGS PER SHARE: Net income (loss) per share is computed on the basis of the weighted average shares of common stock, plus common stock equivalent shares arising from the effect of the stock options, warrants, and convertible debentures. As of December 31, 1995, these securities did not impact primary or fully diluted earnings per share as they were antidilutive. (See Notes 5 and 6).

The number of shares used in the computation of primary and fully diluted earnings per share for the twelve month periods ended December 31, 1995, 1994, and 1993 was 9,528,000.

NEW ACCOUNTING STANDARDS: The Company accounts for reinsurance transactions in accordance with FASB Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", which established the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Statement 113 was effective for 1993 financial statements. For those contracts that meet the statement's criteria for indemnification of insurance risk, Statement 113 requires that reinsurance recoverables under reinsurance agreements are to be reported as assets (as opposed to the prior practice of netting recoverables against liabilities), any amount paid for retroactive reinsurance contracts (contracts covering insured events that have already occurred) over the recorded liabilities that are ceded under the contract is to be deferred and recognized as income over future periods as the recoveries are realized, and the excess of amounts paid for retroactive reinsurance contracts over the ceded liabilities is to be charged to income. Except for balance sheet reclassifications, Statement 113

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED


did not allow restatement of previous financial periods when adopted. (See Note 4.)

In October 1995, FASB issued SFAS No. 123, "Accounting For Stock-Based Compensation" which established a fair value based method of accounting for stock-based compensation plans. This statement is effective for financial statements with fiscal years beginning after December 15, 1995. The Company will elect to continue accounting for stock-based compensation based on Accounting Principles Board Opinion 25; and thus, the Company adopts only the disclosure provision of FASB Statement 123. The Company does not expect the implementation of this pronouncement to have a material effect on the Company's financial position or results of operations.

FAIR VALUES OF FINANCIAL INSTRUMENTS: The carrying amounts of financial instruments, other than investment securities, approximate their fair values. For investment securities, the fair values for fixed maturity securities are based on quoted market prices. The carrying amounts and fair values for all investment securities are disclosed in Note 2.

RECLASSIFICATIONS: Certain amounts in the accompanying financial statements have been reclassified to conform with the 1995 presentation.

NOTE 2--INVESTMENTS

Major categories of investment income, net of investment expenses, for 1995, 1994 and 1993 are summarized as follows (amounts in thousands):

                                                                   YEAR ENDED DECEMBER 31,
                                                            --------------------------------------
                                                            1995             1994             1993
                                                            ----             ----             ----
             Investment Income:
                U.S. Treasury and other governmental
                 agency securities                        $5,365           $5,508           $1,745
                Money Market Funds                           309              291              266
                Funds Held by Reinsurer                                       169
                Corporate Bonds                            2,655              700
                Tax-Exempt Bonds                               4              102            4,228
                Certificates of Deposit                       22                9                3
                                                        --------         --------         --------
                Investment Income                          8,355            6,779            6,242
                Less:  Investment Expenses                   266              265              253
                                                         -------          -------          -------
             Net Investment Income                        $8,089           $6,514           $5,989
                                                          ======           ======           ======

Proceeds from the sales of investments in bonds during 1995 were $61,343,000; gross gains of $657,000 and gross losses of $204,000 were realized on those sales. There were no sales of investments in bonds during 1994. Proceeds from the sales of investments in bonds during 1993 were $89,114,000; gross gains of $3,905,000 were realized on those sales. There were no gross losses from sales of investments in bonds during 1993.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 2--INVESTMENTS--CONTINUED


The amortized cost and fair values of investments in debt securities are summarized as follows (amounts in thousands):

                                       GROSS        GROSS
                         AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                           COST        GAINS       (LOSSES)      VALUE
                         --------    ----------   ----------    --------
1995
U.S. Treasury and
  other governmental
  agencies               $ 68,963       $   17      $  (157)    $ 68,823
Corporates                 33,793        1,886                    35,679
U.S. Agencies              10,546          418                    10,964
Asset backed                6,012          293                     6,305
                         --------       ------      -------     --------
     Total               $119,314       $2,614      $  (157)    $121,771
                         ========       ======      =======     ========

1994
U. S. Treasuries and
   other governmental
   agencies              $108,114                   $(6,198)    $101,916
Corporates                 20,462       $    1         (668)      19,795
U.S. Agencies              10,902                      (381)      10,521
Municipals                  1,000            2                     1,002
                         --------       ------      -------     --------
     Total               $140,478       $    3      $(7,247)    $133,234
                         ========       ======      =======     ========


The amortized cost and fair value of debt securities at December 31, 1995 by contractual maturity are summarized as follows (amounts in thousands):

                         AMORTIZED     FAIR
                           COST       VALUE
                         --------    --------
  Due in 1996            $ 17,580    $ 17,850
  Due 1997 - 2001          92,873      94,369
  Due 2002 and after        8,861       9,552
                         --------    --------
                         $119,314    $121,771
                         ========    ========

The expected maturities will differ from contractual maturities in the preceding table because borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 1995, securities with a fair value of $119,710,000 were on deposit to meet the Company's statutory obligation under insurance departments regulations.

At December 31, 1995, there were individual investments in United States Treasury securities with an amortized cost of $68,963,000, which exceeded 10% of stockholders' equity.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 3--RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table provides a reconciliation of beginning and ending loss and LAE reserves for the years 1995, 1994, and 1993. All reserve totals are net of reinsurance deductions. There are no material differences between the Company's reserves for losses and LAE calculated in accordance with generally accepted accounting principles and those reserves calculated based on statutory accounting practices.

         RECONCILIATION OF RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

                                                  Year Ended December 31,
                                               -----------------------------
                                                           1994
                                                1995     Restated     1993
                                               -------   --------    --------
                                                  (amounts in thousands)
Liability for losses and LAE, net of
  reinsurance recoverables on unpaid losses,
  at beginning of year                         $114,709   $111,109   $113,620

Provision for losses and LAE, net
  of reinsurance recoverable:
      Current accident year                      49,962     60,989     65,720
      Prior accident years                          995      2,799     21,969
                                                -------   --------   --------

Incurred losses during the current year,
  net of reinsurance recoverable                 50,957     63,788     87,689

Losses and LAE payment for claims, net of
  reinsurance recoverable, occurring during:
           Current year                          13,473     13,641     12,887
           Prior years                           59,552     46,547     77,313
                                                -------   --------   --------
                                                 73,025    60,188      90,200
                                                -------   --------   --------
Liability for losses and LAE, net of
  reinsurance recoverable on unpaid
  losses, at end of year                         92,641    114,709    111,109

Reinsurance recoverable, at end of year           4,068      2,132     25,988

Less reinsurance recoverable on paid losses        (184)      (212)    (1,132)
                                                -------   --------   --------

Reinsurance recoverable on unpaid losses,
  at end of year                                  3,884      1,920     24,856
                                                -------   --------   --------

Liability for losses and LAE, gross of
  reinsurance recoverable on unpaid losses,
  at end of year                                $96,525   $116,629   $135,965
                                                =======   ========   ========

During 1992 and 1993, the Company, like the rest of the workers' compensation industry in California, went through a dramatically changing experience in losses and LAE incurred. During 1991 and 1992, the Company, like other companies in the industry, experienced a substantial number of claims related to adverse economic conditions, particularly related

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 3--RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES - CONTINUED


to the 1990 and 1991 accident years. In addition, there were "stress and strain" claims that did not involve traumatic physical loss or injury, many of which were suspected by the Company to be fraudulently submitted. The Company initially took a general denial stance and non-settlement posture on such fraudulent claims, to send a clear message to claimants and vendors of its position.

The Company referred fraudulent claim matters to prosecutors, who have secured successful indictments and prosecutions of fraudulent claimants or vendors, and the Company secured withdrawals of such claims by others. In addition, the enactment of effective legislative and regulatory reforms was implemented.
That technique was effective, as the Company believes that the frequency of new suspected fraudulent claims has nearly stopped. The Company refined its approach, to promote the settlement of certain of these claims, where minimal settlement cost may facilitate early closure and prevent cost escalation.

Throughout 1994 and 1995, the Company continued to experience a significantly improving trend in declining frequency of new claims. The positive trends and experience related to new claims since mid-1992 have been consistent with the favorable experience of other workers' compensation insurance specialty companies in California. As a result, the Company's estimate of loss and LAE reserves for the 1993, 1994 and 1995 accident years is based on substantially lower loss ratios than the 1991 and prior accident years.

NOTE 4 -- REINSURANCE

Under the Company's specific excess of loss reinsurance treaty, the reinsurers assume the liability on that portion of workers' compensation claims between $350,000 and $80,000,000 per occurrence.

Effective October 1, 1992, the Company entered into a quota share reinsurance treaty. Cessions under that treaty were discontinued July 1, 1993. During the first six months of 1993, the Company ceded 14% of its net premiums earned, losses, and allocated loss adjustment expenses. During the fourth quarter of 1992, the Company ceded 40% of its net premiums earned, losses and allocated loss adjustment expenses. The Company commuted the treaty effective September 30, 1994 and received $7,739,000 from the reinsurer during October 1994.

Effective July 1, 1992, the Company entered into a five-year aggregate excess of loss reinsurance agreement (the "Agreement"). The Agreement provided up to $34,000,000 of coverage for aggregate losses and allocated loss adjustment expenses ("ALAE") incurred in excess of specified loss ratios on net premiums earned from July 1992 through June 1997 and additional loss and ALAE reserves required for claims incurred prior to July 1992 above amounts reported as of June 30, 1992. During 1992, the Company ceded $10,812,000 (as restated) of losses and ALAE under the Agreement. As a result of having the Agreement in effect during 1992, the net benefit of the ceded losses and ALAE, less the related premium charge, increased 1992 income before taxes by $7,625,000 (as restated). This Agreement met the requirements of risk transfer in 1992 as embodied in reinsurance accounting literature prior to FASB Statement 113. Reinsurance accounting literature prior to Statement 113 focused on a reinsurer's exposure to varying results, including losses, as the primary evidence that risk had been transferred under a Agreement. This Agreement met the Statement 113 criteria of exposing the reinsurer to significant loss, but had multi-year aggregating retentions that Statement 113 concluded could delay timely reimbursement of claims by the reinsurer; and, the accounting for the Agreement as reinsurance was not permitted beginning January 1, 1993. Statement 113 required this Agreement to be accounted for as a deposit contract rather than as reinsurance, as previously reported. Other than balance sheet reclassifications, Statement 113 specifically prohibited the restatement of prior-period financial statements. As a result of the implementation of Statement 113 in 1993, the $10,812,000 (as restated) reinsurance recoverable, related to this Agreement, was treated as a deposit. Premiums paid in 1993 and 1992 under the Agreement totaled $11,375,000, and were expensed as follows:
$2,500,000 in 1994; $5,688,000 in 1993; and $3,187,000 in 1992.  The Company
commuted the Agreement effective June 30, 1994 and received $11,051,000 from the reinsurer during August 1994. The Company recognized a $239,000 benefit as a

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 4--REINSURANCE - CONTINUED


result of the commutation in the quarter ended June 30, 1994. The total cost of the Agreement on a pre-tax basis, over the two-year period the Agreement was in force, was $300,000. For matters affecting the accounting for the aggregate excess of loss reinsurance agreement see Note 14- -Restatement of Financial Statements.

The components of net premiums written are summarized as follows (amounts in thousands):

                                                              Year Ended December 31,
                                                   ---------------------------------------------
                                                      1995             1994             1993
                                                      ----             ----             ----
                 Direct                             $75,553         $101,661          $119,840
                 Assumed                                375              112                73
                 Ceded                               (3,962)          (4,789)          (15,572)
                                                    -------         --------          --------

                 Net premiums written               $71,966         $ 96,984          $104,341
                                                    =======         ========          ========


The components of net premiums earned are summarized as follows (amounts in thousands):

                                                               Year Ended December 31,
                                                   -----------------------------------------------
                                                      1995             1994             1993
                                                      ----             ----             ----
                 Direct                             $79,920         $100,008          $118,631
                 Assumed                                209              110               133
                 Ceded                               (4,113)          (7,224)          (18,847)
                                                     -------        --------          --------
                 Net premiums earned                $76,016         $ 92,894          $ 99,917
                                                    =======         ========          ========


The components of net losses and loss adjustment expenses are summarized as follows (amounts in thousands):


                                                               Year Ended December 31,
                                                   -----------------------------------------------
                                                      1995             1994             1993
                                                      ----             ----             ----
                 Direct                             $54,454         $64,700           $94,609
                 Assumed                                188             149               357
                 Ceded                               (3,685)         (1,061)           (7,277)
                                                    -------         -------           -------

                 Net losses and loss
                  adjustment expenses               $50,957         $63,788           $87,689
                                                    =======         =======           =======


A contingent liability exists to the extent that losses recoverable under a reinsurance treaty are not paid to the Company by the reinsurer. Reinsurance recoverable on paid losses as of December 31, 1995 and 1994, are $184,000 and $212,000, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 5--LONG TERM DEBT

The Company has $20,000,000 in principal outstanding on its August 16, 1994 issue of Series A Convertible Debentures, with detachable warrants to purchase 3,800,000 shares of the Company's common stock, which are owned by PRAC, Ltd., a Nevada limited partnership. PRAC, Ltd. is controlled by Mr. Richard Pickup. Mr. Pickup presently controls approximately 24% of the outstanding shares of the Company through various investment entities, which together are the Company's largest stockholder.

The Debentures carry an 8% rate of interest, payable semi-annually and are due on August 16, 1999. The Debentures are convertible at the holder's option, into shares of common stock at a conversion price of $2.75 per share. The Debentures are subject to automatic conversion if, after three years from issuance, the price of the Common Stock exceeds 150% of the conversion price for a period of 20 out of 30 consecutive trading days.

The Debenture Agreement also provided for the issuance to the Investor of detachable warrants (the "Warrants") to acquire 1,500,000 shares of the Company's Common Stock at an exercise price of $2.50 per share (the "Series 1 Warrants"), 1,500,000 shares at an exercise price of $3.00 per share (the "Series 2 Warrants"), and 800,000 shares at an exercise price of $3.50 per share (the "Series 3 Warrants"). The Warrants expire on August 16, 1999, and the exercise price of the Warrants is subject to downward adjustment in the event of adverse development in the Company's December 31, 1994 loss and allocated loss adjustment expense reserves related to the 1992 and 1993 accident years, measured as of June 30, 1996. Under the terms of the Debenture Agreement, the maximum adverse development that would impact the exercise price of the Warrants is $20,000,000. In the event that the adverse development of reserves for those periods exceeds $20,000,000, the exercise price of the Series 1 Warrants would be reduced to $0.01, and the exercise price of the Series 2 Warrants would be reduced to $1.39 per share.

The Debenture Agreement includes covenants, which provide, among other things, that the Company maintain at least $32,200,000 in total stockholders' equity. At December 31, 1995, the Company's stockholders' equity was $44,155,000.

The Debentures are carried on the balance sheet net of unamortized discount of $1,393,000 at December 31, 1995. The effective average interest rate of this debt after consideration of debt issuance costs and discount was 13.3%.

Pacific Rim Assurance has an unsecured line of credit for $3,000,000 at Imperial Bank of California. Borrowing under the line of credit bear interest at a rate of 1% in excess of the prime rate. No borrowings occurred under the line of credit during 1995.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 6--STOCK OPTIONS

The Company has stock option plans that provide for options to purchase Pac Rim Holding common stock at a price not less than fair value as of the date of the grant. The options under those plans are exercisable over a period of up to ten years, at which time they expire. A summary of the activity in the stock option plans is as follows:

                                                                     Stock Options
                                                          ------------------------------------
                                                              Shares          Price Range
                                                              ------          -----------
                 Outstanding at January 1, 1993            1,173,000          $1.00 - $11.41

                   Granted                                   124,000           3.38 -   5.25
                   Exercised
                   Cancelled                                 (83,000)          2.50 -   8.50
                                                             --------
                 Outstanding at December 31, 1993          1,214,000           1.00 -  11.41

                   Granted                                   500,000           2.75 -   5.50
                   Exercised
                   Cancelled                                (736,375)          2.50 -  11.41
                                                            ---------
                 Outstanding at December 31, 1994            977,625           1.00 -   8.50

                   Granted                                    65,000           2.50 -   3.19
                   Exercised
                   Cancelled                                 (85,000)          3.25 -   8.50
                                                             --------
                 Outstanding at December 31, 1995            957,625           1.00 -   8.50
                                                             =======

Under the 1988 stock option plan, 457,375 shares of Common Stock are available for future grants of options. As of December 31, 1995, options to purchase 471,344 shares of the Company's Common Stock at a price range of $1.00 to $8.50 were vested and were exercisable under the Company's stock option plans. Subject to certain conditions, such as continued employment, the exercise of the options is not restricted. The options expire at various dates through 2003. These plans will be terminated at the earlier of the exercise of outstanding options or in 2003.

Certain current officers and directors of the Company purchased an aggregate of 136,000 shares of Common Stock at a purchase price of $1 per share pursuant to the Pac Rim Holding 1987 Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan was terminated in 1988. Shares purchased pursuant to the Stock Purchase Plan may be repurchased by Pac Rim Holding in the event that the purchaser's service to the Company terminates prior to specified points of time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 7--COMMITMENT AND CONTINGENCIES

The Company currently leases office facilities in Woodland Hills, and Fresno, California and Phoenix, Arizona under noncancellable operating leases that are subject to escalation clauses. Minimum rental commitments on the operating leases are as follows (amounts in thousands):

                              YEAR                            AMOUNT
                              ----                            ------
                              1996                            $2,664
                              1997                             2,695
                              1998                             2,653
                              1999                             2,376
                              2000                             2,270
                        All Years Thereafter                   2,968


Rent expense for 1995, 1994 and 1993 was $2,461,000, $2,491,000 and $2,281,000,
respectively.

The Company is a party to two industry-wide legal matters, involving two medical facilities. This litigation claims that the insurance industry conspired to delay payments of claims. While the ultimate outcome of this litigation is uncertain, management believes that such litigation will not have a material adverse financial effect on the Company's financial position and results of operations.

In addition, in the ordinary course of business, the Company is named as a defendant in legal proceedings relating to policies of insurance that have been issued and other incidental matters. Management does not believe that any such litigation, taken as a whole, will have a material adverse financial effect on the Company's financial position and results of operations.

NOTE 8--REGULATORY MATTERS

The National Association of Insurance Commissioners' ("NAIC") Committee on Financial Regulation and Standards and Accreditation (the "NAIC Committee") voted to require, as a condition of NAIC accreditation of a state's insurance regulatory system, adoption of the NAIC's 1986 Model Insurance Holding Company System Regulatory Act (the "Model Act"). Among other matters, the Model Act requires states to enact legislation further restricting the payment of dividends by insurance companies.

In an effort to satisfy the dividend payment restrictions of the Model Act, amendments to the California Insurance Code designed to implement dividend payment limitations that would yield results substantially equivalent to the Model Act were passed by the California legislature on October 9, 1993. These amendments were incorporated into California Senate Bill 482. The amendments limit dividends payable during the twelve month period, without prior regulatory approval, to the greater of net income for the preceding year or 10% of policyholders' surplus as of the preceding December 31. The amendments further prohibit the payment of dividends without prior California Insurance Department ("Department") approval unless the insurer has available "earned surplus". The term "earned surplus" is defined as unassigned funds (surplus) as reported on the insurer's annual statement, excluding earned surplus derived from the appreciation of assets not yet realized or from an exchange of assets, unless such earned surplus has been realized or the assets received in exchange are currently realized in cash. The legislation further requires insurers to report to the Department all dividends within five days of declaration and prohibits the payment of the dividend declared until ten days after the Department's receipt of such notice. Under these provisions, Pacific Rim Assurance paid $548,000 in dividends in 1994 to Pac Rim Holding. Pacific Rim Assurance paid no dividends to Pac Rim Holding in 1995.

As reported to insurance regulatory authorities, statutory-basis capital and surplus of Pacific Rim Assurance at December 31, 1995 and 1994 was $46,549,000 and $42,284,000, respectively, and the net income (loss) amounted to $4,879,000, $(2,878,000), and $(2,347,000) for 1995, 1994, and 1993,
respectively.  At December 31, 1995, Pacific Rim Assurance

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 8--REGULATORY MATTERS--CONTINUED


had a balance of $2,131,000 in its earned surplus account. Accordingly, Pacific Rim Assurance can pay dividends of $2,131,000 to Pac Rim Holding during 1996, without prior Department approval.


NOTE 9--INCOME TAXES

The components of the provision (benefit) for total deferred taxes are summarized as follows (amounts in thousands):

                                          YEAR ENDED DECEMBER 31,
                               --------------------------------------------
                                 1995              1994             1993
                                 ----              ----             ----
     Current                    $(1,061)         $  (376)         $(1,807)
     Deferred                     1,340            1,188             (851)
                                 ------           ------         ---------
     Total                     $    279          $   812          $(2,658)
                               ========          =======          ========

A reconciliation of income tax computed at the U.S. federal statutory tax rates to total income tax expense (benefit) is as follows (amounts in thousands):

                                                               YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------
                                                      1995             1994          1993
                                                      ----             ----         ----
       Federal statutory rate                         $290             $670          $(1,373)

       Increase (decrease) in taxes
       resulting from:
         Tax-exempt interest                            (1)             (30)          (1,222)
         Other                                         (10)             172              (63)
                                                      -----           -----        ----------
       Total tax expense (benefit)                    $279             $812          $(2,658)
                                                      ====             ====          ========

At December 31, 1995, the Company has an alternative minimum tax credit of $334,000 for tax purposes. Alternative minimum tax credits may be carried forward indefinitely to offset future regular tax liabilities. At December 31, 1995, the Company has a tax net operating loss of $2,676,000 which can be used to offset taxable income in future years. This carryforward will expire in 2010.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 9--INCOME TAXES - CONTINUED


Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are summarized as follows (amounts in thousands):

                                                                            DECEMBER 31,
                                                                      ------------------------
                                                                         1995            1994
                                                                         ----            ----
         Deferred tax assets
           Discounting of loss reserves                               $7,189           $9,366
           Unearned premiums                                             373              649
           Allowance for doubtful accounts                               415              364
           Rental expense                                                518              524
           Unrealized loss on securities                                                2,463
           Net operating loss carry forward                              910
           Alternative minimum tax credit carry forward                  334              537
           Other - net                                                    93              117
                                                                      ------           ------
         Total deferred tax assets                                     9,832           14,020

         Deferred tax liabilities:
           Deferred policy acquisition costs                             331              709
           Earned but unbilled premiums                                  165              157
           Prepaid insurance                                              86              100
           Unrealized gain on securities                                 835
           Other - net                                                    67               67
                                                                      ------          -------
           Total deferred tax liabilities                             $1,484            1,033
                                                                      ------          -------
           Net deferred tax assets                                    $8,348          $12,987
                                                                      ======          =======


Pacific Rim Assurance pays premium taxes to California on gross premiums written in lieu of state income taxes.

NOTE 10--DISCLOSURE OF CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES

NATURE OF OPERATIONS

During the year ended December 31, 1995, the Company wrote 99% of its business in the state of California. The workers' compensation industry in the state of California has seen many changes to regulations in the past few years including the adoption of open rating. The Company cannot predict what regulatory changes will be made in the future; therefore, the Company cannot with certainty predict what material effects any potential changes will have on the Company. To mitigate such risk, during 1995, the Company expanded into additional states; and in 1996, the Company will attempt to further expand into additional states.

The Company markets its insurance policies through approximately 180 independent insurance agencies and brokerage firms, many of which specialize in workers' compensation insurance. The independent insurance agencies and brokerage firms that sell the Company's insurance policies also represent other insurance companies. The Company pays such independent insurance agents and brokers a commission consistent with workers' compensation industry practices.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 10-DISCLOSURE OF CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES - CONTINUED


At December 31, 1995, 36% of the Company's premiums in force had been generated by its five highest producing agencies and brokerage firms, two of which accounted for 20% of total premiums in force at that date. The Company believes that it has favorable operating relationships with these agencies and brokerage firms. Recent market conditions have resulted in higher average commissions being paid to agencies and brokerage firms of the Company. No agency or brokerage firm is obligated to place insurance policies with the Company, and the Company is not obligated to accept business submitted from any agency or brokerage firm. The loss of any one or more of these agencies or brokerage firms could materially affect the Company's business.

PERVASIVENESS OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LOSS AND LOSS ADJUSTMENT EXPENSES/REINSURANCE

Reserves for such difficult-to-estimate liabilities are established by examining the facts of reported claims and adjusted in the aggregate for ultimate loss expectations, based upon historical experience patterns and current economic trends. Due to these factors, among others, the process cannot provide an exact forecast of future payments. Rather, it produces a best estimate of liability as of a certain date. Management believes the reserves for loss and loss adjustment expenses established are adequate, and the associated estimate of reinsurance recoverable is reasonable. While the eventual ultimate liability and reinsurance recoverable may differ from the current estimates, management does not believe that the difference will have a material effect, either adversely or favorably, on the Company's financial position and results of operations.

NOTE 11--RELATED PARTY TRANSACTIONS

The Company has a five-year employment contract with its President that expires on August 16, 1997. Under the provisions of the contract, the President receives annual compensation of $400,000 and a possible bonus, based on achievement by the Company of various earnings-based performance criteria. The agreement also provides for the payment of certain other fringe benefits.

Under the previous employment agreement, which expired on August 16, 1994 the Company loaned to the President $150,000 annually in 1991, 1992, 1993. As of December 31, 1993 and 1994, the loan balance was $450,000. Under the previous employment agreement, the loan bore interest at 10%. Under the current employment agreement, the loan bears interest at 6.3% on the principal amount, which is secured by the President's pledge of shares of the Company's common stock, and payable in full by February 16, 1998. As of December 31, 1995, the loans are secured by shares of the Company's common stock with a market value equal to 100% of the principal balance.

The Company has granted the President options to purchase 250,000 shares of the Company's common stock at an exercise price of $2.75 per share and 250,000 shares at $5.50 per share.

Robert M. Anderson, Chairman of the Board of Pac Rim Holding, owns Anderson and Anderson Insurance Brokers, Inc. During 1995, the Company paid Anderson and Anderson Insurance Brokers, Inc. $37,000 in commissions for premiums produced by the firm. The commission rates were comparable to rates paid to other brokers.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 11-RELATED PARTY TRANSACTIONS - CONTINUED


The Company uses the law firm of Barger & Wolen for legal services. Dennis W. Harwood is a member of the Company's Board of Directors and Richards D. Barger is a member of Pacific Rim Assurance's Board of Directors, as well as partners with Barger & Wolen. During 1995, the Company paid Barger & Wolen $262,000 for legal services. The fees paid for these services are charged to the Company at the normal rates charged to the firm's other clients.

The Company also uses the legal services of The Busch Firm. Timothy R. Busch, a member of the Company's Board of Directors, is a partner with The Busch Firm. During 1995, the Company paid the Busch Firm $61,000 for legal services The fees paid for these services are charged to the Company at the normal rates charged to the firm's other clients.

The Company used the services of Guy Carpenter & Company as its intermediary for the purchase of reinsurance, until October 14, 1995. Don A. Salyer, a member of the Board of Directors of Pacific Rim Assurance since August 15, 1995, is a Managing Director of Guy Carpenter & Company. During 1995, the Company remitted reinsurance premiums totaling $172,000 to Guy Carpenter & Company, for which Guy Carpenter & Company was paid commissions by applicable reinsurers.

NOTE 12--401(K) PLAN

The Pacific Rim Assurance Company 401(K) Plan (the "Plan") permits employees of the Company who attain the age of 21 and complete 30 days of employment to elect to make tax-deferred contributions of a specified percentage of their compensation during each year through payroll deductions. Under the Plan, the Company has discretion to make additional contributions. The Company has not yet made any discretionary employer contributions to the Plan.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY


NOTE 13--QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth unaudited data regarding operations for each quarter of 1995 and 1994. In the opinion of management, such unaudited data includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the information presented. The operating results for any quarter are not necessarily indicative of the operating results for any future period (in thousands, except per share data).

                                                                  Quarter Ended
                                                                  -------------
                                            Mar 31,         June 30,         Sept 30,          Dec 31,
                                            -------         --------         --------          -------
1995
----
Net premiums earned                         $18,242          $20,914          $18,992          $17,868

Net investment income and
  realized investment gains                   2,097            2,125            2,151            2,169
                                            -------          -------          -------          -------
  Total revenue                              20,339           23,039           21,143           20,037

Income (loss) before income taxes             1,570              491            (868)            (339)

Net income (loss)                             1,022              322            (532)            (237)

Primary net income (loss) per share           $0.10            $0.03          $(0.06)          $(0.02)

Fully diluted net income (loss) per share     $0.08            $0.03          $(0.06)          $(0.02)

                                                                  Quarter Ended
                                                                  -------------
                                            Mar 31,         June 30,         Sept 30,          Dec 31,
                                            -------         --------         --------          -------
1994
----
Net premiums earned                         $22,436          $22,456          $25,957          $22,045

Net investment income and
  realized investment gains                   1,205            1,348            1,845            2,116
                                              -----            -----            -----            -----
  Total revenue                              23,641           23,804           27,802           24,161

Income (loss) before income taxes           (1,624)            (153)              582            3,165

Net income (loss)                           (1,080)            (108)              305            2,041

Net income (loss) per share                 $(0.11)          $(0.01)            $0.03            $0.18

The 1994 and 1995 quarterly per share amounts do not aggregate to the annual net income per share amounts due to the effect of the warrants issued with the convertible debenture in August 1994.

NOTE 14--RESTATEMENT OF FINANCIAL STATEMENTS

In August 1994, the Company restated its financial statements for the years ended December 31, 1992, 1993 and the quarter ended March 31, 1994, reflecting the resolution of discussions between the Company and the Staff of the Securities and Exchange Commission ("Staff") regarding the Company's method of applying generally accepted accounting principles for the aggregate excess of loss reinsurance agreement (the "Agreement") entered into by the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PAC RIM HOLDING CORPORATION AND SUBSIDIARY

NOTE 14--RESTATEMENT OF FINANCIAL STATEMENTS--CONTINUED


workers' compensation insurance subsidiary, Pacific Rim Assurance in 1992.
The restatement changed the timing of recognition of net benefits and net costs related to the Agreement during the two years the Agreement was in effect, July 1, 1992 through June 30, 1994. The restatement reduced the originally reported net income of $2,472,000 for the year ended December 31, 1992 by $2,764,000, but it improved the results of operations for the six months ended June 30, 1994 by the same amount. The restatement had no net effect on the Company's cumulative operating results during the two-year period the Agreement was in effect, nor on stockholders' equity as of June 30, 1994. The Company commuted the Agreement as of June 30, 1994, and the cumulative pre-tax net cost for the two year period the Agreement was in effect was approximately $300,000.

The Staff reviewed the Company's Proxy Statement for its August 15, 1994 Annual Meeting of Stockholders, relating to among other matters, the issuance of $20,000,000 in convertible debentures in the investment transaction with PRAC (See Note 5). In connection with that review, the Staff advised the Company that, in its view, the Company's 1992 and subsequent financial statements should be restated. The Staff's view was that the Company's method of accounting for its Agreement was an inappropriate application of generally accepted accounting principles, and that the $11,812,000 pre-tax net benefit originally recognized by the Company from the Agreement in 1992 should have been limited to $7,625,000.

The Company believed that the accounting treatment accorded the Agreement in the Company's financial statements was in conformity with generally accepted accounting principles and predominant industry practice at the time. However, following discussions with the Staff, and after considering the impact of a restatement of the Company, its stockholders, and other constituents, the Company changed its accounting for the Agreement and restated the 1992, 1993, and March 31, 1994 financial statements.

Prior to restatement, the Company reported a 1992 pre-tax net benefit from the Agreement of $11,812,000, consisting of $15,000,000 of ceded losses recoverable, less ceded premiums earned of $3,187,000. During 1993, the Company expensed, on a pre-tax basis, $5,688,000 with respect to the Agreement. During the first six months of 1994, the Company, in accordance with its original accounting treatment, anticipated expensing, on a pre-tax basis, an additional $6,449,000 which amount was to include a $1,749,000 non-cash charge to be recognized concurrent with the commutation of the Agreement as of June 30, 1994.

As a result of the Company's commutation of the Agreement, the Company did not cede any losses under the Agreement, but received $11,051,000 in August 1994 of the $11,375,000 in premiums previously paid to the reinsurer. As such, the pre-tax reinsurance cost over the two-year period that the Agreement was in effect was approximately $300,000. The restatement did not affect the Company's stockholders' equity as of June 30, 1994, did not change the Company's reinsurance cost over the two-year period that the Agreement was in effect, and did not change the Company's previously reported statutory-basis surplus or statutory-basis results of operations as of any date for any period. The restatement reduced previously reported 1992 net income and stockholders' equity as of December 31, 1992, December 31, 1993, and March 31, 1994, by $2,764,000, left unchanged the operating results for 1993 and the first quarter of 1994, and improved operating results for the six-month ended June 30, 1994 by $2,764,000, as compared to the results of operations that would have been obtained under the Company's original accounting treatment. As a result, stockholders' equity as of June 30, 1994 was unaffected by the restatement. As a result of the restatement, as of December 31, 1992, the originally reported
pre-tax net benefit of  $11,812,000 was restated to $7,625,000.   The
originally reported reinsurance recoverable of $15,000,000 was restated to $10,812,000, and the originally reported 1992 net income of $2,472,000 was restated to a net loss of $292,000.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  By:/s/ Stanley Braun
                                  Stanley Braun
                                  President and Chief Executive Officer

Date:  March 27, 1996

Pursuant to the requirements of Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on March 27, 1996.


Signature                                            Capacity
---------                                            --------

Principal Executive Officer:

                                            Director, Chief Executive
/s/ Stanley Braun                           Officer and President
---------------------------------
Stanley Braun


Principal Financial Officer:


                                            Executive Vice President and
/s/ Paul W. Craig                           Chief Financial Officer
--------------------------------
Paul W. Craig


Principal Accounting Officer:

/s/ Gerald L. Whelply                       Controller
------------------------------
Gerald L. Whelply


                                            Chairman of the Board of
/s/ Robert M. Anderson                      Directors
-----------------------------------
Robert M. Anderson



/s/ Dennis J. Aigner                        Director
-------------------------------------
Dennis J. Aigner

Signature                                   Capacity
---------                                   --------



/s/ Timothy R. Busch                        Director
------------------------------------
Timothy R. Busch



/s/ Dennis W. Harwood                       Director
----------------------------------
Dennis W. Harwood


 /s/ Richard H. Pickup                      Director
-----------------------------------
Richard H. Pickup


/s/ Carl A. Strunk                          Director
-------------------------------------
Carl A. Strunk

                                       EXHIBIT INDEX

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
3.1         Restated Certificate of Incorporation of the Company (incorporated by reference from
            Exhibit 17 3.1 to Company's Registration Statement on Form S-1 (File #33-36371) filed
            August 14, 1990, hereinafter referred to as "Form S-1"). (1)

3.2         Bylaws of the Company (incorporated by reference from Exhibit 3.2 of Form S-1). (1)

3.3         Certificate of Amendment of Restated Certificate of Incorporation of the Company
            (incorporated by reference from Exhibit 3.3 of Form S-1). (1)

3.4         Amendment to Bylaws (incorporated by reference from Exhibit 3 (ii) - 1 from Form 10-K/A-1 for the year ended December 31, 1993 filed on May 2, 1994).

4           Specimen Stock Certificate of the Company (incorporated by reference from Exhibit 4 of
            Form S-1). (1)

10.1        Workers' Compensation Quota Share Reinsurance Agreement between The Pacific Rim
            Assurance Company and Constitution Reinsurance Corporation effective October 1, 1989
            (incorporated by reference from Exhibit 10.1 of Form S-1). (1)

10.2        Endorsement No. 1 to Workers' Compensation Quota Share Reinsurance Agreement effective
            October 1, 1989 (incorporated by reference from Exhibit 10.2 of Form S-1). (1)

10.3        Endorsement No. 2 to Workers' Compensation Quota Share Reinsurance Agreement effective
            January 1, 1990 (incorporated by reference from Exhibit 10.3 of Form S-1). (1)

10.4        Agreement of Reinsurance No. 7310 (First Excess of Loss Agreement) effective October 15,
            1987 between General Reinsurance Corporation and Pacific Rim Assurance Company, with all Endorsements currently for $4,800,000 excess of $200,000 (incorporated by reference from Exhibit 10.4 of Form S-1). (1)

10.5        Willcox Incorporated Reinsurance Intermediaries Cover No. 08-09-0012 documenting
            Worker's  Compensation Second Excess of Loss Reinsurance Agreement, effective
            October 15, 1989, for $15,000,000 excess of $5,000,000 (incorporated by reference from Exhibit 10.5 of Form S-1). (1)

10.6        Willcox Incorporated Reinsurance Intermediaries Cover No. 01-89-0334 documenting
            Worker's  Compensation Third Excess of Loss Reinsurance Agreement, effective
            October 15, 1989,  for $15,000,000 excess of $20,000,000 (incorporated by reference from Exhibit 10.6 of Form S-1). (1)

10.7        Willcox Incorporated Reinsurance Intermediaries Cover No. 01-89-0400 documenting
            Worker's  Compensation Fourth Excess of Loss Reinsurance Agreement, effective
            October 15, 1989,  for $15,000,000 excess of $35,000,000 (incorporated by reference from Exhibit 10.7 of Form S-1). (1)

10.8        1988 Stock Option Plan and forms of stock option agreements, as amended (incorporated by reference from Exhibit 10.8 of Form S-1). (1)

10.9        1987 Stock Option Plan and forms of stock option agreements (incorporated by reference from Exhibit 10.9 of Form S-1). (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.10       1987 Stock Purchase Plan (incorporated by reference from Exhibit 10.10 of Form S-1). (1)

10.11       The Pacific Rim Assurance Company 401(K) Plan (incorporated by reference from Exhibit
            10.11 of Form S-1). (1)

10.12       Employment Agreement dated as of January 1, 1991 between Pac Rim Holding Corporation and Stanley Braun (incorporated by reference from Exhibit 10 of Form 8-K filed
            October 15, 1991). (1)

10.13       $5,000,000 Life Insurance Policy issued by Valley Forge Life Insurance Company, insuring
            Stanley Braun, effective November 15, 1989 (incorporated by reference from Exhibit 10.13, of Form S-1). (1)

10.14       $1,700,000 Adjustable Life Insurance Policy issued by American General Life Insurance
            Company of Delaware, insuring Stanley Braun, effective March 23, 1988 (incorporated by reference from Exhibit 10.14 of Form S-1). (1)

10.15       $2,000,000 Adjustable Life Insurance Policy issued by American General Life Insurance
            Company of Delaware, insuring Stanley Braun, effective October 27, 1987 (incorporated by reference from Exhibit 10.15 of Form S-1). (1)

10.16       Office Building Lease dated January 4, 1989 between the Company, Pacific Rim Assurance
            Company and 16030 Associates for office space in Encino, California (incorporated by reference from Exhibit 10.16 of Form S-1). (1)

10.17       Sublease dated January 5, 1989 between Coastline Financial Corp. and Pacific Rim Assurance
            Company for office space in Encino, California (incorporated by reference from Exhibit
            10.17 of Form S-1). (1)

10.18       Office Building Lease dated September 30, 1988 between The Pacific Rim Assurance Company and The Austin  Family Trust dated November 6, 1980 for office space in San Bernardino,
            California (incorporated by reference from Exhibit 10.18 of Form S-1). (1)

10.19       Corporate Loan dated January 11, 1989 in the amount of $75,000 executed by Stanley Braun in favor of the Company (incorporated by reference from Exhibit 10.19 of Form S-1). (1)

10.20       Investment Advisory Agreement dated December 7, 1989 between Joel R. Mogy Investment
            Counsel Inc. and The Pacific Rim Assurance Company (incorporated by reference from
            Exhibit 10.20 of Form S-1). (1)

10.21       Depository Agreement dated September 22, 1987 between City National Bank and The Pacific
            Rim Assurance Company (incorporated by reference from Exhibit 10.21 of Form S-1). (1)

10.22       Cover Note and letters documenting Directors and Officers and Company Reimbursement
            Indemnity Policies, effective June 19, 1990, for $1,000,000 and $4,000,000 excess of
            $1,000,000 (incorporated by reference from Exhibit 10.22 of Form S-1). (1)

10.23       The Pacific Rim Assurance Company Flexible Benefits Plan No. 95-4111441, effective
            March 1, 1990 (incorporated by reference from Exhibit 10.23 of Form S-1). (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.24       Office Space Lease dated February 11, 1991 between Rancon Realty Fund V and The Pacific
            Rim Assurance Company (incorporated by reference from Exhibit 10.24 of Form S-1). (1)

10.25       Obligatory Reinsurance Agreement effective August 1, 1989 between Hamilton Management,
            Ltd. and The Pacific Rim Assurance Company (incorporated by reference from Exhibit
            10.25, of Form S-1). (1)

10.26       Cover note effective October 15, 1989 among American Accident Reinsurance Group,
            CIGNA Reinsurance Corporation and The Pacific Rim Assurance Company (incorporated by reference from Exhibit 10.26 of Form S-1). (1)

10.27       Industrial Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss
            Reinsurance Agreement effective October 15, 1989 between American Accident
            Reinsurance Group and The Pacific Rim Assurance Company (incorporated by reference from Exhibit 10.27 of Form S-1). (1)

10.28       Amendment dated November 1, 1990 to Investment Advisory Agreement between Joel R.
            Mogy Investment Counsel Inc. and Pacific Rim Assurance Company (incorporated by reference from Exhibit 10.28 of Form S-1). (1)

10.29       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-90-0012 documenting
            Workers' Compensation Second Excess of Loss Reinsurance Agreement, effective
            October 15, 1990, for $15,000,000 excess of $5,000,000  (incorporated by reference from Exhibit 10.29 of Form S-1). (1)

10.30       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-90-0022 documenting
            Workers' Compensation Third Excess of Loss Reinsurance Agreement, effective
            October 15, 1990, for $15,000,000 excess of $20,000,000 (incorporated by reference from Exhibit 10.30 of Form S-1). (1)

10.31       Willcox Incorporated Reinsurance Intermediaries Cover No.08-90-0023 documenting
            Workers' Compensation Fourth Excess of Loss Reinsurance Agreement, effective
            October 15, 1990, for $15,000,000 excess of $35,000,000 (incorporated by reference from Exhibit 10.31 of Form S-1). (1)

10.32       Industrial Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss
            Reinsurance Agreement effective October 15, 1990 between American Accident
            Reinsurance Group and The Pacific Rim Assurance Company (incorporated by reference from Exhibit 10.32 of Form S-1). (1)

10.33       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-90-0024 documenting
            Per Person Occupational Accident Excess of Loss Reinsurance Agreement, effective
            October 15, 1990, (incorporated by reference from Exhibit 10.33 of Form S-1). (1)

10.34       Letter of confirmation dated February 25, 1991 regarding placement of Workers'
            Compensation Catastrophe Excess of Loss Reinsurance, effective October 15, 1990, for $20,000,000 excess of $50,000,000 (incorporated by reference from Exhibit
            10.34 of Form S-1). (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.35       Amendment No. 1 dated as of January 1, 1992 to Employment Agreement between Pac
            Rim Holding Corporation and Stanley Braun. (1)

10.36       Willcox Incorporated Reinsurance Intermediaries Cover No. 01-88-0400 documenting
            Workers' Compensation Second Excess of Loss Reinsurance, effective
            October 15, 1988, for $10,000,000 excess of $10,000,000 (incorporated by reference from Exhibit 10.36 of Form S-1). (1)

10.37       Willcox Incorporated Reinsurance Intermediaries Cover No. 01-87-0335 Industrial
            Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss Reinsurance,
            effective October 15, 1987, for $3,750,000 excess of $250,000 (incorporated by reference from Exhibit 10.37 Form S -1). (1)

10.38       Willcox Incorporated Reinsurance Intermediaries Cover No. 01-88-0335 documenting
            Industrial Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss
            Reinsurance, effective October 15, 1988, for $3,750,000 excess of $250,000
            (incorporated by reference from Exhibit 10.38 of Form S-1). (1)

10.39       Willcox Incorporated Reinsurance Intermediaries Cover No. 01-87-0334 documenting
            Workers' Compensation Excess of Loss Reinsurance, effective October 15, 1987, for $10,000,000 excess of $5,000,000 (incorporated by reference from Exhibit
            10.39 of Form S-1). (1)

10.40       Willcox Incorporated Reinsurance Intermediaries Cover No. 01-88-0334 documenting
            Workers' Compensation First Excess of Loss Reinsurance, effective
            October 15, 1988, for $5,000,000 excess of $5,000,000 (incorporated by reference from Exhibit 10.40 of Form S-1). (1)

10.41       Industrial Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss
            Reinsurance  Agreement, effective October 15, 1987, between American Accident
            Reinsurance Group and The Pacific Rim Assurance Company (incorporated by reference from Exhibit 10.41 of Form S-1). (1)

10.42       Workers' Compensation Excess of Loss Reinsurance Agreement, effective October 15,
            1987, between Pinehurst Accident Reinsurance Group and The Pacific Rim Assurance
            Company (incorporated by reference from Exhibit 10.42 of Form S-1). (1)

10.43       Letters of confirmation of amendment of Quota Share Reinsurance Treaty (incorporated by reference from Exhibit 10.43 of Form S-1). (1)

10.44       Office building lease dated January 21, 1992 between The Pacific Rim Assurance Company and Trizec Warner, Inc. for office space in Woodland Hills, California, and related
            Guaranty of Pac Rim Holding Corporation.  (1)

10.45       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-91-0033 documenting
            Workers' Compensation First Excess of Loss Reinsurance, effective October 15, 1991, for $4,750,000 excess of $250,000. (1)

10.46       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-91-0012 documenting
            Workers' Compensation Second Excess of Loss Reinsurance Agreement, effective October
            15, 1991, for $15,000,000 excess of $5,000,000. (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.47       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-91-0022 documenting
            Workers' Compensation Third Excess of Loss Reinsurance Agreement, effective
            October 15, 1991, for $15,000,000 excess of $20,000,000. (1)

10.48       Guy Carpenter & Company, Inc. Cover No. P3791-2 documenting Workers' Compensation
            Fourth Excess of Loss Reinsurance Agreement, effective October 15, 1991, for $15,000,000 excess of $35,000,000. (1)

10.49       Guy Carpenter & Company, Inc. Cover No. P3791-1 documenting Workers' Compensation
            Fifth Excess of Loss Reinsurance Agreement, effective October 15, 1991, for $30,000,000 excess of $50,000,000. (1)

10.50       Industrial Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss
            Reinsurance Agreement effective October 15, 1991 between American Accident Reinsurance
            Group and The Pacific Rim Assurance Company. (1)

10.51       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-91-0024 documenting Per
            Person Occupational Accident Excess of Loss Reinsurance Agreement, effective
            October 15, 1991. (1)

10.52       Workers' Compensation Quota Share Reinsurance Agreement effective October 1, 1990 between The Pacific Rim Assurance Company and Constitution Reinsurance Corporation
            and Endorsement Number 1 thereto. (1)

10.53       Guy Carpenter & Company, Inc. Cover, effective October 15, 1990, for $20,000,000 excess of $50,000,000. (1)

10.54       Forms of Indemnity Agreements (incorporated by reference from Exhibit 28.1 of Form S-1). (1)

10.55       Second Amendment to Lease dated February 22, 1991 among The Pacific Rim Assurance
            Company and 16030 Associates, a Joint Venture. (1)

10.56       Security Agreement (Stock Pledge) dated as of February 25, 1992 between Stanley Braun and Pac Rim Holding Corporation. (1)

10.57       Aggregate Excess of Loss Reinsurance Agreement, Reference No. 01-92-0641, effective
            July 1, 1992, between Underwriters Reinsurance Company and The Pacific Rim Assurance
            Company. (1)

10.58       Workers' Compensation Quota Share Reinsurance Agreement effective October 1, 1992, between The Pacific Rim Assurance Company and Constitution Reinsurance Corporation. (1)

10.59       Addendum No. 2 dated as of September 2, 1992 of Office Building Lease between
            The Pacific Rim Assurance Company and Trizec Warner, Inc. (1)

10.60       Office Building Lease dated October 2, 1992, between The Pacific Rim Assurance Company and Richard V. Gunner & George Andros, for office space in Fresno, California. (1)

10.61       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-92-0033 documenting
            Workers' Compensation First Excess of Loss Reinsurance, effective October 15, 1992, for $4,750,000 excess of $250,000. (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.62       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-92-0012 documenting
            Workers'  Compensation Second Excess of Loss Reinsurance Agreement, effective
            October 15, 1992, for $15,000,000 excess of $5,000,000. (1)

10.63       Guy Carpenter & Company, Inc. Cover No. 3791-00-0001-00-92-03-03-00 documenting
            Workers' Compensation Third Excess of Loss Reinsurance Agreement, effective
            October 15, 1992, for $15,000,000 excess of $20,000,000. (1)

10.64       Guy Carpenter & Company, Inc. Cover No. 3791-00-0001-00-92-03-04-00 documenting
            Worker's Compensation Fourth  Excess of Loss Reinsurance Agreement, effective
            October 15, 1992, for $15,000,000 excess  of $35,000,000. (1)

10.65       Guy Carpenter & Company, Inc. Cover No. 3791-00-0001-00-92-03-05-00 documenting
            Workers' Compensation Fifth Excess of Loss Reinsurance Agreement, effective
            October 15, 1992, for $30,000,000 excess of $50,000,000. (1)

10.66       Guy Carpenter & Company, Inc. Cover No. 3791-00-0004-00-92-03-00-00 documenting
            Industrial Aid Aviation/Land Travel Hazard Workers' Compensation Excess of Loss
            Reinsurance Agreement effective October 15, 1992 between American Accident
            Reinsurance Group and The Pacific Rim Assurance Company. (1)

10.67       Guy Carpenter & Company, Inc. Cover No. 3791-00-0003-00-92-03-00-00 documenting
            Per Person Occupational Accident Excess of Loss Reinsurance Agreement, effective
            October 15, 1992. (1)

10.68       Workers' Compensation Quota Share Reinsurance Agreement effective October 1, 1992, between The Pacific Rim Assurance Company and Constitution Reinsurance Corporation
            and Endorsement Number 1 thereto. (1)

10.69       Aggregate Excess of Loss Reinsurance Agreement, Reference No. 01-92-0641, effective
            July 1, 1992, between Underwriters Reinsurance Company and The Pacific Rim
            Assurance Company and Endorsement Number 1 thereto.(1)

10.70       Investment Advisory Agreement dated April 1, 1993 between Conning and Company and
            The Pacific Rim Assurance Company. (1)

10.71       Cover Note and letters documenting Directors and Officers and Company Reimbursement
            Indemnity Policies, effective March 4, 1991, for $5,000,000 and $20,000,000 excess of
            $5,000,000. (2)

10.72       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-93-0033 documenting
            Workers' Compensation First Excess of Loss Reinsurance, effective October 15, 1993, for $4,650,000 excess of $350,000. (1)

10.73       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-93-0012 documenting
            Workers' Compensation Second Excess of Loss Reinsurance Agreement, effective
            October 15, 1993, for $15,000,000 excess of $5,000,000. (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.74       Guy Carpenter & Company, Inc. Cover No. 3791-00-0001-00-93-03-03-00 documenting
            Workers' Compensation Third Excess of Loss Reinsurance Agreement, effective
            October 15, 1993, for  $15,000,000 excess of $20,000,000. (1)

10.75       Guy Carpenter & Company, Inc. Cover No. 3791-00-0001-00-93-03-04-00 documenting
            Workers' Compensation Fourth Excess of Loss Reinsurance Agreement, effective
            October 15, 1993, for $15,000,000 excess of $35,000,000. (1)

10.76       Guy Carpenter & Company, Inc. Cover No. 3791-00-0001-00-93-03-05-00 documenting
            Workers' Compensation Fifth Excess of Loss Reinsurance Agreement, effective
            October 15, 1993, for $30,000,000 excess of $50,000,000. (1)

10.77       Guy Carpenter & Company, Inc. documenting Industrial Aid Aviation/Land Travel
            Hazard Workers' Compensation Excess of Loss Reinsurance Agreement effective
            October 15, 1993 between American Accident Reinsurance Group and
            The Pacific Rim Assurance Company. (1)

10.78       Guy Carpenter & Company, Inc. Cover No. 3791-00-0003-00-93-03-00-00 documenting
            Per Person Occupational Accident Excess of Loss Reinsurance Agreement, effective
            October 15, 1993. (1)

10.79       Sublease dated February 3, 1994 between The Pacific Rim Assurance Company and the
            Federal Emergency Management Agency, for office space in Woodland Hills, California. (1)

10.80       Sublease dated February 25, 1994 between The Pacific Rim Assurance Company and
            The Money Store, for office space in Woodland Hills, California. (1)

10.81       Amendment to Employment Agreement and Consulting Agreement dated as of
            January 1, 1993  between Pac Rim Holding Corporation and Stanley Braun. (1)

10.82       Lease Amendment #1, dated April 1, 1993, to the Office Property Lease between Rancon
            Realty Fund V, and The Pacific Rim Assurance Company. (1)

10.83       Proxy Statement of Pac Rim Holding Corporation dated July 25, 1994. (1)

10.84       Proxy Supplement of Pac Rim Holding Corporation dated August 4, 1994. (1)

10.85       Commutation of the Aggregate Excess of Loss Reinsurance Agreement between
            The Pacific Rim Assurance Company and Underwriters Reinsurance Company. (1)

10.86       Agreement to purchase Series A Convertible Debentures and Series, 1, 2 and 3
            Detachable Warrants. (1)

10.87       Commutation of the Workers Compensation Quota Share Reinsurance Agreement
            between The Pacific Rim Assurance Company and Constitution Reinsurance
            Corporation. (1)

10.88       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-94-0033 documenting
            Workers' Compensation First Excess of Loss Reinsurance, effective October 15, 1994, for $4,650,000 excess of $350,000. (1)

10.89       Willcox Incorporated Reinsurance Intermediaries Cover No. 08-94-0012 documenting
            Workers' Compensation Second Excess of Loss Reinsurance Agreement, effective
            October 15, 1994, for $15,000,000 excess of $5,000,000. (1)


                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.90       Workers' Compensation Third Excess of Loss Reinsurance Agreement,
            No. 3791-00-0001-00-94-03-03-00 effective October 15, 1994, for
            $15,000,000 excess of $20,000,000. (1)

10.91       Workers' Compensation Fourth Excess of Loss Reinsurance Agreement
            No. 3791-00-0001-00-94-03-04-00 documenting, effective October 15, 1994, for $15,000,000 excess of $35,000,000.  (1)

10.92       Workers' Compensation Fifth Excess of Loss Reinsurance Agreement,
            No. 3791-00-0001-00-94-03-05-00 documenting, effective October 15, 1994, for $30,000,000 excess of $50,000,000. (1)

10.93       Per Person Occupational Accident Excess of Loss Reinsurance Contract,
            No. 3791-00-0003-00-94-03-00-00, effective October 15, 1994. (1)

10.94       Industrial Aid Aviation/Land Travel Hazard Reinsurance Workers'
            Compensation Excess of Loss Contract No. 3791-00-0004-00-94-03-00-00, effective October 15, 1994. (1)

10.95       Sublease dated May 1, 1994 between The Pacific Rim Assurance Company and Group
            Data Services, Incorporated. (1)

10.96       Office lease between L.A.X. Business Center, and Pac Rim Holding Corporation dated
            June 1, 1995. (2)

10.97       Certificate of Authority from Department of Insurance, State of Arizona to transact the business of Casualty With Workers' Compensation Insurance. (2)

10.98       Certificate of Authority from Department of Insurance, State of Texas to transact the business of casualty with workers' compensation insurance. (3)

10.99       Sublease dated August 15, 1995 between The Pacific Rim Assurance Company and the
            General Services Administration. (3)

10.100      Agreement between the Pacific Rim Assurance Company and MetraComp, Inc. dated
            August 17, 1995 to provide managed care services. (3)

10.101      Interest and Liabilities Contract for Workers' Compensation Quota Share
            Reinsurance Agreement with Reliance National Insurance Company, No. 08-95-0057, effective April 1, 1995.

10.102      Underwriting Facility Agreement dated April 1, 1995, between Reliance National Risk
            Specialists and the Pacific Rim Assurance Company.

10.103      Workers' Compensation Quota Share Retrocessional Agreement with Allstate
            Insurance Company, No. 08-95-0058, effective April 1, 1995.

10.104      Willcox Incorporated Reinsurance Intermediaries Cover No. 08-95-0033 documenting
            Workers' Compensation First Excess of Loss Reinsurance, effective October 15, 1995, for $4,650,000 excess of $350,000.

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
10.105      Willcox Incorporated Reinsurance Intermediaries Cover No. 08-95-0012 documenting
            Workers' Compensation Second Excess of Loss Reinsurance Agreement, effective
            October 15, 1995, for $15,000,000 excess of $5,000,000.

10.106      Willis Faber North America Reinsurance Intermediaries Cover No. 38450-950
            documenting Workers' Compensation Third Excess of Loss Reinsurance
            Agreement, effective October 15, 1995, for $15,000,000 excess of $20,000,000.

10.107      Willis Faber North America Reinsurance Intermediaries Cover No. 38451-950
            documenting Workers' Compensation Fourth Excess of Loss Reinsurance
            Agreement, effective October 15, 1995, for $15,000,000 excess of $35,000,000.

10.108      Willis Faber North America Reinsurance Intermediaries Cover No. 38452-950
            documenting Workers' Compensation Fifth Excess of Loss Reinsurance
            Agreement, effective October 15, 1995, for $30,000,000 excess of $50,000,000.

10.109      Willis Faber North America Reinsurance Intermediaries Cover No. 38453-950
            documenting Per Person Occupational Accident Excess of Loss Reinsurance
            Contract, effective October 15, 1995.

10.110      Willis Faber North America Reinsurance Intermediaries Cover No. 38454-950
            documenting Industrial Aid Aviation/Land Travel Hazard Reinsurance Workers'
            Compensation Excess of Loss Contract, effective October 15, 1995.

10.111      Willis Faber North America Reinsurance Intermediaries Cover No. 38455-950
            documenting Additional Land Travel Hazard Excess of Loss Reinsurance
            Contract, effective October 15, 1995.

10.112      Sales, License and Service Agreement dated November 14, 1995 between Macess
            Corporation and The Pacific Rim Assurance Company for equipment purchases, software license and professional prepaid support and software maintenance.

10.113      Master Equipment Lease dated November 15, 1995 between General Electric
            Capital Computer Leasing Corporation and The Pacific Rim Assurance Company
            for the lease of computer equipment and software.

10.114      Certificate of Authority from the State of Georgia Office of Commissioner of
            Insurance, to transact the business of Property and Casualty (including Workers'
            Compensation).

11          Computation of Per Share Earnings.

22          Subsidiary of the Company (incorporated by reference from Exhibit 22 of Form S-1). (1)

27.1        Agreement to Purchase Series A Convertible Debentures and Series 1, 2, and 3
            Detachable Warrants. (1)

27.2        Press Release dated April 18, 1994. (1)

27.3        Amendment #1 to Agreement to Purchase Series A Convertible Debentures and
            Series 1, 2, and 3 Detachable Warrants. (1)

                                                                                                         Sequentially
Exhibit                                                                                                  Numbered
Number      Description                                                                                  Page
-------     -----------                                                                                  ----------
29.3        Information from reports furnished to state insurance regulatory authorities for the year ended December 31, 1995.

------------------

(1) Incorporated by reference from the Exhibits to the Registrant's Annual Report on Form 10-K, for the year ended December 31, 1994.

(2) Previously filed with the Registrant's Quarterly Report on Form 10-Q, for the quarter ended June 30, 1995.

(3) Previously filed with the Registrant's Quarterly Report on Form 10-Q, for the quarter ended September 30, 1995. Exhibit 10.100 was reported as Exhibit 12 on the Registrant's Quarterly Report on Form 10-Q, for the quarter ended September 30, 1995.

                                                                     SCHEDULE II
                  PAC RIM HOLDING CORPORATION (PARENT COMPANY)
                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                             (Amounts in Thousands)

                                                                                        December 31,
                                                                                 -------------------------
                                                                                   1995            1994
                                                                                   ----            ----
Balance Sheet
  Assets
  Investments                                                                      $1,067         $  2,251
  Unrealized gain (loss)                                                                1               (9)
  Cash                                                                                 14                5
   Investment in subsidiary                                                        60,181           51,315
   Other assets                                                                     2,163            2,614
                                                                                  -------          -------
                                                                                  $63,426          $56,176
                                                                                  =======          =======
Liabilities and Stockholders' Equity
  Other liabilities                                                               $19,271          $18,999
  Stockholders' equity                                                             44,155           37,177
                                                                                  -------          -------
                                                                                  $63,426          $56,176
                                                                                  =======          =======


                                                                            Year Ended December 31,
                                                                    ------------------------------------
                                                                      1995         1994         1993
                                                                    --------     ---------    ---------
Statements of Operations
 Investment income                                                   $    94      $     622    $     545
 Expenses                                                              2,464          1,663          917
                                                                     -------      ---------    ---------
 Loss before equity in earnings of subsidiary,
  income taxes, and cumulative effect of a change
  in accounting principle                                             (2,370)        (1,041)        (372)
Income tax benefit                                                      (472)          (574)        (126)
                                                                     -------      ---------     --------
 Loss before equity in earnings of subsidiary                         (1,898)          (467)        (246)
Equity in earnings (losses) of subsidiary                              2,473          1,625       (1,135)
                                                                     -------      ---------     --------
  Net income (loss)                                                  $   575      $   1,158     $ (1,381)
                                                                     =======      =========     ========

Statements of Cash Flows

  Operating Activities:
  Loss before equity in earnings of subsidiary                       $(1,898)     $    (467)    $   (246)
  Depreciation and amortization                                          706            257
  Changes in other assets and other liabilities                           17          (150)          292
  Adjustment for prior federal income taxes                                             220
                                                                     -------      ---------     --------
  Net cash provided by (used in) operating activities                 (1,175)          (140)          46

Investing Activities:
  Investment in subsidiary                                                          (15,630)
  Change in investments                                                   (7)          (514)
                                                                     -------      ---------     --------
  Net cash provided by (used in) investing activities                     (7)       (16,144)
                                                                     -------      ---------     --------

Financing Activities:
  Proceeds from issuance of convertible debentures and common stock                  20,000
  Cost of issuance of convertible debentures and common stock                        (2,025)
                                                                     -------      ---------     --------
  Net cash provided by financing activities                                          17,975
                                                                     -------       --------     --------

Increase (decrease) in cash and cash equivalents                      (1,182)         1,691           46
  Cash and cash equivalents, beginning of year                         1,738             47            1
                                                                     -------       --------     --------
  Cash and cash equivalents, end of year                             $   556       $  1,738     $     47
                                                                     =======       ========     ========

See Notes to Consolidated Financial Statements (Beginning on Page 34 of the Company's 1995 Form 10-K)

                                                                    SCHEDULE III

                     PAC RIM HOLDING CORPORATION SUBSIDIARY
                      SUPPLEMENTARY INSURANCE INFORMATION
                              1993, 1994, and 1995
                             (Amounts in Thousands)


                                                                     December 31,
-------------------------------------------------------------------------------------------------------------
Column A                            Column B          Column C         Column D          Column E

                                    Deferred         Reserve for
                                     Policy        Losses and Loss                     Policyholder
                                  Acquisition        Adjustment        Unearned         Dividends
                                      Costs           Expenses         Premiums          Payable
                                  -----------      ---------------     --------        ------------
1993                                $1,132            $135,965          $8,262           $2,529
1994                                 2,085             116,629           9,917              990
1995                                   974              96,525           5,715              381


                                                Year Ended December 31,
              ------------------------------------------------------------------------------------------
               Column F        Column G        Column H         Column I         Column J       Column K
              ---------        --------        --------         --------         --------       --------

                                                               Amortization
                                              Net Losses       of Deferred
                 Net             Net          and Loss           Policy            Other          Net
               Premium        Investment      Adjustment       Acquisition       Operating      Premiums
               Revenue          Income         Expenses           Costs          Expenses       Written
               -------        ----------      ----------       ------------      ---------      --------
1993           $99,917         $5,989           $87,689          $11,646          $13,257       $104,341
1994            92,894          6,514            63,788           19,565           11,927         96,984
1995            76,016          8,089            50,957           18,647           11,662         71,966

                                                                     SCHEDULE IV


                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY
                                  REINSURANCE

                             (Amounts in Thousands)

Column A         Column B              Column C        Column D         Column E      Column F
--------         --------              --------        --------         --------      --------
                                       Premiums        Premiums                       Percentage
                  Gross                 Ceded          Assumed            Net         of Amount
                 Premiums             to Other        from Other        Premiums       Assumed
                  Earned            Companies (1)     Companies          Earned         to Net
                 --------           -------------     ----------        --------      ----------
1993             $118,631              $18,847          $133            $99,917          0.1%
1994              100,008                7,224           110             92,894          0.1%
1995               79,920                4,113           209             76,016          0.3%



(1) The Company does not net reinsurance-related items against premiums ceded.

                                                                     SCHEDULE VI

             SUPPLEMENTAL INFORMATION CONCERNING PROPERTY-CASUALTY
                              INSURANCE OPERATIONS
                              1993, 1994, and 1995
                             (Amounts in Thousands)


                                       December 31,
-------------------------------------------------------------------------
  Column A          Column B       Column C      Column D        Column E
  --------          --------       --------      --------        --------
                                    Reserve      Discount,
                    Deferred      for Losses      If any,
                     Policy        and Loss      Deducted
                  Acquisition     Adjustment       from          Unearned
                     Costs         Expenses      Column C        Premiums
                  -----------     ----------     --------        --------
1993               $1,132          $135,965                       $8,262
1994                2,085           116,629                        9,917
1995                  974            96,525                        5,715



          Column F        Column G         Column H               Column I             Column J             Column K
          --------        --------         --------               --------             --------             --------
                                      Net Losses and Loss
                                      Adjustment Expenses
                                      Incurred Related To
                                      -------------------
             Net            Net         (1)         (2)        Amortization of      Net Paid Losses            Net
          Premiums       Investment   Current      Prior       Deferred Policy    and Loss Adjustment       Premiums
           Earned         Income        Year       Years      Acquisition Costs         Expenses             Written
          --------       ----------   -------     --------    -----------------    ------------------       --------
1993       $99,917         $5,989     $65,720     $ 21,969         $11,646              $90,200              $104,34
1994        92,894          6,514      60,989        2,799          19,565               60,188               96,984
1995        76,016          8,089      49,962          995          18,647               73,025               71,966

                                    ANNEX I

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-Q


(MARK ONE)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 1996

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from    _____________ to _____________


Commission file number 0-18779

                          PAC RIM HOLDING CORPORATION
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                95-4105740
---------------------------------               -------------------
  (State or other jurisdiction                   (I.R.S. Employer
of incorporation or organization)               Identification No.)



         6200 CANOGA AVENUE, WOODLAND HILLS, CALIFORNIA         91367
-----------------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)


                                 (818) 226-6200
-----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

(Former name, former address, former fiscal year, if changed since last report)
------------------------------------------------------------------------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.   Yes  X     No
                                                 ----    -----

The number of shares of Registrant's Common Stock, $.01 par value, outstanding as of August 13, 1996, was 9,528,200.

                          PAC RIM HOLDING CORPORATION

                               INDEX TO FORM 10-Q

                         Part I.  FINANCIAL INFORMATION
                         ------------------------------


                                                                                 Page No.
                                                                                 --------
Item 1.  Financial Statements:

         Consolidated Balance Sheets
                June 30, 1996 (Unaudited)
                and December 31, 1995                                               3

         Consolidated Statements of Operations
                Three months ended June 30, 1996 and
                1995 (Unaudited) and six months ended
                June 30, 1996 and 1995 (Unaudited)                                  4

          Consolidated Statements of Cash Flows
                Six months ended June 30, 1996
                and 1995  (Unaudited)                                               5

          Notes to Unaudited Consolidated Financial
                Statements                                                          6

Item 2.   Management's Discussion and Analysis of Financial
          Condition and Results of Operations                                       9

                            Part II.  OTHER INFORMATION
                            ---------------------------


Item 6.  Exhibits and Reports on Form 8-K                                          18

                 Signatures                                                        19

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
            (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                             JUNE 30,                       DECEMBER 31,
                                                                              1996                              1995
                                                                           (UNAUDITED)
                                                                           -----------                      ------------
         ASSETS
Investments:
 Bonds, available-for-sale, at fair value (amortized cost
  $112,687 and $119,314)                                                     $112,277                          $121,771
 Short-term investments (at cost, which approximates
  fair value)                                                                   4,777                             7,260
                                                                             --------                          --------
          Total Investments                                                   117,054                           129,031

Cash                                                                            1,493                               773
Reinsurance recoverable                                                         4,275                             4,068
Premiums receivable, less allowance for doubtful
  accounts of $1,094 and $1,221                                                13,650                            11,616
Earned but unbilled premiums                                                    5,981                             4,880
Investment income receivable                                                    1,967                             2,207
Deferred policy acquisition costs                                               1,241                               974
Property and equipment, less accumulated depreciation
  and amortization of $4,353 and $3,803                                         3,817                             2,434
Unamortized debenture issuance costs                                            1,265                             1,468
Income taxes recoverable                                                          979                             1,456
Deferred income taxes                                                           9,503                             8,348
Prepaid reinsurance premiums                                                      184                               227
Other assets                                                                    2,080                             1,569
                                                                             --------                          --------
          Total Assets                                                       $163,489                          $169,051
                                                                             ========                          ========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserve for losses and loss adjustment expenses                            $ 90,709                          $ 96,525
  Debentures payable, less unamortized discount
    of $1,231 and $1,393                                                       18,769                            18,607
  Unearned premiums                                                             5,586                             5,715
  Reserve for policyholder dividends                                              233                               381
  Obligation under capital lease                                                1,065                                --
  Accrued expenses and accounts payable                                         5,304                             3,668
                                                                             --------                          --------
          Total Liabilities                                                   121,666                           124,896

Commitments and contingencies

Stockholders' Equity:
  Preferred Stock:
   $.01 par value--shares authorized 500,000;
    none issued and outstanding

  Common Stock:
   $.01 par value--shares authorized 35,000,000
    issued and outstanding 9,528,200                                               95                                95
  Additional paid-in capital                                                   29,624                            29,624
  Warrants                                                                      1,800                             1,800
  Unrealized gain (loss) on available-for-sale securities, net                   (270)                            1,622
  Retained earnings                                                            10,574                            11,014
                                                                             --------                          --------
          Total Stockholders' Equity                                           41,823                            44,155
                                                                             --------                          --------

          Total Liabilities and Stockholders' Equity                         $163,489                          $169,051
                                                                             ========                          ========



See notes to unaudited consolidated financial statements.

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                             THREE MONTHS ENDED JUNE 30,               SIX MONTHS ENDED JUNE 30,
                                                             ---------------------------               -------------------------
                                                                1996             1995                     1996             1995
                                                                ----             ----                     ----             ----
REVENUES:

  Net premiums earned                                         $22,374          $20,914                   $41,259          $39,156
  Net investment income                                         1,793            2,090                     3,606            4,183
  Realized capital gains                                            0               35                        88               39
  A&H commission income                                             2                0                         2                0
                                                              -------          -------                   -------          -------
   Total revenue                                               24,169           23,039                    44,955           43,378

COSTS AND EXPENSES:

  Losses and loss adjustment expenses                          16,457           13,224                    31,132           22,873
  Amortization of policy acquisition costs-net                  3,944            5,715                     7,461           11,214
  Administrative, general, and other                            3,192            2,813                     5,963            5,662
  Policyholder dividends                                         (181)             220                      (141)             419
  Interest expense                                                584              576                     1,165            1,149
                                                              -------          -------                   -------          -------
    Total costs and expenses                                   23,996           22,548                    45,580           41,317

Income (loss) before income taxes                                 173              491                      (625)           2,061

Income tax expense (benefit)                                       72              169                      (185)             717
                                                              -------          -------                   -------          -------

Net income (loss)                                             $   101          $   322                   $  (440)         $ 1,344
                                                              =======          =======                   =======          =======

Earnings (loss) per common and common equivalent shares:

  Primary                                                       $0.01            $0.03                    $(0.05)          $0.14
                                                                =====             ====                    ======           =====

  Assuming full dilution                                        $0.01            $0.03                    $(0.05)          $0.12
                                                                =====             ====                    ======           =====


See notes to unaudited consolidated financial statements.

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)


                                                                                                SIX MONTHS ENDED JUNE 30,
                                                                                            -------------------------------
                                                                                               1996                   1995
                                                                                               ----                   ----
OPERATING ACTIVITIES
     Net Income (loss)                                                                      $   (440)              $  1,344
     Adjustments to reconcile net income (loss) to net
        cash provided by operating activities:
          Depreciation and amortization                                                          903                    673
          Provision for losses on accounts receivable                                           (127)                   118
          Provision (benefit) for deferred income taxes                                         (180)                 1,425
          Realized capital gains                                                                 (88)                   (39)
          Changes in:
              Reserve for losses and loss adjustment expenses                                 (5,816)               (12,627)
              Unearned premiums                                                                 (129)                (3,323)
              Reserve for policyholders' dividends                                              (148)                   (70)
              Premiums receivable                                                             (3,008)                 1,172
              Reinsurance recoverable                                                           (207)                  (876)
              Prepaid reinsurance premiums                                                        43                     66
              Deferred policy acquisition costs                                                 (267)                   944
              Income taxes recoverable                                                           477                   (708)
              Accrued expenses and accounts payable                                            1,636                 (1,407)
              Investment income receivable                                                       240                    612
              Other assets                                                                      (511)                    88
                                                                                            ---------              --------
                NET CASH USED BY OPERATING ACTIVITIES                                         (7,622)               (12,608)

INVESTING ACTIVITIES
     Purchase of investments - bonds                                                         (23,943)               (36,138)
     Sales of investments - bonds                                                             26,145                 44,017
     Maturity and call of investments - bonds                                                  4,525                      0
     Net additions to property and equipment                                                    (868)                  (352)
                                                                                            ---------              --------
                NET CASH PROVIDED IN INVESTMENT ACTIVITIES                                     5,859                  7,527

            DECREASE IN CASH AND CASH EQUIVALENTS                                             (1,763)                (5,081)

Cash and cash equivalents at beginning of period                                               8,033                  9,841
                                                                                            --------               --------
                   CASH AND CASH EQUIVALENTS AT END OF PERIOD                               $  6,270               $  4,760
                                                                                            ========               ========

Supplemental Disclosures:

  Interest paid                                                                             $    800               $    800
                                                                                            ========               ========

  The Company entered into a capital lease to acquire certain computer operating system hardware and software; the lease obligation at June 30, 1996, is $1,065,000.


See notes to unaudited consolidated financial statements.

                   PAC RIM HOLDING CORPORATION AND SUBSIDIARY

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                 June 30, 1996

NOTE 1 -- BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Pac Rim Holding Corporation ("Pac Rim Holding") and its subsidiary, The Pacific Rim Assurance Company ("Pacific Rim Assurance"), and its subsidiary, Regional Benefits Insurance Services, Inc., (collectively referred to herein as "the Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the Instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996. For further information, refer to the consolidated financial statements for the year ended December 31, 1995, and notes thereto, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

Certain amounts in the accompanying financial statements have been reclassified to conform with current period presentation.

NOTE 2 -- EARNINGS PER SHARE

Earnings per common and common equivalent shares are based on the weighted average number of common shares outstanding during each period, plus common stock equivalent shares arising from the effects of stock options, warrants, and convertible debentures. (See Note 4.)

The number of shares used in the three months ended June 30, 1996 and 1995 in the computation of primary earnings per share was 9,528,000. The number of shares used in the six months ended June 30, 1996 and 1995 in the computation of primary earnings per share was 9,528,000 and 12,360,000, respectively. The number of shares used in the three months ended June 30, 1996 and 1995 in the computation of fully diluted earnings per share was 9,528,000. The number of shares used in the six months ended June 30, 1996 and 1995 in the computation of fully diluted earnings per share was 9,528,000 and 19,632,000, respectively.

NOTE 3 --  REINSURANCE

Under the Company's specific excess of loss reinsurance treaties, the reinsurers assume the liability on that portion of workers' compensation claims between $350,000 and $80,000,000 per occurrence.

The Company accounts for reinsurance transactions in accordance with the Financial Accounting Standards Board ("FASB") Statement 113, "Accounting and Reporting for

Reinsurance Short-Duration and Long-Duration Contracts", which established the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts.

The components of net premiums written are summarized as follows (amounts in thousands):


                                               THREE MONTHS ENDED JUNE 30,       SIX MONTHS ENDED JUNE 30,
                                               ---------------------------       -------------------------
                                                 1996            1995              1996             1995
                                                 ----            ----              ----             ----
                Direct                          $22,533          $20,709          $42,451          $37,790
                Assumed                             496               --              790                6
                Ceded                            (1,106)          (1,062)          (2,067)          (1,896)
                                                 ------           ------           ------           ------

          Net premiums written                  $21,923          $19,647          $41,174          $35,900
                                                =======          =======          =======          =======

The components of net premiums earned are summarized as following (amounts in thousands):


                                              THREE MONTHS ENDED JUNE 30,       SIX MONTHS ENDED JUNE 30,
                                              ---------------------------       -------------------------
                                                 1996             1995             1996             1995
                                                 ----             ----             ----             ----
                Direct                          $22,976          $21,975          $42,572          $41,111
                Assumed                             534                2              798                7
                Ceded                            (1,136)          (1,063)          (2,111)          (1,962)
                                                 ------           ------           ------           ------

         Net premiums earned                    $22,374          $20,914          $41,259          $39,156
                                                =======          =======          =======          =======

The components of net losses and loss adjustment expenses are summarized as follows (amounts in thousands):

                                            THREE MONTHS ENDED JUNE 30,          SIX MONTHS ENDED JUNE 30,
                                            ---------------------------          -------------------------
                                               1996             1995              1996             1995
                                               ----             ----              ----             ----
                Direct                        $17,060          $13,976          $31,959          $23,867
                Assumed                           232               49              392               57
                Ceded                            (835)            (801)          (1,219)          (1,051)
                                            ---------        ---------         --------         --------

         Net losses and loss
           adjustment expenses                $16,457          $13,224          $31,132          $22,873
                                              =======          =======          =======          =======

NOTE 4--LONG TERM DEBT

The Company has $20,000,000 in outstanding principal on its August 16, 1994 issue of Series A Convertible Debentures, with detachable warrants to purchase 3,800,000 shares of the Company's common stock, which are primarily owned by PRAC, Ltd., a Nevada limited partnership (which is controlled by Mr. Richard Pickup), and other individuals and entities. Mr. Pickup presently controls approximately 26% of the outstanding shares of the Company through various investment entities, which together are the Company's largest stockholder.

The Debentures carry an 8% annual rate of interest, payable semiannually, and are due on August 16, 1999. The Debentures are convertible at the holder's option, into shares of common stock at a conversion price of $2.75 per share. The Debentures are subject to automatic conversion if, after three years from issuance, the price of the Common Stock exceeds 150% of the conversion price for a period of 20 out of 30 consecutive trading days.

The Debenture Agreement also provided for the issuance to the Investor of detachable warrants (the "Warrants") to acquire 1,500,000 shares of the Company's Common Stock at an exercise price of $2.50 per share (the "Series 1 Warrants"), 1,500,000 shares at an exercise price of $3.00 per share (the "Series 2 Warrants"), and 800,000 shares at an exercise price of $3.50 per share (the "Series 3 Warrants"). The Warrants expire on August 16, 1999, and the exercise price of the Warrants is subject to downward adjustment in the event of adverse development in the Company's December 31, 1993 loss and allocated loss adjustment expense reserves related to the 1992 and 1993 accident years, measured as of June 30, 1996, which date has been extended to June 30, 1997 by agreement of the parties. Under the terms of the Agreement, the maximum adverse development that would impact the exercise price of the Warrants is $20,000,000. In the event that the adverse development of reserves for those periods exceeds $20,000,000, the exercise price of the Series 1 Warrants would be reduced to $0.01, and the exercise price of the Series 2 Warrants would be reduced to $1.39 per share.

The Debentures are carried on the balance sheet net of unamortized discount of $1,231,000 at June 30, 1996. The effective average interest rate of this debt after consideration of debt issuance costs and discount was 13.3%.

Pacific Rim Assurance has an unsecured line of credit for $3,000,000 at Imperial Bank of California. Borrowing under the line of credit bears interest at a rate of 1% in excess of prime rate. No borrowing has occurred under the line of credit.

NOTE 5 -- NEW ACCOUNTING STANDARDS

In October 1995, FASB issued Statement 123, "Accounting For Stock-Based Compensation" which established a fair value based method of accounting for stock-based compensation plans. This statement is effective for financial statements with fiscal years beginning after December 15, 1995. The Company elected to continue accounting for stock-based compensation based on Accounting Principles Board Opinion 25; and thus, the Company adopts only the disclosure provision of FASB Statement 123. The Company does not expect the implementation of this pronouncement to have a material effect on the Company's financial position or results of operations, as the Company does not anticipate having any stock based compensation.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS


RESULTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1996 COMPARED TO THE SIX MONTHS ENDED JUNE 30, 1995.

Net premiums earned increased 5.4%, to $41,259,000 for the six months ended June 30, 1996, from $39,156,000 for the six months ended June 30, 1995. This increase was primarily the result of increased premium rates by the Company in California throughout the first half of 1996, as well as continued expansion by the Company into additional geographic areas during the first half of 1996, which had begun in 1995. In May 1995, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Arizona, and commenced operations in June 1995. During August 1995, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Texas, and commenced operations in October 1995. In March 1996, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Georgia, and commenced operations in April 1996. Premiums earned outside of California equaled approximately $3,769,000 or 9.1% of the Company's total premiums earned during the first half of 1996. The Company also is considering the filing of applications in certain other states. The Company believes that geographic expansion will enable it to increase its premium revenues and operate regionally in more, and potentially less volatile, markets. However, there can be no assurance that such expansion will ultimately increase revenues or prove to be profitable.

Net investment income decreased 13.8%, to $3,606,000 for the six months ended June 30, 1996, from $4,183,000 for the six months ended June 30, 1995. The amount of average invested assets decreased 14.9% to $122,000,000 for the six months ended June 30, 1996, compared to the same period in 1995. This decrease in invested assets was the result of the Company experiencing negative cash flow from operations during 1995 and the first half of 1996. As a result, the Company sold securities, or utilized maturing securities, to meet its cash flow needs. The average yield on average invested assets was to 5.9% for the six months ended June 30, 1996 and for the comparable period in 1995.

Losses and loss adjustment expenses ("LAE") incurred increased by $8,259,000 for the six months ended June 30, 1996, compared to the same period for 1995. The loss and LAE ratio increased to 75.5% during the six months ended June 30, 1996, compared to 58.4% during the six months ended June 30, 1995. The loss and LAE ratio generally increased in the California workers' compensation environment since July 1, 1995, following more than a year of lower premium rate levels. For the second quarter of 1996, the loss and loss expense ratio was lower than the first quarter 1996 ratio of 77.7%, reflecting the positive impact of premiums earned during the second quarter of 1996 from business written throughout the first half of 1996 at higher premium rates.

Total underwriting expenses decreased $3,452,000, or 20.5%, for the six months ended June 30, 1996, compared to the same period in 1995. The decrease was primarily the result of a decrease in commissions paid to agents and brokers. The average commission ratio to agents and brokers decreased to 15.0% for the first six months of 1996, compared to 25.0% for the first six months of 1995.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


The general and administrative expense component of the Company's underwriting expenses increased by $301,000, or 5.3%, to $5,963,000 during the first half of 1996, from $5,662,000 during the first half of 1995. The increase in general and administrative expense was primarily due to the Company's recent expansion into other geographical areas and the related increased premium levels. The ratio of general and administrative expenses to net premiums earned was 14.5% for both the first half of 1996 and the first half of 1995.

Policyholder dividends for the six months ended June 30, 1996 were a net credit of ($141,000), compared to a net charge of $419,000 for the six months ended June 30, 1995. The net credit reflects the elimination of $200,000 of dividend reserves for which no further future liability is expected. That amount was transferred to loss and LAE reserves as of June 30, 1996. The remaining reserve for policyholder dividends of $233,000 as of June 30, 1996 represents current expectations of future policyholder dividend payments on participating policies inforce. In determining the appropriate policyholder dividend reserve level, the Company analyzes competitive factors related to quality of service, loss prevention, claims management and cost control, and adequacy of premium rates, as well as its own underwriting results.

The loss before taxes was $625,000 for the six months ended June 30, 1996, compared to net income before taxes of $2,061,000 for the six months ended June 30, 1995. This decrease was due primarily to an increase in loss and LAE expense, offset by decreases in underwriting expenses and dividends, and an increase in premiums earned.

The net loss for the six months ended June 30, 1996 was $440,000, compared to net income of $1,344,000 for the six months ended June 30, 1995.

FOR THE THREE MONTHS ENDED JUNE 30, 1996 COMPARED TO THE THREE MONTHS ENDED JUNE 30, 1995.

Net premiums earned increased 7.0%, to $22,374,000, for the three months ended June 30, 1996, from $20,914,000, for the three months ended June 30, 1995.
This increase was primarily the result of increased premium rates by the Company in California, effective January 1, 1996, as well as continued expansion by the Company into additional geographic areas during the second quarter of 1996, which had begun in 1995. In May 1995, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Arizona, and commenced operations in June 1995. During August 1995, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Texas, and commenced operations in October 1995. In March 1996, Pacific Rim Assurance received a Certificate of Authority to write workers' compensation insurance in the State of Georgia, and commenced operations in April 1996. Premiums earned outside of California equaled approximately $2,243,000 or 10% of the total Company premiums earned during the second quarter of 1996. The Company also is considering the filing of applications in certain other states. The Company believes that geographic expansion will enable it to increase its premium revenues and operate regionally in more, and potentially less volatile, markets. However, there can be no assurance that such expansion will ultimately increase revenues or prove to be profitable.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


Net investment income decreased 14.2% to $1,793,000 for the three months ended June 30, 1996, from $2,090,000 for the three months ended June 30, 1995. The amount of average invested assets decreased 15.0% to $119,500,000 for the three months ended June 30, 1996, compared to the same period in 1995. This decrease in invested assets was the result of the Company experiencing negative cash flow from operations during 1995 and the first six months of 1996. As a result, the Company sold securities, or utilized maturing securities, to meet its cash flow needs. The average yield on average invested assets was 6.0% for the three months ended June 30, 1996 and for the comparable period in 1995.

Losses and LAE incurred increased by $3,233,000 for the three months ended June 30, 1996, compared to the same period for 1995. The loss and LAE ratio increased to 73.6% during the three months ended June 30, 1996, compared to 63.2% during the three months ended June 30, 1995. The loss and LAE ratio generally increased in the California workers' compensation environment following more than a year of lower premium rate levels. For the second quarter of 1996, the loss and loss adjustment expense ratio was lower than the first quarter 1996 ratio of 77.7%, reflecting the positive impact of premiums earned during the second quarter of 1996 from business written throughout the first half of 1996 at higher premium rates.

Total underwriting expenses decreased $1,392,000, or 16.3%, for the three months ended June 30, 1996, compared to the same period in 1995. The decrease was primarily the result of a decrease in commissions paid to agents and brokers. The average commission ratio to agents and brokers decreased to 14.6% for the three months ended June 30, 1996, compared to 23.0% for the three months ended June 30, 1995.

The general and administrative expense component of the Company's underwriting expenses increased by $379,000, or 13.5%, to $3,192,000 during the second quarter of 1996, from $2,813,000 during the second quarter of 1995. The increase in general and administrative expense was primarily due to the Company's recent expansion into other geographical areas and the related increased premium levels. The ratio of general and administrative expenses to net premiums earned was 14.3% for the second quarter of 1996 compared to 13.5% for the second quarter of 1995.

Policyholder dividends for the three months ended June 30, 1996 were a net credit of ($181,000) compared to a net charge of $220,000 for the three months ended June 30, 1995. The net credit reflects the elimination of $200,000 of dividend reserves for which no further future liability is expected. That amount was transferred to loss and LAE reserves as of June 30, 1996. The remaining reserve for policyholder dividends of $233,000 as of June 30, 1996 represents current expectations of future policyholder dividend payments on participating policies inforce. In determining the appropriate policyholder dividend reserve level, the Company analyzes competitive factors related to quality of service, loss prevention, claims management and cost control, and adequacy of premium rates, as well as its own underwriting results.

Net income before taxes was $173,000 for the three months ended June 30, 1996, as compared to net income before taxes of $491,000 for the three months ended June 30, 1995. This decrease was due primarily to an increase in loss and LAE expense, offset by decreases in underwriting expenses and dividends, and an increase in premiums earned.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


The net income for the three months ended June 30, 1996 was $101,000, compared to net income of $322,000 for the three months ended June 30, 1995.

Certain statements in Management's Discussion and Analysis that are not historical facts are forward looking statements. These forward looking statements involve risks and uncertainties that could render them materially different, including, but not limited to, the effect of economic conditions, premium rate adequacy as a result of pricing factors related to competition or regulation, actual versus estimated claims experience, the effect of the Company's accounting policies, the effect of regulatory and legal developments, and other risks detailed in the Company's filings with regulatory agencies.

LIQUIDITY AND CAPITAL RESOURCES

Pac Rim Holding was organized in May 1987 and has been capitalized from sales of the Company's Common Stock. Pac Rim Holding is dependent on dividends from Pacific Rim Assurance for operating funds. Pacific Rim Assurance may pay dividends without prior California Insurance Department approval to the extent it has available "earned surplus". Dividends are further limited to an amount up to the greater of net income from the preceding calendar year or 10% of policyholders' surplus as of the end of the preceding year. Earned surplus for Pacific Rim Assurance is its unassigned surplus, which was $2,131,000 at
December 31, 1995.   Accordingly, Pacific Rim Assurance may pay dividends of
$2,131,000 to Pac Rim Holding in 1996, without such prior approval.

One of the most widely accepted factors used by regulators and rating agencies in evaluating insurance companies is the ratio of net premiums written to policyholders' surplus, which is an indication of the degree to which an insurer is leveraged. While there is no statutory requirement applicable to Pacific Rim Assurance that establishes a permissible net premiums written to policyholders' surplus ratio, as determined in accordance with statutory accounting practices, the National Association of Insurance Commissioners ("NAIC") uses a ratio of three to one as an appropriate guideline in assessing a property/casualty insurance company's financial condition. The lower the ratio, the less leveraged is the company. At June 30, 1996, the statutory-basis policyholders surplus of Pacific Rim Assurance was $46,711,000. Pacific Rim Assurance's ratio of annualized net premiums written to policyholders' surplus for 1996 was 1.76 to 1, as determined on the basis of statutory accounting practices.

Insurance companies are required to maintain on deposit with the Regulatory Agencies deposits for the benefit of policyholders, in an amount prescribed by regulations. At June 30, 1996, the Company was in good standing with all Departments of Insurance with respect to its deposit requirements, maintaining investments with a total fair value of $112,827,000 on deposit with authorized depositories in various states, in excess of total deposit requirements of $99,137,000.

A workers' compensation insurance company must maintain sufficient liquid assets to meet its contractual obligations to policyholders, in addition to maintaining funds to meet ordinary operating expenses. The Company typically has several sources of funds to meet obligations, including cash flow from operations, interest from fixed-income securities, recoveries from reinsurance contracts, as well as the ability to sell portions of its investment portfolio. In addition, the Company has an unsecured line of credit for $3,000,000 from a bank. No

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


borrowings have been made from this line of credit. The Company has an investment portfolio of high quality, highly liquid, U.S. Treasury, other governmental agency, and corporate obligations. The Company's cash flows used in operating activities for the six months ended June 30, 1996 and 1995, were $(7,622,000), and $(12,608,000), respectively. In light of the reduced level of premiums written during 1995 and the first half of 1996, compared to prior years, due to state-mandated reductions in premium rates, and the repeal of the minimum rate law, coupled with claim payments required on the relatively higher levels of premium volume previously written, it is probable that the Company will experience a continued period of negative cash flow, until the level of loss payments decreases to the level proportionate to the level of premiums collected. The Company believes that Pacific Rim Assurance will be able to meet its requirements for both claim payments and expenses.

As a result of its ownership of debentures of Pac Rim Holding, PRAC, Ltd. ("PRAC"), together with certain affiliated entities, is entitled to vote the equivalent of 56.0% of the Company's voting securities with respect to certain matters, and will be entitled to vote the equivalent of approximately 62.3% of the Company's voting securities as to those matters on exercise of Warrants. These voting rights, together with PRAC's right to designate certain members of the Board of Directors, give PRAC effective control of the Board of Directors and over all major corporate matters and transactions. It may also have the effect of discouraging certain types of transactions involving an actual or potential change of control of the Company, including transactions in which the holders of the Company's shares might otherwise receive a premium for their shares over then current market prices. These actions will have the effect, among other things, of limiting the ability of the Company to enter into certain significant transactions without the support of PRAC, and allowing PRAC to cause the Company to enter into certain transactions. These transactions may include transactions between PRAC, or its affiliates, and the Company, as well as transactions for the sale of the Company or the sale of control of the Company. PRAC may have interests that diverge from or conflict with those of the Company. Although such conflicts may arise, Directors designated by PRAC to the Board of Directors have a fiduciary responsibility to act in the Company's best interest.

Since the first quarter of 1995, the Company has retained as consultants, Salomon Brothers (the investment banking firm that assisted the Company in previous capital-raising transactions) to advise of future strategic alternatives.

EFFECTS OF INFLATION

Inflation can be expected to affect the operating performance and financial condition of the Company in several aspects. Inflation can reduce the market value of the investment portfolio. However, generally the intent of the Company is to hold its investments to maturity. (See "Liquidity and Capital Resources") Inflation adversely affects the portion of reserve for losses and LAE that relates to hospital and medical expenses, as these expenses normally increase during inflationary periods (and in recent years have increased at a greater rate than prevailing inflation). The liabilities for losses and LAE, relating to indemnity benefits for lost wages are not directly affected by inflation, as these amounts are established by statute. To the extent that the reserve for losses and LAE and claim payments have increased as a result of inflation, premium rates have historically increased by operation of the rate setting process. This process established the minimum rates in effect in California prior to January 1, 1995. However, no assurance can be given that following the introduction of open premium rating in California

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


effective January 1, 1995, premium rates will keep pace with inflation. Another result of inflation is an expected escalation of wages paid to employees. To the extent that wages increase, premium revenues will proportionately increase, since rates are based on the employer's payroll. Since May 1987, the Company's inception, the Company believes that the effect of inflation on the Company has not been material.

RECENT ACCOUNTING PRONOUNCEMENTS

In October 1995, FASB issued FASB No. 123, "Accounting For Stock-Based Compensation" which established a fair value based method of accounting for stock-based compensation plans. This statement is effective for financial statements with fiscal years beginning after December 15, 1995. The Company elected to continue accounting for stock-based compensation based on Accounting Principles Board Opinion 25; and thus, the Company adopts only the disclosure provision of FASB Statement 123. The Company does not expect the implementation of this pronouncement to have a material effect on the Company's financial position or results of operations.

WORKERS' COMPENSATION SYSTEM

Workers' compensation is a statutory system under which an employer is required to provide its employees with the costs of medical care and other specified benefits for work-related injuries and illnesses. Most employers provide for this liability by purchasing workers' compensation insurance. The principal concept underlying workers' compensation insurance laws is that an employee injured in the course of his or her employment has only the legal remedies for that injury available under workers' compensation law and does not have any other claims against his or her employer. Generally, insurers must pay compensation to an insured's employees injured in the course and scope of their employment. The obligation to pay such compensation does not depend on any negligence or wrong on the part of the employer, and exists even for injuries that result from the negligence or wrongs of another person, including the employee.

The standard workers' compensation insurance policy issued by most insurance companies, including Pacific Rim Assurance, obligates the carrier to pay all benefits that the insured employer may become obligated to pay under applicable workers' compensation laws. The benefits payable under workers' compensation policies fall under the following four categories: (i) temporary or permanent disability benefits (either in the form of short-term to life-term payments or lump sum payments); (ii) vocational rehabilitation benefits; (iii) medical benefits; and (iv) death benefits. The amount of benefits payable for various types of claims is determined by regulation and varies with the severity and nature of the injury or illness and the wage, occupation, and age of the employee.

The amount of the premiums charged for workers' compensation insurance is dependent on the size of an employer's payroll and the type of business, and the application of corresponding rate schedules setting forth the appropriate rate. In California and Texas, rates are independently filed by the Company, reflecting either the advisory rates of the applicable rating bureau, or an appropriate deviation therefrom. In Arizona, and Georgia, the National Council of Compensation Insurance (NCCI) files the pure premium rates on behalf of all insurance companies.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

In addition to established premium rates, premium levels based on the insured's payroll could be affected by inflation and/or the application of Experience Rating Plans. Experience Rating Plans govern all policyholders whose annual premiums are in excess of certain levels and are based on the insured's loss experience over a three-year period commencing four years prior to, and terminating one year prior to, the date for which the experience modification is to be established. Application of the Experience Rating Plan generally results in an increase or decrease to the insured's premium rate, and is therefore intended to provide an incentive to employers to reduce work-related injuries and illnesses.

SIGNIFICANT CHANGES IN THE CALIFORNIA WORKERS' COMPENSATION SYSTEM

Material changes have taken place in recent years in California, the jurisdiction in which the Company has in the past conducted all its activities.

Prior to 1995 within California, a minimum rate law was in effect, which law was intended to curtail indiscriminate rate cutting, which rate cutting was felt to threaten the solvency of private workers' compensation insurers. Although an insurer could not charge less than the minimum rates set by the California Insurance Department ("Department"), insurers could charge more than the minimum rates. The minimum rates for workers' compensation policies were reviewed annually by the Workers' Compensation Insurance Rating Bureau ("WCIRB") and the Department. In reviewing the WCIRB's proposed rates, the Department considered the loss experience for the industry as a whole and, after adding factors for reasonable underwriting costs and profits, approved publication of minimum premium rate schedules for various classifications of employees. Rates could be revised and approved by the Insurance Commissioner whenever the legislature changed the levels of benefits payable or industry loss experience indicated the need for a rate revision.

In July 1993, the California state legislature passed two sets of workers' compensation law reforms, which have significantly impacted the benefits available under the California workers' compensation system. While the legislation was designed to reduce the claim costs and rates applicable to California workers' compensation coverage, its ultimate impact upon the operations and profitability of the Company is uncertain. However, the Company did experience a reduction in the overall number of outstanding claims, and a stable trend in the severity of claims, during years subsequent to 1993, which in turn has led to lower premium rates overall. The more significant aspects of the legislation are outlined below.

Initially, the legislature enacted two sets of legislation dealing with the premium rates applicable to California workers' compensation coverage. The first item of legislation repealed the California minimum rate law effective January 1, 1995. As of that date, the repeal of the minimum rate law opened the workers' compensation insurance market to direct price competition among insurers. Thus, the official end to the minimum rate law and the start of open price competition in the industry was January 1, 1995. Although repeal of the minimum rating law formally became effective January 1, 1995, the Company believed that competitive forces working in the marketplace during 1994 already showed signs of informal price competition, through the use of higher commissions paid to agents and brokers, which in turn were rebated in part to policyholders. The ultimate effect of open rating on the Company's operations and profitability cannot be stated with certainty. However, since January 1, 1995, open rating has created an intense level of price competition and an overall erosion of premium rate levels.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


The second item of rate-related legislation required a 7% decrease in the minimum premium rates charged with respect to California workers' compensation coverage. The 7% minimum premium rate decrease was effective July 16, 1993, for all policies inforce at that date.

Effective January 1, 1994, the minimum premium rate was decreased another 12.7%, to be phased-in upon the insured's policy renewal date during 1994. Effective October 1, 1994, the minimum premium rate was decreased another 16% for all policies inforce at that date. The reduced minimum rates were to remain in effect until a policy renewed in 1995, at which time the open price competition resulting from the repeal of the minimum rate law took effect. Along with that legislation affecting workers' compensation rates, the California legislature further enacted legislation designed to reform the benefits available and combat fraud within the California workers' compensation system. In particular, the legislation provided for increased benefit payments applicable to totally disabled and seriously injured workers, while at the same time cutting benefits for certain over-utilized treatments and psychiatric injury claims. The more significant provisions of the benefits reform legislation are outlined below.

The reform legislation increased the weekly benefits payable for temporary total disability from $336 per week to $490 per week and is being phased in over a three-year period that began July 1, 1994. In addition, benefit payments to seriously injured workers have increased. Each of these benefit level increases will result in increased California claims costs to the Company. While it cannot be stated with certainty, proponents of the legislation have urged that such increased costs will be more than offset by the following benefit reduction reforms:

         The legislation tightened restrictions on the number of permissible evaluations utilized to resolve medical issues associated with a claim.

         Under previous law, claims for psychiatric injury, including stress, were compensable if 10% or more of their cause was attributable to employment-related factors. The legislation raised this standard to require that employment be the "predominant" cause of the psychiatric injury. The legislation further limited post termination (including terminations and layoffs) psychiatric injury claims to those in which the employee can establish that the injury at issue arose prior to termination.

         The legislation limited vocational rehabilitation benefits to a total of $16,000 per claim, a decrease from $25,000 previously. Of the $16,000 limit, no more than $4,500 can be claimed for counseling services.

         The legislation allows certain employers to direct the treatment of work-related injuries under a system of managed care for a period of up to 365 days. The availability of the managed care option is dependent on the type of group health coverage provided by the employer.

         The legislation prohibits insurers, doctors, and rehabilitation counselors from referring claimants to facilities in which such persons or entities maintain a financial interest.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
           FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)


         The legislation adopted certain anti-fraud provisions, which make any efforts to bribe adjusters a felony, and provides for restitution of benefits paid on fraudulent claims.

The ultimate effect of the workers' compensation reform legislation, repeal of the minimum rate law, and premium rate decrease on the Company's operations and profitability cannot be stated with certainty.

REGULATION

The NAIC has finalized a formula to calculate Risk Based Capital ("RBC") of property and casualty insurance companies. The purpose of the RBC Model is to help the NAIC monitor the capital adequacy of property and casualty insurance companies. The RBC model for property and casualty insurance companies measures three major areas of risk facing property and casualty insurers: underwriting, credit, and investment. Companies having less statutory surplus than the RBC model calculates are required to adequately address these three risk factors and will be subject to varying degrees of regulatory intervention, depending on the level of capital inadequacy. The NAIC adopted an RBC model for property and casualty insurance companies in 1993 for inclusion in the 1994 Annual Statement. The results of the RBC model for 1994 and 1995, showed that Pacific Rim Assurance had adequate capital and required no form of regulatory monitoring or intervention.

Although the federal government does not directly regulate the business of insurance, federal initiatives often affect the insurance business in a variety of ways. State regulation remains the dominant form of regulation; however, the federal government has shown increasing concern over the adequacy of state regulation. In view of the savings and loan industry crisis and several significant insurer insolvencies, several Congressional inquiries are considering the adequacy of existing state regulations related to the financial health of insurance companies. Congressional committees are also reviewing the McCarran-Ferguson Act of 1945, which currently provides a limited exemption from federal antitrust laws for the "business of insurance". The exemption allows limited cooperative activities by rating organizations and other joint industry efforts. These include the development of standardized policy forms and endorsements, statistical plans, the collection and compilation of premium, loss, and expense data, and the development of advisory rates or loss costs.
The proposal would limit the insurance industry's limited exemption from federal antitrust laws and was introduced in the belief that it would foster competitive pricing among insurers. The proposal would curtail the activities of rating organizations and thus could require the expansion of individual insurer internal resources. With the possible loss of statistically valid data and/or increased costs, market niches could become even more focused. California is reviewing its statutory exemptions for the "business of insurance" from its antitrust laws.

                          PAC RIM HOLDING CORPORATION

                          Part II.  OTHER INFORMATION


Item 6.  Exhibits and Reports on Form 8-K

(a)      Exhibits
         --------

10.115   Quota Share reinsurance agreement between TIG Insurance Company and
         The Pacific Rim Assurance Company, a subsidiary of Pac Rim Holding
         Corporation, dated April 1, 1996.

10.116 Producer agreement between Regional Benefits Insurance Services, a subsidiary of Pac Rim Holding Corporation, and Hull & Co., Inc., dated May 15, 1996.

10.117 Producer agreement between Regional Benefits Insurance Services, a subsidiary of Pac Rim Holding Corporation, and Gulf Atlantic
         Management Group, Inc., dated May 15, 1996.

10.118   Office lease between Gulf Atlantic Investment Group, Inc. and
         Regional Benefits Insurance Services, Inc., a subsidiary of Pac Rim
         Holding Corporation, dated May 20, 1996.

11       Computation of Per Share Earnings

27       Financial Data Schedule

(b)      Reports on Form 8-K
         -------------------

         The Company filed a Current Report on Form 8-K, dated May 20, 1996 reporting on Item 5, Other Events, in connection with the resignation of Mr. Robert M. Anderson as Chairman of the Board of Directors.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Pac Rim Holding Corporation




August 13, 1996                            By: /s/ Stanley Braun
                                                   -------------------------
                                                   Stanley Braun
                                                   President and
                                                   Chief Executive Officer





August 13, 1996                            By: /s/ Paul W. Craig
                                                   -------------------------
                                                   Paul W. Craig
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



August 13, 1996                            By: /s/ Jonathan T. Wallace
                                                   ------------------------
                                                   Jonathan T. Wallace
                                                   Controller
                                                   (Chief Accounting Officer)

    SUPERIOR NATIONAL INSURANCE GROUP, INC. SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 11, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
   The undersigned shareholder of Superior National Insurance Group, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated November 11, 1996, and hereby appoints Steven D. Germain, Thomas J. Jamieson, Gordon E. Noble, C. Len Pecchenino, Craig F. Schwarberg, Robert A. Spass, Bradley E. Cooper, William Gentz, and J. Chris Seaman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on Wednesday, December 11, 1996 at 10:00 a.m., Pacific Time, at the Company's principal business offices at 26601 Agoura Road, Calabasas, California, and at any postponements or adjournments thereof, and to vote all shares of common stock at the Special Meeting the undersigned would be entitled to vote if personally present, on the matters set forth below:

1. PROPOSAL NO. 1 -- THE STOCK ISSUANCE
   Consummation of the Stock Issuance is conditioned upon approval of each of Proposals No. 2, No. 4, and No. 5.

                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

2. PROPOSAL NO. 2 -- TRANSFER RESTRICTIONS CHARTER AMENDMENT
   Approval of Proposal No. 2 is a condition to the consummation of the Stock Issuance.
                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. PROPOSAL NO. 3 -- REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE Approval of Proposal No. 3 is NOT a condition to the consummation of the Stock Issuance or the approval of any other Proposal.

                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. PROPOSAL NO. 4 -- AMENDMENT OF BYLAWS TO INCREASE AUTHORIZED NUMBER OF DIRECTORS
   Approval of Proposal No. 4 is a condition to the consummation of the Stock Issuance.
                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

5. PROPOSAL NO. 5 -- ELECTION OF TWO ADDITIONAL DIRECTORS:
   The election of all nominees listed below is a condition to the consummation of the Stock Issuance and conditioned upon approval of Proposal No. 4.

                      [ ] For all nominees listed below (except as indicated).
                      [ ] Withhold authority for all nominees listed below.

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH HIS OR THEIR NAME(S) IN THE LIST BELOW:
                           Steven B. Gruber        Roger W. Gilbert

In their discretion, upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. WITH RESPECT TO THE ELECTION OF DIRECTORS, IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED.

                                                       Dated:____________, 1996

                                                       ________________________
                                                       Printed name(s) as shown
                                                         on Stock Certificate

                                                       ________________________
                                                              (Signature)

                                                       ________________________
                                                              (Signature)

THIS PROXY SHOULD BE MARKED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS, HER, THEIR OR ITS NAME APPEARS ON THE STOCK CERTIFICATE AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY TWO PEOPLE (FOR EXAMPLE, AS JOINT TENANTS OR COMMUNITY PROPERTY) BOTH PARTIES SHOULD SIGN.